================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                               J. Kevin Gao, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

================================================================================

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY COMMON STOCK FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------
Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       16
---------------------------------------------
Notes to Financial Statements              23
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            29
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  30
---------------------------------------------
Federal Income Tax Information             33
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        33
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       33
---------------------------------------------
Board Members and Officers                 34
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)

(LINE GRAPH)

                      MAINSTAY COMMON
                         STOCK FUND
                          CLASS B        S&P 500(R)    RUSSELL 1000(R)
                           SHARES           INDEX           INDEX
                      ---------------    ----------    ---------------
10/31/00                   10000            10000           10000
10/31/01                    7286             7510            7396
10/31/02                    6013             6375            6316
10/31/03                    6877             7701            7726
10/31/04                    7286             8427            8447
10/31/05                    8003             9162            9331
10/31/06                    9250            10659           10826
10/31/07                   10304            12211           12454
10/31/08                    6412             7803            7871
10/31/09                    6688             8568            8752
10/31/10                    7434             9983           10298




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 5.5% Initial Sales Charge                     With sales charges           5.83%       -1.83%
                                                                                  Excluding sales charges     11.99        -0.71
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 5.5% Initial Sales Charge                     With sales charges           6.45        -1.57
                                                                                  Excluding sales charges     12.64        -0.45
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges           6.14        -1.82
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges     11.14        -1.47
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges          10.12        -1.47
                            if Redeemed Within One Year of Purchase               Excluding sales charges     11.12        -1.47
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                   13.00         0.02
-----------------------------------------------------------------------------------------------------------------------------------
Class R2 Shares(5)          No Sales Charge                                                                   12.53        -0.55
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      -2.75%       1.75%
                              -2.19        1.75
-------------------------------------------------
Class A Shares                -2.62        1.00
                              -2.06        1.00
-------------------------------------------------
Class B Shares                -2.92        2.51
                              -2.92        2.51
-------------------------------------------------
Class C Shares                -2.92        2.51
                              -2.92        2.51
-------------------------------------------------
Class I Shares(4)             -1.68        0.75
-------------------------------------------------
Class R2 Shares(5)            -2.16        1.10
-------------------------------------------------









1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Investor Class shares were first offered on February 28, 2008. Performance figures for Investor Class shares includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
4. Performance figures for Class I shares, first offered on December 28, 2004, includes historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
5. Performance figures for Class R2 shares, first offered on December 14, 2007, includes the historical performance of Class A shares through October 31, 2010, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower. As of October 31, 2010, Class R2 shares had yet to commence investment operations.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                      ONE      FIVE      TEN
                                          YEAR     YEARS     YEARS
S&P 500(R) Index(6)                      16.52%    1.73%    -0.02%
------------------------------------------------------------------
Russell 1000(R) Index(7)                 17.67     1.99      0.29
------------------------------------------------------------------
Average Lipper Large-Cap Core Fund(8)    14.47     1.48      0.26
------------------------------------------------------------------







6. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Common Stock Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00        $982.70         $ 8.00         $1,017.10         $ 8.13
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00        $985.40         $ 4.85         $1,020.30         $ 4.94
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00        $978.40         $11.72         $1,013.40         $11.93
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00        $978.40         $11.72         $1,013.40         $11.93
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00        $986.30         $ 3.55         $1,021.60         $ 3.62
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.60% for Investor Class, 0.97% for Class A, 2.35% for Class B and Class C and 0.71% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. See page 5 for more information on Class R2 shares.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)


Oil, Gas & Consumable Fuels             11.5%
Computers & Peripherals                  6.4
Insurance                                4.7
Pharmaceuticals                          4.4
Software                                 4.2
Diversified Financial Services           3.9
Diversified Telecommunication
  Services                               3.8
Health Care Providers & Services         3.7
Media                                    3.5
Capital Markets                          2.8
Communications Equipment                 2.8
Beverages                                2.6
IT Services                              2.6
Machinery                                2.5
Multiline Retail                         2.4
Commercial Banks                         2.1
Tobacco                                  2.1
Industrial Conglomerates                 2.0
Semiconductors & Semiconductor
  Equipment                              1.9
Specialty Retail                         1.9
Food Products                            1.8
Hotels, Restaurants & Leisure            1.8
Chemicals                                1.7
Food & Staples Retailing                 1.7
Metals & Mining                          1.7
Multi-Utilities                          1.6
Biotechnology                            1.4
Exchange Traded Funds                    1.4
Electrical Equipment                     1.2
Real Estate Investment Trusts            1.2
Textiles, Apparel & Luxury Goods         1.2
Household Products                       1.0
Airlines                                 0.8
Electric Utilities                       0.8
Aerospace & Defense                      0.7
Automobiles                              0.7
Household Durables                       0.7
Internet Software & Services             0.7
Trading Companies & Distributors         0.7
Air Freight & Logistics                  0.6
Wireless Telecommunication Services      0.6
Paper & Forest Products                  0.5
Auto Components                          0.4
Gas Utilities                            0.4
Construction & Engineering               0.3
Health Care Equipment & Supplies         0.3
Internet & Catalog Retail                0.3
Road & Rail                              0.3
Commercial Services & Supplies           0.2
Energy Equipment & Services              0.2
Independent Power Producers & Energy
  Traders                                0.2
Life Sciences Tools & Services           0.2
Office Electronics                       0.2
Personal Products                        0.2
Consumer Finance                         0.1
Diversified Consumer Services            0.1
Real Estate Management & Development     0.1
Containers & Packaging                   0.0++
Electronic Equipment & Instruments       0.0++
Short-Term Investment                    0.2
Other Assets, Less Liabilities           0.0
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  ExxonMobil Corp.
    2.  Apple, Inc.
    3.  International Business Machines Corp.
    4.  Microsoft Corp.
    5.  Chevron Corp.
    6.  JPMorgan Chase & Co.
    7.  AT&T, Inc.
    8.  Wells Fargo & Co.
    9.  Intel Corp.
   10.  Johnson & Johnson





8    MainStay Common Stock Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by Harvey Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Fund's Subadvisor.

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Common Stock Fund returned 11.99% for Investor Class shares, 12.64% for Class A shares, 11.14% for Class B shares and 11.12% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 13.00% and Class R2 shares returned 12.53%.(1) All share classes underperformed the 14.47% return of the average Lipper(2) large-cap core fund for the same period. All share classes also underperformed the 16.52% return of the S&P 500(R) Index(3) for the 12 months ended October 31, 2010. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The reporting period reflected two dominant investment themes. The first theme, which extended through March 2010, was a low-quality rally in which stocks--particularly financials--with low or negative earnings outperformed their benchmarks. The second theme, which ran from April through September 2010, reflected investors' concerns about the Greek debt crisis and the possibility of it leading to a double-dip recession. In light of these two themes, our most important investment factor--namely, earnings-based valuation--performed poorly during the reporting period.

The drivers of performance were different for the two investment themes. In the first theme, low-quality stocks outperformed and almost all valuation factors performed poorly. In the second theme, stocks with high dividend yields performed well as interest rates fell. Many of these stocks were issued by highly leveraged companies and rose in that environment. We have made a point with our value factors to equalize the playing field between companies that use leverage and those that do not because we believe this to be the best long-term approach. Unfortunately, this approach hurt performance from April through September. Fortunately, in October signs in the marketplace led us to believe that this effect may be beginning to reverse.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

Taking weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund's performance relative to the S&P 500(R) Index were materials, energy and health care. Within materials and energy, stocks linked to global economic growth, such as copper-mining company Freeport-McMoRan Copper & Gold, did extremely well.

During the reporting period, the weakest contributors to the Fund's relative performance were information technology, financials and consumer staples. Within information technology, stocks such as software company Microsoft and computer & peripherals companies Hewlett Packard and Western Digital, which appeared to be extremely undervalued, became even cheaper as the fear of a double-dip recession in the third quarter led investors to revise growth prospects for those companies downward. In financials, many so-called low-quality stocks (stocks of companies with negative earnings), such as mortgage insurer MBIA and commercial bank Zions Bancorp, performed strongly as the market continued to purchase riskier assets through the first quarter of 2010.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCK DETRACTED THE MOST?

Taking weightings and total returns into account, the stocks that made the strongest positive contributions to the Fund's absolute performance were computer & peripherals company Apple, IT services company IBM and media company DirecTV. Major detractors from the Fund's absolute performance included Bank of America, Hewlett-Packard and diversified financial services company JPMorganChase.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, we purchased shares of copper-mining company Freeport-McMoRan Copper & Gold, gold-mining company Newmont Mining and sports clothing manufacturer Nike. In all three cases, the stocks had valuations that in our view were reasonable to good, coupled with momentum that indicated a catalyst for continued price appreciation.

During the reporting period, the Fund sold shares of entertainment company Time Warner and air freight company United Parcel Service, both of which had become expensive relative to their peers.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund saw its largest sector weighting increases in the consumer staples and industrials sectors. In both cases, the Fund moved from a substantially underweight to a less-underweight position.

The Fund's largest sector weighting decreases were in the information technology and consumer discretionary sectors. In

1. See footnote on page 5 for more information on Class R2 shares.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the S&P 500(R) Index.

                                                    mainstayinvestments.com    9
both cases, the Fund moved from a substantially overweight position to a moderately overweight position.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2010?

As of October 31, 2010, the Fund's most substantially overweight positions were in the consumer discretionary and telecommunication services sectors. The Fund's most substantially underweight positions were in utilities and health care. In all cases, the deviations from the S&P 500(R) Index were moderate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Common Stock Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2010



                                                       SHARES         VALUE
COMMON STOCKS 98.4%+
---------------------------------------------------------------------------

AEROSPACE & DEFENSE 0.7%
Boeing Co. (The)                                        1,301  $     91,902
Honeywell International, Inc.                          34,979     1,647,861
Raytheon Co.                                            3,912       180,265
                                                               ------------
                                                                  1,920,028
                                                               ------------

AIR FREIGHT & LOGISTICS 0.6%
FedEx Corp.                                            16,849     1,477,994
                                                               ------------


AIRLINES 0.8%
Southwest Airlines Co.                                145,613     2,003,635
                                                               ------------


AUTO COMPONENTS 0.4%
Johnson Controls, Inc.                                 31,263     1,097,957
                                                               ------------


AUTOMOBILES 0.7%
Ford Motor Co. (a)                                    114,203     1,613,688
Harley-Davidson, Inc.                                   9,344       286,674
                                                               ------------
                                                                  1,900,362
                                                               ------------

BEVERAGES 2.6%
Coca-Cola Co. (The)                                    24,522     1,503,689
Dr. Pepper Snapple Group, Inc.                         58,436     2,135,836
PepsiCo., Inc.                                         51,601     3,369,545
                                                               ------------
                                                                  7,009,070
                                                               ------------

BIOTECHNOLOGY 1.4%
Amgen, Inc. (a)                                        42,811     2,448,361
Cephalon, Inc. (a)                                     17,214     1,143,698
                                                               ------------
                                                                  3,592,059
                                                               ------------

CAPITAL MARKETS 2.8%
Bank of New York Mellon Corp. (The)                   102,539     2,569,627
Charles Schwab Corp. (The)                              4,918        75,737
Goldman Sachs Group, Inc. (The)                         9,837     1,583,265
Morgan Stanley                                          5,111       127,111
Northern Trust Corp.                                   39,657     1,968,177
State Street Corp.                                     24,564     1,025,793
                                                               ------------
                                                                  7,349,710
                                                               ------------

CHEMICALS 1.7%
Airgas, Inc.                                              661        46,885
Ashland, Inc.                                          14,112       728,602
Cytec Industries, Inc.                                  6,953       344,312
E.I. du Pont de Nemours & Co.                           2,911       137,632
Lubrizol Corp. (The)                                   12,467     1,277,743
PPG Industries, Inc.                                   16,634     1,275,828
Sherwin-Williams Co. (The)                              8,141       594,049
                                                               ------------
                                                                  4,405,051
                                                               ------------

COMMERCIAL BANKS 2.1%
PNC Financial Services Group, Inc.                      7,929       427,373
X  Wells Fargo & Co.                                  202,156     5,272,229
                                                               ------------
                                                                  5,699,602
                                                               ------------

COMMERCIAL SERVICES & SUPPLIES 0.2%
Avery Dennison Corp.                                    9,964       362,191
Waste Management, Inc.                                  7,758       277,116
                                                               ------------
                                                                    639,307
                                                               ------------

COMMUNICATIONS EQUIPMENT 2.8%
Cisco Systems, Inc. (a)                               175,051     3,996,414
Harris Corp.                                           30,013     1,356,287
Motorola, Inc. (a)                                    208,070     1,695,771
QUALCOMM, Inc.                                          3,138       141,618
Tellabs, Inc.                                          47,147       321,543
                                                               ------------
                                                                  7,511,633
                                                               ------------

COMPUTERS & PERIPHERALS 6.4%
X  Apple, Inc. (a)                                     22,297     6,708,499
Dell, Inc. (a)                                        160,722     2,311,182
EMC Corp. (a)                                         122,097     2,565,258
Hewlett-Packard Co.                                    96,187     4,045,625
Lexmark International, Inc. Class A (a)                23,566       896,215
SanDisk Corp. (a)                                       8,681       326,232
Western Digital Corp. (a)                               2,006        64,232
                                                               ------------
                                                                 16,917,243
                                                               ------------

CONSTRUCTION & ENGINEERING 0.3%
KBR, Inc.                                              16,662       423,215
Shaw Group, Inc. (The) (a)                             12,469       381,053
                                                               ------------
                                                                    804,268
                                                               ------------

CONSUMER FINANCE 0.1%
Discover Financial Services                            19,488       343,963
                                                               ------------


CONTAINERS & PACKAGING 0.0%++
Pactiv Corp. (a)                                        2,191        72,697
                                                               ------------


DIVERSIFIED CONSUMER SERVICES 0.1%
Sotheby's                                               2,997       131,389
                                                               ------------


DIVERSIFIED FINANCIAL SERVICES 3.9%
Bank of America Corp.                                 391,276     4,476,197
Citigroup, Inc. (a)                                   104,274       434,823
X  JPMorgan Chase & Co.                               145,572     5,477,874
                                                               ------------
                                                                 10,388,894
                                                               ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.8%
X  AT&T, Inc.                                         191,487     5,457,380
Frontier Communications Corp.                           2,549        22,380


+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                                       SHARES         VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications International, Inc.              180,205  $  1,189,353
Verizon Communications, Inc.                          108,102     3,510,072
                                                               ------------
                                                                 10,179,185
                                                               ------------

ELECTRIC UTILITIES 0.8%
Duke Energy Corp.                                      60,528     1,102,215
Edison International                                   15,726       580,289
Entergy Corp.                                           5,963       444,422
NextEra Energy, Inc.                                    2,017       111,016
                                                               ------------
                                                                  2,237,942
                                                               ------------

ELECTRICAL EQUIPMENT 1.2%
Emerson Electric Co.                                   44,092     2,420,651
Hubbel, Inc. Class B                                    7,206       389,268
Regal-Beloit Corp.                                      6,614       381,694
Thomas & Betts Corp. (a)                                  237        10,321
                                                               ------------
                                                                  3,201,934
                                                               ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 0.0%++
Corning, Inc.                                           1,574        28,773
                                                               ------------


ENERGY EQUIPMENT & SERVICES 0.2%
Halliburton Co.                                         4,640       147,830
Nabors Industries, Ltd. (a)                               694        14,505
Oceaneering International, Inc. (a)                     1,480        91,567
Rowan Cos., Inc. (a)                                    5,741       188,879
Schlumberger, Ltd.                                      2,319       162,075
                                                               ------------
                                                                    604,856
                                                               ------------

FOOD & STAPLES RETAILING 1.7%
Costco Wholesale Corp.                                 16,701     1,048,322
Kroger Co. (The)                                       35,280       776,160
Safeway, Inc.                                          29,418       673,672
Wal-Mart Stores, Inc.                                  38,771     2,100,225
                                                               ------------
                                                                  4,598,379
                                                               ------------

FOOD PRODUCTS 1.8%
Archer-Daniels-Midland Co.                              2,397        79,868
ConAgra Foods, Inc.                                    51,244     1,152,477
Corn Products International, Inc.                      22,403       953,248
Sara Lee Corp.                                         78,570     1,125,908
Tyson Foods, Inc. Class A                             100,372     1,560,785
                                                               ------------
                                                                  4,872,286
                                                               ------------

GAS UTILITIES 0.4%
Atmos Energy Corp.                                      1,081        31,835
Energen Corp.                                           3,230       144,187
Nicor, Inc.                                             9,718       462,868
ONEOK, Inc.                                             2,435       121,312
Questar Corp.                                          11,945       202,707
                                                               ------------
                                                                    962,909
                                                               ------------

HEALTH CARE EQUIPMENT & SUPPLIES 0.3%
CareFusion Corp. (a)                                   33,673       812,866
Stryker Corp.                                           1,007        49,837
                                                               ------------
                                                                    862,703
                                                               ------------

HEALTH CARE PROVIDERS & SERVICES 3.7%
Aetna, Inc.                                             5,170       154,376
AmerisourceBergen Corp.                                 9,734       319,470
Cardinal Health, Inc.                                  67,415     2,338,626
Express Scripts, Inc. (a)                               5,512       267,442
Health Net, Inc. (a)                                   25,124       675,584
Humana, Inc. (a)                                       40,064     2,335,331
McKesson Corp.                                         19,745     1,302,775
UnitedHealth Group, Inc.                               65,553     2,363,186
                                                               ------------
                                                                  9,756,790
                                                               ------------

HOTELS, RESTAURANTS & LEISURE 1.8%
Darden Restaurants, Inc.                               34,426     1,573,612
Marriott International, Inc. Class A                   11,605       429,965
McDonald's Corp.                                        1,702       132,365
Panera Bread Co. Class A (a)                            8,597       769,517
Starbucks Corp.                                        59,595     1,697,266
Wynn Resorts, Ltd.                                        750        80,378
                                                               ------------
                                                                  4,683,103
                                                               ------------

HOUSEHOLD DURABLES 0.7%
Whirlpool Corp.                                        22,984     1,742,877
                                                               ------------


HOUSEHOLD PRODUCTS 1.0%
Procter & Gamble Co. (The)                             39,847     2,533,074
                                                               ------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
Constellation Energy Group, Inc.                          730        22,075
NRG Energy, Inc. (a)                                   18,794       374,189
                                                               ------------
                                                                    396,264
                                                               ------------

INDUSTRIAL CONGLOMERATES 2.0%
3M Co.                                                    859        72,345
General Electric Co.                                  146,328     2,344,175
Textron, Inc.                                          33,343       694,201
Tyco International, Ltd.                               60,474     2,314,945
                                                               ------------
                                                                  5,425,666
                                                               ------------

INSURANCE 4.7%
ACE, Ltd.                                              38,548     2,290,522
American Financial Group, Inc.                          8,993       275,006
Berkshire Hathaway, Inc. Class B (a)                   18,365     1,461,119
Chubb Corp. (The)                                      25,068     1,454,445
Hartford Financial Services Group, Inc. (The)          37,538       900,161
Principal Financial Group, Inc.                        42,561     1,142,337
Prudential Financial, Inc.                             46,272     2,432,982


12    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES         VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Travelers Cos., Inc. (The)                             47,499  $  2,621,945
Unum Group                                              2,006        44,975
                                                               ------------
                                                                 12,623,492
                                                               ------------

INTERNET & CATALOG RETAIL 0.3%
Amazon.com, Inc. (a)                                    3,851       635,954
Expedia, Inc.                                           4,646       134,502
                                                               ------------
                                                                    770,456
                                                               ------------

INTERNET SOFTWARE & SERVICES 0.7%
AOL, Inc. (a)                                           8,901       237,479
Google, Inc. Class A (a)                                2,674     1,639,135
                                                               ------------
                                                                  1,876,614
                                                               ------------

IT SERVICES 2.6%
Broadridge Financial Solutions, Inc.                    7,718       169,796
X  International Business Machines Corp.               45,436     6,524,610
Total System Services, Inc.                             8,763       136,790
                                                               ------------
                                                                  6,831,196
                                                               ------------

LIFE SCIENCES TOOLS & SERVICES 0.2%
Pharmaceutical Product Development, Inc.               12,272       316,740
Thermo Fisher Scientific, Inc. (a)                      3,957       203,469
                                                               ------------
                                                                    520,209
                                                               ------------

MACHINERY 2.5%
AGCO Corp. (a)                                         29,485     1,252,228
Caterpillar, Inc.                                      22,899     1,799,861
Oshkosh Corp. (a)                                      10,878       321,010
PACCAR, Inc.                                           38,179     1,957,055
Parker Hannifin Corp.                                   1,472       112,682
SPX Corp.                                               8,380       561,963
Timken Co. (The)                                       16,731       692,998
                                                               ------------
                                                                  6,697,797
                                                               ------------

MEDIA 3.5%
CBS Corp. Class B                                       1,475        24,972
Comcast Corp. Class A                                 134,606     2,770,191
DIRECTV Class A (a)                                    65,358     2,840,459
Interpublic Group of Cos., Inc. (The) (a)              94,726       980,414
Omnicom Group, Inc.                                    11,960       525,761
Time Warner Cable, Inc.                                35,794     2,071,399
Washington Post Co. Class B                                73        29,357
                                                               ------------
                                                                  9,242,553
                                                               ------------

METALS & MINING 1.7%
Freeport-McMoRan Copper & Gold, Inc.                   31,826     3,013,286
Newmont Mining Corp.                                   26,381     1,605,811
                                                               ------------
                                                                  4,619,097
                                                               ------------

MULTI-UTILITIES 1.6%
CenterPoint Energy, Inc.                               59,755       989,543
CMS Energy Corp.                                        1,917        35,234
Dominion Resources, Inc.                                4,476       194,527
DTE Energy Co.                                         22,463     1,050,370
Integrys Energy Group, Inc.                            28,295     1,505,011
MDU Resources Group, Inc.                                 260         5,182
OGE Energy Corp.                                        8,046       355,311
                                                               ------------
                                                                  4,135,178
                                                               ------------

MULTILINE RETAIL 2.4%
Big Lots, Inc. (a)                                     28,923       907,314
Dollar Tree, Inc. (a)                                  11,274       578,469
Family Dollar Stores, Inc.                             41,386     1,910,792
Macy's, Inc.                                            2,456        58,060
Sears Holdings Corp. (a)                                1,278        91,990
Target Corp.                                           52,834     2,744,198
                                                               ------------
                                                                  6,290,823
                                                               ------------

OFFICE ELECTRONICS 0.2%
Xerox Corp.                                            49,076       574,189
                                                               ------------


OIL, GAS & CONSUMABLE FUELS 11.5%
American Oil & Gas, Inc. (a)                           18,482       159,684
Anadarko Petroleum Corp.                                3,356       206,629
Chesapeake Energy Corp.                                11,821       256,516
X  Chevron Corp.                                       72,654     6,001,947
Cimarex Energy Co.                                        317        24,330
ConocoPhillips                                         69,430     4,124,142
X  ExxonMobil Corp.                                   138,204     9,186,420
Hess Corp.                                             12,992       818,886
Marathon Oil Corp.                                     74,281     2,642,175
Murphy Oil Corp.                                       36,101     2,352,341
Newfield Exploration Co. (a)                            1,944       115,901
Occidental Petroleum Corp.                             14,785     1,162,545
QEP Resources, Inc.                                    16,054       530,264
Sunoco, Inc.                                           39,916     1,495,652
Valero Energy Corp.                                    82,040     1,472,618
                                                               ------------
                                                                 30,550,050
                                                               ------------

PAPER & FOREST PRODUCTS 0.5%
International Paper Co.                                55,982     1,415,225
                                                               ------------


PERSONAL PRODUCTS 0.2%
Estee Lauder Cos., Inc. (The) Class A                   8,545       608,148
                                                               ------------


PHARMACEUTICALS 4.4%
Abbott Laboratories                                     4,106       210,720
Bristol-Myers Squibb Co.                               35,551       956,322
Eli Lilly & Co.                                        76,756     2,701,811
Endo Pharmaceuticals Holdings, Inc. (a)                 2,325        85,420
Forest Laboratories, Inc. (a)                          21,110       697,685
X  Johnson & Johnson                                   71,707     4,565,585


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                                       SHARES         VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
Merck & Co., Inc.                                      24,542  $    890,384
Pfizer, Inc.                                           87,119     1,515,871
                                                               ------------
                                                                 11,623,798
                                                               ------------

REAL ESTATE INVESTMENT TRUSTS 1.2%
Camden Property Trust                                     716        35,506
Duke Realty Corp.                                      36,201       451,427
Hospitality Properties Trust                            6,633       151,299
Public Storage                                         20,596     2,043,535
Rayonier, Inc.                                         12,007       626,765
                                                               ------------
                                                                  3,308,532
                                                               ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.1%
Jones Lang LaSalle, Inc.                                4,231       330,272
                                                               ------------


ROAD & RAIL 0.3%
Ryder System, Inc.                                     19,369       847,394
                                                               ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.9%
X  Intel Corp.                                        234,910     4,714,644
Micron Technology, Inc. (a)                            26,494       219,105
Teradyne, Inc. (a)                                      1,175        13,207
                                                               ------------
                                                                  4,946,956
                                                               ------------

SOFTWARE 4.2%
Autodesk, Inc. (a)                                      6,273       226,957
BMC Software, Inc. (a)                                  1,105        50,233
CA, Inc.                                               23,248       539,586
Compuware Corp. (a)                                     3,098        31,011
Intuit, Inc. (a)                                       13,015       624,720
McAfee, Inc. (a)                                        3,770       178,321
X  Microsoft Corp.                                    239,074     6,368,931
Oracle Corp.                                           73,559     2,162,635
Symantec Corp. (a)                                     27,964       452,458
Synopsys, Inc. (a)                                     17,625       450,848
                                                               ------------
                                                                 11,085,700
                                                               ------------

SPECIALTY RETAIL 1.9%
Advance Auto Parts, Inc.                               23,498     1,526,900
Best Buy Co., Inc.                                     16,245       698,210
GameStop Corp. Class A (a)                             33,099       650,727
Gap, Inc. (The)                                        13,959       265,361
Limited Brands, Inc.                                   18,898       555,412
Ross Stores, Inc.                                       7,772       458,470
TJX Cos., Inc.                                         20,017       918,580
                                                               ------------
                                                                  5,073,660
                                                               ------------

TEXTILES, APPAREL & LUXURY GOODS 1.2%
NIKE, Inc. Class B                                     28,364     2,309,964
VF Corp.                                                8,624       717,862
Warnaco Group, Inc. (The) (a)                           3,866       205,323
                                                               ------------
                                                                  3,233,149
                                                               ------------

TOBACCO 2.1%
Altria Group, Inc.                                     40,758     1,036,068
Philip Morris International, Inc.                      77,474     4,532,229
                                                               ------------
                                                                  5,568,297
                                                               ------------

TRADING COMPANIES & DISTRIBUTORS 0.7%
W.W. Grainger, Inc.                                    16,045     1,990,061
                                                               ------------


WIRELESS TELECOMMUNICATION SERVICES 0.6%
MetroPCS Communications, Inc. (a)                         458         4,768
Sprint Nextel Corp. (a)                               264,904     1,091,405
Telephone and Data Systems, Inc.                       13,751       478,947
                                                               ------------
                                                                  1,575,120
                                                               ------------
Total Common Stocks
  (Cost $241,785,828)                                           261,689,569
                                                               ------------


EXCHANGE TRADED FUND 1.4% (B)
---------------------------------------------------------------------------

S&P 500 Index-SPDR Trust Series 1                      31,383     3,719,827
                                                               ------------
Total Exchange Traded Fund
  (Cost $3,711,384)                                               3,719,827
                                                               ------------

                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT 0.2%
---------------------------------------------------------------------------

REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $385,777 (Collateralized by a United States
  Treasury Note with a rate of 3.125% and a
  maturity date of 4/30/17, with a Principal
  Amount of $360,000 and a Market Value of
  $394,704)                                          $385,777       385,777
                                                               ------------
Total Short-Term Investment
  (Cost $385,777)                                                   385,777
                                                               ------------
Total Investments
  (Cost $245,882,989) (c)                               100.0%  265,795,173
Other Assets, Less Liabilities                            0.0++      69,982
                                                     --------  ------------



Net Assets                                              100.0% $265,865,155
                                                     ========  ============






14    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  At October 31, 2010, cost is $254,250,676
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 24,025,930
Gross unrealized depreciation       (12,481,433)
                                   ------------
Net unrealized appreciation        $ 11,544,497
                                   ============





The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                    $261,689,569     $     --      $     --  $261,689,569
  Exchange Traded Fund                                3,719,827           --            --     3,719,827
  Short-Term Investment
     Repurchase Agreement                                    --      385,777            --       385,777
                                                   ------------     --------      --------  ------------
Total Investments in Securities                    $265,409,396     $385,777           $--  $265,795,173
                                                   ============     ========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $245,882,989)      $ 265,795,173
Receivables:
  Dividends and interest                    320,763
  Investment securities sold                119,211
  Fund shares sold                           11,215
Other assets                                 46,110
                                      -------------
     Total assets                       266,292,472
                                      -------------

LIABILITIES
---------------------------------------------------
Payables:
  Fund shares redeemed                      182,784
  Manager (See Note 3)                      130,446
  Transfer agent (See Note 3)                48,317
  Shareholder communication                  31,247
  NYLIFE Distributors (See Note 3)           13,804
  Professional fees                          12,236
  Custodian                                   5,496
  Trustees                                      480
Accrued expenses                              2,507
                                      -------------
     Total liabilities                      427,317
                                      -------------
Net assets                            $ 265,865,155
                                      =============

COMPOSITION OF NET ASSETS
---------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $     246,496
Additional paid-in capital              373,689,503
                                      -------------
                                        373,935,999
Undistributed net investment income       2,472,620
Accumulated net realized loss on
  investments                          (130,455,648)
Net unrealized appreciation on
  investments                            19,912,184
                                      -------------
Net assets                            $ 265,865,155
                                      =============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $  13,661,038
                                      =============
Shares of beneficial interest
  outstanding                             1,268,274
                                      =============
Net asset value per share
  outstanding                         $       10.77
Maximum sales charge (5.50% of
  offering price)                              0.63
                                      -------------
Maximum offering price per share
  outstanding                         $       11.40
                                      =============
CLASS A
Net assets applicable to outstanding
  shares                              $  12,139,975
                                      =============
Shares of beneficial interest
  outstanding                             1,124,905
                                      =============
Net asset value per share
  outstanding                         $       10.79
Maximum sales charge (5.50% of
  offering price)                              0.63
                                      -------------
Maximum offering price per share
  outstanding                         $       11.42
                                      =============
CLASS B
Net assets applicable to outstanding
  shares                              $   8,465,677
                                      =============
Shares of beneficial interest
  outstanding                               849,758
                                      =============
Net asset value and offering price
  per share outstanding               $        9.96
                                      =============
CLASS C
Net assets applicable to outstanding
  shares                              $   1,352,233
                                      =============
Shares of beneficial interest
  outstanding                               135,738
                                      =============
Net asset value and offering price
  per share outstanding               $        9.96
                                      =============
CLASS I
Net assets applicable to outstanding
  shares                              $ 230,246,232
                                      =============
Shares of beneficial interest
  outstanding                            21,270,935
                                      =============
Net asset value and offering price
  per share outstanding               $       10.82
                                      =============





16    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends (a)                       $ 5,324,988
  Interest                                    155
                                      -----------
     Total income                       5,325,143
                                      -----------
EXPENSES
  Manager (See Note 3)                  1,620,792
  Transfer agent (See Note 3)             276,201
  Distribution/Service--Investor
     Class (See Note 3)                    33,430
  Distribution/Service--Class A (See
     Note 3)                               30,549
  Distribution/Service--Class B (See
     Note 3)                               95,699
  Distribution/Service--Class C (See
     Note 3)                               13,892
  Registration                             82,408
  Professional fees                        75,534
  Shareholder communication                69,806
  Custodian                                40,483
  Trustees                                  9,282
  Miscellaneous                            17,027
                                      -----------
     Total expenses                     2,365,103
                                      -----------
Net investment income                   2,960,040
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on investments (b)   24,660,077
Net change in unrealized
  appreciation (depreciation) on
  investments                          10,187,172
                                      -----------
Net realized and unrealized gain on
  investments                          34,847,249
                                      -----------
Net increase in net assets resulting
  from operations                     $37,807,289
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $1,905.

(b) Includes realized gain of $1,594,834 due to in-kind redemption (See Note 9).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                       2010           2009
DECREASE IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income        $   2,960,040  $   5,164,158
 Net realized gain (loss)
  on investments (a)             24,660,077   (107,755,855)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    10,187,172    118,957,834
                              ----------------------------
 Net increase in net assets
  resulting from operations      37,807,289     16,366,137
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                 (104,752)       (61,370)
    Class A                        (154,695)      (137,541)
    Class B                         (10,051)            --
    Class C                          (1,080)            --
    Class I                      (4,263,402)    (4,956,637)
                              ----------------------------
 Total dividends to
  shareholders                   (4,533,980)    (5,155,548)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         71,173,115     44,912,902
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       4,258,039      4,901,112
 Cost of shares redeemed
  (b)                          (138,978,262)  (140,577,108)
                              ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (63,547,108)   (90,763,094)
                              ----------------------------
    Net decrease in net
     assets                     (30,273,799)   (79,552,505)
NET ASSETS
----------------------------------------------------------
Beginning of year               296,138,954    375,691,459
                              ----------------------------
End of year                   $ 265,865,155  $ 296,138,954
                              ============================
Undistributed net investment
 income at end of year        $   2,472,620  $   4,057,054
                              ============================




(a) Includes realized gain of $1,594,834 due to in-kind redemption. (See Note 9)

(b) Includes in-kind redemption in the amount of $25,592,241. (See Note 9)


18    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR CLASS
                                     ------------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                                                      THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $  9.69        $  9.27           $ 13.17
                                     -------        -------           -------
Net investment income (a)               0.03           0.07              0.03
Net realized and unrealized gain
  (loss) on investments                 1.13           0.40             (3.93)
                                     -------        -------           -------
Total from investment operations        1.16           0.47             (3.90)
                                     -------        -------           -------
Less dividends and distributions:
  From net investment income           (0.08)         (0.05)               --
  From net realized gain on
     investments                          --             --                --
                                     -------        -------           -------
Total dividends and distributions      (0.08)         (0.05)               --
                                     -------        -------           -------
Net asset value at end of period     $ 10.77        $  9.69           $  9.27
                                     =======        =======           =======
Total investment return (b)            11.99%          5.12%           (29.61%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          0.25%          0.81%             0.41% ++
  Net expenses                          1.61%          1.46%             1.40% ++
  Expenses (before
     waiver/reimbursement)              1.61%          1.73%             1.58% ++
Portfolio turnover rate                  152%           138%              158%
Net assets at end of period (in
  000's)                             $13,661        $12,752           $11,811




                                                                      CLASS B
                                     ------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                      2010           2009           2008           2007           2006
Net asset value at beginning of
  year                               $ 8.97        $  8.60        $ 15.07        $ 13.80        $ 11.94
                                     ------        -------        -------        -------        -------
Net investment income (loss) (a)      (0.05)          0.01          (0.04)         (0.04)         (0.01)
Net realized and unrealized gain
  (loss) on investments                1.05           0.36          (5.29)          1.59           1.87
                                     ------        -------        -------        -------        -------
Total from investment operations       1.00           0.37          (5.33)          1.55           1.86
                                     ------        -------        -------        -------        -------
Less dividends and distributions:
  From net investment income          (0.01)            --             --             --             --
  From net realized gain on
     investments                         --             --          (1.14)         (0.28)            --
                                     ------        -------        -------        -------        -------
Total dividends and distributions     (0.01)            --          (1.14)         (0.28)            --
                                     ------        -------        -------        -------        -------
Net asset value at end of period     $ 9.96        $  8.97        $  8.60        $ 15.07        $ 13.80
                                     ======        =======        =======        =======        =======
Total investment return (b)           11.14%          4.30%        (37.77%)        11.39%         15.58%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)        (0.49%)         0.14%         (0.30%)        (0.31%)        (0.05%)
  Net expenses                         2.36%          2.20%          2.10%          2.04%          2.05%
  Expenses (before
     waiver/reimbursement)             2.36%          2.49%          2.27%          2.23%          2.35%
Portfolio turnover rate                 152%           138%           158%           122%           144%
Net assets at end of year (in
  000's)                             $8,466        $10,371        $13,212        $33,203        $39,024



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total investment return is not annualized.




20    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                           CLASS A
      ---------------------------------------------------------------------------------



                                    YEAR ENDED OCTOBER 31,
        2010             2009             2008             2007             2006

      $  9.70          $  9.28          $ 16.10          $ 14.66          $ 12.62
      -------          -------          -------          -------          -------
         0.09             0.12             0.08             0.06             0.09
         1.13             0.40            (5.70)            1.72             1.97
      -------          -------          -------          -------          -------
         1.22             0.52            (5.62)            1.78             2.06
      -------          -------          -------          -------          -------

        (0.13)           (0.10)           (0.06)           (0.06)           (0.02)
           --               --            (1.14)           (0.28)              --
      -------          -------          -------          -------          -------
        (0.13)           (0.10)           (1.20)           (0.34)           (0.02)
      -------          -------          -------          -------          -------
      $ 10.79          $  9.70          $  9.28          $ 16.10          $ 14.66
      =======          =======          =======          =======          =======
        12.64%            5.80%          (37.22%)          12.24%           16.43%

         0.90%            1.38%            0.65%            0.42%            0.63%
         0.96%            0.94%            1.15%            1.29%            1.30%
         0.96%            0.98%            1.30%            1.48%            1.60%
          152%             138%             158%             122%             144%
      $12,140          $11,579          $12,530          $44,874          $38,940



                                         CLASS C
      -----------------------------------------------------------------------------
                               YEAR ENDED OCTOBER 31,
       2010            2009             2008            2007            2006

      $ 8.97          $ 8.59          $ 15.07          $13.79          $11.94
      ------          ------          -------          ------          ------
       (0.05)           0.01            (0.04)          (0.05)          (0.01)
        1.05            0.37            (5.30)           1.61            1.86
      ------          ------          -------          ------          ------
        1.00            0.38            (5.34)           1.56            1.85
      ------          ------          -------          ------          ------

       (0.01)             --               --              --              --
          --              --            (1.14)          (0.28)             --
      ------          ------          -------          ------          ------
       (0.01)             --            (1.14)          (0.28)             --
      ------          ------          -------          ------          ------
      $ 9.96          $ 8.97          $  8.59          $15.07          $13.79
      ======          ======          =======          ======          ======
       11.12%           4.42%          (37.84%)         11.47%          15.49%

       (0.49%)          0.12%           (0.30%)         (0.32%)         (0.09%)
        2.36%           2.21%            2.10%           2.04%           2.05%
        2.36%           2.49%            2.27%           2.23%           2.35%
         152%            138%             158%            122%            144%
      $1,352          $1,357          $ 1,611          $3,334          $3,254




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                                         CLASS I
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $   9.72        $   9.32        $  16.19        $  14.73        $  12.68
                                     --------        --------        --------        --------        --------
Net investment income (a)                0.12            0.15            0.15            0.16            0.17
Net realized and unrealized gain
  (loss) on investments                  1.14            0.39           (5.73)           1.73            1.99
                                     --------        --------        --------        --------        --------
Total from investment operations         1.26            0.54           (5.58)           1.89            2.16
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.16)          (0.14)          (0.15)          (0.15)          (0.11)
  From net realized gain on
     investments                           --              --           (1.14)          (0.28)             --
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.16)          (0.14)          (1.29)          (0.43)          (0.11)
                                     --------        --------        --------        --------        --------
Net asset value at end of period     $  10.82        $   9.72        $   9.32        $  16.19        $  14.73
                                     ========        ========        ========        ========        ========
Total investment
  return (b)                            13.00%           5.99%         (36.92%)         13.03%          17.19%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.16%           1.69%           1.16%           1.06%           1.24%
  Net expenses                           0.71%           0.65%           0.62%           0.62%           0.66%
  Expenses (before
     waiver/reimbursement)               0.71%           0.73%           0.80%           0.87%           0.96%
Portfolio turnover rate                   152%            138%            158%            122%            144%
Net assets at end of year (in
  000's)                             $230,246        $260,081        $336,529        $219,460        $133,818



(a)  Per share data based on average shares outstanding during the period.
(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.




22    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the year ended October 31, 2010.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields,

                                                   mainstayinvestments.com    23
maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the

24    MainStay Common Stock Fund
obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.55% up to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate was 0.57% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.02% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $1,620,792.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.


                                                   mainstayinvestments.com    25

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,379 and $1,451, respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $62, $13,819 and $29, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $ 91,939
-----------------------------------------------
Class A                                   5,123
-----------------------------------------------
Class B                                  66,008
-----------------------------------------------
Class C                                   9,556
-----------------------------------------------
Class I                                 103,575
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $  240    0.00%++
-------------------------------------------------
Class C                            117    0.00++
-------------------------------------------------
Class I                          2,072    0.00++
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $10,142.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED
                    CAPITAL          OTHER        UNREALIZED            TOTAL
  ORDINARY        AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
    INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$2,472,620    $(122,087,961)           $--       $11,544,497    $(108,070,844)
-----------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, real estate investment trusts ("REITs") basis adjustments and class action payments basis adjustments.

The following table discloses the current year reclassifications between undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2010 are not affected.

                     ACCUMULATED
 UNDISTRIBUTED      NET REALIZED    ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
 INCOME (LOSS)       INVESTMENTS      CAPITAL
      $(10,494)      $(1,584,340)   $1,594,834
----------------------------------------------



The reclassifications for the Fund are primarily due to capital gain distributions from REITs, return of capital distributions from REITs and redemptions in-kind.

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $122,087,961 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.



26    MainStay Common Stock Fund

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016             $19,054
           2017              103,034
---------------------------------- -----
          Total             $122,088
---------------------------------- -----



The Fund utilized $18,668,217 of capital loss carryforwards during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010       2009
Distributions paid from:
  Ordinary Income              $4,533,980  $5,155,548
-----------------------------------------------------



NOTE 5-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 7-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $424,598 and $463,568, respectively.

NOTE 8-CAPITAL SHARE TRANSACTIONS

 INVESTOR CLASS                    SHARES         AMOUNT
Year ended October 31, 2010:
Shares sold                        69,122  $     718,903
Shares issued to
  shareholders in
  reinvestment of dividends        10,049        104,003
Shares redeemed                  (231,603)    (2,407,029)
                              --------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     (152,432)    (1,584,123)
Shares converted into
  Investor Class (See Note
  1)                              144,572      1,493,092
Shares converted from
  Investor Class (See Note
  1)                              (39,650)      (417,349)
                              --------------------------
Net increase (decrease)           (47,510) $    (508,380)
                              ==========================
Year ended October 31, 2009:
Shares sold                        93,575  $     805,501
Shares issued to
  shareholders in
  reinvestment of dividends         7,249         60,971
Shares redeemed                  (242,848)    (2,070,771)
                              --------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     (142,024)    (1,204,299)
Shares converted into
  Investor Class (See Note
  1)                              246,001      1,996,705
Shares converted from
  Investor Class (See Note
  1)                              (62,571)      (608,108)
                              --------------------------
Net increase (decrease)            41,406  $     184,298
                              ==========================


 CLASS A                           SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                       103,502  $   1,083,518

Shares issued to
  shareholders in
  reinvestment of dividends        13,866        142,959

Shares redeemed                  (263,594)    (2,739,698)
                              --------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                     (146,226)    (1,513,221)

Shares converted into Class
  A (See Note 1)                   85,585        896,175

Shares converted from Class
  A (See Note 1)                   (8,651)       (90,708)
                              --------------------------


Net increase (decrease)           (69,292) $    (707,754)
                              ==========================


Year ended October 31, 2009:

Shares sold                       152,731  $   1,289,321

Shares issued to
  shareholders in
  reinvestment of dividends        15,031        125,963

Shares redeemed                  (363,744)    (3,078,312)
                              --------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                     (195,982)    (1,663,028)

Shares converted into Class
  A (See Note 1)                  138,763      1,250,027

Shares converted from Class
  A (See Note 1)                  (98,151)      (775,732)
                              --------------------------


Net increase (decrease)          (155,370) $  (1,188,733)
                              ==========================




                                                   mainstayinvestments.com    27

 CLASS B                           SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                        79,011  $     760,251

Shares issued to
  shareholders in
  reinvestment of dividends         1,012          9,746

Shares redeemed                  (190,139)    (1,821,160)
                              --------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                     (110,116)    (1,051,163)

Shares converted from Class
  B (See Note 1)                 (196,019)    (1,881,210)
                              --------------------------


Net increase (decrease)          (306,135) $  (2,932,373)
                              ==========================


Year ended October 31, 2009:

Shares sold                       144,659  $   1,152,489

Shares redeemed                  (284,200)    (2,238,643)
                              --------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                     (139,541)    (1,086,154)

Shares converted from Class
  B (See Note 1)                 (241,611)    (1,862,892)
                              --------------------------


Net increase (decrease)          (381,152) $  (2,949,046)
                              ==========================



 CLASS C                           SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                        18,405  $     180,846

Shares issued to
  shareholders in
  reinvestment of dividends            90            866

Shares redeemed                   (34,082)      (330,222)
                              --------------------------


Net increase (decrease)           (15,587) $    (148,510)
                              ==========================


Year ended October 31, 2009:

Shares sold                        29,401  $     239,798

Shares redeemed                   (65,475)      (515,915)
                              --------------------------


Net increase (decrease)           (36,074) $    (276,117)
                              ==========================



 CLASS I                           SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                     6,684,422  $  68,429,597

Shares issued to
  shareholders in
  reinvestment of dividends       387,642      4,000,465

Shares redeemed (a)           (12,545,659)  (131,680,153)
                              --------------------------


Net increase (decrease)        (5,473,595) $ (59,250,091)
                              ==========================


Year ended October 31, 2009:

Shares sold                     5,079,800  $  41,425,793

Shares issued to
  shareholders in
  reinvestment of dividends       562,551      4,714,178

Shares redeemed               (14,988,512)  (132,673,467)
                              --------------------------


Net increase (decrease)        (9,346,161) $ (86,533,496)
                              ==========================




(a) Includes the redemption of 2,491,893 shares through an in-kind transfer of securities in the amount of $25,592,241, (See Note 9)

NOTE 9-IN-KIND TRANSFER OF SECURITIES

During the year ended October 31, 2010, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

TRANSACTION DATE       SHARES    REDEEMED VALUE    GAIN (LOSS)
2/26/2010           2,491,893       $25,592,241      $1,594,834
---------------------------------------------------------------



NOTE 10-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.


28    MainStay Common Stock Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Common Stock Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MSI as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MSI's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MSI provides to the Fund. The Board evaluated MSI's experience in serving as subadviser to the Fund and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio

30    MainStay Common Stock Fund
managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including
MSI) due to their relationships with the Fund supported the Board's determination to approve the Agreements.


                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)



EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


32    MainStay Common Stock Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2010, the Fund designated approximately $5,167,135 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    33

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


34    MainStay Common Stock Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    35

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


36    MainStay Common Stock Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


38    MainStay Common Stock Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A021096 MS333-10                                         MSCS11-12/10
                                                                              21

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY CONVERTIBLE FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       16
---------------------------------------------
Notes to Financial Statements              23
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            30
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  31
---------------------------------------------
Federal Income Tax Information             34
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        34
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       34
---------------------------------------------
Board Members and Officers                 35
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)


(LINE GRAPH)

                                                   BANK OF
                                               AMERICA MERRILL
                      MAINSTAY CONVERTIBLE        LYNCH ALL
                           FUND CLASS         U.S. CONVERTIBLE
                            B SHARES                INDEX
                      --------------------    ----------------
10/31/00                      10000                 10000
                               8784                  8333
                               8242                  7505
                               9688                  9696
                              10010                 10484
                              11046                 10954
                              12129                 12393
                              14465                 13968
                               9322                  8591
                              12196                 11792
10/31/10                      14382                 14242




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 5.5% Initial Sales Charge                     With sales charges          12.25%        4.99%
                                                                                  Excluding sales charges     18.78         6.18
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 5.5% Initial Sales Charge                     With sales charges          12.51         5.11
                                                                                  Excluding sales charges     19.05         6.31
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges          12.93         5.09
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges     17.93         5.42
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges          16.94         5.41
                            if Redeemed Within One Year of Purchase               Excluding sales charges     17.94         5.41
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                   19.41         6.57
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      3.88%        1.43%
                              4.47         1.43
-------------------------------------------------
Class A Shares                3.94         1.15
                              4.53         1.15
-------------------------------------------------
Class B Shares                3.70         2.19
                              3.70         2.19
-------------------------------------------------
Class C Shares                3.69         2.18
                              3.69         2.18
-------------------------------------------------
Class I Shares(4)             4.79         0.89
-------------------------------------------------







1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class I shares, first offered on November 28, 2008, includes the historical performance of Class A shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                            ONE      FIVE     TEN
                                                                YEAR     YEARS    YEARS
Bank of America Merrill Lynch All U.S. Convertible Index(5)    20.78%    5.39%    3.60%
---------------------------------------------------------------------------------------
Average Lipper Convertible Securities Fund(6)                  18.62     4.70     3.77
---------------------------------------------------------------------------------------






5. The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all income, dividends and capital gains. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,027.70        $ 6.49         $1,018.80         $ 6.46
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,028.90        $ 5.37         $1,019.90         $ 5.35
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,023.70        $10.30         $1,015.00         $10.26
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,023.70        $10.30         $1,015.00         $10.26
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,030.20        $ 4.09         $1,021.20         $ 4.08
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.27% for Investor Class, 1.05% for Class A, 2.02% for Class B and Class C and 0.80% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

Convertible Bonds                               78.5
Convertible Preferred Stocks                     9.1
Common Stocks                                    8.5
Short-Term Investment                            4.4
Other Assets, Less Liabilities                  (0.5)




See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  JPMorgan Chase & Co., 1.50%, due 6/25/15
    2.  Teva Pharmaceutical Finance Co. B.V., 1.75%, due 2/1/26
    3.  Core Laboratories, L.P., 0.25%, due 10/31/11
    4.  Cameron International Corp., 2.50%, due 6/15/26
    5.  Incyte Corp., Ltd., 4.75%, due 10/1/15
    6.  Fisher Scientific International, Inc., 3.25%, due 3/1/24
    7.  Citigroup, Inc., 7.50%
    8.  BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17
    9.  Peabody Energy Corp., 4.75%, due 12/15/66
   10.  Allegheny Technologies, Inc., 4.25%, due 6/1/14





8    MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund's Subadvisor.

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Convertible Fund returned 18.78% for Investor Class shares, 19.05% for Class A shares, 17.93% for Class B shares and 17.94% for Class C shares for the 12 months ended October 31, 2010. Over the same period, Class I shares returned 19.41%. Investor Class, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 18.62% return of the average Lipper(1) convertible securities fund. All share classes underperformed the 20.78% return of the Bank of America Merrill Lynch All U.S. Convertible Index(2) for the 12 months ended October 31, 2010. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund underperformed the Bank of America Merrill Lynch All U.S. Convertible Index primarily because of sector allocation and credit quality. The Fund's overweight position in the health care sector hurt performance, as several of the Fund's larger health care holdings performed poorly during the reporting period. The health care sector underperformed the overall convertible bond market, as investors expressed a preference for economically sensitive sectors such as materials and consumer durables during the reporting period. The Fund did, however, benefit from its overweight allocations to energy and materials, which performed well during the reporting period.

The Fund's quality bias and overweight position in investment-grade convertible bonds also hampered relative performance. During the reporting period, investment-grade convertible bonds significantly underperformed speculative-grade convertible bonds.

DURING THE REPORTING PERIOD, WHICH SEGMENTS OF THE FUND WERE STRONG PERFORMERS AND WHICH SEGMENTS WERE WEAK?

During the reporting period, the segments that provided the best absolute performance for the Fund were the biotechnology industry, the oil services & equipment industry and the materials sector. In biotechnology, the convertible bonds of Incyte Corp. and BioMarin Pharmaceutical enjoyed sizable gains. As investors became more open to risk, they bid up the price of both companies' common stocks with the expectation that each would successfully bring new drugs to market. The Fund's best-performing security in terms of dollars gained was a convertible bond position in Core Laboratories in the oil services & equipment industry. Core Laboratories' stock and convertible bonds performed well after the company exceeded earnings estimates and raised future earnings guidance in consecutive quarters. The convertible bonds of several of the Fund's materials holdings, such as Allegheny Technologies and U.S. Steel, also performed well during the reporting period. Investors favored the convertible bonds of economically sensitive companies likely to prosper if the nascent economic recovery strengthens.

The segments that were weak on an absolute basis included the food retailing industry, the medical devices industry and financials sector. The Fund's worst-performing security was a convertible bond position in the Great Atlantic & Pacific Tea Company (A&P), a food retailer. The bonds declined sharply after the company reported several quarters of poor operating performance and the market began to speculate about A&P seeking bankruptcy protection. Several of the Fund's medical device holdings, such as the convertible bonds of Nuvasive and the common stock of Boston Scientific, were also poor performers during the reporting period. Both companies reported disappointing results, as cost pressures and the poor economy continued to weigh on sales of medical devices, particularly those used for elective surgeries. In financials, the common stock of Morgan Stanley and the convertible bonds of Janus Capital were poor performers during the reporting period.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FUND HOLDINGS WERE THE STRONGEST ABSOLUTE PERFORMERS AND WHICH FUND HOLDINGS WERE PARTICULARLY WEAK?

The convertible bonds of Core Laboratories and Incyte Corp. (discussed above), were among the Fund's best performers. The convertible bonds of Canadian pharmaceutical company Biovail were also strong following the announcement during the reporting period of the company's merger with Valeant Pharmaceuticals. By reducing overlapping costs, the merged company hoped to increase profitability.

In addition to the convertible bonds of food retailer A&P (discussed above), the common stock of personal computer giant Hewlett-Packard was a poor performer during the reporting period, largely because of the unexpected firing of the company's chief executive officer, who was found to have submitted inaccurate expense reports. The convertible bonds of ISIS Pharmaceuticals were also weak performers during the reporting period. Investors became concerned that the company's leading drug candidate for the treatment of extremely high cholesterol might not receive approval from the U.S. Food and Drug Administration because some test patients experienced elevated liver enzymes.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We added to the Fund's position in the convertible bonds of airline company AMR during the reporting period. In our view, the bonds offered the potential to participate in the upside of AMR's common stock, which we expected to do well in light of

1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertible Index.

                                                    mainstayinvestments.com    9
increased levels of business and leisure travel. The bonds also offered some downside protection and a high yield relative to the company's common shares, should our investment thesis prove to be premature or incorrect. We initiated a position in the convertible preferred shares of oil & gas products company Apache during the reporting period. Apache issued the shares, in part, to fund the purchase of several properties from BP. We believe that the properties were purchased at an attractive price and should offer meaningful upside to Apache's oil production and reserves. We increased the Fund's position in Ford Motor Company's convertible bonds, as we expected the company to materially benefit from the stabilizing economy in the United States and increased auto sales in developing regions of the world.

We sold the Fund's position in integrated oil company Whiting Petroleum after it converted its convertible preferred shares into common stock. We sold a portion of the Fund's convertible-bond position in consumer products manufacturer Newell Rubbermaid following a significant rise in the price of the company's common stock. The share-price gain eliminated much of the downside protection inherent in the company's convertible bonds. We trimmed the Fund's position in the convertible bonds of offshore driller Transocean after a significant decline in the company's common stock rendered its convertible bonds relatively unattractive and unlikely to participate in much of the potential upside of the company's common stock.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

There were no significant changes in the Fund's sector weightings relative to the Bank of America Merrill Lynch All U.S. Convertible Index during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the health care, energy and materials sectors. On the same date, the Fund was underweight relative to its benchmark in financials and information technology. The Fund held neutral-to-market positions in other sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS  OCTOBER 31, 2010


                                     PRINCIPAL
                                        AMOUNT         VALUE
CONVERTIBLE SECURITIES 87.6%+
CONVERTIBLE BONDS 78.5%
------------------------------------------------------------

AEROSPACE & DEFENSE 3.1%
GenCorp, Inc.
  4.063%, due 12/31/39 (a)         $11,735,000  $ 10,708,187
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)              6,455,000     6,519,550
  3.00%, due 8/1/35                    516,000       521,160
Triumph Group, Inc.
  2.625%, due 10/1/26                4,654,000     7,295,145
                                                ------------
                                                  25,044,042
                                                ------------

AIRLINES 1.6%
AMR Corp.
  6.25%, due 10/15/14               11,649,000    13,323,544
                                                ------------


AUTO MANUFACTURERS 1.4%
Ford Motor Co.
  4.25%, due 11/15/16                6,366,000    11,092,755
                                                ------------


AUTO PARTS & EQUIPMENT 1.7%
ArvinMeritor, Inc.
  4.00%, due 2/15/27                 6,564,000     6,416,310
BorgWarner, Inc.
  3.50%, due 4/15/12                 4,222,000     7,494,050
                                                ------------
                                                  13,910,360
                                                ------------

BANKS 3.5%
X  JPMorgan Chase & Co.
  1.50%, due 6/25/15 (a)            20,170,427    28,351,552
                                                ------------


BIOTECHNOLOGY 5.4%
American Oriental Bioengineering,
  Inc.
  5.00%, due 7/15/15 (a)             3,076,000     2,495,405
Amgen, Inc.
  0.375%, due 2/1/13                13,459,000    13,559,942
Gilead Sciences, Inc.
  1.00%, due 5/1/14 (a)              7,606,000     8,252,510
X  Incyte Corp., Ltd.
  4.75%, due 10/1/15                 8,975,000    18,903,594
                                                ------------
                                                  43,211,451
                                                ------------

COAL 2.9%
Alpha Natural Resources, Inc.
  2.375%, due 4/15/15                5,552,000     6,530,540
X  Peabody Energy Corp.
  4.75%, due 12/15/66               13,794,000    16,466,588
                                                ------------
                                                  22,997,128
                                                ------------

COMMERCIAL SERVICES 0.7%
United Rentals, Inc.
  4.00%, due 11/15/15                2,897,000     5,399,284
                                                ------------


COMPUTERS 4.5%
Cadence Design Systems, Inc.
  2.625%, due 6/1/15 (a)             8,060,000    10,397,400
EMC Corp.
  1.75%, due 12/1/13                10,384,000    14,862,100
SanDisk Corp.
  1.00%, due 5/15/13                 5,300,000     5,001,875
  1.50%, due 8/15/17                 6,321,000     6,178,777
                                                ------------
                                                  36,440,152
                                                ------------

DISTRIBUTION & WHOLESALE 0.7%
WESCO International, Inc.
  6.00%, due 9/15/29                 3,093,000     5,370,221
                                                ------------


ELECTRONICS 1.0%
TTM Technologies, Inc.
  3.25%, due 5/15/15                 7,990,000     8,029,950
                                                ------------


ENERGY--ALTERNATE SOURCES 1.3%
Covanta Holding Corp.
  1.00%, due 2/1/27                 11,153,000    10,902,058
                                                ------------


ENGINEERING & CONSTRUCTION 0.4%
MasTec, Inc.
  4.00%, due 6/15/14                 2,910,000     3,241,013
                                                ------------


ENTERTAINMENT 0.8%
Lions Gate Entertainment Corp.
  3.625%, due 3/15/25                2,538,000     2,480,895
Lions Gate Entertainment, Inc.
  3.625%, due 3/15/25                3,697,000     3,835,638
                                                ------------
                                                   6,316,533
                                                ------------

FOOD 1.3%
Great Atlantic & Pacific Tea Co.
  6.75%, due 12/15/12                8,304,000     4,525,680
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)            5,749,000     5,382,501
  3.375%, due 5/15/27                  462,000       432,548
                                                ------------
                                                  10,340,729
                                                ------------

HEALTH CARE--PRODUCTS 3.9%
China Medical Technologies, Inc.
  4.00%, due 8/15/13                16,220,000    13,097,650
NuVasive, Inc.
  2.25%, due 3/15/13                 6,541,000     6,426,532


+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings or issuers held, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                     PRINCIPAL
                                        AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
HEALTH CARE--PRODUCTS (CONTINUED)
Teleflex, Inc.
  3.875%, due 8/1/17               $10,556,000  $ 11,624,795
                                                ------------
                                                  31,148,977
                                                ------------

HEALTH CARE--SERVICES 2.3%
X  Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                 13,775,000    18,320,750
                                                ------------


INSURANCE 0.7%
American Equity Investment Life
  Holding Co.
  3.50%, due 9/15/15 (a)             4,195,000     4,541,088
MGIC Investment Corp.
  5.00%, due 5/1/17                  1,353,000     1,510,286
                                                ------------
                                                   6,051,374
                                                ------------


INTERNET 3.4%
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                       9,147,056           915
Digital River, Inc.
  2.00%, due 11/1/30 (a)               885,000       894,956
Equinix, Inc.
  4.75%, due 6/15/16                 2,300,000     2,912,375
GSI Commerce, Inc.
  2.50%, due 6/1/27                    928,000     1,018,480
Symantec Corp.
  1.00%, due 6/15/13                 5,500,000     6,194,375
TeleCommunication Systems, Inc.
  4.50%, due 11/1/14 (a)             6,378,000     6,122,880
VeriSign, Inc.
  3.25%, due 8/15/37                 9,139,000    10,578,392
                                                ------------
                                                  27,722,373
                                                ------------

IRON & STEEL 4.4%
X  Allegheny Technologies, Inc.
  4.25%, due 6/1/14                 11,021,000    16,269,751
ArcelorMittal
  5.00%, due 5/15/14                 4,668,000     6,144,255
Steel Dynamics, Inc.
  5.125%, due 6/15/14                5,597,000     6,471,531
United States Steel Corp.
  4.00%, due 5/15/14                 4,363,000     6,659,029
                                                ------------
                                                  35,544,566
                                                ------------

MEDIA 0.9%
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)             8,245,000     7,410,194
                                                ------------


MINING 0.4%
Alcoa, Inc.
  5.25%, due 3/15/14                 1,417,000     3,069,576
                                                ------------

MISCELLANEOUS--MANUFACTURING 0.8%
Ingersoll-Rand Co.
  4.50%, due 4/15/12                 2,903,000     6,491,834
                                                ------------


OIL & GAS 2.6%
BPZ Resources, Inc.
  6.50%, due 3/1/15                  3,020,000     2,740,650
Chesapeake Energy Corp.
  2.50%, due 5/15/37                 5,722,000     4,956,683
St. Mary Land & Exploration Co.
  3.50%, due 4/1/27                  5,229,000     5,601,566
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                7,726,000     7,503,877
                                                ------------
                                                  20,802,776
                                                ------------

OIL & GAS SERVICES 5.3%
X  Cameron International Corp.
  2.50%, due 6/15/26                16,537,000    21,436,086
X  Core Laboratories, L.P.
  0.25%, due 10/31/11               12,610,000    21,484,288
                                                ------------
                                                  42,920,374
                                                ------------

PHARMACEUTICALS 11.1%
X  BioMarin Pharmaceutical, Inc.
  1.875%, due 4/23/17               12,639,000    17,663,003
Biovail Corp.
  5.375%, due 8/1/14 (a)             5,913,000    11,626,436
Cephalon, Inc.
  2.00%, due 6/1/15                  3,536,000     5,339,360
  2.50%, due 5/1/14                  6,573,000     7,764,356
Isis Pharmaceuticals, Inc.
  2.625%, due 2/15/27                7,829,000     7,662,634
Salix Pharmaceuticals, Ltd.
  2.75%, due 5/15/15                 6,149,000     6,894,566
X  Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                 20,589,000    23,188,361
Viropharma, Inc.
  2.00%, due 3/15/17                 8,333,000     9,291,295
                                                ------------
                                                  89,430,011
                                                ------------

REAL ESTATE INVESTMENT TRUSTS 1.8%
Host Hotels & Resorts, L.P.
  2.50%, due 10/15/29 (a)            6,278,000     8,279,112
SL Green Operating Partnership,
  L.P.
  3.00%, due 10/15/17 (a)            6,019,000     6,086,714
                                                ------------
                                                  14,365,826
                                                ------------

SEMICONDUCTORS 3.1%
Intel Corp.
  3.25%, due 8/1/39 (a)              2,579,000     3,072,234


12    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
SEMICONDUCTORS (CONTINUED)
Microchip Technology, Inc.
  2.125%, due 12/15/37             $ 8,145,000  $  9,387,112
Micron Technology, Inc.
  4.25%, due 10/15/13                2,460,000     4,440,300
ON Semiconductor Corp.
  2.625%, due 12/15/26               7,450,000     7,822,500
                                                ------------
                                                  24,722,146
                                                ------------

SOFTWARE 2.5%
Microsoft Corp.
  (zero coupon), due 6/15/13 (a)     8,865,000     9,330,413
Nuance Communications, Inc.
  2.75%, due 8/15/27                 6,696,000     7,348,860
SYNNEX Corp.
  4.00%, due 5/15/18 (a)             3,004,000     3,597,290
                                                ------------
                                                  20,276,563
                                                ------------

TELECOMMUNICATIONS 5.0%
Anixter International, Inc.
  1.00%, due 2/15/13                 6,220,000     6,702,050
Ciena Corp.
  0.875%, due 6/15/17                1,503,000     1,087,796
  4.00%, due 3/15/15 (a)             6,774,000     6,934,883
Leap Wireless International, Inc.
  4.50%, due 7/15/14                 2,701,000     2,447,781
SBA Communications Corp.
  1.875%, due 5/1/13                 8,226,000     9,141,142
Virgin Media, Inc.
  6.50%, due 11/15/16                8,791,000    14,065,600
                                                ------------
                                                  40,379,252
                                                ------------
Total Convertible Bonds
  (Cost $557,042,008)                            632,627,364
                                                ------------



                                        SHARES
CONVERTIBLE PREFERRED STOCKS 9.1%
------------------------------------------------------------

AUTO MANUFACTURERS 0.6%
General Motors Corp.
  6.25%                                259,700     2,220,175
Motors Liquidation Co.
  5.25%                                309,500     2,676,866
                                                ------------
                                                   4,897,041
                                                ------------

BANKS 2.2%
X  Citigroup, Inc.
  7.50%                                145,700    17,999,778
                                                ------------


ELECTRIC 0.7%
PPL Corp.
  9.50%                                 92,100     5,197,203
                                                ------------


INSURANCE 1.4%
Hartford Financial Services
  Group, Inc.
  7.25%                                459,600    11,283,180
                                                ------------


OIL & GAS 2.4%
Apache Corp.
  6.00%                                251,400    14,631,480
Energy XXI Bermuda Ltd.
  5.63%                                 18,700     5,002,456
                                                ------------
                                                  19,633,936
                                                ------------

PHARMACEUTICALS 0.7%
Omnicare Capital Trust II
  4.00%                                152,100     5,718,960
                                                ------------


TELECOMMUNICATIONS 1.1%
Crown Castle International Corp.
  6.25%                                150,000     9,019,500
                                                ------------
Total Convertible Preferred
  Stocks
  (Cost $70,743,419)                              73,749,598
                                                ------------
Total Convertible Securities
  (Cost $627,785,427)                            706,376,962
                                                ------------


COMMON STOCKS 8.5%
------------------------------------------------------------

AEROSPACE & DEFENSE 0.0%++
Triumph Group, Inc.                      3,811       318,562
                                                ------------


APPAREL 0.6%
Iconix Brand Group, Inc. (f)           294,200     5,148,500
                                                ------------


AUTO PARTS & EQUIPMENT 0.2%
ArvinMeritor, Inc. (f)                  88,138     1,461,328
                                                ------------


BANKS 0.4%
Bank of America Corp.                  189,500     2,167,880
Morgan Stanley                          34,800       865,476
                                                ------------
                                                   3,033,356
                                                ------------

COMPUTERS 0.7%
Hewlett-Packard Co.                    135,800     5,711,748
                                                ------------


ELECTRONICS 0.1%
TTM Technologies, Inc. (f)              30,900       323,832
                                                ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE--PRODUCTS 0.2%
Boston Scientific Corp. (f)            284,600  $  1,815,748
                                                ------------


OIL & GAS 0.9%
Forest Oil Corp. (f)                    83,100     2,553,663
Frontier Oil Corp.                     187,700     2,487,025
Transocean, Ltd. (f)                    35,100     2,223,936
                                                ------------
                                                   7,264,624
                                                ------------

OIL & GAS SERVICES 2.1%
Baker Hughes, Inc.                     160,600     7,440,598
Gulf Island Fabrication, Inc.           16,900       385,996
Halliburton Co.                        195,626     6,232,644
ION Geophysical Corp. (f)              530,100     2,592,189
                                                ------------
                                                  16,651,427
                                                ------------

PHARMACEUTICALS 1.7%
Merck & Co., Inc.                      191,917     6,962,749
Omnicare, Inc.                          61,800     1,490,616
ViroPharma, Inc. (f)                   322,100     5,269,556
                                                ------------
                                                  13,722,921
                                                ------------

RETAIL 0.6%
Costco Wholesale Corp.                  77,203     4,846,032
                                                ------------


SOFTWARE 0.6%
Microsoft Corp.                        191,600     5,104,224
                                                ------------


TRANSPORTATION 0.4%
Tidewater, Inc.                         65,800     3,035,354
                                                ------------
Total Common Stocks
  (Cost $77,887,822)                              68,437,656
                                                ------------


                                     PRINCIPAL
                                        AMOUNT         VALUE
SHORT-TERM INVESTMENT 4.4%
------------------------------------------------------------

REPURCHASE AGREEMENT 4.4%
State Street Bank and Trust Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $35,212,066
  (Collateralized by a United
  States
  Treasury Note with a rate
  3.125% and a maturity date of
  4/30/17, with a Principal
  Amount of $32,760,000 and a
  Market Value of $35,918,064)     $35,212,036  $ 35,212,036
                                                ------------
Total Short-Term Investment
  (Cost $35,212,036)                              35,212,036
                                                ------------
Total Investments
  (Cost $740,885,285) (g)                100.5%  810,026,654
Other Assets, Less Liabilities            (0.5)   (4,070,705)
                                   -----------  ------------

Net Assets                               100.0% $805,955,949
                                   ===========  ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Illiquid security--The total market value
     of this security at October 31, 2010 is
     $915, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(c)  Restricted security.
(d)  Issue in default.
(e)  Fair valued security--The total market
     value of this security at October 31,
     2010 is $915, which represents less than
     one-tenth of a percent of the Fund's net
     assets.
(f)  Non-income producing security.
(g)  At October 31, 2010, cost is $740,883,401
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 94,760,190
Gross unrealized depreciation       (25,616,937)
                                   ------------
Net unrealized appreciation        $ 69,143,253
                                   ============





14    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Convertible Securities
  Convertible Bonds (b)                           $         --  $632,626,449          $915  $632,627,364
  Convertible Preferred Stocks                      73,749,598            --            --    73,749,598
                                                  ------------  ------------          ----  ------------
Total Convertible Securities                        73,749,598   632,626,449           915   706,376,962
                                                  ------------  ------------          ----  ------------
Common Stocks                                       68,437,656            --            --    68,437,656
                                                  ------------  ------------          ----  ------------
Short-Term Investment
  Repurchase Agreement                                      --    35,212,036            --    35,212,036
                                                  ------------  ------------          ----  ------------
Total Investments in Securities                   $142,187,254  $667,838,485          $915  $810,026,654
                                                  ============  ============          ====  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $915 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2010, the fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                           BALANCE                             CHANGE IN                                                 BALANCE
                             AS OF     ACCRUED  REALIZED      UNREALIZED                       TRANSFERS  TRANSFERS        AS OF
 INVESTMENTS IN        OCTOBER 31,   DISCOUNTS      GAIN    APPRECIATION                           IN TO     OUT OF  OCTOBER 31,
 SECURITIES                   2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3         2010
Convertible Bonds
  Internet                    $915    $     --  $     --        $     --   $     --  $     --   $     --   $     --         $915
                              ----    --------  --------        --------   --------  --------   --------   --------         ----
Total                         $915    $     --  $     --        $     --   $     --  $     --   $     --   $     --         $915
                              ====    ========  ========        ========   ========  ========   ========   ========         ====

                            CHANGE IN
                           UNREALIZED
                         APPRECIATION
                       (DEPRECIATION)
                                 FROM
                          INVESTMENTS
                        STILL HELD AT
 INVESTMENTS IN           OCTOBER 31,
 SECURITIES                  2010 (A)
Convertible Bonds
  Internet                   $     --
                             --------
Total                        $     --
                             ========



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $740,885,285)      $810,026,654
Receivables:
  Investment securities sold             9,296,227
  Dividends and interest                 4,706,340
  Fund shares sold                       1,196,694
Other assets                                49,733
                                      ------------
     Total assets                      825,275,648
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased       17,253,117
  Fund shares redeemed                   1,123,662
  Manager (See Note 3)                     388,085
  Transfer agent (See Note 3)              247,032
  NYLIFE Distributors (See Note 3)         216,949
  Shareholder communication                 55,382
  Professional fees                         28,270
  Custodian                                  2,196
  Trustees                                   1,821
Accrued expenses                             3,185
                                      ------------
     Total liabilities                  19,319,699
                                      ------------
Net assets                            $805,955,949
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $    532,456
Additional paid-in capital             735,371,526
                                      ------------
                                       735,903,982
Undistributed net investment income      1,150,397
Accumulated net realized loss on
  investments                             (239,799)
Net unrealized appreciation on
  investments                           69,141,369
                                      ------------
Net assets                            $805,955,949
                                      ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 86,300,977
                                      ============
Shares of beneficial interest
  outstanding                            5,707,209
                                      ============
Net asset value per share
  outstanding                         $      15.12
Maximum sales charge (5.50% of
  offering price)                             0.88
                                      ------------
Maximum offering price per share
  outstanding                         $      16.00
                                      ============
CLASS A
Net assets applicable to outstanding
  shares                              $367,972,419
                                      ============
Shares of beneficial interest
  outstanding                           24,324,676
                                      ============
Net asset value per share
  outstanding                         $      15.13
Maximum sales charge (5.50% of
  offering price)                             0.88
                                      ------------
Maximum offering price per share
  outstanding                         $      16.01
                                      ============
CLASS B
Net assets applicable to outstanding
  shares                              $ 54,646,487
                                      ============
Shares of beneficial interest
  outstanding                            3,604,326
                                      ============
Net asset value and offering price
  per share outstanding               $      15.16
                                      ============
CLASS C
Net assets applicable to outstanding
  shares                              $ 90,473,542
                                      ============
Shares of beneficial interest
  outstanding                            5,971,529
                                      ============
Net asset value and offering price
  per share outstanding               $      15.15
                                      ============
CLASS I
Net assets applicable to outstanding
  shares                              $206,562,524
                                      ============
Shares of beneficial interest
  outstanding                           13,637,876
                                      ============
Net asset value and offering price
  per share outstanding               $      15.15
                                      ============





16    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Interest (a)                        $ 21,226,662
  Dividends                              4,435,108
                                      ------------
     Total income                       25,661,770
                                      ------------
EXPENSES
  Manager (See Note 3)                   4,368,785
  Distribution/Service--Investor
     Class (See Note 3)                    205,105
  Distribution/Service--Class A (See
     Note 3)                               917,306
  Distribution/Service--Class B (See
     Note 3)                               573,179
  Distribution/Service--Class C (See
     Note 3)                               839,899
  Transfer agent (See Note 3)            1,454,914
  Shareholder communication                162,108
  Professional fees                        147,473
  Registration                             105,682
  Custodian                                 29,251
  Trustees                                  25,193
  Miscellaneous                             29,116
                                      ------------
     Total expenses                      8,858,011
                                      ------------
Net investment income                   16,803,759
                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------
Net realized gain on investments        37,675,296
Net change in unrealized
  appreciation (depreciation) on
  investments                           65,881,876
                                      ------------
Net realized and unrealized gain on
  investments                          103,557,172
                                      ------------
Net increase in net assets resulting
  from operations                     $120,360,931
                                      ============




(a) Interest recorded net of foreign withholding taxes in the amount of $24,481.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                       2010           2009
INCREASE IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income        $  16,803,759  $  14,341,377
 Net realized gain (loss)
  on investments                 37,675,296    (30,902,005)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    65,881,876    147,377,618
                              ----------------------------
 Net increase in net assets
  resulting from operations     120,360,931    130,816,990
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class               (1,855,020)    (1,912,086)
    Class A                      (9,144,224)    (7,910,870)
    Class B                        (846,508)    (1,113,905)
    Class C                      (1,262,714)    (1,088,046)
    Class I                      (3,930,555)      (773,228)
                              ----------------------------
 Total dividends to
  shareholders                  (17,039,021)   (12,798,135)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        300,967,545    232,485,675
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      12,293,067     10,407,877
 Cost of shares redeemed       (241,206,770)  (108,368,572)
                              ----------------------------
    Increase in net assets
     derived from capital
     share transactions          72,053,842    134,524,980
                              ----------------------------
    Net increase in net
     assets                     175,375,752    252,543,835
NET ASSETS
----------------------------------------------------------
Beginning of year               630,580,197    378,036,362
                              ----------------------------
End of year                   $ 805,955,949  $ 630,580,197
                              ============================
Undistributed net investment
 income at end of year        $   1,150,397  $   1,385,659
                              ============================





18    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR CLASS
                                     ------------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                                                      THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $ 13.02        $ 10.16           $ 15.00
                                     -------        -------           -------
Net investment income (a)               0.32           0.35              0.16
Net realized and unrealized gain
  (loss) on investments                 2.10           2.82             (4.85)
                                     -------        -------           -------
Total from investment operations        2.42           3.17             (4.69)
                                     -------        -------           -------
Less dividends and distributions:
  From net investment income           (0.32)         (0.31)            (0.15)
  From net realized gain on
     investments                          --             --                --
                                     -------        -------           -------
Total dividends and distributions      (0.32)         (0.31)            (0.15)
                                     -------        -------           -------
Net asset value at end of period     $ 15.12        $ 13.02           $ 10.16
                                     =======        =======           =======
Total investment return (c)            18.78%         31.77%           (31.51%)(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 2.25%          3.16%             1.69% ++
  Net expenses                          1.28%          1.30%             1.28% ++
  Expenses (before
     waiver/reimbursement)              1.28%          1.43%             1.34% ++
Portfolio turnover rate                   80%            68%              103%
Net assets at end of period (in
  000's)                             $86,301        $78,734           $61,439




                                                                       CLASS B
                                     ---------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                       2010           2009           2008           2007            2006
Net asset value at beginning of
  period                             $ 13.05        $ 10.18        $ 17.21        $  14.54        $  13.29
                                     -------        -------        -------        --------        --------
Net investment income (a)               0.21           0.27           0.11            0.05            0.09
Net realized and unrealized gain
  (loss) on investments                 2.11           2.83          (5.75)           2.73            1.21
                                     -------        -------        -------        --------        --------
Total from investment operations        2.32           3.10          (5.64)           2.78            1.30
                                     -------        -------        -------        --------        --------
Less dividends and distributions:
  From net investment income           (0.21)         (0.23)         (0.11)          (0.11)          (0.05)
  From net realized gain on
     investments                          --             --          (1.28)             --              --
                                     -------        -------        -------        --------        --------
Total dividends and distributions      (0.21)         (0.23)         (1.39)          (0.11)          (0.05)
                                     -------        -------        -------        --------        --------
Net asset value at end of period     $ 15.16        $ 13.05        $ 10.18        $  17.21        $  14.54
                                     =======        =======        =======        ========        ========
Total investment return (c)            17.93%         30.83%        (35.55%)         19.25%           9.81%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.51%          2.42%          0.72%           0.31%           0.68%
  Net expenses                          2.03%          2.05%          1.98%           1.94%           1.95%
  Expenses (before
     waiver/reimbursement)              2.03%          2.19%          2.01%           2.04%           2.14%
Portfolio turnover rate                   80%            68%           103%            113%             72%
Net assets at end of period (in
  000's)                             $54,646        $59,041        $59,071        $116,937        $121,274



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.




20    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A
      --------------------------------------------------------------------------------------



                                      YEAR ENDED OCTOBER 31,
        2010              2009              2008              2007              2006

      $  13.03          $  10.16          $  17.18          $  14.51          $  13.28
      --------          --------          --------          --------          --------
          0.35              0.38              0.23              0.16              0.16
          2.10              2.82             (5.74)             2.74              1.23
      --------          --------          --------          --------          --------
          2.45              3.20             (5.51)             2.90              1.39
      --------          --------          --------          --------          --------

         (0.35)            (0.33)            (0.23)            (0.23)            (0.16)
            --                --             (1.28)               --                --
      --------          --------          --------          --------          --------
         (0.35)            (0.33)            (1.51)            (0.23)            (0.16)
      --------          --------          --------          --------          --------
      $  15.13          $  13.03          $  10.16          $  17.18          $  14.51
      ========          ========          ========          ========          ========
         19.05%            32.11%           (35.00%)           20.10%            10.57%

          2.48%             3.34%             1.57%             1.05%             1.14%
          1.05%             1.10%             1.13%             1.19%             1.20%
          1.05%             1.15%             1.13%             1.29%             1.39%
            80%               68%              103%              113%               72%
      $367,972          $355,311          $217,028          $379,148          $340,331



                                           CLASS C
      ---------------------------------------------------------------------------------
                                    YEAR ENDED OCTOBER 31,
        2010             2009             2008             2007             2006

      $ 13.04          $ 10.18          $ 17.20          $ 14.53          $ 13.29
      -------          -------          -------          -------          -------
         0.21             0.27             0.11             0.05             0.07
         2.11             2.82            (5.74)            2.73             1.22
      -------          -------          -------          -------          -------
         2.32             3.09            (5.63)            2.78             1.29
      -------          -------          -------          -------          -------

        (0.21)           (0.23)           (0.11)           (0.11)           (0.05)
           --               --            (1.28)              --               --
      -------          -------          -------          -------          -------
        (0.21)           (0.23)           (1.39)           (0.11)           (0.05)
      -------          -------          -------          -------          -------
      $ 15.15          $ 13.04          $ 10.18          $ 17.20          $ 14.53
      =======          =======          =======          =======          =======
        17.94%           30.73%          (35.51%)          19.27%            9.73%

         1.49%            2.39%            0.75%            0.30%            0.49%
         2.03%            2.05%            2.00%            1.94%            1.95%
         2.03%            2.18%            2.04%            2.04%            2.14%
           80%              68%             103%             113%              72%
      $90,474          $72,563          $40,498          $31,158          $24,640




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     CLASS I
                                     --------------------------------------
                                                         NOVEMBER 28,
                                                            2008**
                                      YEAR ENDED            THROUGH
                                     OCTOBER 31,          OCTOBER 31,
                                         2010                2009
Net asset value at beginning of
  period                               $  13.04             $  9.55
                                       --------             -------
Net investment income (a)                  0.38                0.38
Net realized and unrealized gain on
  investments                              2.12                3.44
                                       --------             -------
Total from investment operations           2.50                3.82
                                       --------             -------
Less dividends and distributions:
  From net investment income              (0.39)              (0.33)
  From net realized gain on
     investments                             --                  --
                                       --------             -------
Total dividends and distributions         (0.39)              (0.33)
                                       --------             -------
Net asset value at end of period       $  15.15             $ 13.04
                                       ========             =======
Total investment return (c)               19.41%              40.46%(b)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    2.66%               3.33%++
  Net expenses                             0.80%               0.86%++
  Expenses (before
     waiver/reimbursement)                 0.80%               0.89%++
Portfolio turnover rate                      80%                 68%
Net assets at end of period (in
  000's)                               $206,563             $64,931




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




22    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek capital appreciation together with current income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate

                                                   mainstayinvestments.com    23
bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund held securities with a value of $915 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2010, foreign equity securities held by the Fund were not fair valued.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above. The roll forward activity of Level 3 fair value measurements is included at the end of the Fund's Portfolio of Investments.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgements that maybe somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.


24    MainStay Convertible Fund

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(J) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by

                                                   mainstayinvestments.com    25
economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of Fund's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.59% for the year ended October 31, 2010, inclusive of the effective fund accounting services fee rate of 0.01% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares did not exceed 1.18% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expired on July 31, 2010. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $4,368,785.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $22,691 and $104,388 respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $3, $15,767, $66,680 and $19,983, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent

26    MainStay Convertible Fund
expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $295,405
-----------------------------------------------
Class A                                 470,413
-----------------------------------------------
Class B                                 206,592
-----------------------------------------------
Class C                                 302,312
-----------------------------------------------
Class I                                 180,192
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $   257    0.0%++
------------------------------------------------
Class C                               149    0.0++
------------------------------------------------
Class I                            41,932    0.0++
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $25,654.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

              ACCUMULATED
                  CAPITAL          OTHER        UNREALIZED          TOTAL
  ORDINARY      AND OTHER      TEMPORARY      APPRECIATION    ACCUMULATED
    INCOME    GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$1,308,656      $(241,683)     $(158,259)      $69,143,253    $70,051,967
-------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sales deferrals and Lehman Brothers adjustments.

At October 31, 2010, for federal income tax purposes capital loss carryforwards of $241,683 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS         CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
          2017                 $242
---------------------------------- ------



The Fund utilized $36,248,382 of capital loss carryforwards during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010         2009
Distributions paid from:
  Ordinary Income             $17,039,021  $12,798,135
------------------------------------------------------



NOTE 5-RESTRICTED SECURITY

As of October 31, 2010, the Fund held the following restricted security:

                                            DATE OF     PRINCIPAL                10/31/10    PERCENTAGE OF
 SECURITY                               ACQUISITION        AMOUNT        COST       VALUE       NET ASSETS
At Home Corp.
  Convertible Bond 4.75%, due 12/31/49      7/25/01    $9,147,056    $674,023        $915              0.0%++
----------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 6-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.


                                                   mainstayinvestments.com    27

NOTE 7-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 8-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $619,663 and $555,943, respectively.

NOTE 9-CAPITAL SHARE TRANSACTIONS


 INVESTOR CLASS                        SHARES         AMOUNT
Year ended October 31, 2010:
Shares sold                           417,765  $   5,911,854
Shares issued to shareholders in
  reinvestment of dividends           130,423      1,834,207
Shares redeemed                      (792,321)   (11,171,986)
                                   -------------------------
Net increase (decrease) in shares
  outstanding before conversion      (244,133)    (3,425,925)
Shares converted into Investor
  Class (See Note 1)                  426,571      6,033,494
Shares converted from Investor
  Class (See Note 1)                 (522,362)    (7,460,031)
                                   -------------------------
Net increase (decrease)              (339,924) $  (4,852,462)
                                   =========================
Year ended October 31, 2009:
Shares sold                           486,648  $   5,523,780
Shares issued to shareholders in
  reinvestment of dividends           168,292      1,887,980
Shares redeemed                      (870,647)    (9,452,523)
                                   -------------------------
Net increase (decrease) in shares
  outstanding before conversion      (215,707)    (2,040,763)
Shares converted into Investor
  Class (See Note 1)                  657,340      7,071,266
Shares converted from Investor
  Class (See Note 1)                 (443,007)    (5,490,758)
                                   -------------------------
Net increase (decrease)                (1,374) $    (460,255)
                                   =========================


 CLASS A                               SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                         6,759,032  $  95,814,997

Shares issued to shareholders in
  reinvestment of dividends           551,531      7,757,414

Shares redeemed                    (9,769,724)  (137,788,175)
                                   -------------------------


Net increase (decrease) in shares
  outstanding before conversion    (2,459,161)   (34,215,764)

Shares converted into Class A
  (See Note 1)                        941,155     13,401,042

Shares converted from Class A
  (See Note 1)                        (91,343)    (1,337,331)

Shares converted from Class A (b)  (1,343,100)   (18,709,381)
                                   -------------------------


Net increase (decrease)            (2,952,449) $ (40,861,434)
                                   =========================


Year ended October 31, 2009:

Shares sold                        11,227,318  $ 128,952,895

Shares issued to shareholders in
  reinvestment of dividends           594,747      6,744,912

Shares redeemed                    (6,520,158)   (71,863,020)
                                   -------------------------


Net increase (decrease) in shares
  outstanding before conversion     5,301,907     63,834,787

Shares converted into Class A
  (See Note 1)                        876,044     10,313,860

Shares converted from Class A
  (See Note 1)                       (260,625)    (2,823,866)
                                   -------------------------


Net increase (decrease)             5,917,326  $  71,324,781
                                   =========================



 CLASS B                               SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                           495,225  $   7,022,583

Shares issued to shareholders in
  reinvestment of dividends            52,723        743,905

Shares redeemed                      (713,434)   (10,080,766)
                                   -------------------------


Net increase (decrease) in shares
  outstanding before conversion      (165,486)    (2,314,278)

Shares converted from Class B
  (See Note 1)                       (753,246)   (10,637,174)
                                   -------------------------


Net increase (decrease)              (918,732) $ (12,951,452)
                                   =========================


Year ended October 31, 2009:

Shares sold                           662,215  $   7,464,429

Shares issued to shareholders in
  reinvestment of dividends            88,806      1,001,533

Shares redeemed                    (1,200,221)   (13,043,546)
                                   -------------------------


Net increase (decrease) in shares
  outstanding before conversion      (449,200)    (4,577,584)

Shares converted from Class B
  (See Note 1)                       (828,204)    (9,070,502)
                                   -------------------------


Net increase (decrease)            (1,277,404) $ (13,648,086)
                                   =========================



 CLASS C                               SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                         1,605,272  $  22,743,678

Shares issued to shareholders in
  reinvestment of dividends            59,035        833,214

Shares redeemed                    (1,255,621)   (17,676,182)
                                   -------------------------


Net increase (decrease)               408,686  $   5,900,710
                                   =========================


Year ended October 31, 2009:

Shares sold                         2,620,107  $  29,894,911

Shares issued to shareholders in
  reinvestment of dividends            65,257        745,091

Shares redeemed                    (1,102,186)   (11,999,790)
                                   -------------------------


Net increase (decrease)             1,583,178  $  18,640,212
                                   =========================




28    MainStay Convertible Fund

 CLASS I                               SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                        11,801,058  $ 169,474,433

Shares issued to shareholders in
  reinvestment of dividends            79,699      1,124,327

Shares redeemed                    (4,562,713)   (64,489,661)
                                   -------------------------


Net increase (decrease) in shares
  outstanding before conversion     7,318,044    106,109,099

Shares converted into Class I (b)   1,341,173     18,709,381
                                   -------------------------


Net increase (decrease)             8,659,217  $ 124,818,480
                                   =========================


Period ended October 31, 2009
  (a):

Shares sold                         5,137,499  $  60,649,660

Shares issued to shareholders in
  reinvestment of dividends             2,235         28,361

Shares redeemed                      (161,075)    (2,009,693)
                                   -------------------------


Net increase (decrease)             4,978,659  $  58,668,328
                                   =========================




(a) Class I shares commenced investment operation on November 28, 2008.

(b) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 10-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


30    MainStay Convertible Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Convertible Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields;
(ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields'

                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)



willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships

32    MainStay Convertible Fund
with the Fund supported the Board's determination to approve the Agreements.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also noted that New York Life Investments had not proposed to renew the Fund's expense limitation agreement.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    33

FEDERAL INCOME TAX INFORMATION (UNAUDITED)


For the fiscal year ended October 31, 2010, the Fund designated approximately $3,999,919 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 24.6% to arrive at the corporate dividends received deduction.

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


34    MainStay Convertible Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    35

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


36    MainStay Convertible Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    37

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





38    MainStay Convertible Fund

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


                                                   mainstayinvestments.com    39

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO21141 MS333-10                                          MSC11-12/10
                                                                              05

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY DIVERSIFIED INCOME FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------
Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       25
---------------------------------------------
Notes to Financial Statements              31
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            42
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  43
---------------------------------------------
Federal Income Tax Information             46
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        46
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       46
---------------------------------------------
Board Members and Officers                 47
---------------------------------------------





--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)

(LINE GRAPH)

                      MAINSTAY DIVERSIFIED
                           INCOME FUND        BARCLAYS CAPITAL
                             CLASS B           U.S. AGGREGATE
                             SHARES              BOND INDEX
                      --------------------    ----------------
10/31/00                      10000                 10000
10/31/01                      10457                 11456
10/31/02                      10306                 12130
10/31/03                      12649                 12725
10/31/04                      13620                 13429
10/31/05                      13787                 13581
10/31/06                      14616                 14286
10/31/07                      15527                 15055
10/31/08                      12905                 15101
10/31/09                      16435                 17183
10/31/10                      18593                 18560




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 4.5% Initial Sales Charge                     With sales charges           8.84%        5.98%
                                                                                  Excluding sales charges     13.97         6.96
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 4.5% Initial Sales Charge                     With sales charges           9.05         6.05
                                                                                  Excluding sales charges     14.19         7.03
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges           8.13         5.85
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges     13.13         6.16
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges          12.14         6.17
                            if Redeemed Within One Year of Purchase               Excluding sales charges     13.14         6.17
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                   14.59         7.41
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      6.70%        1.70%
                              7.20         1.70
-------------------------------------------------
Class A Shares                6.74         1.37
                              7.23         1.37
-------------------------------------------------
Class B Shares                6.40         2.46
                              6.40         2.46
-------------------------------------------------
Class C Shares                6.40         2.45
                              6.40         2.45
-------------------------------------------------
Class I Shares(4)             7.56         1.12
-------------------------------------------------







1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                              ONE      FIVE     TEN
                                                  YEAR     YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(5)     8.01%    6.45%    6.38%
-------------------------------------------------------------------------
Average Lipper Multi-Sector Income Fund(6)       13.43     6.63     7.11
-------------------------------------------------------------------------






5. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes.
6. The average Lipper multi-sector income fund is representative of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,043.30        $ 7.11         $1,018.20         $ 7.02
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,044.70        $ 6.03         $1,019.30         $ 5.95
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,039.80        $10.95         $1,014.50         $10.82
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,039.90        $10.95         $1,014.50         $10.82
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,046.00        $ 4.69         $1,020.60         $ 4.63
-------------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Fund's annualized expense ratio of each class (1.38% for Investor Class, 1.17% for Class A, 2.13% for Class B and Class C and 0.91% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

Corporate Bonds                                 50.10
Yankee Bonds                                    11.60
U.S. Government & Federal Agencies               7.90
Loan Assignments & Participations                7.20
Asset-Backed Securities                          6.50
Foreign Bonds                                    5.50
Short-Term Investment                            3.60
Convertible Bonds                                2.30
Convertible Preferred Stocks                     1.70
Other Assets, Less Liabilities                   1.40
Mortgage-Backed Securities                       1.30
Common Stocks                                    1.00
Municipal Bonds                                  0.10
Preferred Stock                                  0.00
Warrants                                         0.00
Futures Contracts Short                         (0.20)




See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  United States Treasury Bonds, 3.50%-3.875%, due
        2/15/39-8/15/40
    2.  United States Treasury Notes, 2.375%-4.875%, due
        10/31/14-2/15/20
    3.  EGG Banking PLC, 6.875%-7.50%, due 12/29/21-5/29/49
    4.  Harrah's Operating Co., Inc., 3.288%, due 1/28/15
    5.  AgriBank FCB, 9.125%, due 7/15/19
    6.  CIT Group, Inc.
    7.  SLM Corp., 4.75%-8.00%, due 3/17/14-3/25/20
    8.  Dow Chemical Co. (The), 8.55%, due 5/15/19
    9.  Pacific Life Insurance Co., 7.90%-9.25%, due
        12/30/23-6/15/39
   10.  Ford Motor Co. Capital Trust II, 6.50%





8    MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Fund's Subadvisor.

HOW DID MAINSTAY DIVERSIFIED INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Diversified Income Fund returned 13.97% for Investor Class shares, 14.19% for Class A shares, 13.13% for Class B shares and 13.14% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 14.59%. Investor Class, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 13.43% return of the average Lipper(1) multi-sector income fund for the 12 months ended October 31, 2010. Over the same period, all share classes outperformed the 8.01% return of the Barclays Capital U.S. Aggregate Bond Index.(2) The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

We believe that the Fund's performance relative to its peers and benchmark was a function of our efforts to increase the Fund's beta(3) at the beginning of the bond rally that began in earnest in 2009. We pursued this strategy by increasing the Fund's exposure to lower-quality securities, by holding bonds that we considered to be less defensive and by increasing the Fund's exposure to cyclical securities and to the financials sector, specifically banking.

DURING THE REPORTING PERIOD, HOW WAS THE FUND'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

We typically use derivatives to hedge certain portions of the Fund. The currency forwards held during the reporting period added to performance. Given their intended use as a hedging vehicle, however, the overall impact was minimal. The Fund also held futures contracts which, by themselves, detracted from performance. With their intended use as a hedging vehicle, however, the overall impact was minimal.

WHAT WAS THE FUND'S DURATION(4) STRATEGY DURING THE REPORTING PERIOD?

The Fund's duration was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of the Fund's overweight position in high-yield corporate bonds, which tend to have shorter durations. These bonds also tend to have a low correlation to Treasurys, so they have a lower sensitivity to interest rates.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

We did not make many material changes to the Fund's positioning during the reporting period. Prior to the reporting period, we had judged the Federal Reserve's accommodative monetary policy and an increase in market liquidity as positive signs of a rally in the corporate bond markets, especially the high-yield corporate bond market. We had positioned the Fund for such an event by increasing the Fund's beta. Though we stopped increasing beta during the reporting period, we continued to believe that Federal Reserve policy favored a rally in high-yield corporate bonds.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

During the reporting period, the Fund's high-yield corporate bonds made the biggest contribution to performance. Within the high-yield corporate bond market and the investment-grade corporate bond market, the financials sector was a leading performer. Our overweight position relative to the Barclays Capital U.S. Aggregate Bond Index in financials was a substantial positive contributor to the Fund's performance. With banks around the world continuing to report good results (albeit with slower growth rates and some concerns about new capital requirements under the Basel III accords),(5) we continued to see value in the sector and remained overweight relative to the Index in financials at the end of the reporting period.

The Fund's positions in the auto industry have also been strong performers for the Fund. Automakers have seen a recovery in their market. General Motors has reorganized through bankruptcy, and Ford Motor has experienced a significant operational rebound. At the end of 2009, Ford Motor reported its first annual profit in four years. In addition, the company's bonds were recently upgraded.

Although all of the sectors in the Barclays Capital U.S. Aggregate Bond Index performed well for the Fund on an absolute basis, the Fund's positions in investment-grade securities underperformed their non-investment-grade counterparts. Within the high-yield corporate bond market, sectors that were more defensive (such as energy) lagged during the reporting period.

   1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5. The Basel III accords seek to strengthen global capital and liquidity regulations with the goal of promoting a more resilient banking sector.

                                                    mainstayinvestments.com    9

On an individual security basis, U.S. Concrete and Mohegan Tribal Gaming were poor performers during the reporting period. U.S. Concrete went through a restructuring, and the Fund received restricted stock in the new company. Unfortunately, the stock has underperformed the market since it was issued. Mohegan Tribal Gaming, which was sold during the reporting period, underperformed on concerns about the company's level of debt.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The largest purchases for the Fund included Ford Motor, semiconductor manufacturer Freescale Semiconductor and insurance company American International Group (AIG). We swapped the Fund's fixed-income holdings in Ford Motor for a convertible bond that we felt represented a better risk-reward opportunity. We purchased AIG as part of our effort to increase the Fund's exposure to the financials sector. Freescale Semiconductor is benefiting from the cyclical recovery.

The largest sales for the Fund included mining company Teck Resources, Ford Motor and lodging company Harrah's. We sold Teck Resources bonds when they were upgraded to investment-grade status and began trading at very tight spreads.(6) We sold part of the Fund's position in Ford Motor to swap into other bonds within the company that we felt offered a better risk-reward opportunity. The Harrah's sale was due to relative value concerns.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we reduced the Fund's holdings in investment-grade corporate bonds and increased its weighting in floating-rate notes. The Fund's largest sector continued to be high-yield corporate bonds. Within the high-yield sector, we increased the Fund's holdings in the auto, banking and life insurance industries. With positive expectations for the economy and for improving fundamentals, we increased the Fund's exposure to cyclicals. Auto-related companies received a substantial lift from the economy's revival and financials realized gains from the steep yield curve and an improving economy.

During the reporting period, we reduced the Fund's exposure to defensive sectors such as health services in an effort to increase the Fund's beta.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the Fund's most substantially overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in high-yield corporate bonds, floating-rate notes and convertibles. We favored cyclical sectors because of our positive expectations for the economy and the high-yield corporate bond market. We also favored financials--specifically banks--in light of the governmental support that they have received. We also felt that the steepness of the yield curve would be conducive to earnings for financial companies.

As of October 31, 2010, the Fund's most substantially underweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in Treasurys and agency securities.


6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

At a meeting of the Board of Trustees ("Board") of the Fund on December 15, 2010, the Board approved a change to the name of the Fund, and modifications to its investment objective and principal investment strategies. Accordingly, effective February 28, 2011, the Fund's name will be changed to MainStay Flexible Bond Opportunities Fund and the Fund's investment objective and principal investment strategies will be modified. For more information regarding the proposed name change and modifications to the Fund's investment objective and principal investment strategies, please refer to the Prospectus supplement dated December 17, 2010.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Diversified Income Fund

PORTFOLIO OF INVESTMENTS(+++) OCTOBER 31, 2010


                                      PRINCIPAL
                                         AMOUNT         VALUE
LONG-TERM BONDS 92.5%+
ASSET-BACKED SECURITIES 6.5%
-------------------------------------------------------------

AIRLINES 1.1%
American Airlines Pass-Through
  Trust
  Series 2001-1, Class A1
  6.977%, due 5/23/21              $  1,033,258  $    898,934
United Air Lines, Inc.
  Series 2009-2, Class A
  9.75%, due 1/15/17                    951,726     1,118,277
                                                 ------------
                                                    2,017,211
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (a)               110,000       111,550
                                                 ------------


HOME EQUITY 4.6%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)                41,264        41,614
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)                70,623        71,441
Citigroup Mortgage Loan Trust,
  Inc.
  Series 2007-AHL2, Class A3A
  0.326%, due 5/25/37 (c)               870,973       700,793
Equifirst Loan Securitization
  Trust Series 2007-1, Class A2A
  0.316%, due 4/25/37 (c)               393,706       367,381
First NLC Trust
  Series 2007-1, Class A1
  0.326%, due 8/25/37 (a)(c)            813,806       577,418
GSAA Home Equity Trust
  Series 2006-14, Class A1
  0.306%, due 9/25/36 (c)             1,511,385       699,572
Home Equity Loan Trust
  Series 2007-FRE1, Class 2AV1
  0.386%, due 4/25/37 (c)               559,598       462,935
JP Morgan Mortgage Acquisition
  Corp.
  Series 2007-HE1, Class AF1
  0.356%, due 3/25/47 (c)               653,877       473,234
Master Asset Backed Securities
  Trust Series 2006-HE4, Class A1
  0.306%, due 11/25/36 (c)              193,661       131,721
Merrill Lynch Mortgage Investors
  Trust Series 2007-MLN1, Class
  A2A
  0.366%, due 3/25/37 (c)             1,467,514     1,014,951
Morgan Stanley ABS Capital I,
  Inc.
  Series 2006-HE8, Class A2B
  0.356%, due 10/25/36 (c)              525,981       409,280
  Series 2007-HE4, Class A2A
  0.366%, due 2/25/37 (c)               475,561       440,006
  Series 2007-NC2, Class A2FP
  0.406%, due 2/25/37 (c)               853,074       615,612
Renaissance Home Equity Loan
  Trust Series 2007-2, Class AF1
  5.893%, due 6/25/37 (c)             1,158,519       903,905
Soundview Home Equity Loan Trust
  Series 2007-OPT1, Class 2A1
  0.336%, due 6/25/37 (c)               572,240       517,193
  Series 2006-EQ2, Class A2
  0.366%, due 1/25/37 (c)               834,394       744,604
                                                 ------------
                                                    8,171,660
                                                 ------------

STUDENT LOANS 0.7%
Keycorp Student Loan Trust
  Series 2000-A, Class A2
  0.638%, due 5/25/29 (c)               794,757       689,153
Securitized Asset Backed
  Receivables LLC Trust Series
  2007-BR4, Class A2A
  0.346%, due 5/25/37 (c)               862,617       646,284
                                                 ------------
                                                    1,335,437
                                                 ------------
Total Asset-Backed Securities
  (Cost $11,244,453)                               11,635,858
                                                 ------------


CONVERTIBLE BONDS 2.3%
-------------------------------------------------------------

AEROSPACE & DEFENSE 0.0%++
Triumph Group, Inc.
  2.625%, due 10/1/26                    38,000        59,565
                                                 ------------


AUTO MANUFACTURERS 0.0%++
Ford Motor Co.
  4.25%, due 11/15/16                    24,000        41,820
                                                 ------------


AUTO PARTS & EQUIPMENT 0.1%
ArvinMeritor, Inc.
  4.00%, due 2/15/27                     72,000        70,380
BorgWarner, Inc.
  3.50%, due 4/15/12                     60,000       106,500
                                                 ------------
                                                      176,880
                                                 ------------

BANKS 0.1%
JPMorgan Chase & Co.
  1.50%, due 6/25/15 (a)                129,375       181,849
                                                 ------------




+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings or issuers held, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                      PRINCIPAL
                                         AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
BIOTECHNOLOGY 0.2%
Amgen, Inc.
  0.375%, due 2/1/13               $    196,000  $    197,470
Gilead Sciences, Inc.
  1.00%, due 5/1/14 (a)                  48,000        52,080
Life Technologies Corp.
  1.50%, due 2/15/24                     12,000        14,025
  3.25%, due 6/15/25                     88,000       101,640
                                                 ------------
                                                      365,215
                                                 ------------

COAL 0.1%
Alpha Natural Resources, Inc.
  2.375%, due 4/15/15                    48,000        56,460
Peabody Energy Corp.
  4.75%, due 12/15/66                    51,000        60,881
                                                 ------------
                                                      117,341
                                                 ------------

COMPUTERS 0.1%
EMC Corp.
  1.75%, due 12/1/13                    126,000       180,337
SanDisk Corp.
  1.00%, due 5/15/13                      8,000         7,550
  1.50%, due 8/15/17                     43,000        42,033
                                                 ------------
                                                      229,920
                                                 ------------

DISTRIBUTION & WHOLESALE 0.0%++
WESCO International, Inc.
  6.00%, due 9/15/29                     34,000        59,033
                                                 ------------


ELECTRONICS 0.0%++
TTM Technologies, Inc.
  3.25%, due 5/15/15                     49,000        49,245
                                                 ------------


ENERGY--ALTERNATE SOURCES 0.1%
Covanta Holding Corp.
  1.00%, due 2/1/27                     167,000       163,243
                                                 ------------


ENTERTAINMENT 0.0%++
Lions Gate Entertainment Corp.
  3.625%, due 3/15/25                    15,000        14,663
Lions Gate Entertainment, Inc.
  3.625%, due 3/15/25                    24,000        24,900
                                                 ------------
                                                       39,563
                                                 ------------

FOOD 0.1%
Great Atlantic & Pacific Tea Co.
  6.75%, due 12/15/12                    53,000        28,885
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)               118,000       110,477
  3.375%, due 5/15/27                    40,000        37,450
                                                 ------------
                                                      176,812
                                                 ------------

HAND & MACHINE TOOLS 0.1%
Stanley Black & Decker, Inc.
  (zero coupon), due 5/17/12             89,000       102,546
                                                 ------------


HEALTH CARE--PRODUCTS 0.3%
Beckman Coulter, Inc.
  2.50%, due 12/15/36                    93,000        98,347
Medtronic, Inc.
  1.625%, due 4/15/13                   331,000       334,724
Teleflex, Inc.
  3.875%, due 8/1/17                     71,000        78,189
                                                 ------------
                                                      511,260
                                                 ------------

HEALTH CARE--SERVICES 0.1%
Fisher Scientific International,
  Inc.
  3.25%, due 3/1/24                      82,000       109,060
                                                 ------------


INSURANCE 0.0%++
MGIC Investment Corp.
  5.00%, due 5/1/17                       9,000        10,046
                                                 ------------


INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (d)(e)(f)(g)                          504,238            50
Digital River, Inc.
  2.00%, due 11/1/30 (a)                  6,000         6,068
Equinix, Inc.
  4.75%, due 6/15/16                     16,000        20,260
                                                 ------------
                                                       26,378
                                                 ------------

IRON & STEEL 0.2%
Allegheny Technologies, Inc.
  4.25%, due 6/1/14                     149,000       219,961
ArcelorMittal
  5.00%, due 5/15/14                     36,000        47,385
Steel Dynamics, Inc.
  5.125%, due 6/15/14                    37,000        42,781
United States Steel Corp.
  4.00%, due 5/15/14                     27,000        41,209
                                                 ------------
                                                      351,336
                                                 ------------

MEDIA 0.0%++
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)                 35,000        31,456
                                                 ------------


MINING 0.0%++
Alcoa, Inc.
  5.25%, due 3/15/14                     10,000        21,663
                                                 ------------


MISCELLANEOUS--MANUFACTURING 0.1%
Ingersoll-Rand Co.
  4.50%, due 4/15/12                     10,000        22,363


12    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (CONTINUED)
Textron, Inc.
  4.50%, due 5/1/13                $     42,000  $     72,817
                                                 ------------
                                                       95,180
                                                 ------------

OIL & GAS 0.2%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                    165,000       142,931
St. Mary Land & Exploration Co.
  3.50%, due 4/1/27                      53,000        56,776
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                   154,000       149,573
  Series A
  1.625%, due 12/15/37                   44,000        44,055
                                                 ------------
                                                      393,335
                                                 ------------

OIL & GAS SERVICES 0.2%
Cameron International Corp.
  2.50%, due 6/15/26                     72,000        93,330
Core Laboratories, L.P.
  0.25%, due 10/31/11                   100,000       170,375
                                                 ------------
                                                      263,705
                                                 ------------

PHARMACEUTICALS 0.1%
Teva Pharmaceutical Finance Co.
  B.V.
  Series D
  1.75%, due 2/1/26                     149,000       167,811
                                                 ------------


REAL ESTATE INVESTMENT TRUSTS 0.0%++
SL Green Operating Partnership,
  L.P.
  3.00%, due 10/15/17 (a)                41,000        41,461
                                                 ------------


SEMICONDUCTORS 0.0%++
Microchip Technology, Inc.
  2.125%, due 12/15/37                   25,000        28,813
ON Semiconductor Corp.
  2.625%, due 12/15/26                   49,000        51,450
                                                 ------------
                                                       80,263
                                                 ------------

SOFTWARE 0.1%
Microsoft Corp.
  (zero coupon), due 6/15/13 (a)         57,000        59,992
SYNNEX Corp.
  4.00%, due 5/15/18 (a)                 25,000        29,938
                                                 ------------
                                                       89,930
                                                 ------------

TELECOMMUNICATIONS 0.1%
Anixter International, Inc.
  1.00%, due 2/15/13                     46,000        49,565
Leap Wireless International, Inc.
  4.50%, due 7/15/14                      6,000         5,438
SBA Communications Corp.
  1.875%, due 5/1/13                     78,000        86,677
                                                 ------------
                                                      141,680
                                                 ------------
Total Convertible Bonds
  (Cost $3,919,507)                                 4,097,596
                                                 ------------


CORPORATE BONDS 50.1%
-------------------------------------------------------------

ADVERTISING 0.5%
Lamar Media Corp.
  6.625%, due 8/15/15                   920,000       944,150
                                                 ------------


AEROSPACE & DEFENSE 0.0%++
BE Aerospace, Inc.
  8.50%, due 7/1/18                      60,000        67,200
                                                 ------------


AGRICULTURE 0.2%
Altria Group, Inc.
  9.70%, due 11/10/18                   295,000       406,933
                                                 ------------


AIRLINES 1.7%
Continental Airlines, Inc.
  7.875%, due 1/2/20                    627,132       622,428
  9.798%, due 4/1/21                    560,961       560,961
Delta Air Lines, Inc.
  6.20%, due 7/2/18                     550,000       588,500
  12.25%, due 3/15/15 (a)               600,000       683,250
Northwest Airlines, Inc.
  Series 2007-1, Class A
  7.027%, due 11/1/19                   476,922       501,960
                                                 ------------
                                                    2,957,099
                                                 ------------

AUTO MANUFACTURERS 1.0%
Ford Motor Co.
  6.625%, due 10/1/28                   280,000       291,200
General Motors Corp.
  8.375%, due 7/15/33 (d)             2,665,000       959,400
Navistar International Corp.
  8.25%, due 11/1/21                    450,000       493,312
                                                 ------------
                                                    1,743,912
                                                 ------------

AUTO PARTS & EQUIPMENT 0.1%
Goodyear Tire & Rubber Co. (The)
  10.50%, due 5/15/16                   230,000       263,350
                                                 ------------


BANKS 5.2%
X  AgriBank FCB
  9.125%, due 7/15/19                 1,600,000     1,988,517
BAC Capital Trust XIV
  5.63%, due 9/29/49 (c)                800,000       566,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                      PRINCIPAL
                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
Bank of America Corp.
  5.625%, due 7/1/20               $  1,400,000  $  1,451,715
X  CIT Group, Inc.
  7.00%, due 5/1/14                     124,200       124,821
  7.00%, due 5/1/15                     157,705       157,508
  7.00%, due 5/1/16                     409,843       408,306
  7.00%, due 5/1/17                     367,980       366,140
Citigroup, Inc.
  8.50%, due 5/22/19                     45,000        56,505
GMAC, Inc.
  8.00%, due 11/1/31                    507,000       553,897
  8.30%, due 2/12/15 (a)                700,000       763,000
JPMorgan Chase & Co.
  7.90%, due 4/29/49 (c)              1,000,000     1,066,010
Morgan Stanley
  5.625%, due 9/23/19                   100,000       105,006
PNC Funding Corp.
  5.625%, due 2/1/17                    675,000       739,795
Regions Financial Corp.
  7.00%, due 3/1/11                     110,000       111,462
Whitney National Bank
  5.875%, due 4/1/17                  1,000,000       922,985
                                                 ------------
                                                    9,381,667
                                                 ------------

BEVERAGES 0.2%
Coca-Cola Enterprises, Inc.
  8.00%, due 9/15/22                     95,000       131,054
Constellation Brands, Inc.
  7.25%, due 9/1/16                     155,000       170,500
                                                 ------------
                                                      301,554
                                                 ------------

BUILDING MATERIALS 2.0%
Associated Materials
  LLC/Associated Materials
  Financing, Inc.
  9.875%, due 11/15/16                  575,000       690,000
Boise Cascade LLC
  7.125%, due 10/15/14                1,100,000     1,061,500
Nortek, Inc.
  11.00%, due 12/1/13                   276,222       294,176
Texas Industries, Inc.
  9.25%, due 8/15/20 (a)              1,030,000     1,084,075
USG Corp.
  9.50%, due 1/15/18                    445,000       438,325
                                                 ------------
                                                    3,568,076
                                                 ------------

CHEMICALS 2.7%
Chevron Phillips Chemical Co. LLC
  7.00%, due 6/15/14 (a)                595,000       690,707
X  Dow Chemical Co. (The)
  8.55%, due 5/15/19                  1,330,000     1,708,168
Hexion U.S. Finance Corp./Hexion
  Nova Scotia Finance ULC
  9.75%, due 11/15/14                   450,000       473,625
Huntsman International LLC
  5.50%, due 6/30/16                    875,000       869,531
Rohm & Haas Co.
  7.85%, due 7/15/29                    933,000     1,048,445
                                                 ------------
                                                    4,790,476
                                                 ------------

COAL 0.5%
Cloud Peak Energy Resources
  LLC/Cloud Peak Energy Finance
  Corp.
  8.25%, due 12/15/17                   750,000       815,625
                                                 ------------


COMMERCIAL SERVICES 2.3%
ARAMARK Corp.
  8.50%, due 2/1/15                     900,000       945,000
Avis Budget Car Rental LLC
  7.625%, due 5/15/14                   450,000       462,375
Ford Holdings LLC
  9.30%, due 3/1/30                     155,000       193,750
Hertz Corp. (The)
  8.875%, due 1/1/14                  1,250,000     1,284,375
Quebecor World, Inc. (Litigation
  Recovery Trust--Escrow Shares)
  6.50%, due 8/1/49 (f)(g)(h)             5,000           260
  9.75%, due 1/15/49 (f)(g)(h)          160,000         8,320
Service Corp. International
  8.00%, due 11/15/21                   450,000       490,500
United Rentals North America,
  Inc.
  9.25%, due 12/15/19                   600,000       666,000
                                                 ------------
                                                    4,050,580
                                                 ------------

COMPUTERS 0.4%
SunGard Data Systems, Inc.
  10.25%, due 8/15/15                   700,000       737,625
                                                 ------------


DIVERSIFIED FINANCIAL SERVICES 0.8%
General Electric Capital Corp.
  6.50%, due 9/15/67 (c)           E  1,000,000     1,490,186
                                                 ------------


ELECTRIC 1.0%
Edison Mission Energy
  7.50%, due 6/15/13               $    700,000       682,500
Energy Future Intermediate
  Holding Co. LLC/EFIH Finance,
  Inc.
  10.00%, due 12/1/20                   274,000       286,988


14    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
NRG Energy, Inc.
  7.25%, due 2/1/14                $    345,000  $    353,194
  8.50%, due 6/15/19                    450,000       481,500
                                                 ------------
                                                    1,804,182
                                                 ------------

ENERGY--ALTERNATE SOURCES 0.0%++
Paiton Energy Funding B.V.
  9.34%, due 2/15/14                     82,105        86,416
                                                 ------------


ENTERTAINMENT 1.1%
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                      82,000        77,695
Mohegan Tribal Gaming Authority
  6.125%, due 2/15/13                 1,000,000       877,500
Pinnacle Entertainment, Inc.
  7.50%, due 6/15/15                    825,000       820,875
River Rock Entertainment
  Authority (The)
  9.75%, due 11/1/11                    119,000       102,935
United Artists Theatre Circuit,
  Inc.
  Series BA7
  9.30%, due 7/1/15 (f)(g)               57,417        40,192
                                                 ------------
                                                    1,919,197
                                                 ------------

ENVIRONMENTAL CONTROLS 0.4%
EnergySolutions,
  Inc./EnergySolutions LLC
  10.75%, due 8/15/18 (a)               675,000       737,438
                                                 ------------


FINANCE--CONSUMER LOANS 2.4%
American General Finance Corp.
  3.25%, due 1/16/13                    750,000       897,585
  6.90%, due 12/15/17                   585,000       487,013
HSBC Finance Capital Trust IX
  5.911%, due 11/30/35 (c)            1,175,000     1,122,125
X  SLM Corp.
  4.75%, due 3/17/14               E  1,000,000     1,290,254
  8.00%, due 3/25/20               $    500,000       505,384
                                                 ------------
                                                    4,302,361
                                                 ------------

FINANCE--CREDIT CARD 1.2%
American Express Co.
  6.80%, due 9/1/66 (c)               1,050,000     1,053,937
Capital One Capital III
  7.686%, due 8/15/36                 1,150,000     1,167,250
                                                 ------------
                                                    2,221,187
                                                 ------------

FINANCE--OTHER SERVICES 0.6%
Icahn Enterprises, L.P./Icahn
  Enterprises Finance Corp.
  7.75%, due 1/15/16                  1,000,000     1,027,500
                                                 ------------


FOREST PRODUCTS & PAPER 1.5%
Boise Paper Holdings LLC/Boise
  Finance Co.
  9.00%, due 11/1/17                    500,000       545,000
Domtar Corp.
  10.75%, due 6/1/17                    900,000     1,128,375
International Paper Co.
  7.30%, due 11/15/39                   850,000       968,852
                                                 ------------
                                                    2,642,227
                                                 ------------

HEALTH CARE--PRODUCTS 1.2%
Alere, Inc.
  8.625%, due 10/1/18 (a)               750,000       804,375
  9.00%, due 5/15/16                    600,000       640,500
Bausch & Lomb, Inc.
  9.875%, due 11/1/15                   700,000       761,250
                                                 ------------
                                                    2,206,125
                                                 ------------

HOME BUILDERS 2.0%
Beazer Homes USA, Inc.
  8.125%, due 6/15/16                 1,005,000       973,594
K Hovnanian Enterprises, Inc.
  10.625%, due 10/15/16                 650,000       661,375
MDC Holdings, Inc.
  5.625%, due 2/1/20                    850,000       856,926
Standard Pacific Corp.
  8.375%, due 5/15/18                 1,000,000     1,036,250
                                                 ------------
                                                    3,528,145
                                                 ------------

HOUSEHOLD PRODUCTS & WARES 0.3%
ACCO Brands Corp.
  10.625%, due 3/15/15                  400,000       451,500
                                                 ------------


INSURANCE 3.7%
Allstate Corp. (The)
  6.50%, due 5/15/67 (c)                875,000       868,438
Farmers Exchange Capital
  7.20%, due 7/15/48 (a)                740,000       699,290
Hartford Financial Services
  Group, Inc. (The)
  6.10%, due 10/1/41                    775,000       697,936
Liberty Mutual Group, Inc.
  7.80%, due 3/7/87 (a)                 555,000       555,000
  10.75%, due 6/15/88 (a)(c)            400,000       496,000
Lincoln National Corp.
  7.00%, due 5/17/66 (c)                850,000       828,750
X  Pacific Life Insurance Co.
  7.90%, due 12/30/23 (a)             1,150,000     1,393,345
  9.25%, due 6/15/39 (a)                250,000       304,779
Progressive Corp. (The)
  6.70%, due 6/15/67 (c)                750,000       766,875
                                                 ------------
                                                    6,610,413
                                                 ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                      PRINCIPAL
                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
IRON & STEEL 0.9%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25              $    850,000  $    874,299
California Steel Industries, Inc.
  6.125%, due 3/15/14                   750,000       744,375
                                                 ------------
                                                    1,618,674
                                                 ------------

LEISURE TIME 0.3%
Harley-Davidson Funding Corp.
  6.80%, due 6/15/18 (a)                500,000       543,723
                                                 ------------


LODGING 0.4%
MGM Mirage, Inc.
  7.50%, due 6/1/16                     235,000       209,150
MGM Resorts International
  11.125%, due 11/15/17                 400,000       460,000
                                                 ------------
                                                      669,150
                                                 ------------

MACHINERY--CONSTRUCTION & MINING 0.7%
Caterpillar, Inc.
  6.05%, due 8/15/36                     70,000        81,935
Terex Corp.
  7.375%, due 1/15/14                   825,000       839,437
  8.00%, due 11/15/17                   250,000       249,375
                                                 ------------
                                                    1,170,747
                                                 ------------

MACHINERY--DIVERSIFIED 0.5%
CNH America LLC
  7.25%, due 1/15/16                    800,000       872,000
                                                 ------------


MEDIA 0.6%
Cequel Communications
  Holdings/LLC and Cequel Capital
  Corp.
  8.625%, due 11/15/17 (a)              650,000       695,500
Charter Communications Operating
  LLC
  8.00%, due 4/30/12 (a)                185,000       196,794
Morris Publishing Group LLC
  10.00%, due 9/1/14 (f)                 70,855        69,172
Time Warner Cable, Inc.
  8.25%, due 2/14/14                    140,000       167,140
Ziff Davis Media, Inc. (Escrow
  Shares)
  8.788%, due 7/15/11 (f)(g)(h)          32,078           837
                                                 ------------
                                                    1,129,443
                                                 ------------

METAL FABRICATE & HARDWARE 0.8%
Mueller Water Products, Inc.
  7.375%, due 6/1/17                    630,000       570,150
  8.75%, due 9/1/20 (a)                 855,000       926,606
                                                 ------------
                                                    1,496,756
                                                 ------------

MINING 0.6%
Freeport-McMoRan Copper & Gold,
  Inc.
  8.375%, due 4/1/17                    970,000     1,097,313
                                                 ------------


MISCELLANEOUS--MANUFACTURING 2.1%
American Railcar Industries, Inc.
  7.50%, due 3/1/14                   1,405,000     1,422,562
Cargill, Inc.
  4.375%, due 6/1/13 (a)                 85,000        91,205
Colt Defense LLC/Colt Finance
  Corp.
  8.75%, due 11/15/17 (a)               574,000       431,218
Hexcel Corp.
  6.75%, due 2/1/15                   1,000,000     1,017,500
Koppers, Inc.
  7.875%, due 12/1/19                   500,000       541,250
SPX Corp.
  7.625%, due 12/15/14                  295,000       327,450
                                                 ------------
                                                    3,831,185
                                                 ------------

OIL & GAS 3.2%
Delta Petroleum Corp.
  7.00%, due 4/1/15                     600,000       420,000
Denbury Resources, Inc.
  7.50%, due 12/15/15                   445,000       461,687
  9.75%, due 3/1/16                     145,000       164,213
Frontier Oil Corp.
  8.50%, due 9/15/16                    100,000       105,250
Hilcorp Energy I, L.P./Hilcorp
  Finance Co.
  9.00%, due 6/1/16 (a)                 200,000       211,000
Linn Energy LLC
  9.875%, due 7/1/18                    500,000       555,000
Linn Energy LLC/Linn Energy
  Finance Corp.
  7.75%, due 2/1/21 (a)               1,000,000     1,032,500
Nabors Industries, Inc.
  5.00%, due 9/15/20 (a)              1,200,000     1,224,290
Range Resources Corp.
  8.00%, due 5/15/19                     70,000        77,525
Swift Energy Co.
  8.875%, due 1/15/20                   500,000       540,000
Tesoro Corp.
  6.50%, due 6/1/17                     950,000       945,250
                                                 ------------
                                                    5,736,715
                                                 ------------

OIL & GAS SERVICES 1.3%
Basic Energy Services, Inc.
  7.125%, due 4/15/16                   550,000       522,500
Helix Energy Solutions Group,
  Inc.
  9.50%, due 1/15/16 (a)                650,000       672,750


16    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Hornbeck Offshore Services, Inc.
  Class B
  6.125%, due 12/1/14              $    700,000  $    700,000
  8.00%, due 9/1/17                     500,000       506,875
                                                 ------------
                                                    2,402,125
                                                 ------------

PHARMACEUTICALS 0.2%
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                    240,000       277,338
                                                 ------------


PIPELINES 0.6%
MarkWest Energy Partners,
  L.P./MarkWest Energy Finance
  Corp.
  6.875%, due 11/1/14                   145,000       148,625
  8.50%, due 7/15/16                     40,000        42,500
  8.75%, due 4/15/18                     70,000        76,825
Targa Resources Partners,
  L.P./Targa Resources Partners
  Finance Corp.
  8.25%, due 7/1/16                     130,000       137,800
  11.25%, due 7/15/17                   525,000       609,000
                                                 ------------
                                                    1,014,750
                                                 ------------

RETAIL 1.5%
CVS Caremark Corp.
  5.789%, due 1/10/26 (a)(g)             88,967        93,180
Ferrellgas L.P./Ferrellgas
  Finance Corp.
  9.125%, due 10/1/17                   725,000       801,125
Home Depot, Inc.
  5.40%, due 3/1/16                      60,000        68,824
Inergy L.P./Inergy Finance Corp.
  6.875%, due 12/15/14                  900,000       920,250
Neiman Marcus Group, Inc. (The)
  9.00%, due 10/15/15 (i)               758,028       792,139
TJX Cos., Inc.
  6.95%, due 4/15/19                     40,000        50,655
                                                 ------------
                                                    2,726,173
                                                 ------------

TELECOMMUNICATIONS 2.6%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                    285,000       237,975
AT&T, Inc.
  5.35%, due 9/1/40 (a)                 184,000       180,570
Cellco Partnership/Verizon
  Wireless Capital LLC
  7.375%, due 11/15/13                  100,000       118,330
Frontier Communications Corp.
  8.50%, due 4/15/20                  1,275,000     1,472,625
MetroPCS Wireless, Inc.
  7.875%, due 9/1/18                    450,000       482,625
  9.25%, due 11/1/14                    450,000       471,375
Sprint Capital Corp.
  6.90%, due 5/1/19                     750,000       766,875
Sprint Nextel Corp.
  8.375%, due 8/15/17                   205,000       226,012
Viasat, Inc.
  8.875%, due 9/15/16                   650,000       706,875
                                                 ------------
                                                    4,663,262
                                                 ------------

TEXTILES 0.1%
INVISTA
  9.25%, due 5/1/12 (a)                 171,000       173,779
                                                 ------------


TRANSPORTATION 0.7%
KAR Holdings, Inc.
  10.00%, due 5/1/15                      5,000         5,287
PHI, Inc.
  8.625%, due 10/15/18 (a)              820,000       826,150
RailAmerica, Inc.
  9.25%, due 7/1/17                     438,000       485,085
                                                 ------------
                                                    1,316,522
                                                 ------------
Total Corporate Bonds
  (Cost $82,584,261)                               89,794,779
                                                 ------------


FOREIGN BONDS 5.5%
-------------------------------------------------------------

COLOMBIA 0.1%
Republic of Colombia
  7.375%, due 3/18/19                   200,000       255,500
                                                 ------------


EL SALVADOR 0.3%
Republic of El Salvador
  7.65%, due 6/15/35                    200,000       227,250
  8.25%, due 4/10/32 (a)                200,000       237,250
                                                 ------------
                                                      464,500
                                                 ------------

GERMANY 0.8%
IKB Deutsche Industriebank A.G.
  4.50%, due 7/9/13                E  1,100,000     1,358,745
                                                 ------------


INDONESIA 0.2%
Republic of Indonesia
  5.875%, due 3/13/20 (a)          $    300,000       348,000
                                                 ------------


LIBERIA 0.4%
Royal Caribbean Cruises, Ltd.
  Series Reg S
  5.625%, due 1/27/14              E    525,000       730,695
                                                 ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                      PRINCIPAL
                                         AMOUNT         VALUE
FOREIGN BONDS (CONTINUED)
NETHERLANDS 0.3%
EN Germany Holdings B.V.
  10.75%, due 11/15/15             E    390,000  $    527,875
                                                 ------------


PHILIPPINES 0.2%
Republic of Philippines
  6.50%, due 1/20/20                    300,000       360,360
                                                 ------------


SOUTH AFRICA 0.2%
Republic of South Africa
  5.50%, due 3/9/20                $    300,000       339,750
                                                 ------------


UKRAINE 0.3%
Ukraine Government
  6.875%, due 3/4/11 (a)                175,000       175,787
  7.65%, due 6/11/13 (a)                400,000       413,500
                                                 ------------
                                                      589,287
                                                 ------------

UNITED KINGDOM 2.7%
X  EGG Banking PLC
  6.875%, due 12/29/21 (c)         L    650,000     1,001,604
  7.50%, due 5/29/49 (c)              1,050,000     1,611,679
HSH Nordbank A.G.
  4.375%, due 2/14/17 (c)          E    750,000       794,807
Northern Rock Asset Management
  PLC
  9.375%, due 10/17/21             L  1,000,000     1,442,116
                                                 ------------
                                                    4,850,206
                                                 ------------
Total Foreign Bonds
  (Cost $8,627,303)                                 9,824,918
                                                 ------------


LOAN ASSIGNMENTS & PARTICIPATIONS 7.2% (J)
-------------------------------------------------------------


AEROSPACE & DEFENSE 0.6%
Hawker Beechcraft Acquisition Co.
  LLC
  Term Loan
  2.264%, due 3/26/14              $  1,170,898  $    977,334
LC Facility Deposits
  2.289%, due 3/26/14                    70,002        58,430
                                                 ------------
                                                    1,035,764
                                                 ------------

AUTO MANUFACTURERS 0.9%
Federal-Mogul Corp.
  Term Loan B
  2.198%, due 12/29/14                1,054,040       934,473
  Term Loan C
  2.198%, due 12/28/15                  537,776       476,772
Ford Motor Co.
  Term Loan B1
  3.038%, due 12/16/13                  155,454       153,834
                                                 ------------
                                                    1,565,079
                                                 ------------

CHEMICALS 1.5%

CF Industries, Inc.
  Term Loan B1
  4.50%, due 4/6/15                     910,029       916,217
Lyondell Chemical Co.
  Exit Term Loan
  5.50%, due 4/8/16                     897,750       904,848
PQ Corp.
  Term Loan B
  3.529%, due 7/30/14                   994,911       949,891
                                                 ------------
                                                    2,770,956
                                                 ------------

COMMERCIAL SERVICES 0.6%
Quad/Graphics, Inc.
  Term Loan B
  5.50%, due 4/14/16                  1,147,125     1,140,414
                                                 ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 0.2%
JohnsonDiversey, Inc.
  Term Loan B
  5.50%, due 11/24/15                   281,980       284,095
                                                 ------------


ELECTRIC 0.2%
Calpine Corp.
  1st Priority Term Loan
  3.165%, due 3/29/14                   399,351       396,804
                                                 ------------


ENTERTAINMENT 1.2%
X  Harrah's Operating Co., Inc.
  Term Loan B1
  3.288%, due 1/28/15                 2,500,000     2,202,500
                                                 ------------


HEALTH CARE--SERVICES 0.1%
Community Health Systems, Inc.
  Term Loan
  2.549%, due 7/25/14                   179,104       175,497
                                                 ------------


MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 9/30/13 (d)(f)(g)           77,725           210
                                                 ------------


MEDIA 0.5%
Charter Communications Operating
  LLC
  Extended Term Loan
  3.54%, due 9/6/16                      87,471        85,769
Clear Channel Communication
  Term Loan B
  3.905%, due 1/28/16                 1,016,289       805,409
                                                 ------------
                                                      891,178
                                                 ------------



18    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT         VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
PACKAGING & CONTAINERS 0.3%
Reynolds Group Holdings, Inc.
  Incremental Term Loan
  6.25%, due 5/5/16                $    596,250  $    598,980
                                                 ------------


REAL ESTATE 0.5%
Realogy Corp.
  Letter of Credit
  0.106%, due 10/10/13                  106,843        96,616
  Term Loan
  3.257%, due 10/10/13                  783,828       708,805
                                                 ------------
                                                      805,421
                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Phillips-Van Heusen Corp.
  Tranche B
  4.75%, due 5/6/16                     851,678       858,326
                                                 ------------


UTILITIES 0.1%
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B3
  3.756%, due 10/10/14                   97,000        76,057
Term Loan B2
  3.923%, due 10/10/14                  223,100       174,827
                                                 ------------
                                                      250,884
                                                 ------------
Total Loan Assignments &
  Participations
  (Cost $12,927,699)                               12,976,108
                                                 ------------


MORTGAGE-BACKED SECURITIES 1.3%
-------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.3%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-J, Class 1A1
  3.256%, due 11/25/35 (k)              753,523       581,548
  Series 2005-5, Class A2
  5.001%, due 10/10/45                   33,247        33,339
Bayview Commercial Asset Trust
  Series 2006-4A, Class A1
  0.486%, due 12/25/36 (a)(f)            72,241        54,955
Deutsche ALT-A Securities, Inc.
  Alternate Loan Trust
  Series 2005-5, Class 1A3
  5.50%, due 11/25/35 (c)               692,545       682,039
LB-UBS Commercial Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                    41,935        42,012
WaMu Mortgage Pass Through
  Certificates
  Series 2006-AR14, Class 1A1
  5.501%, due 11/25/36 (k)              593,794       546,576
Wells Fargo Mortgage Backed
  Securities Trust
  Series 2006-AR10, Class 5A2
  5.428%, due 7/25/36 (k)               457,937       388,381
                                                 ------------
Total Mortgage-Backed Securities
  (Cost $2,334,755)                                 2,328,850
                                                 ------------


MUNICIPAL BONDS 0.1%
-------------------------------------------------------------

OHIO 0.1%
Buckeye, Ohio, Tobacco Settlement
  Financing Authority
  Series A-2
  5.75%, due 6/1/34                     250,000       199,370
                                                 ------------


WEST VIRGINIA 0.0%++
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                    100,000        78,407
                                                 ------------
Total Municipal Bonds
  (Cost $342,765)                                     277,777
                                                 ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 7.9%
-------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 0.7%
  4.625%, due 5/1/13                  1,135,000     1,230,635
                                                 ------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.0%++
  6.00%, due 8/15/32                          2             2
                                                 ------------


OVERSEAS PRIVATE INVESTMENT CORPORATION 0.7%
  5.142%, due 12/15/23                1,044,433     1,192,210
                                                 ------------


X  UNITED STATES TREASURY BONDS 4.3%
  3.50%, due 2/15/39                    570,000       521,906
  3.875%, due 8/15/40                 7,300,000     7,144,875
                                                 ------------
                                                    7,666,781
                                                 ------------

X  UNITED STATES TREASURY NOTES 2.2%
  2.375%, due 10/31/14                  150,000       159,012
  3.625%, due 2/15/20                 3,165,000     3,455,538
  4.75%, due 8/15/17                     80,000        94,881
  4.875%, due 8/15/16                   270,000       321,279
                                                 ------------
                                                    4,030,710
                                                 ------------
Total U.S. Government & Federal
  Agencies
  (Cost $13,833,114)                               14,120,338
                                                 ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                      PRINCIPAL
                                         AMOUNT         VALUE

YANKEE BONDS 11.6% (L)
-------------------------------------------------------------

BANKS 2.0%
Bangkok Bank PCL
  4.80%, due 10/18/20 (a)          $    250,000  $    247,190
Barclays Bank PLC
  8.55%, due 9/29/49 (a)(c)           1,250,000     1,270,312
Lloyds TSB Bank PLC
  4.375%, due 1/12/15 (a)               120,000       125,812
Mizuho Capital Investment, Ltd.
  14.95%, due 12/31/49 (a)(c)           540,000       693,036
Royal Bank of Scotland Group PLC
  6.40%, due 10/21/19                 1,050,000     1,145,335
Royal Bank of Scotland PLC (The)
  4.875%, due 8/25/14 (a)               125,000       133,786
                                                 ------------
                                                    3,615,471
                                                 ------------

BEVERAGES 0.0%++
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                    50,000        54,622
                                                 ------------


BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (a)(d)(f)         500,000            50
                                                 ------------


COMMERCIAL SERVICES 0.3%
Ashtead Holdings PLC
  8.625%, due 8/1/15 (a)                550,000       576,125
                                                 ------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
TNK-BP Finance S.A.
  7.875%, due 3/13/18 (a)               400,000       451,600
                                                 ------------


ELECTRIC 0.9%
Centrais Eletricas Brasileiras
  S.A.
  6.875%, due 7/30/19 (a)               400,000       476,000
Intergen N.V.
  9.00%, due 6/30/17 (a)                840,000       907,200
Majapahit Holding B.V.
  8.00%, due 8/7/19 (a)                 200,000       248,250
                                                 ------------
                                                    1,631,450
                                                 ------------

FOOD 0.0%++
Independencia International, Ltd.
  Series Reg S
  12.00%, due 12/30/16                   56,027         1,681
                                                 ------------


FOREST PRODUCTS & PAPER 0.4%
Norske Skogindustrier A.S.A.
  7.125%, due 10/15/33 (a)            1,000,000       655,000
                                                 ------------


GAS 0.2%
Grupo Petrotemex S.A. de C.V.
  9.50%, due 8/19/14 (a)                400,000       443,500
                                                 ------------


HOME BUILDERS 0.3%
Corporacion GEO SAB de C.V.
  8.875%, due 9/25/14 (a)               500,000       564,375
                                                 ------------

HOUSEHOLD PRODUCTS & WARES 0.4%
Reynolds Group Issuer,
  Inc./Reynolds Group Issuer
  LLC/Reynolds Group Issuer
  7.75%, due 10/15/16 (a)               750,000       795,000
                                                 ------------


INSURANCE 0.9%
ING Groep N.V.
  5.775%, due 12/29/49 (c)            1,000,000       922,500
Oil Insurance, Ltd.
  7.558%, due 12/29/49 (a)(c)           800,000       718,680
                                                 ------------
                                                    1,641,180
                                                 ------------

LEISURE TIME 0.1%
Willis Group Holdings, Ltd.
  (Trinity Acquisition, Ltd.)
  12.875%, due 12/31/16 (a)(f)(g)        85,000       119,945
                                                 ------------


MEDIA 0.1%
British Sky Broadcasting Group
  PLC
  9.50%, due 11/15/18 (a)               135,000       184,866
                                                 ------------


MINING 1.4%
FMG Finance Property, Ltd.
  10.00%, due 9/1/13 (a)                825,000     1,032,282
Novelis, Inc.
  7.25%, due 2/15/15                    625,000       644,531
Rio Tinto Finance USA, Ltd.
  9.00%, due 5/1/19                     610,000       858,870
                                                 ------------
                                                    2,535,683
                                                 ------------

MISCELLANEOUS--MANUFACTURING 0.5%
Bombardier, Inc.
  7.50%, due 3/15/18 (a)                260,000       284,050
  7.75%, due 3/15/20 (a)                520,000       577,200
Tyco Electronics Group S.A.
  6.00%, due 10/1/12                     75,000        81,218
                                                 ------------
                                                      942,468
                                                 ------------

OIL & GAS 0.7%
CITIC Resources Finance, Ltd.
  6.75%, due 5/15/14 (a)                200,000       210,750
Compton Petroleum Finance Corp.
  10.00%, due 9/15/17                   517,000       442,035


20    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT         VALUE
YANKEE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
Petroleum Co. of Trinidad &
  Tobago, Ltd.
  9.75%, due 8/14/19 (a)           $    425,000  $    529,762
                                                 ------------
                                                    1,182,547
                                                 ------------

OIL & GAS SERVICES 0.5%
Compagnie Generale de Geophysique
  7.50%, due 5/15/15                    800,000       826,000
                                                 ------------


PACKAGING & CONTAINERS 0.6%
Ardagh Packaging Finance PLC
  9.125%, due 10/15/20 (a)            1,000,000     1,060,000
                                                 ------------


TELECOMMUNICATIONS 0.9%
Intelsat Luxembourg S.A.
  11.25%, due 2/4/17                  1,000,000     1,071,250
Nordic Telephone Co.
  8.875%, due 5/1/16 (a)                400,000       424,000
Telecom Italia Capital S.A.
  6.20%, due 7/18/11                    140,000       144,983
                                                 ------------
                                                    1,640,233
                                                 ------------

TRANSPORTATION 1.1%
CHC Helicopter S.A.
  9.25%, due 10/15/20 (a)             1,350,000     1,410,750
Hapag-Lloyd A.G.
  9.75%, due 10/15/17 (a)               500,000       524,375
                                                 ------------
                                                    1,935,125
                                                 ------------
Total Yankee Bonds
  (Cost $19,944,748)                               20,856,921
                                                 ------------
Total Long-Term Bonds
  (Cost $155,758,605)                             165,913,145
                                                 ------------



                                         SHARES
COMMON STOCKS 1.0%
-------------------------------------------------------------

BANKS 0.9%
X  CIT Group, Inc. (h)                   19,549       847,058
Citigroup, Inc. (h)                     170,000       708,900
                                                 ------------
                                                    1,555,958
                                                 ------------

BUILDING MATERIALS 0.1%
Nortek, Inc. (h)                            275        11,462
U.S. Concrete, Inc. (f)(h)               24,068       200,487
                                                 ------------
                                                      211,949
                                                 ------------

COMMERCIAL SERVICES 0.0%++
Quad/Graphics, Inc. (h)                      20           894
                                                 ------------


MACHINERY 0.0%++
BHM Technologies Holdings, Inc.
  (f)(g)(h)                               7,233  $         72
                                                 ------------


MEDIA 0.0%++
Adelphia Contingent Value Vehicle
  (f)(g)(h)                             100,330         1,003
                                                 ------------
Total Common Stocks
  (Cost $1,374,797)                                 1,769,876
                                                 ------------


CONVERTIBLE PREFERRED STOCKS 1.7%
-------------------------------------------------------------

AUTO MANUFACTURERS 0.9%
X  Ford Motor Co. Capital Trust
  II
  6.50%                                  33,800     1,679,860
                                                 ------------


BANKS 0.2%
Bank of America Corp.
  7.25% Series L                             81        76,707
Citigroup, Inc.
  7.50%                                     800        98,832
Wells Fargo & Co.
  7.50% Series L                            100       100,000
                                                 ------------
                                                      275,539
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES 0.5%
SG Preferred Capital II LLC
  (a)(c)
  6.30%                                   1,000       968,750
                                                 ------------


INSURANCE 0.0%++
Hartford Financial Services
  Group, Inc.
  7.25%                                   2,400        58,920
                                                 ------------


LEISURE TIME 0.0%++
Callaway Golf Co.
  7.50%                                     200        23,398
                                                 ------------


TELECOMMUNICATIONS 0.1%
Crown Castle International Corp.
  6.25%                                   1,300        78,169
                                                 ------------
Total Convertible Preferred
  Stocks
  (Cost $2,836,614)                                 3,084,636
                                                 ------------


PREFERRED STOCK 0.0%++
-------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings, Inc.
  10.00% (d)(f)(g)(h)                        87             1
                                                 ------------
Total Preferred Stock
  (Cost $0)                                                 1
                                                 ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                      NUMBER OF
                                       WARRANTS         VALUE
WARRANTS 0.0%++
-------------------------------------------------------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 12/12/39 (f)(g)(h)                 11  $       0 (m)
Total Warrants
  (Cost $34)                                             0 (m)


                                      PRINCIPAL
                                         AMOUNT
SHORT-TERM INVESTMENT 3.6%
-------------------------------------------------------------

REPURCHASE AGREEMENT 3.6%
State Street Bank and Trust Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity $6,380,924
  (Collateralized by a United
  States Treasury Note with a
  rate of 2.125% and a maturity
  date of 5/31/15, with a
  Principal Amount of $6,180,000
  and a Market Value of
  $6,512,484)                      $  6,380,919     6,380,919
                                                 ------------
Total Short-Term Investment
  (Cost $6,380,919)                                 6,380,919
                                                 ------------
Total Investments
  (Cost $166,350,969) (p)                  98.8%  177,148,577
Other Assets, Less Liabilities              1.2     2,067,617
                                   ------------  ------------

Net Assets                                100.0% $179,216,194
                                   ============  ============





                              CONTRACTS        UNREALIZED
                                  SHORT  DEPRECIATION (N)
FUTURES CONTRACTS (0.2%)
---------------------------------------------------------

United States Treasury Note
  December 2010 (5 Year) (o)       (160)        $(332,900)
                                                ---------
Total Futures Contracts
  (Settlement Value
  $19,452,500)                                  $(332,900)
                                                =========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at October 31,
     2010 is $113,055, which represents 0.1%
     of the Fund's net assets.
(c)  Floating rate--Rate shown is the rate in
     effect at October 31, 2010.
(d)  Issue in default.
(e)  Restricted security.
(f)  Illiquid security.  The total market
     value of these securities at October 31,
     2010 is $495,554, which represents 0.3%
     of the Fund's net assets.
(g)  Fair valued security. The total market
     value of these securities at October 31,
     2010 is $264,070, which represents 0.1%
     of the Fund's net assets.
(h)  Non-income producing security.
(i)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(j)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London InterBank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at October 31,
     2010. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(k)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the
     rate in effect at October 31, 2010.
(l)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(m)  Less than one dollar.
(n)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2010.
(o)  At October 31, 2010, cash in the amount
     of $128,000 is on deposit with broker for
     futures transactions.
(p)  At October 31, 2010, cost is $166,479,749
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $13,052,687
Gross unrealized depreciation       (2,383,859)
                                   -----------
Net unrealized appreciation        $10,668,828
                                   ===========



The following abbreviations are used in the above portfolio:

L--British Pound Sterling

E--Euro


22    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                           $       --  $ 11,635,858      $     --  $ 11,635,858
  Convertible Bonds (b)                                     --     4,097,546            50     4,097,596
  Corporate Bonds (c)                                       --    89,651,990       142,789    89,794,779
  Foreign Bonds                                             --     9,824,918            --     9,824,918
  Loan Assignments & Participations (d)                     --    12,975,898           210    12,976,108
  Mortgage-Backed Securities                                --     2,328,850            --     2,328,850
  Municipal Bonds                                           --       277,777            --       277,777
  U.S. Government & Federal Agencies                        --    14,120,338            --    14,120,338
  Yankee Bonds (e)                                          --    20,736,976       119,945    20,856,921
                                                    ----------  ------------      --------  ------------
Total Long-Term Bonds                                       --   165,650,151       262,994   165,913,145
                                                    ----------  ------------      --------  ------------
Common Stocks (f)                                    1,768,801            --         1,075     1,769,876
Convertible Preferred Stocks                         3,084,636            --            --     3,084,636
Preferred Stock (g)                                         --            --             1             1
Warrants (h)                                                --            --            -- (h)        -- (h)
Short-Term Investment
  Repurchase Agreement                                      --     6,380,919            --     6,380,919
                                                    ----------  ------------      --------  ------------
Total Investments in Securities                      4,853,437   172,031,070       264,070   177,148,577
                                                    ----------  ------------      --------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (i)                    --        27,531            --        27,531
                                                    ----------  ------------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                             $4,853,437  $172,058,601      $264,070  $177,176,108
                                                    ==========  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c) The level 3 securities valued at $260, $8,320, $40,192, $837 and $93,180 are held in Commercial Services, Commercial Services, Entertainment, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d) The level 3 security valued at $210 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of investments.

(e) The level 3 security valued at $119,945 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.

(f) The level 3 securities valued at $72 and $1,003 are held in Machinery and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(g) The level 3 security valued at $1 is held in Machinery within the Preferred Stock section of the Portfolio of Investments.

(h) The level 3 security valued at less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(i) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)

LIABILITY VALUATION INPUTS

                                                           QUOTED
                                                        PRICES IN
                                                           ACTIVE  SIGNIFICANT
                                                      MARKETS FOR        OTHER   SIGNIFICANT
                                                        IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                           ASSETS       INPUTS        INPUTS
 DESCRIPTION                                            (LEVEL 1)    (LEVEL 2)     (LEVEL 3)      TOTAL
Other Financial Instruments
  Futures Contracts (a)                                 $(332,900)   $      --    $       --  $(332,900)
  Foreign Currency Forward Contracts (b)                       --     (148,152)           --   (148,152)
                                                        ---------    ---------    ----------  ---------
Total Other Financial Instruments                       $(332,900)   $(148,152)          $--  $(481,052)
                                                        =========    =========    ==========  =========




(a) The value listed for these securities represents unrealized depreciation as shown on the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                                   BALANCE                                CHANGE IN
                                     AS OF      ACCRUED   REALIZED       UNREALIZED                           TRANSFERS   TRANSFERS
                               OCTOBER 31,    DISCOUNTS       GAIN     APPRECIATION                               IN TO      OUT OF
 INVESTMENTS IN  SECURITIES           2009   (PREMIUMS)     (LOSS)   (DEPRECIATION)   PURCHASES       SALES     LEVEL 3     LEVEL 3
Long-Term Bonds
  Convertible Bonds Internet      $     50     $     --   $     --         $     --     $    --   $      --       $  --       $  --
  Corporate Bonds
     Commercial Services             8,580           --         --               --          --          --          --          --
     Entertainment                  39,498        1,258      1,293            6,557          --      (8,414)         --          --
     Media                           9,455           --    (17,913)          19,030      92,347    (102,082)         --          --
     Retail                         89,558         (138)      (104)           7,523          --      (3,659)         --          --
  Loan Assignments &
     Participations
     Machinery                      32,610      (25,488)   (56,616)          85,409       2,442     (38,147)         --          --
  Mortgage-Backed Securities
     Commercial
     Mortgage Loans
     (Collateralized
     Mortgage Obligations)          36,800           --      8,125           (3,200)         --     (41,725)         --          --
Yankee Bonds
  Leisure Time                     114,696           --         --            5,249          --          --          --          --
Common Stocks
  Machinery                             73           --         --               (1)         --          --          --          --
  Media                              1,003           --         --               --          --          --          --          --
Preferred Stock
  Machinery                              1           --         --               --          --          --          --          --
Warrant
  Media                                 --           --         --              (34)         34          --          --          --
                                  --------     --------   --------         --------     -------   ---------       -----       -----
Total                             $332,324     $(24,368)  $(65,215)        $120,533     $94,823   $(194,027)        $--         $--
                                  ========     ========   ========         ========     =======   =========       =====       =====

                                                  CHANGE IN
                                                 UNREALIZED
                                               APPRECIATION
                                             (DEPRECIATION)
                                                       FROM
                                   BALANCE      INVESTMENTS
                                     AS OF    STILL HELD AT
                               OCTOBER 31,      OCTOBER 31,
 INVESTMENTS IN  SECURITIES           2010         2010 (A)
Long-Term Bonds
  Convertible Bonds Internet      $     50         $     --
  Corporate Bonds
     Commercial Services             8,580               --
     Entertainment                  40,192            4,483
     Media                             837          (60,810)
     Retail                         93,180            7,299
  Loan Assignments &
     Participations
     Machinery                         210            2,750
  Mortgage-Backed Securities
     Commercial
     Mortgage Loans
     (Collateralized
     Mortgage Obligations)              --               --
Yankee Bonds
  Leisure Time                     119,945            5,249
Common Stocks
  Machinery                             72               (1)
  Media                              1,003               --
Preferred Stock
  Machinery                              1               --
Warrant
  Media                                 -- (b)          (34)
                                  --------         --------
Total                             $264,070         $(41,064)
                                  ========         ========




(a) Included in "change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.
(b) Less than one dollar.


24    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $166,350,969)      $177,148,577
Cash denominated in foreign
  currencies (identified cost
  $308,099)                                311,609
Cash collateral on deposit at broker       128,000
Receivables:
  Dividends and interest                 2,878,597
  Fund shares sold                         764,219
  Investment securities sold                27,534
Other assets                                40,673
Unrealized appreciation on foreign
  currency forward contracts                27,531
                                      ------------
     Total assets                      181,326,740
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Fund shares redeemed                     823,126
  Investment securities purchased          564,909
  Manager (See Note 3)                      94,280
  NYLIFE Distributors (See Note 3)          66,051
  Transfer agent (See Note 3)               51,428
  Variation margin on futures
     contracts                              43,750
  Shareholder communication                 35,680
  Custodian                                 22,873
  Professional fees                         16,807
  Trustees                                     432
Accrued expenses                             2,081
Dividend payable                           240,977
Unrealized depreciation on foreign
  currency forward contracts               148,152
                                      ------------
     Total liabilities                   2,110,546
                                      ------------
Net assets                            $179,216,194
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $    197,846
Additional paid-in capital             175,914,848
                                      ------------
                                       176,112,694
Undistributed net investment income        517,070
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions     (7,777,306)
Net unrealized appreciation on
  investments and futures contracts     10,464,708
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               (100,972)
                                      ------------
Net assets                            $179,216,194
                                      ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 16,653,776
                                      ============
Shares of beneficial interest
  outstanding                            1,826,541
                                      ============
Net asset value per share
  outstanding                         $       9.12
Maximum sales charge (4.50% of
  offering price)                             0.43
                                      ------------
Maximum offering price per share
  outstanding                         $       9.55
                                      ============
CLASS A
Net assets applicable to outstanding
  shares                              $109,693,651
                                      ============
Shares of beneficial interest
  outstanding                           12,104,390
                                      ============
Net asset value per share
  outstanding                         $       9.06
Maximum sales charge (4.50% of
  offering price)                             0.43
                                      ------------
Maximum offering price per share
  outstanding                         $       9.49
                                      ============
CLASS B
Net assets applicable to outstanding
  shares                              $ 19,352,079
                                      ============
Shares of beneficial interest
  outstanding                            2,142,691
                                      ============
Net asset value and offering price
  per share outstanding               $       9.03
                                      ============
CLASS C
Net assets applicable to outstanding
  shares                              $ 28,333,840
                                      ============
Shares of beneficial interest
  outstanding                            3,139,341
                                      ============
Net asset value and offering price
  per share outstanding               $       9.03
                                      ============
CLASS I
Net assets applicable to outstanding
  shares                              $  5,182,848
                                      ============
Shares of beneficial interest
  outstanding                              571,602
                                      ============
Net asset value and offering price
  per share outstanding               $       9.07
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest                            $ 9,774,530
  Dividends                               273,018
                                      -----------
     Total income                      10,047,548
                                      -----------
EXPENSES
  Manager (See Note 3)                    859,164
  Distribution/Service--Investor
     Class (See Note 3)                    34,631
  Distribution/Service--Class A (See
     Note 3)                              204,365
  Distribution/Service--Class B (See
     Note 3)                              190,600
  Distribution/Service--Class C (See
     Note 3)                              196,023
  Transfer agent (See Note 3)             272,522
  Registration                             77,926
  Custodian                                72,209
  Shareholder communication                71,335
  Professional fees                        68,275
  Trustees                                  4,884
  Miscellaneous                            10,511
                                      -----------
     Total expenses before
       waiver/reimbursement             2,062,445
  Expense waiver/reimbursement from
     Manager (See Note 3)                 (51,293)
                                      -----------
     Net expenses                       2,011,152
                                      -----------
Net investment income                   8,036,396
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
-------------------------------------------------
Net realized gain (loss) on:
  Security transactions                 4,117,582
  Futures transactions                   (383,275)
  Foreign currency transactions          (896,908)
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 2,837,399
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                           7,435,566
  Futures contracts                      (302,849)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                     34,434
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, futures contracts and
  foreign currency transactions         7,167,151
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    10,004,550
                                      -----------
Net increase in net assets resulting
  from operations                     $18,040,946
                                      ===========





26    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $  8,036,396  $  4,554,110
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions          2,837,399    (2,132,330)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency transactions          7,167,151    19,901,354
                              --------------------------
 Net increase in net assets
  resulting from operations     18,040,946    22,323,134
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                (793,388)     (867,386)
    Class A                     (4,998,542)   (3,983,006)
    Class B                       (950,261)   (1,390,031)
    Class C                     (1,018,364)     (732,786)
    Class I                       (158,029)      (23,636)
                              --------------------------
                                (7,918,584)   (6,996,845)
                              --------------------------
 Return of capital:
    Investor Class                      --       (49,062)
    Class A                             --      (225,290)
    Class B                             --       (78,624)
    Class C                             --       (41,448)
    Class I                             --        (1,337)
                              --------------------------
                                        --      (395,761)
                              --------------------------
 Total dividends to
  shareholders                  (7,918,584)   (7,392,606)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        86,351,173    20,813,801
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      5,927,118     5,602,002
 Cost of shares redeemed       (28,383,232)  (19,740,811)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         63,895,059     6,674,992
                              --------------------------
    Net increase in net
     assets                     74,017,421    21,605,520
NET ASSETS
--------------------------------------------------------
Beginning of year              105,198,773    83,593,253
                              --------------------------
End of year                   $179,216,194  $105,198,773
                              ==========================
Undistributed (distributions
 in excess of) net
 investment income at end
 of year                      $    517,070  $    (89,904)
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR CLASS
                                     ------------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                                                      THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $  8.47        $  7.20           $  8.86
                                     -------        -------           -------
Net investment income (a)               0.52           0.40              0.29
Net realized and unrealized gain
  (loss) on investments                 0.68           1.50             (1.77)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                         (0.05)          0.02              0.11
                                     -------        -------           -------
Total from investment operations        1.15           1.92             (1.37)
                                     -------        -------           -------
Less dividends:
  From net investment income           (0.50)         (0.62)            (0.29)
  Return of capital                       --          (0.03)               --
                                     -------        -------           -------
Total dividends                        (0.50)         (0.65)            (0.29)
                                     -------        -------           -------
Net asset value at end of period     $  9.12        $  8.47           $  7.20
                                     =======        =======           =======
Total investment return (b)            13.97%         28.35%           (15.88%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 5.93%          5.26%             5.07% ++
  Net expenses                          1.41%          1.42%             1.40% ++
  Expenses (before
     waiver/reimbursement)              1.45%          1.70%             1.51% ++
Portfolio turnover rate                   80%           154%(d)            81% (d)
Net assets at end of period (in
  000's)                             $16,654        $12,200           $ 9,990




                                                                      CLASS B
                                     -------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                       2010           2009           2008           2007           2006
Net asset value at beginning of
  period                             $  8.39        $  7.14        $  8.99        $  8.89        $  8.78
                                     -------        -------        -------        -------        -------
Net investment income (a)               0.45           0.34           0.37           0.38           0.34
Net realized and unrealized gain
  (loss) on investments                 0.68           1.48          (1.95)          0.20           0.18
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                         (0.05)          0.02           0.12          (0.04)         (0.01)
                                     -------        -------        -------        -------        -------
Total from investment operations        1.08           1.84          (1.46)          0.54           0.51
                                     -------        -------        -------        -------        -------
Less dividends:
  From net investment income           (0.44)         (0.56)         (0.39)         (0.44)         (0.40)
  Return of capital                       --          (0.03)            --             --             --
                                     -------        -------        -------        -------        -------
Total dividends                        (0.44)         (0.59)         (0.39)         (0.44)         (0.40)
                                     -------        -------        -------        -------        -------
Net asset value at end of period     $  9.03        $  8.39        $  7.14        $  8.99        $  8.89
                                     =======        =======        =======        =======        =======
Total investment return (b)            13.13%         27.35%        (16.88%)         6.23%          6.01%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 5.15%          4.54%          4.32%          4.26%          3.85%
  Net expenses                          2.16%          2.17%          2.11%          2.05%          2.05%
  Expenses (before
     waiver/reimbursement)              2.20%          2.46%          2.20%          2.13%          2.21%
Portfolio turnover rate                   80%           154%(d)         81% (d)        64%            87%(d)
Net assets at end of period (in
  000's)                             $19,352        $19,176        $18,567        $28,069        $34,148



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total investment return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 117%,
     72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.





28    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                            CLASS A
      ----------------------------------------------------------------------------------



                                    YEAR ENDED OCTOBER 31,
        2010              2009             2008             2007             2006

      $   8.42          $  7.16          $  9.02          $  8.91          $  8.81
      --------          -------          -------          -------          -------
          0.54             0.41             0.44             0.45             0.40
          0.67             1.49            (1.96)            0.21             0.18

         (0.05)            0.02             0.12            (0.04)           (0.01)
      --------          -------          -------          -------          -------
          1.16             1.92            (1.40)            0.62             0.57
      --------          -------          -------          -------          -------


         (0.52)           (0.62)           (0.46)           (0.51)           (0.47)
            --            (0.04)              --               --               --
      --------          -------          -------          -------          -------
         (0.52)           (0.66)           (0.46)           (0.51)           (0.47)
      --------          -------          -------          -------          -------
      $   9.06          $  8.42          $  7.16          $  9.02          $  8.91
      ========          =======          =======          =======          =======
         14.19%           28.56%          (16.27%)           7.14%            6.67%

          6.19%            5.41%            5.13%            5.01%            4.60%
          1.18%            1.27%            1.30%            1.30%            1.30%
          1.21%            1.37%            1.34%            1.39%            1.46%
            80%             154%(d)           81% (d)          64%              87%(d)
      $109,694          $60,555          $45,293          $68,637          $65,566



                                           CLASS C
      ---------------------------------------------------------------------------------
                                   YEAR ENDED OCTOBER 31,
        2010             2009             2008             2007             2006

      $  8.39          $  7.14          $  8.99          $  8.89          $  8.78
      -------          -------          -------          -------          -------
         0.46             0.34             0.37             0.38             0.34
         0.67             1.48            (1.95)            0.20             0.18

        (0.05)            0.02             0.12            (0.04)           (0.01)
      -------          -------          -------          -------          -------
         1.08             1.84            (1.46)            0.54             0.51
      -------          -------          -------          -------          -------

        (0.44)           (0.56)           (0.39)           (0.44)           (0.40)
           --            (0.03)              --               --               --
      -------          -------          -------          -------          -------
        (0.44)           (0.59)           (0.39)           (0.44)           (0.40)
      -------          -------          -------          -------          -------
      $  9.03          $  8.39          $  7.14          $  8.99          $  8.89
      =======          =======          =======          =======          =======
        13.14%           27.36%          (16.88%)           6.23%            6.01%

         5.23%            4.50%            4.32%            4.26%            3.85%
         2.16%            2.17%            2.11%            2.05%            2.05%
         2.20%            2.45%            2.20%            2.13%            2.21%
           80%             154%(d)           81% (d)          64%              87%(d)
      $28,334          $12,948          $ 9,484          $12,081          $12,355




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                    CLASS I
                                     ---------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                      2010          2009           2008          2007          2006
Net asset value at beginning of
  period                             $ 8.42        $ 7.17        $  9.02        $ 8.91        $ 8.81
                                     ------        ------        -------        ------        ------
Net investment income (a)              0.58          0.43           0.47          0.48          0.43
Net realized and unrealized gain
  (loss) on investments                0.66          1.48          (1.94)         0.21          0.18
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                        (0.05)         0.02           0.11         (0.04)        (0.01)
                                     ------        ------        -------        ------        ------
Total from investment operations       1.19          1.93          (1.36)         0.65          0.60
                                     ------        ------        -------        ------        ------
Less dividends:
  From net investment income          (0.54)        (0.64)         (0.49)        (0.54)        (0.50)
  Return of capital                      --         (0.04)            --            --            --
                                     ------        ------        -------        ------        ------
Total dividends                       (0.54)        (0.68)         (0.49)        (0.54)        (0.50)
                                     ------        ------        -------        ------        ------
Net asset value at end of period     $ 9.07        $ 8.42        $  7.17        $ 9.02        $ 8.91
                                     ======        ======        =======        ======        ======
Total investment return (b)           14.59%        28.78%        (15.86%)        7.50%         7.09%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                6.57%         5.75%          5.49%         5.37%         4.94%
  Net expenses                         0.92%         0.95%          0.96%         0.96%         0.96%
  Expenses (before
     waiver/reimbursement)             0.95%         1.12%          1.03%         1.04%         1.12%
Portfolio turnover rate                  80%          154%(c)         81% (c)       64%           87% (c)
Net assets at end of period (in
  000's)                             $5,183        $  319        $   259        $  262        $  199



(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 117%,
     72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.





30    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

At a meeting of the Board of Trustees ("Board") of the Trust on December 14, 2010, the Board approved a change to the name of the Fund, and modifications to its investment objective and principal investment strategies. Accordingly, effective February 28, 2011, the Fund's name will be changed to MainStay Flexible Bond Opportunities Fund. In addition, effective that same day, the Fund's investment objective will be revised to seek to provide current income and total return by investing primarily in domestic and foreign debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments

                                                   mainstayinvestments.com    31
in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund held securities with a value of $264,070 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2010, foreign equity securities held by the Fund were not fair valued.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above. The roll forward activity of Level 3 fair value measurements is included at the end of the Fund's Portfolio of Investments.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.


32    MainStay Diversified Income Fund

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Purchased and Written Options. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference

                                                   mainstayinvestments.com    33
between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the year ended October 31, 2010.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund. At October 31, the Fund had open futures contracts.

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2010, the Fund did not hold unfunded commitments.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may

34    MainStay Diversified Income Fund
prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(O) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(P) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(Q) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this

                                                   mainstayinvestments.com    35
would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2010:

ASSET DERIVATIVES

                                     STATEMENT OF      FOREIGN                  INTEREST
                                       ASSETS AND     EXCHANGE       EQUITY         RATE
                                      LIABILITIES    CONTRACTS    CONTRACTS    CONTRACTS
                                         LOCATION         RISK         RISK         RISK     TOTAL
Warrants                           Investments in
                             securities, at value      $    --       $0 (a)     $     --    $    0 (a)
Forward Contracts                      Unrealized
                                  appreciation on
                                          foreign
                                 currency forward
                                        contracts       27,531           --           --     27,531
                                                     ----------------------------------------------
Total Fair Value                                       $27,531       $0 (a)          $--    $27,531
                                                     ==============================================



LIABILITY DERIVATIVES

                                    STATEMENT OF      FOREIGN                  INTEREST
                                      ASSETS AND     EXCHANGE       EQUITY         RATE
                                     LIABILITIES    CONTRACTS    CONTRACTS    CONTRACTS
                                        LOCATION         RISK         RISK         RISK       TOTAL
Futures Contracts (b)                        Net
                              Assets--Unrealized
                                 depreciation on
                                 investments and
                               futures contracts    $      --     $     --    $(332,900)   $(332,900)
Forward Contracts                     Unrealized
                                 depreciation on
                                         foreign
                                currency forward
                                       contracts     (148,152)          --           --     (148,152)
                                                    ------------------------------------------------
Total Fair Value                                    $(148,152)         $--    $(332,900)   $(481,052)
                                                    ================================================




(a) Less than one dollar.

(b) Includes cumulative depreciation of futures contracts as reported in Portfolio of Investments. Only current day's variation margin in reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                                     FOREIGN                  INTEREST
                                  STATEMENTS OF     EXCHANGE       EQUITY         RATE
                                     OPERATIONS    CONTRACTS    CONTRACTS    CONTRACTS
                                       LOCATION         RISK         RISK         RISK         TOTAL
Warrants                      Net realized gain
                             (loss) on security
                                   transactions    $      --     $(18,819)   $      --    $   (18,819)
Futures Contracts             Net realized gain
                              (loss) on futures
                                      contracts           --           --     (383,275)      (383,275)
Forward Contracts             Net realized gain
                              (loss) on foreign
                                       currency
                                  transactions:     (819,131)          --           --       (819,131)
                                                   --------------------------------------------------
Total Realized Gain
  (Loss)                                           $(819,131)    $(18,819)   $(383,275)   $(1,221,225)
                                                   ==================================================





36    MainStay Diversified Income Fund

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                      FOREIGN                  INTEREST
                                   STATEMENTS OF     EXCHANGE       EQUITY         RATE
                                      OPERATIONS    CONTRACTS    CONTRACTS    CONTRACTS
                                        LOCATION         RISK         RISK         RISK       TOTAL
Warrants                           Net change in
                                      unrealized
                                    appreciation
                               (depreciation) on
                                        security
                                    transactions      $    --      $18,976    $      --    $  18,976
Futures contracts                  Net change in
                                      unrealized
                                    appreciation
                               (depreciation) on
                               futures contracts           --           --     (302,849)    (302,849)
Forward Contracts                  Net change in
                                      unrealized
                                    appreciation
                               (depreciation) on
                            translation of other
                                      assets and
                                  liabilities in
                              foreign currencies
                            and foreign currency
                               forward contracts       28,973           --           --       28,973
                                                    ------------------------------------------------
Total Change in Unrealized
  Appreciation
  (Depreciation)                                      $28,973      $18,976    $(302,849)   $(254,900)
                                                    ================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                     FOREIGN                  INTEREST
                                                    EXCHANGE       EQUITY         RATE
                                                   CONTRACTS    CONTRACTS    CONTRACTS
                                                        RISK         RISK         RISK          TOTAL
Warrants (2)                                              --        8,700           --           8,700
Futures Contracts Long (2)                                --           22           --              22
Futures Contracts Short (2)                               --         (101)          --            (101)
Forward Contracts Long (3)                      $  4,908,339           --           --    $  4,908,339
Forward Contracts Short (3)                     $(13,907,145)          --           --    $(13,907,145)
                                                ======================================================



(1) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% up to $500 million, 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.63% for the year ended October 31, 2010, inclusive of the effective fund accounting services fee rate of 0.03% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement. For the period August 1, 2009 to July 31, 2010, New York Life Investments agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares did not exceed 1.19% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other classes of the Fund.

Effective August 1, 2010, New York Life Investments agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares do not exceed 1.16% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory

                                                   mainstayinvestments.com    37
agreements. Based on its review, the Board may agree to maintain or terminate the agreement. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

At the December 15, 2010, Board of Trustees meeting, the Board approved an extension of the current written expense limitation agreement through February 28, 2012.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $859,164 and waived/reimbursed its fees in the amount of $51,293.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $13,485 and $92,726 respectively for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,899 $15,618 and $3,890, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $46,948
----------------------------------------------
Class A                                 90,981
----------------------------------------------
Class B                                 65,119
----------------------------------------------
Class C                                 66,827
----------------------------------------------
Class I                                  2,647
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $10,623,545    9.7%
-----------------------------------------------------
Class C                                    135  0.0++
-----------------------------------------------------
Class I                                  1,475  0.0++
-----------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $4,772.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

                   ACCUMULATED
  UNDISTRIBUTED        CAPITAL          OTHER        UNREALIZED          TOTAL
 NET INVESTMENT      AND OTHER      TEMPORARY      APPRECIATION    ACCUMULATED
         INCOME    GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
       $739,665    $(7,975,565)     $(240,977)      $10,580,377     $3,103,500
------------------------------------------------------------ -----------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to mark to market on foreign currency forward and futures contracts, partnership basis adjustments, and wash sales deferrals.

The other temporary differences are primarily due to distributions payable.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2010 are not affected.


38    MainStay Diversified Income Fund

                      ACCUMULATED
  UNDISTRIBUTED      NET REALIZED
 NET INVESTMENT    GAIN (LOSS) ON          ADDITIONAL
  INCOME (LOSS)       INVESTMENTS    PAID-IN CAPITAL
   $489,162          $(479,045)          $(10,117)
---------------------------------------- ------------



The reclassifications for the Fund are primarily due to foreign currency gain/(loss), consent fee reclasses, modifications on debt instruments, and partnership adjustments.

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $7,975,565 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2014               1,279
           2016               4,026
           2017               2,671
---------------------------------- -----
          Total              $7,976
---------------------------------- -----



The Fund had $1,855,580 of capital loss carryforwards that expired during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010        2009
Distributions paid from:
  Ordinary Income              $7,918,584  $6,996,845
  Return of Capital                    --     395,761
-----------------------------------------------------
Total                          $7,918,584  $7,392,606
-----------------------------------------------------



NOTE 5-FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS

As of October 31, 2010, the Fund held the following foreign currency forward contracts:

                                                                    CONTRACT         CONTRACT         UNREALIZED
                                                                      AMOUNT           AMOUNT      APPRECIATION/
                                             COUNTERPARTY               SOLD        PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 11/29/10                   JPMorgan Chase Bank     EUR  3,700,000    USD 5,175,560        USD  27,531
----------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 11/29/10                   JPMorgan Chase Bank     GBP  3,600,000        5,731,200            (36,129)
----------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 11/29/10                   JPMorgan Chase Bank    JPY 600,000,000        7,345,739           (112,023)
----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward contracts                                                                 USD(120,621)
----------------------------------------------------------------------------------------------------------------



As of October 31, 2010, the Fund held the following foreign currencies:

                                                         CURRENCY            COST          VALUE
Brazilian Real                                       BRL   63,452      USD 34,682      USD 37,318
-------------------------------------------------------------------------------------------------
Euro                                                   EUR 49,500          69,276          68,894
-------------------------------------------------------------------------------------------------
Pound Sterling                                         GBP128,185         204,141         205,397
-------------------------------------------------------------------------------------------------
Total                                                                USD  308,099    USD  311,609
-------------------------------------------------------------------------------------------------



NOTE 6-RESTRICTED SECURITY

As of October 31, 2010, the Fund held the following restricted security:

                                              DATE OF    PRINCIPAL              10/31/10    PERCENTAGE OF
 SECURITY                                 ACQUISITION       AMOUNT      COST       VALUE       NET ASSETS
At Home Corp. Convertible Bond 4.75%,
  due 12/31/49                                7/25/01     $504,238    $8,348         $50              0.0%++
---------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.


                                                   mainstayinvestments.com    39

NOTE 7-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 9-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of U.S. Government securities were $18,897 and $11,533, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $146,153 and $89,878, respectively.

NOTE 10-CAPITAL SHARE TRANSACTIONS



 INVESTOR CLASS                          SHARES        AMOUNT
Year ended October 31, 2010:
Shares sold                             573,513  $  5,068,751
Shares issued to shareholders in
  reinvestment of dividends              84,589       745,421
Shares redeemed                        (276,444)   (2,433,704)
                                     ------------------------
Net increase (decrease) in shares
  outstanding before conversion         381,658     3,380,468
Shares converted into Investor
  Class (See Note 1)                    176,163     1,549,701
Shares converted from Investor
  Class (See Note 1)                   (172,275)   (1,517,207)
                                     ------------------------
Net increase (decrease)                 385,546  $  3,412,962
                                     ========================
Year ended October 31, 2009:
Shares sold                             217,043  $  1,665,811
Shares issued to shareholders in
  reinvestment of dividends             114,218       842,674
Shares redeemed                        (299,081)   (2,248,741)
                                     ------------------------
Net increase (decrease) in shares
  outstanding before conversion          32,180       259,744
Shares converted into Investor
  Class (See Note 1)                    146,213     1,089,759
Shares converted from Investor
  Class (See Note 1)                   (124,403)     (991,395)
                                     ------------------------
Net increase (decrease)                  53,990  $    358,108
                                     ========================


 CLASS A                                 SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                           6,310,390  $ 55,286,644

Shares issued to shareholders in
  reinvestment of dividends             427,077     3,744,833

Shares redeemed                      (2,116,373)  (18,539,960)
                                     ------------------------


Net increase (decrease) in shares
  outstanding before conversion       4,621,094    40,491,517

Shares converted into Class A (See
  Note 1)                               448,506     3,925,520

Shares converted from Class A (See
  Note 1)                               (54,262)     (484,933)

Shares converted from Class A (a)      (104,753)     (900,875)
                                     ------------------------


Net increase (decrease)               4,910,585  $ 43,031,229
                                     ========================


Year ended October 31, 2009:

Shares sold                           1,465,154  $ 11,304,022

Shares issued to shareholders in
  reinvestment of dividends             430,086     3,162,284

Shares redeemed                      (1,231,063)   (9,142,296)
                                     ------------------------


Net increase (decrease) in shares
  outstanding before conversion         664,177     5,324,010

Shares converted into Class A (See
  Note 1)                               276,610     2,159,198

Shares converted from Class A (See
  Note 1)                               (69,482)     (512,125)
                                     ------------------------


Net increase (decrease)                 871,305  $  6,971,083
                                     ========================





40    MainStay Diversified Income Fund

 CLASS B                                 SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                             540,436  $  4,728,077

Shares issued to shareholders in
  reinvestment of dividends              85,993       749,784

Shares redeemed                        (369,358)   (3,202,350)
                                     ------------------------


Net increase (decrease) in shares
  outstanding before conversion         257,071     2,275,511

Shares converted from Class B (See
  Note 1)                              (399,466)   (3,473,081)
                                     ------------------------


Net increase (decrease)                (142,395) $ (1,197,570)
                                     ========================


Year ended October 31, 2009:

Shares sold                             419,871  $  3,148,237

Shares issued to shareholders in
  reinvestment of dividends             155,105     1,128,177

Shares redeemed                        (658,991)   (4,925,067)
                                     ------------------------


Net increase (decrease) in shares
  outstanding before conversion         (84,015)     (648,653)

Shares converted from Class B (See
  Note 1)                              (229,894)   (1,745,437)
                                     ------------------------


Net increase (decrease)                (313,909) $ (2,394,090)
                                     ========================



 CLASS C                                 SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                           1,956,274  $ 17,087,243

Shares issued to shareholders in
  reinvestment of dividends              69,657       609,351

Shares redeemed                        (430,620)   (3,747,694)
                                     ------------------------


Net increase (decrease)               1,595,311  $ 13,948,900
                                     ========================


Year ended October 31, 2009:

Shares sold                             610,922  $  4,654,326

Shares issued to shareholders in
  reinvestment of dividends              61,342       447,865

Shares redeemed                        (456,544)   (3,377,082)
                                     ------------------------


Net increase (decrease)                 215,720  $  1,725,109
                                     ========================



 CLASS I                                 SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                             472,941  $  4,180,458

Shares issued to shareholders in
  reinvestment of dividends               8,816        77,729

Shares redeemed                         (52,808)     (459,524)
                                     ------------------------


Net increase (decrease) in shares
  outstanding before conversion         428,949     3,798,663

Shares converted into Class I (a)       104,753       900,875
                                     ------------------------


Net increase (decrease)                 533,702  $  4,699,538
                                     ========================


Year ended October 31, 2009:

Shares sold                               5,467  $     41,405

Shares issued to shareholders in
  reinvestment of dividends               2,860        21,002

Shares redeemed                          (6,611)      (47,625)
                                     ------------------------


Net increase (decrease)                   1,716  $     14,782
                                     ========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 11-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. At the December 15, 2010 Board of Trustees meeting, the Board approved a change to the name of the MainStay Diversified Income Fund to MainStay Flexible Bond Opportunities Fund, and modifications to its investment objective and principal investment strategies effective February 28, 2011. No other subsequent events requiring financial statement adjustments or disclosure have been identified other than the extension of the written expense limitation as disclosed in Note 3(A) to these financial statements.


                                                   mainstayinvestments.com    41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Diversified Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Diversified Income Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


42    MainStay Diversified Income Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Diversified Income Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received informationon the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields;
(ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields'

                                                   mainstayinvestments.com    43

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)



willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships

44    MainStay Diversified Income Fund
with the Fund supported the Board's determination to approve the Agreements.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty in determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, and following negotiations with the Board, the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to increase the amount of class expenses subsidized by New York Life Investments.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    45

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2010, the Fund designated approximately $268,627 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 3.2% to arrive at the corporate dividends received deduction.

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


46    MainStay Diversified Income Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    47

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


48    MainStay Diversified Income Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    49

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





50    MainStay Diversified Income Fund

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


                                                   mainstayinvestments.com    51

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO21369 MS333-10                                         MSDI11-12/10
                                                                              16

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EQUITY INDEX FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                           This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    8
---------------------------------------------
Portfolio of Investments                    9
---------------------------------------------
Financial Statements                       17
---------------------------------------------
Notes to Financial Statements              21
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            27
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  28
---------------------------------------------
Federal Income Tax Information             31
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        31
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       31
---------------------------------------------
Board Members and Officers                 32
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)
                                      LOGO
(LINE GRAPH)

                   MAINSTAY EQUITY
                      INDEX FUND
                       CLASS A        S&P 500(R)
                        SHARES           INDEX
                   ---------------    ----------
10/31/00                24250            25000
                        18080            18774
                        15234            15938
                        18227            19253
                        19760            21067
                        21336            22904
                        24717            26647
                        28141            30526
                        17891            19507
                        19587            21420
10/31/10                22717            24958




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

                                                                                                                         GROSS
                                                                                                                        EXPENSE
CLASS                       SALES CHARGE                                        ONE YEAR    FIVE YEARS    TEN YEARS    RATIO(2)
-------------------------------------------------------------------------------------------------------------------------------
Class A Shares    Maximum 3% Initial Sales Charge    With sales charges          12.50%        0.65%        -0.95%       0.92%
                                                     Excluding sales charges     15.98         1.26         -0.65        0.92
-------------------------------------------------------------------------------------------------------------------------------




BENCHMARK PERFORMANCE                               ONE      FIVE      TEN
                                                   YEAR     YEARS     YEARS
S&P 500(R) Index(3)                               16.52%    1.73%    -0.02%
---------------------------------------------------------------------------
Average Lipper S&P 500 Index objective fund(4)    15.88     1.23     -0.51
---------------------------------------------------------------------------









1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on the share class and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 1.24% for the five-year period ended October 31, 2010, and -0.66% for the ten-year period then ended.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. S&P 500(R) Index is a trademark of The McGraw Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper S&P 500(R) Index objective fund is representative of funds that are passively managed, and commit by prospectus language to replicate the performance of the S&P 500(R) Index (including reinvested basis dividends). In addition, S&P 500(R) Index objective funds have limited expenses (advisory fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
CLASS A SHARES                      $1,000.00       $1,004.20        $3.03          $1,022.20         $3.06
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


6    MainStay Equity Index Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)


Oil, Gas & Consumable Fuels              8.8%
Pharmaceuticals                          5.6
Computers & Peripherals                  4.3
Software                                 3.9
Insurance                                3.8
Diversified Financial Services           3.7
Media                                    3.1
IT Services                              3.0
Diversified Telecommunication
  Services                               2.7
Aerospace & Defense                      2.6
Commercial Banks                         2.6
Beverages                                2.5
Semiconductors & Semiconductor
  Equipment                              2.4
Capital Markets                          2.3
Food & Staples Retailing                 2.3
Household Products                       2.3
Industrial Conglomerates                 2.3
Communications Equipment                 2.2
Chemicals                                2.0
Internet Software & Services             2.0
Health Care Providers & Services         1.9
Machinery                                1.9
Specialty Retail                         1.9
Electric Utilities                       1.8
Energy Equipment & Services              1.8
Food Products                            1.8
Hotels, Restaurants & Leisure            1.7
Health Care Equipment & Supplies         1.6
Tobacco                                  1.6
Biotechnology                            1.4
Real Estate Investment Trusts            1.4
Multi-Utilities                          1.3
Metals & Mining                          1.1
Air Freight & Logistics                  1.0
Multiline Retail                         0.8
Road & Rail                              0.8
Consumer Finance                         0.7
Internet & Catalog Retail                0.7
Automobiles                              0.5
Commercial Services & Supplies           0.5
Electrical Equipment                     0.5
Electronic Equipment & Instruments       0.5
Textiles, Apparel & Luxury Goods         0.5
Household Durables                       0.4
Life Sciences Tools & Services           0.4
Wireless Telecommunication Services      0.3
Auto Components                          0.2
Construction & Engineering               0.2
Containers & Packaging                   0.2
Independent Power Producers & Energy
  Traders                                0.2
Personal Products                        0.2
Airlines                                 0.1
Distributors                             0.1
Diversified Consumer Services            0.1
Gas Utilities                            0.1
Health Care Technology                   0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Paper & Forest Products                  0.1
Professional Services                    0.1
Real Estate Management & Development     0.1
Thrifts & Mortgage Finance               0.1
Trading Companies & Distributors         0.1
Building Products                        0.0++
Construction Materials                   0.0++
Short-Term Investments                   4.7
Other Assets, Less Liabilities          -0.1
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF OCTOBER 31, 2010 (excluding short-term investments)

    1.  ExxonMobil Corp.
    2.  Apple, Inc.
    3.  Microsoft Corp.
    4.  International Business Machines Corp.
    5.  Procter & Gamble Co. (The)
    6.  Johnson & Johnson
    7.  General Electric Co.
    8.  AT&T, Inc.
    9.  Chevron Corp.
   10.  Google, Inc. Class A





                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio manager Francis J. Ok of Madison Square Investors LLC, the Fund's Subadvisor.

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Equity Index Fund returned 15.98% for Class A shares for the 12 months ended October 31, 2010. The Fund, which offers only one class of shares, outperformed the 15.88% return of the average Lipper(1) S&P 500 Index objective fund and underperformed the 16.52% return of the S&P 500(R) Index(2) for the 12 months ended Octo-ber 31, 2010. Because the Fund incurs operating expenses that the Index does not, the Fund's net performance will typically lag that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH S&P 500(R) INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH INDUSTRIES HAD THE LOWEST TOTAL RETURNS?

On the basis of total return, the strongest-performing S&P 500(R) industries during the reporting period were automobiles, real estate management & development and airlines. The industries with the lowest total returns were diversified consumer services, construction materials and thrifts & mortgage finance.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH INDUSTRIES MADE THE WEAKEST CONTRIBUTIONS?

On the basis of impact, which takes weightings and total returns into account, the industries that made the strongest positive contributions to the Fund's absolute performance during the reporting period were computers & peripherals, media and machinery. Over the same period, the industries that made the weakest contributions to the Fund's absolute performance were diversified financial services, capital markets and diversified consumer services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS IN THE S&P 500(R) INDEX HAD THE HIGHEST TOTAL RETURNS AND WHICH S&P 500(R) STOCKS HAD THE LOWEST TOTAL RETURNS?

During the reporting period, the S&P 500(R) stocks with the highest total returns were Internet retailer Priceline.com, Internet software & services company Akamai Technologies and metals & mining company Titanium Metals. Over the same period, the S&P 500(R) stocks with the lowest total returns were food products company Dean Foods and diversified consumer services companies H&R Block and Apollo Group.

DURING THE REPORTING PERIOD, WHICH S&P 500(R) STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS MADE THE WEAKEST CONTRIBUTIONS?

In terms of impact, which takes total returns and weightings into account, the strongest contributors to the Fund's absolute performance during the reporting period were computers & peripherals company Apple, auto manufacturer Ford Motor and software manufacturer Oracle. Over the same period, the S&P 500(R) Index stocks that made the weakest contributions to the Fund's absolute performance were oil company ExxonMobil and diversified financial services companies Bank of America and JPMorgan Chase.

WERE THERE ANY CHANGES IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the reporting period, there were 18 additions to and 18 deletions from to the Index. In terms of Index weight, significant additions included reinsurer Berkshire Hathaway and diversified manufacturer Tyco International. Significant deletions included road & rail company Burlington Northern Santa Fe and diversified manufacturer Smith International.


1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8    MainStay Equity Index Fund

PORTFOLIO OF INVESTMENTS(+++) OCTOBER 31, 2010



                                   SHARES         VALUE
COMMON STOCKS 95.4%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
Boeing Co. (The)                   14,121  $    997,507
General Dynamics Corp.              7,341       500,069
Goodrich Corp.                      2,419       198,527
Honeywell International, Inc.      14,905       702,175
ITT Corp.                           3,538       166,958
L-3 Communications Holdings,
  Inc.                              2,208       159,395
Lockheed Martin Corp.               5,737       408,991
Northrop Grumman Corp.              5,678       358,906
Precision Castparts Corp.           2,746       375,049
Raytheon Co.                        7,220       332,698
Rockwell Collins, Inc.              3,035       183,648
United Technologies Corp.          17,932     1,340,776
                                           ------------
                                              5,724,699
                                           ------------

AIR FREIGHT & LOGISTICS 1.0%
C.H. Robinson Worldwide, Inc.       3,202       225,677
Expeditors International of
  Washington, Inc.                  4,097       202,228
FedEx Corp.                         6,072       532,636
United Parcel Service, Inc.
  Class B                          19,120     1,287,540
                                           ------------
                                              2,248,081
                                           ------------

AIRLINES 0.1%
Southwest Airlines Co.             14,403       198,185
                                           ------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                         4,689        47,922
Johnson Controls, Inc.             12,994       456,349
                                           ------------
                                                504,271
                                           ------------

AUTOMOBILES 0.5%
Ford Motor Co. (a)                 66,380       937,950
Harley-Davidson, Inc.               4,543       139,379
                                           ------------
                                              1,077,329
                                           ------------

BEVERAGES 2.5%
Brown-Forman Corp. Class B          2,002       121,742
Coca-Cola Co. (The)                44,575     2,733,339
Coca-Cola Enterprises, Inc.         6,412       153,952
Constellation Brands, Inc.
  Class A (a)                       3,418        67,437
Dr. Pepper Snapple Group,
  Inc.                              4,612       168,569
Molson Coors Brewing Co.
  Class B                           3,048       143,957
PepsiCo., Inc.                     30,705     2,005,036
                                           ------------
                                              5,394,032
                                           ------------

BIOTECHNOLOGY 1.4%
Amgen, Inc. (a)                    18,499     1,057,958
Biogen Idec, Inc. (a)               4,671       292,918
Celgene Corp. (a)                   9,072       563,099
Cephalon, Inc. (a)                  1,450        96,338
Genzyme Corp. (a)                   4,919       354,808
Gilead Sciences, Inc. (a)          16,188       642,178
                                           ------------
                                              3,007,299
                                           ------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                         6,924        73,810
                                           ------------


CAPITAL MARKETS 2.3%
Ameriprise Financial, Inc.          4,846       250,490
Bank of New York Mellon Corp.
  (The)                            23,435       587,281
Charles Schwab Corp. (The)         19,131       294,617
E*TRADE Financial Corp. (a)         3,902        55,799
Federated Investors, Inc.
  Class B                           1,750        43,592
Franklin Resources, Inc.            2,828       324,372
Goldman Sachs Group, Inc.
  (The)                             9,952     1,601,774
Invesco, Ltd.                       9,031       207,713
Janus Capital Group, Inc.           3,621        38,238
Legg Mason, Inc.                    2,983        92,562
Morgan Stanley                     26,959       670,470
Northern Trust Corp.                4,674       231,971
State Street Corp.                  9,685       404,446
T. Rowe Price Group, Inc.           4,948       273,476
                                           ------------
                                              5,076,801
                                           ------------

CHEMICALS 2.0%
Air Products & Chemicals,
  Inc.                              4,102       348,547
Airgas, Inc.                        1,439       102,068
CF Industries Holdings, Inc.        1,371       167,989
Dow Chemical Co. (The)             22,384       690,099
E.I. du Pont de Nemours & Co.      17,495       827,163
Eastman Chemical Co.                1,396       109,684
Ecolab, Inc.                        4,503       222,088
FMC Corp.                           1,399       102,267
International Flavors &
  Fragrances, Inc.                  1,541        77,296
Monsanto Co.                       10,432       619,869
PPG Industries, Inc.                3,187       244,443
Praxair, Inc.                       5,907       539,545
Sherwin-Williams Co. (The)          1,743       127,187
Sigma-Aldrich Corp.                 2,342       148,530
                                           ------------
                                              4,326,775
                                           ------------

COMMERCIAL BANKS 2.6%
BB&T Corp.                         13,378       313,179
Comerica, Inc.                      3,404       121,795
Fifth Third Bancorp                15,366       192,997
First Horizon National Corp.
  (a)                               4,580        46,212
Huntington Bancshares, Inc.        13,840        78,473
KeyCorp                            16,994       139,181
M&T Bank Corp.                      1,654       123,637
Marshall & Ilsley Corp.            10,175        60,134


+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings, as of October 31, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com    9


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

COMMERCIAL BANKS (CONTINUED)
PNC Financial Services Group,
  Inc.                             10,140  $    546,546
Regions Financial Corp.            24,248       152,762
SunTrust Banks, Inc.                9,648       241,393
U.S. Bancorp                       37,003       894,733
Wells Fargo & Co.                 101,009     2,634,315
Zions Bancorp                       3,343        69,066
                                           ------------
                                              5,614,423
                                           ------------


COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                2,123        77,171
Cintas Corp.                        2,592        71,202
Iron Mountain, Inc.                 3,885        84,654
Pitney Bowes, Inc.                  3,986        87,453
R.R. Donnelley & Sons Co.           3,984        73,505
Republic Services, Inc.             5,913       176,267
Stericycle, Inc. (a)                1,645       118,012
Waste Management, Inc.              9,213       329,088
                                           ------------
                                              1,017,352
                                           ------------

COMMUNICATIONS EQUIPMENT 2.2%
Cisco Systems, Inc. (a)           110,232     2,516,597
Harris Corp.                        2,489       112,478
JDS Uniphase Corp. (a)              4,275        44,930
Juniper Networks, Inc. (a)         10,037       325,098
Motorola, Inc. (a)                 45,048       367,141
QUALCOMM, Inc.                     30,984     1,398,308
Tellabs, Inc.                       7,352        50,141
                                           ------------
                                              4,814,693
                                           ------------

COMPUTERS & PERIPHERALS 4.3%
X  Apple, Inc. (a)                 17,633     5,305,241
Dell, Inc. (a)                     32,654       469,565
EMC Corp. (a)                      39,636       832,752
Hewlett-Packard Co.                43,770     1,840,966
Lexmark International, Inc.
  Class A (a)                       1,516        57,653
NetApp, Inc. (a)                    6,891       366,946
QLogic Corp. (a)                    2,107        37,020
SanDisk Corp. (a)                   4,499       169,072
Western Digital Corp. (a)           4,427       141,753
                                           ------------
                                              9,220,968
                                           ------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                         3,451       166,304
Jacobs Engineering Group,
  Inc. (a)                          2,425        93,629
Quanta Services, Inc. (a)           4,073        80,075
                                           ------------
                                                340,008
                                           ------------

CONSTRUCTION MATERIALS 0.0%++
Vulcan Materials Co.                2,476        90,399
                                           ------------


CONSUMER FINANCE 0.7%
American Express Co.               20,203       837,616
Capital One Financial Corp.         8,814       328,498
Discover Financial Services        10,501       185,343
SLM Corp. (a)                       9,367       111,467
                                           ------------
                                              1,462,924
                                           ------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                          1,768       113,788
Bemis Co., Inc.                     2,109        66,982
Owens-Illinois, Inc. (a)            3,155        88,435
Pactiv Corp. (a)                    2,619        86,898
Sealed Air Corp.                    3,078        71,256
                                           ------------
                                                427,359
                                           ------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                   3,041       145,542
                                           ------------


DIVERSIFIED CONSUMER SERVICES 0.1%
Apollo Group, Inc. Class A
  (a)                               2,450        91,826
DeVry, Inc.                         1,222        58,485
H&R Block, Inc.                     5,948        70,127
                                           ------------
                                                220,438
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 3.7%
Bank of America Corp.             193,666     2,215,539
Citigroup, Inc. (a)               491,832     2,050,940
CME Group, Inc.                     1,295       375,097
IntercontinentalExchange,
  Inc. (a)                          1,428       164,034
JPMorgan Chase & Co.               76,532     2,879,899
Leucadia National Corp. (a)         3,801        96,621
Moody's Corp.                       3,935       106,481
NASDAQ OMX Group, Inc. (The)
  (a)                               2,777        58,373
NYSE Euronext                       5,028       154,058
                                           ------------
                                              8,101,042
                                           ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.7%
X  AT&T, Inc.                     114,046     3,250,311
CenturyTel, Inc.                    5,818       240,749
Frontier Communications Corp.      19,156       168,189
Qwest Communications
  International, Inc.              33,568       221,549
Verizon Communications, Inc.       54,559     1,771,531
Windstream Corp.                    9,330       118,118
                                           ------------
                                              5,770,447
                                           ------------

ELECTRIC UTILITIES 1.8%
Allegheny Energy, Inc.              3,271        75,887
American Electric Power Co.,
  Inc.                              9,256       346,545
Duke Energy Corp.                  25,447       463,390
Edison International                6,287       231,990
Entergy Corp.                       3,605       268,681
Exelon Corp.                       12,760       520,863
FirstEnergy Corp.                   5,885       213,743
NextEra Energy, Inc.                8,026       441,751


10    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
Northeast Utilities                 3,398  $    106,289
Pepco Holdings, Inc.                4,321        83,223
Pinnacle West Capital Corp.         2,096        86,271
PPL Corp.                           9,319       250,681
Progress Energy, Inc.               5,661       254,745
Southern Co. (The)                 16,033       607,170
                                           ------------
                                              3,951,229
                                           ------------

ELECTRICAL EQUIPMENT 0.5%
Emerson Electric Co.               14,524       797,367
Rockwell Automation, Inc.           2,737       170,707
Roper Industries, Inc.              1,818       126,224
                                           ------------
                                              1,094,298
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Agilent Technologies, Inc.
  (a)                               6,683       232,568
Amphenol Corp. Class A              3,353       168,086
Corning, Inc.                      30,142       550,996
FLIR Systems, Inc. (a)              3,021        84,105
Jabil Circuit, Inc.                 3,818        58,568
Molex, Inc.                         2,675        54,302
                                           ------------
                                              1,148,625
                                           ------------

ENERGY EQUIPMENT & SERVICES 1.8%
Baker Hughes, Inc.                  8,323       385,604
Cameron International Corp.
  (a)                               4,676       204,575
Diamond Offshore Drilling,
  Inc.                              1,342        88,787
FMC Technologies, Inc. (a)          2,316       166,983
Halliburton Co.                    17,578       560,035
Helmerich & Payne, Inc.             2,041        87,314
Nabors Industries, Ltd. (a)         5,501       114,971
National-Oilwell Varco, Inc.        8,088       434,811
Rowan Cos., Inc. (a)                2,214        72,841
Schlumberger, Ltd.                 26,373     1,843,209
                                           ------------
                                              3,959,130
                                           ------------

FOOD & STAPLES RETAILING 2.3%
Costco Wholesale Corp.              8,475       531,976
CVS Caremark Corp.                 26,215       789,596
Kroger Co. (The)                   12,388       272,536
Safeway, Inc.                       7,367       168,704
SUPERVALU, Inc.                     4,182        45,124
Sysco Corp.                        11,358       334,607
Wal-Mart Stores, Inc.              38,603     2,091,124
Walgreen Co.                       18,786       636,469
Whole Foods Market, Inc. (a)        2,821       112,135
                                           ------------
                                              4,982,271
                                           ------------

FOOD PRODUCTS 1.8%
Archer-Daniels-Midland Co.         12,341       411,202
Campbell Soup Co.                   3,737       135,466
ConAgra Foods, Inc.                 8,488       190,895
Dean Foods Co. (a)                  3,577        37,201
General Mills, Inc.                12,397       465,384
H.J. Heinz Co.                      6,144       301,732
Hershey Co. (The)                   2,982       147,579
Hormel Foods Corp.                  1,337        61,395
J.M. Smucker Co. (The)              2,307       148,294
Kellogg Co.                         5,026       252,607
Kraft Foods, Inc. Class A          33,664     1,086,337
McCormick & Co., Inc.               2,571       113,690
Mead Johnson Nutrition Co.          3,949       232,280
Sara Lee Corp.                     12,786       183,223
Tyson Foods, Inc. Class A           5,760        89,568
                                           ------------
                                              3,856,853
                                           ------------

GAS UTILITIES 0.1%
Nicor, Inc.                           893        42,534
ONEOK, Inc.                         2,055       102,380
                                           ------------
                                                144,914
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.6%
Baxter International, Inc.         11,278       574,050
Becton, Dickinson & Co.             4,480       338,330
Boston Scientific Corp. (a)        29,294       186,896
C.R. Bard, Inc.                     1,808       150,281
CareFusion Corp. (a)                4,289       103,537
DENTSPLY International, Inc.        2,755        86,479
Hospira, Inc. (a)                   3,230       192,120
Intuitive Surgical, Inc. (a)          760       199,842
Medtronic, Inc.                    20,843       733,882
St. Jude Medical, Inc. (a)          6,319       242,018
Stryker Corp.                       6,590       326,139
Varian Medical Systems, Inc.
  (a)                               2,347       148,377
Zimmer Holdings, Inc. (a)           3,878       183,972
                                           ------------
                                              3,465,923
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 1.9%
Aetna, Inc.                         8,057       240,582
AmerisourceBergen Corp.             5,382       176,637
Cardinal Health, Inc.               6,777       235,094
CIGNA Corp.                         5,251       184,783
Coventry Health Care, Inc.
  (a)                               2,860        66,981
DaVita, Inc. (a)                    1,982       142,209
Express Scripts, Inc. (a)          10,470       508,004
Humana, Inc. (a)                    3,265       190,317
Laboratory Corp. of America
  Holdings (a)                      1,984       161,339
McKesson Corp.                      5,046       332,935
Medco Health Solutions, Inc.
  (a)                               8,368       439,571
Patterson Cos., Inc.                1,839        50,848
Quest Diagnostics, Inc.             2,837       139,410
Tenet Healthcare Corp. (a)          9,371        40,858


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
UnitedHealth Group, Inc.           21,698  $    782,213
WellPoint, Inc. (a)                 7,716       419,287
                                           ------------
                                              4,111,068
                                           ------------

HEALTH CARE TECHNOLOGY 0.1%
Cerner Corp. (a)                    1,369       120,239
                                           ------------


HOTELS, RESTAURANTS & LEISURE 1.7%
Carnival Corp.                      8,391       362,239
Darden Restaurants, Inc.            2,674       122,229
International Game Technology       5,748        89,611
Marriott International, Inc.
  Class A                           5,535       205,072
McDonald's Corp.                   20,543     1,597,629
Starbucks Corp.                    14,281       406,723
Starwood Hotels & Resorts
  Worldwide, Inc.                   3,671       198,748
Wyndham Worldwide Corp.             3,449        99,159
Wynn Resorts, Ltd.                  1,454       155,825
Yum! Brands, Inc.                   9,014       446,734
                                           ------------
                                              3,683,969
                                           ------------

HOUSEHOLD DURABLES 0.4%
D.R. Horton, Inc.                   5,456        56,961
Fortune Brands, Inc.                2,941       158,961
Harman International
  Industries, Inc. (a)              1,370        45,963
Leggett & Platt, Inc.               2,824        57,553
Lennar Corp. Class A                3,066        44,488
Newell Rubbermaid, Inc.             6,104       107,736
Pulte Homes, Inc. (a)               6,511        51,111
Stanley Black & Decker, Inc.        3,196       198,056
Whirlpool Corp.                     1,466       111,167
                                           ------------
                                                831,996
                                           ------------

HOUSEHOLD PRODUCTS 2.3%
Clorox Co. (The)                    2,680       178,354
Colgate-Palmolive Co.               9,381       723,463
Kimberly-Clark Corp.                7,900       500,386
X  Procter & Gamble Co. (The)      54,784     3,482,619
                                           ------------
                                              4,884,822
                                           ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
AES Corp. (The) (a)                12,875       153,727
Constellation Energy Group,
  Inc.                              3,895       117,785
NRG Energy, Inc. (a)                4,887        97,300
                                           ------------
                                                368,812
                                           ------------

INDUSTRIAL CONGLOMERATES 2.3%
3M Co.                             13,764     1,159,204
X  General Electric Co.           206,343     3,305,615
Textron, Inc.                       5,292       110,180
Tyco International, Ltd.            9,608       367,794
                                           ------------
                                              4,942,793
                                           ------------

INSURANCE 3.8%
ACE, Ltd.                           6,541       388,666
Aflac, Inc.                         9,089       507,984
Allstate Corp. (The)               10,387       316,700
American International Group,
  Inc. (a)                          2,606       109,478
Aon Corp.                           6,336       251,856
Assurant, Inc.                      2,056        81,294
Berkshire Hathaway, Inc.
  Class B (a)                      33,389     2,656,429
Chubb Corp. (The)                   6,070       352,181
Cincinnati Financial Corp.          3,138        92,383
Genworth Financial, Inc.
  Class A (a)                       9,449       107,152
Hartford Financial Services
  Group, Inc. (The)                 8,578       205,701
Lincoln National Corp.              6,112       149,622
Loews Corp.                         6,135       242,210
Marsh & McLennan Cos., Inc.        10,474       261,641
MetLife, Inc.                      17,500       705,775
Principal Financial Group,
  Inc.                              6,186       166,032
Progressive Corp. (The)            12,884       272,626
Prudential Financial, Inc.          9,014       473,956
Torchmark Corp.                     1,562        89,471
Travelers Cos., Inc. (The)          9,072       500,774
Unum Group                          6,310       141,470
XL Group PLC                        6,602       139,632
                                           ------------
                                              8,213,033
                                           ------------

INTERNET & CATALOG RETAIL 0.7%
Amazon.com, Inc. (a)                6,829     1,127,741
Expedia, Inc.                       4,012       116,147
Priceline.com, Inc. (a)               934       351,941
                                           ------------
                                              1,595,829
                                           ------------

INTERNET SOFTWARE & SERVICES 2.0%
Akamai Technologies, Inc. (a)       3,504       181,052
eBay, Inc. (a)                     22,285       664,316
X  Google, Inc. Class A (a)         4,798     2,941,126
Monster Worldwide, Inc. (a)         2,485        44,879
VeriSign, Inc. (a)                  3,364       116,899
Yahoo!, Inc. (a)                   26,017       429,540
                                           ------------
                                              4,377,812
                                           ------------

IT SERVICES 3.0%
Automatic Data Processing,
  Inc.                              9,497       421,857
Cognizant Technology
  Solutions Corp. Class A (a)       5,806       378,493
Computer Sciences Corp.             2,981       146,218
Fidelity National Information
  Services, Inc.                    5,091       137,966
Fiserv, Inc. (a)                    2,898       157,999
X  International Business
  Machines Corp.                   24,343     3,495,655
MasterCard, Inc. Class A            1,869       448,672
Paychex, Inc.                       6,209       171,989
SAIC, Inc. (a)                      5,668        88,081
Teradata Corp. (a)                  3,232       127,211
Total System Services, Inc.         3,203        49,999


12    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

IT SERVICES (CONTINUED)
Visa, Inc. Class A                  9,592  $    749,807
Western Union Co. (The)            12,742       224,259
                                           ------------
                                              6,598,206
                                           ------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)               5,296        24,944
Hasbro, Inc.                        2,698       124,782
Mattel, Inc.                        6,944       162,004
                                           ------------
                                                311,730
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp. (a)         3,536       177,436
PerkinElmer, Inc.                   2,275        53,349
Thermo Fisher Scientific,
  Inc. (a)                          7,864       404,367
Waters Corp. (a)                    1,775       131,581
                                           ------------
                                                766,733
                                           ------------

MACHINERY 1.9%
Caterpillar, Inc.                  12,167       956,326
Cummins, Inc.                       3,836       337,952
Danaher Corp.                      10,329       447,865
Deere & Co.                         8,181       628,301
Dover Corp.                         3,601       191,213
Eaton Corp.                         3,238       287,631
Flowserve Corp.                     1,079       107,900
Illinois Tool Works, Inc.           9,720       444,204
PACCAR, Inc.                        7,035       360,614
Pall Corp.                          2,252        96,093
Parker Hannifin Corp.               3,112       238,224
Snap-On, Inc.                       1,139        58,089
                                           ------------
                                              4,154,412
                                           ------------

MEDIA 3.1%
CBS Corp. Class B                  13,142       222,494
Comcast Corp. Class A              54,164     1,114,695
DIRECTV Class A (a)                16,730       727,086
Discovery Communications,
  Inc. Class A (a)                  5,492       244,998
Gannett Co., Inc.                   4,606        54,581
Interpublic Group of Cos.,
  Inc. (The) (a)                    9,440        97,704
McGraw-Hill Cos., Inc. (The)        5,964       224,545
Meredith Corp.                        725        24,614
New York Times Co. (The)
  Class A (a)                       2,296        17,610
News Corp. Class A                 44,021       636,544
Omnicom Group, Inc.                 5,814       255,583
Scripps Networks Interactive
  Class A                           1,733        88,192
Time Warner Cable, Inc.             6,857       396,815
Time Warner, Inc.                  21,702       705,532
Viacom, Inc. Class B               11,740       453,047
Walt Disney Co. (The)              36,916     1,333,037
Washington Post Co. Class B           115        46,247
                                           ------------
                                              6,643,324
                                           ------------

METALS & MINING 1.1%
AK Steel Holding Corp.              2,166        27,270
Alcoa, Inc.                        19,710       258,792
Allegheny Technologies, Inc.        1,902       100,216
Cliffs Natural Resources,
  Inc.                              2,616       170,563
Freeport-McMoRan Copper &
  Gold, Inc.                        9,079       859,600
Newmont Mining Corp.                9,505       578,569
Nucor Corp.                         6,089       232,722
Titanium Metals Corp. (a)           1,735        34,110
United States Steel Corp.           2,769       118,486
                                           ------------
                                              2,380,328
                                           ------------

MULTI-UTILITIES 1.3%
Ameren Corp.                        4,614       133,714
CenterPoint Energy, Inc.            8,142       134,832
CMS Energy Corp.                    4,439        81,589
Consolidated Edison, Inc.           5,457       271,322
Dominion Resources, Inc.           11,369       494,097
DTE Energy Co.                      3,259       152,391
Integrys Energy Group, Inc.         1,492        79,359
NiSource, Inc.                      5,369        92,937
PG&E Corp.                          7,542       360,658
Public Service Enterprise
  Group, Inc.                       9,763       315,833
SCANA Corp.                         2,175        88,827
Sempra Energy                       4,785       255,902
TECO Energy, Inc.                   4,141        72,840
Wisconsin Energy Corp.              2,257       134,382
Xcel Energy, Inc.                   8,872       211,686
                                           ------------
                                              2,880,369
                                           ------------

MULTILINE RETAIL 0.8%
Big Lots, Inc. (a)                  1,461        45,831
Family Dollar Stores, Inc.          2,558       118,103
J.C. Penney Co., Inc.               4,564       142,305
Kohl's Corp. (a)                    5,945       304,384
Macy's, Inc.                        8,159       192,879
Nordstrom, Inc.                     3,282       126,390
Sears Holdings Corp. (a)              854        61,471
Target Corp.                       13,923       723,161
                                           ------------
                                              1,714,524
                                           ------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                        26,687       312,238
                                           ------------


OIL, GAS & CONSUMABLE FUELS 8.8%
Anadarko Petroleum Corp.            9,554       588,240
Apache Corp.                        7,030       710,171
Cabot Oil & Gas Corp.               2,048        59,351
Chesapeake Energy Corp.            12,624       273,941
X  Chevron Corp.                   38,805     3,205,681
ConocoPhillips                     28,631     1,700,681
CONSOL Energy, Inc.                 4,358       160,200
Denbury Resources, Inc. (a)         7,710       131,224


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Devon Energy Corp.                  8,394  $    545,778
El Paso Corp.                      13,595       180,270
EOG Resources, Inc.                 4,893       468,358
EQT Corp.                           2,880       107,827
X  ExxonMobil Corp.                98,276     6,532,406
Hess Corp.                          5,641       355,552
Marathon Oil Corp.                 13,699       487,273
Massey Energy Co.                   1,971        82,920
Murphy Oil Corp.                    3,703       241,287
Noble Energy, Inc.                  3,374       274,914
Occidental Petroleum Corp.         15,678     1,232,761
Peabody Energy Corp.                5,195       274,816
Pioneer Natural Resources Co.       2,239       156,282
QEP Resources, Inc.                 3,384       111,774
Range Resources Corp.               3,091       115,573
Southwestern Energy Co. (a)         6,677       226,016
Spectra Energy Corp.               12,503       297,196
Sunoco, Inc.                        2,326        87,155
Tesoro Corp.                        2,783        36,068
Valero Energy Corp.                10,932       196,229
Williams Cos., Inc.                11,281       242,767
                                           ------------
                                             19,082,711
                                           ------------

PAPER & FOREST PRODUCTS 0.1%
International Paper Co.             8,437       213,287
MeadWestvaco Corp.                  3,293        84,729
                                           ------------
                                                298,016
                                           ------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                 8,276       252,004
Estee Lauder Cos., Inc. (The)
  Class A                           2,202       156,716
                                           ------------
                                                408,720
                                           ------------

PHARMACEUTICALS 5.6%
Abbott Laboratories                29,802     1,529,439
Allergan, Inc.                      5,935       429,753
Bristol-Myers Squibb Co.           33,096       890,282
Eli Lilly & Co.                    19,587       689,462
Forest Laboratories, Inc. (a)       5,509       182,072
X  Johnson & Johnson               53,162     3,384,825
King Pharmaceuticals, Inc.
  (a)                               4,919        69,555
Merck & Co., Inc.                  59,398     2,154,959
Mylan, Inc. (a)                     5,974       121,392
Pfizer, Inc.                      155,149     2,699,593
Watson Pharmaceuticals, Inc.
  (a)                               2,072        96,659
                                           ------------
                                             12,247,991
                                           ------------

PROFESSIONAL SERVICES 0.1%
Dun & Bradstreet Corp.                966        71,880
Equifax, Inc.                       2,413        79,943
Robert Half International,
  Inc.                              2,846        77,155
                                           ------------
                                                228,978
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.4%
Apartment Investment &
  Management Co. Class A            2,302        53,660
AvalonBay Communities, Inc.         1,636       173,923
Boston Properties, Inc.             2,690       231,851
Equity Residential                  5,471       266,055
HCP, Inc.                           5,986       215,556
Health Care REIT, Inc.              2,561       130,867
Host Hotels & Resorts, Inc.        12,708       201,930
Kimco Realty Corp.                  7,831       134,928
Plum Creek Timber Co., Inc.         3,119       114,904
ProLogis                           10,747       146,696
Public Storage                      2,691       267,001
Simon Property Group, Inc.          5,651       542,609
Ventas, Inc.                        3,032       162,394
Vornado Realty Trust                3,120       272,657
Weyerhaeuser Co.                   10,336       167,650
                                           ------------
                                              3,082,681
                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.1%
CB Richard Ellis Group, Inc.
  Class A (a)                       5,592       102,613
                                           ------------


ROAD & RAIL 0.8%
CSX Corp.                           7,328       450,306
Norfolk Southern Corp.              7,116       437,563
Ryder System, Inc.                  1,009        44,144
Union Pacific Corp.                 9,602       841,903
                                           ------------
                                              1,773,916
                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Advanced Micro Devices, Inc.
  (a)                              10,945        80,227
Altera Corp.                        5,946       185,575
Analog Devices, Inc.                5,757       193,838
Applied Materials, Inc.            25,793       318,801
Broadcom Corp. Class A              8,651       352,442
First Solar, Inc. (a)               1,040       143,187
Intel Corp.                       107,464     2,156,803
KLA-Tencor Corp.                    3,238       115,661
Linear Technology Corp.             4,334       139,685
LSI Corp. (a)                      12,407        65,013
MEMC Electronic Materials,
  Inc. (a)                          4,388        56,254
Microchip Technology, Inc.          3,588       115,462
Micron Technology, Inc. (a)        16,512       136,554
National Semiconductor Corp.        4,693        64,294
Novellus Systems, Inc. (a)          1,774        51,819
NVIDIA Corp. (a)                   11,075       133,232
Teradyne, Inc. (a)                  3,552        39,924


14    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Texas Instruments, Inc.            23,070  $    682,180
Xilinx, Inc.                        4,999       134,023
                                           ------------
                                              5,164,974
                                           ------------

SOFTWARE 3.9%
Adobe Systems, Inc. (a)            10,137       285,357
Autodesk, Inc. (a)                  4,388       158,758
BMC Software, Inc. (a)              3,449       156,792
CA, Inc.                            7,466       173,286
Citrix Systems, Inc. (a)            3,608       231,165
Compuware Corp. (a)                 4,309        43,133
Electronic Arts, Inc. (a)           6,377       101,075
Intuit, Inc. (a)                    5,458       261,984
McAfee, Inc. (a)                    2,937       138,920
X  Microsoft Corp.                146,975     3,915,414
Novell, Inc. (a)                    6,896        40,893
Oracle Corp.                       74,701     2,196,209
Red Hat, Inc. (a)                   3,649       154,207
Salesforce.com, Inc. (a)            2,257       261,970
Symantec Corp. (a)                 15,235       246,502
                                           ------------
                                              8,365,665
                                           ------------

SPECIALTY RETAIL 1.9%
Abercrombie & Fitch Co. Class
  A                                 1,705        73,076
AutoNation, Inc. (a)                1,214        28,189
AutoZone, Inc. (a)                    553       131,409
Bed Bath & Beyond, Inc. (a)         5,094       223,627
Best Buy Co., Inc.                  6,676       286,935
Carmax, Inc. (a)                    4,316       133,753
GameStop Corp. Class A (a)          2,903        57,073
Gap, Inc. (The)                     8,480       161,205
Home Depot, Inc. (The)             32,140       992,483
Limited Brands, Inc.                5,108       150,124
Lowe's Cos., Inc.                  27,088       577,787
O'Reilly Automotive, Inc. (a)       2,678       156,663
Office Depot, Inc. (a)              5,430        24,381
RadioShack Corp.                    2,419        48,694
Ross Stores, Inc.                   2,325       137,152
Staples, Inc.                      14,092       288,463
Tiffany & Co.                       2,436       129,108
TJX Cos., Inc.                      7,735       354,959
Urban Outfitters, Inc. (a)          2,483        76,402
                                           ------------
                                              4,031,483
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                         5,738       286,900
NIKE, Inc. Class B                  7,459       607,461
Polo Ralph Lauren Corp.             1,259       121,972
VF Corp.                            1,668       138,844
                                           ------------
                                              1,155,177
                                           ------------

THRIFTS & MORTGAGE FINANCE 0.1%
Hudson City Bancorp, Inc.          10,156       118,317
People's United Financial,
  Inc.                              7,163        88,177
                                           ------------
                                                206,494
                                           ------------

TOBACCO 1.6%
Altria Group, Inc.                 40,219     1,022,367
Lorillard, Inc.                     2,928       249,876
Philip Morris International,
  Inc.                             35,377     2,069,554
Reynolds American, Inc.             3,264       211,834
                                           ------------
                                              3,553,631
                                           ------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                        2,846       146,512
W.W. Grainger, Inc.                 1,150       142,635
                                           ------------
                                                289,147
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class A
  (a)                               7,743       399,616
MetroPCS Communications, Inc.
  (a)                               5,152        53,632
Sprint Nextel Corp. (a)            57,606       237,337
                                           ------------
                                                690,585
                                           ------------
Total Common Stocks
  (Cost $114,012,494)                       207,035,139
                                           ------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENTS 4.7%
-------------------------------------------------------

U.S. GOVERNMENT 4.7%
United States Treasury Bills
  0.107%, due 1/6/11 (b)       $9,300,000     9,298,122
  0.115%, due 1/27/11 (b)(c)    1,000,000       999,717
                                           ------------
Total Short-Term Investments
  (Cost $10,296,664)                         10,297,839
                                           ------------
Total Investments
  (Cost $124,309,158) (e)           100.1%  217,332,978
Other Assets, Less
  Liabilities                        (0.1)     (194,219)
                               ----------  ------------

Net Assets                          100.0% $217,138,759
                               ==========  ============




                              CONTRACTS        UNREALIZED
                                   LONG  APPRECIATION (D)
FUTURES CONTRACTS 0.2%
---------------------------------------------------------

Standard & Poor's 500 Index
  Mini December 2010                174          $455,088
                                                 --------
Total Futures Contracts
  (Settlement Value
  $10,263,390)                                   $455,088
                                                 ========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Interest rate presented is yield to
     maturity.
(c)  Represents a security, or a portion
     thereof, which is maintained at the
     broker as collateral for futures
     contracts.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2010.
(e)  At October 31, 2010, cost is $130,113,108
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $103,198,977
Gross unrealized depreciation      (15,979,107)
                                  ------------
Net unrealized appreciation       $ 87,219,870
                                  ============





The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                      $207,035,139  $        --      $     --  $207,035,139
Short-Term Investments
  U.S. Government                                            --   10,297,839            --    10,297,839
                                                   ------------  -----------      --------  ------------
Total Investments in Securities                     207,035,139   10,297,839            --   217,332,978
                                                   ------------  -----------      --------  ------------
Other Financial Instruments
Futures Contracts Long (b)                              455,088           --            --       455,088
                                                   ------------  -----------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                            $207,490,227  $10,297,839      $     --  $217,788,066
                                                   ============  ===========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


16    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $124,309,158)      $217,332,978
Cash                                         4,442
Receivables:
  Dividends and interest                   235,750
  Variation margin on futures
     contracts                               3,588
Other assets                                14,421
                                      ------------
     Total assets                      217,591,179
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Fund shares redeemed                     221,853
  Transfer agent (See Note 3)               81,020
  NYLIFE Distributors (See Note 3)          45,921
  Shareholder communication                 36,166
  Manager (See Note 3)                      28,718
  Investment securities purchased           20,717
  Professional fees                         14,420
  Custodian                                  1,710
  Trustees                                     491
Accrued expenses                             1,404
                                      ------------
     Total liabilities                     452,420
                                      ------------
Net assets                            $217,138,759
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $     49,504
Additional paid-in capital             147,955,763
                                      ------------
                                       148,005,267
Undistributed net investment income      3,061,220
Accumulated net realized loss on
  investments and futures
  transactions                         (27,406,636)
Net unrealized appreciation on
  investments and futures contracts     93,478,908
                                      ------------
Net assets applicable to outstanding
  shares                              $217,138,759
                                      ============
Shares of beneficial interest
  outstanding                            4,950,366
                                      ============
Net asset value per share
  outstanding (a)                     $      43.86
Maximum sales charge (3.00% of
  offering price) (a)                         1.36
                                      ------------
Maximum offering price per share
  outstanding (a)                     $      45.22
                                      ============




(a) Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 13, 2010. (See Note 2(C))


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends (a)                       $ 4,437,704
  Interest                                  3,807
                                      -----------
     Total income                       4,441,511
                                      -----------
EXPENSES
  Manager (See Note 3)                    612,568
  Distribution/Service--Class A (See
     Note 3)                              563,366
  Transfer agent (See Note 3)             504,199
  Professional fees                        79,944
  Shareholder communication                74,406
  Custodian                                29,812
  Registration                             22,980
  Trustees                                  7,566
  Miscellaneous                            30,137
                                      -----------
     Total expenses before waiver       1,924,978
  Expense waiver/reimbursement from
     Manager (See Note 3)                (572,808)
                                      -----------
     Net expenses                       1,352,170
                                      -----------
Net investment income                   3,089,341
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on:
  Security transactions                11,714,201
  Futures transactions                    168,203
                                      -----------
Net realized gain on investments and
  futures transactions                 11,882,404
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          17,534,530
  Futures contracts                       926,606
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts    18,461,136
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         30,343,540
                                      -----------
Net increase in net assets resulting
  from operations                     $33,432,881
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $303.


18    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                      2010          2009
DECREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $  3,089,341  $  4,014,716
 Net realized gain on
  investments and futures
  transactions                  11,882,404       231,715
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     18,461,136    13,009,664
                              --------------------------
 Net increase in net assets
  resulting from operations     33,432,881    17,256,095
                              --------------------------
Dividends to shareholders:
    From net investment
     income                     (3,930,323)   (5,950,646)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                           218,356       385,343
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      3,768,663     5,718,581
 Cost of shares redeemed       (43,050,196)  (32,712,323)
                              --------------------------
    Decrease in net assets
     derived from capital
     share transactions        (39,063,177)  (26,608,399)
                              --------------------------
    Net decrease in net
     assets                     (9,560,619)  (15,302,950)
NET ASSETS
--------------------------------------------------------
Beginning of year              226,699,378   242,002,328
                              --------------------------
End of year                   $217,138,759  $226,699,378
                              ==========================
Undistributed net investment
 income
 at end of year               $  3,061,220  $  3,930,318
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              YEAR ENDED OCTOBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year (a)                           $  38.45        $  36.12        $  57.62        $  51.38        $  44.90
                                     --------        --------        --------        --------        --------
Net investment income (a)                0.63            0.68            0.81 (c)        0.81 (c)        0.78
Net realized and unrealized gain
  (loss) on investments (a)              5.45            2.53          (21.56)           6.22            6.27 (d)
                                     --------        --------        --------        --------        --------
Total from investment operations
  (a)                                    6.08            3.21          (20.75)           7.03            7.05
                                     --------        --------        --------        --------        --------
Less dividends:
  From net investment income (a)        (0.67)          (0.88)          (0.75)          (0.79)          (0.57)
                                     --------        --------        --------        --------        --------
Net asset value at end of year (a)   $  43.86        $  38.45        $  36.12        $  57.62        $  51.38
                                     ========        ========        ========        ========        ========
Total investment return (b)             15.98%           9.48%         (36.44%)         13.83%          15.85%(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.37%           1.89%           1.67%           1.51%           1.45%
  Net expenses                           0.60%           0.60%           0.60%           0.60%           0.64%
  Expenses (before
     waiver/reimbursement)               0.85%           0.92%           0.79%           0.74%           0.79%(e)
Portfolio turnover rate                     5%             14%              4%              5%              5%
Net assets at end of year (in
  000's)                             $217,139        $226,699        $242,002        $458,323        $494,971



(a)  Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 13, 2010. (See Note 2(C))
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions.
(c)  Per share data based on average shares outstanding during the period.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.04 per share on net realized gains on investments and the effect on total investment return was 0.12%, respectively.
(e)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.




20    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Equity Index Fund (the "Fund").

The Fund has only one class of shares which is Class A shares. Effective January 1, 2002, the Fund was closed to new investors and new share purchases. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends and capital gains only. NYLIFE LLC ("NYLIFE") will continue to honor the unconditional guarantee associated with the Fund. (See Note 9.)

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. When formed, the Fund was sub-classified as a "non-diversified" fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national

                                                   mainstayinvestments.com    21
exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

The Fund declared a dividend of $0.6256 per share, which was paid on December 13, 2010, and also underwent a reverse share split on that day. The reverse share split rate was 0.98624 per share outstanding, based on the number of fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 8) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the years presented.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity rate risk in the normal course of investing in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or

22    MainStay Equity Index Fund
pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2010:

ASSET DERIVATIVES

                                   STATEMENT OF
                                     ASSETS AND     EQUITY
                                    LIABILITIES  CONTRACTS     TOTAL
                                       LOCATION       RISK     RISKS
                         Net Assets--Unrealized
Futures Contracts   appreciation on investments
  (a)                     and futures contracts   $455,088  $455,088
                                                 -------------------
Total Fair Value                                  $455,088  $455,088
                                                 ===================



(a) Includes cumulative appreciation (depreciation) of futures as reported in the Portfolio of Investments. Only current day's variation margin is report within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                      STATEMENT OF     EQUITY
                                        OPERATIONS  CONTRACTS
                                          LOCATION       RISK      TOTAL
                                 Net realized gain
Futures Contracts   (loss) on futures transactions   $168,203  $168,203
                                                    --------------------
Total Realized
  Gain                                               $168,203  $ 168,203
                                                    ====================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                    STATEMENT OF     EQUITY
                                      OPERATIONS  CONTRACTS
                                        LOCATION       RISK    TOTAL
                        Net change in unrealized
                     appreciation (depreciation)
Futures Contracts           on futures contracts   $926,606  $926,606
                                                  -------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                                   $926,606  $926,606
                                                  ===================





                                                   mainstayinvestments.com    23

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                      EQUITY
                                   CONTRACTS  TOTAL
                                        RISK  RISK
Futures Contracts (2)                    224    224
                                   ================



(1) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.25% up to $1 billion, 0.225% from $1 billion to $3 billion and 0.20% in excess of $3 billion. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.19% up to $1 billion, to 0.165% from $1 billion to $3 billion and to 0.14% in excess of $3 billion. The Fund also pays the Manager a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows:
0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.21% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.02% of the Fund's average daily net assets which was previously provided by New York Life Investment Management LLC under a separate fund accounting agreement.

Additionally, effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Class A shares of the Fund so that the class' total ordinary operating expenses do not exceed 0.60% of the average daily net assets. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments.

At the December 15, 2010, Board of Trustees meeting, the Board approved an extension of the current written expense limitation agreement through February 28, 2012.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $612,568 and waived/reimbursed its fees in the amount of $572,808.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAV, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan, (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund, for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $10 for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, amounted to $504,199.

(E) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $8,055.


24    MainStay Equity Index Fund

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

                    ACCUMULATED          OTHER        UNREALIZED           TOTAL
  ORDINARY    CAPITAL AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
    INCOME          GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$3,061,220         $(21,147,597)           $--       $87,219,869     $69,133,492
--------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals, mark to market on futures contracts, real estate investment trusts ("REITs") basis adjustments, and class action payment basis adjustment.

The following table discloses the current year reclassifications between undistributed net investment and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2010 are not affected.

                              ACCUMULATED
UNDISTRIBUTED NET       UNDISTRIBUTED NET
      INVESTMENT     REALIZED GAIN (LOSS)         ADDITIONAL
    INCOME (LOSS)          ON INVESTMENTS    PAID-IN CAPITAL
         $(28,116)                $28,116                 $--
-------------------------------------------------------------



The reclassifications for the Fund are primarily due to return of capital and capital gain distributions from REITs.

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $21,147,597 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS         CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2011               17,854
           2012                3,294
---------------------------------- ------
          Total              $21,148
---------------------------------- ------



The Fund utilized $12,128,188 of capital loss carryforwards during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010       2009
Distributions paid from:
  Ordinary Income              $3,930,323  $5,950,646
-----------------------------------------------------



NOTE 5-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 7-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $10,951 and $41,964, respectively.

NOTE 8-CAPITAL SHARE TRANSACTIONS


                                SHARES         AMOUNT
Year ended October 31, 2010:
Shares sold                      5,253 (a)$    218,356
Shares issued to
  shareholders in
  reinvestment of dividends     (4,031)(a)   3,768,663
Shares redeemed               (946,519)(a) (43,050,196)
                              ------------------------
Net increase (decrease)       (945,297)   $(39,063,177)
                              ========================
Year ended October 31, 2009:
Shares sold                      4,280 (a)$    385,343
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            184,978 (a)   5,718,581
Shares redeemed               (992,533)(a) (32,712,323)
                              ------------------------
Net increase (decrease)       (803,275)   $(26,608,399)
                              ========================



(a) Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 13, 2010. (See Note 2(C))

NOTE 9-GUARANTEE

NYLIFE, a wholly-owned subsidiary of New York Life, has guaranteed unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the NAV of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially

                                                   mainstayinvestments.com    25
paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount and the net asset value of that share as of the close of business on the Guarantee Date. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note 3). Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. During the year ended October 31, 2010, NYLIFE made payments directly to shareholders totaling $6,572,863 related to the Guarantee.

NOTE 10-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified other than the extension of the written expense limitation agreement as disclosed in Note 3(A) to these financial statements.


26    MainStay Equity Index Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Equity Index Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Equity Index Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


                                                   mainstayinvestments.com    27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Equity Index Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MSI as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MSI's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MSI provides to the Fund. The Board evaluated MSI's experience in serving as subadviser to the Fund and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio

28    MainStay Equity Index Fund
managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including
MSI) due to their relationships with the Fund supported the Board's determination to approve the Agreements.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules

                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)




of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


30    MainStay Equity Index Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2010, the Fund designated approximately $4,324,489 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    31

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


32    MainStay Equity Index Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    33

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


34    MainStay Equity Index Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


36    MainStay Equity Index Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO21193 MS333-10                                         MSEI11-12/10
                                                                              06

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY GLOBAL HIGH INCOME FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       16
---------------------------------------------
Notes to Financial Statements              23
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            33
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  34
---------------------------------------------
Federal Income Tax Information             37
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        37
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       37
---------------------------------------------
Board Members and Officers                 38
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)

(LINE GRAPH)

                      MAINSTAY GLOBAL
                        HIGH INCOME         JPMORGAN EMBI
                         FUND CLASS      GLOBAL DIVERSIFIED
                          B SHARES              INDEX
                      ---------------    ------------------
10/31/00                   10000                10000
10/31/01                   10728                11188
10/31/02                   12078                12286
10/31/03                   15905                15222
10/31/04                   18031                17122
10/31/05                   19946                19135
10/31/06                   22114                20985
10/31/07                   23725                22605
10/31/08                   17338                18033
10/31/09                   25606                25527
10/31/10                   30242                30139




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 4.5% Initial Sales Charge                     With sales charges          13.59%        8.48%
                                                                                  Excluding sales charges     18.95         9.49
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 4.5% Initial Sales Charge                     With sales charges          13.73         8.59
                                                                                  Excluding sales charges     19.09         9.59
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges          13.11         8.39
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges     18.11         8.68
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges          17.20         8.70
                            if Redeemed Within One Year of Purchase               Excluding sales charges     18.20         8.70
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                   19.48         9.87
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      12.01%       1.57%
                              12.52        1.57
-------------------------------------------------
Class A Shares                12.06        1.40
                              12.58        1.40
-------------------------------------------------
Class B Shares                11.70        2.32
                              11.70        2.32
-------------------------------------------------
Class C Shares                11.71        2.31
                              11.71        2.31
-------------------------------------------------
Class I Shares(4)             12.86        1.12
-------------------------------------------------









1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class I shares, first offered on August 31, 2007, includes the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                             ONE      FIVE      TEN
                                                 YEAR     YEARS     YEARS
JPMorgan EMBI Global Diversified Index(5)       18.06%    9.82%    11.66%
-------------------------------------------------------------------------
Average Lipper Emerging Markets Debt Fund(6)    17.05     8.84     12.00
-------------------------------------------------------------------------







5. The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6. The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.



THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,096.60        $ 7.19         $1,018.30         $ 6.92
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,097.80        $ 6.56         $1,019.00         $ 6.31
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,093.30        $11.13         $1,014.60         $10.71
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,093.20        $11.13         $1,014.60         $10.71
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,099.10        $ 5.29         $1,020.20         $5.09
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.36% for Investor Class, 1.24% for Class A, 2.11% for Class B and Class C and 1.00% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

Government & Federal Agencies                   63.8
Corporate Bonds                                 32.1
Short-Term Investment                            3.3
Other Assets, Less Liabilities                   0.8
Futures Contracts Short                         (0.0)




See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  Republic of Indonesia, 5.875%-6.625%, due 3/13/20-2/17/37
    2.  Republic of Turkey, 6.75%-16.00%, due 3/7/12-5/30/40
    3.  Gaz Capital S.A. for Gazprom, 9.25%, due 4/23/19
    4.  Republic of Argentina, 2.50%-8.28%, due 12/31/33-12/31/38
    5.  Ukraine Government, 6.75%-7.75%, due 6/11/13-9/23/20

    6.  Russian Federation, 7.50%, due 3/31/30
    7.  Republic of Panama, 6.70%-9.375%, due 9/30/27-1/26/36
    8.  Republic of Venezuela, 6.00%-9.25%, due 12/9/20-5/7/28
    9.  Republic of El Salvador, 7.375%-8.25%, due 12/1/19-6/15/35
   10.  Republic of Philippines, 4.95%-9.50%, due 1/15/21-2/2/30





8    MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

Questions answered by portfolio managers Gary Goodenough, James Ramsay, CFA, and Howard Booth of MacKay Shields LLC, the Fund's Subadvisor.

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Global High Income Fund returned 18.95% for Investor Class shares, 19.09% for Class A shares, 18.11% for Class B shares and 18.20% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 19.48%. All share classes outperformed the 17.05% return of the average Lipper(1) emerging markets debt fund and the 18.06% return of the JPMorgan EMBI Global Diversified Index(2) for the 12 months ended October 31, 2010. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund outperformed the JPMorgan EMBI Global Diversified Index during the reporting period by adding performance potential through exposure to corporate bonds and local currencies. High-quality corporate bonds and quasi-sovereign bonds (bonds that may have implicit backing by a foreign government) added substantial yield and benefited the Fund while the market traded in a relatively limited range. As the Federal Reserve held down yields, volatility was dampened. This tended to make corporate bonds and currencies more appealing to investors.

WHAT WAS THE FUND'S DURATION(3) STRATEGY AND WHAT IMPACT DID THIS HAVE ON THE FUND'S PERFORMANCE?

We sold U.S. Treasury futures because of recent Federal Reserve actions that we felt would ultimately increase inflation fears. This decision detracted modestly from the Fund's results, as interest rates declined during the reporting period.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

Slower economic growth and unprecedented monetary and fiscal stimulus led the Fund to maintain an overweight exposure to credit and currency risk. The extra yield generated from this positioning was a major contributor to the Fund's outperformance of the JPMorgan EMBI Global Diversified Index.

HOW WAS THE FUND AFFECTED BY SHIFTING CURRENCY VALUES DURING THE REPORTING
PERIOD?

The Fund held varying exposures to foreign currencies. Doing so contributed modestly to performance during the reporting period.

WHICH SECTORS OR SECURITIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS OR SECURITIES WERE THE WEAKEST CONTRIBUTORS?

The Fund's outperformance stemmed from our focus on the longer end of the yield curve, as longer-term securities offered higher rates than their short-term counterparts. The Fund also benefitted from the flattening of the yield curve as U.S. Treasury rates declined. The combination of slower growth and direct buying from the Federal Reserve put downward pressure on spreads(4) and yields. Corporate bonds, bonds denominated in local currencies and longer-dated securities were the strongest contributors to the Fund's performance.

DURING THE REPORTING PERIOD, WHICH COUNTRIES WERE SIGNIFICANT CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH COUNTRIES WERE WEAK?

The Fund benefited from buying securities from Argentina rather than Venezuela, buying securities from Indonesia rather than the Philippines, and underweighting Eastern Europe. Fund holdings from producers in Russia and Venezuela were a drag on overall performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund benefited by maintaining an overweight exposure relative to the JPMorgan EMBI Global Diversified Index in Argentine debt, which was purchased during the reporting period. During the reporting period, the Fund also purchased Belize and Ivory Coast sovereign bonds and Brazilian local-currency forwards. Significant sales included Treasury futures used to manage duration and currency futures used to manage currency exposure.

HOW DID THE FUND'S SECTOR OR REGIONAL WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the second half of the reporting period, we increased the Fund's out-of-index exposures to corporate bonds and Caribbean and Middle East sovereign bonds.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the Fund maintained an overweight positions relative to the JPMorgan EMBI Global Diversified Index in corporate bonds and had overweight foreign exchange exposure. From a geographic perspective, the Fund was overweight relative to the benchmark in Indonesia, Brazil, Argentina and Russia.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9

As of the same date, the Fund was underweight Venezuela and Eastern Europe. The Fund's positioning in Eastern Europe reflected our concern about sensitivity to the European periphery. While we continued to expect volatility as 2010 draws to a close, we believed that efforts by European authorities are likely to be successful.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS(+++) OCTOBER 31, 2010


                                                        PRINCIPAL
                                                           AMOUNT         VALUE
LONG-TERM BONDS 95.9%+
CORPORATE BONDS 32.1%
-------------------------------------------------------------------------------

BERMUDA 1.4%
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (a)(b)                          $   985,000  $         99
  8.00%, due 12/23/11 (a)(b)(c)                           500,000            50
Citic Resources Finance, Ltd.
  6.75%, due 5/15/14 (c)                                1,475,000     1,554,281
Noble Group, Ltd.
  6.75%, due 1/29/20 (c)                                3,000,000     3,335,073
                                                                   ------------
                                                                      4,889,503
                                                                   ------------

BRAZIL 2.2%
CSN Resources S.A.
  6.50%, due 7/21/20 (c)                                3,000,000     3,243,750
Itau Unibanco Holding S.A.
  6.20%, due 4/15/20 (c)                                2,000,000     2,111,990
Voto-Votorantim, Ltd.
  6.75%, due 4/5/21 (c)                                 2,000,000     2,202,500
                                                                   ------------
                                                                      7,558,240
                                                                   ------------

CAYMAN ISLANDS 4.4%
ADCB Finance Cayman, Ltd.
  4.75%, due 10/8/14 (c)                                1,700,000     1,735,234
Braskem Finance, Ltd.
  7.00%, due 5/7/20 (c)                                 3,000,000     3,222,000
CCL Finance, Ltd.
  9.50%, due 8/15/14 (c)                                2,500,000     2,915,625
Gol Finance
  9.25%, due 7/20/20 (c)                                2,000,000     2,100,000
Independencia International, Ltd.
  Series Reg S
  12.00%, due 12/30/16                                    224,111         6,724
Odebrecht Finance, Ltd.
  7.00%, due 4/21/20 (c)                                3,000,000     3,292,500
Vale Overseas, Ltd.
  6.875%, due 11/21/36                                  2,000,000     2,279,052
                                                                   ------------
                                                                     15,551,135
                                                                   ------------

COLOMBIA 1.0%
Ecopetrol S.A.
  7.625%, due 7/23/19                                   3,000,000     3,690,000
                                                                   ------------


INDIA 1.2%
ICICI Bank, Ltd.
  5.00%, due 1/15/16 (c)                                4,000,000     4,096,764
                                                                   ------------


JAMAICA 0.9%
KazMunaiGaz Finance Sub B.V.
  11.75%, due 1/23/15 (c)                               2,500,000     3,103,125
                                                                   ------------

LUXEMBOURG 5.5%
ALROSA Finance S.A.
  7.75%, due 11/3/20 (c)                                4,000,000     4,030,000
  Series Reg S
  8.875%, due 11/17/14                                  1,500,000     1,653,750
X  Gaz Capital S.A. for Gazprom
  Series Reg S
  9.25%, due 4/23/19                                    9,950,000    12,338,000
TNK-BP Finance S.A.
  7.25%, due 2/2/20 (c)                                 1,000,000     1,095,000
                                                                   ------------
                                                                     19,116,750
                                                                   ------------

MEXICO 2.2%
Controladora Mabe S.A. C.V.
  7.875%, due 10/28/19 (c)                              1,600,000     1,832,000
  7.875%, due 10/28/19                                  1,160,000     1,328,200
Grupo Petrotemex S.A. de C.V.
  9.50%, due 8/19/14 (c)                                4,150,000     4,601,312
                                                                   ------------
                                                                      7,761,512
                                                                   ------------

NETHERLANDS 1.9%
Majapahit Holding B.V.
  8.00%, due 8/7/19 (c)                                 4,500,000     5,585,625
Paiton Energy Funding B.V.
  9.34%, due 2/15/14                                    1,055,895     1,111,329
                                                                   ------------
                                                                      6,696,954
                                                                   ------------

QATAR 1.2%
Qatari Diar Finance QSC
  5.00%, due 7/21/20 (c)                                4,000,000     4,186,548
                                                                   ------------


RUSSIA 0.6%
BOM Capital PLC
  6.699%, due 3/11/15 (c)                               2,000,000     2,020,000
                                                                   ------------


TRINIDAD AND TOBAGO 1.4%
Petroleum Co. of Trinidad & Tobago, Ltd.
  9.75%, due 8/14/19 (c)                                3,840,000     4,786,560
                                                                   ------------


UNITED ARAB EMIRATES 1.9%
Abu Dhabi National Energy Co.
  6.25%, due 9/16/19 (c)                                4,600,000     4,904,373
  7.25%, due 8/1/18 (c)                                 1,425,000     1,607,767
                                                                   ------------
                                                                      6,512,140
                                                                   ------------

UNITED STATES 6.3%
AgriBank FCB
  9.125%, due 7/15/19                                   5,300,000     6,586,962
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                   2,100,000     2,160,033


+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest issuers held, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
LONG-TERM BONDS (CONTINUED)

UNITED STATES (CONTINUED)
Frontier Communications Corp.
  8.75%, due 4/15/22                                  $ 4,000,000  $  4,650,000
Harley-Davidson Funding Corp.
  6.80%, due 6/15/18 (c)                                2,300,000     2,501,123
Rohm & Haas Co.
  7.85%, due 7/15/29                                    5,400,000     6,068,169
                                                                   ------------
                                                                     21,966,287
                                                                   ------------
Total Corporate Bonds
  (Cost $103,716,154)                                               111,935,518
                                                                   ------------


GOVERNMENT & FEDERAL AGENCIES 63.8%
-------------------------------------------------------------------------------


ARGENTINA 4.9%
Provincia de Buenos Aires
  11.75%, due 10/5/15 (c)                               2,000,000     2,030,000
Provincia de Cordoba
  12.375%, due 8/17/17 (c)                              3,000,000     3,142,500
X  Republic of Argentina
  2.50%, due 12/31/38                                  17,360,000     7,950,880
  8.28%, due 12/31/33                                   4,034,356     3,826,587
                                                                   ------------
                                                                     16,949,967
                                                                   ------------

BAHAMAS 0.9%
Commonwealth of the Bahamas
  6.95%, due 11/20/29 (c)                               3,000,000     3,240,000
                                                                   ------------


BAHRAIN 1.5%
Kingdom of Bahrain
  5.50%, due 3/31/20 (c)                                5,000,000     5,268,440
                                                                   ------------


BARBADOS 0.6%
Barbados Government
  7.00%, due 8/4/22 (c)                                 2,000,000     2,103,376
                                                                   ------------


BELIZE 0.8%
Belize Government
  Series Reg S
  6.00%, due 2/20/29                                    3,000,000     2,677,500
                                                                   ------------


BERMUDA 0.9%
Government of Bermuda
  5.603%, due 7/20/20 (c)                               3,000,000     3,269,700
                                                                   ------------


BRAZIL 2.7%
Brazil Federative Republic
  12.50%, due 1/5/16                                 B$ 5,000,000     3,406,752
Brazil Notas do Tesouro Nacional
  Series F
  10.00%, due 1/1/14                                 B$10,210,000     5,903,041
                                                                   ------------
                                                                      9,309,793
                                                                   ------------

CAYMAN ISLANDS 3.8%
Banco Bradesco S.A.
  5.90%, due 1/16/21 (c)                                5,500,000     5,630,625
Government of the Cayman Islands
  5.95%, due 11/24/19 (c)                               7,000,000     7,516,250
                                                                   ------------
                                                                     13,146,875
                                                                   ------------

CHILE 0.6%
Empresa Nacional del Petroleo
  5.25%, due 8/10/20 (c)                                2,000,000     2,110,256
                                                                   ------------


COLOMBIA 1.6%
Republic of Colombia
  6.125%, due 1/18/41                                   1,600,000     1,828,000
  8.125%, due 5/21/24                                   2,830,000     3,862,950
                                                                   ------------
                                                                      5,690,950
                                                                   ------------

CROATIA 1.0%
Republic of Croatia
  6.625%, due 7/14/20 (c)                               3,000,000     3,395,385
                                                                   ------------


DOMINICAN REPUBLIC 1.1%
Dominican Republic
  Series Reg S
  7.50%, due 5/6/21                                     3,500,000     4,007,500
                                                                   ------------


EGYPT 1.1%
Arab Republic of Egypt
  5.75%, due 4/29/20 (c)                                3,500,000     3,775,625
                                                                   ------------


EL SALVADOR 2.6%
X  Republic of El Salvador
  Series Reg S
  7.375%, due 12/1/19 (c)                               3,000,000     3,446,250
  7.65%, due 6/15/35                                    2,450,000     2,783,812
  8.25%, due 4/10/32 (c)                                1,550,000     1,838,688
  8.25%, due 4/10/32                                      900,000     1,067,625
                                                                   ------------
                                                                      9,136,375
                                                                   ------------

GABON 0.8%
Gabonese Republic
  8.20%, due 12/12/17 (c)                               2,200,000     2,642,750
                                                                   ------------




12    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

GHANA 0.8%
Republic of Ghana
  Series Reg S
  8.50%, due 10/4/17                                  $ 2,500,000  $  2,862,500
                                                                   ------------


INDONESIA 7.7%
X  Republic of Indonesia
  5.875%, due 3/13/20 (c)                              21,000,000    24,360,000
  6.625%, due 2/17/37 (c)                               2,000,000     2,432,600
                                                                   ------------
                                                                     26,792,600
                                                                   ------------

IVORY COAST 0.9%
Ivory Coast
  2.50%, due 12/31/32 (c)                               5,000,000     3,093,750
                                                                   ------------


JAMAICA 0.2%
Jamaica Government
  8.00%, due 6/24/19                                      650,000       667,062
                                                                   ------------


LITHUANIA 1.0%
Republic of Lithuania
  5.125%, due 9/14/17 (c)                               3,500,000     3,592,400
                                                                   ------------


MEXICO 2.2%
United Mexican States
  7.25%, due 12/15/16                                M$86,250,000     7,573,767
                                                                   ------------


NETHERLANDS 1.2%
Kazakhstan Temir Zholy Finance B.V.
  6.375%, due 10/6/20 (c)                             $ 1,000,000     1,045,000
WPE International Cooperatief UA
  10.375%, due 9/30/20 (c)                              3,000,000     2,985,000
                                                                   ------------
                                                                      4,030,000
                                                                   ------------

PANAMA 2.9%
X  Republic of Panama
  6.70%, due 1/26/36                                    3,058,000     3,842,377
  8.875%, due 9/30/27                                     920,000     1,373,100
  9.375%, due 4/1/29                                    3,252,000     4,991,820
                                                                   ------------
                                                                     10,207,297
                                                                   ------------

PHILIPPINES 2.4%
X  Republic of Philippines
  4.95%, due 1/15/21                                PHP44,000,000     1,086,383
  9.50%, due 2/2/30                                   $ 4,660,000     7,112,325
                                                                   ------------
                                                                      8,198,708
                                                                   ------------

RUSSIA 3.0%
X  Russian Federation
  7.50%, due 3/31/30                                    8,815,526    10,577,750
                                                                   ------------


SINGAPORE 0.1%
Bumi Investment Pte, Ltd.
  10.75%, due 10/6/17 (c)                                 500,000       521,665
                                                                   ------------


SOUTH AFRICA 1.6%
Republic of South Africa
  5.50%, due 3/9/20                                     5,000,000     5,662,500
                                                                   ------------


SRI LANKA 1.3%
Republic of Sri Lanka
  6.25%, due 10/4/20 (c)                                4,500,000     4,674,375
                                                                   ------------


THAILAND 1.1%
Bangkok Bank PCL
  4.80%, due 10/18/20 (c)                               3,750,000     3,707,850
                                                                   ------------


TURKEY 4.3%
X  Republic of Turkey
  6.75%, due 5/30/40                                    3,200,000     3,792,000
  7.375%, due 2/5/25                                    6,225,000     7,921,312
  16.00%, due 3/7/12                                YTL 4,050,000     3,124,290
                                                                   ------------
                                                                     14,837,602
                                                                   ------------

UKRAINE 3.9%
Financing of Inrastrucural Projects State
  Enterprise
  8.375%, due 11/3/17                                 $ 2,000,000     2,030,000
X  Ukraine Government
  6.75%, due 11/14/17 (c)                               3,200,000     3,152,320
  7.65%, due 6/11/13 (c)                                5,300,000     5,478,875
  7.75%, due 9/23/20 (c)                                3,000,000     3,030,000
                                                                   ------------
                                                                     13,691,195
                                                                   ------------

URUGUAY 0.3%
Republic of Uruguay
  6.875%, due 9/28/25                                     800,000       996,000
                                                                   ------------


VENEZUELA 2.7%
X  Republic of Venezuela
  6.00%, due 12/9/20                                    7,800,000     4,648,800
  Series Reg S
  9.25%, due 5/7/28                                     7,270,000     4,820,010
                                                                   ------------
                                                                      9,468,810
                                                                   ------------

VIETNAM 1.3%
Socialist Republic of Vietnam
  6.75%, due 1/29/20 (c)                                4,000,000     4,540,000
                                                                   ------------
Total Government & Federal Agencies
  (Cost $196,887,104)                                               222,420,323
                                                                   ------------
Total Long-Term Bonds
  (Cost $300,603,258)                                               334,355,841
                                                                   ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                                        PRINCIPAL
                                                           AMOUNT         VALUE

SHORT-TERM INVESTMENT 3.3%
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT 3.3%
State Street Bank and Trust Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity $11,689,468
  (Collateralized by a United States Treasury Note
  with a rate of 3.125% and a maturity date of
  4/30/17, with a Principal Amount of $10,875,000
  and a Market Value of $11,923,350)                  $11,689,459  $ 11,689,459
                                                                   ------------
Total Short-Term Investment
  (Cost $11,689,459)                                                 11,689,459
                                                                   ------------
Total Investments
  (Cost $312,292,717) (f)                                    99.2%  346,045,300
Other Assets, Less Liabilities                                0.8     2,721,447
                                                    -------------  ------------

Net Assets                                                  100.0% $348,766,747
                                                    =============  ============




                              CONTRACTS        UNREALIZED
                                  SHORT  DEPRECIATION (D)
FUTURES CONTRACTS (0.0%)++
---------------------------------------------------------

United States Treasury Note
  December 2010 (10 Year)
  (e)                            (60)            $(43,900)
                                                 --------
Total Futures Contracts
  (Settlement Value
  $7,576,875)                                    $(43,900)
                                                 ========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Issue in default.
(b)  Illiquid security. The total market value
     of these securities at October 31, 2010
     is $149, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2010.
(e)  At October 31, 2010, cash in the amount
     of $84,000 is on deposit with broker for
     futures transactions.
(f)  At October 31, 2010, cost is $312,667,225
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $37,210,518
Gross unrealized depreciation       (3,832,443)
                                   -----------
Net unrealized appreciation        $33,378,075
                                   ===========



The following abbreviations are used in the above portfolio:

B$--Brazilian Real

M$--Mexican Peso

PHP--Philippine Peso

YTL--Turkish Lira

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Corporate Bonds                                          $--  $111,935,518           $--  $111,935,518
  Government & Federal Agencies                             --   222,420,323            --   222,420,323
                                                           ---  ------------           ---  ------------
Total Long-Term Bonds                                       --   334,355,841            --   334,355,841
                                                           ---  ------------           ---  ------------
Short-Term Investment
  Repurchase Agreement                                      --    11,689,459            --    11,689,459
                                                           ---  ------------           ---  ------------
Total Investments in Securities                             --   346,045,300            --   346,045,300
                                                           ---  ------------           ---  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (b)                    --        78,317            --        78,317
                                                           ---  ------------           ---  ------------
Total Investments in Securities and Other
  Financial Instruments                                    $--  $346,123,617           $--  $346,123,617
                                                           ===  ============           ===  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)


14    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LIABILITY VALUATION INPUTS

                                                           QUOTED
                                                        PRICES IN
                                                           ACTIVE  SIGNIFICANT
                                                      MARKETS FOR        OTHER   SIGNIFICANT
                                                        IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                           ASSETS       INPUTS        INPUTS
 DESCRIPTION                                            (LEVEL 1)    (LEVEL 2)     (LEVEL 3)      TOTAL
Other Financial Instruments
  Futures Contracts Short (a)                            $(43,900)   $      --           $--  $ (43,900)
  Foreign Currency Forward Contracts (b)                       --     (311,867)           --   (311,867)
                                                         --------    ---------           ---  ---------
Total Other Financial Instruments                        $(43,900)   $(311,867)          $--  $(355,767)
                                                         ========    =========           ===  =========




(a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts (See Note 5.)

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $312,292,717)      $346,045,300
Cash denominated in foreign
  currencies (identified cost
  $525,575)                                540,877
Cash collateral on deposit at broker        84,000
Receivables:
  Interest                               5,009,012
  Fund shares sold                       2,649,525
  Investment securities sold             2,098,692
Other assets                                48,849
Unrealized appreciation on foreign
  currency forward contracts                78,317
                                      ------------
     Total assets                      356,554,572
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased        6,038,960
  Fund shares redeemed                     368,636
  Manager (See Note 3)                     205,980
  NYLIFE Distributors (See Note 3)         133,056
  Transfer agent (See Note 3)               96,623
  Shareholder communication                 30,563
  Variation margin on futures
     contracts                              25,313
  Professional fees                         21,711
  Custodian                                  4,519
  Trustees                                     885
Accrued expenses                             2,344
Dividend payable                           547,368
Unrealized depreciation on foreign
  currency forward contracts               311,867
                                      ------------
     Total liabilities                   7,787,825
                                      ------------
Net assets                            $348,766,747
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $    281,679
Additional paid-in capital             309,779,161
                                      ------------
                                       310,060,840
Undistributed net investment income      1,011,637
Accumulated net realized gain on
  investments, futures transactions
  and foreign currency transactions      4,198,298
Net unrealized appreciation on
  investments and futures contracts     33,708,683
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               (212,711)
                                      ------------
Net assets                            $348,766,747
                                      ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 21,833,751
                                      ============
Shares of beneficial interest
  outstanding                            1,747,511
                                      ============
Net asset value per share
  outstanding                         $      12.49
Maximum sales charge (4.50% of
  offering price)                             0.59
                                      ------------
Maximum offering price per share
  outstanding                         $      13.08
                                      ============
CLASS A
Net assets applicable to outstanding
  shares                              $159,834,254
                                      ============
Shares of beneficial interest
  outstanding                           12,867,782
                                      ============
Net asset value per share
  outstanding                         $      12.42
Maximum sales charge (4.50% of
  offering price)                             0.59
                                      ------------
Maximum offering price per share
  outstanding                         $      13.01
                                      ============
CLASS B
Net assets applicable to outstanding
  shares                              $ 27,313,621
                                      ============
Shares of beneficial interest
  outstanding                            2,224,701
                                      ============
Net asset value and offering price
  per share outstanding               $      12.28
                                      ============
CLASS C
Net assets applicable to outstanding
  shares                              $ 87,597,428
                                      ============
Shares of beneficial interest
  outstanding                            7,129,350
                                      ============
Net asset value and offering price
  per share outstanding               $      12.29
                                      ============
CLASS I
Net assets applicable to outstanding
  shares                              $ 52,187,693
                                      ============
Shares of beneficial interest
  outstanding                            4,198,581
                                      ============
Net asset value and offering price
  per share outstanding               $      12.43
                                      ============





16    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest                            $19,271,909
                                      -----------
EXPENSES
  Manager (See Note 3)                  1,980,771
  Distribution/Service--Investor
     Class (See Note 3)                    48,109
  Distribution/Service--Class A (See
     Note 3)                              334,754
  Distribution/Service--Class B (See
     Note 3)                              258,490
  Distribution/Service--Class C (See
     Note 3)                              714,900
  Transfer agent (See Note 3)             557,689
  Registration                             93,660
  Professional fees                        91,019
  Shareholder communication                71,711
  Custodian                                65,017
  Trustees                                  9,774
  Miscellaneous                            14,474
                                      -----------
     Total expenses                     4,240,368
                                      -----------
Net investment income                  15,031,541
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
-------------------------------------------------
Net realized gain (loss) on:
  Security transactions                12,058,949
  Futures transactions                   (299,908)
  Foreign currency transactions         1,086,027
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                12,845,068
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          20,136,311
  Futures contracts                       (43,900)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                    111,825
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, futures contracts and
  foreign currency transactions        20,204,236
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    33,049,304
                                      -----------
Net increase in net assets resulting
  from operations                     $48,080,845
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $ 15,031,541  $  9,799,994
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions         12,845,068       (66,008)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency transactions         20,204,236    48,567,695
                              --------------------------
 Net increase in net assets
  resulting from operations     48,080,845    58,301,681
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class              (1,167,322)   (1,082,486)
    Class A                     (8,356,113)   (5,584,414)
    Class B                     (1,407,051)   (1,501,881)
    Class C                     (3,873,710)   (2,307,007)
    Class I                     (1,561,687)     (102,950)
                              --------------------------
 Total dividends to
  shareholders                 (16,365,883)  (10,578,738)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       158,458,944    88,487,380
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends     10,080,950     7,219,407
 Cost of shares redeemed       (75,554,151)  (40,279,078)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         92,985,743    55,427,709
                              --------------------------
    Net increase in net
     assets                    124,700,705   103,150,652
NET ASSETS
--------------------------------------------------------
Beginning of year              224,066,042   120,915,390
                              --------------------------
End of year                   $348,766,747  $224,066,042
                              ==========================
Undistributed net investment
 income at end of year        $  1,011,637  $  1,411,576
                              ==========================





18    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INVESTOR CLASS
                                     ------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                                                      THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $ 11.16        $  8.07           $ 11.27
                                     -------        -------           -------
Net investment income (a)               0.66           0.65              0.42
Net realized and unrealized gain
  (loss) on investments                 1.33           3.00             (3.23)
Net realized and unrealized gain on
  foreign currency transactions         0.05           0.13              0.02
                                     -------        -------           -------
Total from investment operations        2.04           3.78             (2.79)
                                     -------        -------           -------
Less dividends and distributions:
  From net investment income           (0.71)         (0.69)            (0.41)
  From net realized gain on
     investments                          --             --                --
                                     -------        -------           -------
Total dividends and distributions      (0.71)         (0.69)            (0.41)
                                     -------        -------           -------
Net asset value at end of period     $ 12.49        $ 11.16           $  8.07
                                     =======        =======           =======
Total investment return (c)            18.95%         48.62%           (25.54%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 5.65%          6.69%             5.79% ++
  Net expenses                          1.37%          1.49%             1.50% ++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                              1.37%          1.57%             1.53% ++
Portfolio turnover rate                   92%           133%               55%
Net assets at end of period (in
  000's)                             $21,834        $17,581           $12,662




                                                                      CLASS B
                                     -------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                       2010           2009           2008           2007           2006
Net asset value at beginning of
  period                             $ 10.97        $  7.94        $ 11.70        $ 11.72        $ 11.36
                                     -------        -------        -------        -------        -------
Net investment income (a)               0.56           0.57           0.56           0.58           0.60
Net realized and unrealized gain
  (loss) on investments                 1.32           2.96          (3.54)          0.23           0.58 (b)
Net realized and unrealized gain on
  foreign currency transactions         0.05           0.12           0.02           0.01           0.01
                                     -------        -------        -------        -------        -------
Total from investment operations        1.93           3.65          (2.96)          0.82           1.19
                                     -------        -------        -------        -------        -------
Less dividends and distributions:
  From net investment income           (0.62)         (0.62)         (0.57)         (0.58)         (0.83)
  From net realized gain on
     investments                          --             --          (0.23)         (0.26)            --
                                     -------        -------        -------        -------        -------
Total dividends and distributions      (0.62)         (0.62)         (0.80)         (0.84)         (0.83)
                                     -------        -------        -------        -------        -------
Net asset value at end of period     $ 12.28        $ 10.97        $  7.94        $ 11.70        $ 11.72
                                     =======        =======        =======        =======        =======
Total investment return (c)            18.11%         47.69%        (26.92%)         7.28%         10.87%(b)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 4.90%          5.98%          5.21%          4.95%          5.22%
  Net expenses                          2.12%          2.24%          2.20%          2.15%          2.15%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                              2.12%          2.32%          2.19%          2.12%          2.18%(e)
Portfolio turnover rate                   92%           133%            55%            30%            33%
Net assets at end of period (in
  000's)                             $27,314        $25,651        $21,006        $37,913        $43,136



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total investment return is not annualized.
(e)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.




20    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          CLASS A
      -------------------------------------------------------------------------------



                                   YEAR ENDED OCTOBER 31,
        2010              2009              2008             2007              2006

      $  11.09          $   8.02          $ 11.81          $  11.82          $  11.44
      --------          --------          -------          --------          --------
          0.67              0.66             0.67              0.67              0.69
          1.33              2.99            (3.59)             0.24              0.59 (b)
          0.05              0.12             0.02              0.01              0.01
      --------          --------          -------          --------          --------
          2.05              3.77            (2.90)             0.92              1.29
      --------          --------          -------          --------          --------

         (0.72)            (0.70)           (0.66)            (0.67)            (0.91)
            --                --            (0.23)            (0.26)               --
      --------          --------          -------          --------          --------
         (0.72)            (0.70)           (0.89)            (0.93)            (0.91)
      --------          --------          -------          --------          --------
      $  12.42          $  11.09          $  8.02          $  11.81          $  11.82
      ========          ========          =======          ========          ========
         19.09%            49.04%          (26.29%)            8.11%            11.75%(b)(e)

          5.77%             6.77%            6.08%             5.70%             5.97%
          1.25%             1.32%            1.34%             1.40%             1.40%
          1.25%             1.40%            1.37%             1.37%             1.43%(e)
            92%              133%              55%               30%               33%
      $159,834          $119,132          $59,843          $135,321          $121,810



                                        CLASS C
      ---------------------------------------------------------------------------
                                 YEAR ENDED OCTOBER 31,
        2010             2009             2008             2007             2006

      $ 10.98          $  7.95          $ 11.70          $ 11.72          $ 11.36
      -------          -------          -------          -------          -------
         0.56             0.56             0.57             0.58             0.60
         1.32             2.97            (3.54)            0.23             0.58 (b)
         0.05             0.12             0.02             0.01             0.01
      -------          -------          -------          -------          -------
         1.93             3.65            (2.95)            0.82             1.19
      -------          -------          -------          -------          -------

        (0.62)           (0.62)           (0.57)           (0.58)           (0.83)
           --               --            (0.23)           (0.26)              --
      -------          -------          -------          -------          -------
        (0.62)           (0.62)           (0.80)           (0.84)           (0.83)
      -------          -------          -------          -------          -------
      $ 12.29          $ 10.98          $  7.95          $ 11.70          $ 11.72
      =======          =======          =======          =======          =======
        18.20%           47.50%          (26.83%)           7.28%           10.87%(b)(e)

         4.89%            5.85%            5.22%            4.95%            5.22%
         2.12%            2.23%            2.19%            2.15%            2.15%
         2.12%            2.31%            2.20%            2.12%            2.18%(e)
           92%             133%              55%              30%              33%
      $87,597          $57,731          $27,377          $45,786          $39,176




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             CLASS I
                                     -------------------------------------------------------
                                                                                  AUGUST 31,
                                                                                    2007**
                                                                                   THROUGH
                                            YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                       2010          2009           2008             2007
Net asset value at beginning of
  period                             $ 11.10        $ 8.02        $ 11.81           $11.26
                                     -------        ------        -------           ------
Net investment income (a)               0.69          0.66           0.69             0.11
Net realized and unrealized gain
  (loss) on investments                 1.34          3.01          (3.58)            0.52
Net realized and unrealized gain on
  foreign currency transactions         0.05          0.13           0.02             0.04
                                     -------        ------        -------           ------
Total from investment operations        2.08          3.80          (2.87)            0.67
                                     -------        ------        -------           ------
Less dividends and distributions:
  From net investment income           (0.75)        (0.72)         (0.69)           (0.12)
  From net realized gain on
     investments                          --            --          (0.23)              --
                                     -------        ------        -------           ------
Total dividends and distributions      (0.75)        (0.72)         (0.92)           (0.12)
                                     -------        ------        -------           ------
Net asset value at end of period     $ 12.43        $11.10        $  8.02           $11.81
                                     =======        ======        =======           ======
Total investment return (b)            19.48%        49.31%        (26.11%)           5.95%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 5.89%         6.32%          6.28%            6.12%++
  Net expenses                          1.00%         1.12%          1.14%            1.15%++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                              1.00%         1.12%          1.15%            0.99%++
Portfolio turnover rate                   92%          133%            55%              30%
Net assets at end of period (in
  000's)                             $52,188        $3,972        $    27           $   57




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total investment return is not annualized.




22    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Global High Income Fund (the "Fund"), a non-diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to provide maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than a diversified fund in a particular issuer. This may make the Fund more susceptible than a diversified fund to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and

                                                   mainstayinvestments.com    23
electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2010, foreign equity securities held by the Fund were not fair valued.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be some what subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more

24    MainStay Global High Income Fund
likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the

                                                   mainstayinvestments.com    25
proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) SWAP AGREEMENTS. The Fund may enter into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes ("hedge protection"). In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The Fund intends to minimize the risk and use the liquidity advantage by generally not having a duration on the swap of more than one calendar quarter.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. The Fund did not invest in swaps during the year ended October 31, 2010.

(L) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The

26    MainStay Global High Income Fund

Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(M) CONCENTRATION OF RISK. The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2010:

ASSET DERIVATIVES

                                             STATEMENT OF      FOREIGN
                                               ASSETS AND     EXCHANGE    INTEREST
                                              LIABILITIES    CONTRACTS        RATE
                                                 LOCATION         RISK        RISK      TOTAL
Forward Contracts                              Unrealized
                                             appreciation
                                        (depreciation) on
                                         foreign currency
                                        forward contracts      $78,317    $     --    $78,317
                                                             --------------------------------
Total Fair Value                                               $78,317         $--    $78,317
                                                             ================================



LIABILITY DERIVATIVES

                                            STATEMENT OF      FOREIGN
                                              ASSETS AND     EXCHANGE    INTEREST
                                             LIABILITIES    CONTRACTS        RATE
                                                LOCATION         RISK        RISK        TOTAL
Futures Contracts (a)                                Net
                                      Assets--Unrealized
                                            appreciation
                                       (depreciation) on
                                         investments and
                                       futures contracts    $      --    $(43,900)   $ (43,900)
Forward Contracts                             Unrealized
                                            appreciation
                                       (depreciation) on
                                        foreign currency
                                       forward contracts     (311,867)         --     (311,867)
                                                            ----------------------------------
Total Fair Value                                            $(311,867)   $(43,900)   $(355,767)
                                                            ==================================



(a) Includes cumulative appreciation (depreciation) of futures contracts which is reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.


                                                   mainstayinvestments.com    27

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                                              FOREIGN
                                            STATEMENT OF     EXCHANGE     INTEREST
                                              OPERATIONS    CONTRACTS         RATE
                                                LOCATION         RISK         RISK        TOTAL
Futures Contracts                      Net realized gain
                                       (loss) on futures
                                            transactions     $     --    $(299,908)   $(299,908)
Forward Contracts                      Net realized gain
                                       (loss) on foreign
                                                currency
                                            transactions      889,176           --      889,176
                                                            -----------------------------------
Total Realized Gain (Loss)                                   $889,176    $(299,908)   $ 589,268
                                                            ===================================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                               FOREIGN
                                             STATEMENT OF     EXCHANGE    INTEREST
                                               OPERATIONS    CONTRACTS        RATE
                                                 LOCATION         RISK        RISK       TOTAL
Futures Contracts                           Net change in
                                               unrealized
                                             appreciation
                                        (depreciation) on
                                        futures contracts      $    --    $(43,900)   $(43,900)
Forward Contracts                           Net change in
                                               unrealized
                                             appreciation
                                        (depreciation) on
                                     translation of other
                                               assets and
                                           liabilities in
                                       foreign currencies
                                     and foreign currency
                                        forward contracts       91,475          --      91,475
                                                             ---------------------------------
Total Change in Unrealized
  Appreciation (Depreciation)                                  $91,475    $(43,900)   $ 47,575
                                                             =================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                               FOREIGN
                                              EXCHANGE  INTEREST
                                             CONTRACTS      RATE
                                                  RISK      RISK         TOTAL
Futures Contracts Long (2)                          --        35            35
Futures Contracts Short (2)                         --       (38)          (38)
Forward Contracts Long (3)                $ 38,712,590        --  $ 38,712,590
Forward Contracts Short (3)               $(13,663,874)       --  $(13,663,874)
                                          ====================================



(1) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% up to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services furnished at an annual rate of the Fund's average net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate was 0.72% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.02% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares do not exceed 1.35% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expires on February 28, 2011. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale

28    MainStay Global High Income Fund
of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $1,980,771.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,840 and $77,281, respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $852, $27,505 and $21,158, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $ 51,963
-----------------------------------------------
Class A                                 205,271
-----------------------------------------------
Class B                                  69,831
-----------------------------------------------
Class C                                 192,943
-----------------------------------------------
Class I                                  37,681
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $7,408,155    4.6%
-------------------------------------------------
Class C                                429    0.0++
-------------------------------------------------
Class I                             34,757    0.1
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $9,801.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED
                  CAPITAL          OTHER        UNREALIZED           TOTAL
  ORDINARY      AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
    INCOME    GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$2,864,416     $3,036,475      $(547,368)      $33,352,384     $38,705,907
--------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals and mark to market on future contracts.

The other temporary differences are primarily due to dividends payable.


                                                   mainstayinvestments.com    29

The following table discloses the current year reclassifications between undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2010 are not affected.

                      ACCUMULATED
  UNDISTRIBUTED      NET REALIZED
 NET INVESTMENT    GAIN (LOSS) ON         ADDITIONAL
  INCOME (LOSS)       INVESTMENTS    PAID-IN CAPITAL
       $934,403         $(934,403)               $--
---------------------------------------- -----------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss).

The Fund utilized $7,068,796 of capital loss carryforwards during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010        2009
Distributions paid from:
  Ordinary Income             $16,365,883  $10,578,738
------------------------------------------------------



NOTE 5-FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS

As of October 31, 2010 the Fund held the following foreign currency forward contracts:

                                                                     CONTRACT         CONTRACT        UNREALIZED
                                                                       AMOUNT           AMOUNT     APPRECIATION/
                                           COUNTERPARTY             PURCHASED             SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
----------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar,
  expiring 11/4/10                  JPMorgan Chase Bank     CAD     5,000,000    USD 4,893,086        USD  9,019
----------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar,
  expiring 12/1/10                  JPMorgan Chase Bank     CAD     5,000,000        4,911,254           (12,175)
----------------------------------------------------------------------------------------------------------------
Clilean Peso vs. U.S. Dollar,
  expiring 11/22/10                 JPMorgan Chase Bank     CLP 2,000,000,000        4,135,222           (52,707)
----------------------------------------------------------------------------------------------------------------
Colombain Peso vs. U.S. Dollar,
  expiring 11/26/10                 JPMorgan Chase Bank     COP 5,500,000,000        3,024,970           (35,387)
----------------------------------------------------------------------------------------------------------------
Indian Rupee vs. U.S. Dollar,
  expiring 12/6/10                  JPMorgan Chase Bank     INR   200,000,000        4,467,277             1,778
----------------------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar,
  expiring 2/7/11                   JPMorgan Chase Bank    IDR 27,000,000,000        2,952,433            22,801
----------------------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar,
  expiring 2/9/11                   JPMorgan Chase Bank     IDR60,000,000,000        6,615,215            (5,744)
----------------------------------------------------------------------------------------------------------------
Malaysian Ringgit vs. U.S. Dollar,
  expiring 11/18/10                 JPMorgan Chase Bank     MYR    40,000,000       12,854,547           (12,659)
----------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. U.S. Dollar,
  expiring 11/8/10                  JPMorgan Chase Bank     NOK    50,000,000        8,588,800           (54,064)
----------------------------------------------------------------------------------------------------------------
Polish Zloty vs. U.S. Dollar,
  expiring 11/15/10                 JPMorgan Chase Bank     PLN    12,000,000        4,271,983           (65,425)
----------------------------------------------------------------------------------------------------------------
South African Rand vs. U.S.
  Dollar,
  expiring 11/8/10                  JPMorgan Chase Bank     ZAR    25,000,000        3,611,412           (45,862)
----------------------------------------------------------------------------------------------------------------
South Korean Won vs. U.S. Dollar,
  expiring 11/8/10                  JPMorgan Chase Bank     KRW 4,000,000,000        3,581,662           (27,844)
----------------------------------------------------------------------------------------------------------------
Yuan Renminbi vs. U.S. Dollar,
  expiring 11/16/10                 JPMorgan Chase Bank     CNY    25,000,000        3,715,815            32,819
----------------------------------------------------------------------------------------------------------------




                                                                     CONTRACT     CONTRACT        UNREALIZED
                                                                       AMOUNT       AMOUNT     APPRECIATION/
                                                                         SOLD    PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar,
  expiring 11/4/10                       JPMorgan Chase Bank    CAD 5,000,000    4,914,005            11,900
------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign
  currency forward contracts                                                                    USD (233,550)
------------------------------------------------------------------------------------------------------------





30    MainStay Global High Income Fund

As of October 31, 2010, the Fund held the following foreign currencies:

                                                          CURRENCY           COST          VALUE
Australian Dollar                                     AUD    1,108     USD    990     USD  1,086
------------------------------------------------------------------------------------------------
Euro                                                  EUR       69             95             97
------------------------------------------------------------------------------------------------
Mexican Peso                                         MXN 4,599,923        362,542        372,524
------------------------------------------------------------------------------------------------
Turkish Lira                                          YTL  239,781        161,948        167,170
------------------------------------------------------------------------------------------------
Total                                                                 USD 525,575    USD 540,877
------------------------------------------------------------------------------------------------



NOTE 6-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 8-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of U.S. Government securities were $1,910 and $1,930, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $350,219 and $257,113, respectively.

NOTE 9-CAPITAL SHARE TRANSACTIONS


 INVESTOR CLASS                                         SHARES        AMOUNT
Year ended October 31, 2010:
Shares sold                                            371,119  $  4,343,021
Shares issued to shareholders in reinvestment of
  dividends                                             98,368     1,138,845
Shares redeemed                                       (268,529)   (3,118,307)
                                                    ------------------------
Net increase (decrease) in shares outstanding
  before conversion                                    200,958     2,363,559
Shares converted into Investor Class (See Note 1)      137,320     1,594,288
Shares converted from Investor Class (See Note 1)     (166,602)   (1,955,870)
                                                    ------------------------
Net increase (decrease)                                171,676  $  2,001,977
                                                    ========================
Year ended October 31, 2009:
Shares sold                                            214,269  $  2,072,965
Shares issued to shareholders in reinvestment of
  dividends                                            110,654     1,051,399
Shares redeemed                                       (295,230)   (2,759,104)
                                                    ------------------------
Net increase (decrease) in shares outstanding
  before conversion                                     29,693       365,260
Shares converted into Investor Class (See Note 1)      123,684     1,163,206
Shares converted from Investor Class (See Note 1)     (147,335)   (1,531,293)
                                                    ------------------------
Net increase (decrease)                                  6,042  $     (2,827)
                                                    ========================



                                                   mainstayinvestments.com    31

 CLASS A                                                SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                                          7,292,426  $ 84,691,593

Shares issued to shareholders in reinvestment of
  dividends                                            453,214     5,225,014

Shares redeemed                                     (4,335,307)  (49,826,408)
                                                    ------------------------


Net increase (decrease) in shares outstanding
  before conversion                                  3,410,333    40,090,199

Shares converted into Class A (See Note 1)             360,595     4,178,468

Shares converted from Class A (See Note 1)             (29,994)     (356,670)

Shares converted from Class A (a)                   (1,610,930)  (17,881,323)
                                                    ------------------------


Net increase (decrease)                              2,130,004  $ 26,030,674
                                                    ========================


Year ended October 31, 2009:

Shares sold                                          4,886,173  $ 50,787,761

Shares issued to shareholders in reinvestment of
  dividends                                            372,136     3,540,480

Shares redeemed                                     (2,199,153)  (21,143,948)
                                                    ------------------------


Net increase (decrease) in shares outstanding
  before conversion                                  3,059,156    33,184,293

Shares converted into Class A (See Note 1)             270,327     2,699,414

Shares converted from Class A (See Note 1)             (50,745)     (476,185)
                                                    ------------------------


Net increase (decrease)                              3,278,738  $ 35,407,522
                                                    ========================



 CLASS B                                                SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                                            455,475  $  5,263,440

Shares issued to shareholders in reinvestment of
  dividends                                             98,048     1,113,582

Shares redeemed                                       (361,454)   (4,117,802)
                                                    ------------------------


Net increase (decrease) in shares outstanding
  before conversion                                    192,069     2,259,220

Shares converted from Class B (See Note 1)            (304,620)   (3,460,216)
                                                    ------------------------


Net increase (decrease)                               (112,551) $ (1,200,996)
                                                    ========================


Year ended October 31, 2009:

Shares sold                                            317,717  $  3,090,164

Shares issued to shareholders in reinvestment of
  dividends                                            128,574     1,195,355

Shares redeemed                                       (555,948)   (5,146,836)
                                                    ------------------------


Net increase (decrease) in shares outstanding
  before conversion                                   (109,657)     (861,317)

Shares converted from Class B (See Note 1)            (197,883)   (1,855,142)
                                                    ------------------------


Net increase (decrease)                               (307,540) $ (2,716,459)
                                                    ========================



 CLASS C                                                SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                                          2,685,921  $ 30,737,955

Shares issued to shareholders in reinvestment of
  dividends                                            174,967     1,995,386

Shares redeemed                                       (988,281)  (11,246,077)
                                                    ------------------------


Net increase (decrease)                              1,872,607  $ 21,487,264
                                                    ========================


Year ended October 31, 2009:

Shares sold                                          2,886,858  $ 29,096,911

Shares issued to shareholders in reinvestment of
  dividends                                            141,385     1,330,159

Shares redeemed                                     (1,216,447)  (11,146,418)
                                                    ------------------------


Net increase (decrease)                              1,811,796  $ 19,280,652
                                                    ========================



 CLASS I                                                SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                                          2,799,804  $ 33,422,935

Shares issued to shareholders in reinvestment of
  dividends                                             51,805       608,123

Shares redeemed                                       (620,282)   (7,245,557)
                                                    ------------------------


Net increase in shares outstanding before
  conversion                                         2,231,327    26,785,501

Shares converted into Class I (a)                    1,609,480    17,881,323
                                                    ------------------------


Net increase (decrease)                              3,840,807  $ 44,666,824
                                                    ========================


Year ended October 31, 2009:

Shares sold                                            352,539  $  3,439,579

Shares issued to shareholders in reinvestment of
  dividends                                              9,862       102,014

Shares redeemed                                         (7,951)      (82,772)
                                                    ------------------------


Net increase (decrease)                                354,450  $  3,458,821
                                                    ========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   - All Class B and C shares are ineligible for a voluntary conversion.

  These limitations do not impact any automatic conversion features described in
  Note 1 with respect to Investor Class, Class A and B shares.

  An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 10-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.


32    MainStay Global High Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


                                                   mainstayinvestments.com    33

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Global High Income Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields;
(ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields'

34    MainStay Global High Income Fund
willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board's determination to approve the Agreements.


                                                   mainstayinvestments.com    35

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)



EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


36    MainStay Global High Income Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    37

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


38    MainStay Global High Income Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    39

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


40    MainStay Global High Income Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


42    MainStay Global High Income Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO21140 MS333-10                                         MSGH11-12/10
                                                                              20

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY GOVERNMENT FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       15
---------------------------------------------
Notes to Financial Statements              21
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            28
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  29
---------------------------------------------
Federal Income Tax Information             32
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        32
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       32
---------------------------------------------
Board Members and Officers                 33
---------------------------------------------





--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)
(LINE GRAPH)

                      MAINSTAY GOVERNMENT    BARCLAYS CAPITAL
                           FUND CLASS         U.S. GOVERNMENT
                            B SHARES            BOND INDEX
                      -------------------    ----------------
10/31/00                     10000                 10000
                             11333                 11508
                             11777                 12245
                             11901                 12601
                             12248                 13210
                             12227                 13334
                             12667                 13944
                             13144                 14760
                             13461                 15767
                             14756                 16879
10/31/10                     15496                 18041




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 4.5% Initial Sales Charge                     With sales charges           0.91%        4.64%
                                                                                  Excluding sales charges      5.67         5.61
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 4.5% Initial Sales Charge                     With sales charges           1.05         4.71
                                                                                  Excluding sales charges      5.81         5.68
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges           0.02         4.52
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges      5.02         4.85
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges           4.02         4.85
                            if Redeemed Within One Year of Purchase               Excluding sales charges      5.02         4.85
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                    6.14         6.19
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      4.77%        1.34%
                              5.25         1.34
-------------------------------------------------
Class A Shares                4.80         1.21
                              5.29         1.21
-------------------------------------------------
Class B Shares                4.48         2.09
                              4.48         2.09
-------------------------------------------------
Class C Shares                4.48         2.09
                              4.48         2.09
-------------------------------------------------
Class I Shares(4)             5.70         0.97
-------------------------------------------------









1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class I shares, first offered on January 2, 2004, includes the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                              ONE      FIVE     TEN
                                                   YEAR    YEARS    YEARS
Barclays Capital U.S. Government Bond Index(5)    6.88%    6.23%    6.08%
-------------------------------------------------------------------------
Average Lipper General U.S. Government Fund(6)    7.12     5.44     5.25
-------------------------------------------------------------------------







5. The Barclays Capital U.S. Government Bond Index is comprised of publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. The Barclays Capital U.S. Government Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an Index.
6. The average Lipper general U.S. government fund is representative of funds that invest primarily in U.S. government and agency issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,042.50        $5.87          $1,019.50         $5.80
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,043.20        $5.30          $1,020.00         $5.24
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,038.70        $9.71          $1,015.70         $9.60
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,039.90        $9.72          $1,015.70         $9.60
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,045.30        $4.02          $1,021.30         $3.97
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.14% for Investor Class, 1.03% for Class A, 1.89% for Class B and Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

U.S. Government & Federal Agencies              86.7
Corporate Bonds                                  5.6
Short-Term Investment                            2.8
Mortgage-Backed Securities                       2.7
Asset-Backed Securities                          2.2
Municipal Bond                                   1.0
Other Assets, Less Liabilities                  (1.0)




See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  United States Treasury Notes, 1.50%, due 7/15/12
    2.  United States Treasury Bonds, 4.375%, due 5/15/40
    3.  United States Treasury Notes, 0.375%, due 8/31/12
    4.  United States Treasury Notes, 4.75%, due 8/15/17
    5.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 5.50%, due 6/1/33
    6.  Overseas Private Investment Corporation, 5.142%, due
        12/15/23
    7.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 4.50%, due 7/1/18
    8.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 4.50%, due 5/20/40
    9.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 5.50%, due 12/1/33
   10.  Tennessee Valley Authority, 4.65%, due 6/15/35





8    MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio managers Gary Goodenough and James Ramsay, CFA, of MacKay Shields LLC, the Fund's Subadvisor.

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Government Fund returned 5.67% for Investor Class shares, 5.81% for Class A shares, 5.02% for Class B shares and 5.02% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 6.14%. All share classes underperformed the 7.12% return of the average Lipper(1) general U.S. government fund and the 6.88% return of the Barclays Capital U.S. Government Bond Index(2) for the 12 months ended October 31, 2010. The Barclays Capital U.S. Government Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's underperformance of its peers and the Barclays Capital U.S. Government Bond Index resulted primarily from the Fund's shorter duration(3) relative to the benchmark as U.S. Treasury yields declined. Funds with longer durations had superior performance. Less exposure to Treasury inflation-protected securities (TIPS) than the Fund's Lipper peers may have also detracted from the Fund's relative results. TIPS rallied in the latter months of the reporting period when members of the monetary policy committee of the Federal Reserve noted concerns about low levels of inflation.

During the reporting period, the Fund also suffered relative to its peers because of its modest exposure (that is, less than 1% of total net assets) to securitizations of residential mortgages that do not conform to agency standards. These non-agency residential securitizations have been popular with many of the Fund's peers, even though the bonds are not government-related. In many instances, managers who were robust buyers of the product during 2006 and 2007 have chosen to hold the assets rather than sell into weak bids as the housing market faltered from 2008 onward. During the latter months of the reporting period, prices rebounded on strong technicals--or supply and demand factors--stemming from the attractiveness of loss-adjusted yields anticipated to be in the 5% to 8% range.

On the positive side, the Fund gained from its heavier commitment to higher-coupon mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae.

DURING THE REPORTING PERIOD, HOW WAS THE FUND'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

We used U.S. Treasury futures early in the reporting period to influence the yield-curve positioning(4) of the Fund. Specifically, the Treasury futures introduced a bias in the Fund toward a flattening of the yield spread(5) between the two-year and the 10-year segments of the U.S. Treasury curve. The trade proved too early and ran counter to the direction of yield curve changes at the time, and after several months, we reversed the trade. We later reestablished the flattening bias by redistributing the Fund's allocation of bond maturities across the yield curve. At that juncture, the trade had a positive effect, as investors expressed a willingness to purchase securities with longer maturities for higher yield as long as inflationary pressures remained subdued.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The Fund normally maintained an intermediate duration near 4.0 years, making modest technical adjustments depending on the direction we felt interest rates were likely to move over the near- to medium-term. Given the decline in U.S. Treasury yields during the second half of the reporting period, peer funds with longer durations performed better.

Lower mortgage rates make outstanding loans easier to refinance, and the durations of mortgage-backed securities usually shorten as mortgage rates follow Treasury yields lower. We often allow the Fund's duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasury securities. Given the vagaries of Treasury yields, this approach typically avoids counterproductive actions where we swiftly react to rate changes and are then obliged to rapidly reverse the trade if Treasury yields turn around abruptly. In this instance, however, the strategy slowed performance, as lower yields persisted during the second half of the reporting period. To moderate this effect, we lengthened the Fund's duration by half a year toward the end of the reporting period.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

Tighter underwriting standards limited refinancing opportunities, even for homeowners with pristine credit and substantial equity in their homes. We expected the absence of credit availability to slow principal payment rates from loans that were issued

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Government Bond Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9
from 2003 through 2005, and this gave us confidence to emphasize higher-coupon mortgage-backed securities originated prior to 2006.

The pending Basel III accords,(6) which establish international standards for bank capitalization, retained a differential between the risk weighting for Ginnie Mae mortgage-backed securities and mortgage-backed issues from Fannie Mae and Freddie Mac. The risk-weighting decision renewed the attractiveness of Ginnie Mae mortgages for overseas investors. We expected Ginnie Mae mortgage-backed securities to appreciate in value faster than Fannie Mae and Freddie Mac issues as the proposed Basel III accords percolated through global financial centers.

We introduced more credit risk as a secondary driver of Fund performance. We expected that corporate bonds and commercial mortgage-backed securities would have an improving outlook during the reporting period. We had two reasons for this expectation. First, the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve's monetary policymaking committee to maintain short-term interest rates near zero. Second, the low interest rate environment sparked healthy demand for higher yielding products. The Fund ended the reporting period with approximately 10% of its total net assets invested in non-government-related securities.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

In residential mortgage-backed securities, overweight positions in Ginnie Mae securities and higher-coupon Fannie Mae and Freddie Mac issues benefited performance. Asset-backed and commercial mortgage-backed securities rebounded from prior months when thin market flows and illiquidity had hampered price action, so overweight allocations to these sectors also added value.

On the other hand, the Fund would have benefited from a greater exposure to TIPS despite lower levels of coupon income. The performance of TIPS surged ahead of that of nominal, or non-inflation-protected, Treasurys toward the end of the reporting period.

Also detracting from the Fund's performance were positions in two government-sponsored bonds issued under Title XI of the 1936 Maritime Act, each funding the construction of a crude oil tanker. Each of the bonds was called at par during the reporting period. Because of their generous coupons, the bonds had been trading at a premium to par. The bond call, and the subsequent loss of the premium, hurt the Fund's results.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

In early September 2010, we sold approximately one-third of the Fund's allocation to agency mortgage pass-through securities,(7) reducing the Fund's exposure from approximately 60% of total net assets to about 40% of total net assets. The reasons for this strategy were threefold. First, the average price of agency mortgage pass-throughs had risen substantially. Second, the risk of par calls eroding the premium prices increased as mortgage rates achieved new lows. Third, the Federal Reserve opted not to reinvest the principal payments from its $1.2 trillion mortgage portfolio, leaving to others the challenge of absorbing new supply as refinanced home loans are securitized. The Fund's sales proceeds from agency mortgage pass-through securities were mostly rotated into U.S. Treasury securities, with the balance going to cash and callable agency debentures.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

As mentioned earlier, we reduced the Fund's allocation to agency mortgage pass-through securities and increased its position in U.S. Treasury securities. As a result of this shift in sector weightings, the Fund's duration was modestly lengthened.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the Fund had an overweight position in U.S. Treasury securities and more modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities. On the same date, the Fund had an underweight position in agency debentures and agency mortgage pass-through securities. The majority of the Fund's assets at the end of the reporting period had maturities of between one and six years. To maintain a Fund duration near four years, about 10% of the Fund's total net assets were invested in longer-maturity Treasury securities and agency debentures to balance the Fund's concentration in shorter-maturity product.

6. The Basel III accords seek to strengthen global capital and liquidity regulations with the goal of promoting a more resilient banking sector.
7. Mortgage pass-through securities consist of a pool of residential mortgage loans, in which homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Government Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2010


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 98.2%+
ASSET-BACKED SECURITIES 2.2%
-------------------------------------------------------

CREDIT CARDS 0.3%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.546%, due 1/15/14 (a)     $ 1,000,000  $    992,525
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 0.7%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15             2,001,277     2,162,796
                                           ------------


HOME EQUITY 0.3%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)         392,011       395,338
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)         700,346       708,454
                                           ------------
                                              1,103,792
                                           ------------

UTILITIES 0.9%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23           2,275,000     2,730,790
                                           ------------
Total Asset-Backed
  Securities
  (Cost $6,367,241)                           6,989,903
                                           ------------


CORPORATE BONDS 5.6%
-------------------------------------------------------

AGRICULTURE 1.5%
Altria Group, Inc.
  9.70%, due 11/10/18           3,400,000     4,690,079
                                           ------------


AUTO MANUFACTURERS 1.0%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13           2,920,000     3,363,577
                                           ------------


BEVERAGES 0.5%
Coca-Cola Enterprises, Inc.
  8.00%, due 9/15/22            1,253,000     1,728,527
                                           ------------


ELECTRIC 0.9%
Great Plains Energy, Inc.
  2.75%, due 8/15/13            3,000,000     3,023,769
                                           ------------


PIPELINES 0.7%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19            1,700,000     2,169,328
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 1.0%
Duke Realty, L.P.
  6.75%, due 3/15/20            2,150,000     2,425,241
ProLogis
  7.375%, due 10/30/19            600,000       669,489
                                           ------------
                                              3,094,730
                                           ------------
Total Corporate Bonds
  (Cost $16,766,988)                         18,070,010
                                           ------------


MORTGAGE-BACKED SECURITIES 2.7%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.7%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45            232,167       232,807
Bear Stearns Commercial
  Mortgage Securities
  Series 2005-PW10, Class A4
  5.405%, due 12/11/40          1,970,000     2,128,962
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  5.975%, due 8/25/36 (c)         791,778       722,798
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48            710,000       768,423
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)        620,000       674,644
GE Capital Commercial
  Mortgage Corp.
  Series 2004-C2, Class A4
  4.893%, due 3/10/40           1,000,000     1,075,607
Merrill Lynch Mortgage Trust
  Series 2003-KEY1, Class A4
  5.236%, due 11/12/35            950,000     1,028,846
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.74%, due 2/25/42
  (a)(d)(e)(f)                  1,486,499     1,412,917
RBSCF Trust
  Series 2010-MB1, Class A2
  3.686%, due 4/15/15 (d)         800,000       844,950
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $8,693,944)                           8,889,954
                                           ------------




+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL
                                   AMOUNT         VALUE

MUNICIPAL BOND 1.0%
-------------------------------------------------------

MICHIGAN 1.0%
Michigan Finance Authority
  Series E
  4.75%, due 8/22/11          $ 3,250,000  $  3,320,850
                                           ------------
Total Municipal Bond
  (Cost $3,272,120)                           3,320,850
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 86.7%
-------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16              503,347       518,567
                                           ------------



FANNIE MAE GRANTOR TRUST (COLLATERALIZED MORTGAGE
  OBLIGATION) 1.3%
  Series 2003-T1, Class B
  4.491%, due 11/25/12          3,865,000     4,143,773
                                           ------------


FANNIE MAE STRIP (COLLATERALIZED MORTGAGE OBLIGATIONS)
  0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (g)         1,541,890       226,331
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (g)          245,745        40,886
                                           ------------
                                                267,217
                                           ------------

FEDERAL HOME LOAN BANK 1.8%
  5.125%, due 8/14/13           5,140,000     5,792,785
                                           ------------
                                              5,792,785
                                           ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.6%
  4.75%, due 11/17/15           1,615,000     1,875,346
                                           ------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 6.9%
  2.56%, due 3/1/35 (a)            72,031        75,486
  3.50%, due 10/1/25            1,304,721     1,351,145
  4.00%, due 3/1/25             4,294,007     4,525,758
  4.00%, due 7/1/25             1,763,558     1,858,739
  5.00%, due 1/1/20               701,062       752,361
  5.00%, due 6/1/33             2,948,463     3,156,647
  5.00%, due 8/1/33             2,408,246     2,574,297
  5.00%, due 5/1/36             2,604,290     2,772,465
  5.033%, due 6/1/35 (a)        1,074,773     1,143,808
  5.50%, due 1/1/21             1,513,931     1,642,265
  5.50%, due 11/1/35            1,423,264     1,551,262
  5.50%, due 11/1/36              528,164       578,800
  5.65%, due 2/1/37 (a)           190,454       201,361
  6.50%, due 4/1/37               353,497       389,928
                                           ------------
                                             22,574,322
                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 8.4%
  1.20%, due 9/27/13            3,900,000     3,920,729
  2.50%, due 5/15/14            4,650,000     4,914,194
  2.75%, due 3/13/14            5,025,000     5,356,168
  4.625%, due 5/1/13            2,990,000     3,241,937
  5.375%, due 6/12/17           4,675,000     5,640,345
  6.625%, due 11/15/30          3,100,000     4,147,183
                                           ------------
                                             27,220,556
                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 30.9%
  2.047%, due 11/1/34 (a)         371,491       386,444
  2.482%, due 4/1/34 (a)          847,847       886,716
  3.50%, due 10/1/25            2,943,095     3,049,196
  3.50%, due 11/1/25            2,200,000     2,279,312
X 4.50%, due 7/1/18             7,623,238     8,156,044
  4.50%, due 11/1/18            4,990,134     5,338,906
  4.50%, due 6/1/23             5,276,315     5,595,623
  5.00%, due 9/1/17             2,507,157     2,698,408
  5.00%, due 9/1/20               322,192       345,562
  5.00%, due 11/1/33            2,293,975     2,456,806
  5.00%, due 6/1/35             2,791,794     2,984,727
  5.00%, due 1/1/36               684,385       731,253
  5.00%, due 2/1/36             3,615,898     3,863,522
  5.00%, due 5/1/36             3,501,715     3,741,520
  5.00%, due 6/1/36             1,175,621     1,253,191
  5.00%, due 9/1/36               881,100       941,439
  5.50%, due 1/1/17               191,671       208,188
  5.50%, due 2/1/17             3,796,635     4,122,521
  5.50%, due 6/1/19             1,705,668     1,876,106
  5.50%, due 11/1/19            1,769,656     1,946,488
  5.50%, due 4/1/21                           3,461,030
                                3,184,607
X 5.50%, due 6/1/33             8,756,504     9,493,380
  5.50%, due 11/1/33            4,671,394     5,064,501
X 5.50%, due 12/1/33            5,494,185     5,956,531
  5.50%, due 6/1/34             1,159,925     1,255,360
  5.50%, due 12/1/34              676,675       732,349
  5.50%, due 3/1/35             2,246,558     2,431,398
  5.50%, due 12/1/35              632,446       683,296
  5.50%, due 4/1/36             2,221,054     2,399,631
  5.50%, due 7/1/37               688,599       756,229
  6.00%, due 12/1/16              313,519       340,580
  6.00%, due 11/1/32            1,262,729     1,404,701
  6.00%, due 1/1/33               871,001       967,841
  6.00%, due 3/1/33               978,419     1,084,145
  6.00%, due 9/1/34               303,472       334,367
  6.00%, due 9/1/35             3,179,701     3,511,520
  6.00%, due 10/1/35              728,591       804,270
  6.00%, due 6/1/36             2,153,768     2,346,117
  6.00%, due 11/1/36            2,511,005     2,749,383
  6.00%, due 4/1/37               557,730       601,265


12    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 10/1/31          $   624,116  $    705,404
  6.50%, due 2/1/37               269,952       298,110
                                           ------------
                                            100,243,380
                                           ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 3.1%
X 4.50%, due 5/20/40            6,395,153     6,806,724
  6.00%, due 8/15/32            1,097,199     1,217,152
  6.00%, due 12/15/32             512,414       568,435
  6.50%, due 8/15/28              401,093       453,087
  6.50%, due 4/15/31              943,684     1,072,678
                                           ------------
                                             10,118,076
                                           ------------

XOVERSEAS PRIVATE INVESTMENT CORPORATION 2.5%
  5.142%, due 12/15/23 (h)      7,223,997     8,246,120
                                           ------------


TENNESSEE VALLEY AUTHORITY 2.9%
X 4.65%, due 6/15/35 (h)        5,605,000     5,816,706
  6.25%, due 12/15/17 (h)       2,980,000     3,745,908
                                           ------------
                                              9,562,614
                                           ------------

UNITED STATES TREASURY BONDS 7.0%
X 4.375%, due 5/15/40          15,580,000    16,595,193
  6.25%, due 8/15/23              515,000       688,491
  6.25%, due 5/15/30              455,000       622,923
  8.75%, due 8/15/20            3,135,000     4,812,225
                                           ------------
                                             22,718,832
                                           ------------

UNITED STATES TREASURY NOTES 20.3%
X 0.375%, due 8/31/12           9,900,000     9,906,187
X 1.50%, due 7/15/12           39,000,000    39,807,417
  2.00%, due 7/15/14
  T.I.P.S. (i)                  4,632,480     5,063,518
  2.625%, due 8/15/20           1,215,000     1,216,140
X 4.75%, due 8/15/17            8,345,000     9,897,304
                                           ------------
                                             65,890,566
                                           ------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.7%
  (zero coupon), due 8/15/28    4,665,000     2,334,828
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $267,237,302)                       281,506,982
                                           ------------
Total Long-Term Bonds
  (Cost $302,337,595)                       318,777,699
                                           ------------


SHORT-TERM INVESTMENT 2.8%
-------------------------------------------------------

REPURCHASE AGREEMENT 2.8%
State Street Bank and Trust
  Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $9,193,363
  (Collateralized by a
  United States Treasury
  Note with a rate of 3.125%
  and a maturity date of
  4/30/17, with a Principal
  Amount of $8,555,000 and a
  Market Value of
  $9,379,702)                   9,193,355     9,193,355
                                           ------------
Total Short-Term Investment
  (Cost $9,193,355)                           9,193,355
                                           ------------
Total Investments
  (Cost $311,530,950) (j)           101.0%  327,971,054
Other Assets, Less
  Liabilities                        (1.0)   (3,127,815)
                              -----------  ------------

Net Assets                          100.0% $324,843,239
                              ===========  ============





(a) Floating rate--Rate shown is the rate in effect at October 31, 2010.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at October 31, 2010 is $1,103,792, which represents 0.3%
     of the Fund's net assets.
(c)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the rate in effect at October 31, 2010.
(d)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e) Illiquid security--The total market value of this security at October 31, 2010 is $1,412,917, which represents 0.4% of the Fund's net assets.
(f)  Fair valued security--The total market
     value of this security at October 31,
     2010 is $1,412,917, which represents 0.4%
     of the Fund's net assets.
(g)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)  United States Government Guaranteed
     Security.
(i)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

(j)  At October 31, 2010, cost is $311,530,950
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $16,883,761
Gross unrealized depreciation         (443,657)
                                   -----------
Net unrealized appreciation        $16,440,104
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                             $     --  $  6,989,903    $       --  $  6,989,903
  Corporate Bonds                                           --    18,070,010            --    18,070,010
  Mortgage-Backed Securities (b)                            --     7,477,037     1,412,917     8,889,954
  Municipal Bonds                                           --     3,320,850            --     3,320,850
  U.S. Government & Federal Agencies                        --   281,506,982            --   281,506,982
                                                      --------  ------------    ----------  ------------
Total Long-Term Bonds                                       --   317,364,782     1,412,917   318,777,699
                                                      --------  ------------    ----------  ------------
Short-Term Investment
  Repurchase Agreement                                      --     9,193,355            --     9,193,355
                                                      --------  ------------    ----------  ------------
Total Investments in Securities                            $--  $326,558,137    $1,412,917  $327,971,054
                                                      ========  ============    ==========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $1,412,917 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                BALANCE                             CHANGE IN
                                  AS OF     ACCRUED  REALIZED      UNREALIZED                       TRANSFERS  TRANSFERS
                            OCTOBER 31,   DISCOUNTS      GAIN    APPRECIATION                           IN TO     OUT OF
 INVESTMENTS IN SECURITIES         2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3
Long-Term Bonds
     Mortgage-Backed
       Securities
       Commercial Mortgage
          Loans
          (Collateralized
          Mortgage
          Obligations)       $1,450,158        $615    $1,009         $25,608   $     --  $(64,473)  $     --   $     --
                             ----------        ----    ------         -------   --------  --------   --------   --------
Total                        $1,450,158        $615    $1,009         $25,608        $--  $(64,473)       $--        $--
                             ==========        ====    ======         =======   ========  ========   ========   ========

                                              CHANGE IN
                                             UNREALIZED
                                           APPRECIATION
                                         (DEPRECIATION)
                                                   FROM
                                BALANCE     INVESTMENTS
                                  AS OF   STILL HELD AT
                            OCTOBER 31,     OCTOBER 31,
 INVESTMENTS IN SECURITIES         2010        2010 (A)
Long-Term Bonds
     Mortgage-Backed
       Securities
       Commercial Mortgage
          Loans
          (Collateralized
          Mortgage
          Obligations)       $1,412,917         $22,426
                             ----------         -------
Total                        $1,412,917         $22,426
                             ==========         =======




(a) Included in "change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


14    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $311,530,950)      $327,971,054
Receivables:
  Interest                               2,307,821
  Fund shares sold                         178,109
  Investment securities sold                29,589
Other assets                                38,644
                                      ------------
     Total assets                      330,525,217
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased        4,429,949
  Fund shares redeemed                     698,878
  Transfer agent (See Note 3)              155,325
  Manager (See Note 3)                     137,010
  NYLIFE Distributors (See Note 3)         113,962
  Shareholder communication                 39,054
  Professional fees                         18,379
  Custodian                                  2,150
  Trustees                                   1,008
Accrued expenses                             2,413
Dividend payable                            83,850
                                      ------------
     Total liabilities                   5,681,978
                                      ------------
Net assets                            $324,843,239
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $    360,546
Additional paid-in capital             303,411,812
                                      ------------
                                       303,772,358
Undistributed net investment income      1,431,993
Accumulated net realized gain on
  investments and futures
  transactions                           3,198,784
Net unrealized appreciation on
  investments                           16,440,104
                                      ------------
Net assets                            $324,843,239
                                      ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 62,349,960
                                      ============
Shares of beneficial interest
  outstanding                            6,901,474
                                      ============
Net asset value per share
  outstanding                         $       9.03
Maximum sales charge (4.50% of
  offering price)                             0.43
                                      ------------
Maximum offering price per share
  outstanding                         $       9.46
                                      ============
CLASS A
Net assets applicable to outstanding
  shares                              $187,827,992
                                      ============
Shares of beneficial interest
  outstanding                           20,859,987
                                      ============
Net asset value per share
  outstanding                         $       9.00
Maximum sales charge (4.50% of
  offering price)                             0.42
                                      ------------
Maximum offering price per share
  outstanding                         $       9.42
                                      ============
CLASS B
Net assets applicable to outstanding
  shares                              $ 36,858,647
                                      ============
Shares of beneficial interest
  outstanding                            4,095,227
                                      ============
Net asset value and offering price
  per share outstanding               $       9.00
                                      ============
CLASS C
Net assets applicable to outstanding
  shares                              $ 33,523,022
                                      ============
Shares of beneficial interest
  outstanding                            3,726,135
                                      ============
Net asset value and offering price
  per share outstanding               $       9.00
                                      ============
CLASS I
Net assets applicable to outstanding
  shares                              $  4,283,618
                                      ============
Shares of beneficial interest
  outstanding                              471,762
                                      ============
Net asset value and offering price
  per share outstanding               $       9.08
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest                            $11,418,743
                                      -----------
EXPENSES
  Manager (See Note 3)                  2,004,911
  Distribution/Service--Investor
     Class (See Note 3)                   156,711
  Distribution/Service--Class A (See
     Note 3)                              462,490
  Distribution/Service--Class B (See
     Note 3)                              404,695
  Distribution/Service--Class C (See
     Note 3)                              330,392
  Transfer agent (See Note 3)             914,691
  Professional fees                        88,681
  Shareholder communication                87,257
  Registration                             84,468
  Custodian                                26,958
  Trustees                                 11,185
  Miscellaneous                            17,558
                                      -----------
     Total expenses before
       waiver/reimbursement             4,589,997
  Expense waiver/reimbursement from
     Manager (See Note 3)                (548,437)
                                      -----------
     Net expenses                       4,041,560
                                      -----------
Net investment income                   7,377,183
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
-------------------------------------------------
Net realized gain (loss) on:
  Security transactions                 5,322,937
  Futures transactions                   (373,483)
                                      -----------
Net realized gain on investments and
  futures transactions                  4,949,454
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                           5,052,573
  Futures contracts                       242,761
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts     5,295,334
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         10,244,788
                                      -----------
Net increase in net assets resulting
  from operations                     $17,621,971
                                      ===========





16    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                      2010           2009
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------
Operations:
 Net investment income        $  7,377,183  $   9,950,898
 Net realized gain on
  investments and futures
  transactions                   4,949,454      6,176,195
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                      5,295,334     16,945,609
                              ---------------------------
 Net increase in net assets
  resulting from operations     17,621,971     33,072,702
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class              (1,482,338)    (1,944,256)
    Class A                     (4,608,640)    (6,270,796)
    Class B                       (655,007)    (1,196,023)
    Class C                       (537,566)      (741,560)
    Class I                        (87,752)       (56,363)
                              ---------------------------
 Total dividends to
  shareholders                  (7,371,303)   (10,208,998)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        44,606,523     84,709,615
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      6,259,349      8,439,872
 Cost of shares redeemed       (67,218,092)  (107,961,395)
                              ---------------------------
    Decrease in net assets
     derived from capital
     share transactions        (16,352,220)   (14,811,908)
                              ---------------------------
    Net increase (decrease)
     in net assets              (6,101,552)     8,051,796
NET ASSETS
---------------------------------------------------------
Beginning of year              330,944,791    322,892,995
                              ---------------------------
End of year                   $324,843,239  $ 330,944,791
                              ===========================
Undistributed (distributions
 in excess of) net
 investment income at end
 of year                      $  1,431,993  $    (115,095)
                              ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INVESTOR CLASS
                                     ------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                     YEAR ENDED OCTOBER 31,           THROUGH
                                                                   OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $  8.75        $  8.16           $  8.41
                                     -------        -------           -------
Net investment income (a)               0.21           0.26              0.22
Net realized and unrealized gain
  (loss) on investments                 0.28           0.59             (0.26)
                                     -------        -------           -------
Total from investment operations        0.49           0.85             (0.04)
                                     -------        -------           -------
Less dividends:
  From net investment income           (0.21)         (0.26)            (0.21)
                                     -------        -------           -------
Net asset value at end of period     $  9.03        $  8.75           $  8.16
                                     =======        =======           =======
Total investment return (b)             5.67%         10.67%            (0.57%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 2.37%          2.99%             3.89% ++
  Net expenses                          1.15%          1.04%             1.07% ++
  Expenses (before
     waiver/reimbursement)              1.32%          1.34%             1.38% ++
Portfolio turnover rate                  132%(d)        103%(d)            51% (d)
Net assets at end of period (in
  000's)                             $62,350        $63,591           $61,147




                                                                   CLASS B
                                     -------------------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                       2010           2009           2008           2007           2006
Net asset value at beginning of
  period                             $  8.71        $  8.13        $  8.20        $  8.19        $  8.17
                                     -------        -------        -------        -------        -------
Net investment income (a)               0.14           0.19           0.26           0.28           0.26
Net realized and unrealized gain
  (loss) on investments                 0.29           0.59          (0.06)          0.02           0.03
                                     -------        -------        -------        -------        -------
Total from investment operations        0.43           0.78           0.20           0.30           0.29
                                     -------        -------        -------        -------        -------
Less dividends:
  From net investment income           (0.14)         (0.20)         (0.27)         (0.29)         (0.27)
                                     -------        -------        -------        -------        -------
Net asset value at end of period     $  9.00        $  8.71        $  8.13        $  8.20        $  8.19
                                     =======        =======        =======        =======        =======
Total investment return (b)             5.02%          9.62%          2.41%          3.77%          3.60%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.62%          2.24%          3.18%          3.41%          3.29%
  Net expenses                          1.90%          1.79%          1.79%          1.80%          1.80%
  Expenses (before
     waiver/reimbursement)              2.07%          2.09%          2.10%          2.10%          2.09%
Portfolio turnover rate                  132%(d)        103%(d)         51%(d)         11%            83%(d)
Net assets at end of period (in
  000's)                             $36,859        $45,178        $51,826        $50,123        $64,246



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total investment return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 19%,
     45%, 43% and 32% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.




18    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           CLASS A
      --------------------------------------------------------------------------------



                                   YEAR ENDED OCTOBER 31,
        2010              2009              2008              2007              2006

      $   8.72          $   8.13          $   8.21          $   8.19          $   8.18
      --------          --------          --------          --------          --------
          0.22              0.27              0.33              0.34              0.33
          0.28              0.59             (0.07)             0.03              0.01
      --------          --------          --------          --------          --------
          0.50              0.86              0.26              0.37              0.34
      --------          --------          --------          --------          --------

         (0.22)            (0.27)            (0.34)            (0.35)            (0.33)
      --------          --------          --------          --------          --------
      $   9.00          $   8.72          $   8.13          $   8.21          $   8.19
      ========          ========          ========          ========          ========
          5.81%            10.71%             3.12%             4.67%             4.26%

          2.49%             3.11%             4.00%             4.16%             4.04%
          1.03%             0.92%             0.97%             1.05%             1.05%
          1.20%             1.21%             1.28%             1.35%             1.34%
           132%(d)           103%(d)            51%(d)            11%               83%(d)
      $187,828          $187,771          $182,621          $227,896          $239,392



                                       CLASS C
      -------------------------------------------------------------------------
                               YEAR ENDED OCTOBER 31,
        2010             2009             2008            2007            2006

      $  8.71          $  8.12          $  8.20          $ 8.18          $ 8.17
      -------          -------          -------          ------          ------
         0.14             0.19             0.26            0.28            0.26
         0.29             0.60            (0.07)           0.03            0.02
      -------          -------          -------          ------          ------
         0.43             0.79             0.19            0.31            0.28
      -------          -------          -------          ------          ------

        (0.14)           (0.20)           (0.27)          (0.29)          (0.27)
      -------          -------          -------          ------          ------
      $  9.00          $  8.71          $  8.12          $ 8.20          $ 8.18
      =======          =======          =======          ======          ======
         5.02%            9.75%            2.28%           3.89%           3.48%

         1.62%            2.23%            3.16%           3.41%           3.29%
         1.90%            1.80%            1.80%           1.80%           1.80%
         2.07%            2.09%            2.11%           2.10%           2.09%
          132%(d)          103%(d)           51%(d)          11%             83%(d)
      $33,523          $32,659          $25,967          $7,621          $5,684




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                 CLASS I
                                     --------------------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                      2010          2009          2008          2007          2006
Net asset value at beginning of
  period                             $ 8.79        $ 8.19        $ 8.26        $ 8.24        $ 8.21
                                     ------        ------        ------        ------        ------
Net investment income (a)              0.24          0.30          0.35          0.40          0.35
Net realized and unrealized gain
  (loss) on investments                0.29          0.61         (0.04)         0.02          0.03
                                     ------        ------        ------        ------        ------
Total from investment operations       0.53          0.91          0.31          0.42          0.38
                                     ------        ------        ------        ------        ------
Less dividends:
  From net investment income          (0.24)        (0.31)        (0.38)        (0.40)        (0.35)
                                     ------        ------        ------        ------        ------
Net asset value at end of period     $ 9.08        $ 8.79        $ 8.19        $ 8.26        $ 8.24
                                     ======        ======        ======        ======        ======
Total investment return (b)            6.14%        11.21%         3.68%         5.31%         4.78%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                2.74%         3.52%         4.24%         4.84%         4.52%
  Net expenses                         0.78%         0.51%         0.40%         0.42%         0.57%
  Expenses (before
     waiver/reimbursement)             0.95%         0.97%         0.99%         1.00%         0.86%
Portfolio turnover rate                 132%(c)       103%(c)        51%(c)        11%           83%(c)
Net assets at end of period (in
  000's)                             $4,284        $1,746        $1,332        $    7        $    1



(a)  Per share data based on average shares outstanding during the period.
(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c) The portfolio turnover rates not including mortgage dollar rolls were 19%, 45%, 43% and 32% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.




20    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.


                                                   mainstayinvestments.com    21

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund held securities with a value of $1,412,917 that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above. The roll forward activity of Level 3 fair value measurements is included at the end of the Fund's Portfolio of Investments.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.


22    MainStay Government Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


                                                   mainstayinvestments.com    23

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                            INTEREST
                             STATEMENT OF       RATE
                               OPERATIONS  CONTRACTS
                                 LOCATION       RISK      TOTAL
                        Net realized loss
                               on futures
Futures Contracts            transactions  $(373,483) $(373,483)
                                           --------------------
Total Realized Loss                        $(373,483) $(373,483)
                                           ====================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                    INTEREST
                                     STATEMENT OF       RATE
                                       OPERATIONS  CONTRACTS
                                         LOCATION       RISK     TOTAL
                         Net change in unrealized
                      appreciation (depreciation)
Futures Contracts            on futures contracts   $242,761  $242,761
                                                   -------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                                    $242,761  $242,761
                                                   ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                  INTEREST RATE
                                      CONTRACTS
                                           RISK  TOTAL
Futures Contracts Short (2)               (177)    (177)
                                  =====================



(1) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. The Fund also pays the Manager a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.52% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.02% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement, under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or

24    MainStay Government Fund
reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

At the December 15, 2010, Board of Trustees meeting, the Board approved an extension of the current written expense limitation agreement through February 28, 2012.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $2,004,911 and waived expenses/reimbursed fees in the amount of $548,437.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,542 and $23,477, respectively for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $19, $859, $53,364 and $6,614, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $219,255
-----------------------------------------------
Class A                                 431,032
-----------------------------------------------
Class B                                 141,695
-----------------------------------------------
Class C                                 115,491
-----------------------------------------------
Class I                                   7,218
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  217  0.0%++
-----------------------------------------------
Class C                                131  0.0++
-----------------------------------------------
Class I                              1,365  0.0++
-----------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $11,657.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

              ACCUMULATED
                  CAPITAL          OTHER        UNREALIZED           TOTAL
  ORDINARY      AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
    INCOME    GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$3,308,099     $1,406,528       $(83,850)      $16,440,104     $21,070,881
--------------------------------------------------------------------------



The following table discloses the current year reclassifications between undistributed net investment income and accumulated net realized gain

                                                   mainstayinvestments.com    25
on investments arising from permanent differences; net assets at October 31, 2010 are not affected.

                     ACCUMULATED
 UNDISTRIBUTED      NET REALIZED    ADDITIONAL
NET INVESTMENT       GAIN (LOSS)       PAID-IN
 INCOME (LOSS)    ON INVESTMENTS       CAPITAL
  $1,541,208        $(1,541,208)        $--
----------------------------------------------



The reclassifications for the Fund are primarily due to premium amortization adjustments and reclassifications of mortgage dollar roll income.

The Fund utilized $450,455 of capital loss carryforwards during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010        2009
Distribution paid from:
  Ordinary Income              $7,371,303  $10,208,998
------------------------------------------------------



NOTE 5-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 7-PURCHASES AND SALES OF SECURITIES
(IN 000'S)

During the year ended October 31, 2010, purchases and sales of U.S. Government securities were $402,718 and $399,263, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $37,400 and $17,369, respectively.

NOTE 8-CAPITAL SHARE TRANSACTIONS


 INVESTOR CLASS                    SHARES        AMOUNT
Year ended October 31, 2010:
Shares sold                       569,341  $  5,062,853
Shares issued to shareholders
  in reinvestment of
  dividends                       155,988     1,382,025
Shares redeemed                (1,148,151)  (10,141,750)
                               ------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     (422,822)   (3,696,872)
Shares converted into
  Investor Class (See Note 1)     490,439     4,330,699
Shares converted from
  Investor Class (See Note 1)    (436,619)   (3,880,711)
                               ------------------------
Net increase (decrease)          (369,002) $ (3,246,884)
                               ========================
Year ended October 31, 2009:
Shares sold                       807,031  $  6,978,011
Shares issued to shareholders
  in reinvestment of
  dividends                       208,230     1,800,449
Shares redeemed                (1,299,088)  (11,209,739)
                               ------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     (283,827)   (2,431,279)
Shares converted into
  Investor Class (See Note 1)     449,634     3,874,448
Shares converted from
  Investor Class (See Note 1)    (393,079)   (3,424,421)
                               ------------------------
Net increase (decrease)          (227,272) $ (1,981,252)
                               ========================


 CLASS A                           SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                     2,181,501  $ 19,309,383

Shares issued to shareholders
  in reinvestment of
  dividends                       443,278     3,915,689

Shares redeemed                (3,905,060)  (34,386,342)
                               ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                   (1,280,281)  (11,161,270)

Shares converted into Class A
  (See Note 1)                    876,130     7,737,236

Shares converted from Class A
  (See Note 1)                   (126,442)   (1,111,827)

Shares converted from Class A
  (a)                            (147,997)   (1,284,614)
                               ------------------------


Net increase (decrease)          (678,590) $ (5,820,475)
                               ========================


Year ended October 31, 2009:

Shares sold                     5,595,487  $ 48,373,913

Shares issued to shareholders
  in reinvestment of
  dividends                       594,745     5,125,361

Shares redeemed                (7,990,962)  (68,713,916)
                               ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                   (1,800,730)  (15,214,642)

Shares converted into Class A
  (See Note 1)                    975,401     8,419,780

Shares converted from Class A
  (See Note 1)                    (99,773)     (866,754)
                               ------------------------


Net increase (decrease)          (925,102) $ (7,661,616)
                               ========================




26    MainStay Government Fund

 CLASS B                           SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                       834,658  $  7,352,568

Shares issued to shareholders
  in reinvestment of
  dividends                        66,810       589,270

Shares redeemed                (1,186,277)  (10,396,840)
                               ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                     (284,809)   (2,455,002)

Shares converted from Class B
  (See Note 1)                   (804,288)   (7,075,397)
                               ------------------------


Net increase (decrease)        (1,089,097) $ (9,530,399)
                               ========================


Year ended October 31, 2009:

Shares sold                     1,379,738  $ 11,849,845

Shares issued to shareholders
  in reinvestment of
  dividends                       121,091     1,042,823

Shares redeemed                (1,760,605)  (15,118,893)
                               ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                     (259,776)   (2,226,225)

Shares converted from Class B
  (See Note 1)                   (933,209)   (8,003,053)
                               ------------------------


Net increase (decrease)        (1,192,985) $(10,229,278)
                               ========================



 CLASS C                           SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                     1,153,364  $ 10,172,156

Shares issued to shareholders
  in reinvestment of
  dividends                        35,268       311,299

Shares redeemed                (1,211,719)  (10,664,364)
                               ------------------------


Net increase (decrease)           (23,087) $   (180,909)
                               ========================


Year ended October 31, 2009:

Shares sold                     1,830,576  $ 15,752,695

Shares issued to shareholders
  in reinvestment of
  dividends                        48,474       417,395

Shares redeemed                (1,326,630)  (11,406,279)
                               ------------------------


Net increase (decrease)           552,420  $  4,763,811
                               ========================



 CLASS I                           SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                       301,914  $  2,709,563

Shares issued to shareholders
  in reinvestment of
  dividends                         6,836        61,066

Shares redeemed                  (182,429)   (1,628,796)
                               ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                      126,321     1,141,833

Shares converted into Class I
  (a)                             146,813     1,284,614
                               ------------------------


Net increase (decrease)           273,134  $  2,426,447
                               ========================


Year ended October 31, 2009:

Shares sold                       204,101  $  1,755,151

Shares issued to shareholders
  in reinvestment of
  dividends                         6,201        53,844

Shares redeemed                  (174,284)   (1,512,568)
                               ------------------------


Net increase (decrease)            36,018  $    296,427
                               ========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.

    These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

    An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 9-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified other than the extension of the written expense limitation agreement as disclosed in Note 3(A) to these financial statements.


                                                   mainstayinvestments.com    27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


28    MainStay Government Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Government Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields;
(ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields'

                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)




willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board's determination to approve the Agreements.


30    MainStay Government Fund

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In February 2011 shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute From 1099 will be the amounts you are to use on your federal income tax return.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


32    MainStay Government Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    33

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


34    MainStay Government Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    35

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





36    MainStay Government Fund

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


                                                   mainstayinvestments.com    37

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A021195 MS333-10                                          MSG11-12/10
                                                                              07

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY HIGH YIELD CORPORATE BOND FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                           This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   10
---------------------------------------------
Financial Statements                       25
---------------------------------------------
Notes to Financial Statements              31
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            40
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  41
---------------------------------------------
Federal Income Tax Information             44
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        44
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       44
---------------------------------------------
Board Members and Officers                 45
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)
(LINE GRAPH)

                        HIGH YIELD
                      CORPORATE BOND    CREDIT SUISSE
                        FUND CLASS        HIGH YIELD
                         B SHARES           INDEX
                      --------------    -------------
10/31/2000                 10000            10000
                            9393            10037
                            8787            10030
                           12523            13186
                           13982            14895
                           14686            15528
                           15996            17008
                           17029            18317
                           13202            13761
                           17371            19629
10/31/2010                 19770            23255




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 4.5% Initial Sales Charge                     With sales charges           9.56%        5.92%
                                                                                  Excluding sales charges     14.73         6.90
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 4.5% Initial Sales Charge                     With sales charges           9.53         5.95
                                                                                  Excluding sales charges     14.69         6.93
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges           8.81         5.82
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges     13.81         6.12
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges          12.81         6.12
                            if Redeemed Within One Year of Purchase               Excluding sales charges     13.81         6.12
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                   14.98         7.20
-----------------------------------------------------------------------------------------------------------------------------------
Class R2 Shares(5)          No Sales Charge                                                                   14.78         6.88
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      7.36%        1.15%
                              7.85         1.15
-------------------------------------------------
Class A Shares                7.37         1.08
                              7.86         1.08
-------------------------------------------------
Class B Shares                7.05         1.91
                              7.05         1.91
-------------------------------------------------
Class C Shares                7.05         1.90
                              7.05         1.90
-------------------------------------------------
Class I Shares(4)             8.13         0.83
-------------------------------------------------
Class R2 Shares(5)            7.78         1.18
-------------------------------------------------







1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
5. Class R2 shares, first offered on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include historic performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                         ONE      FIVE      TEN
                                              YEAR     YEARS    YEARS
Credit Suisse High Yield Index(6)            18.47%    8.56%    8.81%
---------------------------------------------------------------------
Average Lipper High Current Yield Fund(7)    17.82     6.79     6.65
---------------------------------------------------------------------







6. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Total returns assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,063.50        $5.62          $1,019.80         $5.50
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,064.10        $5.41          $1,020.00         $5.30
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,060.10        $9.50          $1,016.00         $9.30
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,060.00        $9.50          $1,016.00         $9.30
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,063.60        $4.11          $1,021.20         $4.02
-------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                     $1,000.00       $1,063.60        $5.93          $1,019.50         $5.80
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.08% for Investor Class, 1.04% for Class A, 1.83% for Class B and Class C, 0.79% for Class I and 1.14% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

Corporate Bonds                                 81.1
Yankee Bonds                                    10.0
Loan Assignments & Participations                3.5
Short-Term Investment                            3.2
Convertible Bonds                                0.9
Foreign Bond                                     0.4
Common Stocks                                    0.3
Other Assets, Less Liabilities                   0.3
Preferred Stocks                                 0.3
Warrants                                         0.0




See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  Ford Motor Credit Co. LLC, 5.542%-12.00%, due
        6/15/11-1/15/20
    2.  HCA, Inc., 1.789%-9.875%, due 2/1/11-4/15/19
    3.  Intelsat Subsidiary Holding Co., Ltd., 8.50%-8.875%, due
        1/15/13-1/15/15
    4.  GMAC, Inc., 6.75%-8.30%, due 9/15/11-11/1/31
    5.  Georgia-Pacific Corp., 7.00%-8.875%, due 5/15/11-5/15/31
    6.  Nova Chemicals Corp., 3.748%-8.625%, due 1/15/12-11/1/19
    7.  Reliant Energy, Inc., 7.625%-7.875%, due 6/15/14-6/15/17
    8.  MarkWest Energy Partners, L.P./MarkWest Energy Finance
        Corp., 6.75%-8.75%, due 11/1/14-11/1/20
    9.  Videotron Ltee, 6.375%-9.125%, due 1/15/14-4/15/18
   10.  Ford Motor Co., 3.038%-6.50%, due 12/16/13-8/1/18





8    MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC, the Fund's Subadvisor.

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 14.73% for Investor Class shares, 14.69% for Class A shares and 13.81% for Class B and Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 14.98% and Class R2 shares returned 14.78%. All share classes underperformed the 17.82% return of the average Lipper(1) high current yield fund and the 18.47% return of the Credit Suisse High Yield Index(2) for the 12 months ended October 31, 2010. The Credit Suisse High Yield Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's underperformance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yield spreads.(3) The Fund remained conservatively positioned throughout the reporting period, based on our belief that the valuations of riskier high-yield bonds were unattractive and business fundamentals for many high-yield issuers were weak.

WHAT SPECIFIC FACTORS, RISKS, OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

The Fund's positioning and outlook were relatively consistent throughout the reporting period. The Fund routinely sells investments that we believe represent inferior risk-adjusted value because of price appreciation or a change in fundamentals. In such cases, we seek to purchase investments that represent more attractive risk-adjusted value.

DURING THE REPORTING PERIOD, WHICH INDUSTRY POSITIONS OR SPECIFIC HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH INDUSTRY POSITIONS AND SPECIFIC HOLDINGS WERE PARTICULARLY WEAK?

The three most significant positive contributors to the Fund's performance were investments in the energy, financials and transportation industries. Automotive finance companies Ford Motor Credit and Ally Financial were notable contributors to performance, as were hospital operator HCA and forest products producer Georgia Pacific. Although no industries generated negative absolute returns during the reporting period, the Fund's investments in the retail, service and information technology industries contributed the least to performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund purchased bonds of Consol Energy, the largest U.S. producer of high-BTU bituminous coal. The Fund also purchased bonds of TRW Automotive, a global supplier of automotive safety systems, and Treehouse Foods, a leading private label food producer. Each of these purchases had a positive impact on the Fund's performance.

During the reporting period, the Fund sold positions in diagnostic imaging provider Alliance Imaging and global building-materials supplier Lafarge. Both positions were positive contributors to the Fund's performance during the portion of the reporting period they were held in the Fund.

HOW DID THE FUND'S INDUSTRY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its weightings relative to the Credit Suisse High Yield Index in the financials and food/tobacco industries. The Fund decreased its weightings relative to the Credit Suisse High Yield Index in the communications and information technology industries.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the transportation, health care and cable/wireless video industries. As of the same date, the Fund was underweight relative to the Credit Suisse High Yield Index in the service, retail and information technology industries. The Fund was generally overweight in industries that were more defensive and in companies that we believed were of higher quality in light of the uncertain economic outlook for many high-yield issuers. Another reason the Fund was overweight in what we believed to be higher-quality high-yield bonds at the end of the reporting period was that we viewed the valuations of many riskier bonds to be unattractive.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2010


                                 PRINCIPAL
                                    AMOUNT           VALUE
LONG-TERM BONDS 95.9%+
CONVERTIBLE BONDS 0.9%
----------------------------------------------------------

HEALTH CARE--PRODUCTS 0.1%
Bio Rad Labs
  8.00%, due 9/15/16        $    7,810,000  $    8,532,425
                                            --------------


HOLDING COMPANIES--DIVERSIFIED 0.5%
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  4.00%, due 8/15/13 (a)         9,965,000       9,466,750
Icahn Enterprises, L.P.
  4.00%, due 8/15/13            20,355,000      19,337,250
                                            --------------
                                                28,804,000
                                            --------------

INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                  61,533,853           6,154
                                            --------------


RETAIL 0.2%
Penske Auto Group, Inc.
  3.50%, due 4/1/26             11,665,000      11,839,975
Sonic Automotive, Inc.
  5.00%, due 10/1/29             2,500,000       2,828,125
                                            --------------
                                                14,668,100
                                            --------------

TELECOMMUNICATIONS 0.1%
NII Holdings, Inc.
  3.125%, due 6/15/12            7,385,000       7,237,300
                                            --------------
Total Convertible Bonds
  (Cost $53,907,575)                            59,247,979
                                            --------------


CORPORATE BONDS 81.1%
----------------------------------------------------------

ADVERTISING 0.8%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14           11,880,000      12,904,650
Lamar Media Corp.
  6.625%, due 8/15/15           16,883,000      17,326,178
  Series C
  6.625%, due 8/15/15            2,765,000       2,830,669
  7.875%, due 4/15/18            7,490,000       7,995,575
  9.75%, due 4/1/14              8,650,000       9,990,750
                                            --------------
                                                51,047,822
                                            --------------

AEROSPACE & DEFENSE 0.4%
BE Aerospace, Inc.
  8.50%, due 7/1/18              9,750,000      10,920,000
DAE Aviation Holdings,
  Inc.
  11.25%, due 8/1/15 (a)        14,700,000      15,306,375
                                            --------------
                                                26,226,375
                                            --------------

AGRICULTURE 0.2%
Alliance One
  International, Inc.
  10.00%, due 7/15/16           11,440,000      12,584,000
                                            --------------


AIRLINES 0.1%
Delta Air Lines, Inc.
  (Escrow Shares)
  (zero coupon), due
  12/27/49 (f)                   5,175,000         135,895
  2.875%, due 2/6/24
  (c)(f)                         7,201,000         192,699
  2.875%, due 2/18/49
  (a)(c)(f)                      4,190,000         112,124
  8.00%, due 6/3/23 (c)(f)      13,575,000         363,267
  8.00%, due 6/3/49 (c)(f)      10,459,000         279,883
  8.30%, due 12/15/29
  (c)(f)                        11,297,000         296,659
  9.25%, due 3/15/49
  (c)(f)                         9,000,000         236,340
  9.75%, due 5/15/49
  (c)(f)                         2,115,000          55,540
  10.00%, due 8/15/49
  (c)(f)                         8,195,000         215,201
  10.375%, due 12/15/22
  (c)(f)                        15,160,000         398,102
  10.375%, due 2/1/49
  (c)(f)                         6,515,000         171,084
Northwest Airlines, Inc.
  Series 2001-1, Class 1B
  7.691%, due 10/1/18            3,009,681       2,994,632
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (c)(f)                        11,810,900          29,645
  7.875%, due 12/31/49
  (c)(f)                         8,723,000          10,991
  8.70%, due 3/15/49
  (c)(f)                           445,000             561
  8.875%, due 6/1/49
  (c)(f)                         5,229,300           6,589
  9.875%, due 3/15/37
  (c)(f)                        18,534,200          23,353
  10.00%, due 2/1/49
  (c)(f)                        14,683,200          18,501
                                            --------------
                                                 5,541,066
                                            --------------

APPAREL 0.5%
Hanesbrands, Inc.
  8.00%, due 12/15/16           14,420,000      15,609,650
Unifi, Inc.
  11.50%, due 5/15/14           18,056,000      19,003,940
                                            --------------
                                                34,613,590
                                            --------------

AUTO MANUFACTURERS 0.2%
X  Ford Motor Co.
  6.50%, due 8/1/18              2,645,000       2,797,088
Oshkosh Corp.
  8.25%, due 3/1/17              5,955,000       6,505,837
  8.50%, due 3/1/20              5,960,000       6,600,700
                                            --------------
                                                15,903,625
                                            --------------

AUTO PARTS & EQUIPMENT 2.0%
Allison Transmission, Inc.
  11.25%, due 11/1/15
  (a)(g)                         5,151,800       5,583,263
Cooper Standard
  Automotive, Inc.
  8.50%, due 5/1/18 (a)         13,020,000      13,947,675
Cooper Tire & Rubber Co.
  7.625%, due 3/15/27            5,325,000       5,005,500


+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest issuers held, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

10    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

AUTO PARTS & EQUIPMENT (CONTINUED)
FleetPride Corp.
  11.50%, due 10/1/14 (a)   $   17,795,000  $   16,905,250
Goodyear Tire & Rubber Co.
  (The)
  8.25%, due 8/15/20            20,325,000      21,646,125
  10.50%, due 5/15/16           11,415,000      13,070,175
Johnson Controls, Inc.
  5.25%, due 1/15/11             7,520,000       7,589,996
Lear Corp.
  8.125%, due 3/15/20            3,145,000       3,498,813
Lear Corp. (Escrow Shares)
  8.75%, due 12/1/16
  (b)(e)(f)                     15,444,000          23,166
Tenneco, Inc.
  8.125%, due 11/15/15          10,891,000      11,544,460
TRW Automotive, Inc.
  7.00%, due 3/15/14 (a)        15,410,000      16,488,700
  8.875%, due 12/1/17 (a)       11,595,000      12,870,450
                                            --------------
                                               128,173,573
                                            --------------

BANKS 2.2%
Ally Financial, Inc.
  7.50%, due 9/15/20 (a)        20,828,000      22,494,240
CapitalSource, Inc.
  12.75%, due 7/15/14 (a)       17,975,000      21,210,500
X  GMAC, Inc.
  6.75%, due 12/1/14            26,445,000      27,701,137
  6.875%, due 9/15/11           11,930,000      12,317,725
  8.00%, due 11/1/31            13,970,000      15,262,225
  8.30%, due 2/12/15 (a)        31,346,000      34,167,140
Provident Funding
  Associates
  10.25%, due 4/15/17 (a)       12,155,000      12,641,200
                                            --------------
                                               145,794,167
                                            --------------

BEVERAGES 0.8%
Constellation Brands, Inc.
  7.25%, due 9/1/16              1,150,000       1,265,000
  7.25%, due 5/15/17             4,554,000       4,992,323
  8.375%, due 12/15/14           6,242,000       7,030,052
Cott Beverages, Inc.
  8.125%, due 9/1/18            10,215,000      11,057,737
  8.375%, due 11/15/17          25,982,000      28,190,470
                                            --------------
                                                52,535,582
                                            --------------

BIOTECHNOLOGY 0.0%++
Bio-Rad Laboratories, Inc.
  7.50%, due 8/15/13             1,420,000       1,441,300
                                            --------------


BUILDING MATERIALS 2.0%
Associated Materials LLC
  9.125%, due 11/1/17 (a)       10,696,000      11,230,800
Building Materials Corp.
  of America
  6.875%, due 8/15/18 (a)       15,653,000      15,653,000
  7.00%, due 2/15/20 (a)        15,565,000      16,226,512
  7.50%, due 3/15/20 (a)        14,915,000      15,250,587
Compression Polymers Corp.
  10.50%, due 7/1/13             5,660,000       5,801,500
CRH America, Inc.
  5.625%, due 9/30/11            3,550,000       3,686,437
Goodman Global Group, Inc.
  (zero coupon), due
  12/15/14                       1,330,000         856,188
Goodman Global, Inc.
  13.50%, due 2/15/16           13,075,000      14,398,844
Texas Industries, Inc.
  9.25%, due 8/15/20 (a)        30,690,000      32,301,225
USG Corp.
  9.75%, due 8/1/14 (a)         11,270,000      11,777,150
                                            --------------
                                               127,182,243
                                            --------------

CHEMICALS 1.8%
CF Industries, Inc.
  6.875%, due 5/1/18             9,615,000      10,961,100
  7.125%, due 5/1/20            10,955,000      12,707,800
Georgia Gulf Corp.
  9.00%, due 1/15/17 (a)        22,240,000      23,963,600
Huntsman International LLC
  5.50%, due 6/30/16            11,846,000      11,771,962
Nalco Co.
  8.25%, due 5/15/17             2,390,000       2,661,863
Olin Corp.
  8.875%, due 8/15/19            7,788,000       8,527,860
Phibro Animal Health Corp.
  9.25%, due 7/1/18 (a)         38,105,000      39,248,150
PolyOne Corp.
  7.375%, due 9/15/20              726,000         770,468
Westlake Chemical Corp.
  6.625%, due 1/15/16            8,035,000       8,255,962
                                            --------------
                                               118,868,765
                                            --------------

COAL 1.4%
Arch Coal, Inc.
  7.25%, due 10/1/20             7,475,000       8,185,125
  8.75%, due 8/1/16              4,240,000       4,759,400
Consol Energy, Inc.
  8.00%, due 4/1/17 (a)         29,310,000      32,094,450
Peabody Energy Corp.
  5.875%, due 4/15/16            3,005,000       3,046,319
  6.50%, due 9/15/20            28,970,000      32,373,975
  7.375%, due 11/1/16            2,185,000       2,474,512
  7.875%, due 11/1/26            7,080,000       8,000,400
                                            --------------
                                                90,934,181
                                            --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

COMMERCIAL SERVICES 1.9%
Cenveo Corp.
  8.875%, due 2/1/18        $    6,105,000  $    6,135,525
Corrections Corp. of
  America
  6.25%, due 3/15/13             2,339,000       2,362,390
  6.75%, due 1/31/14             1,405,000       1,434,856
  7.75%, due 6/1/17              6,990,000       7,601,625
El Comandante Capital
  Corp. (Escrow Shares)
  (zero coupon), due
  12/31/50 (b)(c)(e)(f)         21,941,051       1,579,756
Ford Holdings LLC
  9.30%, due 3/1/30             10,935,000      13,668,750
Ford Holdings, Inc.
  9.375%, due 3/1/20               750,000         877,500
Global Cash
  Acceptance/Global Cash
  Finance Corp.
  8.75%, due 3/15/12               684,000         683,145
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13           17,235,000      17,450,438
iPayment, Inc.
  9.75%, due 5/15/14            16,404,000      15,501,780
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (a)         27,015,000      27,150,075
Lender Processing
  Services, Inc.
  8.125%, due 7/1/16            17,236,000      17,753,080
PHH Corp.
  9.25%, due 3/1/16 (a)         12,385,000      12,710,106
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  6.50%, due 8/1/49
  (b)(e)(f)                        460,000          23,920
  9.75%, due 1/15/49
  (a)(b)(e)(f)                  26,020,000       1,353,040
                                            --------------
                                               126,285,986
                                            --------------

COMPUTERS 0.5%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14           12,070,000      11,858,775
  9.125%, due 8/15/13              965,000         987,919
  10.625%, due 5/15/15          19,260,000      21,523,050
                                            --------------
                                                34,369,744
                                            --------------

DISTRIBUTION & WHOLESALE 0.7%
ACE Hardware Corp.
  9.125%, due 6/1/16 (a)        20,618,000      22,267,440
American Tire
  Distributors, Inc.
  9.75%, due 6/1/17 (a)         18,555,000      19,807,463
                                            --------------
                                                42,074,903
                                            --------------

ELECTRIC 4.5%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17             15,269,778      16,033,267
Calpine Construction
  Finance Co., L.P. and
  CCFC Finance Corp.
  8.00%, due 6/1/16 (a)         49,185,000      53,242,763
Calpine Corp.
  7.25%, due 10/15/17 (a)       37,579,000      39,082,160
Energy Future Intermediate
  Holding Co. LLC/EFIH
  Finance, Inc.
  10.00%, due 12/1/20           15,525,000      16,260,916
GenOn Escrow Corp.
  9.50%, due 10/15/18 (a)       22,300,000      21,742,500
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)          5,925,000       6,458,250
  8.625%, due 11/14/11          15,090,000      15,957,675
NRG Energy, Inc.
  7.25%, due 2/1/14             14,667,000      15,015,341
PNM Resources, Inc.
  9.25%, due 5/15/15             8,710,000       9,428,575
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18             9,965,000      10,961,420
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series B
  9.237%, due 7/2/17               489,591         516,519
  Series C
  9.681%, due 7/2/26             6,425,000       6,874,750
X  Reliant Energy, Inc.
  7.625%, due 6/15/14            4,625,000       4,659,688
  7.875%, due 6/15/17           66,835,000      61,822,375
RRI Energy, Inc.
  6.75%, due 12/15/14           13,856,000      14,150,440
                                            --------------
                                               292,206,639
                                            --------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
Belden, Inc.
  7.00%, due 3/15/17            12,530,000      12,717,950
  9.25%, due 6/15/19            15,000,000      16,593,750
                                            --------------
                                                29,311,700
                                            --------------

ENERGY--ALTERNATE SOURCES 0.3%
Headwaters, Inc.
  11.375%, due 11/1/14          16,435,000      17,421,100
                                            --------------


ENGINEERING & CONSTRUCTION 0.6%
New Enterprise Stone &
  Lime Co.
  11.00%, due 9/1/18 (a)        27,285,000      26,057,175
Tutor Perini Corp.
  7.625%, due 11/1/18 (a)       13,410,000      13,611,150
                                            --------------
                                                39,668,325
                                            --------------



12    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

ENTERTAINMENT 2.7%
American Casino &
  Entertainment Properties
  LLC
  11.00%, due 6/15/14       $   10,720,000  $   10,505,600
FireKeepers Development
  Authority
  13.875%, due 5/1/15 (a)        2,410,000       2,825,725
Greektown Superholdings,
  Inc.
  13.00%, due 7/1/15 (a)        19,645,000      21,644,212
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14              7,361,000       6,974,548
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14            25,835,000      24,220,312
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13            3,940,000       3,457,350
  8.00%, due 4/1/12              6,913,000       6,022,951
Peninsula Gaming LLC
  8.375%, due 8/15/15           10,095,000      10,700,700
  10.75%, due 8/15/17           10,005,000      10,655,325
Penn National Gaming, Inc.
  6.75%, due 3/1/15             27,185,000      27,728,700
Pinnacle Entertainment,
  Inc.
  7.50%, due 6/15/15             6,157,000       6,126,215
  8.625%, due 8/1/17             7,320,000       7,887,300
  8.75%, due 5/15/20             7,450,000       7,440,688
Seneca Gaming Corp.
  7.25%, due 5/1/12              4,357,000       4,248,075
  Series B
  7.25%, due 5/1/12              5,721,000       5,577,975
Speedway Motorsports, Inc.
  6.75%, due 6/1/13              3,921,000       3,970,013
  8.75%, due 6/1/16             11,035,000      12,028,150
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (b)(e)       1,410,123         987,086
Vail Resorts, Inc.
  6.75%, due 2/15/14             2,654,000       2,700,445
                                            --------------
                                               175,701,370
                                            --------------

ENVIRONMENTAL CONTROLS 0.6%
Clean Harbors, Inc.
  7.625%, due 8/15/16            8,658,000       9,145,013
Geo Sub Corp.
  11.00%, due 5/15/12           28,640,000      26,348,800
                                            --------------
                                                35,493,813
                                            --------------

FINANCE--AUTO LOANS 2.9%
AmeriCredit Corp.
  8.50%, due 7/1/15             19,465,000      20,389,588
Credit Acceptance Corp.
  9.125%, due 2/1/17 (a)         4,000,000       4,200,000
X  Ford Motor Credit Co.
  LLC
  5.542%, due 6/15/11 (h)        2,790,000       2,851,101
  5.625%, due 9/15/15           11,960,000      12,687,706
  6.625%, due 8/15/17           12,875,000      14,399,889
  7.25%, due 10/25/11           27,690,000      29,066,719
  7.50%, due 8/1/12             11,930,000      12,810,601
  8.00%, due 6/1/14             33,730,000      37,763,771
  8.125%, due 1/15/20            5,910,000       7,227,150
  9.875%, due 8/10/11            6,000,000       6,359,904
  12.00%, due 5/15/15           13,415,000      17,195,065
General Motors Acceptance
  Corp. LLC
  6.75%, due 12/1/14            19,305,000      20,191,022
  7.25%, due 3/2/11              3,340,000       3,383,190
                                            --------------
                                               188,525,706
                                            --------------

FINANCE--CONSUMER LOANS 0.4%
SLM Corp.
  8.00%, due 3/25/20            24,870,000      25,137,800
                                            --------------


FINANCE--OTHER SERVICES 0.6%
Nationstar
  Mortgage/Nationstar
  Capital Corp.
  10.875%, due 4/1/15 (a)       28,512,000      25,803,360
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (b)            10,565          10,730
SquareTwo Financial Corp.
  11.625%, due 4/1/17 (a)       12,475,000      11,461,406
                                            --------------
                                                37,275,496
                                            --------------

FOOD 2.7%
American Seafoods Group
  LLC/American Seafoods
  Finance, Inc.
  10.75%, due 5/15/16 (a)       17,678,000      18,473,510
American Stores Co.
  8.00%, due 6/1/26             18,999,000      16,196,648
ASG Consolidated LLC/ASG
  Finance, Inc.
  15.00%, due 5/15/17 (a)       12,510,000      11,759,400
B&G Foods, Inc.
  7.625%, due 1/15/18           13,720,000      14,611,800
C&S Group Enterprises LLC
  8.375%, due 5/1/17 (a)         3,010,000       3,010,000
Simmons Foods, Inc.
  10.50%, due 11/1/17            7,815,000       7,815,000
Smithfield Foods, Inc.
  7.00%, due 8/1/11             10,160,000      10,502,900
  10.00%, due 7/15/14 (a)       12,332,000      14,212,630
Stater Brothers Holdings
  8.125%, due 6/15/12            1,433,000       1,434,791


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

FOOD (CONTINUED)
TreeHouse Foods, Inc.
  6.03%, due 9/30/13
  (b)(e)                    $   23,700,000  $   23,759,250
  7.75%, due 3/1/18             11,560,000      12,672,650
Tyson Foods, Inc.
  8.25%, due 10/1/11            12,280,000      12,955,400
  10.50%, due 3/1/14            22,683,000      27,276,307
                                            --------------
                                               174,680,286
                                            --------------

FOREST PRODUCTS & PAPER 2.9%
ABI Escrow Corp.
  10.25%, due 10/15/18 (a)      26,965,000      28,785,138
Bowater, Inc.
  9.375%, due 12/15/21 (c)      11,908,000       3,825,445
Clearwater Paper Corp.
  7.125%, due 11/1/18 (a)        9,720,000      10,157,400
Domtar Corp.
  7.875%, due 10/15/11          28,579,000      30,293,740
X  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)         5,760,000       6,012,000
  7.125%, due 1/15/17 (a)        6,845,000       7,358,375
  7.25%, due 6/1/28              2,370,000       2,607,000
  7.75%, due 11/15/29            1,174,000       1,344,230
  8.125%, due 5/15/11           31,872,000      32,907,840
  8.875%, due 5/15/31           29,615,000      37,092,787
Georgia-Pacific LLC
  8.25%, due 5/1/16 (a)          4,398,000       5,046,705
  9.50%, due 12/1/11             3,000,000       3,232,500
Weyerhaeuser Co.
  6.95%, due 10/1/27             3,695,000       3,682,093
  7.375%, due 10/1/19            6,670,000       7,383,130
  7.375%, due 3/15/32            1,655,000       1,678,215
  8.50%, due 1/15/25             4,130,000       4,547,968
                                            --------------
                                               185,954,566
                                            --------------

GAS 0.2%
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13           9,194,000       9,584,745
                                            --------------


HAND & MACHINE TOOLS 0.1%
Baldor Electric Co.
  8.625%, due 2/15/17            8,521,000       9,096,168
                                            --------------


HEALTH CARE--PRODUCTS 1.7%
Alere, Inc.
  8.625%, due 10/1/18 (a)        7,230,000       7,754,175
Biomet, Inc.
  10.00%, due 10/15/17          12,100,000      13,431,000
  10.375%, due 10/15/17
  (g)                            4,990,000       5,563,850
  11.625%, due 10/15/17         16,490,000      18,571,862
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15            8,610,000       8,932,875
Hanger Orthopedic Group,
  Inc.
  7.125%, due 11/15/18 (a)      16,145,000      16,225,725
  10.25%, due 6/1/14            17,895,000      18,879,225
Invacare Corp.
  9.75%, due 2/15/15            17,120,000      18,275,600
Universal Hospital
  Services, Inc.
  4.134%, due 6/1/15               930,000         837,000
  8.50%, due 6/1/15 (g)          1,705,000       1,777,463
                                            --------------
                                               110,248,775
                                            --------------

HEALTH CARE--SERVICES 4.1%
American Renal Holdings
  8.375%, due 5/15/18 (a)       10,555,000      11,188,300
Capella Healthcare, Inc.
  9.25%, due 7/1/17 (a)         14,597,000      15,910,730
Centene Corp.
  7.25%, due 4/1/14              6,047,000       6,288,880
Community Health Systems,
  Inc.
  8.875%, due 7/15/15           17,590,000      18,821,300
DaVita, Inc.
  6.375%, due 11/1/18           14,650,000      14,979,625
  6.625%, due 11/1/20            6,850,000       7,046,938
Gentiva Health Services,
  Inc.
  11.50%, due 9/1/18 (a)        14,235,000      15,551,737
X  HCA, Inc.
  5.75%, due 3/15/14             9,524,000       9,690,670
  6.30%, due 10/1/12            23,321,000      24,078,932
  6.75%, due 7/15/13             9,545,000       9,926,800
  7.19%, due 11/15/15            5,697,000       5,611,545
  7.875%, due 2/1/11            11,310,000      11,451,375
  8.50%, due 4/15/19            15,775,000      17,746,875
  9.00%, due 12/15/14            1,595,000       1,700,669
  9.125%, due 11/15/14           1,815,000       1,902,347
  9.875%, due 2/15/17            3,645,000       4,091,513
HealthSouth Corp.
  8.125%, due 2/15/20            4,905,000       5,297,400
LifePoint Hospitals, Inc.
  6.625%, due 10/1/20 (a)        7,765,000       8,172,663
MultiPlan, Inc.
  9.875%, due 9/1/18 (a)        24,325,000      26,027,750
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15             8,832,000       9,185,280
Sun Healthcare Group, Inc.
  (zero coupon), due
  10/15/16                      13,320,000      13,170,150
  9.125%, due 4/15/15           14,075,000      15,165,812


14    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

HEALTH CARE--SERVICES (CONTINUED)
Vanguard Health Holding
  Co. II LLC/Vanguard
  Holding Co. II, Inc.
  8.00%, due 2/1/18         $    3,795,000  $    3,998,981
  8.00%, due 2/1/18 (a)          8,960,000       9,374,400
                                            --------------
                                               266,380,672
                                            --------------

HOLDING COMPANIES--DIVERSIFIED 0.5%
Leucadia National Corp.
  8.125%, due 9/15/15           14,255,000      15,555,769
Susser Holdings LLC/Susser
  Finance Corp.
  8.50%, due 5/15/16            17,668,000      18,838,505
                                            --------------
                                                34,394,274
                                            --------------

HOME FURNISHING 0.1%
Sealy Mattress Co.
  10.875%, due 4/15/16 (a)       6,849,000       7,833,544
                                            --------------


HOUSEHOLD PRODUCTS & WARES 1.2%
Central Garden and Pet Co.
  8.25%, due 3/1/18             18,075,000      18,978,750
Diversey, Inc.
  8.25%, due 11/15/19              500,000         546,875
Jarden Corp.
  7.50%, due 5/1/17             19,505,000      20,748,444
Prestige Brands, Inc.
  8.25%, due 4/1/18 (a)          1,151,000       1,199,917
Rent A Center, Inc.
  6.625%, due 11/15/20           9,300,000       9,393,000
Spectrum Brands, Inc.
  9.50%, due 6/15/18 (a)        23,717,000      26,340,693
                                            --------------
                                                77,207,679
                                            --------------

HOUSEWARES 0.4%
Libbey Glass, Inc.
  10.00%, due 2/15/15 (a)       25,801,000      28,058,588
                                            --------------


INSURANCE 1.7%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (a)        14,221,000      14,576,525
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17             38,265,000      40,226,081
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (a)       19,301,000      19,469,884
Ironshore Holdings (US),
  Inc.
  8.50%, due 5/15/20 (a)        16,890,000      17,583,503
Lumbermens Mutual Casualty
  Co.
  8.30%, due 12/1/37
  (a)(b)(c)                      8,525,000          86,103
  8.45%, due 12/1/97
  (a)(b)(c)                      2,575,000          26,008
  9.15%, due 7/1/26
  (a)(b)(c)                     42,123,000         425,442
USI Holdings Corp.
  4.251%, due 11/15/14
  (a)(h)                         1,675,000       1,448,875
  9.75%, due 5/15/15 (a)        11,100,000      11,127,750
Willis North America, Inc.
  6.20%, due 3/28/17             5,882,000       6,299,498
                                            --------------
                                               111,269,669
                                            --------------

INTERNET 0.3%
Expedia, Inc.
  8.50%, due 7/1/16 (a)         20,264,000      22,391,720
                                            --------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES 0.9%

Janus Capital Group, Inc.
  6.125%, due 9/15/11            2,020,000       2,041,745
  6.50%, due 6/15/12             4,324,000       4,531,842
  6.95%, due 6/15/17            26,050,000      27,281,748
Nuveen Investments, Inc.
  10.50%, due 11/15/15           4,630,000       4,838,350
Pinafore LLC/Pinafore,
  Inc.
  9.00%, due 10/1/18 (a)        18,275,000      19,554,250
                                            --------------
                                                58,247,935
                                            --------------

IRON & STEEL 0.5%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25            6,860,000       7,056,107
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11           2,460,000       2,582,446
  9.375%, due 6/1/19             7,475,000       8,974,186
Ryerson, Inc.
  7.841%, due 11/1/14 (a)        1,040,000         972,400
  12.00%, due 11/1/15           13,784,000      14,335,360
                                            --------------
                                                33,920,499
                                            --------------

LEISURE TIME 0.6%
Brunswick Corp.
  11.25%, due 11/1/16 (a)       11,240,000      13,347,500
Harley-Davidson Funding
  Corp.
  5.25%, due 12/15/12 (a)          250,000         263,614
  6.80%, due 6/15/18 (a)        19,815,000      21,547,723
Town Sports International
  Holdings, Inc.
  11.00%, due 2/1/14             4,645,000       4,581,131
                                            --------------
                                                39,739,968
                                            --------------

LODGING 1.1%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14              1,895,000       2,051,338
Majestic Star Casino LLC
  9.50%, due 10/15/10 (c)        7,690,000       4,844,700
MGM Mirage, Inc.
  13.00%, due 11/15/13           5,364,000       6,376,455
San Pasqual Casino
  8.00%, due 9/15/13 (a)           250,000         242,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

LODGING (CONTINUED)
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  2.792%, due 3/15/14
  (a)(h)                    $   16,105,000  $   14,293,187
Sheraton Holding Corp.
  7.375%, due 11/15/15           1,490,000       1,674,388
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.25%, due 2/15/13             7,995,000       8,514,675
  6.75%, due 5/15/18            18,105,000      20,051,287
  7.875%, due 5/1/12            12,615,000      13,529,587
                                            --------------
                                                71,578,117
                                            --------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Terex Corp.
  10.875%, due 6/1/16            7,415,000       8,453,100
                                            --------------


MACHINERY--DIVERSIFIED 0.3%
Briggs & Stratton Corp.
  8.875%, due 3/15/11           18,850,000      19,227,000
                                            --------------


MEDIA 3.6%
CCO Holdings LLC/CCO
  Holdings Capital Corp.
  7.25%, due 10/30/17 (a)        5,405,000       5,580,663
  7.875%, due 4/30/18 (a)        6,875,000       7,304,688
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (a)        41,004,000      43,618,005
Charter Communications
  Operating LLC/Charter
  Communications Operating
  Capital
  10.875%, due 9/15/14 (a)         410,000         467,400
CSC Holdings, Inc.
  6.75%, due 4/15/12            25,745,000      26,935,706
  8.50%, due 4/15/14             7,185,000       8,011,275
CW Media Holdings, Inc.
  13.50%, due 8/15/15
  (a)(g)                         5,290,000       6,070,275
Echostar DBS Corp.
  6.375%, due 10/1/11           11,491,000      11,893,185
HSN, Inc.
  11.25%, due 8/1/16            23,375,000      26,998,125
Morris Publishing Group
  LLC
  10.00%, due 9/1/14 (b)         6,729,529       6,569,703
Nielsen Finance
  LLC/Nielsen Finance Co.
  7.75%, due 10/15/18 (a)       30,638,000      31,748,627
  10.00%, due 8/1/14             8,105,000       8,520,381
  11.50%, due 5/1/16             1,305,000       1,500,750
ProQuest LLC/ProQuest
  Notes Co.
  9.00%, due 10/15/18 (a)       15,135,000      15,456,619
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (a)         10,205,000      10,268,781
  10.375%, due 9/1/14 (a)       24,935,000      25,963,569
Ziff Davis Media, Inc.
  (Escrow Shares)
  8.788%, due 7/15/11
  (b)(e)(f)                      2,923,149          76,294
                                            --------------
                                               236,984,046
                                            --------------

METAL FABRICATE & HARDWARE 0.5%
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17            17,140,000      15,511,700
  8.75%, due 9/1/20 (a)         13,000,000      14,088,750
Neenah Foundry Co.
  15.00%, due 7/29/15
  (b)(e)                         3,699,999       3,699,999
                                            --------------
                                                33,300,449
                                            --------------

MINING 0.5%
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15              5,026,000       5,384,103
  8.375%, due 4/1/17            22,905,000      25,911,281
                                            --------------
                                                31,295,384
                                            --------------

MISCELLANEOUS--MANUFACTURING 1.5%
Actuant Corp.
  6.875%, due 6/15/17           15,850,000      16,186,812
Amsted Industries, Inc.
  8.125%, due 3/15/18 (a)       31,385,000      33,111,175
Koppers, Inc.
  7.875%, due 12/1/19           12,155,000      13,157,788
SPX Corp.
  6.875%, due 9/1/17 (a)        25,425,000      27,713,250
  7.625%, due 12/15/14           5,235,000       5,810,850
                                            --------------
                                                95,979,875
                                            --------------

OFFICE FURNISHINGS 0.2%
Interface, Inc.
  11.375%, due 11/1/13           8,690,000      10,080,400
                                            --------------


OIL & GAS 9.5%
Anadarko Petroleum Corp.
  6.375%, due 9/15/17           11,145,000      12,381,114
Atlas Energy Operating Co.
  LLC/Atlas Energy Finance
  Corp.
  12.125%, due 8/1/17            8,475,000       9,915,750
Berry Petroleum Co.
  6.75%, due 11/1/20             7,800,000       8,053,500
  10.25%, due 6/1/14             9,915,000      11,439,431
BreitBurn Energy Partners,
  L.P.
  8.625%, due 10/15/20 (a)      15,285,000      15,437,850
Chaparral Energy, Inc.
  8.50%, due 12/1/15            19,939,000      19,889,152


16    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

OIL & GAS (CONTINUED)
Chesapeake Energy Corp.
  6.50%, due 8/15/17        $   30,590,000  $   31,890,075
  6.875%, due 8/15/18           12,360,000      13,070,700
Comstock Resources, Inc.
  6.875%, due 3/1/12            13,560,000      13,576,950
Concho Resources,
  Inc./Midland TX
  8.625%, due 10/1/17            8,441,000       9,137,383
Continental Resources,
  Inc.
  7.125%, due 4/1/21 (a)         4,440,000       4,795,200
  7.375%, due 10/1/20 (a)       14,605,000      15,809,912
Denbury Resources, Inc.
  7.50%, due 12/15/15            1,715,000       1,779,313
  8.25%, due 2/15/20            23,900,000      26,648,500
  9.75%, due 3/1/16              6,980,000       7,904,850
Forest Oil Corp.
  8.00%, due 12/15/11           13,030,000      13,681,500
Frontier Oil Corp.
  6.625%, due 10/1/11            5,735,000       5,742,169
  8.50%, due 9/15/16            13,825,000      14,550,812
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (a)        27,256,000      28,073,680
  9.00%, due 6/1/16 (a)         10,350,000      10,919,250
Holly Corp.
  9.875%, due 6/15/17           18,512,000      20,270,640
KCS Energy, Inc.
  7.125%, due 4/1/12            22,555,000      22,611,387
Linn Energy LLC
  9.875%, due 7/1/18             6,710,000       7,448,100
Linn Energy LLC/Linn
  Energy Finance Corp.
  11.75%, due 5/15/17           13,400,000      15,544,000
Mariner Energy, Inc.
  7.50%, due 4/15/13            17,480,000      18,004,400
Newfield Exploration Co.
  6.625%, due 9/1/14            13,765,174      14,074,890
  6.625%, due 4/15/16           11,040,000      11,481,600
  7.125%, due 5/15/18           14,620,000      15,643,400
Penn Virginia Corp.
  10.375%, due 6/15/16          11,560,000      12,716,000
PetroHawk Energy Corp.
  7.875%, due 6/1/15             8,390,000       8,893,400
  10.50%, due 8/1/14             7,425,000       8,483,063
Petroquest Energy, Inc.
  10.00%, due 9/1/17            29,400,000      30,135,000
Pioneer Drilling Co.
  9.875%, due 3/15/18           14,295,000      15,009,750
Plains Exploration &
  Production Co.
  7.75%, due 6/15/15             2,840,000       2,996,200
  10.00%, due 3/1/16            16,825,000      19,201,531
Pride International, Inc.
  6.875%, due 8/15/20           11,595,000      13,131,338
Range Resources Corp.
  6.375%, due 3/15/15            5,000,000       5,100,000
  7.25%, due 5/1/18              2,500,000       2,687,500
  7.50%, due 5/15/16             4,485,000       4,698,038
  8.00%, due 5/15/19            11,655,000      12,907,913
Rosetta Resources, Inc.
  9.50%, due 4/15/18            12,250,000      12,770,625
Stone Energy Corp.
  6.75%, due 12/15/14           13,375,000      12,605,938
  8.625%, due 2/1/17            10,470,000      10,522,350
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)         9,585,000       9,297,450
Whiting Petroleum Corp.
  6.50%, due 10/1/18            10,120,000      10,853,700
  7.00%, due 2/1/14             27,634,000      29,395,667
                                            --------------
                                               621,180,971
                                            --------------

OIL & GAS SERVICES 0.5%
American Petroleum Tankers
  LLC/AP Tankers Co.
  10.25%, due 5/1/15 (a)        12,730,000      13,239,200
Complete Production
  Services, Inc.
  8.00%, due 12/15/16           15,290,000      16,092,725
                                            --------------
                                                29,331,925
                                            --------------

PACKAGING & CONTAINERS 1.7%
Ball Corp.
  6.75%, due 9/15/20             5,830,000       6,413,000
  7.125%, due 9/1/16            10,625,000      11,581,250
  7.375%, due 9/1/19            10,356,000      11,546,940
Greif, Inc.
  6.75%, due 2/1/17                170,000         177,225
  7.75%, due 8/1/19              8,100,000       8,829,000
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14            22,565,000      23,072,712
  7.375%, due 5/15/16            4,910,000       5,351,900
Plastipak Holdings, Inc.
  10.625%, due 8/15/19 (a)      27,845,000      30,907,950
Silgan Holdings, Inc.
  6.75%, due 11/15/13            2,315,000       2,349,725
  7.25%, due 8/15/16             8,740,000       9,319,025
                                            --------------
                                               109,548,727
                                            --------------

PHARMACEUTICALS 2.2%
BioScrip, Inc.
  10.25%, due 10/1/15            3,785,000       4,002,637
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (g)       26,423,575      26,819,929
Lantheus Medical Imaging,
  Inc.
  9.75%, due 5/15/17 (a)        12,415,000      12,973,675


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

PHARMACEUTICALS (CONTINUED)
Mylan, Inc.
  7.625%, due 7/15/17 (a)   $   15,860,000  $   17,446,000
  7.875%, due 7/15/20 (a)       12,120,000      13,513,800
NBTY, Inc.
  7.125%, due 10/1/15           22,824,000      23,394,600
  9.00%, due 10/1/18 (a)         7,840,000       8,330,000
Quintiles Transnational
  Corp.
  10.25%, due 12/30/14
  (a)(g)                        18,310,000      18,676,200
Valeant Pharmaceuticals
  International
  6.75%, due 10/1/17 (a)         7,875,000       8,219,531
  7.00%, due 10/1/20 (a)         7,875,000       8,268,750
                                            --------------
                                               141,645,122
                                            --------------

PIPELINES 2.4%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning
  11/1/11                        2,555,000       3,324,101
  9.625%, due 11/1/21           19,281,000      28,171,199
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)        11,290,565      12,172,132
Copano Energy LLC
  8.125%, due 3/1/16             4,186,000       4,322,045
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18             28,125,000      28,757,813
Crosstex Energy, L.P.
  /Crosstex Energy Finance
  Corp.
  8.875%, due 2/15/18            8,590,000       9,277,200
El Paso Natural Gas Co.
  7.50%, due 11/15/26            6,029,000       6,657,475
  8.375%, due 6/15/32            7,435,000       8,800,653
X  MarkWest Energy
  Partners, L.P./MarkWest
  Energy Finance Corp.
  6.75%, due 11/1/20            12,580,000      12,863,050
  6.875%, due 11/1/14            8,855,000       9,076,375
  8.50%, due 7/15/16            27,430,000      29,144,375
  8.75%, due 4/15/18             5,688,000       6,242,580
                                            --------------
                                               158,808,998
                                            --------------

REAL ESTATE INVESTMENT TRUSTS 1.2%
Host Hotels & Resorts,
  Inc.
  6.00%, due 11/1/20 (a)         4,655,000       4,655,000
Host Hotels & Resorts,
  L.P.
  6.875%, due 11/1/14            6,500,000       6,707,188
Host Marriott, L.P.
  6.375%, due 3/15/15            5,645,000       5,786,125
  Series Q
  6.75%, due 6/1/16             36,455,000      37,867,631
  7.125%, due 11/1/13            1,568,000       1,587,600
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14             10,140,000      10,342,800
Sabra Health Care,
  L.P./Sabra Capital Corp.
  8.125%, due 11/1/18 (a)       11,951,000      12,369,285
                                            --------------
                                                79,315,629
                                            --------------

RETAIL 3.1%
AmeriGas Partners, L.P.
  7.25%, due 5/20/15             6,430,000       6,638,975
AmeriGas Partners,
  L.P./AmeriGas Eagle
  Finance Corp.
  7.125%, due 5/20/16            2,925,000       3,049,313
Asbury Automotive Group,
  Inc.
  7.625%, due 3/15/17            3,343,000       3,276,140
  8.00%, due 3/15/14            18,896,000      19,179,440
AutoNation, Inc.
  6.75%, due 4/15/18            20,176,000      20,882,160
DineEquity, Inc.
  9.50%, due 10/30/18 (a)       27,780,000      29,585,700
J.C. Penney Corp., Inc.
  7.125%, due 11/15/23          16,185,000      16,913,325
Limited Brands, Inc.
  8.50%, due 6/15/19             7,740,000       9,133,200
Penske Auto Group, Inc.
  7.75%, due 12/15/16           17,096,000      17,266,960
Phillips-Van Heusen Corp.
  7.375%, due 5/15/20           12,330,000      13,362,637
QVC, Inc.
  7.125%, due 4/15/17 (a)        5,090,000       5,420,850
Roadhouse Financing, Inc.
  10.75%, due 10/15/17 (a)       3,370,000       3,648,025
Sally Holdings LLC
  9.25%, due 11/15/14           17,265,000      18,149,831
Sears Holding Corp.
  6.625%, due 10/15/18 (a)       6,429,000       6,412,927
Sonic Automotive, Inc.
  8.625%, due 8/15/13            1,970,000       2,002,013
  9.00%, due 3/15/18            10,320,000      10,823,100
Star Gas Partners,
  L.P./Star Gas Finance
  Co.
  Series B
  10.25%, due 2/15/13           14,172,000      14,420,010
                                            --------------
                                               200,164,606
                                            --------------

SOFTWARE 0.4%
Fidelity National
  Information Services,
  Inc.
  7.625%, due 7/15/17 (a)       10,800,000      11,691,000
  7.875%, due 7/15/20 (a)        3,565,000       3,894,763


18    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)

SOFTWARE (CONTINUED)
SS&C Technologies, Inc.
  11.75%, due 12/1/13       $   10,036,000  $   10,412,350
                                            --------------
                                                25,998,113
                                            --------------

TELECOMMUNICATIONS 4.2%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29            22,464,000      18,757,440
American Tower Corp.
  7.25%, due 5/15/19             7,425,000       8,891,437
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (a)         33,700,000      37,828,250
Clearwire Communications
  LLC/Clearwire Finance,
  Inc.
  12.00%, due 12/1/15 (a)       19,415,000      21,550,650
Crown Castle International
  Corp.
  7.125%, due 11/1/19           26,105,000      28,715,500
  9.00%, due 1/15/15            10,080,000      11,264,400
DigitalGlobe, Inc.
  10.50%, due 5/1/14            11,280,000      12,746,400
GCI, Inc.
  7.25%, due 2/15/14            12,360,000      12,607,200
  8.625%, due 11/15/19          20,585,000      22,643,500
GeoEye, Inc.
  8.625%, due 10/1/16            4,345,000       4,551,388
  9.625%, due 10/1/15            7,830,000       8,720,663
Lucent Technologies, Inc.
  6.50%, due 1/15/28            13,865,000      11,542,612
MetroPCS Wireless, Inc.
  7.875%, due 9/1/18            11,274,000      12,091,365
NII Capital Corp.
  10.00%, due 8/15/16            7,095,000       8,043,956
Qwest Corp.
  7.50%, due 10/1/14             4,400,000       5,027,000
SBA Telecommunications,
  Inc.
  8.25%, due 8/15/19            14,955,000      16,824,375
Sprint Capital Corp.
  6.875%, due 11/15/28           5,805,000       5,471,213
  8.75%, due 3/15/32             8,680,000       9,526,300
Sprint Nextel Corp.
  8.375%, due 8/15/17           16,850,000      18,577,125
                                            --------------
                                               275,380,774
                                            --------------

TEXTILES 0.3%
INVISTA
  9.25%, due 5/1/12 (a)         20,959,000      21,299,584
                                            --------------


TRANSPORTATION 1.1%
AMGH Merger Sub, Inc.
  9.25%, due 11/1/18 (a)         9,620,000       9,956,700
KAR Holdings, Inc.
  4.466%, due 5/1/14            11,780,000      11,014,300
  8.75%, due 5/1/14             14,245,000      14,796,994
  10.00%, due 5/1/15            23,250,000      24,586,875
Syncreon Global Ireland,
  Ltd./Syncreon Global
  Finance US, Inc.
  9.50%, due 5/1/18 (a)         12,750,000      13,196,250
                                            --------------
                                                73,551,119
                                            --------------

TRUCKING & LEASING 0.2%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15           13,126,000      13,060,370
                                            --------------
Total Corporate Bonds
  (Cost $4,882,616,230)                      5,279,512,268
                                            --------------


FOREIGN BOND 0.4%
----------------------------------------------------------

MEDIA 0.4%
Shaw Communications, Inc.
  7.50%, due 11/20/13       C$  22,825,000      25,537,413
                                            --------------
Total Foreign Bond
  (Cost $18,181,410)                            25,537,413
                                            --------------

LOAN ASSIGNMENTS & PARTICIPATIONS 3.5% (I)
----------------------------------------------------------


AEROSPACE & DEFENSE 0.2%
DAE Aviation Holdings,
  Inc.
  Tranche B1 Term Loan
  4.04%, due 7/31/14        $    5,520,497       5,299,677
  Tranche B2 Term Loan
  4.04%, due 7/31/14             5,306,868       5,094,593
                                            --------------
                                                10,394,270
                                            --------------

AUTO MANUFACTURERS 0.8%
X  Ford Motor Co.
  Term Loan B1
  3.038%, due 12/16/13          52,171,753      51,628,019
                                            --------------


AUTO PARTS & EQUIPMENT 0.1%
FleetPride Corp.
  Term Loan
  2.789%, due 6/6/13             7,684,375       6,915,938
                                            --------------


COMMERCIAL SERVICES 0.5%
Lender Processing
  Services, Inc.
  Term Loan A
  2.255%, due 7/2/13             7,422,000       7,310,670
Ocwen Financial Corp.
  Term Loan
  9.00%, due 7/28/15            24,418,875      24,296,781
                                            --------------
                                                31,607,451
                                            --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                 PRINCIPAL
                                    AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

ELECTRIC 0.0%++
Calpine Corp.
  1st Priority Term Loan
  3.165%, due 3/29/14       $    2,060,334  $    2,047,199
                                            --------------


FOOD 0.1%
American Seafoods Group
  LLC/American Seafoods
  Finance, Inc.
  Term Loan B
  5.50%, due 5/7/15              8,952,563       8,932,867
                                            --------------


HEALTH CARE--SERVICES 0.4%
X  HCA, Inc.
  Term Loan A
  1.789%, due 11/16/12           4,970,287       4,862,595
  Term Loan B
  2.539%, due 11/18/13          19,964,937      19,519,799
                                            --------------
                                                24,382,394
                                            --------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 9/30/13
  (b)(c)(e)                      5,772,379          15,585
                                            --------------


MEDIA 0.4%
Nielsen Finance LLC
  Class A Term Loan
  2.256%, due 8/9/13            29,020,310      28,355,252
                                            --------------


METAL FABRICATE & HARDWARE 0.3%
Neenah Corp.
  Exit Term Loan
  11.00%, due 1/2/15
  (b)(e)                        18,600,000      18,600,000
                                            --------------


UTILITIES 0.7%
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B3
  3.756%, due 10/10/14          13,842,493      10,853,774
  Term Loan B2
  3.923%, due 10/10/14          46,663,537      36,566,715
                                            --------------
                                                47,420,489
                                            --------------
Total Loan Assignments &
  Participations
  (Cost $237,790,122)                          230,299,464
                                            --------------


YANKEE BONDS 10.0% (J)
----------------------------------------------------------

CHEMICALS 1.2%
X  Nova Chemicals Corp.
  3.748%, due 11/15/13          24,840,000      24,187,950
  6.50%, due 1/15/12             8,385,000       8,720,400
  8.375%, due 11/1/16           13,850,000      15,131,125
  8.625%, due 11/1/19           27,935,000      31,007,850
                                            --------------
                                                79,047,325
                                            --------------

COMMERCIAL SERVICES 0.4%
National Money Mart Co.
  10.375%, due 12/15/16         23,490,000      25,604,100
                                            --------------


DIVERSIFIED FINANCIAL SERVICES 0.5%
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25           34,850,000      31,974,875
                                            --------------


ENTERTAINMENT 0.3%
MU Finance PLC
  8.375%, due 2/1/17 (a)        17,945,000      17,900,138
                                            --------------


FOREST PRODUCTS & PAPER 0.2%
PE Paper Escrow GmbH
  12.00%, due 8/1/14 (a)        10,805,000      12,531,963
                                            --------------


HEALTH CARE--PRODUCTS 0.5%
DJO Finance LLC/DJO
  Finance Corp.
  9.75%, due 10/15/17 (a)       11,830,000      12,303,200
  10.875%, due 11/15/14         20,197,000      22,140,961
                                            --------------
                                                34,444,161
                                            --------------

INSURANCE 0.4%
Allied World Assurance Co.
  Holdings, Ltd.
  7.50%, due 8/1/16              6,540,000       7,454,194
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18            9,497,000       9,983,721
  7.75%, due 7/15/37             4,810,000       4,767,912
  8.30%, due 4/15/26             5,395,000       5,563,594
                                            --------------
                                                27,769,421
                                            --------------

LEISURE TIME 0.3%
Willis Group Holdings,
  Ltd. (Trinity
  Acquisition, Ltd.)
  12.875%, due 12/31/16
  (a)(b)(e)                     12,185,000      17,194,461
                                            --------------


MEDIA 1.5%
Quebecor Media, Inc.
  7.75%, due 3/15/16            39,000,000      40,706,250
X  Videotron Ltee
  6.375%, due 12/15/15           2,200,000       2,257,750


20    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
MEDIA (CONTINUED)
Videotron Ltee (continued)
  6.875%, due 1/15/14       $   14,341,000  $   14,538,189
  9.125%, due 4/15/18           35,235,000      39,683,419
                                            --------------
                                                97,185,608
                                            --------------


MISCELLANEOUS--MANUFACTURING 0.1%
Tyco Electronics Group
  S.A.
  6.00%, due 10/1/12             6,810,000       7,374,617
                                            --------------


OIL & GAS SERVICES 0.5%
Expro Finance Luxembourg
  SCA
  8.50%, due 12/15/16 (a)       31,610,000      31,135,850
                                            --------------


PHARMACEUTICALS 0.5%
Warner Chilcott Co.
  LLC/Warner Chilcott
  Finance LLC
  7.75%, due 9/15/18 (a)        28,345,000      29,478,800
                                            --------------


TELECOMMUNICATIONS 3.5%
Inmarsat Finance PLC
  7.375%, due 12/1/17 (a)        4,400,000       4,708,000
X  Intelsat Subsidiary
  Holding Co., Ltd.
  8.50%, due 1/15/13            54,265,000      54,739,819
  8.875%, due 1/15/15           15,700,000      16,249,500
  8.875%, due 1/15/15 (a)       20,210,000      20,816,300
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13           25,130,000      25,548,917
Nortel Networks, Ltd.
  10.125%, due 7/15/13 (c)       3,780,000       3,189,375
  10.75%, due 7/15/16 (c)        5,047,000       4,264,715
Sable International
  Finance, Ltd.
  7.75%, due 2/15/17 (a)        23,755,000      25,506,931
Virgin Media Finance PLC
  8.375%, due 10/15/19          14,815,000      16,518,725
  9.125%, due 8/15/16            9,745,000      10,414,969
  9.50%, due 8/15/16            10,315,000      11,720,419
Virgin Media Secured
  Finance PLC
  6.50%, due 1/15/18            34,341,000      36,830,722
                                            --------------
                                               230,508,392
                                            --------------

TRANSPORTATION 0.1%
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14             6,619,000       6,916,855
                                            --------------
Total Yankee Bonds
  (Cost $596,135,873)                          649,066,566
                                            --------------
Total Long-Term Bonds
  (Cost $5,788,631,210)                      6,243,663,690
                                            --------------



                                    SHARES
COMMON STOCKS 0.3%
----------------------------------------------------------

AIRLINES 0.0%++
Delta Air Lines, Inc. (f)           11,653         161,860
                                            --------------


BEVERAGES 0.0%++
Cott Corp. (f)                      55,400         454,280
                                            --------------


COMMERCIAL SERVICES 0.0%++
Quad/Graphics, Inc. (f)             40,952       1,830,964
                                            --------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (b)(e)(f)                   537,143           5,371
                                            --------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (b)(e)(f)             15,507,390         155,074
                                            --------------


METAL FABRICATE & HARDWARE 0.1%
Neenah Enterprises, Inc.
  (b)(e)                           717,799       6,079,758
                                            --------------


TELECOMMUNICATIONS 0.2%
Loral Space &
  Communications, Ltd.(f)          157,362       8,754,048
                                            --------------
Total Common Stocks
  (Cost $18,372,926)                            17,441,355
                                            --------------


PREFERRED STOCKS 0.3%
----------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (b)(c)(e)                   6,430              64
                                            --------------


REAL ESTATE INVESTMENT TRUSTS 0.3%
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(b)                     18,108      21,095,820
                                            --------------
Total Preferred Stocks
  (Cost $16,260,073)                            21,095,884
                                            --------------


                                 NUMBER OF
                                  WARRANTS

WARRANTS 0.0%++
----------------------------------------------------------

FOOD 0.0%++
ASG Corp.
  Expires 5/15/18 (b)(f)            12,510       1,565,314
                                            --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                 NUMBER OF
                                  WARRANTS           VALUE
WARRANTS (CONTINUED)

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 12/12/39
  (b)(e)(f)                          1,126  $           12
                                            --------------
Total Warrants
  (Cost $3,435)                                  1,565,326
                                            --------------


                                 PRINCIPAL
                                    AMOUNT

SHORT-TERM INVESTMENT 3.2%
----------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank and
  Trust Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $208,088,723
  (Collateralized by a
  United States Treasury
  Note with a rate of
  2.125% and a maturity
  date of 5/31/15,
  with a Principal Amount
  of $201,415,000 and a
  Market Value of
  $212,251,127)             $  208,088,549     208,088,549
                                            --------------
Total Short-Term
  Investment
  (Cost $208,088,549)                          208,088,549
                                            --------------
Total Investments
  (Cost $6,031,356,193)
  (k)                                 99.7%  6,491,854,804

Other Assets, Less
  Liabilities                          0.3      19,396,772
                            --------------  --------------

Net Assets                           100.0% $6,511,251,576
                            ==============  ==============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Illiquid security. The total market value
     of these securities at October 31, 2010
     is $103,338,110, which represents 1.6% of
     the Fund's net assets.
(c)  Issue in default.
(d)  Restricted security.
(e)  Fair valued security. The total market
     value of these securities at October 31,
     2010 is $73,558,990, which represents
     1.1% of the Fund's net assets.
(f)  Non-income producing security.
(g)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(h)  Floating rate--Rate shown is the rate in
     effect at October 31, 2010.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London InterBank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at October 31,
     2010. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(k)  At October 31, 2010, cost is
     $6,040,366,309 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation     $529,119,120
Gross unrealized depreciation      (77,630,625)
                                  ------------
Net unrealized appreciation       $451,488,495
                                  ============



The following abbreviation is used in the above portfolio:

C$--Canadian Dollar


22    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE     SIGNIFICANT
                                                 MARKETS FOR           OTHER   SIGNIFICANT
                                                   IDENTICAL      OBSERVABLE  UNOBSERVABLE
                                                      ASSETS          INPUTS        INPUTS
 DESCRIPTION                                       (LEVEL 1)       (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Long-Term Bonds
  Convertible Bonds (b)                          $        --  $   59,241,825   $     6,154  $   59,247,979
  Corporate Bonds (c)                                     --   5,248,009,757    31,502,511   5,279,512,268
  Foreign Bond                                            --      25,537,413            --      25,537,413
  Loan Assignments & Participations (d)                   --     211,683,879    18,615,585     230,299,464
  Yankee Bonds (e)                                        --     631,872,105    17,194,461     649,066,566
                                                 -----------  --------------   -----------  --------------
Total Long-Term Bonds                                     --   6,176,344,979    67,318,711   6,243,663,690
                                                 -----------  --------------   -----------  --------------
Common Stocks (f)                                 11,201,152              --     6,240,203      17,441,355
Preferred Stocks (g)                              21,095,820              --            64      21,095,884
Warrants (h)                                       1,565,314              --            12       1,565,326
Short-Term Investment
  Repurchase Agreement                                    --     208,088,549            --     208,088,549
                                                 -----------  --------------   -----------  --------------
Total Investments in Securities                  $33,862,286  $6,384,433,528   $73,558,990  $6,491,854,804
                                                 ===========  ==============   ===========  ==============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $6,154 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c) The level 3 securities valued at $23,166, $2,956,716, $987,086, $23,759,250,
    $76,294 and $3,699,999 are held in Auto Parts & Equipment, Commercial Services, Entertainment, Food, Media and Metal Fabricate & Hardware, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d) The level 3 securities valued at $15,585 and $18,600,000 are held in Machinery and Metal Fabricate & Hardware, respectively, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e) The level 3 security valued at $17,194,461 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.

(f) The level 3 securities valued at $5,371, $155,074 and $6,079,758 are held in Machinery, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(g) The level 3 security valued at $64 is held in Machinery within the Preferred Stocks section of the Portfolio of Investments.

(h) The level 3 security valued at $12 is held in Media within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                    BALANCE
                                      AS OF      ACCRUED     REALIZED
                                OCTOBER 31,    DISCOUNTS         GAIN
 INVESTMENTS IN SECURITIES             2009   (PREMIUMS)       (LOSS)
Long-Term Bonds
  Convertible Bonds
     Internet                   $     6,154  $        --  $        --
  Corporate Bonds
     Auto Parts & Equipment              --           --           --
     Commercial Services          2,956,716           --           --
     Entertainment                  970,052       36,728       38,791
     Food                                --           --           --
     Media                          861,595           --   (1,624,794)
     Metal, Fabricate &
       Hardware                          --           --           --
  Loan Assignments &
     Participations
     Machinery                    2,421,868   (2,000,666)  (3,967,539)
     Metal, Fabricate &
       Hardware                          --           --           --
  Yankee Bonds
     Leisure Time                16,442,013           --           --
Common Stocks
     Machinery                        5,371           --           --
     Media                          155,074           --           --
     Metal, Fabricate &
       Hardware                          --           --           --
Preferred Stocks
     Machinery                           64           --           --
Warrants
     Media                               --           --           --
                                -----------  -----------  -----------
Total                           $23,818,907  $(1,963,938) $(5,553,542)
                                ===========  ===========  ===========

                                                                                                                   CHANGE IN
                                                                                                                  UNREALIZED
                                                                                                                APPRECIATION
                                                                                                              (DEPRECIATION)
                                                                                                                        FROM
                                     CHANGE IN                                                       BALANCE     INVESTMENTS
                                    UNREALIZED                             TRANSFERS  TRANSFERS        AS OF   STILL HELD AT
                                  APPRECIATION                                 IN TO     OUT OF  OCTOBER 31,     OCTOBER 31,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)    PURCHASES         SALES    LEVEL 3    LEVEL 3         2010        2010 (A)
Long-Term Bonds
  Convertible Bonds
     Internet                       $       --  $        --  $         --   $     --   $     --  $     6,154     $        --
  Corporate Bonds
     Auto Parts & Equipment             23,166           --            --         --         --       23,166          23,166
     Commercial Services                    --           --            --         --         --    2,956,716              --
     Entertainment                     148,146           --      (206,631)        --         --      987,086          26,703
     Food                              414,750   23,344,500            --         --         --   23,759,250         414,750
     Media                           1,707,901    8,402,286    (9,270,694)        --         --       76,294      (5,535,948)
     Metal, Fabricate &
       Hardware                             --    3,699,999            --         --         --    3,699,999              --
  Loan Assignments &
     Participations
     Machinery                       5,999,265      181,344    (2,618,687)        --         --       15,585       8,120,630
     Metal, Fabricate &
       Hardware                             --   18,600,000            --         --         --   18,600,000              --
  Yankee Bonds
     Leisure Time                      752,448           --            --         --         --   17,194,461         752,448
Common Stocks
     Machinery                              --           --            --         --         --        5,371              --
     Media                                  --           --            --         --         --      155,074              --
     Metal, Fabricate &
       Hardware                             --    6,079,758            --         --         --    6,079,758              --
Preferred Stocks
     Machinery                              --           --            --         --         --           64              --
Warrants
     Media                              (3,423)       3,435            --         --         --           12          (3,423)
                                    ----------  -----------  ------------   --------   --------  -----------     -----------
Total                               $9,042,253  $60,311,322  $(12,096,012)       $--        $--  $73,558,990     $ 3,798,326
                                    ==========  ===========  ============   ========   ========  ===========     ===========




(a) Included in "change in unrealized appreciation (depreciation) on investments and unfunded commitments" in the Statement of Operations.


24    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $6,031,356,193)   $6,491,854,804
Cash denominated in foreign
  currencies
  (identified cost $2,307,925)            2,518,310
Receivables:
  Dividends and interest                134,638,499
  Fund shares sold                       17,655,397
  Investment securities sold             14,230,992
Other assets                                123,023
                                     --------------
     Total assets                     6,661,021,025
                                     --------------

LIABILITIES
---------------------------------------------------
Unrealized depreciation on unfunded
  commitments                               258,333
Payables:
  Investment securities purchased       121,589,214
  Fund shares redeemed                    9,802,599
  Manager (See Note 3)                    3,059,020
  Transfer agent (See Note 3)             1,843,354
  NYLIFE Distributors (See Note 3)        1,688,450
  Shareholder communication                 299,980
  Professional fees                         196,341
  Trustees                                   19,342
  Custodian                                  13,342
Accrued expenses                             12,230
Dividend payable                         10,987,244
                                     --------------
     Total liabilities                  149,769,449
                                     --------------
Net assets                           $6,511,251,576
                                     ==============

COMPOSITION OF NET ASSETS
---------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $   10,998,804
Additional paid-in capital            6,758,916,495
                                     --------------
                                      6,769,915,299
Distributions in excess of net
  investment income                     (20,170,376)
Accumulated net realized loss on
  investments and foreign currency
  transactions                         (698,955,762)
Net unrealized appreciation on
  investments                           460,498,611
Net unrealized depreciation on
  unfunded commitments                     (258,333)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies         222,137
                                     --------------
Net assets                           $6,511,251,576
                                     ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  282,489,031
                                     ==============
Shares of beneficial interest
  outstanding                            47,320,372
                                     ==============
Net asset value per share
  outstanding                        $         5.97
Maximum sales charge (4.50% of
  offering price)                              0.28
                                     --------------
Maximum offering price per share
  outstanding                        $         6.25
                                     ==============
CLASS A
Net assets applicable to
  outstanding shares                 $3,409,419,259
                                     ==============
Shares of beneficial interest
  outstanding                           575,812,382
                                     ==============
Net asset value per share
  outstanding                        $         5.92
Maximum sales charge (4.50% of
  offering price)                              0.28
                                     --------------
Maximum offering price per share
  outstanding                        $         6.20
                                     ==============
CLASS B
Net assets applicable to
  outstanding shares                 $  375,367,781
                                     ==============
Shares of beneficial interest
  outstanding                            63,650,138
                                     ==============
Net asset value and offering price
  per share outstanding              $         5.90
                                     ==============
CLASS C
Net assets applicable to
  outstanding shares                 $  698,490,863
                                     ==============
Shares of beneficial interest
  outstanding                           118,395,461
                                     ==============
Net asset value and offering price
  per share outstanding              $         5.90
                                     ==============
CLASS I
Net assets applicable to
  outstanding shares                 $1,736,364,637
                                     ==============
Shares of beneficial interest
  outstanding                           293,163,095
                                     ==============
Net asset value and offering price
  per share outstanding              $         5.92
                                     ==============
CLASS R2
Net assets applicable to
  outstanding shares                 $    9,120,005
                                     ==============
Shares of beneficial interest
  outstanding                             1,538,943
                                     ==============
Net asset value and offering price
  per share outstanding              $         5.93
                                     ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Interest                            $491,582,874
  Dividends                              2,642,935
                                      ------------
     Total income                      494,225,809
                                      ------------
EXPENSES
  Manager (See Note 3)                  34,136,769
  Distribution/Service--Investor
     Class (See Note 3)                    680,815
  Distribution/Service--Class A (See
     Note 3)                             8,078,020
  Distribution/Service--Class B (See
     Note 3)                             4,107,173
  Distribution/Service--Class C (See
     Note 3)                             6,826,541
  Distribution/Service--Class R2
     (See Note 3)                           19,651
  Transfer agent (See Note 3)           10,919,834
  Shareholder communication              1,457,407
  Professional fees                        786,424
  Registration                             372,083
  Trustees                                 214,546
  Custodian                                167,291
  Shareholder service (See Note 3)           7,852
  Miscellaneous                            193,572
                                      ------------
     Total expenses                     67,967,978
                                      ------------
Net investment income                  426,257,831
                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------
Net realized gain on:
  Security transactions                 10,114,952
  Foreign currency transactions             40,648
                                      ------------
Net realized gain on investments and
  foreign currency transactions         10,155,600
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                       399,595,879
  Translation of other assets and
     liabilities in foreign
     currencies                            117,333
                                      ------------
Net change in unrealized
  appreciation (depreciation) on
  investments, unfunded commitments
  and foreign currency transactions    399,713,212
                                      ------------
Net realized and unrealized gain on
  investments, unfunded commitments
  and foreign currency transactions    409,868,812
                                      ------------
Net increase in net assets resulting
  from operations                     $836,126,643
                                      ============





26    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                       2010             2009
INCREASE IN NET ASSETS
------------------------------------------------------------
Operations:
 Net investment income      $   426,257,831  $   337,812,008
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                   10,155,600     (269,384,292)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions         399,713,212    1,213,420,299
                            --------------------------------
 Net increase in net
  assets resulting from
  operations                    836,126,643    1,281,848,015
                            --------------------------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income:
    Investor Class              (19,325,360)     (18,662,710)
    Class A                    (232,081,403)    (201,436,732)
    Class B                     (26,142,919)     (31,927,411)
    Class C                     (43,795,220)     (33,178,703)
    Class I                    (112,088,514)     (64,555,801)
    Class R2                       (560,236)        (195,078)
                            --------------------------------
                               (433,993,652)    (349,956,435)
                            --------------------------------
 Return of capital:
    Investor Class                 (674,626)      (1,357,164)
    Class A                      (8,101,696)     (14,648,602)
    Class B                        (912,619)      (2,321,781)
    Class C                      (1,528,842)      (2,412,776)
    Class I                      (3,912,882)      (4,694,537)
    Class R2                        (19,557)         (14,186)
                            --------------------------------
                                (15,150,222)     (25,449,046)
                            --------------------------------
 Total dividends and
  distributions to
  shareholders                 (449,143,874)    (375,405,481)
                            --------------------------------
Capital share
 transactions:
 Net proceeds from sale
  of shares                   1,907,190,051    2,292,373,937
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                 320,715,014      265,187,116
 Cost of shares redeemed
  (a)                        (1,792,360,922)  (1,028,314,564)
                            --------------------------------
    Increase in net assets
     derived from capital
     share transactions         435,544,143    1,529,246,489
                            --------------------------------
    Net increase in net
     assets                     822,526,912    2,435,689,023
NET ASSETS
------------------------------------------------------------
Beginning of year             5,688,724,664    3,253,035,641
                            --------------------------------
End of year                 $ 6,511,251,576  $ 5,688,724,664
                            ================================
Distributions in excess of
 net investment income at
 end of year                $   (20,170,376) $   (28,095,666)
                            ================================




(a) Cost of shares redeemed net of redemption fees of $59,904 for the year ended October 31, 2010 and $323,837 for the year ended October 31, 2009 (See Note 2(M)).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    INVESTOR CLASS
                                     --------------------------------------------
                                                                     FEBRUARY 28,
                                                                        2008**
                                                                        THROUGH
                                      YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                       2010            2009              2008
Net asset value at beginning of
  period                             $   5.60        $   4.63          $   5.97
                                     --------        --------          --------
Net investment income (a)                0.41            0.40              0.28
Net realized and unrealized gain
  (loss) on investments                  0.38            1.01             (1.33)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           0.00 ++         0.00 ++           0.00 ++
                                     --------        --------          --------
Total from investment operations         0.79            1.41             (1.05)
                                     --------        --------          --------
Less dividends and distributions:
  From net investment income            (0.41)          (0.41)            (0.28)
  Return of capital                     (0.01)          (0.03)            (0.01)
                                     --------        --------          --------
Total dividends and distributions       (0.42)          (0.44)            (0.29)
                                     --------        --------          --------
Redemption fee (a)(f)                    0.00 ++         0.00 ++           0.00 ++
                                     --------        --------          --------
Net asset value at end of period     $   5.97        $   5.60          $   4.63
                                     ========        ========          ========
Total investment return (b)             14.73%          32.60%           (18.54%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  7.03%           8.18%             7.31% ++
  Net expenses                           1.08%           1.15%             1.16% ++
  Expenses (before
     waiver/reimbursement)               1.08%           1.15%             1.16% ++
Portfolio turnover rate                    41%             41%               29%
Net assets at end of period (in
  000's)                             $282,489        $265,507          $201,850




                                                                       CLASS B
                                     --------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                       2010            2009            2008            2007             2006
Net asset value at beginning of
  period                             $   5.54        $   4.57        $   6.31        $   6.30        $     6.19
                                     --------        --------        --------        --------        ----------
Net investment income (a)                0.36            0.36            0.38            0.40              0.38
Net realized and unrealized gain
  (loss) on investments                  0.38            1.00           (1.73)           0.00 ++           0.15 (d)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           0.00 ++         0.00 ++         0.00 ++         0.00 ++          (0.00)++
                                     --------        --------        --------        --------        ----------
Total from investment operations         0.74            1.36           (1.35)           0.40              0.53
                                     --------        --------        --------        --------        ----------
Less dividends and distributions:
  From net investment income            (0.37)          (0.36)          (0.38)          (0.39)            (0.37)
  Return of capital                     (0.01)          (0.03)          (0.01)             --             (0.05)
                                     --------        --------        --------        --------        ----------
Total dividends and distributions       (0.38)          (0.39)          (0.39)          (0.39)            (0.42)
                                     --------        --------        --------        --------        ----------
Redemption fee (a)(f)                    0.00 ++         0.00 ++         0.00 ++         0.00 ++           0.00 ++
                                     --------        --------        --------        --------        ----------
Net asset value at end of period     $   5.90        $   5.54        $   4.57        $   6.31        $     6.30
                                     ========        ========        ========        ========        ==========
Total investment return (b)             13.81%          31.57%         (22.47%)          6.46%             8.92%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  6.27%           7.49%           6.53%           6.19%             6.02%
  Net expenses                           1.83%           1.91%           1.86%           1.79%             1.81%
  Expenses (before
     waiver/reimbursement)               1.83%           1.91%           1.86%           1.79%             1.82%(c)
Portfolio turnover rate                    41%             41%             29%             49%               58%
Net assets at end of period (in
  000's)                             $375,368        $453,918        $431,398        $811,937        $1,067,018



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total investment return is not annualized.
(f)  The redemption fee was discontinued as of April 1, 2010.




28    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        CLASS A
              ------------------------------------------------------------------------------------------



                                                YEAR ENDED OCTOBER 31,
                 2010                2009                2008                2007                2006
              $     5.56          $     4.60          $     6.35          $     6.33          $     6.22
              ----------          ----------          ----------          ----------          ----------
                    0.40                0.40                0.43                0.45                0.42
                    0.39                1.00               (1.74)               0.01                0.15 (d)
                    0.00 ++             0.00 ++             0.00 ++             0.00 ++            (0.00)++
              ----------          ----------          ----------          ----------          ----------
                    0.79                1.40               (1.31)               0.46                0.57
              ----------          ----------          ----------          ----------          ----------

                   (0.42)              (0.41)              (0.43)              (0.44)              (0.41)
                   (0.01)              (0.03)              (0.01)                 --               (0.05)
              ----------          ----------          ----------          ----------          ----------
                   (0.43)              (0.44)              (0.44)              (0.44)              (0.46)
              ----------          ----------          ----------          ----------          ----------
                    0.00 ++             0.00 ++             0.00 ++             0.00 ++             0.00 ++
              ----------          ----------          ----------          ----------          ----------
              $     5.92          $     5.56          $     4.60          $     6.35          $     6.33
              ==========          ==========          ==========          ==========          ==========
                   14.69%              32.74%             (22.00%)              7.41%               9.58%(c)(d)

                    7.07%               8.19%               7.33%               6.95%               6.77%
                    1.03%               1.08%               1.07%               1.04%               1.06%
                    1.03%               1.08%               1.07%               1.04%               1.07%(c)
                      41%                 41%                 29%                 49%                 58%
              $3,409,419          $3,169,962          $1,835,090          $2,887,965          $2,806,800



                                                   CLASS C
              --------------------------------------------------------------------------------
                                           YEAR ENDED OCTOBER 31,
                2010              2009              2008              2007              2006
              $   5.54          $   4.57          $   6.31          $   6.30          $   6.19
              --------          --------          --------          --------          --------
                  0.36              0.36              0.38              0.40              0.38
                  0.38              1.00             (1.73)             0.00 ++           0.15 (d)
                  0.00 ++           0.00 ++           0.00 ++           0.00 ++          (0.00)++
              --------          --------          --------          --------          --------
                  0.74              1.36             (1.35)             0.40              0.53
              --------          --------          --------          --------          --------

                 (0.37)            (0.36)            (0.38)            (0.39)            (0.37)
                 (0.01)            (0.03)            (0.01)               --             (0.05)
              --------          --------          --------          --------          --------
                 (0.38)            (0.39)            (0.39)            (0.39)            (0.42)
              --------          --------          --------          --------          --------
                  0.00 ++           0.00 ++           0.00 ++           0.00 ++           0.00 ++
              --------          --------          --------          --------          --------
              $   5.90          $   5.54          $   4.57          $   6.31          $   6.30
              ========          ========          ========          ========          ========
                 13.81%            31.57%           (22.60%)            6.63%             8.91%(c)(d)

                  6.28%             7.29%             6.54%             6.20%             6.02%
                  1.83%             1.90%             1.86%             1.79%             1.81%
                  1.83%             1.90%             1.86%             1.79%             1.82%(c)
                    41%               41%               29%               49%               58%
              $698,491          $651,209          $276,418          $422,348          $421,855




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                        CLASS I
                                     ----------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                        2010              2009             2008            2007            2006
Net asset value at beginning of
  period                             $     5.56        $     4.60        $   6.35        $   6.34        $   6.22
                                     ----------        ----------        --------        --------        --------
Net investment income (a)                  0.42              0.41            0.44            0.47            0.44
Net realized and unrealized gain
  (loss) on investments                    0.38              1.00           (1.73)           0.00 ++         0.16
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                             0.00 ++           0.00 ++         0.00 ++         0.00 ++        (0.00)++
                                     ----------        ----------        --------        --------        --------
Total from investment operations           0.80              1.41           (1.29)           0.47            0.60
                                     ----------        ----------        --------        --------        --------
Less dividends and distributions:
  From net investment income              (0.43)            (0.42)          (0.45)          (0.46)          (0.43)
  Return of capital                       (0.01)            (0.03)          (0.01)             --           (0.05)
                                     ----------        ----------        --------        --------        --------
Total dividends and distributions         (0.44)            (0.45)          (0.46)          (0.46)          (0.48)
                                     ----------        ----------        --------        --------        --------
Redemption fee (a)(f)                      0.00 ++           0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                     ----------        ----------        --------        --------        --------
Net asset value at end of period     $     5.92        $     5.56        $   4.60        $   6.35        $   6.34
                                     ==========        ==========        ========        ========        ========
Total investment return (b)               14.98%            32.84%         (21.63%)          7.49%          10.02%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    7.34%             8.38%           7.57%           7.26%           7.03%
  Net expenses                             0.78%             0.83%           0.87%           0.79%           0.80%
  Expenses (before
     waiver/reimbursement)                 0.78%             0.83%           0.87%           0.79%           0.81%(c)
Portfolio turnover rate                      41%               41%             29%             49%             58%
Net assets at end of period (in
  000's)                             $1,736,365        $1,141,889        $508,239        $440,002        $117,032



                                                           CLASS R2
                                           ---------------------------------------
                                                                          MAY 1,
                                                                          2008**
                                            YEAR ENDED OCTOBER           THROUGH
                                                    31,                OCTOBER 31,
                                            2010          2009             2008
Net asset value at beginning of
  period                                   $ 5.56        $ 4.60          $  5.99
                                           ------        ------          -------
Net investment income (a)                    0.40          0.39             0.21
Net realized and unrealized gain
  (loss) on investments                      0.39          1.01            (1.38)
Net realized and unrealized gain on
  foreign currency transactions              0.00 ++       0.00 ++          0.00 ++
                                           ------        ------          -------
Total from investment operations             0.79          1.40            (1.17)
                                           ------        ------          -------
Less dividends and distributions:
  From net investment income                (0.41)        (0.41)           (0.21)
  Return of capital                         (0.01)        (0.03)           (0.01)
                                           ------        ------          -------
Total dividends and distributions           (0.42)        (0.44)           (0.22)
                                           ------        ------          -------
Redemption fee (a)(f)                        0.00 ++       0.00 ++          0.00 ++
                                           ------        ------          -------
Net asset value at end of period           $ 5.93        $ 5.56          $  4.60
                                           ======        ======          =======
Total investment return (b)                 14.78%        32.31%          (20.13%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      6.99%         7.59%            7.48% ++
  Net expenses                               1.13%         1.18%            1.20% ++
  Expenses (before
     waiver/reimbursement)                   1.13%         1.18%            1.20% ++
Portfolio turnover rate                        41%           41%              29%
Net assets at end of period (in
  000's)                                   $9,120        $6,240          $    41



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total investment return is not annualized.
(f)  The redemption fee was discontinued as of April 1, 2010.




30    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.


                                                   mainstayinvestments.com    31

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund held securities with a value of $73,558,990 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2010, foreign equity securities held by the Fund were not fair valued.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above. The roll forward activity of Level 3 fair value measurements is included at the end of the Fund's Portfolio of Investments.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

32    MainStay High Yield Corporate Bond Fund
with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)


                                                   mainstayinvestments.com    33

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) RIGHTS/WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(L) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)

(M) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(N) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with

34    MainStay High Yield Corporate Bond Fund
third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2010:

ASSET DERIVATIVES

                                       STATEMENT OF      EQUITY
                             ASSETS AND LIABILITIES   CONTRACTS
                                           LOCATION        RISK       TOTAL
Warrants         Investment in securities, at value  $1,565,326  $1,565,326
                                                     ----------------------
Total Fair
  Value                                              $1,565,326  $1,565,326
                                                     ======================



The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                               STATEMENT OF       EQUITY
                                                 OPERATIONS    CONTRACTS
                                                   LOCATION         RISK        TOTAL
Warrants         Net realized loss on security transactions  $(3,568,827) $(3,568,827)
                                                             ------------------------
Total Realized
  Loss                                                       $(3,568,827) $(3,568,827)
                                                             ========================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                          STATEMENT OF      EQUITY
                            OPERATIONS   CONTRACTS
                              LOCATION        RISK       TOTAL
                         Net change in
                            unrealized
                          appreciation
                        (depreciation)
                           on security
Warrants                  transactions  $4,690,667  $4,690,667
                                        ----------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                        $4,690,667  $4,690,667
                                        ======================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS

                                   EQUITY
                                CONTRACTS
                                     RISK        TOTAL
Rights (1)(2)                 0-2,408,384  0-2,408,384
Warrants (1)(3)                   816,598      816,598
                              ========================



(1) Amount(s) represent(s) number of contracts or number of shares/units.

(2) Amount disclosed represents the minimum and maximum held during the year ended October 31, 2010.

(3) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Effective August 1, 2010, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% up to $500 million, 0.55% from $500 million up to $5 billion, 0.525% from $5 billion up to $7 billion and 0.50% in excess of $7 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.56% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.01% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

Prior to August 1, 2010, the Fund paid Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% up to $500 million, 0.55% from $500 million up to $5 billion and 0.525% in excess of $5 billion.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $34,136,769.


                                                   mainstayinvestments.com    35

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares. This fee is in addition to any fees paid under a distribution plan, where applicable.

For the year ended October 31, 2010, the Fund incurred shareholder service fees of $7,852.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $105,027 and $784,290, respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $376, $42,959 $397,519 and $203,075 respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                        $  587,667
------------------------------------------------
Class A                                5,442,440
------------------------------------------------
Class B                                  886,397
------------------------------------------------
Class C                                1,472,964
------------------------------------------------
Class I                                2,517,108
------------------------------------------------
Class R2                                  13,258
------------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $      219    0.0%++
--------------------------------------------------
Class C                                 130    0.0++
--------------------------------------------------
Class I                           3,371,654    0.2
--------------------------------------------------
Class R2                             30,146    0.3
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $217,219.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

               ACCUMULATED
                   CAPITAL           OTHER        UNREALIZED            TOTAL
 ORDINARY        AND OTHER       TEMPORARY      APPRECIATION      ACCUMULATED
   INCOME      GAIN (LOSS)     DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
      $--    $(694,079,278)   $(16,036,744)     $451,452,299    $(258,663,723)
----------------------------------------------------------- -----------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals, premium amortization adjustments, class action payments basis adjustments and security lending adjustments.

The other temporary differences are primarily due to distributions payable and interest income on defaulted securities.


36    MainStay High Yield Corporate Bond Fund

The following table discloses the current year reclassifications between distributions in excess of net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2010 were not affected.

                      ACCUMULATED
  UNDISTRIBUTED      NET REALIZED       ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON          PAID-IN
  INCOME (LOSS)       INVESTMENTS         CAPITAL
    $30,811,333      $158,176,942    $(188,988,275)
-------------------------------------- -----------



The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency gain (loss), reclassification of consent fee, partnership adjustments and return of capital distributions.

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $694,079,278 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS         CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2011              $306,034
           2014                34,845
           2016                84,576
           2017               268,624
---------------------------------- ------
          Total              $694,079
---------------------------------- ------



The Fund utilized $19,491,789 of capital loss carryforwards during the year ended October 31, 2010. The Fund had $149,627,652 of capital loss carryforwards that expired during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010         2009
Distributions paid from:
  Ordinary Income            $433,993,652  $349,956,435
  Return of Capital            15,150,222    25,449,046
-------------------------------------------------------
Total                        $449,143,874  $375,405,481
-------------------------------------------------------



NOTE 5-COMMITMENTS AND CONTINGENCIES

At October 31, 2010, the Fund had an unfunded loan commitment pursuant to the following loan agreement:

                               UNFUNDED     UNREALIZED
BORROWER                     COMMITMENT  DEPRECIATION
Lender Processing Services,
  Inc.
  Revolver due 7/2/13        $5,166,667      $(258,333)
------------------------------------------------------



The commitment is available until maturity date of the security.

NOTE 6-FOREIGN CURRENCY TRANSACTIONS

As of October 31, 2010, the Fund held the following foreign currency:

                        CURRENCY            COST          VALUE
Canadian Dollar   CAD  2,568,424  USD  2,307,925  USD  2,518,310
----------------------------------------------------------------



NOTE 7-RESTRICTED SECURITIES

As of October 31, 2010, the Fund held the following restricted security:

                                            DATE OF      PRINCIPAL                10/31/10    PERCENTAGE OF
 SECURITY                               ACQUISITION         AMOUNT        COST       VALUE      NET ASSETS
At Home Corp. Convertible Bond
  4.75%, due 12/31/49                       7/25/01    $61,533,853    $     --      $6,154              0.0%++
-----------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 8-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 9-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 10-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $3,158,708 and $2,298,330, respectively.


                                                   mainstayinvestments.com    37

NOTE 11-CAPITAL SHARE TRANSACTIONS

 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31,
  2010:
Shares sold                    5,768,719  $   33,286,337
Shares issued to
  shareholders in
  reinvestment of
  dividends                    3,047,560      17,548,122
Shares redeemed               (6,570,148)    (37,855,377)
                            ----------------------------
Net increase (decrease) in
  shares outstanding
  before conversion            2,246,131      12,979,082
Shares converted into
  Investor Class (See Note
  1)                           4,237,726      24,405,039
Shares converted from
  Investor Class (See Note
  1)                          (6,568,480)    (37,940,584)
                            ----------------------------
Net increase (decrease)          (84,623) $     (556,463)
                            ============================
Year ended October 31,
  2009:
Shares sold                    7,474,779  $   36,392,998
Shares issued to
  shareholders in
  reinvestment of
  dividends                    3,560,027      17,263,693
Shares redeemed               (7,329,380)    (35,058,492)
                            ----------------------------
Net increase (decrease) in
  shares outstanding
  before conversion            3,705,426      18,598,199
Shares converted into
  Investor Class (See Note
  1)                           5,370,988      25,224,728
Shares converted from
  Investor Class (See Note
  1)                          (5,295,364)    (27,168,518)
                            ----------------------------
Net increase (decrease)        3,781,050  $   16,654,409
                            ============================


 CLASS A                          SHARES          AMOUNT

Year ended October 31,
  2010:

Shares sold                  122,223,064  $  699,332,152

Shares issued to
  shareholders in
  reinvestment of
  dividends                   30,095,540     171,942,068

Shares redeemed             (141,930,654)   (810,364,294)
                            ----------------------------


Net increase (decrease) in
  shares outstanding
  before conversion           10,387,950      60,909,926

Shares converted into
  Class A (See Note 1)        18,861,181     107,796,944

Shares converted from
  Class A (See Note 1)        (1,284,741)     (7,456,058)

Shares converted from
  Class A (a)                (22,498,098)   (127,339,233)
                            ----------------------------


Net increase (decrease)        5,466,292  $   33,911,579
                            ============================


Year ended October 31,
  2009:

Shares sold                  242,801,884  $1,165,347,013

Shares issued to
  shareholders in
  reinvestment of
  dividends                   31,379,867     152,076,855

Shares redeemed             (117,461,324)   (566,849,942)
                            ----------------------------


Net increase (decrease) in
  shares outstanding
  before conversion          156,720,427     750,573,926

Shares converted into
  Class A (See Note 1)        16,413,917      80,507,811

Shares converted from
  Class A (See Note 1)        (2,089,045)     (9,581,698)
                            ----------------------------


Net increase (decrease)      171,045,299  $  821,500,039
                            ============================



 CLASS B                          SHARES          AMOUNT

Year ended October 31,
  2010:

Shares sold                    7,565,312  $   43,154,532

Shares issued to
  shareholders in
  reinvestment of
  dividends                    3,436,326      19,534,373

Shares redeemed              (14,048,312)    (79,802,350)
                            ----------------------------


Net increase (decrease) in
  shares outstanding
  before conversion           (3,046,674)    (17,113,445)

Shares converted from
  Class B (See Note 1)       (15,298,936)    (86,805,341)
                            ----------------------------


Net increase (decrease)      (18,345,610) $ (103,918,786)
                            ============================


Year ended October 31,
  2009:

Shares sold                   14,445,487  $   68,012,697

Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,009,794      23,866,848

Shares redeemed              (17,356,879)    (81,542,132)
                            ----------------------------


Net increase (decrease) in
  shares outstanding
  before conversion            2,098,402      10,337,413

Shares converted from
  Class B (See Note 1)       (14,473,228)    (68,982,323)
                            ----------------------------


Net increase (decrease)      (12,374,826) $  (58,644,910)
                            ============================



 CLASS C                          SHARES          AMOUNT

Year ended October 31,
  2010:

Shares sold                   26,285,161  $  149,653,012

Shares issued to
  shareholders in
  reinvestment of
  dividends                    4,766,392      27,131,710

Shares redeemed              (30,249,231)   (172,299,013)
                            ----------------------------


Net increase (decrease)          802,322  $    4,485,709
                            ============================


Year ended October 31,
  2009:

Shares sold                   68,447,828  $  328,094,877

Shares issued to
  shareholders in
  reinvestment of
  dividends                    4,426,577      21,598,153

Shares redeemed              (15,724,607)    (75,733,952)
                            ----------------------------


Net increase (decrease)       57,149,798  $  273,959,078
                            ============================



 CLASS I                          SHARES          AMOUNT

Year ended October 31,
  2010:

Shares sold                  170,407,461  $  975,568,493

Shares issued to
  shareholders in
  reinvestment of
  dividends                   14,691,967      84,030,355

Shares redeemed             (119,844,424)   (687,727,488)
                            ----------------------------


Net increase (decrease) in
  shares outstanding
  before conversion           65,255,004     371,871,360

Shares converted into
  Class I (a)                 22,498,098     127,339,233
                            ----------------------------


Net increase (decrease)       87,753,102  $  499,210,593
                            ============================


Year ended October 31,
  2009:

Shares sold                  139,507,704  $  688,573,602

Shares issued to
  shareholders in
  reinvestment of
  dividends                   10,230,251      50,186,636

Shares redeemed              (54,838,101)   (268,508,467)
                            ----------------------------


Net increase (decrease)       94,899,854  $  470,251,771
                            ============================




38    MainStay High Yield Corporate Bond Fund

 CLASS R2                         SHARES          AMOUNT

Year ended October 31,
  2010:

Shares sold                    1,082,211  $    6,195,525

Shares issued to
  shareholders in
  reinvestment of
  dividends                       92,287         528,386

Shares redeemed                 (757,125)     (4,312,400)
                            ----------------------------


Net increase (decrease)          417,373  $    2,411,511
                            ============================


Year ended October 31,
  2009:

Shares sold                    1,195,469  $    5,952,750

Shares issued to
  shareholders in
  reinvestment of
  dividends                       37,614         194,931

Shares redeemed                 (120,361)       (621,579)
                            ----------------------------


Net increase (decrease)        1,112,722  $    5,526,102
                            ============================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.

  These limitations do not impact any automatic conversion features described in
  Note 1 with respect to Investor Class, Class A and B shares.

  An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 12-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


40    MainStay High Yield Corporate Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay High Yield Corporate Bond Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields;
(ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields'

                                                   mainstayinvestments.com    41

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)



willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships

42    MainStay High Yield Corporate Bond Fund
with the Fund supported the Board's determination to approve the Agreements.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board took note of New York Life Investments' agreement to institute a new contractual management fee breakpoint for the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    43

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2010, the Fund designated approximately $2,370,916 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 0.5% to arrive at the corporate dividends received deduction.

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


44    MainStay High Yield Corporate Bond Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    45

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


46    MainStay High Yield Corporate Bond Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    47

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





48    MainStay High Yield Corporate Bond Fund

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


                                                   mainstayinvestments.com    49

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     MYLIM-AO21405 MS333-10                                         MSHY11-12/10
                                                                              08

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INCOME BUILDER FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   12
---------------------------------------------
Financial Statements                       26
---------------------------------------------
Notes to Financial Statements              33
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            45
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  46
---------------------------------------------
Federal Income Tax Information             50
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        50
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       50
---------------------------------------------
Board Members and Officers                 51
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.



(With sales charges)
(LINE GRAPH)

                      MAINSTAY INCOME
                        BUILDER FUND                                                         BARCLAYS CAPITAL
                            CLASS        MSCI WORLD    RUSSELL 1000(R)     INCOME BUILDER     U.S. AGGREGATE
                          B SHARES          INDEX           INDEX         COMPOSITE INDEX       BOND INDEX
                      ---------------    ----------    ---------------    ---------------    ----------------
10/31/00                   10000            10000           10000              10000               10000
                            7831             7449            7396               9288               11456
                            6809             6342            6316               8878               12130
                            7707             7846            7726              10235               12725
                            7959             8886            8447              11100               13429
                            8568            10065            9331              11898               13581
                            9403            12210           10826              13452               14286
                           10471            14700           12454              15166               15055
                            7484             8548            7871              11499               15101
                            8440            10123            8752              13659               17183
10/31/10                    9750            11412           10298              15148               18560




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 5.5% Initial Sales Charge                     With sales charges           9.99%        2.22%
                                                                                  Excluding sales charges     16.39         3.39
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 5.5% Initial Sales Charge                     With sales charges          10.38         2.35
                                                                                  Excluding sales charges     16.80         3.52
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges          10.53         2.32
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges     15.53         2.62
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges          14.55         2.61
                            if Redeemed Within One Year of Purchase               Excluding sales charges     15.55         2.61
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                   17.07         3.90
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      -0.07%       1.72%
                               0.49        1.72
-------------------------------------------------
Class A Shares                -0.01        1.23
                               0.56        1.23
-------------------------------------------------
Class B Shares                -0.25        2.47
                              -0.25        2.47
-------------------------------------------------
Class C Shares                -0.26        2.47
                              -0.26        2.47
-------------------------------------------------
Class I Shares(4)              0.94        0.97
-------------------------------------------------








1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                            ONE      FIVE     TEN
                                                                YEAR     YEARS    YEARS
MSCI World Index(5)                                            12.74%    2.54%    1.33%
---------------------------------------------------------------------------------------
Russell 1000(R) Index(6)                                       17.67     1.99     0.29
---------------------------------------------------------------------------------------
Income Builder Composite Index(7)                              10.90     4.95     4.24
---------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(8)                   8.01     6.45     6.38
---------------------------------------------------------------------------------------
Average Lipper Mixed-Asset Target Allocation Growth Fund(9)    14.38     3.21     2.54
---------------------------------------------------------------------------------------







5. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Total returns assume reinvestment of all dividends and capital gains. The MSCI World Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The Income Builder Index is comprised of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighted 50%/50% respectively. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. Returns assume reinvestment of all dividends and capital gains. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. An investment cannot be made directly in an index.
8. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9. The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the reminder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Income Builder Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME BUILDER FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,039.50        $ 7.71         $1,017.60         $ 7.63
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,041.30        $ 5.97         $1,019.40         $ 5.90
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,035.20        $11.54         $1,013.90         $11.42
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,035.30        $11.54         $1,013.90         $11.42
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,042.30        $ 4.68         $1,020.60         $ 4.63
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Investor Class, 1.16% for Class A, 2.25% for Class B and Class C and 0.91% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

Common Stocks                                   50.2
Corporate Bonds                                 20.8
Convertible Bonds                                8.1
Short-Term Investment                            5.9
Asset-Backed Securities                          3.8
Convertible Preferred Stocks                     1.8
Mortgage-Backed Securities                       1.8
Other Assets, Less Liabilities                   1.7
Foreign Bonds                                    1.4
Futures Contracts Long                           1.4
Loan Assignments & Participations                1.3
U.S. Government & Federal Agencies               0.9
Yankee Bonds                                     0.8
Foreign Government Bonds                         0.1
Preferred Stock                                  0.0
Warrants                                         0.0




See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  MGM Mirage, Inc., 7.50%, due 6/1/16
    2.  Northern Rock Asset Management PLC, 9.375%, due 10/17/21
    3.  InBev N.V.
    4.  Linn Energy LLC, 8.625%, due 4/15/20
    5.  Swisscom A.G.
    6.  K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16
    7.  Philip Morris International, Inc.
    8.  Imperial Tobacco Group PLC
    9.  Nestle S.A. Registered
   10.  BCE, Inc.






8    MainStay Income Builder Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Dan Roberts, Gary Goodenough, James Ramsay, Louis N. Cohen, Michael Kimble and Taylor Wagenseil of MacKay Shields LLC, the Fund's Co-Subadvisor, and Eric Sappenfield, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund's Co-Subadvisor.

HOW DID MAINSTAY INCOME BUILDER FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Income Builder Fund returned 16.39% for Investor Class shares, 16.80% for Class A shares, 15.53% for Class B shares and 15.55% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 17.07%. All share classes outperformed the 14.38% return of the average Lipper(1) mixed-asset target allocation growth fund and the 12.74% return of the MSCI World Index(2) for the 12 months ended October 31, 2010. The MSCI World Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW WAS THE FUND MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

During the reporting period, co-Subadvisor Epoch did not use any derivatives. To increase the Fund's equity exposure and sensitivity, however, co-Subadvisor MacKay Shields added equity futures to the Fund, which had a positive impact on the Fund's overall performance.

WHAT FACTORS AFFECTED THE RELATIVE PERFORMANCE OF THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

The equity portion of the Fund significantly outperformed the MSCI World Index during the reporting period. The outperformance was due to strong stock selection in a number of sectors, including utilities, consumer staples, information technology and materials.

Returns were also helped by good sector allocation. The equity portion of the Fund was significantly underweight in financials relative to the MSCI World Index during the reporting period, which was beneficial because the sector performed poorly. Overweight positions relative to the MSCI World Index in tele-communication services and consumer staples were also beneficial, as these sectors posted strong returns during the reporting period.

At the global market level, strong stock selection and a slight overweight in the United States relative to the MSCI World Index helped the equity portion of the Fund's performance, as did a significant overweight position in U.K. stocks, which performed well. The equity portion of the Fund had no exposure to Japan, which underperformed during the reporting period.

IN THE EQUITY PORTION OF THE FUND, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

In the equity portion of the Fund, the strongest sector contributions to the Fund's performance relative to the MSCI World Index came from financials, utilities and consumer staples. The Fund benefited from strong stock selection and a significantly underweight position in financials, strong stock selection in utilities and strong stock selection and an overweight position in consumer staples.

During the reporting period, the equity sectors that detracted the most from the Fund's performance relative to the MSCI World Index were consumer discretionary and industrials. Although the equity portion of the Fund's return in the consumer discretionary sector was positive, the Fund's holdings trailed those of the benchmark. The negative effect was compounded by a slightly underweight position in this top-performing sector. An underweight position in the industrials sector detracted from the Fund's equity performance because the sector rose sharply during the reporting period.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Altria Group, a holding company that engages in the manufacture and sale of a range of consumer products both domestically and internationally, made the strongest contribution to absolute performance in the equity portion of the Fund. BCE Inc., which provides a full range of communications services to residential and business customers in Canada was also up sharply, as the company reported continued good results and improved its dividend payout. The third strongest contributor to absolute performance in the equity portion of the Fund was Taiwan-based smart phone maker, HTC Corp., whose stock rose on increased market penetration of the company's Android phones in the United States and other wireless markets.

Global offshore oil and gas drilling contractor Diamond Off-shore Drilling had a negative total return and was the leading detractor from absolute performance in the equity portion of the Fund. The company suffered from softer rig revenue and from the impact of the Gulf of Mexico drilling moratorium on expected cash flows. Spanish financial group Banco Santander S.A. also provided a negative total return and detracted from performance in the equity portion of the Fund. The company was hurt by Europe's sovereign debt crisis and growing eco-nomic stress in Spain. Australian transport and logistics provider Toll Holdings Ltd. saw its shares decline after in-line results disappointed following a sharp run up in the company's stock price.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Index.

                                                    mainstayinvestments.com    9

DID THE EQUITY PORTION OF THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Among the stocks that the equity portion of the Fund purchased during the reporting period were U.K.-based transport operator First Group PLC, U.S.-based semiconductor company Microchip Technology and U.S.-based cable services provider Comcast. In each case, the commitment of management to provide significant shareholder yield combined with the capacity for free cash flow growth drove the decision to add the stock to the equity portion of the Fund.

During the reporting period, the equity portion of the Fund sold positions in international oil and gas company BP PLC, south central U.S. energy and energy services provider OGE Energy and European electricity and gas company, RWE AG. BP PLC was eliminated after the Gulf of Mexico disaster put the com-pany's dividend at risk. Our decision to sell the stock was affirmed when management ultimately canceled the stock's dividend. OGE Energy and RWE AG were sold when the stocks reached their respective price targets, and the proceeds were reallocated elsewhere.

HOW DID THE FUND'S EQUITY SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's equity weighting in the information technology sector, but the equity portion of the Fund remained significantly underweight relative to the MSCI World Index in the sector. We added to the equity portion of the Fund's industrials holdings, decreasing the amount by which the Fund was underweight relative to the benchmark. Exposure to financials was increased over the reporting period, but the equity portion of the Fund remained significantly underweight relative to the MSCI World Index in the sector.

We reduced the Fund's equity exposure to the consumer staples sector, but the equity portion of the Fund remained significantly overweight relative to the MSCI World Index in the sector. We also reduced the Fund's exposure to energy from a neutral position relative to the benchmark to an underweight position.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF OCTOBER 2010?

As of October 31, 2010, the equity portion of the Fund was most significantly overweight relative to the MSCI World Index in utilities, telecommunication services and consumer staples. On the same date, the equity portion of the Fund was most significantly underweight relative to the Index in financials, information technology and materials.

WHAT FACTORS AFFECTED RELATIVE PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND DURING THE REPORTING PERIOD?

We believe that the performance of the fixed-income portion of the Fund relative to the Barclays Capital U.S. Aggregate Bond Index(3) was a function of our efforts to increase the beta(4) of the Fund prior to and at the beginning of the reporting period. We achieved this by increasing the Fund's exposure to lower-quality issues within the fixed-income portion of the Fund by holding bonds that were less defensive and by increasing exposure to cyclicals and financials, specifically banking. To increase the Fund's weighting in high-yield corporate bonds, we decreased positions in Treasurys and mortgage-backed securities.

WHAT WAS THE FIXED-INCOME PORTION OF THE FUND'S DURATION(5) STRATEGY DURING THE REPORTING PERIOD?

The Fund's duration was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of an overweight position in high-yield corporate bonds, which tend to have shorter durations. In addition, these bonds tend to have a low correlation to Treasurys and thus have a lower sensitivity to interest rates.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS IN THE FIXED-INCOME PORTION OF THE FUND DURING THE REPORTING PERIOD?

At the beginning of the reporting period, we viewed the Federal Reserve's accommodative monetary policy and increasing market liquidity as suggestive that the corporate bond markets, especially the high-yield corporate bond market, would rally. We adjusted the fixed-income portion of the Fund to be well-positioned to take advantage of the market's upside by increasing its beta. Though we have since stopped increasing beta, we believed that Federal Reserve policy continued to favor a rally in high-yield corporate bonds. If spreads(6) continue to tighten and inflation becomes more of a reality than a fear, we may con-sider repositioning the fixed-income portion of the Fund more defensively.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND, AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

During the reporting period, the Fund's position in high-yield corporate bonds was the strongest contributor to the Fund's absolute fixed-income performance. Within the high-yield corporate bond market, as well as the investment-grade corporate bond market, the financials sector was a leading performer. Our overweight position relative to the Barclays Capital U.S.

3. See page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
4. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


10    MainStay Income Builder Fund

Aggregate Bond Index in financials was the largest positive contributor to relative performance in the fixed-income portion of the Fund. As banks around the world continued to report good results (albeit with slower growth rates and some concerns about new capital requirements under the Basel III accords),(7) we continued to see value in the sector and the fixed-income portion of the Fund remained overweight relative to the Index at the end of October 2010.

The Fund's positions within the auto industry were also strong performers. Automakers have seen a recovery in their market. General Motors has reorganized through bankruptcy, and Ford Motor has experienced a significant operational rebound. At the end of 2009, Ford Motor reported its first annual profit in four years. Also, the company's bonds were recently upgraded.

The rally in the high-yield corporate bond market continued to be led by lower-quality credits. Therefore, the Fund's positions in higher-quality credits, though positive contributors during the reporting period, did not keep up with the returns of the noninvestment grade portion of the Fund. Consistent with this theme, defensive sectors (such as energy) lagged other sectors within the credit markets during the reporting period.

DID THE FIXED-INCOME PORTION OF THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The largest purchases within the fixed-income portion of the Fund were in high-yield corporate bonds. Names that were significant purchases included Ford Motor, Freescale Semiconductor and American International Group (AIG). We swapped the Fund's fixed-income holdings in Ford Motor for a convertible bond that we believed represented a better risk-reward opportunity. Freescale Semiconductor was benefiting from the cyclical recovery. We purchased AIG as part of our effort to increase the Fund's exposure to the financials sector.

The largest sales within the fixed-income portion of the Fund were in mortgages. Although we increased the Fund's high-yield corporate bond exposure, significant sales in that sector included mining company Teck Resources, automaker Ford Motor and lodging company Harrah's. We sold Teck Resources when the company's debt was upgraded to investment grade status and traded at very tight spreads. We sold part of the Fund's position in Ford Motor bonds to swap into other bonds within the company that we felt offered a better risk-reward opportunity. The Harrah's sale was due to relative value concerns.

HOW DID THE FIXED-INCOME PORTION OF THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's hold-ings in high-yield corporate bonds and floating-rate notes and decreased the Fund's exposure to Treasurys, mortgages, investment-grade corporate bonds and agencies. With a positive expectation for the economy and improving fundamentals, we increased exposure to cyclical names within the Fund's credit positions. Auto-related companies received a substantial lift from the economy's revival and financials have realized gains from the steep yield curve and improving economy.

We decreased the Fund's holdings in the metals & mining, health services and support services sectors. We reduced the Fund's holdings in these defensive sectors to increase the beta of the fixed-income portion of the Fund.

HOW WAS THE FIXED-INCOME PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the most substantially overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in the fixed-income portion of the Fund were in high-yield corporate bonds, floating-rate notes and convertibles. We favored cyclical sectors because we had positive expectations for the economy and the high-yield corporate bond market. We also favored financials--specifically banks--in light of the governmental support they have received and the steepness of the yield curve, which is conducive to earnings for these companies.

As of October 31, 2010, the fixed-income portion of the Fund was underweight in securities that have a higher degree of interest-rate sensitivity, such as Treasurys, agencies and investment-grade corporate bonds.


7. The Basel III accords seek to strengthen global capital and liquidity regulations with the goal of promoting a more resilient banking sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS(+++) OCTOBER 31, 2010


                                 PRINCIPAL
                                    AMOUNT         VALUE
LONG-TERM BONDS 39.0%+
ASSET-BACKED SECURITIES 3.8%
--------------------------------------------------------


AIRLINES 0.7%
Continental Airlines, Inc.
  Series A
  7.25%, due 11/10/19         $  2,230,000  $  2,475,300
UAL 2009-1 Pass Through
  Trust
  10.40%, due 5/1/18             1,622,582     1,833,517
                                            ------------
                                               4,308,817
                                            ------------

HOME EQUITY 3.1%
Ameriquest Mortgage
  Securities, Inc.
  Series 2003-8, Class AF5
  5.14%, due 10/25/33              332,853       334,187
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32              250,798       256,043
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32                56,272        56,478
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (a)          204,258       205,992
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (a)          797,453       806,685
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33              378,911       382,807
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2007-AHL2, Class
  A3A
  0.326%, due 5/25/37 (b)        2,746,915     2,210,192
Countrywide Asset-Backed
  Certificates
  Series 2003-5, Class AF5
  5.739%, due 2/25/34              493,139       451,225
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34             482,167       490,741
  Series 2003-3, Class AF4
  4.995%, due 12/25/33             496,169       508,990
GSAA Home Equity Trust
  Series 2006-14, Class A1
  0.306%, due 9/25/36 (b)        8,338,675     3,859,706
HSI Asset Securitization
  Corp. Trust
  Series 2006-HE2, Class 2A1
  0.306%, due 12/25/36 (b)         896,872       879,086
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class AF1
  0.356%, due 3/25/47 (b)        1,923,168     1,391,864
Master Asset Backed
  Securities Trust
  Series 2006-HE4, Class A1
  0.306%, due 11/25/36 (b)       1,117,273       759,926
Merrill Lynch Mortgage
  Investors Trust
  Series 2007-MLN1, Class
  A2A
  0.366%, due 3/25/37 (b)        5,775,778     3,994,603
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33               330,055       337,948
  Series 2003-RS7, Class AI6
  5.34%, due 8/25/33 (b)           307,542       311,292
Residential Asset Securities
  Corp.
  Series 2002-KS2, Class AI6
  6.228%, due 4/25/32 (b)          211,682       216,902
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33               96,707        93,116
Soundview Home Equity Loan
  Trust
  Series 2006-EQ2, Class A2
  0.366%, due 1/25/37 (b)        3,178,642     2,836,589
Terwin Mortgage Trust
  Series 2005-14HE, Class
  AF2
  4.849%, due 8/25/36              217,537       203,481
                                            ------------
                                              20,587,853
                                            ------------
Total Asset-Backed
  Securities
  (Cost $24,521,849)                          24,896,670
                                            ------------


CONVERTIBLE BONDS 8.1%
--------------------------------------------------------


AEROSPACE & DEFENSE 0.4%
L-3 Communications Corp.
  3.00%, due 8/1/35              1,326,000     1,339,260
Triumph Group, Inc.
  2.625%, due 10/1/26              872,000     1,366,860
                                            ------------
                                               2,706,120
                                            ------------

AUTO PARTS & EQUIPMENT 0.4%
ArvinMeritor, Inc.
  4.00%, due 2/15/27             1,390,000     1,358,725
BorgWarner, Inc.
  3.50%, due 4/15/12               798,000     1,416,450
                                            ------------
                                               2,775,175
                                            ------------

BIOTECHNOLOGY 0.2%
Life Technologies Corp.
  1.50%, due 2/15/24             1,179,000     1,377,956
                                            ------------





+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings or issuers held, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

12    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)

COAL 0.2%
Peabody Energy Corp.
  4.75%, due 12/15/66         $  1,143,000  $  1,364,456
                                            ------------



COMPUTERS 0.5%
EMC Corp.
  1.75%, due 12/1/13             1,676,000     2,398,775
SanDisk Corp.
  1.50%, due 8/15/17               896,000       875,840
                                            ------------
                                               3,274,615
                                            ------------

ELECTRONICS 0.2%
TTM Technologies, Inc.
  3.25%, due 5/15/15             1,356,000     1,362,780
                                            ------------



HEALTH CARE--SERVICES 0.5%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24              2,452,000     3,261,160
                                            ------------


IRON & STEEL 1.1%
Allegheny Technologies, Inc.
  4.25%, due 6/1/14              1,951,000     2,880,164
ArcelorMittal
  5.00%, due 5/15/14               975,000     1,283,344
Steel Dynamics, Inc.
  5.125%, due 6/15/14            1,168,000     1,350,500
United States Steel Corp.
  4.00%, due 5/15/14               885,000     1,350,731
                                            ------------
                                               6,864,739
                                            ------------

MINING 0.5%
Newmont Mining Corp.
  1.25%, due 7/15/14             2,247,000     3,216,019
                                            ------------



MISCELLANEOUS--MANUFACTURING 1.1%
Danaher Corp.
  (zero coupon), due 1/22/21     3,262,000     4,122,352
Ingersoll-Rand Co.
  4.50%, due 4/15/12               608,000     1,359,640
Textron, Inc.
  4.50%, due 5/1/13                774,000     1,341,923
                                            ------------
                                               6,823,915
                                            ------------

OIL & GAS 0.3%
Chesapeake Energy Corp.
  2.50%, due 5/15/37               588,000       509,355
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27              1,264,000     1,354,060
                                            ------------
                                               1,863,415
                                            ------------

OIL & GAS SERVICES 0.8%
Cameron International Corp.
  2.50%, due 6/15/26             3,374,000     4,373,548
Core Laboratories, L.P.
  0.25%, due 10/31/11              631,000     1,075,066
                                            ------------
                                               5,448,614
                                            ------------

PHARMACEUTICALS 0.7%
ALZA Corp.
  (zero coupon), due 7/28/20     1,205,000     1,102,575
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26              2,984,000     3,360,730
                                            ------------
                                               4,463,305
                                            ------------

REAL ESTATE INVESTMENT TRUSTS 0.2%
SL Green Operating
  Partnership, L.P.
  3.00%, due 10/15/17 (c)        1,305,000     1,319,681
                                            ------------



RETAIL 0.2%
Costco Wholesale Corp.
  (zero coupon), due 8/19/17       926,000     1,324,180
                                            ------------



SEMICONDUCTORS 0.6%
Intel Corp.
  3.25%, due 8/1/39 (c)          1,131,000     1,347,304
Microchip Technology, Inc.
  2.125%, due 12/15/37           1,214,000     1,399,135
ON Semiconductor Corp.
  2.625%, due 12/15/26           1,313,000     1,378,650
                                            ------------
                                               4,125,089
                                            ------------

SOFTWARE 0.2%
SYNNEX Corp.
  4.00%, due 5/15/18 (c)         1,121,000     1,342,397
                                            ------------
Total Convertible Bonds
  (Cost $50,767,219)                          52,913,616
                                            ------------


CORPORATE BONDS 20.8%
--------------------------------------------------------


ADVERTISING 0.1%
Lamar Media Corp.
  Series C
  6.625%, due 8/15/15              300,000       307,125
                                            ------------



AGRICULTURE 0.0%++
Lorillard Tobacco Co.
  8.125%, due 6/23/19              255,000       294,625
                                            ------------



AIRLINES 1.1%
Continental Airlines, Inc.
  7.875%, due 1/2/20             1,809,033     1,795,465


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

AIRLINES (CONTINUED)
Delta Air Lines, Inc.
  12.25%, due 3/15/15 (c)     $  4,605,000  $  5,243,944
                                            ------------
                                               7,039,409
                                            ------------

AUTO MANUFACTURERS 0.3%
Ford Motor Co.
  6.625%, due 10/1/28            1,500,000     1,560,000
  8.90%, due 1/15/32               215,000       255,312
                                            ------------
                                               1,815,312
                                            ------------

AUTO PARTS & EQUIPMENT 0.1%
Goodyear Tire & Rubber Co.
  (The)
  10.50%, due 5/15/16              120,000       137,400
Tenneco, Inc.
  8.625%, due 11/15/14             270,000       279,450
                                            ------------
                                                 416,850
                                            ------------

BANKS 1.3%
AgriBank FCB
  9.125%, due 7/15/19              300,000       372,847
BAC Capital Trust VI
  5.625%, due 3/8/35             1,200,000     1,087,289
Bank of America Corp.
  6.50%, due 8/1/16                135,000       150,536
  8.00%, due 12/29/49 (b)        1,500,000     1,513,755
CIT Group, Inc.
  7.00%, due 5/1/14                708,000       711,540
  7.00%, due 5/1/16                800,000       797,000
Citigroup, Inc.
  8.50%, due 5/22/19               200,000       251,135
Fifth Third Bancorp
  6.25%, due 5/1/13                255,000       280,899
GMAC, Inc.
  6.875%, due 9/15/11              305,000       314,913
  8.00%, due 11/1/31             1,411,000     1,541,517
Wells Fargo & Co.
  7.98%, due 3/29/49 (b)         1,200,000     1,260,000
                                            ------------
                                               8,281,431
                                            ------------

BUILDING MATERIALS 1.0%
Boise Cascade LLC
  7.125%, due 10/15/14           1,255,000     1,211,075
USG Corp.
  6.30%, due 11/15/16            4,695,000     4,202,025
  9.50%, due 1/15/18             1,330,000     1,310,050
                                            ------------
                                               6,723,150
                                            ------------

CHEMICALS 0.7%
Dow Chemical Co. (The)
  8.55%, due 5/15/19               375,000       481,626
Hexion U.S. Finance
  Corp./Hexion Nova Scotia
  Finance ULC
  9.75%, due 11/15/14            3,495,000     3,678,488
Huntsman International LLC
  5.50%, due 6/30/16                80,000        79,500
Incitec Pivot Finance LLC
  6.00%, due 12/10/19 (c)          300,000       318,014
Nalco Finance Holdings, Inc.
  9.00%, due 2/1/14                 72,000        74,250
Solutia, Inc.
  8.75%, due 11/1/17               105,000       117,600
                                            ------------
                                               4,749,478
                                            ------------

COAL 0.0%++
Arch Western Finance LLC
  6.75%, due 7/1/13                118,000       119,180
                                            ------------



COMMERCIAL SERVICES 0.8%
Avis Budget Car Rental LLC
  7.625%, due 5/15/14              955,000       981,263
  9.625%, due 3/15/18            2,545,000     2,735,875
Global Cash
  Acceptance/Global Cash
  Finance Corp.
  8.75%, due 3/15/12               251,000       250,686
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  9.75%, due 11/15/49
  (c)(d)(e)(f)                     110,000         5,720
ServiceMaster Co. (The)
  10.75%, due 7/15/15 (c)(g)       240,000       257,400
United Rentals North
  America, Inc.
  9.25%, due 12/15/19            1,100,000     1,221,000
                                            ------------
                                               5,451,944
                                            ------------

COMPUTERS 0.1%
SunGard Data Systems, Inc.
  9.125%, due 8/15/13              400,000       409,500
Unisys Corp.
  14.25%, due 9/15/15 (c)          425,000       512,125
                                            ------------
                                                 921,625
                                            ------------

DIVERSIFIED FINANCIAL SERVICES 0.3%
Alterra Finance LLC
  6.25%, due 9/30/20               200,000       200,415
GE Capital Trust II
  5.50%, due 9/15/67 (b)      E    640,000       791,878
General Electric Capital
  Corp.
  6.50%, due 9/15/67 (b)      L    760,000     1,132,542
                                            ------------
                                               2,124,835
                                            ------------

ELECTRIC 1.1%
Allegheny Energy Supply Co.
  LLC
  5.75%, due 10/15/19 (c)     $    305,000       319,899


14    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

ELECTRIC (CONTINUED)
Ameren Energy Generating Co.
  6.30%, due 4/1/20           $    270,000  $    273,535
Edison Mission Energy
  7.00%, due 5/15/17               600,000       442,500
Energy Future Intermediate
  Holding Co. LLC/EFIH
  Finance, Inc.
  10.00%, due 12/1/20            5,543,000     5,805,749
Texas Competitive Electric
  Holdings Co. LLC
  10.25%, due 11/1/15              430,000       266,600
                                            ------------
                                               7,108,283
                                            ------------

ENTERTAINMENT 0.4%
Cinemark USA, Inc.
  8.625%, due 6/15/19              140,000       151,025
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                240,000       227,400
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13            1,370,000     1,202,175
Pinnacle Entertainment, Inc.
  8.625%, due 8/1/17               120,000       129,300
Pokagon Gaming Authority
  10.375%, due 6/15/14 (c)         373,000       387,920
Shingle Springs Tribal
  Gaming Authority
  9.375%, due 6/15/15 (c)          400,000       272,000
Tunica-Biloxi Gaming
  Authority
  9.00%, due 11/15/15 (c)          123,000       111,776
Warner Music Group
  7.375%, due 4/15/14              100,000        92,875
                                            ------------
                                               2,574,471
                                            ------------

ENVIRONMENTAL CONTROLS 0.2%
EnergySolutions,
  Inc./EnergySolutions LLC
  10.75%, due 8/15/18 (c)        1,400,000     1,529,500
                                            ------------



FINANCE--AUTO LOANS 0.0%++
Ford Motor Credit Co. LLC
  9.875%, due 8/10/11              200,000       211,997
                                            ------------



FINANCE--CONSUMER LOANS 0.3%
American General Finance
  Corp.
  6.90%, due 12/15/17            1,965,000     1,635,863
                                            ------------



FINANCE--CREDIT CARD 0.2%
American Express Co.
  6.80%, due 9/1/66 (b)          1,600,000     1,606,000
                                            ------------



FINANCE--OTHER SERVICES 0.3%
Cantor Fitzgerald, L.P.
  7.875%, due 10/15/19 (c)       1,200,000     1,253,226
Pinnacle Foods Finance
  LLC/Pinnacle Foods Finance
  Corp.
  9.25%, due 4/1/15                350,000       368,813
                                            ------------
                                               1,622,039
                                            ------------

FOOD 0.2%
Smithfield Foods, Inc.
  7.75%, due 7/1/17              1,500,000     1,535,625
                                            ------------


FOREST PRODUCTS & PAPER 0.3%
Boise Paper Holdings
  LLC/Boise
  Co-Issuer Co.
  8.00%, due 4/1/20              1,400,000     1,512,000
Cellu Tissue Holdings, Inc.
  11.50%, due 6/1/14                70,000        81,550
Clearwater Paper Corp.
  10.625%, due 6/15/16             155,000       178,637
NewPage Corp.
  11.375%, due 12/31/14            300,000       288,000
                                            ------------
                                               2,060,187
                                            ------------

HEALTH CARE--PRODUCTS 0.6%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15            3,355,000     3,648,562
                                            ------------



HEALTH CARE--SERVICES 0.1%
CIGNA Corp.
  8.50%, due 5/1/19                270,000       352,224
                                            ------------



HOME BUILDERS 1.4%
X  K Hovnanian Enterprises,
  Inc.
  10.625%, due 10/15/16          6,530,000     6,644,275
MDC Holdings, Inc.
  5.625%, due 2/1/20             2,750,000     2,772,407
                                            ------------
                                               9,416,682
                                            ------------

HOUSEHOLD PRODUCTS & WARES 0.1%
Yankee Acquisition Corp.
  8.50%, due 2/15/15               300,000       311,625
                                            ------------



INSURANCE 2.6%
Allstate Corp. (The)
  6.50%, due 5/15/67 (b)         3,790,000     3,761,575
Hartford Financial Services
  Group, Inc. (The)
  6.10%, due 10/1/41             4,100,000     3,692,308
Hartford Life, Inc.
  7.65%, due 6/15/27               355,000       375,259
Liberty Mutual Group, Inc.
  7.80%, due 3/7/87 (c)          1,760,000     1,760,000
Pacific Life Insurance Co.
  7.90%, due 12/30/23 (c)        2,575,000     3,119,880


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

INSURANCE (CONTINUED)
Progressive Corp. (The)
  6.70%, due 6/15/37 (b)      $  3,700,000  $  3,783,250
Teachers Insurance & Annuity
  Association of America
  6.85%, due 12/16/39 (c)          300,000       352,560
                                            ------------
                                              16,844,832
                                            ------------

LEISURE TIME 0.1%
Travelport LLC
  9.875%, due 9/1/14               400,000       417,000
                                            ------------



LODGING 1.5%
Harrah's Operating Co., Inc.
  10.00%, due 12/15/18           1,800,000     1,561,500
  11.25%, due 6/1/17               240,000       265,200
X  MGM Mirage, Inc.
  7.50%, due 6/1/16              8,530,000     7,591,700
MGM Resorts International
  10.375%, due 5/15/14              40,000        45,000
  11.125%, due 11/15/17             80,000        92,000
Wynn Las Vegas LLC/Wynn Las
  Vegas Capital Corp.
  7.875%, due 11/1/17              240,000       261,000
                                            ------------
                                               9,816,400
                                            ------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Terex Corp.
  8.00%, due 11/15/17              300,000       299,250
                                            ------------



MACHINERY--DIVERSIFIED 0.0%++
Manitowoc Co., Inc. (The)
  7.125%, due 11/1/13              240,000       241,800
                                            ------------



MEDIA 1.9%
Cequel Communications
  Holdings/LLC and Cequel
  Capital Corp.
  8.625%, due 11/15/17 (c)       3,625,000     3,878,750
Clear Channel
  Communications, Inc.
  5.50%, due 12/15/16           10,610,000     5,755,925
  6.875%, due 6/15/18            2,490,000     1,282,350
Mediacom Broadband LLC
  8.50%, due 10/15/15              300,000       313,500
Morris Publishing Group LLC
  10.00%, due 9/1/14 (e)            23,833        23,267
NBC Universal, Inc.
  5.15%, due 4/30/20 (c)           160,000       173,623
Nielsen Finance LLC/Nielsen
  Finance Co.
  10.00%, due 8/1/14               120,000       126,150
  11.50%, due 5/1/16               215,000       247,250
Time Warner Cable, Inc.
  8.25%, due 2/14/14               340,000       405,911
Time Warner, Inc.
  7.70%, due 5/1/32                300,000       369,221
Univision Communications,
  Inc.
  12.00%, due 7/1/14 (c)           145,000       160,406
Ziff Davis Media, Inc.
  (Escrow Shares)
  8.788%, due 7/15/11
  (b)(e)(f)(g)                      16,556           432
                                            ------------
                                              12,736,785
                                            ------------

MINING 0.2%
Century Aluminum Co.
  8.00%, due 5/15/14             1,313,000     1,332,695
                                            ------------



MISCELLANEOUS--MANUFACTURING 0.6%
Amsted Industries, Inc.
  8.125%, due 3/15/18 (c)        3,500,000     3,692,500
                                            ------------


OFFICE & BUSINESS EQUIPMENT 0.1%
Xerox Corp.
  4.25%, due 2/15/15               300,000       323,063
                                            ------------



OFFICE FURNISHINGS 0.0%++
Interface, Inc.
  11.375%, due 11/1/13             120,000       139,200
                                            ------------


OIL & GAS 1.2%
Connacher Oil & Gas
  10.25%, due 12/15/15 (c)         200,000       199,500
  11.75%, due 7/15/14 (c)          105,000       113,400
X  Linn Energy LLC
  8.625%, due 4/15/20 (c)        6,190,000     6,685,200
Nabors Industries, Inc.
  5.00%, due 9/15/20 (c)         1,000,000     1,020,242
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35              110,000       122,008
                                            ------------
                                               8,140,350
                                            ------------

OIL & GAS SERVICES 0.9%
Basic Energy Services, Inc.
  7.125%, due 4/15/16            3,500,000     3,325,000
Geokinetics Holdings USA,
  Inc.
  9.75%, due 12/15/14            2,600,000     2,392,000
                                            ------------
                                               5,717,000
                                            ------------

PACKAGING & CONTAINERS 0.1%
Berry Plastics Corp.
  8.875%, due 9/15/14              400,000       407,000
Pregis Corp.
  12.375%, due 10/15/13            245,000       250,513


16    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

PACKAGING & CONTAINERS (CONTINUED)
Solo Cup Co.
  10.50%, due 11/1/13         $    165,000  $    172,425
                                            ------------
                                                 829,938
                                            ------------

PIPELINES 0.2%
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  6.875%, due 11/1/14              150,000       153,750
  8.75%, due 4/15/18               140,000       153,650
NGPL Pipeco LLC
  7.768%, due 12/15/37 (c)         225,000       240,750
ONEOK Partners, L.P.
  8.625%, due 3/1/19               100,000       130,127
ONEOK, Inc.
  6.00%, due 6/15/35               350,000       347,880
                                            ------------
                                               1,026,157
                                            ------------

REAL ESTATE INVESTMENT TRUSTS 0.0%++
ProLogis
  7.375%, due 10/30/19             195,000       217,584
                                            ------------



RETAIL 0.2%
CVS Caremark Corp.
  5.789%, due 1/10/26 (c)(f)       279,033       292,245
Nebraska Book Co., Inc.
  10.00%, due 12/1/11              240,000       243,300
Neiman Marcus Group, Inc.
  (The)
  9.00%, due 10/15/15 (g)          429,967       449,316
Wal-Mart Stores, Inc.
  6.75%, due 10/15/23              314,000       404,303
                                            ------------
                                               1,389,164
                                            ------------

SOFTWARE 0.0%++
Vangent, Inc.
  9.625%, due 2/15/15              300,000       273,375
                                            ------------


STORAGE & WAREHOUSING 0.0%++
Mobile Mini, Inc.
  6.875%, due 5/1/15               300,000       295,125
                                            ------------



TELECOMMUNICATIONS 0.1%
Cricket Communications, Inc.
  9.375%, due 11/1/14              300,000       314,250
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14               400,000       419,000
Qwest Communications
  International, Inc.
  Series B
  7.50%, due 2/15/14               200,000       204,000
                                            ------------
                                                 937,250
                                            ------------
Total Corporate Bonds
  (Cost $126,898,305)                        136,527,490
                                            ------------


FOREIGN BONDS 1.4%
--------------------------------------------------------

BANKS 0.3%
EGG Banking PLC
  6.875%, due 12/29/21 (b)    L  1,200,000     1,849,116



FINANCE--MORTGAGE LOAN/BANKER 1.1%
X  Northern Rock Asset
  Management PLC
  9.375%, due 10/17/21           5,000,000     7,210,579
                                            ------------
Total Foreign Bonds
  (Cost $7,148,887)                            9,059,695
                                            ------------


FOREIGN GOVERNMENT BONDS 0.1%
--------------------------------------------------------

FOREIGN SOVEREIGN 0.1%
Republic of Panama
  9.375%, due 4/1/29          $    260,000       399,100
Republic of Venezuela
  6.00%, due 12/9/20               309,000       184,164
                                            ------------
Total Foreign Government
  Bonds
  (Cost $523,753)                                583,264
                                            ------------


LOAN ASSIGNMENTS & PARTICIPATIONS 1.3% (H)
--------------------------------------------------------

AEROSPACE & DEFENSE 0.9%
Hawker Beechcraft
  Acquisition Co. LLC
  Term Loan
  2.264%, due 3/26/14            6,557,028     5,473,073
  LC Facility Deposits
  2.289%, due 3/26/14              392,010       327,206
                                            ------------
                                               5,800,279
                                            ------------

CHEMICALS 0.2%
Lyondell Chemical Co.
  Exit Term Loan
  5.50%, due 4/8/16              1,246,875     1,256,733
                                            ------------



ELECTRIC 0.1%
Calpine Corp.
  1st Priority Term Loan
  3.165%, due 3/29/14              383,967       381,519
                                            ------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                 PRINCIPAL
                                    AMOUNT         VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 9/30/13
  (e)(f)(i)                   $     46,635  $        126
                                            ------------


PACKAGING & CONTAINERS 0.1%
Reynolds Group Holdings,
  Inc.
  Incremental Term Loan
  6.25%, due 5/5/16                993,750       998,300
                                            ------------
Total Loan Assignments &
  Participations
  (Cost $8,635,790)                            8,436,957
                                            ------------



MORTGAGE-BACKED SECURITIES 1.8%
--------------------------------------------------------


COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.8%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-2, Class A4
  5.867%, due 4/10/49 (j)          400,000       419,307
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.486%, due 12/25/36
  (b)(c)(e)                        338,218       257,290
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW12, Class
  AAB
  5.698%, due 9/11/38 (j)          250,000       272,081
  Series 2007-PW16, Class A4
  5.717%, due 6/11/40 (j)          400,000       433,216
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  6.091%, due 12/10/49 (j)         200,000       216,866
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2005-CD1, Class AM
  5.222%, due 7/15/44 (j)        1,000,000     1,024,734
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class AAB
  5.291%, due 12/10/46             500,000       548,829
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)         860,000       935,797
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-C3, Class A5
  4.878%, due 1/15/42              510,000       545,144
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51              500,000       534,259
  Series 2007-LD12, Class A3
  5.99%, due 2/15/51 (j)           500,000       533,066
LB-UBS Commercial Mortgage
  Trust
  Series 2006-C7, Class A3
  5.347%, due 11/15/38             500,000       535,924
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40              500,000       546,056
  Series 2007-C6, Class A3
  5.933%, due 7/15/40              500,000       528,328
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  5.928%, due 8/12/49 (j)          500,000       541,364
Morgan Stanley Capital I
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49 (b)          500,000       539,586
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (b)          500,000       511,299
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.72%, due 2/25/42
  (b)(c)(e)(f)                     734,401       698,048
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (c)         280,000       312,778
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48             500,000       483,469
WaMu Mortgage Pass Through
  Certificates
  Series 2006-AR14, Class
  1A1
  5.501%, due 11/25/36 (j)       1,703,929     1,568,435
                                            ------------
Total Mortgage-Backed
  Securities
  (Cost $11,165,570)                          11,985,876
                                            ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 0.9%
--------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.1%
  6.50%, due 11/1/16                36,268        39,770
  6.50%, due 2/1/27                    396           441
  6.50%, due 5/1/29                 39,302        44,385
  6.50%, due 6/1/29                 60,616        68,455
  6.50%, due 7/1/29                 91,762       103,626
  6.50%, due 8/1/29                 39,681        44,812
  6.50%, due 9/1/29                  3,919         4,426
  6.50%, due 10/1/29                   594           671
  6.50%, due 6/1/32                 26,083        29,407
  6.50%, due 1/1/37                 19,341        21,425
  7.00%, due 3/1/26                    393           445
  7.00%, due 9/1/26                 13,887        15,718
  7.00%, due 10/1/26                    18            19
  7.00%, due 7/1/30                  2,003         2,275
  7.00%, due 7/1/32                 50,579        57,448


18    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.50%, due 1/1/16           $      5,422  $      5,837
  7.50%, due 5/1/32                 32,408        37,066
  8.00%, due 11/1/12                   672           679
                                            ------------
                                                 476,905
                                            ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.0%++
  4.50%, due 7/1/20                 24,428        26,075
  4.50%, due 3/1/21                 40,390        43,112
  6.00%, due 4/1/19                  4,753         5,172
  7.00%, due 10/1/37                 6,328         7,128
  7.00%, due 11/1/37                48,950        55,135
  7.50%, due 10/1/11                   289           290
  7.50%, due 10/1/15                32,105        35,200
  8.00%, due 8/1/11                     81            83
  8.00%, due 11/1/11                   349           359
                                            ------------
                                                 172,554
                                            ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.1%
  5.00%, due 12/15/37               35,662        38,332
  5.50%, due 9/15/35                74,148        80,728
  6.50%, due 4/15/29                   210           239
  6.50%, due 5/15/29                   482           547
  6.50%, due 8/15/29                    30            34
  6.50%, due 10/15/31               10,139        11,516
  7.00%, due 7/15/11                   107           108
  7.00%, due 10/15/11                6,347         6,381
  7.00%, due 9/15/23                 4,023         4,627
  7.00%, due 7/15/25                 2,204         2,544
  7.00%, due 12/15/25                4,813         5,554
  7.00%, due 5/15/26                 9,976        11,540
  7.00%, due 11/15/27               15,564        18,009
  7.00%, due 12/15/27               81,497        94,296
  7.00%, due 6/15/28                 4,989         5,779
  7.50%, due 3/15/26                 9,774        11,312
  7.50%, due 6/15/26                   556           643
  7.50%, due 10/15/30               30,444        35,421
  8.00%, due 8/15/26                 2,093         2,237
  8.00%, due 9/15/26                   164           196
  8.00%, due 10/15/26               17,410        20,776
  8.50%, due 11/15/26               24,663        29,855
                                            ------------
                                                 380,674
                                            ------------

UNITED STATES TREASURY BONDS 0.6%
  3.875%, due 8/15/40            4,100,000     4,012,875
  4.375%, due 5/15/40              475,000       505,951
                                            ------------
                                               4,518,826
                                            ------------

UNITED STATES TREASURY NOTES 0.1%
  1.25%, due 10/31/15              260,000       260,894
  2.625%, due 8/15/20               85,000        85,080
                                            ------------
                                                 345,974
                                            ------------
Total U.S. Government &
  Federal Agencies
  (Cost $5,960,260)                            5,894,933
                                            ------------


YANKEE BONDS 0.8% (K)
--------------------------------------------------------

BANKS 0.1%
Lloyds TSB Bank PLC
  4.375%, due 1/12/15 (c)          500,000       524,216
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (c)          475,000       508,386
                                            ------------
                                               1,032,602
                                            ------------

BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11
  (c)(e)(i)                        645,000            65
                                            ------------



DIVERSIFIED FINANCIAL SERVICES 0.1%
Irish Life & Permanent Group
  Holdings PLC
  3.60%, due 1/14/13 (c)           400,000       374,767
                                            ------------



ENTERTAINMENT 0.1%
Great Canadian Gaming Corp.
  7.25%, due 2/15/15 (c)           400,000       408,000
                                            ------------



HOLDING COMPANY--DIVERSIFIED 0.0%++
Hutchison Whampoa
  International, Ltd.
  7.625%, due 4/9/19 (c)           215,000       267,455
                                            ------------



INSURANCE 0.1%
Oil Insurance, Ltd.
  7.558%, due 12/29/49
  (b)(c)                         1,320,000     1,185,822
                                            ------------



INTERNET 0.0%++
UPC Holding B.V.
  9.875%, due 4/15/18 (c)          240,000       262,200
                                            ------------



MINING 0.1%
Anglo American Capital PLC
  9.375%, due 4/8/19 (c)           250,000       340,744
                                            ------------



MISCELLANEOUS--MANUFACTURING 0.1%
Siemens
  Financieringsmaatschappij
  N.V.
  6.125%, due 8/17/26 (c)          300,000       343,734
                                            ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                 PRINCIPAL
                                    AMOUNT         VALUE
YANKEE BONDS (CONTINUED)

OIL & GAS 0.1%
ENI S.p.A
  4.15%, due 10/1/20 (c)      $    175,000  $    180,687
Gazprom International S.A.
  7.201%, due 2/1/20 (c)           327,532       351,278
OPTI Canada, Inc.
  8.25%, due 12/15/14              265,000       200,737
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (c)           200,000       222,000
                                            ------------
                                                 954,702
                                            ------------

TRANSPORTATION 0.1%
Hapag-Lloyd A.G.
  9.75%, due 10/15/17 (c)          375,000       393,281
                                            ------------
Total Yankee Bonds
  (Cost $5,951,494)                            5,563,372
                                            ------------
Total Long-Term Bonds
  (Cost $241,573,127)                        255,861,873
                                            ------------



                                    SHARES
COMMON STOCKS 50.2%
--------------------------------------------------------

AEROSPACE & DEFENSE 1.1%
BAE Systems PLC                    495,750     2,738,178
Meggitt PLC                        845,900     4,474,270
                                            ------------
                                               7,212,448
                                            ------------

AGRICULTURE 4.0%
Altria Group, Inc.                 196,048     4,983,540
British American Tobacco PLC        43,397     1,654,986
X  Imperial Tobacco Group
  PLC                              195,500     6,262,060
Lorillard, Inc.                     61,940     5,285,960
X  Philip Morris
  International, Inc.              108,013     6,318,760
Reynolds American, Inc.             31,885     2,069,336
                                            ------------
                                              26,574,642
                                            ------------

AUTO MANUFACTURERS 0.5%
Daimler A.G. (d)                    25,200     1,663,530
Ford Motor Co. (d)                 125,000     1,766,250
                                            ------------
                                               3,429,780
                                            ------------

BANKS 1.0%
CIT Group, Inc. (d)                 69,000     2,989,770
Citigroup, Inc. (d)                410,000     1,709,700
Westpac Banking Corp.               81,356     1,809,014
                                            ------------
                                               6,508,484
                                            ------------

BEVERAGES 2.7%
Coca-Cola Co. (The)                 30,010     1,840,213
Coca-Cola Enterprises, Inc.         73,250     1,758,733
Diageo PLC, Sponsored ADR
  (l)                               78,500     5,809,000
X  InBev N.V.                      107,547     6,741,015
PepsiCo., Inc.                      27,300     1,782,690
                                            ------------
                                              17,931,651
                                            ------------

BUILDING MATERIALS 0.1%
U.S. Concrete, Inc. (d)(e)          83,147       692,615
                                            ------------



CHEMICALS 1.3%
Air Liquide S.A.                    15,013     1,941,990
BASF A.G.                           46,544     3,386,695
E.I. du Pont de Nemours &
  Co.                               68,816     3,253,621
                                            ------------
                                               8,582,306
                                            ------------

COMMERCIAL SERVICES 0.3%
Automatic Data Processing,
  Inc.                              41,000     1,821,220
Quad/Graphics, Inc. (d)                 13           581
                                            ------------
                                               1,821,801
                                            ------------

COMPUTERS 0.7%
HTC Corp.                          104,200     2,351,361
Quanta Computer, Inc.            1,270,000     2,330,846
                                            ------------
                                               4,682,207
                                            ------------

DISTRIBUTION & WHOLESALE 0.3%
Genuine Parts Co.                   39,700     1,900,042
                                            ------------



ELECTRIC 5.8%
CMS Energy Corp.                   130,700     2,402,266
CPFL Energia S.A.                  126,100     2,958,377
DPL, Inc.                           60,550     1,580,355
Duke Energy Corp.                  190,322     3,465,764
E.ON A.G.                           80,200     2,511,503
Entergy Corp.                       23,200     1,729,096
National Grid PLC                  502,200     4,747,734
NSTAR                               44,150     1,841,496
Progress Energy, Inc.               36,484     1,641,780
SCANA Corp.                         43,858     1,791,161
Scottish & Southern Energy
  PLC                              177,450     3,278,408
Southern Co. (The)                  86,400     3,271,968
TECO Energy, Inc.                  179,500     3,157,405
Terna S.p.A.                       735,450     3,393,232
                                            ------------
                                              37,770,545
                                            ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.3%
Emerson Electric Co.                31,073     1,705,908
                                            ------------


ENGINEERING & CONSTRUCTION 0.7%
Vinci S.A.                          82,145     4,387,963
                                            ------------



ENVIRONMENTAL CONTROLS 0.2%
Waste Management, Inc.              43,850     1,566,322
                                            ------------



20    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)



FINANCE--OTHER SERVICES 0.3%
NYSE Euronext                       61,700  $  1,890,488
                                            ------------



FOOD 2.1%
H.J. Heinz Co.                      37,250     1,829,347
Kellogg Co.                         41,750     2,098,355
X  Nestle S.A. Registered          112,155     6,143,138
Orkla ASA                          174,050     1,685,045
WM Morrison Supermarkets PLC       373,500     1,758,329
                                            ------------
                                              13,514,214
                                            ------------

FOOD SERVICES 0.3%
Compass Group PLC                  268,100     2,197,354
                                            ------------



GAS 1.8%
Nicor, Inc.                         52,100     2,481,523
NiSource, Inc.                     268,841     4,653,638
Vectren Corp.                       92,950     2,544,971
WGL Holdings, Inc.                  56,150     2,164,582
                                            ------------
                                              11,844,714
                                            ------------

HEALTH CARE--PRODUCTS 0.7%
Johnson & Johnson                   75,667     4,817,718
                                            ------------


HOUSEHOLD PRODUCTS & WARES 1.1%
Kimberly-Clark Corp.                60,495     3,831,753
Tupperware Brands Corp.             71,800     3,217,358
                                            ------------
                                               7,049,111
                                            ------------

INSURANCE 1.8%
Arthur J. Gallagher & Co.          182,700     5,144,832
Muenchener
  Rueckversicherungs-
  Gesellschaft A.G.
  Registered                        16,200     2,533,174
SCOR SE                            105,550     2,595,802
Travelers Cos., Inc. (The)          33,800     1,865,760
                                            ------------
                                              12,139,568
                                            ------------

INVESTMENT COMPANY 0.0%++
BGP Holdings PLC (e)(f)             20,068             3
                                            ------------



MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (d)(e)(f)                     4,340            43
                                            ------------



MEDIA 2.3%
Comcast Corp. Class A              177,750     3,435,908
Dex One Corp. (d)                    2,323        16,284
Pearson PLC                        351,950     5,382,878
Shaw Communications, Inc.           73,700     1,580,370
Vivendi S.A.                       175,479     5,005,528
                                            ------------
                                              15,420,968
                                            ------------

METAL FABRICATE & HARDWARE 0.5%
Assa Abloy AB                      124,350     3,187,101
                                            ------------



MINING 0.3%
BHP Billiton, Ltd.,
  Sponsored ADR (l)                 24,000     1,982,160
                                            ------------



MISCELLANEOUS--MANUFACTURING 0.4%
Honeywell International,
  Inc.                              58,100     2,737,091
                                            ------------



OFFICE EQUIPMENT/SUPPLIES 0.5%
Pitney Bowes, Inc.                 154,327     3,385,934
                                            ------------


OIL & GAS 3.5%
Canadian Oil Sands Trust            68,500     1,716,698
Chevron Corp.                       27,124     2,240,714
ConocoPhillips                      26,400     1,568,160
Diamond Offshore Drilling,
  Inc.                              45,400     3,003,664
ExxonMobil Corp.                    35,505     2,360,017
Royal Dutch Shell PLC Class
  A, ADR (l)                        78,050     5,067,787
StatoilHydro A.S.A.,
  Sponsored ADR (l)                150,500     3,285,415
Total S.A.                          62,918     3,419,142
                                            ------------
                                              22,661,597
                                            ------------

PACKAGING & CONTAINERS 0.3%
Bemis Co., Inc.                     53,050     1,684,868
                                            ------------



PHARMACEUTICALS 2.7%
Abbott Laboratories                 40,100     2,057,932
AstraZeneca PLC, Sponsored
  ADR (l)                          104,200     5,257,932
Bristol-Myers Squibb Co.           147,885     3,978,106
Merck & Co., Inc.                  101,059     3,666,421
Roche Holding A.G.,
  Genusscheine                      17,050     2,503,658
                                            ------------
                                              17,464,049
                                            ------------

PIPELINES 0.8%
Kinder Morgan Energy
  Partners, L.P.                    51,150     3,553,391
Spectra Energy Corp.                70,450     1,674,597
                                            ------------
                                               5,227,988
                                            ------------

RETAIL 0.7%
McDonald's Corp.                    24,492     1,904,743
Next PLC                            72,950     2,670,971
                                            ------------
                                               4,575,714
                                            ------------

SAVINGS & LOANS 0.2%
Hudson City Bancorp, Inc.          138,200     1,610,030
                                            ------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21


                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS 1.1%
Microchip Technology, Inc.         134,950  $  4,342,691
Taiwan Semiconductor
  Manufacturing Co, Ltd.,
  Sponsored ADR (l)                238,450     2,601,490
                                            ------------
                                               6,944,181
                                            ------------

SOFTWARE 1.2%
Microsoft Corp.                    154,573     4,117,825
Oracle Corp.                       122,903     3,613,348
                                            ------------
                                               7,731,173
                                            ------------

TELECOMMUNICATIONS 7.4%
AT&T, Inc.                         136,327     3,885,319
X  BCE, Inc.                       177,150     5,942,055
CenturyTel, Inc.                   140,201     5,801,517
China Mobile, Ltd.,
  Sponsored ADR (l)                 33,650     1,728,601
France Telecom S.A.                161,290     3,875,706
Mobistar S.A.                       41,050     2,717,264
Philippine Long Distance
  Telephone Co., Sponsored
  ADR (l)                           28,100     1,745,853
Rogers Communications, Inc.
  Class B                           83,250     3,033,209
X  Swisscom A.G.                    15,950     6,663,325
Telefonica S.A.                    159,175     4,297,872
Verizon Communications, Inc.       124,174     4,031,930
Vodafone Group PLC               1,892,877     5,151,641
                                            ------------
                                              48,874,292
                                            ------------

TRANSPORTATION 0.8%
FirstGroup PLC                     853,300     5,577,160
                                            ------------



WATER 0.4%
United Utilities Group PLC         262,150     2,566,544
                                            ------------
Total Common Stocks
  (Cost $295,618,593)                        329,850,777
                                            ------------


CONVERTIBLE PREFERRED STOCKS 1.8%
--------------------------------------------------------

AUTO MANUFACTURERS 0.6%
Ford Motor Co. Capital Trust
  II
  6.50%                             86,000     4,274,200
                                            ------------



BANKS 0.3%
Ally Financial, Inc. (c)
  7.00%                                 40        35,550
Citigroup, Inc.
  7.50%                             14,100     1,741,914
                                            ------------
                                               1,777,464
                                            ------------

INSURANCE 0.7%
Hartford Financial Services
  Group, Inc.
  7.25%                             75,400     1,851,070
MetLife, Inc.
  6.50%                            100,850     2,521,250
                                            ------------
                                               4,372,320
                                            ------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES 0.2%
Affiliated Managers Group,
  Inc.
  5.10%                             30,100     1,411,690
                                            ------------
Total Convertible Preferred
  Stocks
  (Cost $11,576,483)                          11,835,674
                                            ------------


PREFERRED STOCK 0.0%++
--------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (d)(e)(f)                      52             1
                                            ------------
Total Preferred Stock
  (Cost $0)                                            1
                                            ------------

                                 NUMBER OF
                                  WARRANTS
WARRANTS 0.0%++
--------------------------------------------------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 12/12/39 (d)(e)(f)             6             0 (o)
                                            ------------
Total Warrants
  (Cost $20)                                           0 (o)
                                            ------------


                                 PRINCIPAL
                                    AMOUNT
SHORT-TERM INVESTMENT 5.9%
--------------------------------------------------------

REPURCHASE AGREEMENT 5.9%
State Street Bank and Trust
  Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $38,702,410
  (Collateralized by United
  States Treasury Note with
  a rate of 2.125% and a
  maturity
  date of 5/31/15, with
  Principal Amount of
  $37,465,000 and a Market
  Value of $39,480,617)       $ 38,702,377    38,702,377
                                            ------------
Total Short-Term Investment
  (Cost $38,702,377)                          38,702,377
                                            ------------
Total Investments
  (Cost $587,470,600) (p)             96.9%  636,250,702
Other Assets, Less
  Liabilities                          3.1    20,109,310
                              ------------  ------------

Net Assets                           100.0% $656,360,012
                              ============  ============






22    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              CONTRACTS        UNREALIZED
                                   LONG  APPRECIATION (M)
FUTURES CONTRACTS 1.4%
---------------------------------------------------------

Standard & Poor's 500 Index
  Mini December 2010 (n)          2,230        $9,148,575
                                               ----------
Total Futures Contracts
  (Settlement Value
  $131,536,550)                                $9,148,575
                                               ==========






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at October 31,
     2010 is $1,012,677, which represents 0.2%
     of the Fund's net assets.
(b)  Floating rate--Rate shown is the rate in
     effect at October 31, 2010.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Non-income producing security.
(e)  Illiquid security.  The total market
     value of these securities at October 31,
     2010 is $1,677,610, which represents 0.3%
     of the Fund's net assets.
(f)  Fair valued security. The total market
     value of these securities at October 31,
     2010 is $996,618, which represents 0.2%
     of the Fund's net assets.
(g)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(h)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London InterBank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at October 31,
     2010. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(i)  Issue in default.
(j)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the
     rate in effect at October 31, 2010.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  ADR--American Depositary Receipt.
(m)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2010.
(n)  At October 31, 2010, cash in the amount
     of $10,035,000 is on deposit with the
     broker for futures transactions.
(o)  Less than one dollar.
(p)  At October 31, 2010, cost is $587,802,419
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $58,525,915
Gross unrealized depreciation       10,077,632
                                   -----------
Net unrealized appreciation        $48,448,283
                                   ===========



The following abbreviations are used in the above portfolio:

L--British Pound Sterling

E--Euro


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                         $         --  $ 24,896,670      $     --  $ 24,896,670
  Convertible Bonds                                         --    52,913,616            --    52,913,616
  Corporate Bonds (b)                                       --   136,229,093       298,397   136,527,490
  Foreign Bonds                                             --     9,059,695            --     9,059,695
  Foreign Government Bonds                                  --       583,264            --       583,264
  Loan Assignments & Participations (c)                     --     8,436,831           126     8,436,957
  Mortgage-Backed Securities (d)                            --    11,287,828       698,048    11,985,876
  U.S. Government & Federal Agencies                        --     5,894,933            --     5,894,933
  Yankee Bonds                                              --     5,563,372            --     5,563,372
                                                  ------------  ------------      --------  ------------
Total Long-Term Bonds                                       --   254,865,302       996,571   255,861,873
                                                  ------------  ------------      --------  ------------
Common Stocks (e)                                  329,850,731            --            46   329,850,777
Convertible Preferred Stocks                        11,835,674            --            --    11,835,674
Preferred Stocks (f)                                        --            --             1             1
Warrants (g)                                                --            --             0 (g)         0 (g)
Short-Term Investment
  Repurchase Agreement                                      --    38,702,377            --    38,702,377
                                                  ------------  ------------      --------  ------------
Total Investments in Securities                    341,686,405   293,567,679       996,618   636,250,702
                                                  ------------  ------------      --------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (h)                    --       334,843            --       334,843
  Futures Contracts Long (i)                         9,148,575            --            --     9,148,575
                                                  ------------  ------------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                           $350,834,980  $293,902,522      $996,618  $645,734,120
                                                  ============  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 securities valued at $5,720, $432 and $292,245 are held in Commercial Services, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $126 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.

(d) The level 3 security valued at $698,048 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e) The level 3 securities valued at $3 and $43 are held in Investment Company and Machinery respectively, within the Common Stocks section of the Portfolio of Investments.

(f) The level 3 security valued at $1 is held in Machinery within the Preferred Stock section of the Portfolio of Investments.

(g) The level 3 security valued at less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(h) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)

(i) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

LIABILITY VALUATION INPUTS

                                                           QUOTED
                                                        PRICES IN
                                                           ACTIVE  SIGNIFICANT
                                                      MARKETS FOR        OTHER   SIGNIFICANT
                                                        IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                           ASSETS       INPUTS        INPUTS
 DESCRIPTION                                            (LEVEL 1)    (LEVEL 2)     (LEVEL 3)      TOTAL
Other Financial Instruments
  Foreign Currency Forward Contracts (a)                 $     --    $(779,281)     $     --  $(779,281)
                                                         --------    ---------      --------  ---------
Total Other Financial Instruments                             $--    $(779,281)          $--  $(779,281)
                                                         ========    =========      ========  =========




(a) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)


24    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   BALANCE
                                      AS OF     ACCRUED  REALIZED
                                OCTOBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES             2009  (PREMIUMS)    (LOSS)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                $  567,175    $    (92) $   (370)
  Corporate Bonds
     Commercial Services              5,720          --        --
     Media                            4,881          --    (8,930)
     Retail                         280,885         384      (246)
  Loan Assignments &
     Participations
     Machinery                       19,566     (15,804)  (33,970)
  Mortgage-Backed Securities
     Commercial Mortgage Loans
       (Collateralized
       Mortgage Obligations)        716,447          --        --
Common Stocks
  Investment Company                      3          --        --
  Machinery                              43          --        --
Preferred Stocks
  Machinery                               1          --        --
Warrants
  Airlines                               13          --        --
  Media                                  --          --        --
                                 ----------    --------  --------
Total                            $1,594,734    $(15,512) $(43,516)
                                 ==========    ========  ========

                                                                                                              CHANGE IN
                                                                                                             UNREALIZED
                                                                                                           APPRECIATION
                                                                                                         (DEPRECIATION)
                                                                                                                   FROM
                                     CHANGE IN                                                  BALANCE     INVESTMENTS
                                    UNREALIZED                        TRANSFERS  TRANSFERS        AS OF   STILL HELD AT
                                  APPRECIATION                            IN TO     OUT OF  OCTOBER 31,     OCTOBER 31,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3         2010        2010 (A)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                     $  8,743    $    --  $(575,456)  $     --   $     --     $     --        $     --
  Corporate Bonds
     Commercial Services                    --         --         --         --         --        5,720              --
     Media                               9,460     46,788    (51,767)        --         --          432         (30,820)
     Retail                             22,699         --    (11,477)        --         --      292,245          20,812
  Loan Assignments &
     Participations
     Machinery                          51,757      1,465    (22,888)        --         --          126           1,479
  Mortgage-Backed Securities
     Commercial Mortgage Loans
       (Collateralized
       Mortgage Obligations)            13,454         --    (31,853)        --         --      698,048          11,384
Common Stocks
  Investment Company                        --         --         --         --         --            3              --
  Machinery                                 --         --         --         --         --           43              --
Preferred Stocks
  Machinery                                 --         --         --         --         --            1              --
Warrants
  Airlines                                  --         --        (13)        --         --           --              --
  Media                                    (21)        21         --         --         --            0(b)          (21)
                                      --------    -------  ---------   --------   --------     --------        --------
Total                                 $106,092    $48,274  $(693,454)       $--        $--     $996,618        $  2,834
                                      ========    =======  =========   ========   ========     ========        ========




(a) Included in "change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

(b) Less than one dollar.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $587,470,600)      $ 636,250,702
Cash collateral on deposit at broker     10,035,000
Cash denominated in foreign
  currencies
  (identified cost $851,374)                855,981
Receivables:
  Investment securities sold              7,414,255
  Dividends and interest                  4,739,342
  Fund shares sold                          116,546
  Variation margin on futures
     contracts                               44,600
Other assets                                 39,422
Unrealized appreciation on foreign
  currency forward contracts                334,843
                                      -------------
     Total assets                       659,830,691
                                      -------------

LIABILITIES
---------------------------------------------------
Payables:
  Investment securities purchased         1,095,039
  Fund shares redeemed                      652,556
  Manager (See Note 3)                      356,636
  Transfer agent (See Note 3)               314,713
  NYLIFE Distributors (See Note 3)          155,064
  Shareholder communication                  76,941
  Professional fees                          22,442
  Custodian                                  11,117
  Trustees                                    1,627
Accrued expenses                              5,263
Unrealized depreciation on foreign
  currency forward contracts                779,281
                                      -------------
     Total liabilities                    3,470,679
                                      -------------
Net assets                            $ 656,360,012
                                      =============

COMPOSITION OF NET ASSETS
---------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $     420,509
Additional paid-in capital              698,723,960
                                      -------------
                                        699,144,469
Undistributed net investment income         905,719
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions    (101,197,634)
Net unrealized appreciation on
  investments and futures contracts      57,928,677
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                (421,219)
                                      -------------
Net assets                            $ 656,360,012
                                      =============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 170,851,867
                                      =============
Shares of beneficial interest
  outstanding                            10,966,373
                                      =============
Net asset value per share
  outstanding                         $       15.58
Maximum sales charge (5.50% of
  offering price)                              0.91
                                      -------------
Maximum offering price per share
  outstanding                         $       16.49
                                      =============
CLASS A
Net assets applicable to outstanding
  shares                              $ 239,564,273
                                      =============
Shares of beneficial interest
  outstanding                            15,379,473
                                      =============
Net asset value per share
  outstanding                         $       15.58
Maximum sales charge (5.50% of
  offering price)                              0.91
                                      -------------
Maximum offering price per share
  outstanding                         $       16.49
                                      =============
CLASS B
Net assets applicable to outstanding
  shares                              $  71,238,695
                                      =============
Shares of beneficial interest
  outstanding                             4,555,447
                                      =============
Net asset value and offering price
  per share outstanding               $       15.64
                                      =============
CLASS C
Net assets applicable to outstanding
  shares                              $  10,311,816
                                      =============
Shares of beneficial interest
  outstanding                               660,278
                                      =============
Net asset value and offering price
  per share outstanding               $       15.62
                                      =============
CLASS I
Net assets applicable to outstanding
  shares                              $ 164,393,361
                                      =============
Shares of beneficial interest
  outstanding                            10,489,334
                                      =============
Net asset value and offering price
  per share outstanding               $       15.67
                                      =============





26    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Interest                            $ 19,581,470
  Dividends (a)                         16,896,812
                                      ------------
     Total income                       36,478,282
                                      ------------
EXPENSES
  Manager (See Note 3)                   4,267,082
  Transfer agent (See Note 3)            1,906,451
  Distribution/Service--Investor
     Class (See Note 3)                    414,513
  Distribution/Service--Class A (See
     Note 3)                               575,028
  Distribution/Service--Class B (See
     Note 3)                               751,023
  Distribution/Service--Class C (See
     Note 3)                                98,556
  Shareholder communication                216,512
  Custodian                                154,034
  Professional fees                        117,442
  Registration                             104,523
  Trustees                                  22,392
  Miscellaneous                             15,995
                                      ------------
     Total expenses                      8,643,551
                                      ------------
Net investment income                   27,834,731
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------
Net realized gain (loss) on:
  Security transactions               $ 25,533,391
  Futures transactions                   3,015,388
  Foreign currency transactions         (6,969,727)
                                      ------------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 21,579,052
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                           43,123,103
  Futures contracts                     10,513,755
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                    (428,551)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on
  investments, futures contracts and
  foreign currency transactions         53,208,307
                                      ------------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions     74,787,359
                                      ------------
Net increase in net assets resulting
  from operations                     $102,622,090
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $838,698.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                       2010          2009
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------
Operations:
 Net investment income        $  27,834,731  $  9,023,377
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions          21,579,052   (48,303,798)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency transactions          53,208,307    85,466,565
                              ---------------------------
 Net increase in net assets
  resulting from operations     102,622,090    46,186,144
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class               (6,170,095)   (3,762,283)
    Class A                      (9,381,903)   (5,225,038)
    Class B                      (2,138,828)   (1,232,591)
    Class C                        (291,114)      (31,920)
    Class I                      (7,728,545)       (1,543)
                              ---------------------------
 Total dividends to
  shareholders                  (25,710,485)  (10,253,375)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         40,354,493    14,666,352
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay Income Manager
  Fund (See Note 10)                     --   266,679,188
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      25,008,836     9,981,914
 Cost of shares redeemed       (149,084,523)  (64,466,172)
                              ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (83,721,194)  226,861,282
                              ---------------------------
    Net increase (decrease)
     in net assets               (6,809,589)  262,794,051
NET ASSETS
---------------------------------------------------------
Beginning of year               663,169,601   400,375,550
                              ---------------------------
End of year                   $ 656,360,012  $663,169,601
                              ===========================
Undistributed net investment
 income at end of year        $     905,719  $     41,861
                              ===========================





28    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     --------------------------------------------------
                                                                     FEBRUARY 28,
                                                                        2008**
                                                                        THROUGH
                                      YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                       2010            2009              2008
Net asset value at beginning of
  period                             $  13.89        $  12.58          $  16.50
                                     --------        --------          --------
Net investment income (a)                0.59            0.30              0.19
Net realized and unrealized gain
  (loss) on investments                  1.81            1.36             (3.89)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          (0.16)           0.00 ++           0.01
                                     --------        --------          --------
Total from investment operations         2.24            1.66             (3.69)
                                     --------        --------          --------
Less dividends and distributions:
  From net investment income            (0.55)          (0.35)            (0.23)
  From net realized gain on
     investments                           --              --                --
                                     --------        --------          --------
Total dividends and distributions       (0.55)          (0.35)            (0.23)
                                     --------        --------          --------
Net asset value at end of period     $  15.58        $  13.89          $  12.58
                                     ========        ========          ========
Total investment return (b)             16.39%          13.57%           (22.65%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  4.02%           2.40%             1.84% ++
  Net expenses                           1.50%           1.40%             1.29% ++
  Expenses (before
     waiver/reimbursement)               1.50%           1.72%             1.50% ++
Portfolio turnover rate                    76%            182%(f)           101%(f)
Net assets at end of period (in
  000's)                             $170,852        $161,824          $136,858




                                                                       CLASS B
                                     ---------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                       2010           2009           2008           2007            2006
Net asset value at beginning of
  period                             $ 13.93        $ 12.61        $ 20.15        $  19.86        $  18.95
                                     -------        -------        -------        --------        --------
Net investment income (a)               0.48           0.21           0.18            0.21            0.11
Net realized and unrealized gain
  (loss) on investments                 1.84           1.35          (5.28)           1.89            1.69 (d)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                         (0.17)          0.00 ++        0.01              --              --
                                     -------        -------        -------        --------        --------
Total from investment operations        2.15           1.56          (5.09)           2.10            1.80
                                     -------        -------        -------        --------        --------
Less dividends and distributions:
  From net investment income           (0.44)         (0.24)         (0.18)          (0.21)          (0.12)
  From net realized gain on
     investments                          --             --          (2.27)          (1.60)          (0.77)
                                     -------        -------        -------        --------        --------
Total dividends and distributions      (0.44)         (0.24)         (2.45)          (1.81)          (0.89)
                                     -------        -------        -------        --------        --------
Net asset value at end of period     $ 15.64        $ 13.93        $ 12.61        $  20.15        $  19.86
                                     =======        =======        =======        ========        ========
Total investment return (b)            15.53%         12.77%        (28.53%)         11.37%           9.74%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 3.25%          1.65%          1.12%           1.06%           0.55%
  Net expenses                          2.24%          2.14%          1.99%           1.94%           1.94%
  Expenses (before
     waiver/reimbursement)              2.24%          2.47%          2.15%           2.02%           2.09%(c)
Portfolio turnover rate                   76%           182%(f)        101%(f)          68%             70%(f)
Net assets at end of period (in
  000's)                             $71,239        $79,742        $76,420        $156,346        $202,149



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(e)  Total investment return is not annualized.
(f)  The portfolio turnover rates not including mortgage dollar rolls were 151%,
     86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.





30    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              CLASS A
      --------------------------------------------------------------------------------------



                                      YEAR ENDED OCTOBER 31,
        2010              2009              2008              2007              2006

      $  13.88          $  12.57          $  20.10          $  19.82          $  18.92
      --------          --------          --------          --------          --------
          0.64              0.33              0.32              0.35              0.27
          1.82              1.36             (5.27)             1.88              1.67 (d)

         (0.16)             0.00 ++           0.01                --                --
      --------          --------          --------          --------          --------
          2.30              1.69             (4.94)             2.23              1.94
      --------          --------          --------          --------          --------

         (0.60)            (0.38)            (0.32)            (0.35)            (0.27)
            --                --             (2.27)            (1.60)            (0.77)
      --------          --------          --------          --------          --------
         (0.60)            (0.38)            (2.59)            (1.95)            (1.04)
      --------          --------          --------          --------          --------
      $  15.58          $  13.88          $  12.57          $  20.10          $  19.82
      ========          ========          ========          ========          ========
         16.80%            13.82%           (27.88%)           12.18%            10.53%(c)(d)

          4.37%             2.60%             1.93%             1.81%             1.42%
          1.15%             1.20%             1.18%             1.19%             1.19%
          1.15%             1.23%             1.26%             1.27%             1.34%(c)
            76%              182%(f)           101%(f)            68%               70%(f)
      $239,564          $222,648          $185,491          $518,547          $502,340




                                          CLASS C
      ------------------------------------------------------------------------------
                                  YEAR ENDED OCTOBER 31,
        2010            2009             2008            2007            2006

      $ 13.92          $12.59          $ 20.12          $19.84          $18.94
      -------          ------          -------          ------          ------
         0.48            0.22             0.18            0.21            0.12
         1.82            1.35            (5.27)           1.88            1.67 (d)

        (0.16)           0.00 ++          0.01              --              --
      -------          ------          -------          ------          ------
         2.14            1.57            (5.08)           2.09            1.79
      -------          ------          -------          ------          ------

        (0.44)          (0.24)           (0.18)          (0.21)          (0.12)
           --              --            (2.27)          (1.60)          (0.77)
      -------          ------          -------          ------          ------
        (0.44)          (0.24)           (2.45)          (1.81)          (0.89)
      -------          ------          -------          ------          ------
      $ 15.62          $13.92          $ 12.59          $20.12          $19.84
      =======          ======          =======          ======          ======
        15.55%          12.69%          (28.47%)         11.33%           9.69%(c)(d)

         3.27%           1.67%            1.12%           1.06%           0.62%
         2.24%           2.17%            1.99%           1.94%           1.94%
         2.24%           2.47%            2.15%           2.02%           2.09%(c)
           76%            182%(f)          101%(f)          68%             70%(f)
      $10,312          $9,622          $ 1,563          $2,980          $3,175




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      CLASS I
                                     -------------------------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                       2010            2009            2008          2007          2006
Net asset value at beginning of
  period                             $  13.97        $  12.65        $ 20.25        $19.90        $18.98
                                     --------        --------        -------        ------        ------
Net investment income (a)                0.68            0.77           0.37          0.44          0.36
Net realized and unrealized gain
  (loss) on investments                  1.82            0.97          (5.33)         1.93          1.69 (d)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          (0.16)           0.00 ++        0.01            --            --
                                     --------        --------        -------        ------        ------
Total from investment operations         2.34            1.74          (4.95)         2.37          2.05
                                     --------        --------        -------        ------        ------
Less dividends and distributions:
  From net investment income            (0.64)          (0.42)         (0.38)        (0.42)        (0.36)
  From net realized gain on
     investments                           --              --          (2.27)        (1.60)        (0.77)
                                     --------        --------        -------        ------        ------
Total dividends and distributions       (0.64)          (0.42)         (2.65)        (2.02)        (1.13)
                                     --------        --------        -------        ------        ------
Net asset value at end of period     $  15.67        $  13.97        $ 12.65        $20.25        $19.90
                                     ========        ========        =======        ======        ======
Total investment return (b)             17.07%          14.14%        (27.60%)       12.65%        11.11%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  4.60%           3.74%          2.31%         2.23%         1.86%
  Net expenses                           0.89%           0.97%          0.79%         0.81%         0.74%
  Expenses (before
     waiver/reimbursement)               0.89%           0.97%          0.97%         0.93%         0.89%(c)
Portfolio turnover rate                    76%            182%(e)        101%(e)        68%           70%(e)
Net assets at end of period (in
  000's)                             $164,393        $189,333        $    43        $   29        $   13



++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(e)  The portfolio turnover rates not including mortgage dollar rolls were 151%,
     86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.





32    MainStay Income Builder Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Income Builder Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in

                                                   mainstayinvestments.com    33

Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund held securities with a value of $996,618 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2010, foreign equity securities held by the Fund were not fair valued.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above. The roll forward activity of Level 3 fair value measurements is included at the end of the Fund's Portfolio of Investments.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.


34    MainStay Income Builder Fund

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk and interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the year ended October 31, 2010.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by

                                                   mainstayinvestments.com    35
the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2010, the Fund did not hold unfunded commitments.

(J) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)


36    MainStay Income Builder Fund

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(O) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(P) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's NAV could go down and you could lose money.

(Q) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations

                                                   mainstayinvestments.com    37
and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2010:

ASSET DERIVATIVES

                                    STATEMENT OF      FOREIGN
                                      ASSETS AND     EXCHANGE        EQUITY    INTEREST
                                     LIABILITIES    CONTRACTS     CONTRACTS        RATE
                                        LOCATION         RISK          RISK        RISK         TOTAL
Warrants                          Investments in
                            securities, at value     $     --    $        0 (a)     $--    $        0 (a)
Futures Contracts                            Net
                              Assets--Unrealized
                                 appreciation on
                                 investments and
                               futures contracts
                                             (b)           --     9,148,575          --     9,148,575
Forward Contracts                     Unrealized
                                 appreciation on
                                foreign currency
                               forward contracts      334,843            --          --       334,843
                                                    -------------------------------------------------
Total Fair Value                                     $334,843    $9,148,575         $--    $9,483,418
                                                    =================================================



(a) Less than one dollar.

(b) Includes cumulative depreciation of futures contracts as reported in Portfolio of Investments. Only current day's variation margin in reported within the Statement of Assets and Liabilities.

LIABILITY DERIVATIVES

                                     STATEMENT OF      FOREIGN
                                       ASSETS AND     EXCHANGE       EQUITY    INTEREST
                                      LIABILITIES    CONTRACTS    CONTRACTS        RATE
                                         LOCATION         RISK         RISK        RISK        TOTAL
Forward Contracts                      Unrealized
                                  depreciation on
                                 foreign currency
                                forward contracts    $(779,281)         $--         $--    $(779,281)
                                                     -----------------------------------------------
Total Fair Value                                     $(779,281)         $--         $--    $(779,281)
                                                     ===============================================



The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                                      FOREIGN
                                 STATEMENTS OF       EXCHANGE        EQUITY    INTEREST
                                    OPERATIONS      CONTRACTS     CONTRACTS        RATE
                                      LOCATION           RISK          RISK        RISK         TOTAL
Rights                    Net realized gain on
                                      security
                                  transactions    $        --    $      177    $     --    $       177
Warrants                  Net realized gain on
                                      security
                                  transactions             --        50,301          --         50,301
Futures Contracts         Net realized gain on
                          futures transactions             --     2,488,926     526,462      3,015,388
Forward Contracts         Net realized loss on
                              foreign currency
                                  transactions     (6,573,768)           --          --     (6,573,768)
                                                  ----------------------------------------------------
Total Realized Gain
  (Loss)                                          $(6,573,768)   $2,539,404    $526,462    $(3,507,902)
                                                  ====================================================





38    MainStay Income Builder Fund

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                    FOREIGN
                                 STATEMENTS OF     EXCHANGE         EQUITY     INTEREST
                                    OPERATIONS    CONTRACTS      CONTRACTS         RATE
                                      LOCATION         RISK           RISK         RISK         TOTAL
Warrants                         Net change in
                                    unrealized
                                  appreciation
                             (depreciation) on
                                      security
                                  transactions    $      --    $   (17,025)   $      --    $   (17,025)
Futures contracts                Net change in
                                    unrealized
                                  appreciation
                             (depreciation) on
                             futures contracts           --     10,935,188     (421,433)    10,513,755
Forward Contracts                Net change in
                                    unrealized
                                  appreciation
                             (depreciation) on
                          translation of other
                                    assets and
                                liabilities in
                            foreign currencies
                          and foreign currency
                             forward contracts     (444,438)            --           --       (444,438)
                                                  ----------------------------------------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                                  $(444,438)   $10,918,163    $(421,433)   $10,052,292
                                                  ====================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                     FOREIGN                  INTEREST
                                                    EXCHANGE       EQUITY         RATE
                                                   CONTRACTS    CONTRACTS    CONTRACTS
                                                        RISK         RISK         RISK           TOTAL
Rights (2)                                                --          372           --              372
Warrants (2)                                              --       19,043           --           19,043
Futures Contracts Long (2)                                --        1,893          140            2,033
Futures Contracts Short (2)                               --          (63)          --              (63)
Forward Contracts Long (3)                     $  85,829,100           --           --    $  85,829,100
Forward Contracts Short (3)                    $(142,298,838)          --           --    $(142,298,838)
                                               ========================================================



(1) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the fixed-income portion of the Fund and is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. ("Epoch" or "Subadvisor"), a registered investment advisor, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of separate Subadvisory Agreements between New York Life Investments and each Subadvisor, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.64% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.01% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $4,267,082.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.


                                                   mainstayinvestments.com    39

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $20,331 and $10,149, respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $399, $83,131 and $271, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $836,515
-----------------------------------------------
Class A                                 357,482
-----------------------------------------------
Class B                                 379,435
-----------------------------------------------
Class C                                  49,715
-----------------------------------------------
Class I                                 283,304
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $     1,593   0.0%++
----------------------------------------------------
Class B                                  1,291   0.0++
----------------------------------------------------
Class C                                  1,601   0.0++
----------------------------------------------------
Class I                             67,334,524  41.0
----------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $23,766.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

 UNDISTRIBUTED     ACCUMULATED
           NET         CAPITAL          OTHER        UNREALIZED           TOTAL
    INVESTMENT       AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
        INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
           $--    $(91,235,339)           $--       $48,450,882    $(42,784,457)
------------------------------------------------------------- -----------------



The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals and mark to market on forward contracts and futures contracts, class action payments basis adjustments, premium amortization adjustments and partnership basis adjustments.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2010 were not affected.

                      ACCUMULATED
  UNDISTRIBUTED      NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON        PAID-IN
  INCOME (LOSS)       INVESTMENTS       CAPITAL
    $(1,260,388)       $7,054,694    $(5,794,306)
------------------------------------ -----------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss), capital gain distributions from real estate investment trusts ("REITs"), reclassification of consent fee and distributions in excess of current earnings.

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $91,235,339 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

40    MainStay Income Builder Fund

No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

       CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH     AMOUNTS (000'S)
           2015               $19,979
           2016                22,045
           2017                49,211
---------------------------------- ------
          Total               $91,235
---------------------------------- ------



The tax character of distributions paid during the year ended October 31, 2010, shown in the Statement of Changes in Net Assets, was as follows:

                                     2010        2009
Distributions paid from:
  Ordinary Income             $25,710,486  $10,253,375
------------------------------------------------------



The Fund utilized $38,810,655 of capital loss carryfowards during the year ended October 31, 2010.

NOTE 5-FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS

As of October 31, 2010, the Fund held the following foreign currency forward contracts:

                                                                    CONTRACT          CONTRACT         UNREALIZED
                                                                      AMOUNT            AMOUNT      APPRECIATION/
                                           COUNTERPARTY                 SOLD         PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 11/29/10                 JPMorgan Chase Bank     EUR   45,000,000    USD 62,946,000        USD 334,843
-----------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 11/29/10                 JPMorgan Chase Bank    JPY 2,400,000,000        29,382,958           (448,094)
-----------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 11/29/10                 JPMorgan Chase Bank     GBP   33,000,000        52,536,000           (331,187)
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward
  contracts                                                                                          USD (444,438)
-----------------------------------------------------------------------------------------------------------------



As of October 31, 2010, the Fund held the following foreign currencies:

                                                         CURRENCY           COST         VALUE
Canadian Dollar                                        CAD  9,132     USD  8,919     USD  8,954
-----------------------------------------------------------------------------------------------
Euro                                                   EUR 37,560         52,565         52,276
-----------------------------------------------------------------------------------------------
Japanese Yen (a)                                       JPY     (1)            -- (b)         -- (b)
-----------------------------------------------------------------------------------------------
Pound Sterling                                        GBP 495,991        789,890        794,751
-----------------------------------------------------------------------------------------------
Total                                                                USD 851,374    USD 855,981
-----------------------------------------------------------------------------------------------



(a) Currency was overdrawn as of October 31, 2010.

(b) Less than one dollar.

NOTE 6-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.


                                                   mainstayinvestments.com    41

NOTE 8-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of U.S. Government securities were $42,911 and $102,925, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $411,255 and $436,913, respectively.

NOTE 9-CAPITAL SHARE TRANSACTIONS


 INVESTOR CLASS                   SHARES        AMOUNT
Year ended October 31, 2010:
Shares sold                      269,030  $  3,980,277
Shares issued to
  shareholders in
  reinvestment of dividends      419,736     6,123,130
Shares redeemed               (1,460,056)  (21,510,484)
                              ------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                    (771,290)  (11,407,077)
Shares converted into
  Investor Class (See Note
  1)                             620,638     9,166,706
Shares converted from
  Investor Class (See Note
  1)                            (537,045)   (8,004,721)
                              ------------------------
Net increase (decrease)         (687,697) $(10,245,092)
                              ========================
Year ended October 31, 2009:
Shares sold                      242,005  $  3,023,144
Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund (See Note 10)           1,097,321    15,304,886
Shares issued to
  shareholders in
  reinvestment of dividends      294,290     3,729,724
Shares redeemed               (1,533,799)  (19,165,714)
                              ------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                      99,817     2,892,040
Shares converted into
  Investor Class (See Note
  1)                             941,486    11,555,184
Shares converted from
  Investor Class (See Note
  1)                            (270,255)   (3,666,254)
                              ------------------------
Net increase (decrease)          771,048  $ 10,780,970
                              ========================


 CLASS A                          SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                      633,963  $  9,341,576

Shares issued to
  shareholders in
  reinvestment of dividends      608,065     8,870,850

Shares redeemed               (2,628,874)  (38,687,886)
                              ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                  (1,386,846)  (20,475,460)

Shares converted into Class
  A (See Note 1)                 841,510    12,520,687

Shares converted from Class
  A (See Note 1)                 (97,123)   (1,477,723)

Shares converted from Class
  A (a)                          (14,502)     (211,583)
                              ------------------------


Net increase (decrease)         (656,961) $ (9,644,079)
                              ========================


Year ended October 31, 2009:

Shares sold                      504,555  $  6,329,236

Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund (See Note 10)           2,609,124    36,385,533

Shares issued to
  shareholders in
  reinvestment of dividends      394,482     5,006,163

Shares redeemed               (2,577,635)  (32,282,652)
                              ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                     930,526    15,438,280

Shares converted into Class
  A (See Note 1)                 635,513     8,236,154

Shares converted from Class
  A (See Note 1)                (281,191)   (3,456,525)
                              ------------------------


Net increase (decrease)        1,284,848  $ 20,217,909
                              ========================



 CLASS B                          SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                      320,395  $  4,739,788

Shares issued to
  shareholders in
  reinvestment of dividends      143,193     2,095,655

Shares redeemed                 (805,011)  (11,888,593)
                              ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                    (341,423)   (5,053,150)

Shares converted from Class
  B (See Note 1)                (825,665)  (12,204,949)
                              ------------------------


Net increase (decrease)       (1,167,088) $(17,258,099)
                              ========================


Year ended October 31, 2009:

Shares sold                      378,313  $  4,744,010

Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund (See Note 10)           1,219,526    17,070,676

Shares issued to
  shareholders in
  reinvestment of dividends       96,269     1,216,560

Shares redeemed               (1,008,696)  (12,550,150)
                              ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                     685,412    10,481,096

Shares converted from Class
  B (See Note 1)              (1,023,431)  (12,668,559)
                              ------------------------


Net increase (decrease)         (338,019) $ (2,187,463)
                              ========================



42    MainStay Income Builder Fund

 CLASS B                          SHARES        AMOUNT
 CLASS C                          SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                       78,242  $  1,161,750

Shares issued to
  shareholders in
  reinvestment of dividends       13,968       204,126

Shares redeemed                 (123,353)   (1,820,970)
                              ------------------------


Net increase (decrease)          (31,143) $   (455,094)
                              ========================


Year ended October 31, 2009:

Shares sold                       35,299  $    459,828

Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund (See Note 10)             557,265     7,790,170

Shares issued to
  shareholders in
  reinvestment of dividends        2,214        28,356

Shares redeemed                  (27,458)     (348,595)
                              ------------------------


Net increase (decrease)          567,320  $  7,929,759
                              ========================



 CLASS I                          SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                    1,432,293  $ 21,131,102

Shares issued to
  shareholders in
  reinvestment of dividends      525,824     7,715,075

Shares redeemed               (5,040,461)  (75,176,590)
                              ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                  (3,082,344)  (46,330,413)

Shares converted into Class
  I (a)                           14,413       211,583
                              ------------------------


Net increase (decrease)       (3,067,931) $(46,118,830)
                              ========================


Year ended October 31, 2009:

Shares sold                        7,904  $    110,134

Shares issued in connection
  with the acquisition of
  MainStay Income Manager
  Fund (See Note 10)          13,554,329   190,127,923

Shares issued to
  shareholders in
  reinvestment of dividends           87         1,111

Shares redeemed                   (8,480)     (119,061)
                              ------------------------


Net increase (decrease)       13,553,840  $190,120,107
                              ========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

  These limitations do not impact any automatic conversion features described in
  Note 1 with respect to Investor Class, Class A and B shares.

  An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 10-FUND ACQUISITION:

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities on MainStay Income Manager Fund, a series of Eclipse Funds Inc. Shareholders of MainStay Income Manager Fund approved this reorganization on October 16, 2009, which was then completed on October 28, 2009. The aggregate net assets of the Fund immediately before the acquisition were $399,978,528 and the combined net assets after the acquisition were $666,657,716.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
MainStay Income Manager Fund
------------------------------------------------------
Investor Class                 1,391,480  $ 15,304,886
------------------------------------------------------
Class A                        3,311,840    36,385,533
------------------------------------------------------
Class B                        1,572,885    17,070,676
------------------------------------------------------
Class C                          717,340     7,790,170
------------------------------------------------------
Class I                       17,166,377   190,127,923
------------------------------------------------------



In exchange for the MainStay Income Manager Fund shares and net assets, the Fund issued 1,097,321 Investor Class Shares; 2,609,124 Class A shares; 1,219,526 Class B shares; 557,265 Class C shares and 13,554,329 Class I shares.

MainStay Income Manager Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized loss and undistributed net investment loss:

                                                                                                   DISTRIBUTIONS
                                                                                    ACCUMULATED     IN EXCESS OF
                                             TOTAL NET       CAPITAL    UNREALIZED  NET REALIZED  NET INVESTMENT
                                                ASSETS         STOCK  DEPRECIATION          LOSS          INCOME
MainStay Income Manager Fund              $266,679,188  $321,505,238     $(496,554) $(54,299,460)       $(30,036)
----------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    43

NOTE 11-SUBSEQUENT EVENT

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


44    MainStay Income Builder Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Builder Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Builder Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


                                                   mainstayinvestments.com    45

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Income Builder Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreements between New York Life Investments and MacKay Shields LLC ("MacKay Shields") and Epoch Investment Partners, Inc. ("Epoch") (each a "Subadivser" and, collectively, the "Subadvisers") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and the Subadvisers on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields, and Epoch, as Subadvisers, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and the Subadvisers;
(ii) the investment performance of the Fund, New York Life Investments and the Subadvisers; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields, and by Epoch, as Subadvisers, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing each Subadviser's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that each Subadviser provides to the Fund. The Board evaluated each Subadviser's experience in serving as subadviser to the Fund and managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative

46    MainStay Income Builder Fund
personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and each Subadviser's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and the Subadvisers to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and the Subadvisers under the Agreements, and the profits realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, and Epoch, as Subadvisers, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and the Subadvisers must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, although the Board did not receive specific profitability information from Epoch (due to the fact that Epoch was appointed as Subadviser only recently), the Board considered representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch for services provided to the Fund was the result of arm's-length negotiations. Because Epoch is not affiliated with New York Life Investments, and Epoch's fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments, its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various

                                                   mainstayinvestments.com    47

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)




other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) and Epoch due to their relationships with the Fund supported the Board's determination to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm's-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to the Subadvisers are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.


48    MainStay Income Builder Fund

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    49

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2010, the Fund designated approximately $15,777,554 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 41.4% to arrive at the corporate dividends received deduction.

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


50    MainStay Income Builder Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    51

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


52    MainStay Income Builder Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    53

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





54    MainStay Income Builder Fund

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


                                                   mainstayinvestments.com    55

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A021404 MS333-10                                         MSIB11-12/10
                                                                              14

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INTERNATIONAL EQUITY FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       16
---------------------------------------------
Notes to Financial Statements              24
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            35
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  36
---------------------------------------------
Federal Income Tax Information             39
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        39
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       39
---------------------------------------------
Board Members and Officers                 40
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)

(LINE GRAPH)

                      MAINSTAY INTERNATIONAL
                            EQUITY FUND
                              CLASS B           MSCI EAFE(R)
                              SHARES                INDEX
                      ----------------------    ------------
10/31/00                       10000                10000
10/31/01                        8114                 7507
10/31/02                        8150                 6515
10/31/03                        9675                 8276
10/31/04                       11044                 9835
10/31/05                       12435                11615
10/31/06                       15932                14812
10/31/07                       18398                18502
10/31/08                       12260                 9875
10/31/09                       14749                12612
10/31/10                       15512                13666




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 5.5% Initial Sales Charge                     With sales charges           0.27%        4.17%
                                                                                  Excluding sales charges      6.11         5.35
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 5.5% Initial Sales Charge                     With sales charges           0.47         4.31
                                                                                  Excluding sales charges      6.31         5.50
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges           0.17         4.22
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges      5.17         4.52
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges           4.23         4.55
                            if Redeemed Within One Year of Purchase               Excluding sales charges      5.23         4.55
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                    6.61         5.96
-----------------------------------------------------------------------------------------------------------------------------------
Class R1 Shares(4)          No Sales Charge                                                                    6.58         5.86
-----------------------------------------------------------------------------------------------------------------------------------
Class R2 Shares(4)          No Sales Charge                                                                    6.32         5.60
-----------------------------------------------------------------------------------------------------------------------------------
Class R3 Shares(5)          No Sales Charge                                                                    5.99         5.29
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      4.70%        1.88%
                              5.29         1.88
-------------------------------------------------
Class A Shares                4.77         1.44
                              5.36         1.44
-------------------------------------------------
Class B Shares                4.49         2.64
                              4.49         2.64
-------------------------------------------------
Class C Shares                4.50         2.62
                              4.50         2.62
-------------------------------------------------
Class I Shares(4)             5.74         1.19
-------------------------------------------------
Class R1 Shares(4)            5.61         1.29
-------------------------------------------------
Class R2 Shares(4)            5.39         1.56
-------------------------------------------------
Class R3 Shares(5)            5.08         1.79
-------------------------------------------------







1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 5.45% for Class A, 4.47% for Class B, 4.51% for Class C, 5.91% for Class I, 5.81% for Class R1 and 5.56% for Class R2 for the five-year period ended October 31, 2010, and 5.34% for Class A, 4.46% for Class B, 4.47% for Class C, 5.72% for Class I, 5.58% for Class R1 and 5.37% for Class R2 for the ten-year period then ended. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
5. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                    ONE      FIVE     TEN
                                                        YEAR     YEARS    YEARS
MSCI EAFE(R) Index(6)                                   8.36%    3.31%    3.17%
-------------------------------------------------------------------------------
Average Lipper International Multi-Cap Core Fund(7)    13.45     4.59     5.06
-------------------------------------------------------------------------------







6. The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE(R)") Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay International Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,036.10        $ 9.08         $1,016.30         $ 9.00
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,036.90        $ 7.55         $1,017.80         $ 7.48
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,031.80        $12.91         $1,012.50         $12.78
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,032.70        $12.91         $1,012.50         $12.78
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,039.10        $ 6.27         $1,019.10         $ 6.21
-------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES                     $1,000.00       $1,038.50        $ 6.78         $1,018.60         $ 6.72
-------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                     $1,000.00       $1,037.60        $ 8.01         $1,017.30         $ 7.93
-------------------------------------------------------------------------------------------------------------
CLASS R3 SHARES                     $1,000.00       $1,036.00        $ 9.29         $1,016.10         $ 9.20
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.77% for Investor Class, 1.47% for Class A, 2.52% for Class B and Class C, 1.22% for Class I, 1.32% for Class R1, 1.56% for Class R2 and 1.81% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

Common Stocks                                   90.5
Other Assets, Less Liabilities                   4.2
Warrants                                         4.1
Short-Term Investment                            1.1
Futures Contracts Long                           0.1




See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  Roche Holding A.G., Genusscheine
    2.  Man Group PLC
    3.  Ryanair Holdings PLC Class A
    4.  Nokia Oyj, Sponsored ADR
    5.  Tesco PLC
    6.  NTT DoCoMo, Inc.
    7.  Nintendo Co., Ltd.
    8.  Syngenta A.G., ADR
    9.  Koninklijke Ahold N.V.
   10.  Scottish & Southern Energy PLC





8    MainStay International Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC, the Fund's Subadvisor.

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay International Equity Fund returned 6.11% for Investor Class shares, 6.31% for Class A shares, 5.17% for Class B shares and 5.23% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 6.61%, Class R1 shares returned 6.58%, Class R2 shares returned 6.32% and Class R3 shares returned 5.99%. All share classes underperformed the 13.45% return of the average Lipper(1) international multi-cap core fund and the 8.36% return of the MSCI EAFE(R) Index(2) for the 12 months ended October 31, 2010. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund employs a bottom-up investment approach, selecting stocks on their individual strengths rather than focusing on the underlying sectors or industries of those stocks or on general economic trends. Country allocations in the Fund are a result of the bottom-up stock selection process.

Throughout the reporting period, we remained focused on the analysis of individual business models and sought to invest in quality companies at reasonable valuations rather than base our decisions on market perceptions. This approach directed the Fund toward information technology, telecommunication services and consumer staples at the expense of materials and industrials.

We attribute the Fund's relative performance to multiple factors. First, security selection in the consumer discretionary sector detracted from the Fund's performance relative to the MSCI EAFE(R) Index. An underweight position in the materials sector also detracted. An overweight position in the pharmaceuticals industry and stock selection in this industry further detracted. On the positive side, an underweight position in the banks industry group helped performance. In addition, stock selection in the transportation industry group contributed positively to the Fund's relative performance during the reporting period.

DURING THE REPORTING PERIOD, HOW WAS THE FUND'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

Around the beginning of the reporting period, we started purchasing equity futures contracts to reduce the Fund's return volatility. The Fund's use of futures contracts added to performance. The Fund also held currency forwards that were used to mitigate any over- or underweight positions relative to the MSCI EAFE(R) Index. The use of currency forwards was also a positive contributor to the Fund's performance.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

Taking weightings and total returns into account, the financials, industrials and utilities sectors were the strongest positive contributors to the Fund's performance relative to the MSCI EAFE(R) Index. During the reporting period, the weakest contributor to the Fund's performance relative to the benchmark was consumer discretionary, where security selection suffered. Materials was also a weak contributor because the Fund held an underweight position in the sector. Other areas that detracted from the Fund's relative performance were pharmaceuticals and energy.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Taking weightings and total returns into account, the stock that made the strongest positive contribution to the Fund's absolute performance was Ryanair, an Ireland-based low-fare airline that provides service to Europe. The company grew strongly throughout Europe during the reporting period, and with upward pressure on fares, margins have been surprisingly good. Another strong contributor was Japanese telecommunications firm NTT DoCoMo. The company exceeded expectations as costs came in lower than forecasted, and during the reporting period, the company's mobile subscriber numbers increased. Switzerland-based global food manufacturer Nestle was also a strong contributor to the Fund's performance during the reporting period. Nestle benefited from growing sales in many of its units and in many emerging markets and developed countries. The strength of the Swiss franc, however, was a drag on the company's earnings.

On an absolute basis, a major detractor from the Fund's performance was BP, the U.K.-based energy exploration company. After the explosion and oil leak into the Gulf of Mexico, we reevaluated the company and decided to eliminate the position from the Fund. Broadly speaking, financials was the only sector with a negative total return within the MSCI EAFE(R) Index during the reporting period. In the financials sector, the Fund's positions in banks Piraeus of Greece and Banco Popular of Spain detracted from performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund increased its exposure to the financials sector during the reporting period by adding to positions in Man Group, a U.K.-based alternative investment manager, and Credit Suisse Group, a Switzerland-based capital markets firm. At the time, we felt that these companies provided the highest quality within

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI EAFE(R) Index.

                                                    mainstayinvestments.com    9
the sector, and when international markets sold off during the early part of the reporting period, we used the opportunity to increase the Fund's overall exposure to financials.

Given events in Greece during the reporting period, our views on Piraeus changed, and we sold the Fund's position. We also either sold or trimmed a number of other positions in the Fund during the reporting period, including Switzerland-based global food manufacturer Nestle, Denmark-based pharmaceutical company Novartis Novo Nordisk and Italian utility Snam Rete Gas. These stocks performed well during the reporting period, and in our view, each was either headed toward or had exceeded its intrinsic value.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2010?

Industry, sector and regional weightings result from our rigorous bottom-up research on individual companies and do not reflect top-down economic, regional or industry group opinions. As of October 31, 2010, the Fund held overweight positions relative to the MSCI EAFE(R) Index in diversified financials, software, health care and telecommunication services. As of the same date, the Fund was underweight in banks, materials and industrials.

From a regional perspective, we increased the Fund's exposure to Japan and other Asian nations. As a result, weightings in those regions increased in relation to the Fund's European holdings.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay International Equity Fund

PORTFOLIO OF INVESTMENTS(+++) OCTOBER 31, 2010



                                                   SHARES         VALUE
COMMON STOCKS 90.5%+

-----------------------------------------------------------------------

AUSTRALIA 1.6%
BHP Billiton, Ltd., Sponsored ADR (Metals &
  Mining) (a)                                     111,500  $  9,208,785
                                                           ------------


BELGIUM 1.8%
Belgacom S.A. (Diversified Telecommunication
  Services)                                       114,000     4,472,772
Mobistar S.A. (Wireless Telecommunication
  Services)                                        95,363     6,312,460
                                                           ------------
                                                             10,785,232
                                                           ------------

BERMUDA 1.3%
Esprit Holdings, Ltd. (Specialty Retail)        1,464,969     7,843,408
                                                           ------------


BRAZIL 0.8%
Cia Siderurgica Nacional S.A., Sponsored ADR
  (Metals & Mining) (a)                           119,100     2,010,408
Vale S.A., Sponsored ADR (Metals & Mining)
  (a)                                              86,700     2,786,538
                                                           ------------
                                                              4,796,946
                                                           ------------

CANADA 2.7%
Fairfax Financial Holdings, Ltd. (Insurance)        7,200     2,923,276
IGM Financial, Inc. (Capital Markets)              91,000     3,850,926
Tim Hortons, Inc. (Hotels, Restaurants &
  Leisure)                                        237,900     8,943,118
                                                           ------------
                                                             15,717,320
                                                           ------------

CHINA 0.3%
China Construction Bank Corp. Class H
  (Commercial Banks)                            1,996,600     1,903,548
                                                           ------------


CZECH REPUBLIC 0.5%
CEZ AS (Electric Utilities)                        69,100     3,061,306
                                                           ------------


DENMARK 0.4%
Topdanmark A/S (Insurance) (b)                     18,905     2,265,170
                                                           ------------


FINLAND 3.9%
X  Nokia Oyj, Sponsored ADR (Communications
  Equipment) (a)                                1,976,100    21,104,748
Sampo Oyj (Insurance)                              67,500     1,891,143
                                                           ------------
                                                             22,995,891
                                                           ------------

FRANCE 5.1%
Alstom S.A. (Electrical Equipment)                134,300     6,777,674
BNP Paribas S.A. (Commercial Banks)                80,030     5,853,321
Bouygues S.A. (Construction & Engineering)        169,000     7,448,058
Neopost S.A. (Office Electronics)                  65,135     5,411,191
Total S.A. (Oil, Gas & Consumable Fuels)           78,300     4,255,044
                                                           ------------
                                                             29,745,288
                                                           ------------

GERMANY 4.6%
Allianz SE (Insurance)                             13,900     1,741,916
Allianz SE, ADR (Insurance) (a)                   384,800     4,821,544
Deutsche Boerse A.G. (Diversified Financial
  Services)                                       174,600    12,286,499
Hannover Rueckversicherung A.G. (Insurance)       161,686     8,180,007
                                                           ------------
                                                             27,029,966
                                                           ------------

GREECE 1.4%
OPAP S.A. (Hotels, Restaurants & Leisure)         417,548     7,874,492
                                                           ------------


HONG KONG 2.2%
China Mobile, Ltd., Sponsored ADR (Wireless
  Telecommunication Services) (a)                 215,900    11,090,783
CNOOC, Ltd., ADR (Oil, Gas & Consumable
  Fuels) (a)                                        9,100     1,901,172
                                                           ------------
                                                             12,991,955
                                                           ------------

IRELAND 0.4%
Ryanair Holdings PLC, Sponsored ADR
  (Airlines) (a)                                   78,400     2,558,192
                                                           ------------


ITALY 2.7%
Assicurazioni Generali S.p.A. (Insurance)          85,540     1,875,110
ENI S.p.A. (Oil, Gas & Consumable Fuels)          250,100     5,635,564
Intesa Sanpaolo S.p.A. (Commercial Banks)         302,700     1,064,830
MediaSet S.p.A. (Media)                           401,110     2,958,804
Mediolanum S.p.A. (Insurance)                     347,766     1,634,780
Snam Rete Gas S.p.A. (Gas Utilities)              478,086     2,590,070
                                                           ------------
                                                             15,759,158
                                                           ------------

JAPAN 18.8%
Astellas Pharma, Inc. (Pharmaceuticals)           160,700     5,979,070
Capcom Co., Ltd. (Software)                       264,000     4,150,118
Daito Trust Construction Co., Ltd. (Real
  Estate Management & Development)                 97,400     5,882,490
Daiwa Securities Group, Inc. (Capital
  Markets)                                      1,475,100     6,012,586
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         29,400     2,959,364
Japan Tobacco, Inc. (Tobacco)                       1,686     5,244,262
MISUMI Group, Inc. (Trading Companies &
  Distributors)                                    30,600       655,959
X  Nintendo Co., Ltd. (Software)                   68,410    17,725,221
Nissin Foods Holdings Co., Ltd. (Food
  Products)                                       250,100     9,062,900


+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings, as of October 31, 2010, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                                   SHARES         VALUE
JAPAN (CONTINUED)
X  NTT DoCoMo, Inc. (Wireless
  Telecommunication Services)                      12,304  $ 20,718,181
Sankyo Co., Ltd. (Leisure Equipment &
  Products)                                       141,800     7,559,612
Shin-Etsu Chemical Co., Ltd. (Chemicals)           99,000     5,013,359
Square Enix Holdings Co., Ltd. (Software)         216,100     4,519,651
Suruga Bank, Ltd. (Commercial Banks)              439,500     3,965,167
Tokio Marine Holdings, Inc. (Insurance)           101,100     2,849,445
Toyota Motor Corp., Sponsored ADR
  (Automobiles) (a)                                80,900     5,729,338
Toyota Motor Corp. (Automobiles)                   64,500     2,291,606
                                                           ------------
                                                            110,318,329
                                                           ------------


MEXICO 1.9%
Grupo Televisa S.A., Sponsored ADR (Media)
  (a)                                             484,100    10,868,045
                                                           ------------


NETHERLANDS 2.3%
X  Koninklijke Ahold N.V. (Food & Staples
  Retailing)                                      977,600    13,510,994
                                                           ------------


NORWAY 0.4%
StatoilHydro ASA (Oil, Gas & Consumable
  Fuels)                                          115,500     2,522,359
                                                           ------------


REPUBLIC OF KOREA 0.3%
SK Telecom Co., Ltd., ADR (Wireless
  Telecommunication Services) (a)                  85,800     1,581,294
                                                           ------------


SINGAPORE 0.6%
DBS Group Holdings, Ltd. (Commercial Banks)       155,200     1,666,754
Singapore Airport Terminal Services, Ltd.
  (Transportation Infrastructure)                 814,600     1,793,719
                                                           ------------
                                                              3,460,473
                                                           ------------

SPAIN 5.4%
Enagas (Gas Utilities)                            410,500     9,047,073
Gestevision Telecinco S.A. (Media)                413,300     5,272,567
Grifols S.A. (Biotechnology)                      606,000     9,813,318
Indra Sistemas S.A. (IT Services)                 388,000     7,595,359
                                                           ------------
                                                             31,728,317
                                                           ------------

SWITZERLAND 15.6%
ABB, Ltd., Sponsored ADR (Electrical
  Equipment) (a)(b)                               201,800     4,175,242
Actelion, Ltd. Registered (Biotechnology) (b)     180,900     9,027,995
Credit Suisse Group A.G., Sponsored ADR
  (Capital Markets) (a)                           218,800     9,080,200
Nestle S.A. Registered (Food Products)            183,200    10,034,531
Nobel Biocare Holding A.G. (Health Care
  Equipment & Supplies)                           402,600     6,656,473
X  Roche Holding A.G., Genusscheine
  (Pharmaceuticals)                               181,025    26,582,097
X  Syngenta A.G., ADR (Chemicals) (a)             280,300    15,523,014
UBS A.G. (Capital Markets) (b)                    599,000    10,194,980
                                                           ------------
                                                             91,274,532
                                                           ------------

UNITED KINGDOM 15.2%
Barclays PLC (Commercial Banks)                   522,200     2,297,709
De La Rue PLC (Commercial Services &
  Supplies)                                       388,900     3,975,724
Johnson Matthey PLC (Chemicals)                   239,500     7,345,225
Lloyds TSB Group PLC (Commercial Banks) (b)     3,131,744     3,459,515
X  Man Group PLC (Capital Markets)              6,290,300    26,286,732
Royal Dutch Shell PLC Class A, ADR (Oil, Gas
  & Consumable Fuels) (a)                         179,100    11,628,963
X  Scottish & Southern Energy PLC (Electric
  Utilities)                                      706,400    13,050,815
X  Tesco PLC (Food & Staples Retailing)         3,066,535    20,973,981
                                                           ------------
                                                             89,018,664
                                                           ------------

UNITED STATES 0.3%
Philip Morris International, Inc. (Tobacco)        27,500     1,608,750
                                                           ------------
Total Common Stocks
  (Cost $515,761,343)                                       530,428,414
                                                           ------------


                                                NUMBER OF
                                                 WARRANTS         VALUE
WARRANTS 4.1%
-----------------------------------------------------------------------

IRELAND 4.1%
X  Ryanair Holdings PLC Class A
  Strike Price E 0.000001
  Expires 4/3/18 (Airlines) (c)                 4,185,220    24,039,732
                                                           ------------
Total Warrants
  (Cost $18,706,975)                                         24,039,732
                                                           ------------




12    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                PRINCIPAL
                                                   AMOUNT         VALUE
SHORT-TERM INVESTMENT 1.1%
-----------------------------------------------------------------------

REPURCHASE AGREEMENT 1.1%
UNITED STATES 1.1%
State Street Bank and Trust Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity $6,352,296
  (Collateralized by a United States
  Treasury Note with a rate of 3.125% and
  a maturity date of 4/30/17, with a
  Principal Amount of $5,910,000 and a
  Market Value of $6,479,724) (Capital
  Markets)                                     $6,352,290  $  6,352,290
                                                           ------------
Total Short-Term Investment
  (Cost $6,352,290)                                           6,352,290
                                                           ------------
Total Investments
  (Cost $540,820,608) (f)                            95.7%  560,820,436
Other Assets, Less Liabilities                        4.3    24,982,824
                                               ----------  ------------

Net Assets                                          100.0% $585,803,260
                                               ==========  ============




                                                                       UNREALIZED
                                                    CONTRACTS        APPRECIATION
                                                         LONG  (DEPRECIATION) (D)
FUTURES CONTRACTS 0.1%
---------------------------------------------------------------------------------

Dow Jones EURO STOXX 50 Index December 2010 (10
  Year) (e)                                               761             580,515
FTSE 100 Index December 2010 (10 Year) (e)                167             297,914
Topix Index
  December 2010 (10 Year) (e)                             135            (137,567)
                                                                        ---------
Total Futures Contracts
  (Settlement Value $58,739,775)                                        $ 740,862
                                                                        =========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31, 2010.
(e)  At October 31, 2010, cash in the amount
     of $3,551,235 is on deposit with the
     broker for futures transactions.
(f)  At October 31, 2010, cost is $543,203,788
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 46,291,856
Gross unrealized depreciation       (28,675,208)
                                   ------------
Net unrealized appreciation        $ 17,616,648
                                   ============



The following abbreviations are used in the above portfolio:

E--Euro

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                    $530,428,414   $       --      $     --  $530,428,414
  Warrants                                           24,039,732           --            --    24,039,732
  Short-Term Investment
     Repurchase Agreement                                    --    6,352,290            --     6,352,290
                                                   ------------   ----------      --------  ------------
Total Investments in Securities                     554,468,146    6,352,290            --   560,820,436
                                                   ------------   ----------      --------  ------------
Other Financial Instruments
  Futures Contracts Long (b)                            878,429           --            --       878,429
  Foreign Currency Forward Contracts (c)                     --      863,278            --       863,278
                                                   ------------   ----------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                            $555,346,575   $7,215,568      $     --  $562,562,143
                                                   ============   ==========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.
(b) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.
(c) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

LIABILITY VALUATION INPUTS

                                                           QUOTED
                                                        PRICES IN
                                                           ACTIVE  SIGNIFICANT
                                                      MARKETS FOR        OTHER   SIGNIFICANT
                                                        IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                           ASSETS       INPUTS        INPUTS
 DESCRIPTION                                            (LEVEL 1)    (LEVEL 2)     (LEVEL 3)      TOTAL
Other Financial Instruments
  Futures Contracts Long (a)                            $(137,567)    $     --      $     --  $(137,567)
  Foreign Currency Forward Contracts (b)                       --      (34,344)           --    (34,344)
                                                        ---------     --------      --------  ---------
Total Other Financial Instruments                       $(137,567)    $(34,344)     $     --  $(171,911)
                                                        =========     ========      ========  =========




(a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.
(b) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                             BALANCE                             CHANGE IN                                                  BALANCE
                               AS OF     ACCRUED  REALIZED      UNREALIZED                       TRANSFERS  TRANSFERS         AS OF
 INVESTMENTS IN         OCTOBER 31,    DISCOUNTS      GAIN    APPRECIATION                           IN TO     OUT OF  OCTOBER 31,
 SECURITIES                     2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3          2010
Common Stock                 $18,809    $     --      $(74)           $(47)  $     --  $(18,688)  $     --   $     --      $     --
                             -------    --------      ----            ----   --------  --------   --------   --------      --------
Total                        $18,809    $     --      $(74)           $(47)  $     --  $(18,688)  $     --   $     --      $     --
                             =======    ========      ====            ====   ========  ========   ========   ========      ========

                             CHANGE IN
                            UNREALIZED
                          APPRECIATION
                        (DEPRECIATION)
                                  FROM
                           INVESTMENTS
                         STILL HELD AT
 INVESTMENTS IN            OCTOBER 31,
 SECURITIES                   2010 (A)
Common Stock                  $     --
                              --------
Total                         $     --
                              ========




(a) Included in "change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


14    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the MainStay International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)

                                      VALUE  PERCENT +
Airlines                       $ 26,597,924      4.5%
Automobiles                       8,020,944      1.4
Biotechnology                    18,841,313      3.3
Capital Markets                  61,777,714     10.6
Chemicals                        27,881,598      4.8
Commercial Banks                 20,210,844      3.5
Commercial Services &
  Supplies                        3,975,724      0.7
Communications Equipment         21,104,748      3.6
Construction & Engineering        7,448,058      1.3
Diversified Financial
  Services                       12,286,499      2.1
Diversified Telecommunication
  Services                        4,472,772      0.7
Electric Utilities               16,112,121      2.7
Electrical Equipment             10,952,916      1.9
Electronic Equipment &
  Instruments                     2,959,364      0.5
Food & Staples Retailing         34,484,975      5.9
Food Products                    19,097,431      3.2
Gas Utilities                    11,637,143      1.9
Health Care Equipment &
  Supplies                        6,656,473      1.1
Hotels, Restaurants & Leisure    16,817,610      2.9
IT Services                       7,595,359      1.3
Insurance                        28,182,391      4.8
Leisure Equipment & Products      7,559,612      1.3
Media                            19,099,416      3.3
Metals & Mining                  14,005,731      2.4
Office Electronics                5,411,191      0.9
Oil, Gas & Consumable Fuels      25,943,102      4.4
Pharmaceuticals                  32,561,167      5.5
Real Estate Management &
  Development                     5,882,490      1.0
Software                         26,394,990      4.5
Specialty Retail                  7,843,408      1.3
Tobacco                           6,853,012      1.2
Trading Companies &
  Distributors                      655,959      0.1
Transportation Infrastructure     1,793,719      0.3
Wireless Telecommunication
  Services                       39,702,718      6.8
                               ------------    -----
                                560,820,436     95.7
Other Assets, Less
  Liabilities                    24,982,824      4.3
                               ------------    -----
Net Assets                     $585,803,260    100.0%
                               ============    =====




+    Percentages indicated are based on Fund
     net assets.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $540,820,608)      $560,820,436
Cash denominated in foreign
  currencies (identified cost
  $14,586,615)                          14,936,715
Foreign cash collateral on deposit
  at broker (identified cost
  $3,525,301) (See Note 5)               3,551,235
Cash                                     1,691,938
Receivables:
  Investment securities sold             6,672,665
  Dividends and interest                   490,507
  Fund shares sold                         391,441
  Variation margin on futures
     contracts                              10,161
Other assets                                65,989
Unrealized appreciation on foreign
  currency forward contracts               863,278
                                      ------------
     Total assets                      589,494,365
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Fund shares redeemed                   1,415,296
  Investment securities purchased        1,235,524
  Manager (See Note 3)                     458,243
  Transfer agent (See Note 3)              207,390
  Variation margin on futures
     contracts                             161,291
  NYLIFE Distributors (See Note 3)          75,747
  Shareholder communication                 60,323
  Professional fees                         25,644
  Custodian                                 14,175
  Trustees                                   1,442
Accrued expenses                             1,686
Unrealized depreciation on foreign
  currency forward contracts                34,344
                                      ------------
     Total liabilities                   3,691,105
                                      ------------
Net assets                            $585,803,260
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $    463,956
Additional paid-in capital             634,664,487
                                      ------------
                                       635,128,443
Undistributed net investment income     14,830,408
Accumulated net realized loss on
  investments, futures transactions,
  written option transactions and
  foreign currency transactions        (86,231,935)
Net unrealized appreciation on
  investments and futures contracts     20,740,690
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              1,335,654
                                      ------------
Net assets                            $585,803,260
                                      ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 39,842,929
                                      ============
Shares of beneficial interest
  outstanding                            3,148,196
                                      ============
Net asset value per share
  outstanding                         $      12.66
Maximum sales charge (5.50% of
  offering price)                             0.74
                                      ------------
Maximum offering price per share
  outstanding                         $      13.40
                                      ============
CLASS A
Net assets applicable to outstanding
  shares                              $104,168,706
                                      ============
Shares of beneficial interest
  outstanding                            8,225,446
                                      ============
Net asset value per share
  outstanding                         $      12.66
Maximum sales charge (5.50% of
  offering price)                             0.74
                                      ------------
Maximum offering price per share
  outstanding                         $      13.40
                                      ============
CLASS B
Net assets applicable to outstanding
  shares                              $ 31,313,506
                                      ============
Shares of beneficial interest
  outstanding                            2,682,187
                                      ============
Net asset value and offering price
  per share outstanding               $      11.67
                                      ============
CLASS C
Net assets applicable to outstanding
  shares                              $ 19,241,870
                                      ============
Shares of beneficial interest
  outstanding                            1,647,881
                                      ============
Net asset value and offering price
  per share outstanding               $      11.68
                                      ============
CLASS I
Net assets applicable to outstanding
  shares                              $373,331,556
                                      ============
Shares of beneficial interest
  outstanding                           29,279,576
                                      ============
Net asset value and offering price
  per share outstanding               $      12.75
                                      ============
CLASS R1
Net assets applicable to outstanding
  shares                              $  6,225,185
                                      ============
Shares of beneficial interest
  outstanding                              491,522
                                      ============
Net asset value and offering price
  per share outstanding               $      12.67
                                      ============
CLASS R2
Net assets applicable to outstanding
  shares                              $ 10,942,490
                                      ============
Shares of beneficial interest
  outstanding                              862,535
                                      ============
Net asset value and offering price
  per share outstanding               $      12.69
                                      ============
CLASS R3
Net assets applicable to outstanding
  shares                              $    737,018
                                      ============
Shares of beneficial interest
  outstanding                               58,305
                                      ============
Net asset value and offering price
  per share outstanding               $      12.64
                                      ============





16    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends (a)                       $21,588,563
  Interest                                 26,235
                                      -----------
     Total income                      21,614,798
                                      -----------
EXPENSES
  Manager (See Note 3)                  5,471,612
  Transfer agent (See Note 3)           1,227,753
  Distribution/Service--Investor
     Class (See Note 3)                    97,088
  Distribution/Service--Class A (See
     Note 3)                              271,466
  Distribution/Service--Class B (See
     Note 3)                              329,961
  Distribution/Service--Class C (See
     Note 3)                              194,288
  Distribution/Service--Class R2
     (See Note 3)                          25,310
  Distribution/Service--Class R3
     (See Note 3)                           2,504
  Custodian                               262,430
  Shareholder communication               156,978
  Professional fees                       135,130
  Registration                            134,513
  Trustees                                 20,355
  Shareholder service (See Note 3)         16,415
  Miscellaneous                            38,121
                                      -----------
     Total expenses                     8,383,924
                                      -----------
Net investment income                  13,230,874
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS
-------------------------------------------------
Net realized gain on:
  Security transactions               $15,881,135
  Futures transactions                    776,696
  Written option transactions              86,507
  Foreign currency transactions         3,729,383
                                      -----------
Net realized gain on investments,
  futures transactions, written
  option transactions and foreign
  currency transactions                20,473,721
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          (1,423,579)
  Futures contracts                     2,709,781
  Written option contracts                 (1,955)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                   (602,208)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, futures contracts,
  written options and foreign
  currency transactions                   682,039
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions,
  written options and foreign
  currency transactions                21,155,760
                                      -----------
Net increase in net assets resulting
  from operations                     $34,386,634
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $2,040,939.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                                   2010           2009
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------
Operations:
 Net investment income                    $  13,230,874  $  12,501,788
 Net realized gain (loss) on
  investments, futures transactions,
  written option transactions and
  foreign currency transactions              20,473,721    (36,878,903)
 Net change in unrealized appreciation
  (depreciation) on investments,
  futures contracts, written options
  and foreign currency transactions             682,039    123,851,517
                                          ----------------------------
 Net increase in net assets resulting
  from operations                            34,386,634     99,474,402
                                          ----------------------------
Dividends to shareholders:
 From net investment income:
    Investor Class                           (1,038,451)    (2,784,161)
    Class A                                  (3,373,550)    (5,375,025)
    Class B                                    (746,981)    (2,657,407)
    Class C                                    (413,731)      (835,870)
    Class I                                 (12,028,290)   (31,109,639)
    Class R1                                   (171,522)      (230,732)
    Class R2                                   (235,960)       (22,362)
    Class R3                                     (8,861)        (2,952)
                                          ----------------------------
 Total dividends to shareholders            (18,017,346)   (43,018,148)
                                          ----------------------------
Capital share transactions:
 Net proceeds from sale of shares           148,463,186    212,035,458
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends                                  14,768,171     30,703,329
 Cost of shares redeemed (a)               (207,005,556)  (207,999,568)
                                          ----------------------------
    Increase (decrease) in net assets
     derived from capital share
     transactions                           (43,774,199)    34,739,219
                                          ----------------------------
    Net increase (decrease) in net
     assets                                 (27,404,911)    91,195,473
NET ASSETS
----------------------------------------------------------------------
Beginning of year                           613,208,171    522,012,698
                                          ----------------------------
End of year                               $ 585,803,260  $ 613,208,171
                                          ============================
Undistributed net investment income at
 end of year                              $  14,830,408  $  15,684,834
                                          ============================




(a) Cost of shares redeemed net of redemption fee of $24,691 and $48,399 for the years ended October 31, 2010, and 2009, respectively. (See Note 2(M))


18    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR CLASS
                                     ------------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                                                      THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $ 12.24        $ 10.96           $ 14.70
                                     -------        -------           -------
Net investment income (a)               0.22 (b)       0.23              0.36
Net realized and unrealized gain
  (loss) on investments                 0.44           1.73             (4.31)
Net realized and unrealized gain on
  foreign currency transactions         0.08           0.18              0.21
                                     -------        -------           -------
Total from investment operations        0.74           2.14             (3.74)
                                     -------        -------           -------
Less dividends and distributions:
  From net investment income           (0.32)         (0.86)               --
  From net realized gain on
     investments                          --             --                --
                                     -------        -------           -------
Total dividends and distributions      (0.32)         (0.86)               --
                                     -------        -------           -------
Redemption fee (a)(d)                   0.00 ++        0.00 ++           0.00 ++
                                     -------        -------           -------
Net asset value at end of period     $ 12.66        $ 12.24           $ 10.96
                                     =======        =======           =======
Total investment return (e)             6.11%         21.20%           (25.44%)(g)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.82%(b)       2.19%             3.91% ++
  Net expenses                          1.75%          1.71%             1.70% ++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                              1.75%          1.86%             1.73% ++
Portfolio turnover rate                   54%            88%               82%
Net assets at end of period (in
  000's)                             $39,843        $39,969           $35,429




                                                                         CLASS B
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                       2010           2009           2008           2007             2006
Net asset value at beginning of
  period                             $ 11.33        $ 10.17        $ 16.99        $ 15.78           $ 12.88
                                     -------        -------        -------        -------           -------
Net investment income (a)               0.12 (b)       0.14           0.28           0.09              0.15
Net realized and unrealized gain
  (loss) on investments                 0.39           1.61          (5.70)          2.40              3.43 (c)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          0.07           0.16           0.28          (0.16)            (0.09)
                                     -------        -------        -------        -------           -------
Total from investment operations        0.58           1.91          (5.14)          2.33              3.49
                                     -------        -------        -------        -------           -------
Less dividends and distributions:
  From net investment income           (0.24)         (0.75)            --             --                --
  From net realized gain on
     investments                          --             --          (1.68)         (1.12)            (0.59)
                                     -------        -------        -------        -------           -------
Total dividends and distributions      (0.24)         (0.75)         (1.68)         (1.12)            (0.59)
                                     -------        -------        -------        -------           -------
Redemption fee (a)(d)                   0.00 ++        0.00 ++        0.00 ++        0.00 ++           0.00 ++
                                     -------        -------        -------        -------           -------
Net asset value at end of period     $ 11.67        $ 11.33        $ 10.17        $ 16.99           $ 15.78
                                     =======        =======        =======        =======           =======
Total investment return (e)             5.17%         20.31%        (33.36%)        15.48%            28.13%(c)(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.04%(b)       1.41%          2.10%          0.52%             1.11%
  Net expenses                          2.50%          2.46%          2.40%          2.35%             2.37%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                              2.50%          2.62%          2.42%          2.30%             2.41%(f)
Portfolio turnover rate                   54%            88%            82%            49%               50%
Net assets at end of period (in
  000's)                             $31,314        $36,397        $37,098        $76,081           $67,150



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid
     $0.30 per share.
(c)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)  The redemption fee was discontinued as of April 1, 2010.
(e)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and Class R3 shares are not subject to sales charges.
(f)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(g)  Total investment return is not annualized.




20    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             CLASS A
      -------------------------------------------------------------------------------------



                                   YEAR ENDED OCTOBER 31,
        2010              2009              2008             2007              2006

      $  12.24          $  10.97          $ 18.09          $  16.69          $  13.53
      --------          --------          -------          --------          --------
          0.25 (b)          0.26             0.41              0.22              0.24
          0.44              1.73            (6.10)             2.54              3.65 (c)
          0.08              0.18             0.30             (0.17)            (0.10)
      --------          --------          -------          --------          --------
          0.77              2.17            (5.39)             2.59              3.79
      --------          --------          -------          --------          --------

         (0.35)            (0.90)           (0.05)            (0.07)            (0.04)
            --                --            (1.68)            (1.12)            (0.59)
      --------          --------          -------          --------          --------
         (0.35)            (0.90)           (1.73)            (1.19)            (0.63)
      --------          --------          -------          --------          --------
          0.00 ++           0.00 ++          0.00 ++           0.00 ++           0.00 ++
      --------          --------          -------          --------          --------
      $  12.66          $  12.24          $ 10.97          $  18.09          $  16.69
      ========          ========          =======          ========          ========
          6.31%            21.57%          (32.67%)           16.30%            29.11%(c)(f)

          2.11%(b)          2.40%            2.79%             1.25%             1.65%
          1.44%             1.39%            1.47%             1.58%             1.62%
          1.44%             1.42%            1.47%             1.55%             1.67%(f)
            54%               88%              82%               49%               50%
      $104,169          $117,023          $63,470          $186,738          $145,964



                                           CLASS C
      ---------------------------------------------------------------------------------
                                    YEAR ENDED OCTOBER 31,
        2010             2009             2008             2007             2006

      $ 11.32          $ 10.17          $ 16.98          $ 15.77          $ 12.87
      -------          -------          -------          -------          -------
         0.12 (b)         0.13             0.29             0.09             0.13
         0.41             1.61            (5.69)            2.40             3.45 (c)

         0.07             0.16             0.27            (0.16)           (0.09)
      -------          -------          -------          -------          -------
         0.60             1.90            (5.13)            2.33             3.49
      -------          -------          -------          -------          -------

        (0.24)           (0.75)              --               --               --
           --               --            (1.68)           (1.12)           (0.59)
      -------          -------          -------          -------          -------
        (0.24)           (0.75)           (1.68)           (1.12)           (0.59)
      -------          -------          -------          -------          -------
         0.00 ++          0.00 ++          0.00 ++          0.00 ++          0.00 ++
      -------          -------          -------          -------          -------
      $ 11.68          $ 11.32          $ 10.17          $ 16.98          $ 15.77
      =======          =======          =======          =======          =======
         5.23%           20.32%          (33.32%)          15.49%           28.15%(c)(f)

         1.09%(b)         1.34%            2.12%            0.53%            0.91%
         2.50%            2.46%            2.39%            2.33%            2.37%
         2.50%            2.60%            2.41%            2.30%            2.42%(f)
           54%              88%              82%              49%              50%
      $19,242          $19,079          $10,976          $25,677          $17,026




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                         CLASS I
                                     ------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  period                             $  12.33        $  11.05        $  18.23        $  16.79        $  13.60
                                     --------        --------        --------        --------        --------
Net investment income (a)                0.29 (b)        0.29            0.50            0.31            0.33
Net realized and unrealized gain
  (loss) on investments                  0.43            1.75           (6.16)           2.56            3.66 (c)
Net realized and unrealized gain on
  foreign currency transactions          0.08            0.18            0.30           (0.16)          (0.10)
                                     --------        --------        --------        --------        --------
Total from investment operations         0.80            2.22           (5.36)           2.71            3.89
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.38)          (0.94)          (0.14)          (0.15)          (0.11)
  From net realized gain on
     investments                           --              --           (1.68)          (1.12)          (0.59)
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.38)          (0.94)          (1.82)          (1.27)          (0.70)
                                     --------        --------        --------        --------        --------
Redemption fee (a)(d)                    0.00 ++         0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                     --------        --------        --------        --------        --------
Net asset value at end of period     $  12.75        $  12.33        $  11.05        $  18.23        $  16.79
                                     ========        ========        ========        ========        ========
Total investment return (e)              6.61%          22.01%         (32.44%)         16.96%          29.94%(c)(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  2.40%(b)        2.70%           3.48%           1.80%           2.22%
  Net expenses                           1.18%           1.08%           1.03%           1.03%           1.01%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                               1.18%           1.17%           1.05%           1.02%           1.08%(f)
Portfolio turnover rate                    54%             88%             82%             49%             50%
Net assets at end of period (in
  000's)                             $373,332        $387,245        $371,975        $631,206        $520,233



                                                                    CLASS R2
                                     ----------------------------------------------------------------------



                                                             YEAR ENDED OCTOBER 31,
                                       2010          2009           2008          2007          2006
Net asset value at beginning of
  period                             $ 12.27        $10.99        $ 18.14        $16.72        $13.55
                                     -------        ------        -------        ------        ------
Net investment income (a)               0.25 (b)      0.16           0.46          0.24          0.31
Net realized and unrealized gain
  (loss) on investments                 0.43          1.82          (6.14)         2.57          3.62 (c)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          0.08          0.19           0.30         (0.16)        (0.10)
                                     -------        ------        -------        ------        ------
Total from investment operations        0.76          2.17          (5.38)         2.65          3.83
                                     -------        ------        -------        ------        ------
Less dividends and distributions:
  From net investment income           (0.34)        (0.89)         (0.09)        (0.11)        (0.07)
  From net realized gain on
     investments                          --            --          (1.68)        (1.12)        (0.59)
                                     -------        ------        -------        ------        ------
Total dividends and distributions      (0.34)        (0.89)         (1.77)        (1.23)        (0.66)
                                     -------        ------        -------        ------        ------
Redemption fee (a)(d)                   0.00 ++       0.00 ++        0.00 ++       0.00 ++       0.00 ++
                                     -------        ------        -------        ------        ------
Net asset value at end of period     $ 12.69        $12.27        $ 10.99        $18.14        $16.72
                                     =======        ======        =======        ======        ======
Total investment return (e)             6.32%        21.53%        (32.63%)       16.49%        29.53%(c)(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 2.09%(b)      1.39%          3.24%         1.38%         2.07%
  Net expenses                          1.54%         1.50%          1.38%         1.38%         1.37%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                              1.54%         1.54%          1.40%         1.37%         1.42%(f)
Portfolio turnover rate                   54%           88%            82%           49%           50%
Net assets at end of period (in
  000's)                             $10,942        $7,826        $   274        $  358        $  289



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid
     $0.30 per share.
(c)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)  The redemption fee was discontinued as of April 1, 2010.
(e)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and Class R3 shares are not subject to sales charges.
(f)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(g)  Total investment return is not annualized.




22    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                         CLASS R1
      -----------------------------------------------------------------------------
                                 YEAR ENDED OCTOBER 31,
       2010            2009             2008            2007            2006

      $12.25          $10.98          $ 18.13          $16.71          $13.54
      ------          ------          -------          ------          ------
        0.27(b)         0.28             0.49            0.29            0.32
        0.44            1.74            (6.13)           2.55            3.64(c)
        0.08            0.18             0.30           (0.16)          (0.10)
      ------          ------          -------          ------          ------
        0.79            2.20            (5.34)           2.68            3.86
      ------          ------          -------          ------          ------

       (0.37)          (0.93)           (0.13)          (0.14)          (0.10)
          --              --            (1.68)          (1.12)          (0.59)
      ------          ------          -------          ------          ------
       (0.37)          (0.93)           (1.81)          (1.26)          (0.69)
      ------          ------          -------          ------          ------
        0.00 ++         0.00 ++          0.00 ++         0.00 ++         0.00 ++
      ------          ------          -------          ------          ------
      $12.67          $12.25          $ 10.98          $18.13          $16.71
      ======          ======          =======          ======          ======
        6.58%          21.89%          (32.53%)         16.88%          29.76%(c)(f)

        2.30%(b)        2.58%            3.40%           1.68%           2.19%
        1.29%           1.19%            1.13%           1.13%           1.12%
        1.29%           1.27%            1.15%           1.12%           1.17%(f)
          54%             88%              82%             49%             50%
      $6,225          $5,348          $ 2,755          $4,158          $3,893




                                         CLASS R3
      -----------------------------------------------------------------------------
                                                                         APRIL 28,
                                                                          2006**
                                                                          THROUGH
                      YEAR ENDED OCTOBER 31,                           OCTOBER 31,
       2010            2009             2008            2007               2006

      $12.24          $10.95          $ 18.10          $16.70             $15.26
      ------          ------          -------          ------             ------
        0.24 (b)        0.26             0.42            0.13               0.13
        0.41            1.72            (6.13)           2.64               1.35(c)

        0.07            0.17             0.30           (0.17)             (0.04)
      ------          ------          -------          ------             ------
        0.72            2.15            (5.41)           2.60               1.44
      ------          ------          -------          ------             ------

       (0.32)          (0.86)           (0.06)          (0.08)                --
          --              --            (1.68)          (1.12)                --
      ------          ------          -------          ------             ------
       (0.32)          (0.86)           (1.74)          (1.20)                --
      ------          ------          -------          ------             ------
        0.00 ++         0.00 ++          0.00 ++         0.00 ++            0.00 ++
      ------          ------          -------          ------             ------
      $12.64          $12.24          $ 10.95          $18.10             $16.70
      ======          ======          =======          ======             ======
        5.99%          21.31%          (32.86%)         16.35%              9.44%(g)

        2.00%(b)        2.45%            2.93%           0.76%              1.60%++
        1.79%           1.69%            1.63%           1.63%              1.59%++
        1.79%           1.77%            1.65%           1.62%              1.70%++(f)
          54%             88%              82%             49%                50%
      $  737          $  322          $    37          $   57             $   11




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily

24    MainStay International Equity Fund
traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2010, foreign equity securities held by the Fund were not fair valued.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above. The roll forward activity of Level 3 fair value measurements is included at the end of the Fund's Portfolio of Investments.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate

                                                   mainstayinvestments.com    25
method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. (See
Note 5.) As of October 31, 2010, the Fund did not hold purchased or written options.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation

26    MainStay International Equity Fund
margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

(J) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(M) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or

                                                   mainstayinvestments.com    27
distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(N) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(O) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2010:

ASSET DERIVATIVES

                                          STATEMENT OF      FOREIGN
                                            ASSETS AND     EXCHANGE         EQUITY
                                           LIABILITIES    CONTRACTS      CONTRACTS
                                              LOCATION         RISK           RISK          TOTAL
Warrants                                Investments in
                                  securities, at value     $     --    $24,039,732    $24,039,732
Futures Contracts                                  Net
                                    Assets--Unrealized
                                          appreciation
                                     (depreciation) on
                                       investments and
                                     futures contracts
                                                   (a)           --        878,429        878,429
Forward Contracts                           Unrealized
                                       appreciation on
                                      foreign currency
                                     forward contracts      863,278             --        863,278
                                                          ---------------------------------------
Total Fair Value                                           $863,278    $24,918,161    $25,781,439
                                                          =======================================



LIABILITY DERIVATIVES

                                            STATEMENT OF      FOREIGN
                                              ASSETS AND     EXCHANGE       EQUITY
                                             LIABILITIES    CONTRACTS    CONTRACTS
                                                LOCATION         RISK         RISK        TOTAL
Futures Contracts                                    Net
                                      Assets--Unrealized
                                            appreciation
                                       (depreciation) on
                                         investments and
                                       futures contracts
                                                     (a)     $     --    $(137,567)   $(137,567)
Forward Contracts                             Unrealized
                                         depreciation on
                                        foreign currency
                                       forward contracts      (34,344)          --      (34,344)
                                                            -----------------------------------
Total Fair Value                                             $(34,344)   $(137,567)   $(171,911)
                                                            ===================================



(a) Includes cumulative depreciation of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.


28    MainStay International Equity Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                                             FOREIGN
                                          STATEMENT OF      EXCHANGE       EQUITY
                                            OPERATIONS     CONTRACTS    CONTRACTS
                                              LOCATION          RISK         RISK         TOTAL
Purchased Options                    Net realized gain
                                    (loss) on security
                                          transactions    $       --    $(641,216)   $ (641,216)
Futures Contracts                    Net realized gain
                                     (loss) on futures
                                             contracts            --      776,696       776,696
Warrants                             Net realized gain
                                    (loss) on security
                                          transactions            --      286,508       286,508
Written Options                      Net realized gain
                                     (loss) on written
                                   option transactions            --       86,507        86,507
Forward Contracts                    Net realized gain
                                     (loss) on foreign
                                currency transactions:     3,116,788           --     3,116,788
                                                          -------------------------------------
Total Realized Gain (Loss)                                $3,116,788    $ 508,495    $3,625,283
                                                          =====================================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                             FOREIGN
                                           STATEMENT OF     EXCHANGE        EQUITY
                                             OPERATIONS    CONTRACTS     CONTRACTS
                                               LOCATION         RISK          RISK         TOTAL
Warrants                                  Net change in
                                             unrealized
                                           appreciation
                                      (depreciation) on
                                               security
                                           transactions    $      --    $5,334,950    $5,334,950
Futures contracts                         Net change in
                                             unrealized
                                           appreciation
                                      (depreciation) on
                                      futures contracts           --     2,709,781     2,709,781
Written Options                           Net change in
                                             unrealized
                                           appreciation
                                      (depreciation) on
                                         written option
                                              contracts           --        (1,955)       (1,955)
Forward Contracts                         Net change in
                                             unrealized
                                           appreciation
                                      (depreciation) on
                                   translation of other
                                             assets and
                                         liabilities in
                                     foreign currencies
                                   and foreign currency
                                      forward contracts     (140,308)           --      (140,308)
                                                           -------------------------------------
Total Change in Unrealized
  Appreciation (Depreciation)                              $(140,308)   $8,042,776    $7,902,468
                                                           =====================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                               FOREIGN
                                              EXCHANGE      EQUITY
                                             CONTRACTS   CONTRACTS
                                                  RISK        RISK         TOTAL
Purchased Options (2)                               --       1,085         1,085
Rights (2)                                          --  10,125,844    10,125,844
Warrants (2)                                        --   4,131,270     4,131,270
Futures Contracts (2)                               --       1,063         1,063
Forward Contracts Long (3)                $ 39,906,589          --  $ 39,906,589
Forward Contracts Short (3)               $(39,906,589)         --  $(39,906,589)
                                          ======================================



(1) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.90% up to $500 million and 0.85% in excess of $500 million, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.90% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.01% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.


                                                   mainstayinvestments.com    29

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $5,471,612.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2010, were as follows:

Class R1                               $ 5,790
----------------------------------------------
Class R2                                10,124
----------------------------------------------
Class R3                                   501
----------------------------------------------



(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,167 and $20,652, respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $12, $253, $38,784, and $13,588, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $183,863
-----------------------------------------------
Class A                                 168,667
-----------------------------------------------
Class B                                 156,288
-----------------------------------------------
Class C                                  92,011
-----------------------------------------------
Class I                                 601,278
-----------------------------------------------
Class R1                                  9,024
-----------------------------------------------
Class R2                                 15,826
-----------------------------------------------
Class R3                                    796
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.


30    MainStay International Equity Fund

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $       243   0.0%++
----------------------------------------------------
Class C                                    153   0.0++
----------------------------------------------------
Class I                             54,640,860  14.6
----------------------------------------------------
Class R1                                 1,589   0.0++
----------------------------------------------------
Class R2                                 1,568   0.0++
----------------------------------------------------
Class R3                                10,992   1.5
----------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $21,801.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED
                    CAPITAL          OTHER        UNREALIZED           TOTAL
   ORDINARY       AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
     INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$15,659,342    $(83,550,841)           $--       $18,566,316    $(49,325,183)
----------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, mark to market on foreign currency forward contracts and futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2010 were not affected.

                      ACCUMULATED
  UNDISTRIBUTED      NET REALIZED    ADDITIONAL
 NET INVESTMENT       GAIN (LOSS)       PAID-IN
  INCOME (LOSS)    ON INVESTMENTS       CAPITAL
     $3,932,046       $(3,932,046)          $--
------------------------------------ ----------



The reclassification for the Fund is primarily due to foreign currency gains and losses.

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $83,550,841 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016              $29,857
           2017               53,694
---------------------------------- -----
          Total              $83,551
---------------------------------- -----



The Fund utilized $13,700,376 of capital loss carryforwards during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010         2009
Distribution paid from:
  Ordinary Income             $18,017,346  $43,018,148
------------------------------------------------------





                                                   mainstayinvestments.com    31

NOTE 5-FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND WRITTEN OPTIONS

As of October 31, 2010, the Fund held the following foreign currency forward contracts:

                                                                  CONTRACT             CONTRACT        UNREALIZED
                                                                    AMOUNT               AMOUNT     APPRECIATION/
                                           COUNTERPARTY               SOLD            PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
-----------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Australian
  Dollar,
  expiring 1/11/11                         HSBC BankUSA     JPY121,093,950     AUD    1,515,000        USD(34,344)
-----------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Norwegian Krone,
  expiring 12/14/10                        HSBC BankUSA    JPY 138,036,600     NOK   10,200,000            21,836
-----------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen,
  expiring 11/12/10                        HSBC BankUSA     CHF 22,800,000    JPY 1,886,700,000           276,392
-----------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Pound Sterling,
  expiring 11/26/10                 JPMorgan Chase Bank     CHF  3,950,000     GBP    2,532,295            42,109
-----------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Pound Sterling,
  expiring 1/13/11                         HSBC BankUSA     CHF  7,440,000     GBP    4,890,490           266,817
-----------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Swedish Krona,
  expiring 12/3/10                         HSBC BankUSA     CHF 15,850,000     SEK  109,428,400           256,124
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
  foreign currency forward
  contracts                                                                                           USD 828,934
-----------------------------------------------------------------------------------------------------------------



As of October 31, 2010, the Fund held the following foreign currencies:

                                                        CURRENCY              COST             VALUE
Australian Dollar                                 AUD  2,643,783     USD 2,416,507     USD 2,589,718
----------------------------------------------------------------------------------------------------
Canadian Dollar                                   CAD     49,400            48,355            48,436
----------------------------------------------------------------------------------------------------
Czech Koruna                                      CZK 18,702,507         1,058,238         1,056,848
----------------------------------------------------------------------------------------------------
Danish Krone                                      DKK     31,774             5,932             5,930
----------------------------------------------------------------------------------------------------
Euro                                              EUR  3,250,355         4,528,430(a)      4,523,844(a)
----------------------------------------------------------------------------------------------------
Japanese Yen                                     JPY 220,801,432         2,693,429(a)      2,743,897(a)
----------------------------------------------------------------------------------------------------
Norwegian Krone                                   NOK    589,868            94,273           100,719
----------------------------------------------------------------------------------------------------
Pound Sterling                                    GBP  2,602,954         4,075,005(a)      4,170,845(a)
----------------------------------------------------------------------------------------------------
Singapore Dollar                                  SGD  3,379,393         2,584,500         2,610,981
----------------------------------------------------------------------------------------------------
Swedish Krona                                     SEK  2,627,930           357,022           393,423
----------------------------------------------------------------------------------------------------
Swiss Franc                                       CHF    239,428           250,225           243,309
----------------------------------------------------------------------------------------------------
Total                                                               USD 18,111,916    USD 18,487,950
----------------------------------------------------------------------------------------------------



(a) A portion of this amount is segregated as collateral for futures contracts.

During the year ended October 31, 2010, the Fund had the following transactions in written options:

                                NUMBER OF
                                CONTRACTS   PREMIUM
Options Outstanding at October
  31, 2009                          1,500  $ 86,507
---------------------------------------------------
Options--Written                       --        --
---------------------------------------------------
Options--Expired                   (1,500)  (86,507)
---------------------------------------------------
Options--Canceled in closing
  transactions                         --        --
---------------------------------------------------
Options Outstanding at October
  31, 2010                             --  $     --
---------------------------------------------------



NOTE 6-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional

32    MainStay International Equity Fund
maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 8-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $305,058 and $341,291, respectively.

NOTE 9-CAPITAL SHARE TRANSACTIONS

 INVESTOR CLASS                                          SHARES         AMOUNT
Year ended October 31, 2010:
Shares sold                                             262,880  $   3,176,295
Shares issued to shareholders in reinvestment of
  dividends                                              84,216      1,031,647
Shares redeemed                                        (605,885)    (7,225,258)
                                                    --------------------------
Net increase (decrease) in shares outstanding
  before conversion                                    (258,789)    (3,017,316)
Shares converted into Investor Class (See Note 1)       225,549      2,702,090
Shares converted from Investor Class (See Note 1)       (83,487)    (1,015,195)
                                                    --------------------------
Net increase (decrease)                                (116,727) $  (1,330,421)
                                                    ==========================
Year ended October 31, 2009:
Shares sold                                             295,274  $   3,133,222
Shares issued to shareholders in reinvestment of
  dividends                                             274,197      2,763,906
Shares redeemed                                        (677,337)    (7,030,762)
                                                    --------------------------
Net increase (decrease) in shares outstanding
  before conversion                                    (107,866)    (1,133,634)
Shares converted into Investor Class (See Note 1)       395,555      3,930,155
Shares converted from Investor Class (See Note 1)      (254,427)    (3,007,535)
                                                    --------------------------
Net increase (decrease)                                  33,262  $    (211,014)
                                                    ==========================


 CLASS A                                                 SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                                           2,517,126  $  30,522,416

Shares issued to shareholders in reinvestment of
  dividends                                             234,250      2,862,540

Shares redeemed                                      (3,771,494)   (44,406,529)
                                                    --------------------------


Net increase (decrease) in shares outstanding
  before conversion                                  (1,020,118)   (11,021,573)

Shares converted into Class A (See Note 1)              199,980      2,405,187

Shares converted from Class A (See Note 1)              (52,650)      (644,178)

Shares converted from Class A (a)                      (458,901)    (5,387,502)
                                                    --------------------------


Net increase (decrease)                              (1,331,689) $ (14,648,066)
                                                    ==========================


Year ended October 31, 2009:

Shares sold                                           5,778,794  $  61,127,837

Shares issued to shareholders in reinvestment of
  dividends                                             472,195      4,745,571

Shares redeemed                                      (2,669,609)   (27,735,286)
                                                    --------------------------


Net increase (decrease) in shares outstanding
  before conversion                                   3,581,380     38,138,122

Shares converted into Class A (See Note 1)              384,373      4,403,119

Shares converted from Class A (See Note 1)             (192,063)    (1,824,267)
                                                    --------------------------


Net increase (decrease)                               3,773,690  $  40,716,974
                                                    ==========================



 CLASS B                                                 SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                                             302,160  $   3,373,463

Shares issued to shareholders in reinvestment of
  dividends                                              61,310        697,097

Shares redeemed                                        (582,168)    (6,400,715)
                                                    --------------------------


Net increase (decrease) in shares outstanding
  before conversion                                    (218,698)    (2,330,155)

Shares converted from Class B (See Note 1)             (312,717)    (3,447,904)
                                                    --------------------------


Net increase (decrease)                                (531,415) $  (5,778,059)
                                                    ==========================


Year ended October 31, 2009:

Shares sold                                             464,319  $   4,633,379

Shares issued to shareholders in reinvestment of
  dividends                                             265,133      2,489,639

Shares redeemed                                        (803,787)    (7,681,906)
                                                    --------------------------


Net increase (decrease) in shares outstanding
  before conversion                                     (74,335)      (558,888)

Shares converted from Class B (See Note 1)             (359,682)    (3,501,472)
                                                    --------------------------


Net increase (decrease)                                (434,017) $  (4,060,360)
                                                    ==========================



 CLASS C                                                 SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                                             496,946  $   5,608,311

Shares issued to shareholders in reinvestment of
  dividends                                              28,179        320,677

Shares redeemed                                        (562,111)    (6,195,553)
                                                    --------------------------


Net increase (decrease)                                 (36,986) $    (266,565)
                                                    ==========================


Year ended October 31, 2009:

Shares sold                                           1,013,936  $  10,052,536

Shares issued to shareholders in reinvestment of
  dividends                                              72,908        683,874

Shares redeemed                                        (481,736)    (4,586,684)
                                                    --------------------------


Net increase (decrease)                                 605,108  $   6,149,726
                                                    ==========================




                                                   mainstayinvestments.com    33

 CLASS I                                                 SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                                           8,029,733  $  97,871,809

Shares issued to shareholders in reinvestment of
  dividends                                             772,194      9,482,538

Shares redeemed                                     (11,397,225)  (138,274,309)
                                                    --------------------------


Net increase (decrease) in shares outstanding
  before conversion                                  (2,595,298)   (30,919,962)

Shares converted into Class I (a)                       456,568      5,387,502
                                                    --------------------------


Net increase (decrease)                              (2,138,730) $ (25,532,460)
                                                    ==========================


Year ended October 31, 2009:

Shares sold                                          11,205,468  $ 122,915,797

Shares issued to shareholders in reinvestment of
  dividends                                           1,958,800     19,764,293

Shares redeemed                                     (15,405,836)  (159,726,727)
                                                    --------------------------


Net increase (decrease)                              (2,241,568) $ (17,046,637)
                                                    ==========================



 CLASS R1                                                SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                                             115,722  $   1,420,742

Shares issued to shareholders in reinvestment of
  dividends                                              13,721        167,532

Shares redeemed                                         (74,563)      (905,475)
                                                    --------------------------


Net increase (decrease)                                  54,880  $     682,799
                                                    ==========================


Year ended October 31, 2009:

Shares sold                                             198,843  $   2,160,188

Shares issued to shareholders in reinvestment of
  dividends                                              22,981        230,732

Shares redeemed                                         (36,009)      (388,500)
                                                    --------------------------


Net increase (decrease)                                 185,815  $   2,002,420
                                                    ==========================



 CLASS R2                                                SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                                             484,331  $   5,892,843

Shares issued to shareholders in reinvestment of
  dividends                                              16,104        197,279

Shares redeemed                                        (275,687)    (3,373,623)
                                                    --------------------------


Net increase (decrease)                                 224,748  $   2,716,499
                                                    ==========================


Year ended October 31, 2009:

Shares sold                                             672,602  $   7,620,471

Shares issued to shareholders in reinvestment of
  dividends                                               2,218         22,362

Shares redeemed                                         (61,929)      (677,769)
                                                    --------------------------


Net increase (decrease)                                 612,891  $   6,965,064
                                                    ==========================



 CLASS R3                                                SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                                              50,108  $     597,307

Shares issued to shareholders in reinvestment of
  dividends                                                 724          8,861

Shares redeemed                                         (18,860)      (224,094)
                                                    --------------------------


Net increase (decrease)                                  31,972  $     382,074
                                                    ==========================


Year ended October 31, 2009:

Shares sold                                              38,045  $     392,028

Shares issued to shareholders in reinvestment of
  dividends                                                 293          2,952

Shares redeemed                                         (15,357)      (171,934)
                                                    --------------------------


Net increase (decrease)                                  22,981  $     223,046
                                                    ==========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.

    These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

    An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 10-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.


34    MainStay International Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


                                                   mainstayinvestments.com    35

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay International Equity Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields;
(ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields'

36    MainStay International Equity Fund
willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In addition, the Board considered efforts by New York Life Investments and MacKay Shields in recent years to reduce the volatility in the Fund's investment performance relative to peer funds and to the Fund's benchmark index.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.


                                                   mainstayinvestments.com    37

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)


After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board's determination to approve the Agreements.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


38    MainStay International Equity Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2010, the Fund designated approximately $20,369,146 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 0.6% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2010:

-- the total amount of taxes paid to foreign countries was $2,040,939

-- the total amount of income sourced from foreign countries was $23,532,296

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.


PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    39

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


40    MainStay International Equity Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    41

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


42    MainStay International Equity Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    43

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


44    MainStay International Equity Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO21139 MS333-10                                         MSIE11-12/10
                                                                              10

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY LARGE CAP GROWTH FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       14
---------------------------------------------
Notes to Financial Statements              22
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            30
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  31
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        35
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       35
---------------------------------------------
Board Members and Officers                 36
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS A SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)

(LINE GRAPH)

                      MAINSTAY LARGE
                        CAP GROWTH
                        FUND CLASS      RUSSELL 1000(R)    S&P 500(R)
                         A SHARES         GROWTH INDEX        INDEX
                      --------------    ---------------    ----------
10/31/00                   23625             25000            25000
10/31/01                   16077             15014            18774
10/31/02                   13271             12068            15938
10/31/03                   16418             14701            19253
10/31/04                   17631             15198            21067
10/31/05                   20134             16537            22904
10/31/06                   22155             18330            26647
10/31/07                   27959             21854            30526
10/31/08                   17792             13778            19507
10/31/09                   21017             16190            21420
10/31/10                   24962             19372            24958




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 5.5% Initial Sales Charge                     With sales charges          11.93%        3.12%
                                                                                  Excluding sales charges     18.44         4.30
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares(4)           Maximum 5.5% Initial Sales Charge                     With sales charges          12.24         3.22
                                                                                  Excluding sales charges     18.77         4.39
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares(5)           Maximum 5% CDSC                                       With sales charges          12.79         3.18
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges     17.79         3.53
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares(5)           Maximum 1% CDSC                                       With sales charges          16.60         3.50
                            if Redeemed Within One Year of Purchase               Excluding sales charges     17.60         3.50
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(5)           No Sales Charge                                                                   19.22         4.88
-----------------------------------------------------------------------------------------------------------------------------------
Class R1 Shares(5)          No Sales Charge                                                                   19.01         4.77
-----------------------------------------------------------------------------------------------------------------------------------
Class R2 Shares(5)          No Sales Charge                                                                   18.67         4.53
-----------------------------------------------------------------------------------------------------------------------------------
Class R3 Shares(6)          No Sales Charge                                                                   18.30         4.20
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      -0.06%       1.46%
                               0.51        1.46
-------------------------------------------------
Class A Shares(4)             -0.02        1.25
                               0.55        1.25
-------------------------------------------------
Class B Shares(5)             -0.23        2.22
                              -0.23        2.22
-------------------------------------------------
Class C Shares(5)             -0.25        2.21
                              -0.25        2.21
-------------------------------------------------
Class I Shares(5)              0.94        1.00
-------------------------------------------------
Class R1 Shares(5)             0.80        1.10
-------------------------------------------------
Class R2 Shares(5)             0.55        1.36
-------------------------------------------------
Class R3 Shares(6)             0.28        1.60
-------------------------------------------------








1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been lower.
5. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been lower.
6. Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                        ONE      FIVE      TEN
                                            YEAR     YEARS     YEARS
Russell 1000(R) Growth Index(7)            19.65%    3.21%    -2.52%
--------------------------------------------------------------------
S&P 500(R) Index(8)                        16.52     1.73     -0.02
--------------------------------------------------------------------
Average Lipper Large-Cap Growth Fund(9)    17.70     2.12     -2.00
--------------------------------------------------------------------







7. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Large Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,038.00        $ 6.52         $1,018.80         $ 6.46
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,039.50        $ 6.22         $1,019.10         $ 6.16
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,036.20        $10.37         $1,015.00         $10.26
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,036.30        $10.37         $1,015.00         $10.26
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,041.60        $ 4.37         $1,020.90         $ 4.33
-------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES                     $1,000.00       $1,042.00        $ 4.89         $1,020.40         $ 4.84
-------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                     $1,000.00       $1,039.30        $ 6.73         $1,018.60         $ 6.67
-------------------------------------------------------------------------------------------------------------
CLASS R3 SHARES                     $1,000.00       $1,038.20        $ 8.01         $1,017.30         $ 7.93
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.27% for Investor Class, 1.21% for Class A, 2.02% for Class B and Class C, 0.85% for Class I, 0.95% for Class R1, 1.31% for Class R2 and 1.56% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)


Computers & Peripherals                  8.1%
IT Services                              6.9
Software                                 6.8
Internet & Catalog Retail                6.2
Machinery                                5.8
Communications Equipment                 5.5
Capital Markets                          5.1
Internet Software & Services             4.7
Energy Equipment & Services              4.1
Diversified Financial Services           3.4
Road & Rail                              2.9
Aerospace & Defense                      2.8
Pharmaceuticals                          2.8
Health Care Providers & Services         2.7
Metals & Mining                          2.7
Hotels, Restaurants & Leisure            2.2
Specialty Retail                         2.2
Electronic Equipment & Instruments       1.9
Oil, Gas & Consumable Fuels              1.9
Wireless Telecommunication Services      1.7
Multiline Retail                         1.5
Construction & Engineering               1.4
Air Freight & Logistics                  1.1
Semiconductors & Semiconductor
  Equipment                              1.1
Beverages                                1.0
Biotechnology                            1.0
Health Care Technology                   1.0
Personal Products                        1.0
Chemicals                                0.9
Food & Staples Retailing                 0.9
Food Products                            0.9
Textiles, Apparel & Luxury Goods         0.9
Health Care Equipment & Supplies         0.8
Auto Components                          0.6
Media                                    0.5
Short-Term Investment                    4.0
Other Assets, Less Liabilities           1.0
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  Apple, Inc.
    2.  Cognizant Technology Solutions Corp. Class
        A
    3.  Priceline.com, Inc.
    4.  Oracle Corp.
    5.  Union Pacific Corp.
    6.  Google, Inc. Class A
    7.  QUALCOMM, Inc.
    8.  Visa, Inc. Class A
    9.  Goldman Sachs Group, Inc. (The)
   10.  Express Scripts, Inc.





8    MainStay Large Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc., the Fund's Subadvisor.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 18.44% for Investor Class shares, 18.77% for Class A shares, 17.79% for Class B shares and 17.60% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund returned 19.22% for Class I shares, 19.01% for Class R1 shares, 18.67% for Class R2 shares and 18.30% for Class R3 shares. Investor Class, Class A, Class B, Class I, Class R1, Class R2 and Class R3 shares outperformed--and Class C shares underperformed--the 17.70% return of the average Lipper(1) large-cap growth fund. All share classes underperformed the 19.65% return of the Russell 1000(R) Growth Index(2) for the 12 months ended October 31, 2010. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund underperformed the Russell 1000(R) Growth Index primarily because of underperformance in the health care and financials sectors. In health care, detractors included biotechnology company Gilead Sciences and health care provider Medco Health Solutions. In financials, diversified financial services company JPMorgan Chase and capital markets firm Goldman Sachs both detracted from performance. Since we believed that the potential of these financial leaders was underestimated by investors, we used the price declines to add to the Fund's positions in both companies. Capital markets firm BlackRock also had a modestly negative impact on the Fund's performance, but we sold the Fund's position in the stock well above its price at the end of the reporting period.

On the positive side, the Fund maintained a consistently overweight position in information technology, which was a strong performer for both the Fund and the Russell 1000(R) Growth Index during the reporting period. Stock selection in this sector was also effective, led by long-held IT services firm Cognizant Technology Solutions, Internet search and advertising service firm Baidu and computers & peripherals company Apple. Stock selection in the modestly underweight consumer discretionary sector also helped the Fund's returns, with solid performance from online travel company Priceline.com and online retailer Amazon.com. The industrials sector was a strong contributor to the Fund's relative performance, helped by selections such as road & rail company Union Pacific and machinery companies Deere and Danaher, each among the Fund's top-10 best performers during the reporting period. A consistently underweight position in the consumer staples sector, prompted by poor absolute performance, helped the Fund's results as well.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

Taking weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund's performance relative to the Russell 1000(R) Growth Index were information technology, consumer discretionary and industrials. Financials, health care and energy were the weakest contributors to the Fund's relative performance.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Taking weightings and total returns into account, the stocks that made the strongest positive contributions to the Fund's absolute performance were online travel company Priceline.com, information technology outsourcing services firm Cognizant Technology Solutions and computers & peripherals giant Apple. Major detractors included pharmacy benefits management company CVS Caremark, computers & peripherals company Hewlett-Packard and home improvement retailer Lowes.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, we repurchased Baidu, the dominant Chinese-language Internet search company. We felt that rival Google's possible exit from the Chinese market lowered Baidu's valuation risk and should help accelerate Baidu's growth. We also purchased a position in Express Scripts, one of the largest pharmacy benefits managers in the United States, as we became increasingly optimistic about the potential synergies that might result from the company's deal with Wellpoint's pharmacy benefits management business.

We sold the Fund's position in Microsoft, the largest provider of software products for computing devices worldwide, to reposition the Fund and deploy assets into companies that we felt had better prospects for growth potential. We also eliminated the Fund's position in Hewlett-Packard, which provides a range of products, technologies, software and services worldwide. Our sale was based on concerns over rival Apple's market share gains with its iPad, the abrupt departure of Hewlett-Packard's chief executive officer and a rash of recent acquisition activity.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, we slightly increased the Fund's weightings in consumer discretionary and industrials, reflecting our view of a modest upturn in the economy and an improved outlook for consumers. We reduced the Fund's weighting in

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

                                                    mainstayinvestments.com    9
energy, based on our outlook regarding oversupply in natural gas. The Fund's weighting in information technology also declined slightly, primarily because of profit-taking in some stocks that had performed well.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the Fund was overweight relative to the Russell 1000(R) Growth Index in the information technology and financials sectors. On the same date, the Fund was underweight relative to the benchmark in consumer staples. Within these sectors, the Fund is significantly different from the benchmark at the individual stock level.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Large Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2010



                                                               SHARES           VALUE
COMMON STOCKS 95.0%+
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE 2.8%
Goodrich Corp.                                                667,800  $   54,806,346
United Technologies Corp.                                   1,449,900     108,409,023
                                                                       --------------
                                                                          163,215,369
                                                                       --------------

AIR FREIGHT & LOGISTICS 1.1%
C.H. Robinson Worldwide, Inc.                                 922,800      65,038,944
                                                                       --------------


AUTO COMPONENTS 0.6%
BorgWarner, Inc. (a)                                          564,600      31,679,706
                                                                       --------------


BEVERAGES 1.0%
PepsiCo., Inc.                                                852,300      55,655,190
                                                                       --------------


BIOTECHNOLOGY 1.0%
Celgene Corp. (a)                                             944,600      58,631,322
                                                                       --------------


CAPITAL MARKETS 5.1%
Franklin Resources, Inc.                                      733,700      84,155,390
X  Goldman Sachs Group, Inc. (The)                            986,500     158,777,175
TD Ameritrade Holding Corp. (a)                             3,041,500      51,979,235
                                                                       --------------
                                                                          294,911,800
                                                                       --------------

CHEMICALS 0.9%
Ecolab, Inc.                                                1,028,900      50,745,348
                                                                       --------------


COMMUNICATIONS EQUIPMENT 5.5%
Cisco Systems, Inc. (a)                                     5,197,900     118,668,057
Juniper Networks, Inc. (a)                                  1,190,200      38,550,578
X  QUALCOMM, Inc.                                           3,587,400     161,899,362
                                                                       --------------
                                                                          319,117,997
                                                                       --------------

COMPUTERS & PERIPHERALS 8.1%
X  Apple, Inc. (a)                                            892,200     268,436,214
EMC Corp. (a)                                               6,173,400     129,703,134
NetApp, Inc. (a)                                            1,278,600      68,085,450
                                                                       --------------
                                                                          466,224,798
                                                                       --------------

CONSTRUCTION & ENGINEERING 1.4%
Fluor Corp.                                                 1,608,100      77,494,339
                                                                       --------------


DIVERSIFIED FINANCIAL SERVICES 3.4%
CME Group, Inc.                                               210,800      61,058,220
IntercontinentalExchange, Inc. (a)                            450,700      51,771,909
JPMorgan Chase & Co.                                        2,191,300      82,458,619
                                                                       --------------
                                                                          195,288,748
                                                                       --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.9%
Agilent Technologies, Inc. (a)                              1,471,900      51,222,120
Amphenol Corp. Class A                                      1,151,200      57,709,656
                                                                       --------------
                                                                          108,931,776
                                                                       --------------

ENERGY EQUIPMENT & SERVICES 4.1%
FMC Technologies, Inc. (a)                                  1,429,900     103,095,790
Schlumberger, Ltd.                                          1,871,900     130,827,091
                                                                       --------------
                                                                          233,922,881
                                                                       --------------

FOOD & STAPLES RETAILING 0.9%
Costco Wholesale Corp.                                        852,300      53,498,871
                                                                       --------------


FOOD PRODUCTS 0.9%
Green Mountain Coffee Roasters, Inc. (a)                    1,516,500      50,029,335
                                                                       --------------


HEALTH CARE EQUIPMENT & SUPPLIES 0.8%
Varian Medical Systems, Inc. (a)                              708,900      44,816,658
                                                                       --------------


HEALTH CARE PROVIDERS & SERVICES 2.7%
X  Express Scripts, Inc. (a)                                3,172,400     153,924,848
                                                                       --------------


HEALTH CARE TECHNOLOGY 1.0%
Cerner Corp. (a)                                              667,800      58,652,874
                                                                       --------------


HOTELS, RESTAURANTS & LEISURE 2.2%
Ctrip.com International, Ltd., Sponsored ADR (a)(b)         1,151,200      59,942,984
Yum! Brands, Inc.                                           1,322,400      65,538,144
                                                                       --------------
                                                                          125,481,128
                                                                       --------------

INTERNET & CATALOG RETAIL 6.2%
Amazon.com, Inc. (a)                                          817,200     134,952,408
Netflix, Inc. (a)                                             188,800      32,756,800
X  Priceline.com, Inc. (a)                                    505,200     190,364,412
                                                                       --------------
                                                                          358,073,620
                                                                       --------------

INTERNET SOFTWARE & SERVICES 4.7%
Baidu, Inc., Sponsored ADR(a)(b)                              944,600     103,915,446
X  Google, Inc. Class A (a)                                   273,500     167,652,765
                                                                       --------------
                                                                          271,568,211
                                                                       --------------

IT SERVICES 6.9%
X  Cognizant Technology Solutions Corp. Class A (a)         3,585,400     233,732,226
X  Visa, Inc. Class A                                       2,069,500     161,772,815
                                                                       --------------
                                                                          395,505,041
                                                                       --------------



+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                                               SHARES           VALUE
COMMON STOCKS (CONTINUED)

MACHINERY 5.8%
Danaher Corp.                                               3,295,400  $  142,888,544
Deere & Co.                                                 1,282,900      98,526,720
Illinois Tool Works, Inc.                                   1,972,900      90,161,530
                                                                       --------------
                                                                          331,576,794
                                                                       --------------

MEDIA 0.5%
Scripps Networks Interactive Class A                          540,600      27,511,134
                                                                       --------------


METALS & MINING 2.7%
Cliffs Natural Resources, Inc.                              1,471,600      95,948,320
Walter Energy, Inc.                                           672,700      59,170,692
                                                                       --------------
                                                                          155,119,012
                                                                       --------------

MULTILINE RETAIL 1.5%
Kohl's Corp. (a)                                            1,660,900      85,038,080
                                                                       --------------


OIL, GAS & CONSUMABLE FUELS 1.9%
Peabody Energy Corp.                                        1,072,100      56,714,090
Petroleo Brasileiro S.A., Sponsored ADR (b)                 1,766,300      55,090,897
                                                                       --------------
                                                                          111,804,987
                                                                       --------------

PERSONAL PRODUCTS 1.0%
Estee Lauder Cos., Inc. (The) Class A                         839,300      59,732,981
                                                                       --------------


PHARMACEUTICALS 2.8%
Shire PLC, Sponsored ADR (b)                                1,199,500      84,084,950
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (b)     1,489,500      77,305,050
                                                                       --------------
                                                                          161,390,000
                                                                       --------------

ROAD & RAIL 2.9%
X  Union Pacific Corp.                                      1,915,800     167,977,344
                                                                       --------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.1%
Texas Instruments, Inc.                                     2,169,600      64,155,072
                                                                       --------------


SOFTWARE 6.8%
Autodesk, Inc. (a)                                          2,236,500      80,916,570
Citrix Systems, Inc. (a)                                    1,524,600      97,681,122
Intuit, Inc. (a)                                              769,600      36,940,800
X  Oracle Corp.                                             6,006,400     176,588,160
                                                                       --------------
                                                                          392,126,652
                                                                       --------------

SPECIALTY RETAIL 2.2%
Dick's Sporting Goods, Inc. (a)                             1,024,400      29,523,208
O'Reilly Automotive, Inc. (a)                               1,256,700      73,516,950
Urban Outfitters, Inc. (a)                                    749,400      23,059,038
                                                                       --------------
                                                                          126,099,196
                                                                       --------------

TEXTILES, APPAREL & LUXURY GOODS 0.9%
NIKE, Inc. Class B                                            654,600      53,310,624
                                                                       --------------


WIRELESS TELECOMMUNICATION SERVICES 1.7%
American Tower Corp. Class A (a)                            1,889,400      97,511,934
                                                                       --------------
Total Common Stocks
  (Cost $4,469,675,555)                                                 5,465,762,614
                                                                       --------------

                                                            PRINCIPAL
                                                               AMOUNT
SHORT-TERM INVESTMENT 4.0%
-------------------------------------------------------------------------------------


REPURCHASE AGREEMENT 4.0%
State Street Bank and Trust Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity $230,718,406
  (Collateralized by a United States Treasury Note with
  a rate of 3.125% and a maturity date of 4/30/17, with
  a Principal Amount of $214,645,000 and a Market Value
  of $235,336,778)                                       $230,718,214     230,718,214
                                                                       --------------
Total Short-Term Investment
  (Cost $230,718,214)                                                     230,718,214
                                                                       --------------
Total Investments
  (Cost $4,700,393,769) (c)                                      99.0%  5,696,480,828
Other Assets, Less Liabilities                                    1.0      57,118,723
                                                         ------------  --------------

Net Assets                                                      100.0% $5,753,599,551
                                                         ============  ==============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2010, cost is
     $4,719,015,432 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation    $1,023,137,497
Gross unrealized depreciation       (45,672,101)
                                 --------------
Net unrealized appreciation      $  977,465,396
                                 ==============





12    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE   SIGNIFICANT
                                                    MARKETS FOR         OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE   UNOBSERVABLE
                                                         ASSETS        INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)     (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks                                  $5,465,762,614  $         --      $     --  $5,465,762,614
  Short-Term Investment
     Repurchase Agreement                                    --   230,718,214            --     230,718,214
                                                 --------------  ------------      --------  --------------
Total Investments in Securities                  $5,465,762,614  $230,718,214      $     --  $5,696,480,828
                                                 ==============  ============      ========  ==============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $4,700,393,769)   $5,696,480,828
Receivables:
  Investment securities sold             99,912,438
  Fund shares sold                       28,851,810
  Dividends and interest                  1,699,865
Other assets                                167,171
                                     --------------
     Total assets                     5,827,112,112
                                     --------------

LIABILITIES
---------------------------------------------------
Payables:
  Investment securities purchased        59,217,310
  Fund shares redeemed                    8,440,402
  Manager (See Note 3)                    2,952,450
  Transfer agent (See Note 3)             1,851,629
  NYLIFE Distributors (See Note 3)          609,004
  Shareholder communication                 271,633
  Professional fees                         142,877
  Trustees                                    8,102
  Custodian                                   7,960
Accrued expenses                             11,194
                                     --------------
     Total liabilities                   73,512,561
                                     --------------
Net assets                           $5,753,599,551
                                     ==============

COMPOSITION OF NET ASSETS
---------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    8,621,364
Additional paid-in capital            4,922,281,579
                                     --------------
                                      4,930,902,943
Accumulated net realized loss on
  investments and foreign currency
  transactions                         (173,390,451)
Net unrealized appreciation on
  investments                           996,087,059
                                     --------------
Net assets                           $5,753,599,551
                                     ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $   93,733,097
                                     ==============
Shares of beneficial interest
  outstanding                            14,304,120
                                     ==============
Net asset value per share
  outstanding                        $         6.55
Maximum sales charge (5.50% of
  offering price)                              0.38
                                     --------------
Maximum offering price per share
  outstanding                        $         6.93
                                     ==============
CLASS A
Net assets applicable to
  outstanding shares                 $1,131,967,913
                                     ==============
Shares of beneficial interest
  outstanding                           172,125,618
                                     ==============
Net asset value per share
  outstanding                        $         6.58
Maximum sales charge (5.50% of
  offering price)                              0.38
                                     --------------
Maximum offering price per share
  outstanding                        $         6.96
                                     ==============
CLASS B
Net assets applicable to
  outstanding shares                 $   82,589,960
                                     ==============
Shares of beneficial interest
  outstanding                            13,143,988
                                     ==============
Net asset value and offering price
  per share outstanding              $         6.28
                                     ==============
CLASS C
Net assets applicable to
  outstanding shares                 $  262,798,914
                                     ==============
Shares of beneficial interest
  outstanding                            41,854,685
                                     ==============
Net asset value and offering price
  per share outstanding              $         6.28
                                     ==============
CLASS I
Net assets applicable to
  outstanding shares                 $3,497,858,767
                                     ==============
Shares of beneficial interest
  outstanding                           517,819,468
                                     ==============
Net asset value and offering price
  per share outstanding              $         6.75
                                     ==============
CLASS R1
Net assets applicable to
  outstanding shares                 $  418,253,477
                                     ==============
Shares of beneficial interest
  outstanding                            62,468,782
                                     ==============
Net asset value and offering price
  per share outstanding              $         6.70
                                     ==============
CLASS R2
Net assets applicable to
  outstanding shares                 $  217,002,060
                                     ==============
Shares of beneficial interest
  outstanding                            32,853,365
                                     ==============
Net asset value and offering price
  per share outstanding              $         6.61
                                     ==============
CLASS R3
Net assets applicable to
  outstanding shares                 $   49,395,363
                                     ==============
Shares of beneficial interest
  outstanding                             7,566,376
                                     ==============
Net asset value and offering price
  per share outstanding              $         6.53
                                     ==============





14    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME (LOSS)
--------------------------------------------------
INCOME
     Dividends (a)                    $ 30,135,395
     Interest                               13,489
                                      ------------
       Total income                     30,148,884
                                      ------------
EXPENSES
  Manager (See Note 3)                  32,177,080
  Transfer agent (See Note 3)           10,448,060
  Distribution/Service--Investor
     Class (See Note 3)                    210,536
  Distribution/Service--Class A (See
     Note 3)                             3,506,720
  Distribution/Service--Class B (See
     Note 3)                               849,839
  Distribution/Service--Class C (See
     Note 3)                             2,317,204
  Distribution/Service--Class R2
     (See Note 3)                          415,308
  Distribution/Service--Class R3
     (See Note 3)                          147,336
  Shareholder communication                945,168
  Professional fees                        721,372
  Shareholder service (See Note 3)         466,724
  Registration                             433,564
  Trustees                                 164,555
  Custodian                                103,139
  Miscellaneous                            143,322
                                      ------------
       Total expenses before
          waiver/reimbursement          53,049,927
  Expense waiver/reimbursement from
     Manager (See Note 3)               (2,524,026)
                                      ------------
       Net expenses                     50,525,901
                                      ------------
Net investment loss                    (20,377,017)
                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------
Net realized gain on:
  Security transactions                233,512,456
  Foreign currency transactions                327
                                      ------------
Net realized gain on investments and
  foreign currency transactions        233,512,783
                                      ------------
Net change in unrealized
  appreciation (depreciation) on
  investments                          598,938,004
                                      ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         832,450,787
                                      ------------
Net increase in net assets resulting
  from operations                     $812,073,770
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $259,681.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                       2010            2009
INCREASE IN NET ASSETS
-----------------------------------------------------------
Operations:
 Net investment loss        $   (20,377,017) $   (7,329,702)
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  233,512,783    (221,418,993)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   598,938,004     719,911,021
                            -------------------------------
 Net increase in net
  assets resulting from
  operations                    812,073,770     491,162,326
                            -------------------------------
Capital share
 transactions:
 Net proceeds from sale
  of shares                   3,419,712,225   2,328,749,338
 Net asset value of
  shares issued in
  connection with the
  acquisition of MainStay
  Mid Cap Growth Fund
  (See Note 9)                  159,791,755              --
 Cost of shares redeemed     (2,229,116,588)   (793,865,436)
                            -------------------------------
    Increase in net assets
     derived from capital
     share transactions       1,350,387,392   1,534,883,902
                            -------------------------------
    Net increase in net
     assets                   2,162,461,162   2,026,046,228
NET ASSETS
-----------------------------------------------------------
Beginning of year             3,591,138,389   1,565,092,161
                            -------------------------------
End of year                 $ 5,753,599,551  $3,591,138,389
                            ===============================





16    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INVESTOR CLASS
                                     ------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                                                      THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $  5.53        $  4.70           $  6.63
                                     -------        -------           -------
Net investment loss (a)                (0.04)         (0.03)            (0.03)
Net realized and unrealized gain
  (loss) on investments                 1.06           0.86             (1.90)
                                     -------        -------           -------
Total from investment operations        1.02           0.83             (1.93)
                                     -------        -------           -------
Net asset value at end of period     $  6.55        $  5.53           $  4.70
                                     =======        =======           =======
Total investment return (b)            18.44%         17.66%           (29.11%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                  (0.64%)        (0.62%)           (0.73%)++
  Net expenses                          1.27%          1.45%             1.38% ++
  Expenses (before
     waiver/reimbursement)              1.28%          1.45%             1.39% ++
Portfolio turnover rate                   91%            62%              115%
Net assets at end of period (in
  000's)                             $93,733        $59,499           $46,762




                                                                       CLASS B
                                     ---------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                       2010           2009           2008           2007            2006
Net asset value at beginning of
  period                             $  5.34        $  4.57        $  7.24        $   5.77        $   5.29
                                     -------        -------        -------        --------        --------
Net investment loss (a)                (0.08)         (0.06)         (0.09)          (0.08)          (0.07)
Net realized and unrealized gain
  (loss) on investments                 1.02           0.83          (2.58)           1.55            0.55
                                     -------        -------        -------        --------        --------
Total from investment operations        0.94           0.77          (2.67)           1.47            0.48
                                     -------        -------        -------        --------        --------
Less distributions:
  From net realized gain on
     investments                          --             --             --              --           (0.00)++
                                     -------        -------        -------        --------        --------
Net asset value at end of period     $  6.28        $  5.34        $  4.57        $   7.24        $   5.77
                                     =======        =======        =======        ========        ========
Total investment return (b)            17.60%(d)      16.85%        (36.88%)         25.48%           9.13%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                  (1.38%)        (1.35%)        (1.34%)         (1.34%)         (1.29%)
  Net expenses                          2.02%          2.20%          2.10%           2.11%           2.15%
  Expenses (before
     waiver/reimbursement)              2.03%          2.21%          2.12%           2.18%           2.38%
Portfolio turnover rate                   91%            62%           115%             74%             92%
Net assets at end of period (in
  000's)                             $82,590        $63,327        $65,996        $132,402        $133,330



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total investment return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




18    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                CLASS A
      ------------------------------------------------------------------------------------------



                                        YEAR ENDED OCTOBER 31,
         2010                2009               2008              2007              2006

      $     5.54          $     4.70          $   7.37          $   5.84          $   5.31
      ----------          ----------          --------          --------          --------
           (0.03)              (0.02)            (0.03)            (0.04)            (0.03)
            1.07                0.86             (2.64)             1.57              0.56
      ----------          ----------          --------          --------          --------
            1.04                0.84             (2.67)             1.53              0.53
      ----------          ----------          --------          --------          --------
      $     6.58          $     5.54          $   4.70          $   7.37          $   5.84
      ==========          ==========          ========          ========          ========
           18.77%              17.87%(d)        (36.36%)           26.20%            10.04%

           (0.52%)             (0.43%)           (0.52%)           (0.61%)           (0.53%)
            1.17%               1.21%             1.23%             1.36%             1.40%
            1.18%               1.24%             1.26%             1.43%             1.63%
              91%                 62%              115%               74%               92%
      $1,131,968          $1,662,622          $495,184          $374,978          $200,500



                                            CLASS C
      -----------------------------------------------------------------------------------
                                     YEAR ENDED OCTOBER 31,
        2010              2009              2008             2007             2006

      $   5.33          $   4.57          $  7.23          $  5.77          $  5.29
      --------          --------          -------          -------          -------
         (0.08)            (0.07)           (0.09)           (0.09)           (0.07)
          1.03              0.83            (2.57)            1.55             0.55
      --------          --------          -------          -------          -------
          0.95              0.76            (2.66)            1.46             0.48
      --------          --------          -------          -------          -------

            --                --               --               --            (0.00)++
      --------          --------          -------          -------          -------
      $   6.28          $   5.33          $  4.57          $  7.23          $  5.77
      ========          ========          =======          =======          =======
         17.82%(d)         16.63%(d)       (36.79%)          25.30%            9.13%

         (1.39%)           (1.38%)          (1.41%)          (1.37%)          (1.29%)
          2.02%             2.19%            2.11%            2.11%            2.15%
          2.03%             2.20%            2.12%            2.18%            2.38%
            91%               62%             115%              74%              92%
      $262,799          $174,955          $93,249          $58,119          $18,171




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                           CLASS I
                                     ----------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                        2010              2009             2008            2007            2006
Net asset value at beginning of
  period                             $     5.67        $     4.79        $   7.49        $   5.89        $   5.33
                                     ----------        ----------        --------        --------        --------
Net investment loss (a)                   (0.01)             0.00++         (0.01)          (0.00)++         0.01
Net realized and unrealized gain
  (loss) on investments                    1.09              0.88           (2.69)           1.60            0.55
                                     ----------        ----------        --------        --------        --------
Total from investment operations           1.08              0.88           (2.70)           1.60            0.56
                                     ----------        ----------        --------        --------        --------
Less distributions:
  From net realized gain on
     investments                             --                --              --              --           (0.00)++
                                     ----------        ----------        --------        --------        --------
Net asset value at end of period     $     6.75        $     5.67        $   4.79        $   7.49        $   5.89
                                     ==========        ==========        ========        ========        ========
Total investment return (b)               19.05%(d)         18.37%         (36.05%)         27.16%          10.56%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                     (0.23%)            0.00%(e)       (0.08%)         (0.01%)          0.11%
  Net expenses                             0.85%             0.82%           0.79%           0.76%           0.75%
  Expenses (before
     waiver/reimbursement)                 0.94%             0.99%           0.94%           0.91%           0.98%
Portfolio turnover rate                      91%               62%            115%             74%             92%
Net assets at end of period (in
  000's)                             $3,497,859        $1,341,715        $761,458        $524,485        $259,588



                                                                      CLASS R2
                                     -------------------------------------------------------------------------



                                                               YEAR ENDED OCTOBER 31,
                                       2010            2009            2008          2007          2006
Net asset value at beginning of
  period                             $   5.57        $   4.72        $  7.40        $ 5.84        $ 5.30
                                     --------        --------        -------        ------        ------
Net investment loss (a)                 (0.04)          (0.02)         (0.03)        (0.02)        (0.01)
Net realized and unrealized gain
  (loss) on investments                  1.08            0.87          (2.65)         1.58          0.55
                                     --------        --------        -------        ------        ------
Total from investment operations         1.04            0.85          (2.68)         1.56          0.54
                                     --------        --------        -------        ------        ------
Less distributions:
  From net realized gain on
     investments                           --              --             --            --         (0.00)++
                                     --------        --------        -------        ------        ------
Net asset value at end of period     $   6.61        $   5.57        $  4.72        $ 7.40        $ 5.84
                                     ========        ========        =======        ======        ======
Total investment return (b)             18.67%          18.01%        (36.22%)       26.71%        10.25%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                   (0.66%)         (0.45%)        (0.46%)       (0.37%)       (0.24%)
  Net expenses                           1.28%           1.24%          1.14%         1.11%         1.10%
  Expenses (before
     waiver/reimbursement)               1.29%           1.35%          1.29%         1.27%         1.33%
Portfolio turnover rate                    91%             62%           115%           74%           92%
Net assets at end of period (in
  000's)                             $217,002        $113,942        $35,410        $4,154        $    9



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total investment return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)  Less than one-hundredth of a percent.




20    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           CLASS R1
      ----------------------------------------------------------------------------------
                                    YEAR ENDED OCTOBER 31,
        2010              2009              2008             2007            2006

      $   5.63          $   4.76          $  7.45          $  5.87          $ 5.31
      --------          --------          -------          -------          ------
         (0.02)            (0.01)           (0.01)           (0.01)           0.00++
          1.09              0.88            (2.68)            1.59            0.56
      --------          --------          -------          -------          ------
          1.07              0.87            (2.69)            1.58            0.56
      --------          --------          -------          -------          ------

            --                --               --               --           (0.00)++
      --------          --------          -------          -------          ------
      $   6.70          $   5.63          $  4.76          $  7.45          $ 5.87
      ========          ========          =======          =======          ======
         19.01%            18.28%          (36.11%)          26.92%          10.60%

         (0.35%)           (0.19%)          (0.16%)          (0.19%)          0.03%
          0.97%             0.98%            0.88%            0.85%           0.85%
          1.04%             1.09%            1.03%            1.01%           1.08%
            91%               62%             115%              74%             92%
      $418,253          $161,642          $62,344          $57,460          $3,163



                                            CLASS R3
      ------------------------------------------------------------------------------------
                                                                          APRIL 28,
                                                                            2006**
                                                                           THROUGH
                        YEAR ENDED OCTOBER 31,                           OCTOBER 31,
        2010             2009             2008            2007               2006

      $  5.52          $  4.69          $  7.37          $ 5.83             $ 5.74
      -------          -------          -------          ------             ------
        (0.06)           (0.03)           (0.05)          (0.04)             (0.01)
         1.07             0.86            (2.63)           1.58               0.10
      -------          -------          -------          ------             ------
         1.01             0.83            (2.68)           1.54               0.09
      -------          -------          -------          ------             ------

           --               --               --              --                 --
      -------          -------          -------          ------             ------
      $  6.53          $  5.52          $  4.69          $ 7.37             $ 5.83
      =======          =======          =======          ======             ======
        18.30%           17.70%          (36.36%)         26.42%              1.57%(c)

        (0.92%)          (0.70%)          (0.77%)         (0.66%)            (0.47%)++
         1.53%            1.49%            1.40%           1.35%              1.37% ++
         1.54%            1.59%            1.56%           1.51%              1.63% ++
           91%              62%             115%             74%                92%
      $49,395          $13,436          $ 4,689          $  117             $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced operations on March 31, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days

22    MainStay Large Cap Growth Fund
or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.


                                                   mainstayinvestments.com    23

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Winslow Capital Management, Inc. ("Winslow" or "Subadvisor"), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The management fee is an annual percentage of the Fund's average daily net assets plus a fee for fund accounting services previously furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million, and 0.01% in excess of $100 million. Effective August 1, 2010, New York Life Investments has contractually agreed to waive a portion of its management fee based on the Fund's average daily net assets, so that the management fee does not exceed 0.750% up to $500 million; 0.725% from $500 million to $750 million; 0.700% from $750 million to $2 billion; 0.650% from $2 billion to $3 billion; 0.600% from $3 billion to $7 billion; and 0.575% in excess of $7 billion. Without this fee waiver, the actual fee would be 0.800% up to $250 million; 0.750% from $250 million to $500 million; 0.725% from $500 million to $750 million; 0.700% from $750 million to $2 billion; 0.650% from $2 billion to $3 billion; 0.600% from $3 billion to $7 billion; and 0.575% in excess of $7 billion.

Prior to August 1, 2010, the Manager had contractually agreed to waive a portion of its management fee based on the Fund's average daily net assets, so that the management fee did not exceed 0.750% up to $500 million; 0.725% from $500 million to $750 million; 0.700% from $750 million to $2 billion; 0.650% from $2 billion to $3 billion; and 0.600% in excess of $3 billion. Without this fee waiver, the actual fee would have been 0.800% up to $250 million; 0.750% from $250 million to $500 million; 0.725% from $500 million to $750 million; 0.700% from $750 million to $2 billion; 0.650% from $2 billion to $3 billion; and 0.600% in excess of $3 billion.

Effective February 26, 2010, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses of the Class I shares so that the total ordinary operating expenses of the Class I shares do not exceed 0.85% of its average daily net assets. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

At the December 15, 2010, Board of Trustees meeting, the Board approved a revision to the current written expense limitation agreement on Class I shares increasing the expense limitation from 0.85% to 0.88% of its average daily net assets effective March 1, 2011. This revised expense limitation agreement expires on February 28, 2012.

Effective August 1, 2010, the Manager voluntarily agreed to waive a portion of its management fee based on the Fund's average daily net assets, so that it does not exceed 0.72% up to $500 million, 0.70% from $500 million to $2 billion, 0.65% from $2 billion to $3 billion, 0.60% from $3 billion to $7 billion, and 0.575% in excess of $7 billion. This voluntary waiver may be discontinued at any time.

For the period from July 1, 2010 through July 31, 2010, the Manager voluntarily agreed to waive a portion of its management fee based on the Fund's average daily net assets, so that it did not exceed 0.72%

24    MainStay Large Cap Growth Fund
up to $500 million, 0.70% from $500 million to $2 billion, 0.65% from $2 billion to $3 billion, and 0.60% in excess of $3 billion.

Additionally, effective April 1, 2010, New York Life Investments agreed to further voluntarily waive or reimburse the expenses of Class R1 shares of the Fund so that the total ordinary operating expenses of Class R1 shares do not exceed 0.95% of its average daily net assets. This additional voluntary waiver or reimbursement may be discontinued at any time. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

For the period August 1, 2009 through February 25, 2010, New York Life Investments had agreed to voluntarily waive or reimburse the expenses of the Class I shares of the Fund so that the total ordinary operating expenses of Class I shares did not exceed 0.85% of its average daily net assets.

Effective November 13, 2009, the Manager agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.47%; Class A, 1.24%; Class B, 2.22%; Class C, 2.22%; Class R1, 1.09%; Class R2, 1.34%; Class R3, 1.59%. This
voluntary waiver or reimbursement expired on November 12, 2010.

The effective management fee rate (exclusive of any applicable waiver/reimbursement) was 0.67% for the year ended October 31, 2010, inclusive of the effective fund accounting services fee rate of 0.01% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $32,177,080 and waived/reimbursed its fees in the amount of $2,524,026.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2010, were as follows:

Class R1                               $271,134
-----------------------------------------------
Class R2                                166,123
-----------------------------------------------
Class R3                                 29,467
-----------------------------------------------



(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $30,381 and $103,798, respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $250, $7,104, $131,928 and $48,192, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:



                                                   mainstayinvestments.com    25

Investor Class                        $  254,512
------------------------------------------------
Class A                                2,835,447
------------------------------------------------
Class B                                  257,216
------------------------------------------------
Class C                                  699,391
------------------------------------------------
Class I                                5,410,236
------------------------------------------------
Class R1                                 577,357
------------------------------------------------
Class R2                                 350,645
------------------------------------------------
Class R3                                  63,256
------------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $   485  0.0%++
------------------------------------------------
Class B                               2,606  0.0++
------------------------------------------------
Class C                               2,842  0.0++
------------------------------------------------
Class I                               5,127  0.0++
------------------------------------------------
Class R1                              2,776  0.0++
------------------------------------------------
Class R2                             24,043  0.0++
------------------------------------------------
Class R3                             20,265  0.0++
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $165,123.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

               ACCUMULATED
                   CAPITAL          OTHER        UNREALIZED           TOTAL
 ORDINARY        AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
   INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
      $--    $(154,768,788)           $--      $977,465,396    $822,696,608
--------------------------------------------------------- -----------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and class action payment basis adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment loss, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2010 were not affected.

                      ACCUMULATED NET
 UNDISTRIBUTED NET           REALIZED
        INVESTMENT     GAIN (LOSS) ON          ADDITIONAL
     INCOME (LOSS)        INVESTMENTS    PAID-IN CAPITAL
       $20,377,017              $(327)       $(20,376,690)
------------------------------------------- -------------



The reclassifications for the Fund are primarily due to net operating loss adjustment.

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $154,768,788 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The fund acquired $30,146,396 of capital losses in its reorganization with MainStay Mid Cap Growth Fund (see Note 9). Use of these losses may be limited due to the provisions of IRC section 382. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016               29,684
           2018              125,085
---------------------------------- -----
          Total             $154,769
---------------------------------- -----



The Fund utilized $205,646,227 of capital loss carryforwards during the year ended October 31, 2010.

NOTE 5-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of

26    MainStay Large Cap Growth Fund

0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 7-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $5,199,859 and $4,167,983, respectively.

NOTE 8-CAPITAL SHARE TRANSACTIONS

 INVESTOR CLASS                                           SHARES           AMOUNT
Year ended October 31, 2010:
Shares sold                                            1,932,367  $    11,572,868
Shares issued in connection with the acquisition
  of MainStay Mid Cap Growth Fund                      3,386,751       19,791,497
Shares redeemed                                       (2,483,675)     (14,964,700)
                                                    -----------------------------
Net increase (decrease) in shares outstanding
  before conversion                                    2,835,443       16,399,665
Shares converted into Investor Class (See Note 1)      1,492,520        9,001,568
Shares converted from Investor Class (See Note 1)       (791,645)      (4,854,135)
                                                    -----------------------------
Net increase (decrease)                                3,536,318  $    20,547,098
                                                    =============================
Year ended October 31, 2009:
Shares sold                                            1,185,220  $     5,644,897
Shares redeemed                                       (1,705,493)      (7,937,171)
                                                    -----------------------------
Net increase (decrease) in shares outstanding
  before conversion                                     (520,273)      (2,292,274)
Shares converted into Investor Class (See Note 1)      1,857,003        8,371,723
Shares converted from Investor Class (See Note 1)       (527,203)      (2,871,796)
                                                    -----------------------------
Net increase (decrease)                                  809,527  $     3,207,653
                                                    =============================


 CLASS A                                                  SHARES           AMOUNT

Year ended October 31, 2010:

Shares sold                                          128,527,725  $   779,814,687

Shares issued in connection with the acquisition
  of MainStay Mid Cap Growth Fund (See Note 9)         8,038,446       47,121,371

Shares redeemed                                     (138,173,317)    (829,703,361)
                                                    -----------------------------


Net increase (decrease) in shares outstanding
  before conversion                                   (1,607,146)      (2,767,303)

Shares converted into Class A (See Note 1)             1,496,793        9,168,843

Shares converted from Class A (See Note 1)              (135,024)        (858,202)

Shares converted from Class A (a)                   (127,598,219)    (763,037,350)
                                                    -----------------------------


Net increase (decrease)                             (127,843,596) $  (757,494,012)
                                                    =============================


Year ended October 31, 2009:

Shares sold                                          275,635,598  $ 1,335,246,033

Shares redeemed                                      (81,829,122)    (394,226,769)
                                                    -----------------------------


Net increase (decrease) in shares outstanding
  before conversion                                  193,806,476      941,019,264

Shares converted into Class A (See Note 1)             1,232,481        6,168,378

Shares converted from Class A (See Note 1)              (511,877)      (2,276,447)
                                                    -----------------------------


Net increase (decrease)                              194,527,080  $   944,911,195
                                                    =============================



 CLASS B                                                  SHARES           AMOUNT

Year ended October 31, 2010:

Shares sold                                            1,444,554  $     8,380,865

Shares issued in connection with the acquisition
  of MainStay Mid Cap Growth Fund (See Note 9)         4,574,534       25,819,585

Shares redeemed                                       (2,589,950)     (14,962,818)
                                                    -----------------------------


Net increase (decrease) in shares outstanding
  before conversion                                    3,429,138       19,237,632

Shares converted from Class B (See Note 1)            (2,148,217)     (12,458,074)
                                                    -----------------------------


Net increase (decrease)                                1,280,921  $     6,779,558
                                                    =============================


Year ended October 31, 2009:

Shares sold                                            2,203,717  $    10,281,855

Shares redeemed                                       (2,666,211)     (11,904,756)
                                                    -----------------------------


Net increase (decrease) in shares outstanding
  before conversion                                     (462,494)      (1,622,901)

Shares converted from Class B (See Note 1)            (2,114,416)      (9,391,858)
                                                    -----------------------------


Net increase (decrease)                               (2,576,910) $   (11,014,759)
                                                    =============================




                                                   mainstayinvestments.com    27

 CLASS C                                                  SHARES           AMOUNT

Year ended October 31, 2010:

Shares sold                                           13,481,864  $    78,628,907

Shares issued in connection with the acquisition
  of MainStay Mid Cap Growth Fund (See Note 9)         3,234,360       18,242,438

Shares redeemed                                       (7,658,734)     (44,126,088)
                                                    -----------------------------


Net increase (decrease)                                9,057,490  $    52,745,257
                                                    =============================


Year ended October 31, 2009:

Shares sold                                           18,526,032  $    87,677,031

Shares redeemed                                       (6,146,430)     (27,887,032)
                                                    -----------------------------


Net increase (decrease)                               12,379,602  $    59,789,999
                                                    =============================



 CLASS I                                                  SHARES           AMOUNT

Year ended October 31, 2010:

Shares sold                                          337,077,971  $ 2,090,206,271

Shares issued in connection with the acquisition
  of MainStay Mid Cap Growth Fund (See Note 9)         7,929,625       47,583,301

Shares redeemed                                     (188,366,547)  (1,191,234,384)
                                                    -----------------------------


Net increase in shares outstanding before
  conversion                                         156,641,049      946,555,188

Shares converted into Class I (a)                    124,679,262      763,037,350
                                                    -----------------------------


Net increase (decrease)                              281,320,311  $ 1,709,592,538
                                                    =============================


Year ended October 31, 2009:

Shares sold                                          139,522,030  $   689,831,159

Shares redeemed                                      (62,000,780)    (302,994,049)
                                                    -----------------------------


Net increase (decrease)                               77,521,250  $   386,837,110
                                                    =============================



 CLASS R1                                                 SHARES           AMOUNT

Year ended October 31, 2010:

Shares sold                                           42,545,314  $   266,876,856

Shares redeemed                                       (8,788,622)     (54,406,256)
                                                    -----------------------------


Net increase (decrease)                               33,756,692  $   212,470,600
                                                    =============================


Year ended October 31, 2009:

Shares sold                                           20,960,751  $   102,212,398

Shares redeemed                                       (5,343,626)     (25,555,494)
                                                    -----------------------------


Net increase (decrease)                               15,617,125  $    76,656,904
                                                    =============================



 CLASS R2                                                 SHARES           AMOUNT

Year ended October 31, 2010:

Shares sold                                           23,530,284  $   142,391,393

Shares issued in connection with the acquisition
  of MainStay Mid Cap Growth Fund (See Note 9)            16,271           95,806

Shares redeemed                                      (11,158,233)     (67,466,373)
                                                    -----------------------------


Net increase (decrease)                               12,388,322  $    75,020,826
                                                    =============================


Year ended October 31, 2009:

Shares sold                                           16,720,843  $    86,609,987

Shares redeemed                                       (3,758,852)     (19,248,645)
                                                    -----------------------------


Net increase (decrease)                               12,961,991  $    67,361,342
                                                    =============================



 CLASS R3                                                 SHARES           AMOUNT

Year ended October 31, 2010:

Shares sold                                            6,977,919  $    41,840,378

Shares issued in connection with the acquisition
  of MainStay Mid Cap Growth Fund (See Note 9)           194,952        1,137,757

Shares redeemed                                       (2,041,081)     (12,252,608)
                                                    -----------------------------


Net increase (decrease)                                5,131,790  $    30,725,527
                                                    =============================


Year ended October 31, 2009:

Shares sold                                            2,248,906  $    11,245,978

Shares redeemed                                         (814,674)      (4,111,520)
                                                    -----------------------------


Net increase (decrease)                                1,434,232  $     7,134,458
                                                    =============================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   - All Class B and C shares are ineligible for a voluntary conversion.

    These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

    An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 9-FUND ACQUISITION

At a meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Growth Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Growth Fund approved this reorganization on November 5, 2009, which was then completed on November 12, 2009. The aggregate net assets of the Fund immediately before the acquisition were $3,824,302,830 and the combined net assets after the acquisition were $3,984,094,585.



28    MainStay Large Cap Growth Fund

The acquisition was accomplished by a tax-free exchange of the following:

MAINSTAY MID CAP GROWTH FUND      SHARES       VALUE
Investor Class                 2,057,499  $19,791,497
-----------------------------------------------------
Class A                        4,876,777   47,121,371
-----------------------------------------------------
Class B                        2,883,066   25,819,585
-----------------------------------------------------
Class C                        2,037,533   18,242,438
-----------------------------------------------------
Class I                        4,841,458   47,583,301
-----------------------------------------------------
Class R2                           9,945       95,806
-----------------------------------------------------
Class R3                         118,906    1,137,757
-----------------------------------------------------



In exchange for the MainStay Mid Cap Growth Fund shares and net assets, the Fund issued 3,386,751 Investor Class Shares; 8,038,446 Class A shares; 4,574,534 Class B shares; 3,234,360 Class C shares; 7,929,625 Class I shares; 16,271 Class R2 shares; and 194,952 Class R3 shares.

MainStay Mid Cap Growth Fund's net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, and accumulated net realized loss and undistributed net investment loss:

                                                                                     ACCUMULATED  UNDISTRIBUTED
                                                 TOTAL                                       NET            NET
                                                   NET       CAPITAL    UNREALIZED      REALIZED     INVESTMENT
                                                ASSETS         STOCK  APPRECIATION          LOSS          LOSS
MainStay Mid Cap Growth Fund              $159,791,755  $184,410,583    $5,535,410  $(30,146,396)       $(7,842)
---------------------------------------------------------------------------------------------------------------



Assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended October 31, 2010, would be as follows:

Net investment loss                  $(19,862,898)
Net gain on investments              $840,976,042
Net increase in net assets
  resulting from operations          $821,113,144


Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Mid Cap Growth Fund that have been included in the Fund's Statement of Operations since November 12, 2009.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Mid Cap Growth Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 10-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the extension of the expense limitation agreement as disclosed in Note 3(A) to these financial statements.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


30    MainStay Large Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Large Cap Growth Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management Inc. ("Winslow") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and Winslow on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Winslow; (ii) the investment performance of the Fund, New York Life Investments and Winslow; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and by Winslow as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND WINSLOW

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing Winslow's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that Winslow provides to the Fund. The Board evaluated Winslow's experience in serving as subadviser to the Fund and managing other portfolios. It examined Winslow's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow, and Winslow's overall legal and compliance environment. The Board also reviewed Winslow's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the

                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)



Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and Winslow's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND WINSLOW

The Board considered the costs of the services provided by New York Life Investments and Winslow under the Agreements, and the profits realized by New York Life Investments, its affiliates and Winslow due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates and Winslow due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, although the Board did not receive specific profitability information from Winslow, the Board considered representations from Winslow and New York Life Investments that the subadvisory fee paid by New York Life Investments to Winslow for services provided to the Fund was the result of arm's-length negotiations. Because Winslow is not affiliated with New York Life Investments, and Winslow's fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to Winslow in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also requested and received information from Winslow and New York Life Investments concerning other business relationships between Winslow and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.


32    MainStay Large Cap Growth Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Winslow due to their relationships with the Fund supported the Board's determination to approve the Agreements. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the Fund are the result of arm's-length negotiations between New York Life Investments and Winslow, and are based on subadvisory fees paid to Winslow by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Winslow are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses. The Board took note of New York Life Investments' agreement to institute a new contractual management fee breakpoint for the Fund, and its commitment to voluntarily reimburse expenses of the Fund so that the Fund will benefit from a recent reduction in subadvisory fees paid by New York Life Investments to Winslow.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Winslow about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.


                                                   mainstayinvestments.com    33

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)


CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


34    MainStay Large Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    35

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


36    MainStay Large Cap Growth Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    37

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


38    MainStay Large Cap Growth Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


40    MainStay Large Cap Growth Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A021107 MS333-10                                         MSLG11-12/10
                                                                              31

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY MAP FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

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MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   12
---------------------------------------------
Financial Statements                       17
---------------------------------------------
Notes to Financial Statements              24
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            32
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  33
---------------------------------------------
Federal Income Tax Information             36
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        36
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       36
---------------------------------------------
Board Members and Officers                 37
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS I SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.



(LINE GRAPH)

                      MAINSTAY MAP
                       FUND CLASS     RUSSELL 3000(R)    S&P 500(R)
                        I SHARES           INDEX            INDEX
                      ------------    ---------------    ----------
10/31/00                  10000            10000            10000
                           9794             7483             7510
                           8545             6409             6375
                          11105             7927             7701
                          12752             8681             8427
                          14531             9602             9508
                          17032            11173            10659
                          19926            12797            12211
                          12635             8113             7803
                          14451             8992             8568
10/31/10                  16800            10641             9983




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 5.5% Initial Sales Charge                     With sales charges           9.39%        1.39%
                                                                                  Excluding sales charges     15.75         2.55
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 5.5% Initial Sales Charge                     With sales charges           9.62         1.49
                                                                                  Excluding sales charges     16.00         2.65
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges           9.93         1.46
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges     14.93         1.77
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges          13.89         1.77
                            if Redeemed Within One Year of Purchase               Excluding sales charges     14.89         1.77
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares              No Sales Charge                                                                   16.26         2.94
-----------------------------------------------------------------------------------------------------------------------------------
Class R1 Shares(4)          No Sales Charge                                                                   16.12         2.82
-----------------------------------------------------------------------------------------------------------------------------------
Class R2 Shares(4)          No Sales Charge                                                                   15.88         2.60
-----------------------------------------------------------------------------------------------------------------------------------
Class R3 Shares(5)          No Sales Charge                                                                   15.60         2.32
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      4.37%        1.50%
                              4.97         1.50
-------------------------------------------------
Class A Shares                4.42         1.29
                              5.02         1.29
-------------------------------------------------
Class B Shares                4.17         2.26
                              4.17         2.26
-------------------------------------------------
Class C Shares                4.17         2.25
                              4.17         2.25
-------------------------------------------------
Class I Shares                5.33         1.04
-------------------------------------------------
Class R1 Shares(4)            5.20         1.14
-------------------------------------------------
Class R2 Shares(4)            4.96         1.38
-------------------------------------------------
Class R3 Shares(5)            4.67         1.63
-------------------------------------------------






1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense rations disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, includes the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been lower.
5. Performance figures for Class R3 shares, which were first offered on April 28, 2006, includes the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.



THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                      ONE      FIVE      TEN
                                          YEAR     YEARS     YEARS
Russell 3000(R) Index(6)                 18.34%    2.08%     0.62%
------------------------------------------------------------------
S&P 500(R) Index(7)                      16.52     1.73     -0.02
------------------------------------------------------------------
Average Lipper Large-Cap Core Fund(8)    14.47     1.48      0.26
------------------------------------------------------------------







6. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Russell 3000(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is the Fund's secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay MAP Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
-------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES               $1,000.00       $1,011.90        $ 7.15         $1,018.10         $ 7.17
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,012.90        $ 6.09         $1,019.20         $ 6.11
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,008.40        $10.93         $1,014.30         $10.97
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,008.00        $10.93         $1,014.30         $10.97
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,014.40        $ 4.82         $1,020.40         $ 4.84
-------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES                     $1,000.00       $1,013.90        $ 5.33         $1,019.90         $ 5.35
-------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                     $1,000.00       $1,012.60        $ 6.59         $1,018.70         $ 6.61
-------------------------------------------------------------------------------------------------------------
CLASS R3 SHARES                     $1,000.00       $1,011.20        $ 7.86         $1,017.40         $ 7.88
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.41% for Investor Class, 1.20% for Class A, 2.16% for Class B and Class C, 0.95% for Class I, 1.05% for Class R1, 1.30% for Class R2 and 1.55% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)


Oil, Gas & Consumable Fuels            11.7%
Pharmaceuticals                         8.2
Beverages                               5.5
Insurance                               5.2
Commercial Banks                        5.1
Capital Markets                         4.8
Media                                   3.9
Aerospace & Defense                     3.0
Internet Software & Services            2.9
Software                                2.8
Communications Equipment                2.7
Health Care Equipment & Supplies        2.6
Industrial Conglomerates                2.6
Specialty Retail                        2.3
Chemicals                               2.2
Computers & Peripherals                 2.1
Metals & Mining                         1.8
Auto Components                         1.7
Diversified Financial Services          1.7
Electric Utilities                      1.7
Hotels, Restaurants & Leisure           1.7
Wireless Telecommunication Services     1.7
Consumer Finance                        1.5
Semiconductors & Semiconductor
  Equipment                             1.4
IT Services                             1.3
Food & Staples Retailing                1.2
Diversified Telecommunication
  Services                              1.1
Electronic Equipment & Instruments      1.0
Biotechnology                           0.9
Health Care Providers & Services        0.9
Diversified Consumer Services           0.7
Machinery                               0.7
Real Estate Investment Trusts           0.7
Electrical Equipment                    0.6
Energy Equipment & Services             0.6
Air Freight & Logistics                 0.5
Household Products                      0.5
Internet & Catalog Retail               0.5
Multi-Utilities                         0.5
Real Estate Management & Development    0.5
Road & Rail                             0.5
Trading Companies & Distributors        0.5
Commercial Services & Supplies          0.4
Construction & Engineering              0.4
Food Products                           0.4
Gas Utilities                           0.4
Airlines                                0.3
Automobiles                             0.3
Construction Materials                  0.3
Independent Power Producers & Energy
  Traders                               0.3
Multiline Retail                        0.3
Marine                                  0.1
Paper & Forest Products                 0.1
Thrifts & Mortgage Finance              0.1
Office Electronics                      0.0++
Short-Term Investment                   2.5
Other Assets, Less Liabilities          0.1
                                      -----
                                      100.0%
                                      =====



See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  PepsiCo., Inc.
    2.  ConocoPhillips
    3.  Microsoft Corp.
    4.  Coca-Cola Co. (The)
    5.  Pfizer, Inc.
    6.  Wells Fargo & Co.
    7.  Merck & Co., Inc.
    8.  Marathon Oil Corp.
    9.  Occidental Petroleum Corp.
   10.  Vodafone Group PLC, Sponsored ADR





8    MainStay MAP Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio managers Michael J. Mullarkey, Roger Lob and Christopher Mullarkey of the Fund's Co-Subadvisor Markston International LLC and by portfolio managers Thomas R. Wenzel, CFA, and Jerrold K. Senser, CFA, of the Fund's Co-Subadvisor Institutional Capital LLC (ICAP).

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay MAP Fund returned 15.75% for Investor Class shares, 16.00% for Class A shares, 14.93% for Class B shares and 14.89% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 16.26%, Class R1 shares returned 16.12%, Class R2 shares returned 15.88% and Class R3 shares returned 15.60%. All share classes outperformed the 14.47% return of the average Lipper(1) large-cap core fund for the same time period. All share classes underperformed the 18.34% return of the Russell 3000(R) Index(2) and the 16.52% return of the S&P 500(R) Index for the 12 months ended October 31, 2010. The Russell 3000(R) Index is the Fund's broad-based securities-market index. The S&P 500(R) Index(3) is a secondary benchmark of the Fund. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Markston International
During the reporting period, the performance of our portion of the Fund relative to the Russell 3000(R) Index resulted primarily from individual stock selection. In addition, we estimate that underweight positions relative to the Russell 3000(R) Index in telecommunication services and health care in our portion of the Fund, combined with slightly overweight positions relative to the Index in energy and materials, helped relative performance in our portion of the Fund.

ICAP
In our portion of the Fund that invests in U.S. equities, stock selection in several sectors was the key driver of performance relative to the S&P 500(R) Index. Positive stock selection in the industrials, energy and materials sectors contributed positively to relative performance. Stock selection in the health care, consumer staples and information technology sectors detracted from performance relative to the S&P 500(R) Index.

In the portion of the Fund that invests in global stocks, the strongest-performing sectors on an absolute basis were industrials, consumer durables and materials. The weakest-performing sectors were utilities, energy and consumer staples.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE, AND WHICH SECTORS WERE PARTIC-ULARLY WEAK?

Markston International
In our portion of the Fund, the strongest-contributing sectors relative to the Russell 3000(R) Index were consumer discre-tionary, information technology and industrials. Since our portion of the Fund was slightly underweight in these sectors, the positive contribution came from favorable stock selection. The weakest-contributing sectors on a relative basis were telecommunication services, consumer staples and utilities.

ICAP
In our portion of the Fund that invests in domestic equities, industrials was the strongest-contributing sector relative to the S&P 500(R) Index, followed by energy and materials. Stock selection was the primary driver in each case, as our holdings outperformed those of the Index. Despite positive absolute returns, health care, consumer staples and information technology were the weakest-contributing sectors to performance relative to the S&P 500(R) Index in this portion of the Fund. Stock selection was the primary driver in these cases as well.

In our portion of the Fund that invests in global equities, industrials, consumer durables and materials were the strongest-contributing sectors on an absolute basis. The weakest-contributing sectors on an absolute basis were utilities, energy and consumer staples.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Markston International
Strong contributors in our portion of the Fund included media company Liberty Media, computers & peripherals company Apple and chemical company E.I. du Pont de Nemours. Liberty Media has a 40% ownership stake in Sirius XM Radio, which experienced increased subscriber growth during the reporting period. Apple performed well on continued growth in its iPhone and applications business, while rolling out the iPad to eager early adopters. E.I du Pont de Nemours benefited from stronger-than-expected earnings, as a result of low raw-material costs in its chemical business and market share gains in the company's seed business. The company also offered an above average dividend yield.

Stocks that detracted from performance included financial holding company Bank of America, regional brokerage firm Jefferies Group and pharmacy and benefits manager CVS Caremark. Bank of America generated negative returns during the reporting period, largely because investors feared that the company might have to buy back underperforming mortgages at 100 cents on the dollar. Jefferies Group, a firm that did not require assistance from the Troubled Asset Relief Program (TARP), produced a slightly negative return during the reporting period, despite having almost no exposure to bad mortgages. Over the 12-month reporting period, the company increased its head count rapidly in anticipation of a return to a more robust

1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Russell 3000(R) Index.
3. See footnote on page 6 for more information on the S&P 500(R) Index.

                                                    mainstayinvestments.com    9
economic environment. We attributed CVS Caremark's falling stock price to high unemployment, which led to reduced foot traffic in the company's retail pharmacies.

ICAP
During the reporting period, the strongest contributors to absolute performance in our domestic equity portion of the Fund included gold miner and producer Newmont Mining, engine and power-systems manufacturer Cummins and automotive systems and building control systems manufacturer Johnson Controls. Newmont Mining performed well as the continued high price of gold contributed to higher revenues and margins for the company. Cummins benefited as the recovering economy unleashed pent-up demand for its diesel engines, both domestically and in emerging markets. Johnson Controls benefited from improved demand for automobiles and increasing interest in building efficiency. Newmont Mining and Johnson Controls remained in our domestic equity portion of the Fund at the end of the period, while Cummins was sold when it reached our price target.

In our domestic equity portion of the Fund, stocks that detracted from performance included pharmacy retailer and benefits manager CVS Caremark, networking equipment provider Cisco Systems and technology hardware and services company Hewlett-Packard. We attributed CVS Caremark's underperformance to disappointing sales and slow-to-materialize integration gains from the merger of CVS and Caremark. We sold the stock from our domestic equity portion of the Fund during the reporting period. Hewlett-Packard was also sold from our domestic equity portion of the Fund, as the departure of the company's Chief Executive Officer called into question Hewlett-Packard's ability to continue to improve margins and growth through cost-cutting and restructuring. Cisco Systems remained in our domestic equity portion of the Fund at the end of the period, as we still believe the stock is attractive.

In our portion of the Fund that invests in global equities, the stocks that made the greatest contributions to absolute performance included cable network owner Viacom, global wireless carrier Vodafone and global fertilizer company Yara International. Viacom was helped by several factors, including better ratings in a number of its cable networks, higher affiliate fees and a stronger advertising market. Vodafone benefited from European market improvements and from the increasing potential for restructuring action that could enhance shareholder value. Yara International performed well, as high grain prices prompted farmers to use more fertilizer in order to maximize yields. This led to improved results for the company, as pricing remained strong. All three of these stocks remained in the global equity portion of the Fund at the end of the reporting period.

In our portion of the Fund that invests in global equities, the largest individual detractors from absolute performance included integrated oil & gas company BP, water and waste management company Suez Environnement and French retail and investment bank Societe Generale. BP's stock price fell as liability from the Gulf of Mexico oil spill weighed on the company. Suez Environnement showed weak performance as the economic downturn impaired the company's ability to grow revenue in its waste management business. Asset write-downs also continued to hurt Societe Generale's results. All three of these stocks were sold from our global equity portion of the Fund during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Markston International
During the reporting period, we initiated positions in seed technology company Monsanto and data storage device maker STEC. We purchased Monsanto when we thought its shares were attractively priced and poised to benefit from positive data on its new SmartStax technology in corn. We added STEC to our portion of the Fund in anticipation of large orders from original equipment manufacturers. In addition, after a period of slow order growth in 2009, we saw evidence that the company's orders were once again increasing.

We quickly sold our position in oil, gas & consumable fuels company BP after the company announced that it was having difficulty fixing the Gulf of Mexico oil spill. We eliminated our position in Sun Microsystems when the company was purchased by Oracle.

ICAP
During a period characterized by an ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we continued to look for stocks that have both attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

In our domestic and global portions of the Fund, we added integrated oil firm ConocoPhillips. We believed that the stock was attractively valued and that management was focused on improving returns by divesting underperforming assets, cutting costs and capital expenditures and using free cash to reduce debt and repurchase shares. We also added insurance carrier Aflac to our domestic and global portions of the Fund. We believed that the firm's investment portfolio performance and its sales in Japan would exceed expectations. In our global equity portion of the Fund, we added Bridgestone, the world's largest tire supplier, on our belief that pent-up demand would be unleashed in both the replacement and original equipment markets and could result in improved sales growth and margins for the company. In our domestic and global portions of the Fund, we also bought Microsoft, the world's largest software company. We felt that the rapid adoption of the company's new operating system, Windows 7, and other applications during a potentially large spending cycle to refresh enterprise technology could enhance Microsoft's earnings power.

In our domestic and global portions of the Fund, we elimi- nated financial services provider Capital One Financial and

10    MainStay MAP Fund
semiconductor manufacturer Intel. Both were sold when we found other stocks that we felt had greater potential upside and were more attractive on a relative-valuation basis. In our global equity portion of the Fund, we sold Saipem, an Italian firm that specializes in construction and drilling for the oil and gas industry worldwide. The stock was sold when it achieved our price target.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Markston International
In our portion of the Fund, we reduced our cash position and added to our exposure in the consumer discretionary and technology sectors. During the reporting period, we slightly reduced our overweight position relative to the Russell 3000(R) Index in the financials sector.

ICAP
In our portion of the Fund that invests in domestic equities, we increased sector weightings relative to the S&P 500(R) Index in energy and information technology. In energy, the increase moved our domestic equity portion of the Fund from an under- weight position relative to the S&P 500(R) Index to an over-weight position. Even after the increase, our domestic equity portion of the Fund remained underweight relative to the S&P 500(R) Index in information technology.

Over the same period, our domestic equity portion of the Fund substantially decreased its exposure to the industrials sector, moving from an overweight to an underweight position relative to the S&P 500(R) Index. Our domestic equity portion of the Fund also pared the size of its overweight position relative to the S&P 500(R) Index in the financials sector.

In the global equity portion of the Fund, we increased sector exposure in energy and telecommunication services. Over the same period, we decreased the Fund's global equity exposure to industrials and utilities.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2010?

Markston International
As of October 31, 2010, our portion of the Fund was slightly overweight the financials and energy sectors relative to the Russell 3000(R) Index and slightly underweight relative to the Russell 3000(R) Index in the consumer staples and information technology sectors.

ICAP
As of October 31, 2010, the most significantly overweight sectors relative to the S&P 500(R) Index in our domestic equity portion of the Fund were health care and energy. The most significantly underweight sectors were industrials and information technology.

As of the same date, the largest sector allocations in the global equity portion of the Fund were financials and industrials. The smallest sector allocations were in utilities and telecommunication services. This positioning reflects our view on the prospects for the economy and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2010



                                  SHARES           VALUE
COMMON STOCKS 96.9%+
--------------------------------------------------------

AEROSPACE & DEFENSE 3.0%
Boeing Co. (The)                 172,800  $   12,206,592
GenCorp, Inc. (a)                150,800         734,396
Honeywell International,
  Inc.                           486,352      22,912,043
Northrop Grumman Corp.            83,328       5,267,163
Orbital Sciences Corp. (a)       155,000       2,517,200
Raytheon Co.                      65,500       3,018,240
                                          --------------
                                              46,655,634
                                          --------------

AIR FREIGHT & LOGISTICS 0.5%
TNT N.V.                         285,508       7,589,768
                                          --------------


AIRLINES 0.3%
Southwest Airlines Co.           372,800       5,129,728
                                          --------------


AUTO COMPONENTS 1.7%
Bridgestone Corp.                424,650       7,614,887
Goodyear Tire & Rubber Co.
  (The) (a)                      103,250       1,055,215
Johnson Controls, Inc.           516,150      18,127,188
                                          --------------
                                              26,797,290
                                          --------------

AUTOMOBILES 0.3%
Nissan Motor Co., Ltd.           602,800       5,318,603
                                          --------------


BEVERAGES 5.5%
X  Coca-Cola Co. (The)           523,895      32,125,242
Molson Coors Brewing Co.
  Class B                        148,600       7,018,378
X  PepsiCo., Inc.                696,291      45,467,802
                                          --------------
                                              84,611,422
                                          --------------

BIOTECHNOLOGY 0.9%
Alkermes, Inc. (a)                82,380         953,137
Celgene Corp. (a)                 78,700       4,884,909
Genzyme Corp. (a)                 95,871       6,915,175
Gilead Sciences, Inc. (a)         21,000         833,070
                                          --------------
                                              13,586,291
                                          --------------

CAPITAL MARKETS 4.8%
Ameriprise Financial, Inc.       143,050       7,394,254
Bank of New York Mellon
  Corp. (The)                     54,075       1,355,119
BlackRock, Inc.                   59,450      10,165,355
Credit Suisse Group A.G.,
  Sponsored ADR (b)              163,150       6,770,725
Goldman Sachs Group, Inc.
  (The)                          161,769      26,036,721
Jefferies Group, Inc.            319,451       7,644,462
Knight Capital Group, Inc.
  Class A (a)                     25,753         335,562
Legg Mason, Inc.                  24,010         745,030
State Street Corp.               189,584       7,917,028
UBS A.G. (a)                     370,500       6,272,578
Virtus Investment Partners,
  Inc. (a)                         7,726         283,931
                                          --------------
                                              74,920,765
                                          --------------

CHEMICALS 2.2%
CF Industries Holdings,
  Inc.                             2,100         257,313
E.I. du Pont de Nemours &
  Co.                            358,600      16,954,608
Monsanto Co.                     182,014      10,815,272
Mosaic Co. (The)                  28,240       2,066,038
Yara International A.S.A.         70,000       3,681,317
                                          --------------
                                              33,774,548
                                          --------------

COMMERCIAL BANKS 5.1%
BB&T Corp.                       277,450       6,495,105
China Construction Bank
  Corp. Class H                3,181,000       3,032,748
Erste Group Bank A.G.             65,000       2,933,845
Intesa Sanpaolo S.p.A.         1,977,500       6,956,399
Popular, Inc. (a)                467,671       1,276,742
Standard Chartered PLC            82,450       2,385,315
U.S. Bancorp                   1,025,400      24,794,172
X  Wells Fargo & Co.           1,202,824      31,369,650
                                          --------------
                                              79,243,976
                                          --------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Covanta Holding Corp.            241,253       3,806,972
Waste Management, Inc.            51,400       1,836,008
                                          --------------
                                               5,642,980
                                          --------------

COMMUNICATIONS EQUIPMENT 2.7%
Cisco Systems, Inc. (a)        1,037,900      23,695,257
Finisar Corp. (a)                  7,734         131,555
Infinera Corp. (a)               124,751       1,021,711
Motorola, Inc. (a)                10,100          82,315
QUALCOMM, Inc.                   361,450      16,312,239
                                          --------------
                                              41,243,077
                                          --------------

COMPUTERS & PERIPHERALS 2.1%
Apple, Inc. (a)                   68,985      20,755,517
Dell, Inc. (a)                   266,900       3,838,022
SanDisk Corp. (a)                109,591       4,118,430
STEC, Inc. (a)                   226,750       3,537,300
                                          --------------
                                              32,249,269
                                          --------------

CONSTRUCTION & ENGINEERING 0.4%
China Communications
  Construction Co., Ltd.
  Class H                      3,030,500       2,893,172
Jacobs Engineering Group,
  Inc. (a)                        94,486       3,648,105
                                          --------------
                                               6,541,277
                                          --------------

CONSTRUCTION MATERIALS 0.3%
Holcim, Ltd.                      64,950       4,049,268
                                          --------------




+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest holdings, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

12    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

CONSUMER FINANCE 1.4%
American Express Co.             386,800  $   16,036,728
Discover Financial Services      327,830       5,786,199
                                          --------------
                                              21,822,927
                                          --------------

DIVERSIFIED CONSUMER SERVICES 0.6%
Coinstar, Inc. (a)               151,470       8,721,643
                                          --------------


DIVERSIFIED FINANCIAL SERVICES 1.7%
Bank of America Corp.            305,904       3,499,542
Citigroup, Inc. (a)              278,900       1,163,013
CME Group, Inc.                   33,800       9,790,170
Hong Kong Exchanges and
  Clearing, Ltd.                  73,100       1,608,884
ING Groep N.V. (a)               351,200       3,749,097
JPMorgan Chase & Co.             134,682       5,068,084
Leucadia National Corp. (a)       82,360       2,093,591
                                          --------------
                                              26,972,381
                                          --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%
AT&T, Inc.                       333,600       9,507,600
Frontier Communications
  Corp.                            6,049          53,110
Koninklijke KPN N.V.             336,900       5,626,770
Verizon Communications,
  Inc.                            48,200       1,565,054
                                          --------------
                                              16,752,534
                                          --------------

ELECTRIC UTILITIES 1.7%
American Electric Power
  Co., Inc.                       52,765       1,975,522
Duke Energy Corp.              1,041,400      18,963,894
Energias de Portugal S.A.      1,200,400       4,592,800
                                          --------------
                                              25,532,216
                                          --------------

ELECTRICAL EQUIPMENT 0.6%
ABB, Ltd. (a)                    261,300       5,411,609
Rockwell Automation, Inc.         64,424       4,018,125
                                          --------------
                                               9,429,734
                                          --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
Corning, Inc.                    124,000       2,266,720
HOYA Corp.                       234,600       5,486,731
Tyco Electronics, Ltd.           226,971       7,190,441
                                          --------------
                                              14,943,892
                                          --------------

ENERGY EQUIPMENT & SERVICES 0.6%
Baker Hughes, Inc.                47,122       2,183,162
Exterran Holdings, Inc. (a)       35,400         891,018
Key Energy Services, Inc.
  (a)                            226,105       2,227,134
Parker Drilling Co. (a)           75,200         318,096
Schlumberger, Ltd.                48,000       3,354,720
Weatherford International,
  Ltd. (a)                        50,650         851,427
                                          --------------
                                               9,825,557
                                          --------------

FOOD & STAPLES RETAILING 1.2%
CVS Caremark Corp.               118,451       3,567,744
Wal-Mart Stores, Inc.            185,920      10,071,286
Walgreen Co.                     164,411       5,570,245
                                          --------------
                                              19,209,275
                                          --------------

FOOD PRODUCTS 0.4%
Archer-Daniels-Midland Co.        53,463       1,781,387
Bunge, Ltd.                       50,790       3,050,955
Kraft Foods, Inc. Class A         36,000       1,161,720
                                          --------------
                                               5,994,062
                                          --------------

GAS UTILITIES 0.4%
National Fuel Gas Co.             69,611       3,841,135
Nicor, Inc.                       34,250       1,631,327
                                          --------------
                                               5,472,462
                                          --------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.6%
Baxter International, Inc.       105,442       5,366,998
Boston Scientific Corp. (a)       21,700         138,446
CareFusion Corp. (a)              44,612       1,076,934
Covidien PLC                     419,619      16,730,210
Gen-Probe, Inc. (a)               28,468       1,378,705
Hospira, Inc. (a)                 98,423       5,854,200
Medtronic, Inc.                  285,768      10,061,891
                                          --------------
                                              40,607,384
                                          --------------

HEALTH CARE PROVIDERS & SERVICES 0.9%
Aetna, Inc.                      371,270      11,086,122
Cardinal Health, Inc.             61,370       2,128,925
SunLink Health Systems,
  Inc. (a)                        46,368          84,854
Universal Health Services,
  Inc. Class B                     5,800         239,366
                                          --------------
                                              13,539,267
                                          --------------

HOTELS, RESTAURANTS & LEISURE 1.7%
Genting Berhad                 1,025,700       3,441,526
Marriott International,
  Inc. Class A                    28,660       1,061,853
McDonald's Corp.                 121,180       9,424,169
Sands China, Ltd. (a)          2,272,300       4,936,692
Starwood Hotels & Resorts
  Worldwide, Inc.                 50,625       2,740,837
TUI Travel PLC                 1,212,800       4,102,372
                                          --------------
                                              25,707,449
                                          --------------

HOUSEHOLD PRODUCTS 0.5%
Colgate-Palmolive Co.             28,612       2,206,557
Procter & Gamble Co. (The)        97,800       6,217,146
                                          --------------
                                               8,423,703
                                          --------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.3%
AES Corp. (The) (a)              429,000       5,122,260
                                          --------------


INDUSTRIAL CONGLOMERATES 2.6%
3M Co.                            66,390       5,591,366
General Electric Co.             598,250       9,583,965
Hutchison Whampoa, Ltd.          514,700       5,079,768


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

INDUSTRIAL CONGLOMERATES (CONTINUED)
Siemens A.G.                      40,150  $    4,586,694
Sime Darby Berhad              1,477,600       4,193,221
Textron, Inc.                    252,700       5,261,214
Tyco International, Ltd.         174,189       6,667,955
                                          --------------
                                              40,964,183
                                          --------------

INSURANCE 5.2%
Aflac, Inc.                      341,198      19,069,556
AIA Group, Ltd. (a)              208,600         621,662
Allstate Corp. (The)             196,800       6,000,432
Aon Corp.                        415,990      16,535,603
Chubb Corp. (The)                 50,600       2,935,812
HCC Insurance Holdings,
  Inc.                            65,800       1,742,384
Marsh & McLennan Cos., Inc.      108,755       2,716,700
MetLife, Inc.                    186,961       7,540,137
Phoenix Cos., Inc. (The)
  (a)                            119,600         251,160
Reinsurance Group of
  America, Inc.                   35,592       1,782,091
Tokio Marine Holdings, Inc.      178,200       5,022,463
Travelers Cos., Inc. (The)       162,005       8,942,676
W.R. Berkley Corp.               284,097       7,818,350
                                          --------------
                                              80,979,026
                                          --------------

INTERNET & CATALOG RETAIL 0.5%
Liberty Media Corp.
  Interactive Class A (a)        550,690       8,128,184
                                          --------------


INTERNET SOFTWARE & SERVICES 2.9%
AOL, Inc. (a)                      5,151         137,428
eBay, Inc. (a)                   439,675      13,106,712
Google, Inc. Class A (a)          19,816      12,147,010
Internet Capital Group,
  Inc. (a)                        33,273         415,580
Valueclick, Inc. (a)             181,274       2,494,330
VeriSign, Inc. (a)               494,348      17,178,593
                                          --------------
                                              45,479,653
                                          --------------

IT SERVICES 1.3%
Accenture PLC Class A            195,800       8,754,218
Computer Sciences Corp.           86,500       4,242,825
International Business
  Machines Corp.                  51,799       7,438,336
                                          --------------
                                              20,435,379
                                          --------------

MACHINERY 0.7%
Caterpillar, Inc.                 79,050       6,213,330
KOMATSU, Ltd.                    176,250       4,319,187
                                          --------------
                                              10,532,517
                                          --------------

MARINE 0.1%
American Commercial Lines,
  Inc. (a)                        38,336       1,270,838
                                          --------------


MEDIA 3.9%
Ascent Media Corp. Class A
  (a)                              1,729          47,098
British Sky Broadcasting
  Group PLC                      369,750       4,185,795
Cablevision Systems Corp.
  Class A                        158,973       4,250,938
Comcast Corp. Class A            122,000       2,510,760
DIRECTV Class A (a)               20,700         899,622
Liberty Media Corp. Capital
  Class A (a)                    264,814      15,237,398
Liberty Media-Starz, Series
  A (a)                           56,287       3,687,924
Madison Square Garden, Inc.
  Class A (a)                    107,269       2,230,123
Time Warner Cable, Inc.           15,445         893,802
Time Warner, Inc.                 56,666       1,842,212
Viacom, Inc. Class B             626,250      24,166,987
Walt Disney Co. (The)             29,843       1,077,631
                                          --------------
                                              61,030,290
                                          --------------

METALS & MINING 1.8%
Anglo American PLC                67,400       3,140,595
Barrick Gold Corp.               147,650       7,100,489
Newmont Mining Corp.             239,100      14,554,017
United States Steel Corp.         64,000       2,738,560
                                          --------------
                                              27,533,661
                                          --------------

MULTI-UTILITIES 0.5%
Dominion Resources, Inc.          28,800       1,251,648
GDF Suez S.A.                    155,296       6,198,923
                                          --------------
                                               7,450,571
                                          --------------

MULTILINE RETAIL 0.3%
Kohl's Corp. (a)                  71,500       3,660,800
Target Corp.                      26,700       1,386,798
                                          --------------
                                               5,047,598
                                          --------------

OFFICE ELECTRONICS 0.0%++
Xerox Corp.                       65,600         767,520
                                          --------------


OIL, GAS & CONSUMABLE FUELS 11.6%
Anadarko Petroleum Corp.         131,600       8,102,612
Apache Corp.                     109,649      11,076,742
BG Group PLC                     365,200       7,112,846
Chesapeake Energy Corp.          107,557       2,333,987
Chevron Corp.                     66,674       5,507,939
X  ConocoPhillips                588,626      34,964,384
Devon Energy Corp.               180,171      11,714,719
EOG Resources, Inc.               81,700       7,820,324
ExxonMobil Corp.                  60,600       4,028,082
Hess Corp.                        57,575       3,628,952
InterOil Corp. (a)                 5,900         419,962
X  Marathon Oil Corp.            803,749      28,589,352
X  Occidental Petroleum
  Corp.                          350,270      27,541,730
Petroleo Brasileiro S.A.,
  ADR (b)                        112,150       3,826,558
Repsol YPF, S.A.                 151,500       4,201,340
Spectra Energy Corp.             530,400      12,607,608
Total S.A.                        51,800       2,814,959
Williams Cos., Inc.              126,295       2,717,868
                                          --------------
                                             179,009,964
                                          --------------



14    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

PAPER & FOREST PRODUCTS 0.1%
MeadWestvaco Corp.                80,405  $    2,068,821
                                          --------------


PHARMACEUTICALS 8.2%
Abbott Laboratories              159,177       8,168,964
Bayer A.G.                        72,500       5,410,553
GlaxoSmithKline PLC              314,100       6,145,274
Johnson & Johnson                 40,850       2,600,920
X  Merck & Co., Inc.             838,105      30,406,449
Mylan, Inc. (a)                   29,000         589,280
Novartis A.G.                     57,450       3,330,646
X  Pfizer, Inc.                1,808,550      31,468,770
Sanofi-Aventis                   182,900      12,773,832
Sanofi-Aventis, Sponsored
  ADR (b)                        534,450      18,764,540
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)              125,998       6,539,296
                                          --------------
                                             126,198,524
                                          --------------

REAL ESTATE INVESTMENT TRUSTS 0.7%
HCP, Inc.                         97,977       3,528,152
UDR, Inc.                        249,127       5,600,375
Weyerhaeuser Co.                  61,705       1,000,855
                                          --------------
                                              10,129,382
                                          --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.5%
Cheung Kong Holdings, Ltd.       162,000       2,472,453
Mitsubishi Estate Co., Ltd.      202,700       3,551,721
St. Joe Co. (The) (a)            101,100       2,041,209
                                          --------------
                                               8,065,383
                                          --------------

ROAD & RAIL 0.5%
Celadon Group, Inc. (a)          116,274       1,508,074
CSX Corp.                         49,142       3,019,776
Union Pacific Corp.               38,500       3,375,680
                                          --------------
                                               7,903,530
                                          --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.4%
Intel Corp.                      229,420       4,604,459
Texas Instruments, Inc.          572,600      16,931,782
                                          --------------
                                              21,536,241
                                          --------------

SOFTWARE 2.8%
Adobe Systems, Inc. (a)           34,950         983,842
Blackboard, Inc. (a)              45,339       1,892,450
Compuware Corp. (a)               25,172         251,972
Electronic Arts, Inc. (a)         31,733         502,968
JDA Software Group, Inc.
  (a)                             31,679         801,479
LiveWire Mobile, Inc.             15,722          47,166
X  Microsoft Corp.             1,279,183      34,077,435
Oracle Corp.                      45,668       1,342,639
S1 Corp. (a)                      61,970         360,665
SAP A.G.                          61,650       3,215,094
                                          --------------
                                              43,475,710
                                          --------------

SPECIALTY RETAIL 2.1%
Home Depot, Inc. (The)           240,953       7,440,629
Lowe's Cos., Inc.              1,026,200      21,888,846
PEP Boys-Manny, Moe & Jack       234,255       2,738,441
                                          --------------
                                              32,067,916
                                          --------------

THRIFTS & MORTGAGE FINANCE 0.1%
New York Community Bancorp,
  Inc.                            47,700         807,561
                                          --------------


TRADING COMPANIES & DISTRIBUTORS 0.5%
Mitsubishi Corp.                 298,800       7,185,013
                                          --------------


WIRELESS TELECOMMUNICATION SERVICES 1.7%
X  Vodafone Group PLC,
  Sponsored ADR (b)              949,100      26,109,741
                                          --------------
Total Common Stocks
  (Cost $1,368,540,381)                    1,499,607,848
                                          --------------


                               NUMBER OF
                                  RIGHTS
RIGHTS 0.0%++
--------------------------------------------------------

COMMERCIAL BANKS 0.0%++
Banco Santander S.A.
  Expires 11/5/10 (a)            131,125          21,718
Standard Chartered PLC
  Expires 11/5/10 (a)             10,306          86,780
                                          --------------
Total Rights
  (Cost $21,960)                                 108,498
                                          --------------


                               PRINCIPAL
                                  AMOUNT

LONG-TERM BONDS 0.5%
CONVERTIBLE BONDS 0.3%
--------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES 0.0%++
Covanta Holding Corp.
  1.00%, due 2/1/27          $   150,000         146,625
                                          --------------


CONSUMER FINANCE 0.1%
Americredit Corp.
  0.75%, due 9/15/11           1,250,000       1,257,112
                                          --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                               PRINCIPAL
                                  AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)

DIVERSIFIED CONSUMER SERVICES 0.1%
Coinstar, Inc.
  4.00%, due 9/1/14          $   900,000  $    1,460,250
                                          --------------


OIL, GAS & CONSUMABLE FUELS 0.1%
Bill Barrett Corp.
  5.00%, due 3/15/28             989,300       1,014,033
                                          --------------
Total Convertible Bonds
  (Cost $2,860,988)                            3,878,020
                                          --------------


CORPORATE BOND 0.2%
--------------------------------------------------------

SPECIALTY RETAIL 0.2%
PEP Boys-Manny Moe & Jack
  7.50%, due 12/15/14          2,800,000       2,814,000
                                          --------------
Total Corporate Bond
  (Cost $2,115,664)                            2,814,000
                                          --------------
Total Long-Term Bonds
  (Cost $4,976,652)                            6,692,020
                                          --------------


SHORT-TERM INVESTMENT 2.5%
--------------------------------------------------------

REPURCHASE AGREEMENT 2.5%
State Street Bank and Trust
  Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $39,262,996
  (Collateralized by a
  United States Treasury
  Note with a rate of
  3.125% and a maturity
  date of 4/30/17, with a
  Principal Amount of
  $36,535,000 and a Market
  Value of $40,056,974)       39,262,963      39,262,963
                                          --------------
Total Short-Term Investment
  (Cost $39,262,963)                          39,262,963
                                          --------------
Total Investments
  (Cost $1,412,801,956) (c)         99.9%  1,545,671,329
Other Assets, Less
  Liabilities                        0.1       1,951,049
                             -----------  --------------

Net Assets                         100.0% $1,547,622,378
                             ===========  ==============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2010, cost is
     $1,430,975,932 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation     $210,464,338
Gross unrealized depreciation      (95,768,941)
                                  ------------
Net unrealized appreciation       $114,695,397
                                  ============



The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Common Stocks                                    $1,499,607,848  $        --      $     --  $1,499,607,848
Rights                                                  108,498           --            --         108,498
Long-Term Bonds
  Convertible Bonds                                          --    3,878,020            --       3,878,020
  Corporate Bond                                             --    2,814,000            --       2,814,000
                                                 --------------  -----------      --------  --------------
Total Long-Term Bonds                                        --    6,692,020            --       6,692,020
                                                 --------------  -----------      --------  --------------
Short-Term Investment
  Repurchase Agreement                                       --   39,262,963            --      39,262,963
                                                 --------------  -----------      --------  --------------
Total Investments in Securities                  $1,499,716,346  $45,954,983           $--  $1,545,671,329
                                                 ==============  ===========      ========  ==============




(a) At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3).

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


16    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $1,412,801,956)   $1,545,671,329
Cash denominated in foreign
  currencies (identified cost $30)               30
Receivables:
  Investment securities sold              4,050,358
  Dividends and interest                  2,055,122
  Fund shares sold                          804,041
Other assets                                 69,666
                                     --------------
     Total assets                     1,552,650,546
                                     --------------

LIABILITIES
---------------------------------------------------
Payables:
  Fund shares redeemed                    1,853,095
  Investment securities purchased         1,183,793
  Manager (See Note 3)                      982,770
  Transfer agent (See Note 3)               495,639
  NYLIFE Distributors (See Note 3)          356,993
  Shareholder communication                  97,795
  Professional fees                          40,366
  Custodian                                  12,729
  Trustees                                    3,291
Accrued expenses                              1,697
                                     --------------
     Total liabilities                    5,028,168
                                     --------------
Net assets                           $1,547,622,378
                                     ==============

COMPOSITION OF NET ASSETS
---------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $      522,372
Additional paid-in capital            1,617,896,527
                                     --------------
                                      1,618,418,899
Undistributed net investment income      10,512,556
Accumulated net realized loss on
  investments and foreign currency
  transactions                         (214,198,882)
Net unrealized appreciation on
  investments                           132,869,373
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies          20,432
                                     --------------
Net assets                           $1,547,622,378
                                     ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  113,556,736
                                     ==============
Shares of beneficial interest
  outstanding                             3,815,703
                                     ==============
Net asset value per share
  outstanding                        $        29.76
Maximum sales charge (5.50% of
  offering price)                              1.73
                                     --------------
Maximum offering price per share
  outstanding                        $        31.49
                                     ==============
CLASS A
Net assets applicable to
  outstanding shares                 $  345,066,871
                                     ==============
Shares of beneficial interest
  outstanding                            11,582,448
                                     ==============
Net asset value per share
  outstanding                        $        29.79
Maximum sales charge (5.50% of
  offering price)                              1.73
                                     --------------
Maximum offering price per share
  outstanding                        $        31.52
                                     ==============
CLASS B
Net assets applicable to
  outstanding shares                 $  140,673,854
                                     ==============
Shares of beneficial interest
  outstanding                             5,092,242
                                     ==============
Net asset value and offering price
  per share outstanding              $        27.63
                                     ==============
CLASS C
Net assets applicable to
  outstanding shares                 $  160,097,644
                                     ==============
Shares of beneficial interest
  outstanding                             5,794,093
                                     ==============
Net asset value and offering price
  per share outstanding              $        27.63
                                     ==============
CLASS I
Net assets applicable to
  outstanding shares                 $  759,317,361
                                     ==============
Shares of beneficial interest
  outstanding                            24,983,844
                                     ==============
Net asset value and offering price
  per share outstanding              $        30.39
                                     ==============
CLASS R1
Net assets applicable to
  outstanding shares                 $      325,067
                                     ==============
Shares of beneficial interest
  outstanding                                10,860
                                     ==============
Net asset value and offering price
  per share outstanding              $        29.93
                                     ==============
CLASS R2
Net assets applicable to
  outstanding shares                 $   26,734,962
                                     ==============
Shares of beneficial interest
  outstanding                               895,772
                                     ==============
Net asset value and offering price
  per share outstanding              $        29.85
                                     ==============
CLASS R3
Net assets applicable to
  outstanding shares                 $    1,849,883
                                     ==============
Shares of beneficial interest
  outstanding                                62,270
                                     ==============
Net asset value and offering price
  per share outstanding              $        29.71
                                     ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Dividends (a)                       $ 29,528,309
  Interest                                 563,269
                                      ------------
     Total income                       30,091,578
                                      ------------
EXPENSES
  Manager (See Note 3)                  10,734,105
  Distribution/Service--Investor
     Class (See Note 3)                    264,804
  Distribution/Service--Class A (See
     Note 3)                               842,724
  Distribution/Service--Class B (See
     Note 3)                             1,556,490
  Distribution/Service--Class C (See
     Note 3)                             1,645,696
  Distribution/Service--Class R2
     (See Note 3)                           57,842
  Distribution/Service--Class R3
     (See Note 3)                            8,506
  Transfer agent (See Note 3)            2,944,681
  Professional fees                        244,013
  Shareholder communication                242,903
  Registration                             183,577
  Custodian                                148,693
  Trustees                                  48,943
  Shareholder service (See Note 3)          25,156
  Miscellaneous                             58,208
                                      ------------
     Total expenses                     19,006,341
                                      ------------
Net investment income                   11,085,237
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------
Net realized gain (loss) on:
  Security transactions                 78,854,682
  Foreign currency transactions            (40,696)
                                      ------------
Net realized gain on investments and
  foreign currency transactions         78,813,986
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          131,737,174
  Translation of other assets and
     liabilities in foreign
     currencies                             21,303
                                      ------------
Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                         131,758,477
                                      ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         210,572,463
                                      ------------
Net increase in net assets resulting
  from operations                     $221,657,700
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $610,083.


18    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                       2010            2009
INCREASE IN NET ASSETS
-----------------------------------------------------------
Operations:
 Net investment income       $   11,085,237  $   11,503,862
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                   78,813,986    (150,493,564)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions         131,758,477     284,312,182
                             ------------------------------
 Net increase in net
  assets resulting from
  operations                    221,657,700     145,322,480
                             ------------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                       --      (1,466,474)
    Class A                              --      (6,536,408)
    Class B                              --        (621,662)
    Class C                              --        (598,336)
    Class I                        (238,519)    (12,231,419)
    Class R1                         (1,435)        (21,358)
    Class R2                             --        (182,158)
    Class R3                             --         (11,256)
                             ------------------------------
 Total dividends to
  shareholders                     (239,954)    (21,669,071)
                             ------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        401,048,658     251,418,088
 Net asset value of shares
  issued in connection
  with the acquisition of
  MainStay Mid Cap Core
  Fund                                   --      87,462,037
 Net asset value of shares
  issued to shareholders
  in reinvestment of
  dividends                         231,400      19,947,441
 Cost of shares redeemed       (420,255,102)   (301,744,976)
                             ------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions               (18,975,044)     57,082,590
                             ------------------------------
    Net increase in net
     assets                     202,442,702     180,735,999
NET ASSETS
-----------------------------------------------------------
Beginning of year             1,345,179,676   1,164,443,677
                             ------------------------------
End of year                  $1,547,622,378  $1,345,179,676
                             ==============================
Undistributed net
 investment income at end
 of year                     $   10,512,556  $           --
                             ==============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    INVESTOR CLASS
                                     -------------------------------------------
                                                                    FEBRUARY 28,
                                                                       2008**
                                                                       THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010            2009             2008
Net asset value at beginning of
  period                             $  25.71        $ 23.04           $ 32.90
                                     --------        -------           -------
Net investment income (a)                0.19           0.22              0.17
Net realized and unrealized gain
  (loss) on investments                  3.86           2.90            (10.02)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          (0.00)++        0.00++           (0.01)
                                     --------        -------           -------
Total from investment operations         4.05           3.12             (9.86)
                                     --------        -------           -------
Less dividends and distributions:
  From net investment income               --          (0.45)               --
  From net realized gain on
     investments                           --             --                --
                                     --------        -------           -------
Total dividends and distributions          --          (0.45)               --
                                     --------        -------           -------
Net asset value at end of period     $  29.76        $ 25.71           $ 23.04
                                     ========        =======           =======
Total investment return (b)             15.75%         13.83%           (29.97%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.69%          0.98%             0.81%++
  Net expenses                           1.41%          1.44%             1.35%++
  Expenses (before
     waiver/reimbursement)               1.41%          1.50%             1.35%++
Portfolio turnover rate                    49%            60%               96%
Net assets at end of period (in
  000's)                             $113,557        $99,663           $72,709




                                                                         CLASS B
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  period                             $  24.04        $  21.36        $  38.79        $  36.49        $  33.50
                                     --------        --------        --------        --------        --------
Net investment income (loss) (a)        (0.01)           0.06            0.04            0.02           (0.15)
Net realized and unrealized gain
  (loss) on investments                  3.60            2.70          (12.91)           5.34            5.27
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          (0.00)++         0.00++         (0.01)             --              --
                                     --------        --------        --------        --------        --------
Total from investment operations         3.59            2.76          (12.88)           5.36            5.12
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income               --           (0.08)             --              --              --
  From net realized gain on
     investments                           --              --           (4.55)          (3.06)          (2.13)
                                     --------        --------        --------        --------        --------
Total dividends and distributions          --           (0.08)          (4.55)          (3.06)          (2.13)
                                     --------        --------        --------        --------        --------
Net asset value at end of period     $  27.63        $  24.04        $  21.36        $  38.79        $  36.49
                                     ========        ========        ========        ========        ========
Total investment return (b)             14.93%          12.97%         (37.33%)         15.73%          15.94%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          (0.04%)          0.31%           0.13%           0.06%          (0.45%)
  Net expenses                           2.16%           2.19%           2.07%           2.02%           2.10%
  Expenses (before
     waiver/reimbursement)               2.16%           2.26%           2.07%           2.02%           2.08%
Portfolio turnover rate                    49%             60%             96%             76%            100%
Net assets at end of period (in
  000's)                             $140,674        $169,606        $189,015        $378,342        $354,543



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total investment return is not annualized.




20    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              CLASS A
      --------------------------------------------------------------------------------------



                                      YEAR ENDED OCTOBER 31,
        2010              2009              2008              2007              2006

      $  25.68          $  23.04          $  41.39          $  38.55          $  35.03
      --------          --------          --------          --------          --------
          0.25              0.28              0.31              0.31              0.11
          3.86              2.90            (13.88)             5.68              5.54
         (0.00)++           0.00 ++          (0.01)               --                --
      --------          --------          --------          --------          --------
          4.11              3.18            (13.58)             5.99              5.65
      --------          --------          --------          --------          --------

            --             (0.54)            (0.22)            (0.09)               --
            --                --             (4.55)            (3.06)            (2.13)
      --------          --------          --------          --------          --------
            --             (0.54)            (4.77)            (3.15)            (2.13)
      --------          --------          --------          --------          --------
      $  29.79          $  25.68          $  23.04          $  41.39          $  38.55
      ========          ========          ========          ========          ========
         16.00%            14.12%           (36.80%)           16.61%            16.80%

          0.90%             1.25%             0.96%             0.79%             0.28%
          1.21%             1.20%             1.23%             1.27%             1.35%
          1.21%             1.29%             1.25%             1.27%             1.33%
            49%               60%               96%               76%              100%
      $345,067          $324,421          $291,812          $647,374          $524,523



                                              CLASS C
      --------------------------------------------------------------------------------------
                                      YEAR ENDED OCTOBER 31,
        2010              2009              2008              2007              2006

      $  24.05          $  21.37          $  38.79          $  36.49          $  33.50
      --------          --------          --------          --------          --------
         (0.01)             0.06              0.04              0.01             (0.16)
          3.59              2.70            (12.90)             5.35              5.28

         (0.00)++           0.00 ++          (0.01)               --                --
      --------          --------          --------          --------          --------
          3.58              2.76            (12.87)             5.36              5.12
      --------          --------          --------          --------          --------


            --             (0.08)               --                --                --
            --                --             (4.55)            (3.06)            (2.13)
      --------          --------          --------          --------          --------
            --             (0.08)            (4.55)            (3.06)            (2.13)
      --------          --------          --------          --------          --------
      $  27.63          $  24.05          $  21.37          $  38.79          $  36.49
      ========          ========          ========          ========          ========
         14.89%            12.96%           (37.30%)           15.73%            15.94%
         (0.05%)            0.29%             0.13%             0.04%            (0.46%)
          2.16%             2.19%             2.07%             2.02%             2.10%
          2.16%             2.25%             2.07%             2.02%             2.08%
            49%               60%               96%               76%              100%
      $160,098          $167,652          $178,672          $331,430          $245,458




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                         CLASS I
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  period                             $  26.15        $  23.51        $  42.13        $  39.15        $  35.50
                                     --------        --------        --------        --------        --------
Net investment income (a)                0.32            0.33            0.39            0.45            0.23
Net realized and unrealized gain
  (loss) on investments                  3.93            2.95          (14.12)           5.78            5.62
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          (0.00)++         0.00 ++        (0.00)++           --              --
                                     --------        --------        --------        --------        --------
Total from investment operations         4.25            3.28          (13.73)           6.23            5.85
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.01)          (0.64)          (0.34)          (0.19)          (0.07)
  From net realized gain on
     investments                           --              --           (4.55)          (3.06)          (2.13)
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.01)          (0.64)          (4.89)          (3.25)          (2.20)
                                     --------        --------        --------        --------        --------
Net asset value at end of period     $  30.39        $  26.15        $  23.51        $  42.13        $  39.15
                                     ========        ========        ========        ========        ========
Total investment return (b)             16.26%          14.38%         (36.59%)         16.99%          17.21%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.12%           1.45%           1.22%           1.15%           0.61%
  Net expenses                           0.95%           0.98%           0.96%           0.92%           1.03%
  Expenses (before
     waiver/reimbursement)               0.95%           1.04%           0.96%           0.92%           1.01%
Portfolio turnover rate                    49%             60%             96%             76%            100%
Net assets at end of period (in
  000's)                             $759,317        $567,720        $425,266        $438,054        $358,423




                                                                     CLASS R2
                                     -----------------------------------------------------------------------



                                                              YEAR ENDED OCTOBER 31,
                                       2010           2009           2008          2007          2006
Net asset value at beginning of
  period                             $ 25.76        $ 23.06        $ 41.40        $38.54        $35.03
                                     -------        -------        -------        ------        ------
Net investment income (loss) (a)        0.22           0.23           0.28          0.32          0.07
Net realized and unrealized gain
  (loss) on investments                 3.87           2.93         (13.86)         5.68          5.57
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                         (0.00)++        0.00 ++       (0.00)++         --            --
                                     -------        -------        -------        ------        ------
Total from investment operations        4.09           3.16         (13.58)         6.00          5.64
                                     -------        -------        -------        ------        ------
Less dividends and distributions:
  From net investment income              --          (0.46)         (0.21)        (0.08)           --
  From net realized gain on
     investments                          --             --          (4.55)        (3.06)        (2.13)
                                     -------        -------        -------        ------        ------
Total dividends and distributions         --          (0.46)         (4.76)        (3.14)        (2.13)
                                     -------        -------        -------        ------        ------
Net asset value at end of period     $ 29.85        $ 25.76        $ 23.06        $41.40        $38.54
                                     =======        =======        =======        ======        ======
Total investment return (b)            15.88%         13.96%        (36.78%)       16.61%        16.80%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          0.80%          1.01%          0.89%         0.81%         0.17%
  Net expenses                          1.31%          1.33%          1.30%         1.27%         1.38%
  Expenses (before
     waiver/reimbursement)              1.31%          1.38%          1.30%         1.27%         1.36%
Portfolio turnover rate                   49%            60%            96%           76%          100%
Net assets at end of period (in
  000's)                             $26,735        $14,006        $ 6,427        $8,560        $5,806




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total investment return is not annualized.




22    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          CLASS R1
      -------------------------------------------------------------------------------
                                   YEAR ENDED OCTOBER 31,
       2010            2009             2008             2007             2006

      $25.84          $23.23          $ 41.69          $ 38.78          $ 35.19
      ------          ------          -------          -------          -------
        0.30            0.27             0.42             0.42             0.19
        3.87            2.94           (14.03)            5.71             5.57
       (0.00)++         0.00 ++         (0.00)++            --               --
      ------          ------          -------          -------          -------
        4.17            3.21           (13.61)            6.13             5.76
      ------          ------          -------          -------          -------

       (0.08)          (0.60)           (0.30)           (0.16)           (0.04)
          --              --            (4.55)           (3.06)           (2.13)
      ------          ------          -------          -------          -------
       (0.08)          (0.60)           (4.85)           (3.22)           (2.17)
      ------          ------          -------          -------          -------
      $29.93          $25.84          $ 23.23          $ 41.69          $ 38.78
      ======          ======          =======          =======          =======
       16.12%          14.20%          (36.67%)          16.89%           17.08%

        1.07%           1.21%            1.24%            1.08%            0.51%
        1.06%           1.08%            1.01%            1.02%            1.13%
        1.06%           1.14%            1.01%            1.02%            1.11%
          49%             60%              96%              76%             100%
      $  325          $  626          $   232          $12,424          $15,583




                                           CLASS R3
      ----------------------------------------------------------------------------------
                                                                        APRIL 28,
                                                                          2006**
                                                                         THROUGH
                       YEAR ENDED OCTOBER 31,                          OCTOBER 31,
       2010            2009             2008            2007               2006

      $25.70          $22.97          $ 41.31          $38.49             $37.46
      ------          ------          -------          ------             ------
        0.15            0.16             0.19            0.17              (0.02)
        3.86            2.93           (13.82)           5.73               1.05
       (0.00)++         0.00 ++         (0.00)++           --                 --
      ------          ------          -------          ------             ------
        4.01            3.09           (13.63)           5.90               1.03
      ------          ------          -------          ------             ------

          --           (0.36)           (0.16)          (0.02)                --
          --              --            (4.55)          (3.06)                --
      ------          ------          -------          ------             ------
          --           (0.36)           (4.71)          (3.08)                --
      ------          ------          -------          ------             ------
      $29.71          $25.70          $ 22.97          $41.31             $38.49
      ======          ======          =======          ======             ======
       15.60%          13.65%          (36.96%)         16.37%              2.75%(c)

        0.54%           0.72%            0.61%           0.42%             (0.10%)++
        1.56%           1.58%            1.56%           1.52%              1.72%++
        1.56%           1.63%            1.56%           1.52%              1.73%++
          49%             60%              96%             76%               100%
      $1,850          $1,484          $   310          $  256             $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on June 9, 1999. Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.


24    MainStay MAP Fund

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2010, foreign equity securities held by the Fund were not fair valued.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.


                                                   mainstayinvestments.com    25

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2010.

(I) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency

26    MainStay MAP Fund
exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2010:

ASSET DERIVATIVES

                               STATEMENT OF
                                 ASSETS AND     EQUITY
                                LIABILITIES  CONTRACTS
                                   LOCATION       RISK    TOTAL
                              Investment in
Rights                 securities, at value   $108,498  $108,498
                                             -------------------
Total Fair Value                              $108,498  $108,498
                                             ===================



The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

                                   STATEMENT OF     EQUITY
                                     OPERATIONS  CONTRACTS
                                       LOCATION       RISK    TOTAL
                       Net change in unrealized
                     appreciation (depreciation)
Rights                 on security transactions    $86,538  $ 86,538
                                                 -------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                                   $86,538  $86,538
                                                 ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    EQUITY
                                 CONTRACTS
                                      RISK   TOTAL
Rights (2)                         100,091  100,091
                                 ==================



(1) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

(2) Amount represents number of contracts or number of shares/units.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Markston International LLC and Institutional Capital LLC (the "Subadvisors"), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund's assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets. Pursuant to the

                                                   mainstayinvestments.com    27
terms of Amended and Restated Subadvisory Agreements ("Subadvisory Agreements") between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.75% up to $1 billion and 0.70% in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate was 0.75% for the year ended October 31, 2010, inclusive of the effective fund accounting services fee rate of 0.01% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares did not exceed 1.28% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expired on July 31, 2010. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Additionally, effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages: Class A, 1.27%; Class I, 1.02%; Class R1, 1.12%; Class R2, 1.37% and Class R3, 1.62%. This voluntary waiver will be discontinued effective February 28, 2011.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $10,734,105.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2010, were as follows:

Class R1                               $   318
----------------------------------------------
Class R2                                23,137
----------------------------------------------
Class R3                                 1,701
----------------------------------------------



(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $48,603 and $38,134, respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $7, $1,799, $187,674, and $7,576, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent

28    MainStay MAP Fund
expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $371,837
-----------------------------------------------
Class A                                 483,861
-----------------------------------------------
Class B                                 547,036
-----------------------------------------------
Class C                                 578,121
-----------------------------------------------
Class I                                 927,748
-----------------------------------------------
Class R1                                    456
-----------------------------------------------
Class R2                                 33,181
-----------------------------------------------
Class R3                                  2,441
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $     1,590   0.0%++
---------------------------------------------------
Class B                                 1,203   0.0++
---------------------------------------------------
Class C                                 1,812   0.0++
---------------------------------------------------
Class I                            87,470,854  11.5
---------------------------------------------------
Class R1                                1,384   0.4
---------------------------------------------------
Class R2                                1,363   0.0++
---------------------------------------------------
Class R3                               18,993   1.0
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $51,441.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

                 ACCUMULATED
                     CAPITAL          OTHER        UNREALIZED           TOTAL
   ORDINARY        AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
     INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$10,512,556    $(196,024,906)           $--      $114,715,829    $(70,796,521)
-----------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and class action payments basis adjustments.

The following table discloses the current year reclassifications between undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2010 were not affected.

 UNDISTRIBUTED NET       ACCUMULATED
        INVESTMENT      NET REALIZED    ADDITIONAL
            INCOME    GAIN (LOSS) ON       PAID-IN
            (LOSS)       INVESTMENTS       CAPITAL
         $(332,727)         $332,727           $--
-------------------------------------- -----------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss), reclassifications of distributions and capital gain distribution from real estate investment trusts ("REITs").

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $196,024,906 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2015             $ 14,278
           2016               34,567
           2017              147,180
---------------------------------- -----
          Total             $196,025
---------------------------------- -----



The Fund utilized $74,118,686 of capital loss carryforwards during the year ended October 31, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                    2010        2009
Distributions paid from:
  Ordinary Income               $239,954  $21,669,071
-----------------------------------------------------



NOTE 5-FOREIGN CURRENCY TRANSACTIONS

As of October 31, 2010, the Fund held the following foreign currencies:

                          CURRENCY       COST      VALUE
Danish Krone        DKK          1    USD  -- (a)USD  -- (a)
Euro                EUR         21         30         30
Japanese Yen        JPY         13         -- (a)     -- (a)
------------------------------------------- ------------
Total                                 USD  30    USD  30
------------------------------------------- ------------



(a) Less than $1 dollar

NOTE 6-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.


                                                   mainstayinvestments.com    29

NOTE 7-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 8-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $672,314 and $662,400, respectively.

NOTE 9-CAPITAL SHARE TRANSACTIONS

 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2010:
Shares sold                      334,273  $   9,342,716
Shares redeemed                 (611,144)   (16,977,903)
                              -------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                    (276,871)    (7,635,187)
Shares converted into
  Investor Class (See Note
  1)                             478,912     13,245,592
Shares converted from
  Investor Class (See Note
  1)                            (262,644)    (7,349,186)
                              -------------------------
Net increase (decrease)          (60,603) $  (1,738,781)
                              =========================
Year ended October 31, 2009:
Shares sold                      383,366  $   8,240,976
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     471,960     12,672,446
Shares issued to
  shareholders in
  reinvestment of dividends       64,654      1,458,575
Shares redeemed                 (599,693)   (12,860,843)
                              -------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     320,287      9,511,154
Shares converted into
  Investor Class (See Note
  1)                             643,791     13,254,045
Shares converted from
  Investor Class (See Note
  1)                            (244,045)    (6,093,420)
                              -------------------------
Net increase (decrease)          720,033  $  16,671,779
                              =========================


 CLASS A                          SHARES         AMOUNT


Year ended October 31, 2010:

Shares sold                    1,324,661  $  36,823,346

Shares redeemed               (2,930,686)   (81,173,843)
                              -------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                  (1,606,025)   (44,350,497)

Shares converted into Class
  A (See Note 1)                 932,834     26,034,065

Shares converted from Class
  A (See Note 1)                 (34,316)      (987,295)

Shares converted from Class
  A (a)                         (341,373)    (9,353,625)
                              -------------------------


Net increase (decrease)       (1,048,880) $ (28,657,352)
                              =========================


Year ended October 31, 2009:

Shares sold                    2,244,808  $  52,654,656

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     596,707     16,004,168

Shares issued to
  shareholders in
  reinvestment of dividends      249,055      5,611,889

Shares redeemed               (3,641,400)   (77,667,930)
                              -------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                    (550,830)    (3,397,217)

Shares converted into Class
  A (See Note 1)                 813,072     19,144,146

Shares converted from Class
  A (See Note 1)                (294,018)    (5,757,338)
                              -------------------------


Net increase (decrease)          (31,776) $   9,989,591
                              =========================



 CLASS B                          SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                      393,873  $  10,223,095

Shares redeemed               (1,159,562)   (30,020,659)
                              -------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                    (765,689)   (19,797,564)

Shares converted from Class
  B (See Note 1)              (1,195,830)   (30,943,176)
                              -------------------------


Net increase (decrease)       (1,961,519) $ (50,740,740)
                              =========================


Year ended October 31, 2009:

Shares sold                      582,834  $  11,699,920

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     403,233     10,127,002

Shares issued to
  shareholders in
  reinvestment of dividends       26,940        562,784

Shares redeemed               (1,821,389)   (35,852,163)
                              -------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                    (808,382)   (13,462,457)

Shares converted from Class
  B (See Note 1)                (985,900)   (20,547,433)
                              -------------------------


Net increase (decrease)       (1,794,282) $ (34,009,890)
                              =========================




30    MainStay MAP Fund

 CLASS C                          SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                      427,492  $  11,078,115

Shares redeemed               (1,604,342)   (41,521,971)
                              -------------------------


Net increase (decrease)       (1,176,850) $ (30,443,856)
                              =========================


Year ended October 31, 2009:

Shares sold                      551,592  $  11,194,866

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund     369,562      9,283,474

Shares issued to
  shareholders in
  reinvestment of dividends       20,620        432,575

Shares redeemed               (2,333,234)   (46,017,006)
                              -------------------------


Net increase (decrease)       (1,391,460) $ (25,106,091)
                              =========================



 CLASS I                          SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                   11,410,879  $ 318,747,033

Shares issued to
  shareholders in
  reinvestment of dividends        8,251        229,965

Shares redeemed               (8,484,606)  (245,068,050)
                              -------------------------


Net increase in shares
  outstanding before
  conversion                   2,934,524     73,908,948

Shares converted into Class
  I (a)                          335,135      9,353,625
                              -------------------------


Net increase (decrease)        3,269,659  $  83,262,573
                              =========================


Year ended October 31, 2009:

Shares sold                    6,941,766  $ 151,458,215

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund   1,439,148     39,290,316

Shares issued to
  shareholders in
  reinvestment of dividends      505,597     11,671,808

Shares redeemed               (5,262,830)  (119,056,348)
                              -------------------------


Net increase (decrease)        3,623,681  $  83,363,991
                              =========================



 CLASS R1                         SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                           52  $     257,735

Shares issued to
  shareholders in
  reinvestment of dividends        9,145          1,435

Shares redeemed                  (22,572)      (628,072)
                              -------------------------


Net increase (decrease)          (13,375) $    (368,902)
                              =========================


Year ended October 31, 2009:

Shares sold                      197,166  $   4,212,936

Shares issued to
  shareholders in
  reinvestment of dividends          831         21,358
                              -------------------------


Shares redeemed                 (183,762)    (4,807,602)

Net increase (decrease)           14,235  $    (573,308)
                              =========================



 CLASS R2                         SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                      492,272  $  13,488,789

Shares redeemed                 (140,281)    (3,897,645)
                              -------------------------


Net increase (decrease)          351,991  $   9,591,144
                              =========================


Year ended October 31, 2009:

Shares sold                      485,479  $  10,783,583

Shares issued to
  shareholders in
  reinvestment of dividends        7,440        177,196

Shares redeemed                 (227,893)    (5,151,546)
                              -------------------------


Net increase (decrease)          265,026  $   5,809,233
                              =========================



 CLASS R3                         SHARES         AMOUNT

Year ended October 31, 2010:

Shares sold                       39,237  $   1,087,829

Shares redeemed                  (34,723)      (966,959)
                              -------------------------


Net increase (decrease)            4,514  $     120,870
                              =========================


Year ended October 31, 2009:

Shares sold                       56,355  $   1,172,936

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Core Fund       3,153         84,631

Shares issued to
  shareholders in
  reinvestment of dividends          452         11,256

Shares redeemed                  (15,699)      (331,538)
                              -------------------------


Net increase (decrease)           44,261  $     937,285
                              =========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

   These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

   An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

NOTE 10-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.


                                                   mainstayinvestments.com    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


32    MainStay MAP Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay MAP Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC ("ICAP") and Markston International LLC ("Markston") (each a "Subadivser" and, collectively, the "Subadvisers") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and the Subadvisers on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP, and Markston, as Subadvisers, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and the Subadvisers;
(ii) the investment performance of the Fund, New York Life Investments and the Subadvisers; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including ICAP, and by Markston, as Subadvisers, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing each Subadviser's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that each Subadviser provides to the Fund. The Board evaluated each Subadviser's experience in serving as subadviser to the Fund and managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's

                                                   mainstayinvestments.com    33

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)




willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and each Subadviser's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and the Subadvisers to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and the Subadvisers under the Agreements, and the profits realized by New York Life Investments, its affiliates and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including ICAP, and Markston, as Subadvisers, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and the Subadvisers must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Markston and New York Life Investments that the subadvisory fee paid by New York Life Investments to Markston for services provided to the Fund was the result of arm's-length negotiations. Because Markston is not affiliated with New York Life Investments, and Markston's fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments, its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates and Markston due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements,

34    MainStay MAP Fund
the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including
ICAP) and Markston due to their relationships with the Fund supported the Board's determination to approve the Agreements. With respect to Markston, the Board concluded that any profits realized by Markston due to its relationship with the Fund are the result of arm's-length negotiations between New York Life Investments and Markston, and are based on subadvisory fees paid to Markston by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to the Subadvisers are paid by New York Life Investments, not the Fund. The Board also noted that New York Life Investments had not proposed to renew the Fund's expense limitation agreement.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    35

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2010, the Fund designated approximately $29,168,935 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 86.5% to arrive at the amount eligible for qualified interest income and 100.0% for the corporate dividends received deduction.

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.

PROXY VOTING POLICIES AND PROCEDURES

AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


36    MainStay MAP Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    37

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


38    MainStay MAP Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    39

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





40    MainStay MAP Fund

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


                                                   mainstayinvestments.com    41

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO21356 MS333-10                                         MSMP11-12/10
                                                                              30

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY MONEY MARKET FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   10
---------------------------------------------
Financial Statements                       15
---------------------------------------------
Notes to Financial Statements              20
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            25
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  26
---------------------------------------------
Federal Income Tax Information             29
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        29
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       29
---------------------------------------------
Board Members and Officers                 30
---------------------------------------------




--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-
6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



(LINE GRAPH)

                       MAINSTAY MONEY
                         MARKET FUND     LIPPER MONEY
                           CLASS B       MARKET FUNDS
                           SHARES           AVERAGE
                       --------------    ------------
10/31/00                    10000            10000
10/31/01                    10442            10418
10/31/02                    10587            10542
10/31/03                    10650            10598
10/31/04                    10707            10651
10/31/05                    10943            10870
10/31/06                    11401            11310
10/31/07                    11936            11830
10/31/08                    12243            12138
10/31/09                    12257            12184
10/31/10                    12260            12188




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

                                                                                          GROSS
                                                                                         EXPENSE
CLASS                           SALES CHARGE     ONE YEAR    FIVE YEARS    TEN YEARS    RATIO(2)
------------------------------------------------------------------------------------------------
Investor Class Shares(3,4)    No Sales Charge      0.02%        2.29%        2.06%        0.91%
------------------------------------------------------------------------------------------------
Class A Shares(2)             No Sales Charge      0.02         2.32         2.07         0.69
------------------------------------------------------------------------------------------------
Class B Shares(2)             No Sales Charge      0.02         2.30         2.06         0.91
------------------------------------------------------------------------------------------------
Class C Shares(2)             No Sales Charge      0.02         2.30         2.06         0.91
------------------------------------------------------------------------------------------------



7-DAY CURRENT YIELD: 0.01%




1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. As of October 31, 2010, MainStay Money Market Fund had an effective 7-day yield of 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. The 7-day current yield was 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.53%, -0.50%, -0.53% and -0.53% for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been -0.53%, -0.50%, -0.53%, -0.53% for Investor Class, Class A, B and C shares, respectively. The current yield reflects the Fund's earnings better than does the Fund's total return. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
4. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                    ONE      FIVE     TEN
                                         YEAR    YEARS    YEARS
Lipper Money Market Funds Average(5)    0.03%    2.30%    2.00%
---------------------------------------------------------------







5. The Lipper money market funds average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,000.00        $1.26          $1,023.90         $1.28
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,000.00        $1.21          $1,024.00         $1.22
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,000.00        $1.26          $1,023.90         $1.28
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,000.00        $1.26          $1,023.90         $1.28
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.25% for Investor Class, 0.24% for Class A and 0.25% for Class B and Class
   C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

Other
  Commercial
  Paper         45.7
Financial
  Company
  Commercial
  Paper         14.5
Repurchase
  Agreements    11.2
Government
  Agency
  Debt          10.1
Other Notes      9.5
Treasury
  Debt             6
Asset-Backed
  Commercial
  Paper          3.4
Other
  Assets,
  Less
  Liabili-
  ties          (0.4)




See Portfolio of Investments beginning on page 10 for specific holdings within these categories.



8    MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,(1) the Fund's Manager.

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

As of October 31, 2010, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the 12 months ended October 31, 2010, MainStay Money Market Fund returned 0.02% for all share classes. All share classes underperformed the 0.03% return of the Lipper(2) money market funds average for the 12 months ended October 31, 2010.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's increased exposure to Treasury bills and repurchase agreements detracted from relative performance during the reporting period, while a longer duration(3) contributed positively to relative performance. Our investment in floating-rate securities backed by the Federal Deposit Insurance Corporation
(FDIC) continued to have a positive impact on performance, as did our investments in asset-backed securities.

WHAT WAS THE FUND'S DURATION--OR DAYS-TO-MATURITY--STRATEGY DURING THE REPORTING PERIOD?

We maintained a longer-than-normal duration during the 12 months ended October 31, 2010. Doing so made a positive contribution to the Fund's performance because the yield curve(4) remained upward-sloping throughout the reporting period. During the second half of the reporting period, however, duration was shortened to prepare the Fund for new SEC regulations. In light of these new regulations, effective May 26, 2010, the Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

The decision of the Federal Open Market Committee (FOMC) to maintain the targeted federal funds rate in a very low range gave us the confidence to move out further on the upward-sloping yield curve. Against this backdrop, we increased the Fund's exposure to longer-dated Treasury coupon securities, callable agency coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are generally much shorter.) We were comfortable "using duration" in this environment, that is, having a longer average life, because the FOMC stated that conditions were likely to warrant exceptionally low levels of the federal funds rate for an extended period.

We hedged this positioning by participating in the floating-rate securities market. The use of floating-rate securities allowed us to accomplish two things. First, if interest rates rose, we would participate in the upward movement; and second, we felt that floating-rate securities offered compelling yields compared to other available investments.

Our negative view on foreign banks continued during the reporting period and was reinforced during the European sovereign debt crisis. For the most part, we avoided this sector, except for certain shorter-dated commercial paper investments in some of the stronger issuers.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFOR-
MANCE AND WHICH MARKET SEGMENTS WERE PARTIC-
ULARLY WEAK?

The major positive contributors to the Fund's performance included floating-rate securities, corporate floating-rate securities, FDIC-backed floating-rate securities, asset-backed securities and callable agency securities. The Fund's return was hampered by investments in Treasury bills and repurchase agreements.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Significant purchases during the reporting period included a Pepsi corporate floating-rate issue (due July 2011), a Federal Home Loan Bank callable security (due November 2011) and a General Electric Equipment asset-backed security (due September 2011). There were no significant sales during the reporting period.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in asset-backed securities, repurchase agreements, floating-rate securities and commercial paper. The Fund decreased its weightings in government and agency securities and corporate bonds.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund had no significant overweight or underweight positions at the end of the period.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2010


                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS 100.4%+
-------------------------------------------------------

ASSET-BACKED COMMERCIAL PAPER 3.4%
Straight-A Funding LLC
  0.23%, due 12/2/10 (a)(b)   $ 5,005,000  $  5,004,009
  0.24%, due 11/8/10 (a)(b)     3,750,000     3,749,825
  0.25%, due 12/7/10 (a)(b)     2,400,000     2,399,400
  0.25%, due 1/10/11 (a)(b)     6,250,000     6,246,962
                                           ------------
                                             17,400,196
                                           ------------

FINANCIAL COMPANY COMMERCIAL PAPER 14.5%
American Honda Finance Corp.
  0.20%, due 11/4/10 (a)        6,250,000     6,249,896
  0.22%, due 11/22/10 (a)       4,760,000     4,759,389
BNP Paribas Finance, Inc.
  0.19%, due 11/1/10 (a)        6,250,000     6,250,000
  0.19%, due 11/3/10 (a)        6,500,000     6,499,931
Caterpillar Financial
  Services Corp.
  0.24%, due 12/16/10 (a)       6,250,000     6,248,125
John Deere Credit, Inc.
  0.21%, due 11/15/10 (a)(b)    5,000,000     4,999,592
JPMorgan Chase & Co.
  0.22%, due 11/22/10 (a)       5,600,000     5,599,281
National Rural Utilities
  Cooperative Finance Corp.
  0.23%, due 11/19/10 (a)       6,000,000     5,999,310
  0.24%, due 11/9/10 (a)        7,000,000     6,999,627
PACCAR Financial Corp.
  0.20%, due 11/8/10 (a)        2,513,000     2,512,902
Private Export Funding Corp.
  0.35%, due 12/20/10 (a)(b)    6,250,000     6,247,023
Societe Generale North
  America, Inc.
  0.25%, due 11/5/10 (a)        6,250,000     6,249,827
  0.25%, due 11/18/10 (a)       5,750,000     5,749,321
                                           ------------
                                             74,364,224
                                           ------------

GOVERNMENT AGENCY DEBT 10.1%
Federal Farm Credit Bank
  0.242%, due 9/16/11 (c)       3,750,000     3,749,836
  0.25%, due 11/4/11 (c)        4,995,000     4,995,000
  3.75%, due 12/6/10            2,700,000     2,708,843
Federal Home Loan Bank
  0.282%, due 7/29/11 (c)       6,250,000     6,250,000
  0.34%, due 11/15/11           6,240,000     6,240,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.17%, due 11/1/10 (a)        6,250,000     6,250,000
  0.22%, due 12/8/10 (a)        1,715,000     1,714,612
  0.25%, due 5/2/11 (a)         1,625,000     1,622,946
  0.26%, due 12/21/10 (a)       2,400,000     2,399,133
Federal National Mortgage
  Association
  0.216%, due 9/19/11 (c)       6,250,000     6,250,294
Federal National Mortgage
  Association (Discount
  Notes)
  0.23%, due 11/17/10 (a)       2,660,000     2,659,728
  0.25%, due 4/11/11 (a)        3,250,000     3,246,318
  0.33%, due 2/22/11 (a)        3,600,000     3,596,271
                                           ------------
                                             51,682,981
                                           ------------

OTHER COMMERCIAL PAPER 45.7%
Abbott Laboratories
  0.20%, due 11/23/10 (a)(b)    3,750,000     3,749,542
American Water Capital Corp.
  0.35%, due 11/1/10 (a)(b)     2,100,000     2,100,000
Archer-Daniels-Midland Co.
  0.20%, due 11/16/10 (a)(b)    6,250,000     6,249,479
  0.20%, due 11/18/10 (a)(b)    6,250,000     6,249,410
Basin Electric Power
  Cooperative, Inc.
  0.22%, due 11/29/10 (a)(b)    2,500,000     2,499,572
  0.25%, due 11/29/10 (a)(b)    5,280,000     5,278,974
Becton Dickinson & Co.
  0.20%, due 11/9/10 (a)        5,500,000     5,499,756
Brown-Forman Corp.
  0.24%, due 11/23/10 (a)(b)    6,255,000     6,254,083
Campbell Soup Co.
  0.17%, due 11/4/10 (a)(b)     6,250,000     6,249,911
Clorox Co. (The)
  0.30%, due 11/5/10 (a)(b)     2,000,000     1,999,933
Coca-Cola Co. (The)
  0.20%, due 12/16/10 (a)(b)    6,250,000     6,248,438
  0.23%, due 1/11/11 (a)(b)     6,000,000     5,997,278
Colgate-Palmolive Co.
  0.16%, due 11/3/10 (a)(b)     6,255,000     6,254,944
Diageo Capital PLC
  0.30%, due 11/15/10 (a)(b)    2,100,000     2,099,755
Duke Energy Corp.
  0.33%, due 11/24/10 (a)(b)    2,100,000     2,099,557
Emerson Electric Co.
  0.18%, due 11/4/10 (a)(b)     6,750,000     6,749,899
Florida Power & Light Co.
  0.22%, due 11/1/10 (a)        3,900,000     3,900,000
General Electric Co.
  0.20%, due 11/17/10 (a)       6,250,000     6,249,444
General Mills, Inc.
  0.27%, due 11/30/10 (a)(b)    2,000,000     1,999,565
Google, Inc.
  0.18%, due 11/29/10 (a)(b)    4,050,000     4,049,433
  0.20%, due 11/17/10 (a)(b)    6,000,000     5,999,467
Hewlett-Packard Co.
  0.19%, due 11/18/10 (a)(b)    6,250,000     6,249,439
  0.20%, due 12/2/10 (a)(b)     6,750,000     6,748,838


+ Percentages indicated are based on Fund net assets.

10    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

OTHER COMMERCIAL PAPER (CONTINUED)
Honeywell International,
  Inc.
  0.22%, due 12/23/10 (a)(b)  $ 2,500,000  $  2,499,206
Illinois Tool Works, Inc.
  0.20%, due 11/5/10 (a)(b)     6,250,000     6,249,861
  0.20%, due 11/15/10 (a)(b)    6,250,000     6,249,514
International Business
  Machines Corp.
  0.17%, due 11/3/10 (a)(b)     6,250,000     6,249,941
Kimberly-Clark Worldwide,
  Inc.
  0.17%, due 11/2/10 (a)(b)     5,900,000     5,899,972
  0.17%, due 11/16/10 (a)(b)    3,800,000     3,799,731
  0.18%, due 11/5/10 (a)(b)     2,500,000     2,499,950
McDonald's Corp.
  0.20%, due 11/4/10 (a)(b)     2,700,000     2,699,955
Merck & Co., Inc.
  0.20%, due 11/19/10 (a)(b)    6,500,000     6,499,350
  0.20%, due 12/13/10 (a)(b)    6,250,000     6,248,542
Nestle Capital Corp.
  0.24%, due 4/1/11 (a)(b)      6,250,000     6,243,708
Nestle Finance
  International, Ltd.
  0.18%, due 11/1/10 (a)        5,500,000     5,500,000
Novartis Finance Corp.
  0.20%, due 11/2/10 (a)(b)     6,250,000     6,249,965
  0.26%, due 12/10/10 (a)(b)    6,250,000     6,248,240
NSTAR Electric Co.
  0.22%, due 11/2/10 (a)        1,756,000     1,755,989
Procter & Gamble
  International Funding SCA
  0.20%, due 11/8/10 (a)(b)     4,630,000     4,629,820
Roche Holdings, Inc.
  0.18%, due 11/2/10 (a)(b)     6,500,000     6,499,967
  0.23%, due 12/3/10 (a)(b)     6,000,000     5,998,773
Schlumberger Technology
  Corp.
  0.20%, due 11/29/10 (a)(b)    2,500,000     2,499,611
United Technologies Corp.
  0.19%, due 11/23/10 (a)(b)    6,750,000     6,749,216
  0.20%, due 11/22/10 (a)(b)    6,500,000     6,499,242
Wal-Mart Stores, Inc.
  0.17%, due 11/8/10 (a)(b)     3,750,000     3,749,876
  0.20%, due 11/8/10 (a)(b)     3,400,000     3,399,868
Walt Disney Co. (The)
  0.18%, due 11/16/10 (a)(b)    6,250,000     6,249,531
WW Grainger, Inc.
  0.20%, due 11/22/10 (a)       2,137,000     2,136,751
                                           ------------
                                            234,083,296
                                           ------------

OTHER NOTES 9.5%
Ally Auto Receivables Trust
  Series 2010-1, Class A1
  0.323%, due 4/15/11              83,359        83,359
  Series 2010-2, Class A1
  0.586%, due 7/15/11           1,131,473     1,131,473
Bank of America Corp.
  0.796%, due 12/2/10 (c)(d)    1,000,000     1,000,509
Berkshire Hathaway Finance
  Corp.
  0.391%, due 2/10/11 (c)       8,100,000     8,100,245
BMW Vehicle Lease Trust
  Series 2010-1, Class A1
  0.298%, due 10/17/11          1,919,038     1,919,038
Citigroup, Inc.
  0.842%, due 12/9/10 (c)(d)    4,000,000     4,002,587
CNH Equipment Trust Series
  2010-A, Class A1
  0.354%, due 4/15/11             943,359       943,358
Ford Credit Auto Owner Trust
  Series 2010-A, Class A1
  0.384%, due 5/15/11 (b)         387,269       387,269
  Series 2010-B, Class A1
  0.506%, due 8/15/11 (b)       1,186,659     1,186,659
GE Equipment Midticket LLC
  Series 2010-1, Class A1
  0.351%, due 9/14/11 (b)       1,260,000     1,260,000
General Electric Capital
  Corp.
  0.373%, due 3/11/11 (c)(d)    3,250,000     3,250,000
  0.922%, due 12/9/10 (c)(d)    2,000,000     2,001,549
Honda Auto Receivables Owner
  Trust
  Series 2010-1, Class A1
  0.269%, due 2/22/11             110,715       110,715
Hyundai Auto Receivables
  Trust
  Series 2010-B, Class A1
  0.371%, due 9/15/11           1,096,005     1,096,005
John Deere Owner Trust
  Series 2010-A, Class A1
  0.344%, due 5/16/11             942,417       942,417
KeyCorp
  0.942%, due 12/15/10
  (c)(d)                        5,000,000     5,004,433
Mercedes-Benz Auto
  Receivables Trust
  Series 2010-1, Class A1
  0.309%, due 5/13/11             683,301       683,301
Navistar Financial Corp.
  Owner Trust
  Series 2010-B, Class A1
  0.345%, due 10/18/11 (b)      1,900,000     1,900,000
  Series 2010-A, Class A1
  0.608%, due 6/20/11 (b)       1,443,850     1,443,850
Nissan Auto Receivables
  Owner Trust
  Series 2010-A, Class A1
  0.356%, due 10/17/11          2,191,956     2,191,956
PepsiCo, Inc.
  0.319%, due 7/15/11 (c)       3,600,000     3,601,301
SunTrust Bank
  0.942%, due 12/16/10
  (c)(d)                        1,750,000     1,751,647


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

OTHER NOTES (CONTINUED)
Volkswagen Auto Lease Trust
  Series 2010-A, Class A1
  0.299%, due 11/21/11        $ 3,000,000  $  3,000,000
Volvo Financial Equipment
  LLC
  Series 2010-1A, Class A1
  0.51%, due 5/16/11 (b)        1,493,059     1,493,059
                                           ------------
                                             48,484,730
                                           ------------

TREASURY DEBT 6.0%
United States Treasury Notes
  0.875%, due 1/31/11           9,000,000     9,010,565
  0.875%, due 3/31/11           8,995,000     9,016,820
  1.00%, due 8/31/11            6,250,000     6,286,535
  1.00%, due 9/30/11            6,200,000     6,240,647
                                           ------------
                                             30,554,567
                                           ------------

TREASURY REPURCHASE AGREEMENTS 11.2%
Deutsche Bank Securities,
  Inc.
  0.21%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $19,100,334
  (Collateralized by a
  United States Treasury
  Note, with a rate of
  1.875% and a maturity date
  of 6/30/15, with a
  Principal Amount of
  $18,739,900 and a Market
  Value of $19,482,058)        19,100,000    19,100,000
Morgan Stanley Co.
  0.20%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $19,086,318
  (Collateralized by a
  United States Treasury
  Note, with a rate of 2.50%
  and a maturity date of
  7/15/16, with a Principal
  Amount of $15,565,200 and
  a Market Value of
  $19,467,802)                 19,086,000    19,086,000
SG Americas Securities LLC
  0.21%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $19,100,334
  (Collateralized by a
  United States Treasury
  Note, with a rate of 1.00%
  and a maturity date of
  4/30/12, with a Principal
  Amount of $19,190,100 and
  a Market Value of
  $19,482,090)                 19,100,000    19,100,000
                                           ------------
                                             57,286,000
                                           ------------
Total Short-Term Investments
  (Amortized Cost
  $513,855,994) (e)                 100.4%  513,855,994
Other Assets, Less
  Liabilities                        (0.4)   (1,864,082)
                              -----------  ------------


Net Assets                          100.0% $511,991,912
                              ===========  ============





(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c) Floating rate--Rate shown is the rate in effect at October 31, 2010.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  The amortized cost also represents the
     aggregate cost for federal income tax
     purposes.




12    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Short-Term Investments
  Asset-Backed Commercial Paper                       $     --  $ 17,400,196      $     --  $ 17,400,196
  Financial Company Commercial Paper                        --    74,364,224            --    74,364,224
  Government Agency Debt                                    --    51,682,981            --    51,682,981
  Other Commercial Paper                                    --   234,083,296            --   234,083,296
  Other Notes                                               --    48,484,730            --    48,484,730
  Treasury Debt                                             --    30,554,567            --    30,554,567
  Treasury Repurchase Agreements                            --    57,286,000            --    57,286,000
                                                      --------  ------------      --------  ------------
Total Investments in Securities                            $--  $513,855,994           $--  $513,855,994
                                                      ========  ============      ========  ============




For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The table below sets forth the diversification of the MainStay Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)

                                  AMORTIZED
                                       COST  PERCENT +
Aerospace & Defense            $ 13,248,458      2.6%
Agriculture                      12,498,889      2.4
Automobile ABS                   15,133,625      2.9
Banks                            29,357,605      5.8
Beverages                        24,200,855      4.8
Computers                        19,248,218      3.7
Cosmetics & Personal Care        23,084,417      4.6
Distribution & Wholesale          2,136,751      0.4
Diversified Financial
  Services                       86,916,153     17.0
Electric                         15,534,092      3.0
Electrical Components &
  Equipment                       6,749,899      1.3
Food                             19,993,184      3.9
Health Care--Products             5,499,756      1.1
Health Care--Services            12,498,740      2.4
Household Products & Wares        1,999,933      0.4
Insurance                         8,100,245      1.6
Internet                         10,048,900      2.0
Machinery--Diversified            4,999,592      1.0
Media                             6,249,531      1.2
Miscellaneous--Manufacturing     21,248,025      4.1
Oil & Gas                         2,499,611      0.5
Other ABS                         4,638,834      0.9
Pharmaceuticals                  16,497,434      3.2
Repurchase Agreements            57,286,000     11.2
Retail                            9,849,699      1.9
U.S. Government & Agencies       82,237,548     16.1
Water                             2,100,000      0.4
                               ------------    -----
                                513,855,994    100.4
Other Assets,
  Less Liabilities               (1,864,082)    (0.4)
                               ------------    -----
Net Assets                     $511,991,912    100.0%
                               ============    =====





+    Percentages indicated are based on Fund
     net assets.





14    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (amortized cost $456,569,994)       $456,569,994
Repurchase agreement, at value
  (identified cost $57,286,000)         57,286,000
Cash                                     6,200,233
Receivables:
  Fund shares sold                       1,294,979
  Interest                                 167,902
  Manager (See Note 3)                      45,396
Other assets                                56,230
                                      ------------
     Total assets                      521,620,734
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased        7,995,000
  Fund shares redeemed                   1,297,738
  Transfer agent (See Note 3)              254,927
  Shareholder communication                 50,291
  Professional fees                         19,202
  Custodian                                  2,495
  Trustees                                   1,546
Accrued expenses                             7,623
                                      ------------
     Total liabilities                   9,628,822
                                      ------------
Net assets                            $511,991,912
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $  5,120,408
Additional paid-in capital             506,871,504
                                      ------------
                                       511,991,912
Net assets                            $511,991,912
                                      ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 64,360,184
                                      ============
Shares of beneficial interest
  outstanding                           64,367,404
                                      ============
Net asset value and offering price
  per share outstanding               $       1.00
                                      ============
CLASS A
Net assets applicable to outstanding
  shares                              $301,795,356
                                      ============
Shares of beneficial interest
  outstanding                          301,830,082
                                      ============
Net asset value and offering price
  per share outstanding               $       1.00
                                      ============
CLASS B
Net assets applicable to outstanding
  shares                              $118,529,409
                                      ============
Shares of beneficial interest
  outstanding                          118,534,928
                                      ============
Net asset value and offering price
  per share outstanding               $       1.00
                                      ============
CLASS C
Net assets applicable to outstanding
  shares                              $ 27,306,963
                                      ============
Shares of beneficial interest
  outstanding                           27,308,362
                                      ============
Net asset value and offering price
  per share outstanding               $       1.00
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Interest                             $ 1,346,373
                                       -----------
EXPENSES
  Manager (See Note 3)                   2,444,161
  Transfer agent (See Note 3)            1,412,694
  Professional fees                        145,328
  Registration                             129,576
  Shareholder communication                 97,950
  Custodian                                 27,464
  Trustees                                  17,802
  Miscellaneous                             30,903
                                       -----------
     Total expenses before
       waiver/reimbursement              4,305,878
  Expense waiver/reimbursement from
     Manager (See Note 3)               (3,009,712)
                                       -----------
     Net expenses                        1,296,166
                                       -----------
Net investment income                       50,207
                                       -----------

REALIZED GAIN ON INVESTMENTS
--------------------------------------------------
Net realized gain on investments             1,079
                                       -----------
Net increase in net assets resulting
  from operations                      $    51,286
                                       ===========





16    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                       2010           2009
DECREASE IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income        $      50,207  $     951,141
 Net realized gain on
  investments                         1,079          4,423
                              ----------------------------
 Net increase in net assets
  resulting from operations          51,286        955,564
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                  (14,067)       (88,466)
    Class A                         (68,137)      (568,332)
    Class B                         (29,495)      (218,829)
    Class C                          (6,590)       (63,098)
                              ----------------------------
 Total dividends to
  shareholders                     (118,289)      (938,725)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        481,351,855    405,818,659
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         113,620        882,086
 Cost of shares redeemed       (494,050,599)  (571,445,207)
                              ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (12,585,124)  (164,744,462)
                              ----------------------------
    Net decrease in net
     assets                     (12,652,127)  (164,727,623)
NET ASSETS
----------------------------------------------------------
Beginning of year               524,644,039    689,371,662
                              ----------------------------
End of year                   $ 511,991,912  $ 524,644,039
                              ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR CLASS
                                     ------------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                                                      THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $  1.00        $  1.00           $  1.00
                                     -------        -------           -------
Net investment income                   0.00 ++        0.00 ++           0.01
Net realized and unrealized gain on
  investments                           0.00 ++        0.00 ++           0.00 ++
                                     -------        -------           -------
Total from investment operations        0.00 ++        0.00 ++           0.01
                                     -------        -------           -------
Less dividends and distributions:
  From net investment income           (0.00)++       (0.00)++          (0.01)
  Return of capital                    (0.00)++          --                --
                                     -------        -------           -------
Total dividends and distributions      (0.00)++       (0.00)++          (0.01)
                                     -------        -------           -------
Net asset value at end of period     $  1.00        $  1.00           $  1.00
                                     =======        =======           =======
Total investment return                 0.02%          0.12%             1.24%(a)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 0.01%          0.13%             1.67%++
  Net expenses                          0.25%          0.50%             0.80%++
  Expenses (before
     waiver/reimbursement)              0.94%          0.95%             0.88%++
Net assets at end of period (in
  000's)                             $64,360        $67,220           $72,721




                                                                         CLASS B
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  period                             $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                     --------        --------        --------        --------        --------
Net investment income                    0.00 ++         0.00 ++         0.03            0.05            0.04
Net realized and unrealized gain on
  investments                            0.00 ++         0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                     --------        --------        --------        --------        --------
Total from investment operations         0.00 ++         0.00 ++         0.03            0.05            0.04
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.00)++        (0.00)++        (0.03)          (0.05)          (0.04)
  Return of capital                     (0.00)++           --              --              --              --
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.00)++        (0.00)++        (0.03)          (0.05)          (0.04)
                                     --------        --------        --------        --------        --------
Net asset value at end of period     $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                     ========        ========        ========        ========        ========
Total investment return                  0.02%           0.12%           2.57%           4.69%           4.18%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.01%           0.14%           2.54%           4.59%           4.14%
  Net expenses                           0.25%           0.51%           0.76%           0.70%           0.70%
  Expenses (before
     waiver/reimbursement)               0.94%           0.95%           0.84%           0.83%           0.93%
Net assets at end of period (in
  000's)                             $118,529        $144,464        $187,237        $176,753        $189,216



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total investment return is not annualized.




18    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              CLASS A
      --------------------------------------------------------------------------------------



                                      YEAR ENDED OCTOBER 31,
        2010              2009              2008              2007              2006

      $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
      --------          --------          --------          --------          --------
          0.00 ++           0.00 ++           0.03              0.05              0.04
          0.00 ++           0.00 ++           0.00 ++           0.00 ++           0.00 ++
      --------          --------          --------          --------          --------
          0.00 ++           0.00 ++           0.03              0.05              0.04
      --------          --------          --------          --------          --------

         (0.00)++          (0.00)++          (0.03)            (0.05)            (0.04)
         (0.00)++             --                --                --                --
      --------          --------          --------          --------          --------
         (0.00)++          (0.00)++          (0.03)            (0.05)            (0.04)
      --------          --------          --------          --------          --------
      $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
      ========          ========          ========          ========          ========
          0.02%             0.16%             2.65%             4.69%             4.18%

          0.01%             0.18%             2.65%             4.59%             4.14%
          0.25%             0.47%             0.68%             0.70%             0.70%
          0.72%             0.73%             0.71%             0.83%             0.93%
      $301,795          $279,766          $372,956          $346,960          $260,642



                                           CLASS C
      ---------------------------------------------------------------------------------
                                    YEAR ENDED OCTOBER 31,
        2010             2009             2008             2007             2006

      $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
      -------          -------          -------          -------          -------
         0.00 ++          0.00 ++          0.03             0.05             0.04
         0.00 ++          0.00 ++          0.00 ++          0.00 ++          0.00 ++
      -------          -------          -------          -------          -------
         0.00 ++          0.00 ++          0.03             0.05             0.04
      -------          -------          -------          -------          -------

        (0.00)++         (0.00)++         (0.03)           (0.05)           (0.04)
        (0.00)++            --               --               --               --
      -------          -------          -------          -------          -------
        (0.00)++         (0.00)++         (0.03)           (0.05)           (0.04)
      -------          -------          -------          -------          -------
      $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
      =======          =======          =======          =======          =======
         0.02%            0.12%            2.57%            4.69%            4.18%

         0.01%            0.15%            2.51%            4.59%            4.14%
         0.25%            0.52%            0.76%            0.70%            0.70%
         0.94%            0.95%            0.83%            0.83%            0.93%
      $27,307          $33,194          $56,458          $36,270          $23,306




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares at net asset value ("NAV") without the imposition of a front-end sales charge or a contingent deferred sales charge ("CDSC"). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. "Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. These securities are generally categorized as Level 2 in the hierarchy.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.


20    Mainstay Money Market Fund

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) CONCENTRATION OF RISK. The Fund's investments may include securities such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer's credit worthiness or market conditions are incorrect, the use of these types of investments could result in a loss.

The Fund may also invest in securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement, ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the

                                                   mainstayinvestments.com    21

Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.45% up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% on from $20 million to $100 million and 0.01% on in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.02% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

At the December 15, 2010, Board of Trustees meeting, the Board approved an extension of the current written expense limitation agreement through February 28, 2012.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $2,444,161 and waived/reimbursed its fees in the amount of $3,009,712.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of Investor Class, Class A, Class B and Class C of $300, $3,014, $212,630 and $13,276, respectively for the year ended October 31, 2010.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $252,906
-----------------------------------------------
Class A                                 536,181
-----------------------------------------------
Class B                                 508,965
-----------------------------------------------
Class C                                 114,642
-----------------------------------------------



(D) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $610    0.0%++
----------------------------------------------
Class C                             117    0.0++
----------------------------------------------



++ Less than one-tenth of a percent.

(F) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $18,890.


22    Mainstay Money Market Fund

NOTE 4-FEDERAL INCOME TAX

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2010 were not affected.

                     ACCUMULATED
  UNDISTRIBUTED      NET REALIZED    ADDITIONAL
 NET INVESTMENT      GAIN (LOSS)       PAID-IN
  INCOME (LOSS)    ON INVESTMENTS      CAPITAL
        $52,876           $(1,079)     $(51,797)
------------------------------------ ----------



The reclassifications for the Fund are primarily due to the redesignation of distributions and taxable overdistribution.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010     2009
Distributions paid from:
  Ordinary Income                $118,289  $938,725
---------------------------------------------------



NOTE 5-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6-CAPITAL SHARE TRANSACTIONS


 INVESTOR CLASS (AT $1 PER SHARE)         SHARES
Year ended October 31, 2010:
Shares sold                            53,744,737
Shares issued to shareholders in
  reinvestment of dividends                13,680
Shares redeemed                       (53,422,575)
                                     ------------
Net increase (decrease) in shares
  outstanding before conversion           335,842
Shares converted into Investor
  Class (See Note 1)                   13,297,505
Shares converted from Investor
  Class (See Note 1)                  (16,485,615)
                                     ------------
Net increase (decrease)                (2,852,268)
                                     ============
Year ended October 31, 2009:
Shares sold                            65,903,696
Shares issued to shareholders in
  reinvestment of dividends                84,957
Shares redeemed                       (62,623,592)
                                     ------------
Net increase (decrease) in shares
  outstanding before conversion         3,365,061
Shares converted into Investor
  Class (See Note 1)                    5,050,264
Shares converted from Investor
  Class (See Note 1)                  (13,919,066)
                                     ------------
Net increase (decrease)                (5,503,741)
                                     ============


 CLASS A (AT $1 PER SHARE)                 SHARES

Year ended October 31, 2010:

Shares sold                           352,517,198

Shares issued to shareholders in
  reinvestment of dividends                65,335

Shares redeemed                      (334,508,432)
                                     ------------


Net increase (decrease) in shares
  outstanding before conversion        18,074,101

Shares converted into Class A (See
  Note 1)                              16,856,364

Shares converted from Class A (See
  Note 1)                             (12,862,782)
                                     ------------


Net increase (decrease)                22,067,683
                                     ============


Year ended October 31, 2009:

Shares sold                           257,260,638

Shares issued to shareholders in
  reinvestment of dividends               533,055

Shares redeemed                      (360,583,179)
                                     ------------


Net increase (decrease) in shares
  outstanding before conversion      (102,789,486)

Shares converted into Class A (See
  Note 1)                              14,106,124

Shares converted from Class A (See
  Note 1)                              (4,510,377)
                                     ------------


Net increase (decrease)               (93,193,739)
                                     ============




                                                   mainstayinvestments.com    23

 CLASS B (AT $1 PER SHARE)                 SHARES

Year ended October 31, 2010:

Shares sold                            38,638,162

Shares issued to shareholders in
  reinvestment of dividends                28,319

Shares redeemed                       (63,778,006)
                                     ------------


Net increase (decrease) in shares
  outstanding before conversion       (25,111,525)

Shares converted from Class B (See
  Note 1)                                (805,472)
                                     ------------


Net increase (decrease)               (25,916,997)
                                     ============


Year ended October 31, 2009:

Shares sold                            51,857,844

Shares issued to shareholders in
  reinvestment of dividends               205,583

Shares redeemed                       (94,117,333)
                                     ------------


Net increase (decrease) in shares
  outstanding before conversion       (42,053,906)

Shares converted from Class B (See
  Note 1)                                (726,945)
                                     ------------


Net increase (decrease)               (42,780,851)
                                     ============



 CLASS C (AT $1 PER SHARE)                 SHARES

Year ended October 31, 2010:

Shares sold                            36,451,758

Shares issued to shareholders in
  reinvestment of dividends                 6,311

Shares redeemed                       (42,341,583)
                                     ------------


Net increase (decrease)                (5,883,514)
                                     ============


Year ended October 31, 2009:

Shares sold                            30,796,481

Shares issued to shareholders in
  reinvestment of dividends                58,491

Shares redeemed                       (54,121,103)
                                     ------------


Net increase (decrease)               (23,266,131)
                                     ============




NOTE 7-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified other than the extension of the written expense limitation agreement as disclosed in Note 3(A) to these financial statements.


24    Mainstay Money Market Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010



                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreement. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Money Market Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments").

In reaching its decision to approve this agreement (the "Agreement"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement also were based, in part, on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE
INVESTMENTS

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles, generally, and other money market funds specifically. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, include, among

26    Mainstay Money Market Fund
other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other things, New York Life Investments' investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board's determination to approve the Agreement.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.


                                                   mainstayinvestments.com    27

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's expected total ordinary operating expenses. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.


28    Mainstay Money Market Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-
6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund's website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-
0330).


                                                   mainstayinvestments.com    29

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


30    Mainstay Money Market Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    31

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


32    Mainstay Money Market Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


34    Mainstay Money Market Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO21215 MS333-10                                         MSMM11-12/10
                                                                              12

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY PRINCIPAL PRESERVATION FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   10
---------------------------------------------
Financial Statements                       15
---------------------------------------------
Notes to Financial Statements              19
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            23
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  24
---------------------------------------------
Federal Income Tax Information             27
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        27
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       27
---------------------------------------------
Board Members and Officers                 28
---------------------------------------------




--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



(LINE GRAPH)

                   MAINSTAY PRINCIPAL
                    PRESERVATION FUND    LIPPER MONEY    LIPPER INSTITUTIONAL
                         CLASS I         MARKET FUNDS        MONEY MARKET
                         SHARES             AVERAGE          FUNDS AVERAGE
                   ------------------    ------------    --------------------
10/31/00                  10000              10000               10000
                          10493              10418               10470
                          10673              10542               10645
                          10787              10598               10745
                          10893              10651               10840
                          11179              10870               11118
                          11700              11310               11625
                          12305              11830               12218
                          12667              12138               12596
                          12784              12184               12672
10/31/10                  12791              12188               12681




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

                                                                                        GROSS
                                                                                       EXPENSE
CLASS                  SALES CHARGE            ONE YEAR    FIVE YEARS    TEN YEARS    RATIO(2)
----------------------------------------------------------------------------------------------
Class I Shares(3)    No Sales Charge             0.05%        2.73%        2.49%        0.45%
----------------------------------------------------------------------------------------------



7-DAY CURRENT YIELD: 0.01%





1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. On November 17, 2007, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to November 11, 2007, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. As of October 31, 2010, MainStay Principal Preservation Fund had an effective 7-day yield of 0.01% for Class I shares. The 7-day current yield was 0.01% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.29% for Class I shares and the 7-day current yield would have been -0.29% for Class I shares. The current yield reflects the Fund's earnings better than the Fund's total return. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                  ONE      FIVE     TEN
                                                       YEAR    YEARS    YEARS
Lipper Institutional Money Market Funds Average(4)    0.08%    2.63%    2.40%
-----------------------------------------------------------------------------
Lipper Money Market Funds Average(5)                  0.03     2.30     2.00
-----------------------------------------------------------------------------







4. The Lipper institutional money market funds average is representative of funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401K and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value. This benchmark is a product of Lipper Inc.
5. The Lipper money market funds average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Principal Preservation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY PRINCIPAL PRESERVATION FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
CLASS I SHARES                      $1,000.00       $1,000.00        $1.26          $1,023.90         $1.28
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.25%) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)

(PIE CHART)

Other Commercial Paper                          46.0
Financial Company Commercial Paper              13.2
Other Notes                                     11.3
Treasury Repurchase Agreements                  11.3
Government Agency Debt                          10.2
Treasury Debt                                    4.6
Asset Backed Commercial Paper                    2.9
Other Assets, Less Liabilities                   0.5




See Portfolio of Investments beginning on page 10 for specific holdings within these categories.



8    MainStay Principal Preservation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,(1) the Fund's Manager.

HOW DID MAINSTAY PRINCIPAL PRESERVATION FUND PERFORM RELATIVE TO ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

As of October 31, 2010, MainStay Principal Preservation Fund Class I shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended October 31, 2010, MainStay Principal Preservation Fund Class I shares returned 0.05%. The Fund underperformed the 0.08% return of the Lipper(2) institutional money market funds average and outperformed the 0.03% return of the Lipper money market funds average for the 12 months ended October 31, 2010.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's increased exposure to Treasury bills and repurchase agreements detracted from relative performance during the reporting period, while a longer duration(3) contributed positively to relative performance. Our investment in floating-rate securities backed by the Federal Deposit Insurance Corporation
(FDIC) continued to have a positive impact on performance, as did our investment in asset-backed securities.

WHAT WAS THE FUND'S DURATION--OR DAYS-TO-MATURITY--STRATEGY DURING THE REPORTING PERIOD?

We maintained a longer-than-normal duration during the 12 months ended October 31, 2010. Doing so made a positive contribution to the Fund's performance because the yield curve(4) remained upward-sloping throughout the reporting period. During the second half of the reporting period, however, duration was shortened to prepare the Fund for new SEC regulations. In light of these new regulations, effective May 26, 2010, the Fund main- tains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

The decision of the Federal Open Market Committee (FOMC) to maintain the targeted federal funds rate in a very low range gave us confidence to move out further on the upward-sloping yield curve. Against this backdrop, we increased the Fund's exposure to longer-dated Treasury coupon securities, callable agency coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are generally much shorter.) We were comfortable "using duration" in this environ- ment, that is, having a longer average life, because FOMC stated that conditions were likely to warrant exceptionally low levels of the federal funds rate for an extended period.

We hedged this positioning by participating in the floating-rate securities market. The use of floating-rate securities allowed us to accomplish two things. First, if interest rates rose, we would participate in the upward movement; and second, we felt that floating-rate securities offered compelling yields compared to other available investments.

Our negative view on foreign banks continued during the reporting period and was reinforced during the European sovereign debt crisis. For the most part, we avoided this sector, except for certain shorter-dated commercial paper investments in some of the stronger issuers.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFOR-MANCE AND WHICH MARKET SEGMENTS WERE PARTIC-ULARLY WEAK?

The major positive contributors to the Fund's performance included its floating-rate securities, corporate floating-rate securities, FDIC-backed floating-rate securities, asset-backed securities and callable agency securities. The Fund's return was hampered by investments in Treasury bills and repurchase agreements.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Significant purchases during the reporting period included a Pepsi corporate floating-rate issue (due July 2011), a Federal Home Loan Bank callable security (due November 2011) and a General Electric Equipment asset-backed security (due September 2011). There were no significant sales during the reporting period.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in asset-backed securities, repurchase agreements, floating-rate securities and commercial paper. The Fund decreased its weight- ings in government and agency securities and corporate bonds.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund had no significant overweights or underweights at the end of the period.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS  OCTOBER 31, 2010


                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS 99.5%+
-------------------------------------------------------

ASSET-BACKED COMMERCIAL PAPER 2.9%
Straight-A Funding LLC
  0.23%, due 12/2/10 (a)(b)    $1,175,000  $  1,174,767
  0.24%, due 11/8/10 (a)(b)       750,000       749,965
  0.25%, due 12/7/10 (a)(b)       400,000       399,900
  0.25%, due 1/10/11 (a)(b)     1,250,000     1,249,393
                                           ------------
                                              3,574,025
                                           ------------

FINANCIAL COMPANY COMMERCIAL PAPER 13.2%
American Honda Finance Corp.
  0.20%, due 11/4/10 (a)        1,250,000     1,249,979
  0.22%, due 11/22/10 (a)         680,000       679,913
BNP Paribas Finance, Inc.
  0.19%, due 11/1/10 (a)        1,250,000     1,250,000
  0.19%, due 11/3/10 (a)        1,500,000     1,499,984
Caterpillar Financial
  Services Corp.
  0.24%, due 12/16/10 (a)       1,500,000     1,499,550
John Deere Credit, Inc.
  0.21%, due 11/15/10 (a)(b)    1,200,000     1,199,902
JPMorgan Chase & Co.
  0.22%, due 11/22/10 (a)       1,000,000       999,872
National Rural Utilities
  Cooperative
  Finance Corp.
  0.23%, due 11/19/10 (a)       1,200,000     1,199,862
  0.24%, due 11/9/10 (a)        2,000,000     1,999,893
PACCAR Financial Corp.
  0.20%, due 11/8/10 (a)          603,000       602,977
Private Export Funding Corp.
  0.35%, due 12/20/10 (a)(b)    1,500,000     1,499,285
Societe Generale North
  America, Inc.
  0.25%, due 11/5/10 (a)        1,250,000     1,249,965
  0.25%, due 11/18/10 (a)       1,500,000     1,499,823
                                           ------------
                                             16,431,005
                                           ------------

GOVERNMENT AGENCY DEBT 10.2%
Federal Farm Credit Bank
  0.242%, due 9/16/11 (c)         750,000       749,967
  1.00%, due 11/4/11 (c)        1,205,000     1,205,000
  3.75%, due 12/6/10              500,000       501,637
Federal Home Loan Bank
  0.287%, due 7/29/11 (c)       1,500,000     1,500,000
  0.34%, due 11/15/11           1,465,000     1,465,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.17%, due 11/1/10 (a)        1,250,000     1,250,000
  0.22%, due 12/8/10 (a)        1,700,000     1,699,616
  0.25%, due 5/2/11 (a)           400,000       399,494
  0.26%, due 12/21/10 (a)         400,000       399,856
Federal National Mortgage
  Association
  0.216%, due 9/19/11 (c)       1,500,000     1,500,071
Federal National Mortgage
  Association (Discount
  Notes)
  0.23%, due 11/17/10 (a)         640,000       639,935
  0.25%, due 4/11/11 (a)          780,000       779,116
  0.33%, due 2/22/11 (a)          600,000       599,378
                                           ------------
                                             12,689,070
                                           ------------

OTHER COMMERCIAL PAPER 46.0%
Abbott Laboratories
  0.20%, due 11/23/10 (a)(b)      750,000       749,908
American Water Capital Corp.
  0.35%, due 11/1/10 (a)(b)       500,000       500,000
Archer-Daniels-Midland Co.
  0.20%, due 11/16/10 (a)(b)    1,500,000     1,499,875
  0.20%, due 11/18/10 (a)(b)    1,250,000     1,249,882
Basin Electric Power
  Cooperative, Inc.
  0.22%, due 11/29/10 (a)(b)      700,000       699,880
  0.25%, due 11/29/10 (a)(b)    1,200,000     1,199,767
Becton Dickinson & Co.
  0.20%, due 11/9/10 (a)        1,875,000     1,874,917
Brown-Forman Corp.
  0.24%, due 11/23/10 (a)(b)    1,470,000     1,469,784
Campbell Soup Co.
  0.17%, due 11/4/10 (a)(b)     1,500,000     1,499,979
Clorox Co. (The)
  0.30%, due 11/5/10 (a)(b)       500,000       499,983
Coca-Cola Co. (The)
  0.20%, due 12/16/10 (a)(b)    1,250,000     1,249,688
  0.23%, due 1/11/11 (a)(b)     1,500,000     1,499,320
Colgate-Palmolive Co.
  0.16%, due 11/3/10 (a)(b)     1,470,000     1,469,987
Diageo Capital PLC
  0.30%, due 11/15/10 (a)(b)      500,000       499,942
Duke Energy Corp.
  0.33%, due 11/24/10 (a)(b)      500,000       499,895
Emerson Electric Co.
  0.18%, due 11/4/10 (a)(b)     2,500,000     2,499,962
Florida Power & Light Co.
  0.22%, due 11/1/10 (a)          900,000       900,000
General Electric Co.
  0.20%, due 11/17/10 (a)       1,250,000     1,249,889
General Mills, Inc.
  0.27%, due 11/30/10 (a)(b)      500,000       499,891
Google, Inc.
  0.18%, due 11/29/10 (a)(b)    1,500,000     1,499,790
  0.20%, due 11/17/10 (a)(b)    1,500,000     1,499,867
Hewlett-Packard Co.
  0.19%, due 11/18/10 (a)(b)    1,250,000     1,249,888
  0.20%, due 12/2/10 (a)(b)     2,500,000     2,499,569


+ Percentages indicated are based on Fund net assets.

10    MainStay Principal Preservation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)
OTHER COMMERCIAL PAPER (CONTINUED)
Honeywell International, Inc.
  0.22%, due 12/23/10 (a)(b)   $  500,000  $    499,841
Illinois Tool Works, Inc.
  0.20%, due 11/5/10 (a)(b)     1,250,000     1,249,972
  0.20%, due 11/15/10 (a)(b)    1,750,000     1,749,864
International Business
  Machines Corp.
  0.17%, due 11/3/10 (a)(b)     1,500,000     1,499,986
Kimberly-Clark Worldwide,
  Inc.
  0.17%, due 11/2/10 (a)(b)     1,180,000     1,179,994
  0.17%, due 11/16/10 (a)(b)      912,000       911,935
  0.18%, due 11/5/10 (a)(b)       700,000       699,986
McDonald's Corp.
  0.20%, due 11/4/10 (a)(b)       540,000       539,991
Merck & Co., Inc.
  0.20%, due 11/19/10 (a)(b)    1,500,000     1,499,850
  0.20%, due 12/13/10 (a)(b)    1,500,000     1,499,650
Nestle Capital Corp.
  0.24%, due 4/1/11 (a)(b)      1,250,000     1,248,742
Nestle Finance International,
  Ltd.
  0.18%, due 11/1/10 (a)        1,250,000     1,250,000
Novartis Finance Corp.
  0.20%, due 11/2/10 (a)(b)     1,250,000     1,249,993
  0.26%, due 12/10/10 (a)(b)    1,500,000     1,499,578
NSTAR Electric Co.
  0.22%, due 11/2/10 (a)          351,000       350,998
Procter & Gamble
  International Funding SCA
  0.20%, due 11/8/10 (a)(b)     1,200,000     1,199,953
Roche Holdings, Inc.
  0.18%, due 11/2/10 (a)(b)     1,250,000     1,249,994
  0.23%, due 12/3/10 (a)(b)     1,500,000     1,499,693
Schlumberger Technology Corp.
  0.20%, due 11/29/10 (a)(b)      500,000       499,922
United Technologies Corp.
  0.19%, due 11/23/10 (a)(b)    2,500,000     2,499,710
  0.20%, due 11/22/10 (a)(b)    1,250,000     1,249,854
Wal-Mart Stores, Inc.
  0.17%, due 11/8/10 (a)(b)       750,000       749,975
  0.20%, due 11/8/10 (a)(b)     1,000,000       999,961
Walt Disney Co. (The)
  0.18%, due 11/16/10 (a)(b)    1,250,000     1,249,906
WW Grainger, Inc.
  0.20%, due 11/22/10 (a)         513,000       512,940
                                           ------------
                                             57,003,951
                                           ------------

OTHER NOTES 11.3%
Ally Auto Receivables Trust
  Series 2010-1, Class A1
  0.323%, due 4/15/11              22,924        22,924
  Series 2010-2, Class A1
  0.586%, due 7/15/11             247,510       247,510
Bank of America Corp.
  0.796%, due 12/2/10 (c)(d)    1,100,000     1,100,560
Berkshire Hathaway Finance
  Corp.
  0.391%, due 2/10/11 (c)       2,100,000     2,100,054
BMW Vehicle Lease Trust
  Series 2010-1, Class A1
  0.298%, due 10/17/11            452,893       452,893
CNH Equipment Trust
  Series 2010-A, Class A1
  0.354%, due 4/15/11             251,562       251,562
Ford Credit Auto Owner Trust
  Series 2010-A, Class A1
  0.384%, due 5/15/11 (b)         109,381       109,381
  Series 2010-B, Class A1
  0.506%, due 8/15/11 (b)         271,943       271,943
GE Equipment Midticket LLC
  Series 2010-1, Class A1
  0.351%, due 9/14/11 (b)         300,000       300,000
General Electric Capital
  Corp.
  0.373%, due 3/11/11 (c)(d)    1,100,000     1,100,400
  0.922%, due 12/9/10 (c)(d)    2,200,000     2,201,704
Honda Auto Receivables Owner
  Trust
  Series 2010-1, Class A1
  0.269%, due 2/22/11              32,049        32,049
Hyundai Auto Receivables
  Trust
  Series 2010-B, Class A1
  0.371%, due 9/15/11             260,954       260,954
John Deere Owner Trust
  Series 2010-A, Class A1
  0.344%, due 5/16/11             214,186       214,186
Mercedes-Benz Auto
  Receivables Trust
  Series 2010-1, Class A1
  0.309%, due 5/13/11             159,437       159,437
Navistar Financial Corp.
  Owner Trust
  Series 2010-B, Class A1
  0.345%, due 10/18/11 (b)        450,000       450,000
  Series 2010-A, Class A1
  0.608%, due 6/20/11 (b)         341,964       341,964
Nissan Auto Receivables Owner
  Trust
  Series 2010-A, Class A1
  0.356%, due 10/17/11            517,302       517,302
PepsiCo, Inc.
  0.319%, due 7/15/11 (c)         900,000       900,325
SunTrust Bank
  0.942%, due 12/16/10 (c)(d)   1,900,000     1,901,788
Volkswagen Auto Lease Trust
  Series 2010-A, Class A1
  0.299%, due 11/21/11            700,000       700,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)
OTHER NOTES (CONTINUED)
Volvo Financial Equipment LLC
  Series 2010-1A, Class A1
  0.51%, due 5/16/11 (b)       $  363,177  $    363,176
                                           ------------
                                             14,000,112
                                           ------------

TREASURY DEBT 4.6%
United States Treasury Notes
  0.875%, due 1/31/11           1,500,000     1,501,872
  0.875%, due 3/31/11           1,455,000     1,458,962
  1.00%, due 8/31/11            1,250,000     1,257,307
  1.00%, due 9/30/11            1,450,000     1,459,507
                                           ------------
                                              5,677,648
                                           ------------

TREASURY REPURCHASE AGREEMENTS 11.3%
Deutsche Bank Securities,
  Inc.
  0.21%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $4,600,081 (Collateralized
  by a United States Treasury
  Note with a rate of 1.875%
  and a maturity date of
  6/30/15, with a Principal
  Amount of $4,513,300 and a
  Market Value of $4,692,041)   4,600,000     4,600,000
Morgan Stanley Co.
  0.20%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $4,831,081
  (Collateralized by a United
  States Treasury Note with a
  rate of 2.50% and a
  maturity date of 7/15/16,
  with a Principal Amount of
  $3,939,900 and a Market
  Value of $4,927,736)          4,831,000     4,831,000
SG Americas Securities LLC
  0.21%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $4,600,081 (Collateralized
  by United States Treasury
  Note with a rate of 1.00%
  and a maturity date of
  4/30/12, with a Principal
  Amount of $4,621,700 and a
  Market Value of $4,692,022)   4,600,000     4,600,000
                                           ------------
                                             14,031,000
                                           ------------
Total Short-Term Investments
  (Amortized Cost
  $123,406,811) (e)                  99.5%  123,406,811
Other Assets, Less
  Liabilities                         0.5       582,914
                               ----------  ------------



Net Assets                          100.0% $123,989,725
                               ==========  ============





(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c) Floating rate--Rate shown is the rate in effect at October 31, 2010.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  The amortized cost also represents the
     aggregate cost for federal income tax
     purposes.




12    MainStay Principal Preservation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Short-Term Investments
  Asset-Backed Commercial Paper                       $     --  $  3,574,025      $     --  $  3,574,025
  Financial Company Commercial Paper                        --    16,431,005            --    16,431,005
  Government Agency Debt                                    --    12,689,070            --    12,689,070
  Other Commercial Paper                                    --    57,003,951            --    57,003,951
  Other Notes                                               --    14,000,112            --    14,000,112
  Treasury Debt                                             --     5,677,648            --     5,677,648
  Treasury Repurchase Agreements                            --    14,031,000            --    14,031,000
                                                      --------  ------------      --------  ------------
Total Investments in Securities                            $--  $123,406,811           $--  $123,406,811
                                                      ========  ============      ========  ============




For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The table below sets forth the diversification of the Principal Preservation Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)

                                  AMORTIZED
                                       COST  PERCENT +
Aerospace & Defense            $  3,749,564      3.0%
Agriculture                       2,749,757      2.2
Automobile ABS                    3,566,357      2.9
Banks                             6,752,008      5.5
Beverages                         5,619,059      4.5
Computers                         5,249,443      4.2
Cosmetics & Personal Care         5,461,855      4.4
Distribution & Wholesale            512,940      0.4
Diversified Financial
  Services                       21,107,143     17.0
Electric                          3,650,540      2.9
Electrical Components &
  Equipment                       2,499,962      2.0
Food                              4,498,612      3.6
Health Care--Products             1,874,917      1.5
Health Care--Services             2,749,687      2.2
Household Products & Wares          499,983      0.4
Insurance                         2,100,054      1.7
Internet                          2,999,657      2.4
Machinery--Diversified            1,199,902      1.0
Media                             1,249,906      1.0
Miscellaneous--Manufacturing      4,749,566      3.8
Oil & Gas                           499,922      0.4
Other ABS                         1,128,924      0.9
Pharmaceuticals                   3,749,408      3.0
Repurchase Agreements            14,031,000     11.4
Retail                            2,289,927      1.9
U.S. Government & Agencies       18,366,718     14.9
Water                               500,000      0.4
                               ------------    -----
                                123,406,811     99.5
Other Assets, Less
  Liabilities                       582,914      0.5
                               ------------    -----
Net Assets                     $123,989,725    100.0%
                               ============    =====





+    Percentages indicated are based on Fund
     net assets.




14    MainStay Principal Preservation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (amortized cost $109,375,811)       $109,375,811
Repurchase agreements, at value
  (identified cost $14,031,000)         14,031,000
Cash                                     2,000,253
Receivables:
  Fund shares sold                         538,495
  Interest                                  42,287
Other assets                                20,689
                                      ------------
     Total assets                      126,008,535
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased        1,905,000
  Fund shares redeemed                      83,052
  Shareholder communication                 12,068
  Professional fees                         10,902
  Transfer agent (See Note 3)                4,291
  Custodian                                  1,948
  Trustees                                     379
  Manager (See Note 3)                          82
Accrued expenses                             1,088
                                      ------------
     Total liabilities                   2,018,810
                                      ------------
Net assets                            $123,989,725
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $  1,240,038
Additional paid-in capital             122,746,511
                                      ------------
                                       123,986,549
Undistributed net investment income          3,176
                                      ------------
Net assets                            $123,989,725
                                      ============
CLASS I
Net assets applicable to outstanding
  shares                              $123,989,725
                                      ============
Shares of beneficial interest
  outstanding                          124,003,795
                                      ============
Net asset value and offering price
  per share outstanding               $       1.00
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest                              $ 341,019
                                        ---------
EXPENSES
  Manager (See Note 3)                    373,902
  Professional fees                        71,853
  Registration                             34,996
  Shareholder communication                31,158
  Transfer agent (See Note 3)              30,349
  Custodian                                24,092
  Trustees                                  4,373
  Miscellaneous                             8,264
                                        ---------
     Total expenses before
       waiver/reimbursement               578,987
  Expense waiver/reimbursement from
     Manager (See Note 3)                (252,466)
                                        ---------
     Net expenses                         326,521
                                        ---------
Net investment income                      14,498
                                        ---------

REALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on investments            3,165
                                        ---------
Net increase in net assets resulting
  from operations                       $  17,663
                                        =========





16    MainStay Principal Preservation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                      2010           2009
DECREASE IN NET ASSETS
---------------------------------------------------------
Operations:
 Net investment income        $     14,498  $   1,615,755
 Net realized gain on
  investments                        3,165         65,201
                              ---------------------------
 Net increase in net assets
  resulting from operations         17,663      1,680,956
                              ---------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Class I                        (14,459)    (1,622,662)
 From net realized gain on
  investments:
    Class I                        (63,057)            --
                              ---------------------------
 Total dividends and
  distributions to
  shareholders                     (77,516)    (1,622,662)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        55,452,389    104,424,689
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 77,180      1,590,770
 Cost of shares redeemed       (99,861,840)  (136,976,130)
                              ---------------------------
    Decrease in net assets
     derived from capital
     share transactions        (44,332,271)   (30,960,671)
                              ---------------------------
    Net decrease in net
     assets                    (44,392,124)   (30,902,377)
NET ASSETS
---------------------------------------------------------
Beginning of year              168,381,849    199,284,226
                              ---------------------------
End of year                   $123,989,725  $ 168,381,849
                              ===========================
Undistributed net investment
 income at
 end of year                  $      3,176  $      63,029
                              ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                           CLASS I
                                     ----------------------------------------------------------------------------------
                                                                              JULY 1,
                                                                              2007***
                                                                              THROUGH
                                           YEAR ENDED OCTOBER 31,           OCTOBER 31,      YEAR ENDED JUNE 30,
                                       2010         2009       2008 (A)         2007          2007         2006
Net asset value at beginning of
  period                             $   1.00     $   1.00     $   1.00       $   1.00      $   1.00     $   1.00
                                     --------     --------     --------       --------      --------     --------
Net investment income                    0.00 ++      0.01         0.03           0.02          0.05         0.04
Net realized and unrealized gain
  (loss) on investments                  0.00 ++        --         0.00 ++       (0.00)++       0.00 ++     (0.00)++
                                     --------     --------     --------       --------      --------     --------
Total from investment operations         0.00 ++      0.01         0.03           0.02          0.05         0.04
                                     --------     --------     --------       --------      --------     --------
Less dividends:
  From net investment income            (0.00)++     (0.01)       (0.03)         (0.02)        (0.05)       (0.04)
  From net realized capital gain on
     investment                         (0.00)++        --           --             --            --           --
  Return of capital                        --           --           --          (0.00)++         --           --
                                     --------     --------     --------       --------      --------     --------
Total dividends                         (0.00)++     (0.01)       (0.03)         (0.02)        (0.05)       (0.04)
                                     --------     --------     --------       --------      --------     --------
Net asset value at end of period     $   1.00     $   1.00     $   1.00       $   1.00      $   1.00     $   1.00
                                     ========     ========     ========       ========      ========     ========
Total investment return                  0.05%        0.93%        2.94%          1.69%(b)      5.20%(c)     4.01%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.01%        0.92%        2.91%          4.97%++       5.08%        3.93%
  Net expenses                           0.25%        0.34%        0.30%          0.30%++       0.30%        0.30%
  Expenses (before
     waiver/reimbursement)               0.43%        0.49%        0.39%          0.49%++       0.46%        0.50%
Net assets at end of period (in
  000's)                             $123,990     $168,382     $199,284       $198,672      $182,080     $146,766




++   Annualized.
++   Less than one cent per share.
***  The McMorgan Principal Preservation Fund changed its fiscal year end from June
     30 to October 31.
(a)  Effective November 27, 2007, shareholders of the McMorgan Principal
     Preservation Fund Class McMorgan shares became owners of Class I shares of the
     MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation
     Fund.
(b)  Total investment return is not annualized.
(c)  The loss resulting from a compliance violation did not have an effect on total return.




18    MainStay Principal Preservation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Principal Preservation Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares, Class I shares, which commenced operations on November 27, 2007. Class I shares are offered at net asset value ("NAV") without imposition of a front-end sales charge or a contingent deferred sales charge ("CDSC").

The Fund's investment objective is to seek to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of McMorgan Principal Preservation Fund, a series of McMorgan Funds (the "McMorgan Trust"), prior to its reorganization. Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. "Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. These securities are generally categorized as Level 2 in the hierarchy.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing

                                                   mainstayinvestments.com    19
tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) CONCENTRATION OF RISK. The Fund's investments may include securities such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer's credit worthiness or market conditions are incorrect, the use of these types of investments could result in a loss.

The Fund may also invest in securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement, ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.25% of the Fund's average daily net assets, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.28% for the year ended October 31, 2010, inclusive of the effective fund accounting services fee rate of 0.03% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement.


20    MainStay Principal Preservation Fund

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses do not exceed 0.30% of the Fund's average daily net assets. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests. At the December 15, 2010, Board of Trustees meeting, the Board approved an extension of the current written expense limitation agreement through February 28, 2012.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $373,902 and waived/reimbursed its fees in the amount of $252,466.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAV, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Class I                                $30,349
----------------------------------------------



(C) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $4,892.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

             ACCUMULATED
                 CAPITAL          OTHER        UNREALIZED          TOTAL
 ORDINARY      AND OTHER      TEMPORARY      APPRECIATION    ACCUMULATED
   INCOME    GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
   $3,176            $--            $--               $--         $3,176
------------------------------------------------------- ----------------



The following table discloses the current year reclassifications between undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2010 were not affected.

                      ACCUMULATED
  UNDISTRIBUTED      NET REALIZED
 NET INVESTMENT       GAIN (LOSS)         ADDITIONAL
  INCOME (LOSS)    ON INVESTMENTS    PAID-IN CAPITAL
       $(59,892)          $59,892                $--
---------------------------------------- -----------



The reclassifications for the Fund are primarily due to reclassification of distributions.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statement of Changes in Net Assets, was as follows:

                                    2010       2009
Distributions paid from:
  Ordinary Income                $77,516  $1,622,662
----------------------------------------------------



NOTE 5-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6-CAPITAL SHARE TRANSACTIONS


 CLASS I (AT $1 PER SHARE)                 SHARES
Year ended October 31, 2010:
Shares sold                            55,452,389
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                            77,180
Shares redeemed                       (99,861,840)
                                     ------------
Net increase (decrease)               (44,332,271)
                                     ============
Year ended October 31, 2009:
Shares sold                           104,424,689
Shares issued to shareholders in
  reinvestment of dividends             1,590,770
Shares redeemed                      (136,976,130)
                                     ------------
Net increase (decrease)               (30,960,671)
                                     ============





                                                   mainstayinvestments.com    21

NOTE 7-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified other than the extension of the written expense limitation agreement as disclosed in Note 3(A) to these financial statements.


22    MainStay Principal Preservation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Principal Preservation Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through October 31, 2007, were audited by other auditors, whose report dated December 17, 2007, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Principal Preservation Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2010, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


                                                   mainstayinvestments.com    23

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreement. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Principal Preservation Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments").

In reaching its decision to approve this agreement (the "Agreement"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement also were based, in part, on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE
INVESTMENTS

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles, generally, and other money market funds specifically. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, include, among

24    MainStay Principal Preservation Fund
other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other things, New York Life Investments' investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board's determination to approve the Agreement.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's expected total ordinary operating expenses. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.


                                                   mainstayinvestments.com    25

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.


26    MainStay Principal Preservation Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-
6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund's website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-
0330).


                                                   mainstayinvestments.com    27

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


28    MainStay Principal Preservation Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    29

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


30    MainStay Principal Preservation Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    31

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


32    MainStay Principal Preservation Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO21216 MS333-10                                         MSPP11-12/10
                                                                              D2

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY TAX FREE BOND FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT


        October 31, 2010

                       This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       18
---------------------------------------------
Notes to Financial Statements              24
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            30
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  31
---------------------------------------------
Federal Income Tax Information             34
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        34
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       34
---------------------------------------------
Board Members and Officers                 35
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS B SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


(With sales charges)

(LINE GRAPH)

                      MAINSTAY TAX                         BARCLAYS CAPITAL
                        FREE BOND     BARCLAYS CAPITAL        3-15 YEAR
                       FUND CLASS      MUNICIPAL BOND     BLENDED MUNICIPAL
                        B SHARES            INDEX             BOND INDEX
                      ------------    ----------------    -----------------
10/31/00                  10000             10000               10000
10/31/01                  11004             11051               10998
10/31/02                  11425             11699               11664
10/31/03                  11697             12297               12268
10/31/04                  12229             13039               12913
10/31/05                  12402             13370               13062
10/31/06                  13042             14138               13724
10/31/07                  13154             14550               14193
10/31/08                  12173             14069               14268
10/31/09                  13551             15982               15896
10/31/10                  14751             17225               17064




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

CLASS                                          SALES CHARGE                                                  ONE YEAR    FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 4.5% Initial Sales Charge                     With sales charges           4.17%        2.84%
                                                                                  Excluding sales charges      9.08         3.80
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 4.5% Initial Sales Charge                     With sales charges           4.33         2.90
                                                                                  Excluding sales charges      9.25         3.85
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares              Maximum 5% CDSC                                       With sales charges           3.85         3.19
                            if Redeemed Within the First Six Years of Purchase    Excluding sales charges      8.85         3.53
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                                       With sales charges           7.85         3.53
                            if Redeemed Within One Year of Purchase               Excluding sales charges      8.85         3.53
-----------------------------------------------------------------------------------------------------------------------------------
Class I Shares(4)           No Sales Charge                                                                    9.48         4.06
-----------------------------------------------------------------------------------------------------------------------------------

                                           GROSS
                                          EXPENSE
CLASS                       TEN YEARS    RATIO(2)
-------------------------------------------------
Investor Class Shares(3)      3.75%        1.25%
                              4.23         1.25
-------------------------------------------------
Class A Shares                3.78         1.08
                              4.25         1.08
-------------------------------------------------
Class B Shares                3.96         1.50
                              3.96         1.50
-------------------------------------------------
Class C Shares                3.96         1.51
                              3.96         1.51
-------------------------------------------------
Class I Shares(4)             4.49         0.83
-------------------------------------------------








1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class B shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Performance figures for Class I shares, first offered on December 21, 2009, includes the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.



THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                          ONE      FIVE     TEN
                                                               YEAR    YEARS    YEARS
Barclays Capital Municipal Bond Index(5)                      7.78%    5.20%    5.59%
-------------------------------------------------------------------------------------
Barclays Capital 3-15 Year Blended Municipal Bond Index(6)    7.35     5.49     5.49
-------------------------------------------------------------------------------------
Average Lipper General Municipal Debt Fund(7)                 7.65     3.87     4.53
-------------------------------------------------------------------------------------







5. The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Barclays Capital Municipal Bond Index is the Fund's broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The Barclays Capital 3-15 Year Blended Municipal Bond Index is an index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The average Lipper general municipal debt fund is representative of funds that invest primarily in municipal debt issues in the top four credit ratings. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,048.60        $4.75          $1,020.60         $4.69
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,049.40        $4.24          $1,021.10         $4.18
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00       $1,047.50        $6.04          $1,019.30         $5.95
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,047.50        $6.04          $1,019.30         $5.95
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,050.60        $2.95          $1,022.30         $2.91
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.92% for Investor Class, 0.82% for Class A, 1.17% for Class B and Class C and 0.57% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

STATE COMPOSITION AS OF OCTOBER 31, 2010 (Unaudited)


California                              13.2%
Texas                                   11.2
Florida                                  9.9
New Jersey                               7.5
Massachusetts                            5.3
Puerto Rico                              4.7
Illinois                                 3.9
New York                                 3.9
Pennsylvania                             3.9
Georgia                                  3.6
Louisiana                                3.1
Ohio                                     2.8
Michigan                                 2.7
South Carolina                           2.4
Tennessee                                2.3
Washington                               2.1
Arizona                                  1.9
U.S. Virgin Islands                      1.9
North Carolina                           1.8
North Dakota                             1.7
Virginia                                 1.4
Colorado                                 1.2
Nevada                                   1.1
Wisconsin                                1.1
Hawaii                                   0.9
Kansas                                   0.9
New Mexico                               0.8
Delaware                                 0.6
Wyoming                                  0.6
Alabama                                  0.4
Indiana                                  0.4
Missouri                                 0.4
Utah                                     0.3
District of Columbia                     0.1
Other Assets, Less Liabilities           0.0++
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2010

    1.  California State, 5.625%-6.25%, due
        4/1/26-11/1/35
    2.  Texas State Turnpike Authority Central
        Texas System Revenue, 5.50%, due 8/15/39
    3.  Massachusetts State Health & Educational
        Facilities Authority Revenue, Suffolk
        University, 6.25%, due 7/1/30
    4.  South Carolina State Ports Authority
        Revenue, 5.30%, due 7/1/26
    5. FYI Properties Wash Lease Revenue, 5.50%, due 6/1/39

    6.  Chicago, Illinois Housing Authority
        Capital Program Revenue, 5.00%, due 7/1/23
    7.  Massachusetts Educational Financing
        Authority Revenue, 5.70%-6.00%, due
        1/1/28-1/1/31
    8.  Atlanta, Georgia Water & Wastewater
        Revenue, 5.00%-6.25%, due 11/1/22-11/1/43
    9.  Texas Private Activity Bond Surface
        Transportation Corp. Revenue, 7.50%, due
        6/30/33
   10.  Virgin Islands Public Finance Authority,
        6.75%, due 10/1/37





8    MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio managers John Loffredo, CFA, and Robert DiMella, CFA, of MacKay Shields LLC, the Fund's Subadvisor.

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 9.08% for Investor Class shares, 9.25% for Class A shares, 8.85% for Class B shares and 8.85% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 9.48%. All share classes outperformed the 7.65% return of the average Lipper(1) general municipal debt fund and the 7.78% return of the Barclays Capital Municipal Bond Index(2) for the 12 months ended October 31, 2010. The Barclays Capital Municipal Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund outperformed the Barclays Capital Municipal Bond Index during the reporting period primarily because of an overweight position in lower-rated investment-grade credits and an emphasis on longer-dated bonds (those maturing in 20 years or more).

WHAT WAS THE FUND'S DURATION(3) STRATEGY DURING THE REPORTING PERIOD?

Overall, our strategy is to keep the Fund's duration close to that of the Barclays Capital Municipal Bond Index. At times, depending on conditions in the municipal market, seasonal technicals and our outlook for what lies ahead, we may adjust the Fund's duration modestly shorter or longer.

During the reporting period, the Fund's duration was somewhat longer than that of the benchmark index because of the Fund's overweight position in longer-dated bonds. We felt that bonds with longer maturities would outperform shorter-dated bonds as the Build America Bond program reduced the supply of municipal bonds with maturities of 20 years or more. Our positioning decision proved beneficial for the Fund's performance.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

We anticipated that the Federal Reserve would maintain the targeted federal funds rate at a very low level for an indefinite period of time to help corporate and individual borrowers reduce interest costs and to help get the economy back on track. We also expected that as the economy showed signs of stabilizing, heavy demand for higher-quality securities would taper off and investors would gravitate toward riskier credits in search of higher yield. In addition, we anticipated that the growth of the Build America Bond Program would result in lower long-term issuance and, thus, contribute to the stronger performance of long-term bonds. As a result, our investment activity centered on adding bonds rated A and BBB to the Fund.(4) We also favored longer-term bonds over short-term bonds within the Fund. Both of these decisions had a positive impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

On an absolute basis, the most significant positive contributors to the Fund's performance were revenue bonds, bonds rated A and BBB, and investments with maturities of 20 years or more. The Fund's weakest contributing market segments were securities rated AAA and AA and bonds maturing in 10 years or less.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We increased the Fund's allocation to bonds maturing in 15 to 30 years. We also reduced the Fund's exposure to intermediate-maturity bonds. We increased the Fund's exposure to bonds rated BBB, while reducing the Fund's exposure to bonds rated AAA and AA.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's exposure both to toll-road issuers and to state general obligation debt.

1. See page 6 for more information on Lipper Inc.
2. See page 6 for more information on the Barclays Capital Municipal Bond Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                    mainstayinvestments.com    9

We reduced the Fund's exposure to prerefunded(5) bonds as well as to bonds secured by a dedicated tax stream.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the Fund was overweight relative to the Barclays Capital Municipal Bond Index in revenue bonds and underweight relative to the benchmark in general obligation bonds. On the same date, the Fund held underweight positions in bonds rated AAA and AA and overweight positions in bonds rated A and BBB. At the end of the reporting period, the Fund remained overweight relative to the benchmark in bonds with maturities of 20 years or more. Each of these positioning strategies helped the Fund's performance during the reporting period.


5. Prerefunding, or advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are usually invested in Treasury securities, which in turn, are held in escrow, collateralizing the first bond. Since in most cases, the advance refunded bonds essentially become fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value--sometimes significantly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2010


                                    PRINCIPAL
                                       AMOUNT         VALUE
MUNICIPAL BONDS 100.0%+
-----------------------------------------------------------

ALABAMA 0.4%
Alabama Water Pollution Control
  Authority Refunding, Revolving
  Fund Loan
  Series B, Insured: AMBAC
  4.125%, due 2/15/14 (a)         $ 1,550,000  $  1,385,514
                                               ------------


ARIZONA 1.9%
Pima County Industrial
  Development Authority Lease
  Revenue, Metro Police Facility
  Series A
  6.00%, due 7/1/41                 4,000,000     4,357,640
Pima County Industrial
  Development Authority Revenue,
  Tucson Electric Power Co.
  5.75%, due 9/1/29                 1,000,000     1,034,920
Scottsdale Arizona Industrial
  Development Authority Hospital
  Revenue, Scottsdale
  Healthcare
  5.00%, due 9/1/17                 1,370,000     1,507,959
                                               ------------
                                                  6,900,519
                                               ------------

CALIFORNIA 13.2%
California Health Facilities
  Financing Authority Revenue,
  Catholic Healthcare
  Series G
  5.25%, due 7/1/23                   575,000       596,206
  Series A
  6.00%, due 7/1/34                 3,000,000     3,297,360
California Health Facilities
  Financing Authority Revenue,
  Providence Health Services
  Series B
  5.50%, due 10/1/39                  535,000       573,531
California Infrastructure &
  Economic Development Bank
  Revenue, California
  Independent System Operator
  Corp.
  Series A
  5.50%, due 2/1/30                 5,400,000     5,600,286
X  California State
  5.625%, due 4/1/26                2,500,000     2,718,075
  6.00%, due 11/1/35                2,500,000     2,817,550
  6.25%, due 11/1/34                5,000,000     5,768,100
California State Public Works
  Board, Lease Revenue
  Series C
  5.25%, due 6/1/28                 4,310,000     4,367,969
California State Public Works
  Revenue, Various Capital
  Project
  Series G1
  5.75%, due 10/1/30                1,000,000     1,059,680
California Statewide Communities
  Development Authority Revenue
  5.25%, due 11/1/30                1,475,000     1,548,779
California Statewide Communities
  Development Authority Revenue,
  Aspire Public School
  6.375%, due 7/1/45                3,000,000     3,088,110
Golden State Tobacco
  Securitization Corp.
  Series A
  4.50%, due 6/1/27                 4,595,000     4,168,814
Hayward, California Unified
  School District, Capital
  Appreciation Election
  Series A, Insured: AGM
  (zero coupon), due 8/1/36 (b)    12,500,000     2,144,375
Los Rios, California Community
  College District Election
  Series D
  5.375%, due 8/1/34                4,000,000     4,315,240
Morongo, California Unified
  School District Election
  Series B, Insured: AGM
  5.25%, due 8/1/38 (b)             3,600,000     3,730,680
Sacramento, California Unified
  School District Election
  Series C, Insured: AMBAC
  5.125%, due 7/1/31 (a)            1,945,000     2,023,170
                                               ------------
                                                 47,817,925
                                               ------------

COLORADO 1.2%
E-470 Public Highway Authority
  Colorado Revenue
  Series C
  5.375%, due 9/1/26                1,000,000     1,011,730
Fronterra Village Metropolitan
  District, Colorado, Refunding
  Insured: CIFG
  4.375%, due 12/1/36 (c)           1,580,000     1,132,607
North Range Village Metropolitan
  District, Colorado, Refunding
  & Improvement
  Insured: CIFG
  4.25%, due 12/1/36 (c)            1,820,000     1,465,901
Sand Creek Metropolitan District
  Insured: RADIAN
  4.625%, due 12/1/31 (d)             875,000       741,344
                                               ------------
                                                  4,351,582
                                               ------------



+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest issuers held, as of October 31, 2010. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                    PRINCIPAL
                                       AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)
DELAWARE 0.6%
Delaware State Economic
  Development Authority Revenue
  Pollution Control, Delmarva
  Power
  Series C, Insured: AMBAC
  4.90%, due 5/1/26 (a)           $ 2,250,000  $  2,269,575
                                               ------------


DISTRICT OF COLUMBIA 0.1%
District of Columbia Water and
  Sewer Authority Revenue,
  Public Utilities
  Insured: AGM
  5.50%, due 10/1/28 (b)              400,000       486,324
                                               ------------


FLORIDA 9.9%
Cape Coral, Florida, Water &
  Sewer Revenue
  Insured: AMBAC, AGM
  5.00%, due 10/1/36 (a)(b)         6,000,000     6,088,800
Citizens Property Insurance
  Corp. Revenue
  Series A-1
  5.25%, due 6/1/17                 3,500,000     3,785,180
  Series A-1
  6.00%, due 6/1/16                 2,220,000     2,494,636
Florida Hurricane Catastrophe
  Fund, Florida Finance Corp.
  Revenue
  Series A
  5.00%, due 7/1/14                 2,000,000     2,171,020
Gainesville, Florida, Utilities
  System Revenue
  Series A
  0.33%, due 10/1/26                  390,000       390,000
Highlands County Florida Health
  Facilities Authority Revenue
  Hospital, Adventist
  Health Systems
  Series D
  5.375%, due 11/15/35 (e)          4,500,000     5,043,465
Miami-Dade County Florida
  Aviation International Airport
  Revenue
  Series A, Insured: AGM
  5.50%, due 10/1/26 (b)(f)         2,000,000     2,101,360
  Series A-1
  5.50%, due 10/1/29                3,000,000     3,256,620
Miami-Dade County Florida Solid
  Waste System Revenue
  Insured: NATL-RE
  5.00%, due 10/1/19 (g)            1,735,000     1,883,134
Miami-Dade County Florida
  Special Obligation,
  Subordinate
  Series B, Insured: NATL-RE
  (zero coupon), due 10/1/31 (g)   16,935,000     4,653,907
South Florida Water Management
  District
  Insured: AMBAC
  5.00%, due 10/1/20 (a)            3,535,000     3,866,725
                                               ------------
                                                 35,734,847
                                               ------------

GEORGIA 3.6%
X  Atlanta, Georgia Water &
  Wastewater Revenue
  Insured: AGM
  5.00%, due 11/1/43 (b)            1,000,000     1,013,380
  Series A
  6.00%, due 11/1/22                2,000,000     2,332,080
  Series A
  6.25%, due 11/1/39                3,500,000     3,945,270
DeKalb County Hospital Authority
  Revenue, DeKalb Medical
  Center, Project
  6.125%, due 9/1/40                3,500,000     3,631,880
Fulton County Georgia
  Development Authority Revenue,
  Piedmont Healthcare, Inc.
  Series A
  5.00%, due 6/15/32                2,050,000     2,122,508
                                               ------------
                                                 13,045,118
                                               ------------

HAWAII 0.9%
Hawaii State Department of
  Budget and Finance Revenue,
  Hawaiian Electric Co.
  6.50%, due 7/1/39                 3,000,000     3,324,390
                                               ------------


ILLINOIS 3.9%
X  Chicago, Illinois Housing
  Authority Capital Program
  Revenue
  Insured: AGM
  5.00%, due 7/1/23 (b)             7,000,000     7,461,440
Chicago, Illinois Waterworks
  Revenue
  Insured: NATL-RE
  6.50%, due 11/1/15 (g)            3,005,000     3,663,336
Cook County, Illinois
  Series A, Insured: NATL-RE
  5.00%, due 11/15/28 (g)             125,000       125,264
Illinois Finance Authority
  Revenue, Refunding, OSF
  Healthcare System
  Series A
  6.00%, due 5/15/39                2,560,000     2,710,502
                                               ------------
                                                 13,960,542
                                               ------------

INDIANA 0.4%
Indianapolis, Indiana Public
  Improvement Bond Bank
  Series A, Insured: AGM
  5.50%, due 1/1/38 (b)             1,100,000     1,210,363


12    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)
INDIANA (CONTINUED)
Whiting, Indiana Environmental
  Facilities Revenue
  2.80%, due 6/1/44               $   200,000  $    204,036
                                               ------------
                                                  1,414,399
                                               ------------

KANSAS 0.9%
Arkansas City Public Building
  Commission Revenue, South
  Central Regional Medical
  Center
  7.00%, due 9/1/29                 3,000,000     3,333,570
                                               ------------


LOUISIANA 3.1%
Louisiana Local Government
  Environmental Facilities &
  Community Development
  Authority Revenue
  Series A, Insured: AMBAC
  5.625%, due 10/1/16 (a)           1,425,000     1,433,764
Louisiana Public Facilities
  Authority Hospital Revenue,
  Franciscan Mission Aries
  6.75%, due 7/1/39                 4,000,000     4,407,480
Louisiana Public Facilities
  Authority Revenue, Christus
  Health
  Series A
  6.00%, due 7/1/29                 1,600,000     1,725,360
Louisiana State Citizens
  Property Insurance Corp.
  Assessment Revenue
  Series B, Insured: AMBAC
  5.00%, due 6/1/20 (a)             2,340,000     2,410,200
New Orleans, Louisiana Sewer
  Service Revenue
  Insured: AGM
  6.00%, due 6/1/24 (b)               500,000       546,400
  Insured: AGM
  6.25%, due 6/1/29 (b)               750,000       812,865
                                               ------------
                                                 11,336,069
                                               ------------

MASSACHUSETTS 5.3%
X  Massachusetts Educational
  Financing Authority Revenue
  Series B
  5.70%, due 1/1/31 (f)             3,000,000     3,080,550
  Series I
  6.00%, due 1/1/28                 4,000,000     4,295,640
Massachusetts State Health &
  Educational Facilities
  Authority Revenue
  Series C
  5.375%, due 7/1/35                2,950,000     2,927,846
X  Massachusetts State Health &
  Educational Facilities
  Authority Revenue,
  Suffolk University
  Series A
  6.25%, due 7/1/30                 7,550,000     8,358,076
Massachusetts State Water
  Resources Authority
  Series DCL-003
  0.40%, due 8/1/37                   395,000       395,000
                                               ------------
                                                 19,057,112
                                               ------------

MICHIGAN 2.7%
Detroit, Michigan Sewer Disposal
  Revenue
  Series B, Insured: AGM
  7.50%, due 7/1/33 (b)             3,900,000     4,765,059
Detroit, Michigan Water Supply
  System
  Series A, Insured: AGM
  5.00%, due 7/1/34 (b)               800,000       802,320
Michigan Finance Authority
  Series E
  4.75%, due 8/22/11                4,035,000     4,122,963
Michigan Tobacco Settlement
  Finance Authority
  Series A
  6.00%, due 6/1/34                   250,000       210,957
                                               ------------
                                                  9,901,299
                                               ------------

MISSOURI 0.4%
Cape Girardeau County Industrial
  Development Authority
  Series A
  5.75%, due 6/1/39                 1,400,000     1,479,534
                                               ------------


NEVADA 1.1%
Clark County Nevada Passenger
  Facility Charge Revenue, Las
  Vegas-McCarran
  International Airport
  Series A-2, Insured: AMBAC
  5.00%, due 7/1/26 (a)             3,750,000     3,942,825
                                               ------------


NEW JERSEY 7.5%
New Jersey Economic Development
  Authority Revenue, Cigarette
  Tax
  5.50%, due 6/15/31                2,420,000     2,370,729
New Jersey Economic Development
  Authority Revenue, MSU Student
  Housing Project
  5.875%, due 6/1/42                1,000,000     1,049,640
New Jersey Economic Development
  Authority Revenue, MSU Student
  Housing Project-Provident
  Group-Montclair LLC
  5.375%, due 6/1/25                4,500,000     4,679,235


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                    PRINCIPAL
                                       AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
New Jersey Health Care
  Facilities Financing Authority
  Revenue, Cigarette Tax
  5.625%, due 6/15/18             $ 2,550,000  $  2,551,938
New Jersey Health Care
  Facilities Financing Authority
  Revenue, Hackensack University
  Medical Center Insured: GTY
  5.25%, due 1/1/31 (h)             2,760,000     2,921,046
New Jersey Health Care
  Facilities Financing
  Authority, Hospital Asset
  Transformation Program
  Series A
  5.75%, due 10/1/31                2,000,000     2,191,200
New Jersey State Higher
  Education Assistance Authority
  Revenue, Student Loan
  Series A, Insured: AGM
  6.125%, due 6/1/30 (b)(f)         4,000,000     4,300,680
Newark, New Jersey Housing
  Authority Revenue, South Ward
  Police Facility
  Insured: AGM
  6.75%, due 12/1/38 (b)            4,000,000     4,615,080
Tobacco Settlement Financing
  Corp.
  Series 1A
  4.50%, due 6/1/23                 2,800,000     2,630,320
                                               ------------
                                                 27,309,868
                                               ------------

NEW MEXICO 0.8%
New Mexico Finance Authority
  State Transportation Revenue
  Series A, Insured: MBIA
  5.00%, due 6/15/22 (i)            2,750,000     3,037,238
                                               ------------


NEW YORK 3.9%
Albany Industrial Development
  Agency Civic Facility Revenue
  Series A, Insured: AGM
  5.50%, due 5/1/32 (b)             1,215,000     1,316,149
City of New York
  2.10%, due 8/1/23                   250,000       250,000
Dutchess County, New York,
  Industrial Development Agency
  Civic Facility Revenue
  Series A
  4.50%, due 8/1/36                 3,975,000     3,645,552
New York Liberty Development
  Corp. Revenue Refunding,
  Second Priority Bank of
  America
  5.625%, due 7/15/47               1,400,000     1,462,790
  6.375%, due 7/15/49               1,950,000     2,095,139
New York State Dormitory
  Authority Revenue
  Series B
  7.50%, due 5/15/11 (e)            1,250,000     1,296,525
New York State Environmental
  Facilities Corp. Pollution
  Control Revenue, State Water
  Revolving Fund Series A
  7.50%, due 6/15/12                   30,000        30,182
Port Authority of New York and
  New Jersey
  Insured: FGIC
  5.00%, due 10/1/22 (f)(j)         3,725,000     3,921,717
                                               ------------
                                                 14,018,054
                                               ------------

NORTH CAROLINA 1.8%
North Carolina Eastern Municipal
  Power Agency Systems Revenue
  Series A
  5.50%, due 1/1/12                 2,000,000     2,097,840
North Carolina Turnpike
  Authority
  Series A, Insured: AGM
  5.75%, due 1/1/39 (b)             4,000,000     4,339,880
                                               ------------
                                                  6,437,720
                                               ------------

NORTH DAKOTA 1.7%
Mclean County North Dakota Solid
  Waste Facilities Revenue
  Series A
  4.875%, due 7/1/26                6,135,000     6,296,473
                                               ------------


OHIO 2.8%
Lucas County Ohio Hospital
  Revenue, Promedica Healthcare
  Obligated Group
  Insured: AMBAC
  5.375%, due 11/15/29 (a)          2,830,000     2,845,622
Toledo-Lucas County Port
  Authority Development Revenue
  Series A
  5.10%, due 5/15/12                  320,000       319,907
  Series B
  6.25%, due 5/15/24 (f)            1,030,000     1,020,236
University of Cincinnati, Ohio,
  Receipts
  Series A, Insured: AMBAC
  5.00%, due 6/1/31 (a)             5,615,000     5,757,340
                                               ------------
                                                  9,943,105
                                               ------------

PENNSYLVANIA 3.9%
Montgomery County Industrial
  Development Authority
  5.25%, due 8/1/33                   275,000       290,766
  5.75%, due 8/1/30                 1,000,000     1,062,570


14    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
Pennsylvania Economic
  Development Financing
  Authority Water Facility
  Revenue
  Series A
  5.00%, due 12/1/33 (f)          $ 3,790,000  $  3,797,277
  Series A
  5.00%, due 12/1/34 (f)            1,000,000       999,260
Pennsylvania State Turnpike
  Commission Revenue
  Series B
  5.75%, due 6/1/39                 4,000,000     4,378,400
Philadelphia Pennsylvania
  Airport Revenue
  Series A, Insured: AGM
  5.00%, due 6/15/40 (b)            3,470,000     3,555,084
                                               ------------
                                                 14,083,357
                                               ------------

PUERTO RICO 4.7%
Puerto Rico Commonwealth
  Infrastructure Financing
  Authority, Special Tax Revenue
  Series C, Insured: AMBAC
  5.50%, due 7/1/23 (a)             5,000,000     5,539,850
Puerto Rico Commonwealth,
  Refunding, Public Improvement
  Series B
  6.50%, due 7/1/37                 5,000,000     5,726,550
Puerto Rico Electric Power
  Authority Revenue
  Series WW
  5.25%, due 7/1/33                 3,000,000     3,122,700
Puerto Rico Sales Tax Financing
  Corp. Revenue
  Series C
  6.00%, due 8/1/39                 2,250,000     2,540,497
                                               ------------
                                                 16,929,597
                                               ------------

SOUTH CAROLINA 2.4%
South Carolina Jobs-Economic
  Development Authority/Economic
  Development Revenue, Bon
  Secours-St. Francis Medical
  Center
  Series A
  5.625%, due 11/15/30                935,000     1,030,024
X  South Carolina State Ports
  Authority Revenue
  Insured: AGM
  5.30%, due 7/1/26 (b)(f)          7,500,000     7,508,325
                                               ------------
                                                  8,538,349
                                               ------------

TENNESSEE 2.3%
Blount County Tennessee Public
  Building Authority Revenue
  Series A
  0.83%, due 6/1/32                   425,000       425,000
  Series A
  0.95%, due 6/1/34                 4,450,000     4,450,000
Johnson City Tennessee Health
  And Educational Facilities
  Board Hospital Revenue
  Series A
  6.50%, due 7/1/38                 1,500,000     1,629,975
Memphis-Shelby County Tennessee
  Airport Authority Revenue,
  Refunding
  Series B
  5.75%, due 7/1/24 (f)             1,380,000     1,490,924
Sevier County Tennessee Public
  Building Authority Revenue
  Series VI-K-1, Insured:
  Syncora Guarantee, Inc.
  0.95%, due 6/1/34                   225,000       225,000
                                               ------------
                                                  8,220,899
                                               ------------

TEXAS 11.2%
Dallas-Fort Worth, Texas
  International Airport
  Facilities Improvement Revenue
  Series A, Insured: NATL-RE
  6.00%, due 11/1/28 (f)(g)         4,000,000     4,006,280
Gulf Coast Waste Disposal
  Authority, Texas Environmental
  Facilities Revenue
  2.30%, due 1/1/42                 3,000,000     3,037,110
Houston, Texas Airport System
  Revenue
  Series B, Insured: FGIC
  5.00%, due 7/1/22 (j)             2,985,000     3,205,114
La Vernia Texas Higher Education
  Finance Corp. Revenue
  Series A
  6.25%, due 8/15/39                1,835,000     1,945,522
Matagorda County, Texas,
  Navigation District No 1
  Revenue
  Series A, Insured: NATL-RE
  5.25%, due 6/1/26 (g)             1,365,000     1,365,560
North Texas Throughway Authority
  Revenue
  Series F
  5.75%, due 1/1/38                 3,000,000     3,167,280
  Series A
  6.25%, due 2/1/23                 2,800,000     2,980,320
Texas Private Activity Bond
  Surface Transportation Corp
  Series Lien-LBG
  7.50%, due 6/30/32                2,500,000     2,858,725


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                    PRINCIPAL
                                       AMOUNT         VALUE
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
X  Texas Private Activity Bond
  Surface Transportation Corp.
  Revenue
  7.50%, due 6/30/33              $ 6,000,000  $  6,851,280
X  Texas State Turnpike
  Authority Central Texas System
  Revenue
  Series A, Insured: AMBAC
  5.50%, due 8/15/39 (a)           10,000,000    10,149,800
Texas State, Public Finance
  Authority, Charter School
  Finance Corp. Revenue
  Series A
  6.20%, due 2/15/40                1,000,000     1,058,510
                                               ------------
                                                 40,625,501
                                               ------------

U.S. VIRGIN ISLANDS 1.9%
X  Virgin Islands Public Finance
  Authority
  Series A
  6.75%, due 10/1/37                6,000,000     6,765,540
                                               ------------


UTAH 0.3%
Herrriman Utah Special
  Assessment
  5.00%, due 11/1/24                  575,000       588,231
  5.00%, due 11/1/29                  425,000       427,877
                                               ------------
                                                  1,016,108
                                               ------------

VIRGINIA 1.4%
Capital Beltway Funding Corp.
  Revenue
  Series B
  3.55%, due 12/31/47 (f)           5,000,000     5,000,000
                                               ------------


WASHINGTON 2.1%
Central Puget Sound Regional
  Transportation Authority Sales
  & Use Tax Revenue
  Series 2625Z
  0.31%, due 11/1/15                  175,000       175,000
X  FYI Properties Wash Lease
  Revenue
  5.50%, due 6/1/39                 7,000,000     7,491,750
                                               ------------
                                                  7,666,750
                                               ------------

WISCONSIN 1.1%
Wisconsin State Health &
  Educational Facilities
  Authority Revenue
  5.00%, due 7/1/20                 1,785,000     1,807,866
  5.00%, due 7/1/25                 2,270,000     2,279,216
                                               ------------
                                                  4,087,082
                                               ------------

WYOMING 0.6%
Campbell County, Wyoming Solid
  Waste Facilities Revenue
  Series A
  5.75%, due 7/15/39                2,000,000     2,211,000
                                               ------------
Total Municipal Bonds
  (Cost $344,729,141)                           361,927,785
                                               ------------
Total Investments
  (Cost $344,729,141) (k)               100.0%  361,927,785
Other Assets, Less Liabilities            0.0++     179,014
                                  -----------  ------------

Net Assets                              100.0% $362,106,799
                                  ===========  ============





++   Less than one-tenth of a percent.
(a)  AMBAC--Ambac Assurance Corp.
(b)  AGM--Assured Guaranty Municipal Corp.
(c)  CIFG--CIFG Group
(d)  RADIAN--Radian Asset Assurance, Inc.
(e)  Pre-refunding Security--issuer has or
     will issue new bonds and use the proceeds
     to purchase Treasury securities that
     mature at or near the same date as the
     original issue's call date.
(f)  Interest on these securities is subject
     to alternative minimum tax.
(g)  NATL-RE--National Public Finance
     Guarantee
(h)  GTY--Assured Guaranty Corp.
(i)  MBIA--MBIA Insurance Corp.
(j)  FGIC--Financial Guaranty Insurance Co.
(k)  At October 31, 2010, cost is $344,729,141
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $17,408,359
Gross unrealized depreciation         (209,715)
                                   -----------
Net unrealized appreciation        $17,198,644
                                   ===========





16    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Municipal Bonds                                     $     --  $361,927,785      $     --  $361,927,785
                                                      --------  ------------      --------  ------------
Total Investments in Securities                       $     --  $361,927,785      $     --  $361,927,785
                                                      ========  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $344,729,141)      $361,927,785
Cash                                        19,816
Receivables:
  Interest                               5,850,310
  Fund shares sold                       3,312,083
  Investment securities sold             1,325,229
Other assets                                62,585
                                      ------------
     Total assets                      372,497,808
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased        9,372,274
  Fund shares redeemed                     191,788
  Manager (See Note 3)                     126,470
  NYLIFE Distributors (See Note 3)          88,743
  Transfer agent (See Note 3)               39,120
  Shareholder communication                 26,506
  Professional fees                         20,901
  Custodian                                  2,363
  Trustees                                     981
Accrued expenses                             2,375
Dividend payable                           519,488
                                      ------------
     Total liabilities                  10,391,009
                                      ------------
Net assets                            $362,106,799
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Share of beneficial interest
  outstanding (par value of $.01 per
  share) unlimited number of shares
  authorized                          $    383,479
Additional paid-in capital             362,404,912
                                      ------------
                                       362,788,391
Distributions in excess of net
  investment income                       (286,856)
Accumulated net realized loss on
  investments                          (17,593,380)
Net unrealized appreciation on
  investments                           17,198,644
                                      ------------
Net assets                            $362,106,799
                                      ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 22,219,830
                                      ============
Shares of beneficial interest
  outstanding                            2,343,532
                                      ============
Net asset value per share
  outstanding                         $       9.48
Maximum sales charge (4.50% of
  offering price)                             0.45
                                      ------------
Maximum offering price per share
  outstanding                         $       9.93
                                      ============
CLASS A
Net assets applicable to outstanding
  shares                              $242,890,694
                                      ============
Shares of beneficial interest
  outstanding                           25,730,966
                                      ============
Net asset value per share
  outstanding                         $       9.44
Maximum sales charge (4.50% of
  offering price)                             0.44
                                      ------------
Maximum offering price per share
  outstanding                         $       9.88
                                      ============
CLASS B
Net assets applicable to outstanding
  shares                              $ 13,907,240
                                      ============
Shares of beneficial interest
  outstanding                            1,473,635
                                      ============
Net asset value and offering price
  per share outstanding               $       9.44
                                      ============
CLASS C
Net assets applicable to outstanding
  shares                              $ 65,695,090
                                      ============
Shares of beneficial interest
  outstanding                            6,957,641
                                      ============
Net asset value and offering price
  per share outstanding               $       9.44
                                      ============
CLASS I
Net assets applicable to outstanding
  shares                              $ 17,393,945
                                      ============
Shares of beneficial interest
  outstanding                            1,842,124
                                      ============
Net asset value and offering price
  per share outstanding               $       9.44
                                      ============





18    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Interest                            $ 14,882,374
                                      ------------
EXPENSES
  Manager (See Note 3)                   1,493,488
  Distribution/Service--Investor
     Class (See Note 3)                     55,264
  Distribution/Service--Class A (See
     Note 3)                               498,374
  Distribution/Service--Class B (See
     Note 3)                                79,088
  Distribution/Service--Class C (See
     Note 3)                               213,876
  Transfer agent (See Note 3)              217,360
  Professional fees                        108,158
  Registration                              92,684
  Shareholder communication                 45,189
  Custodian                                 27,917
  Trustees                                  10,357
  Miscellaneous                             14,290
                                      ------------
     Total expenses before
       waiver/reimbursement              2,856,045
  Expense waiver/reimbursement from
     Manager (See Note 3)                 (287,611)
                                      ------------
     Net expenses                        2,568,434
                                      ------------
Net investment income                   12,313,940
                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------
Net realized gain on investments         4,970,773
Net change in unrealized
  appreciation (depreciation) on
  investments                            8,204,118
                                      ------------
Net realized and unrealized gain on
  investments                           13,174,891
                                      ------------
Net increase in net assets resulting
  from operations                      $25,488,831
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                       2010          2009
INCREASE IN NET ASSETS
---------------------------------------------------------
Operations:
 Net investment income         $ 12,313,940  $  7,719,759
 Net realized gain (loss) on
  investments and swap
  transactions                    4,970,773   (12,322,414)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and swap
  contracts                       8,204,118    25,657,323
                               --------------------------
 Net increase in net assets
  resulting from operations      25,488,831    21,054,668
                               --------------------------
Dividends to shareholders:
 From net investment income:
    Investor Class                 (966,893)     (898,748)
    Class A                      (9,075,767)   (6,125,325)
    Class B                        (653,552)     (843,706)
    Class C                      (1,804,556)     (433,702)
    Class I                        (376,448)           --
                               --------------------------
 Total dividends to
  shareholders                  (12,877,216)   (8,301,481)
                               --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        156,464,595    45,502,223
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       7,665,296     5,623,582
 Cost of shares redeemed        (40,000,749)  (28,103,439)
                               --------------------------
    Increase in net assets
     derived from capital
     share transactions         124,129,142    23,022,366
                               --------------------------
    Net increase in net
     assets                     136,740,757    35,775,553
NET ASSETS
---------------------------------------------------------
Beginning of year               225,366,042   189,590,489
                               --------------------------
End of year                    $362,106,799  $225,366,042
                               ==========================
Undistributed (distributions
 in excess of) net
 investment income at end of
 year                          $   (286,856) $    276,420
                               ==========================





20    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INVESTOR CLASS
                                     ------------------------------------------
                                                                   FEBRUARY 28,
                                                                      2008**
                                                                      THROUGH
                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                       2010           2009             2008
Net asset value at beginning of
  period                             $  9.08        $  8.48           $  9.07
                                     -------        -------           -------
Net investment income                   0.39 (a)       0.34 (a)          0.25
Net realized and unrealized gain
  (loss) on investments                 0.41           0.63             (0.60)
                                     -------        -------           -------
Total from investment operations        0.80           0.97             (0.35)
                                     -------        -------           -------
Less dividends:
  From net investment income           (0.40)         (0.37)            (0.24)
                                     -------        -------           -------
Net asset value at end of period     $  9.48        $  9.08           $  8.48
                                     =======        =======           =======
Total investment return (b)             9.08%         11.67%            (4.03%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 4.24%          3.93%             3.92%++
  Net expenses                          0.93%          1.02%             0.99%++
  Expenses (before
     waiver/reimbursement)              1.03%          1.25%             1.21%++
Portfolio turnover rate                   97%            94%               90%
Net assets at end of period (in
  000's)                             $22,220        $21,683           $21,450




                                                                      CLASS B
                                     -------------------------------------------------------------------------



                                                               YEAR ENDED OCTOBER 31,
                                       2010           2009           2008           2007           2006
Net asset value at beginning of
  period                             $  9.04        $  8.44        $  9.48        $  9.75        $  9.62
                                     -------        -------        -------        -------        -------
Net investment income                   0.37 (a)       0.32 (a)       0.33           0.34           0.36 (a)
Net realized and unrealized gain
  (loss) on investments                 0.41           0.63          (1.03)         (0.26)          0.13 (e)
                                     -------        -------        -------        -------        -------
Total from investment operations        0.78           0.95          (0.70)          0.08           0.49
                                     -------        -------        -------        -------        -------
Less dividends:
  From net investment income           (0.38)         (0.35)         (0.34)         (0.35)         (0.36)
                                     -------        -------        -------        -------        -------
Net asset value at end of period     $  9.44        $  9.04        $  8.44        $  9.48        $  9.75
                                     =======        =======        =======        =======        =======
Total investment return (b)             8.85%         11.32%         (7.46%)         0.86%          5.16%(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 3.99%          3.68%          3.63%          3.63%          3.68%
  Net expenses                          1.18%          1.26%          1.20%          1.14%          1.14%
  Expenses (before
     waiver/reimbursement)              1.28%          1.50%          1.40%          1.31%          1.34%(d)
Portfolio turnover rate                   97%            94%            90%            59%            55%
Net assets at end of period (in
  000's)                             $13,907        $18,219        $23,935        $31,921        $45,529



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total investment return is not annualized.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.




22    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              CLASS A
      --------------------------------------------------------------------------------------



                                      YEAR ENDED OCTOBER 31,
        2010              2009              2008              2007              2006

      $   9.04          $   8.45          $   9.48          $   9.75          $   9.62
      --------          --------          --------          --------          --------
          0.40 (a)          0.35 (a)          0.36              0.38              0.38 (a)
          0.42              0.62             (1.02)            (0.27)             0.13 (e)
      --------          --------          --------          --------          --------
          0.82              0.97             (0.66)             0.11              0.51
      --------          --------          --------          --------          --------

         (0.42)            (0.38)            (0.37)            (0.38)            (0.38)
      --------          --------          --------          --------          --------
      $   9.44          $   9.04          $   8.45          $   9.48          $   9.75
      ========          ========          ========          ========          ========
          9.25%            11.72%            (7.17%)            1.12%             5.43%(d)(e)

          4.36%             4.04%             3.94%             3.88%             3.93%
          0.82%             0.90%             0.88%             0.89%             0.89%
          0.92%             1.08%             1.04%             1.06%             1.09%(d)
            97%               94%               90%               59%               55%
      $242,891          $162,921          $136,781          $189,210          $200,593



                                                                                 CLASS I
                                                                              ------------
                                                                              DECEMBER 21,
                                   CLASS C                                       2009**
      ----------------------------------------------------------------           THROUGH
                           YEAR ENDED OCTOBER 31,                             OCTOBER 31,
        2010           2009          2008          2007          2006             2010

      $  9.04        $  8.45        $ 9.48        $ 9.75        $ 9.62           $  9.07
      -------        -------        ------        ------        ------           -------
         0.37 (a)       0.32 (a)      0.34          0.35          0.36 (a)          0.38 (a)
         0.41           0.61         (1.03)        (0.27)         0.13 (e)          0.35
      -------        -------        ------        ------        ------           -------
         0.78           0.93         (0.69)         0.08          0.49              0.73
      -------        -------        ------        ------        ------           -------

        (0.38)         (0.34)        (0.34)        (0.35)        (0.36)            (0.36)
      -------        -------        ------        ------        ------           -------
      $  9.44        $  9.04        $ 8.45        $ 9.48        $ 9.75           $  9.44
      =======        =======        ======        ======        ======           =======
         8.85%         11.31%        (7.46%)        0.86%         5.16%(d)(e)       8.25%(c)

         3.99%          3.68%         3.64%         3.63%         3.68%             4.64%++
         1.18%          1.28%         1.20%         1.14%         1.14%             0.57%++
         1.28%          1.51%         1.40%         1.31%         1.34%(d)          0.67%++
           97%            94%           90%           59%           55%               97%
      $65,695        $22,544        $7,425        $6,752        $5,949           $17,394




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares were first offered and commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Prior to July 15, 2010, no sales charge applied on investments of $1 million or more in Investor and Class A shares. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a

24    MainStay Tax Free Bond Fund
matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations

                                                   mainstayinvestments.com    25
and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment advisor and an indirect, wholly owned subsidiary of New York Life, serves as Subadvisor and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.50% up to $500 million; 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion, plus a fee for fund accounting services furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.52% for the year ended October 31, 2010, inclusive of the effective fund accounting services rate of 0.02% of the Fund's average daily net assets which was previously provided by New York Life Investments under a separate fund accounting agreement. New York Life Investments contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.40% on assets up to $500 million, 0.375% on assets from $500 million to $1 billion, and 0.35% on assets in excess of $1 billion.

At the December 15, 2010, Board of Trustees meeting, the Board approved a revision to the current contractual management fee waiver decreasing the management fee waiver from 0.10% to 0.05% of the Fund's average daily net assets effective March 1, 2011. In this regard, effective March 1, 2011, New York Life Investments will waive a portion of its management fee so that the management fee does not exceed 0.45% on assets up to $500 million, 0.425% on assets from $500 million to $1 billion, and 0.40% on assets in excess of $1 billion. This revised management fee waiver expires February 28, 2012.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares do not exceed 0.94% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2011, and is reviewed by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify, or terminate the agreement. Total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

At the December 15, 2010, Board of Trustees meeting, the Board approved a revision to the current written expense limitation agreement on Class A shares decreasing the expense limitation from 0.94% to 0.82% of its average daily net assets effective March 1, 2011. New York Life Investments will continue to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This revised expense limitation agreement expires on February 28, 2012.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $1,493,488 and waived/reimbursed its fees in the amount of $287,611.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at the annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution or service fee.


26    MainStay Tax Free Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,158 and $148,882, respectively, for the year ended October 31, 2010. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $5,904, $9,544 and $12,421, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $35,210
----------------------------------------------
Class A                                 86,036
----------------------------------------------
Class B                                 25,289
----------------------------------------------
Class C                                 67,527
----------------------------------------------
Class I                                  3,298
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $59,864    0.0%++
------------------------------------------------
Class C                               120    0.0++
------------------------------------------------
Class I                            26,962    0.2
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $10,114.

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

                               ACCUMULATED
             UNDISTRIBUTED         CAPITAL          OTHER        UNREALIZED          TOTAL
 ORDINARY       TAX EXEMPT       AND OTHER      TEMPORARY      APPRECIATION    ACCUMULATED
   INCOME           INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
 $150,840          $81,792    $(17,593,380)     $(519,488)      $17,198,644      $(681,592)
--------------------------------------------------------------------- --------------------



The other temporary differences are primarily due to distributions payable.

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $17,593,380 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2011              $ 3,146
           2012                  478
           2016                1,647
           2017               12,322
---------------------------------- -----
          Total              $17,593
---------------------------------- -----



The Fund utilized $4,970,774 of capital loss carryforwards during the year ended October 31, 2010.


                                                   mainstayinvestments.com    27

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                      2010        2009
Distribution paid from:
  Ordinary Income              $    50,732  $  370,756
  Exempt Interest Dividends     12,826,484   7,930,725
------------------------------------------------------
Total                          $12,877,216  $8,301,481
------------------------------------------------------



NOTE 5-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests. Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 7-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $396,265 and $277,837, respectively.

NOTE 8-CAPITAL SHARE TRANSACTIONS


 INVESTOR CLASS                   SHARES       AMOUNT
Year ended October 31, 2010:
Shares sold                      220,062  $ 2,042,969
Shares issued to shareholders
  in reinvestment of dividends    88,874      822,591
Shares redeemed                 (282,871)  (2,622,286)
                                ---------------------
Net increase (decrease) in
  shares outstanding before
  conversion                      26,065      243,274
Shares converted into Investor
  Class (See Note 1)             170,508    1,585,079
Shares converted from Investor
  Class (See Note 1)            (241,144)  (2,255,419)
                                ---------------------
Net increase (decrease)          (44,571) $  (427,066)
                                =====================
Year ended October 31, 2009:
Shares sold                       91,282  $   808,244
Shares issued to shareholders
  in reinvestment of dividends    86,590      753,775
Shares redeemed                 (302,466)  (2,644,594)
                                ---------------------
Net increase (decrease) in
  shares outstanding before
  conversion                    (124,594)  (1,082,575)
Shares converted into Investor
  Class (See Note 1)             117,038    1,032,575
Shares converted from Investor
  Class (See Note 1)            (133,943)  (1,212,371)
                                ---------------------
Net increase (decrease)         (141,499) $(1,262,371)
                                =====================




 CLASS A                                 SHARES        AMOUNT
Year ended October 31, 2010:
Shares sold                          10,196,940  $ 94,144,661
Shares issued to shareholders in
  reinvestment of dividends             598,616     5,525,110
Shares redeemed                      (3,026,006)  (27,960,275)
                                     ------------------------
Net increase (decrease) in shares
  outstanding before conversion       7,769,550    71,709,496
Shares converted into Class A
  (See Note 1)                          759,834     7,030,745
Shares converted from Class A
  (See Note 1)                          (78,133)     (726,760)
Shares converted from Class A (a)      (739,946)   (6,763,103)
                                     ------------------------
Net increase (decrease)               7,711,305  $ 71,250,378
                                     ========================
Year ended October 31, 2009:
Shares sold                           3,026,444  $ 27,215,955
Shares issued to shareholders in
  reinvestment of dividends             465,198     4,038,840
Shares redeemed                      (2,208,318)  (19,125,509)
                                     ------------------------
Net increase (decrease) in shares
  outstanding before conversion       1,283,324    12,129,286
Shares converted into Class A
  (See Note 1)                          575,013     5,062,692
Shares converted from Class A
  (See Note 1)                          (34,659)     (311,996)
                                     ------------------------
Net increase (decrease)               1,823,678  $ 16,879,982
                                     ========================





28    MainStay Tax Free Bond Fund

 CLASS B                          SHARES       AMOUNT
Year ended October 31, 2010:
Shares sold                      295,839  $ 2,740,723
Shares issued to shareholders
  in reinvestment of dividends    51,171      470,784
Shares redeemed                 (277,988)  (2,554,239)
                                ---------------------
Net increase (decrease) in
  shares outstanding before
  conversion                      69,022      657,268
Shares converted from Class B
  (See Note 1)                  (610,842)  (5,633,645)
                                ---------------------
Net increase (decrease)         (541,820) $(4,976,377)
                                =====================
Year ended October 31, 2009:
Shares sold                      164,271  $ 1,433,748
Shares issued to shareholders
  in reinvestment of dividends    69,749      602,494
Shares redeemed                 (529,475)  (4,617,021)
                                ---------------------
Net increase (decrease) in
  shares outstanding before
  conversion                    (295,455)  (2,580,779)
Shares converted from Class B
  (See Note 1)                  (523,358)  (4,570,900)
                                ---------------------
Net increase (decrease)         (818,813) $(7,151,679)
                                =====================




 CLASS C                          SHARES       AMOUNT
Year ended October 31, 2010:
Shares sold                    4,778,747  $44,173,733
Shares issued to shareholders
  in reinvestment of
  dividends                       88,900      822,965
Shares redeemed                 (402,689)  (3,753,300)
                               ----------------------
Net increase (decrease)        4,464,958  $41,243,398
                               ======================
Year ended October 31, 2009:
Shares sold                    1,788,795  $16,044,276
Shares issued to shareholders
  in reinvestment of
  dividends                       26,029      228,473
Shares redeemed                 (201,133)  (1,716,315)
                               ----------------------
Net increase (decrease)        1,613,691  $14,556,434
                               ======================




 CLASS I                                SHARES       AMOUNT
Period ended October 31, 2010 (b):
Shares sold                          1,434,882  $13,362,509
Shares issued to shareholders in
  reinvestment of dividends              2,548       23,846
Shares redeemed                       (335,252)  (3,110,649)
                                     ----------------------
Net increase (decrease) in shares
  outstanding before conversion      1,102,178   10,275,706
Shares converted into Class I (a)      739,946    6,763,103
                                     ----------------------
Net increase (decrease)              1,842,124  $17,038,809
                                     ======================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   - All Class B and C shares are ineligible for a voluntary conversion.

 These limitations do not impact any automatic conversion features described in
 Note 1 with respect to Investor Class, Class A and B shares.

 An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

(b) Class I shares were first offered on December 21, 2009.

NOTE 9-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the revision and extension of the written expense limitation agreement and decrease in the contractual management fee waiver, as disclosed in Note 3(A) to these financial statements.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


30    MainStay Tax Free Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Tax Free Bond Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Trustees"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields;
(ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields'

                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)



willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board's determination to approve the Agreements.


32    MainStay Tax Free Bond Fund

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    33

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For individual federal income tax purposes, the Fund designated 99.6% of the ordinary income dividends paid during the fiscal year ended October 31, 2010 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103 (a) of the Internal Revenue Code.

In February 2011, shareholders will receive an IRS. Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2010.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


34    MainStay Tax Free Bond Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    35

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


36    MainStay Tax Free Bond Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    37

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





38    MainStay Tax Free Bond Fund

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


                                                   mainstayinvestments.com    39

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


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     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
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



     NYLIM-AO21090 MS333-10                                          MST11-12/10
                                                                              13

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2010 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $578,705.

The aggregate fees billed for the fiscal year ended October 31, 2009 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $708,705.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i) $11,500 for the fiscal year ended October 31, 2010, and (ii) $40,000 for the fiscal year ended October 31, 2009. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $90,800 during the fiscal year ended October 31, 2010, and (ii) $88,100 during the fiscal year ended October 31, 2009. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2010, and (ii) $0 during the fiscal year ended October 31, 2009.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit and Compliance Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2010 and October 31, 2009 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2010, and (ii) $0 for the fiscal year ended October 31, 2009.

(h) The Registrant's Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2010 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: January 7, 2011


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 7, 2011

                                  EXHIBIT INDEX

(a)(1)   Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.